UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05309

Nuveen Investment Funds, Inc.

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Mark J. Czarniecki

Vice President and Secretary

333 West Wacker Drive,

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: March 31

Date of reporting period: September 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Mutual Funds
30 September
2020
Nuveen Municipal
Bond Funds
Fund Name	Class A	Class C	Class C2	Class R6	Class I
Nuveen All-American Municipal Bond Fund	FLAAX	FACCX	FAACX	FAAWX	FAARX
Nuveen Intermediate Duration Municipal Bond Fund	NMBAX	NNCCX	NNSCX	—	NUVBX
Nuveen Limited Term Municipal Bond Fund	FLTDX	FAFJX	FLTCX	—	FLTRX
Nuveen Short Term Municipal Bond Fund	FSHAX	NAAEX	NSVCX	—	FSHYX
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.
You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.
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Table
of Contents

Chair’s Letter to Shareholders
Dear Shareholders,
The COVID-19 crisis is taking an unprecedented toll on our health, societies, economies and financial markets. Our thoughts are with you during this time of significant disruption caused by the disease and its economic fallout.
A renewed increase in COVID-19 cases in multiple areas, including an outbreak affecting President Trump and White House staffers and contacts, showed that controlling the spread of the novel coronavirus remains an ongoing public health concern as economies reopen and social activities resume. In the meantime, medical knowledge is improving and some areas have been able to implement much narrower restrictions when infection clusters have recurred. This, along with government stimulus, has helped an economic recovery gain traction, with a significant recovery in jobs, consumer spending, manufacturing and other indicators from their weakest levels. Additionally, progress toward a vaccine and treatments has been promising, while the timeline is unknown. Markets have recently taken an optimistic view, but the course of the virus and policy goals of the presumptive Biden administration  –  and their implications for the U.S. economic recovery  –  will continue to shape sentiment.
While we do not want to understate the dampening effect on the global economy, it is important to differentiate short-term interruptions from the longer-lasting implications to the economy. Prior to the COVID-19 crisis, some areas of the global economy were showing signs of improvement after trade tensions had weighed on economic activity for much of 2019. More recently, countries that have reopened have seen marked improvement in some near-term economic indicators.
Central banks and governments around the world have announced economic stimulus measures and pledged to continue doing what it takes to support their economies. In the U.S., the Federal Reserve has cut its benchmark interest rate to near zero and introduced similar programs that helped revive the U.S. economy after the 2008 financial crisis. The U.S. Government has approved three relief packages, including a $2 trillion-dollar package directly supporting businesses and individuals. The Coronavirus Aid, Relief and Economic Security Act, called the CARES Act, has provided direct payments and expanded unemployment benefits to individuals, loans and grants to small businesses, loans and other money to large corporations and funding for hospitals, public health, education and state and local governments. Additional stimulus measures are expected after the election, even if control of Congress remains divided. In the European Union, the European Central Bank recently increased the size of its Pandemic Emergency Purchase Program, known as PEPP, to $1.6 trillion from $882 billion and extended its duration to June 2021.
In the meantime, patience and a long-term perspective are key for investors. When market fluctuations are the leading headlines day after day, it’s tempting to “do something.” However, your long-term goals can’t be met with short-term thinking. We encourage you to talk to your financial professional, who can review your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
November 20, 2020

Portfolio Managers’
Comments
Nuveen All-American Municipal Bond Fund
Nuveen Intermediate Duration Municipal Bond Fund
Nuveen Limited Term Municipal Bond Fund
Nuveen Short Term Municipal Bond Fund
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Funds’ investment adviser. Portfolio managers John V. Miller, CFA, and Timothy T. Ryan, CFA, have managed the Nuveen All-American Municipal Bond Fund since 2010 and 2016, respectively. Paul L. Brennan, CFA, has managed the Nuveen Intermediate Duration Municipal Bond Fund since 2007 and the Nuveen Limited Term Municipal Bond Fund since 2006. Christopher L. Drahn, CFA, has managed the Nuveen Short Term Municipal Bond Fund since 2002.
On May 21, 2020, the Board of Trustees of Nuveen Multistate Trust III and Nuveen Municipal Trust approved the reorganization of the Nuveen Tennessee Municipal Bond Fund (the “Target Fund”) into the Nuveen All-American Municipal Bond Fund (the “Acquiring Fund”). The proposed reorganization was approved at a special meeting of the Target Fund’s shareholders held on September 28, 2020. It is anticipated that the reorganization will be completed on, or around, January 8, 2021.
Recently, the portfolio managers reviewed key investment strategies and the Funds’ performance for the six-month reporting period ended September 30, 2020.
An Update on COVID-19 Coronavirus and its Impact on the Securities Markets
Slowing COVID-19 coronavirus infection rates around the world encouraged authorities to loosen restrictions on business and social activity in recent months. While economic indicators have improved considerably from the depths of the shutdown, some regions, including the U.S. and Europe, have seen an uptick in infection rates after reopening, which prompted tightening coronavirus restrictions in some areas. Additionally, certain government programs supporting businesses and workers are expiring with little clarity on extensions or replacement options. Amid these challenges, the pace of recovery appeared to be moderating, and short-term market volatility has picked up again.
The initial market response was severe, but the responses from central banks and governments to ease the strain on financial systems, businesses and individuals, as well as positive vaccine news, have helped markets bounce back from the depths of the crisis. Although the detection of the virus in China was made public in December 2019, markets did not start to fully acknowledge the risks and potential economic impact until the latter portion of February 2020, when outbreaks outside of China were first reported. Global stock markets sold off severely, with the S&P 500® index reaching a bear market (a 20% drop from the previous high) within three weeks, the fastest bear market decline in history. Even certain parts of the bond market suffered; below investment grade municipal and corporate bonds generally dropped the furthest, mostly out of concerns for the continued financial stability of lower quality issuers. Demand for safe-haven assets, along with mounting recession fears, drove the yield on the 10-year U.S. Treasury note to 0.5% in March 2020,

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody's) or Fitch, Inc (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national ratings agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)
an all-time low. Additionally, oil prices collapsed to an 18-year low on supply glut concerns, as shutdowns across the global economy sharply reduced oil demand, although oil prices have recovered to well above those lows.
While most markets have recovered most of their losses, volatility will likely remain elevated until the health crisis itself is under control (via fewer new cases, lower infection rates and/or verified treatments or vaccines). There are still many unknowns and new information is incoming daily, compounding the difficulty of modeling outcomes for epidemiologists and economists alike.
Nuveen, LLC and our portfolio management teams are monitoring the situation carefully and continuously refining our views and approaches to managing the Funds to best pursue investment objectives while mitigating risks through all market environments.
How did the Funds perform during the six-month reporting period ended September 30, 2020?
The tables in the Fund Performance, Expense Ratios and Effective Leverage Ratios section of this report provide each Fund’s total return performance information for each share class of the Fund for the period ended September 30, 2020. Each Fund’s Class A Shares at net asset value (NAV) are compared with the performance of its corresponding benchmark and Lipper classification average.
During the reporting period, the Nuveen All-American Municipal Bond Fund and Nuveen Short Term Municipal Bond Fund outperformed their respective benchmark indexes and Lipper classification averages. The Nuveen Intermediate Duration Municipal Bond Fund underperformed both its benchmark index and Lipper classification average, while the Nuveen Limited Term Municipal Bond Fund performed in line with both its benchmark index and Lipper classification average.
What strategies were used to manage the Funds during the reporting period and how did these strategies influence performance?
Nuveen All-American Municipal Bond Fund, Nuveen Intermediate Duration Municipal Bond Fund and Nuveen Limited Term Municipal Bond Fund’s investment objective is to provide as high a level of current interest income exempt from regular federal income taxes as is consistent with preservation of capital. Nuveen Short Term Municipal Bond Fund’s investment objective is to provide current income that is exempt from federal income tax to the extent consistent with preservation of capital.
Below we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.
Nuveen All-American Municipal Bond Fund
The Nuveen All-American Municipal Bond Fund’s Class A Shares at NAV outperformed the S&P Municipal Bond Index for the six-month reporting period ended September 30, 2020.
Favorable duration (interest rate) and yield curve positioning helped drive the Fund’s relative outperformance this reporting period. To support the Fund’s dividend, we tend to prioritize longer dated bonds for their higher yields. As long-term interest rates fell during the reporting period, the Fund was well positioned to benefit from this drop. A modest offset to that positive impact was our position in U.S. Treasury futures contracts to hedge against potential inflation, these futures lagged as inflation remained muted. The Fund’s use of certain floating rate securities, including tender option bonds (TOBs) modestly boosted relative performance.
Sector positioning also contributed to performance. The Fund benefited from an overweighting in various sectors which outperformed the index. For example, the Fund had more exposure than the benchmark to the tobacco, industrial development revenue, airport and toll road sectors. In addition, underweights in general obligation, housing and pre-refunded bonds also contributed, given these sectors’ relative underperformance. However, an overweighting in convention center bonds hurt results. Due to the COVID-19 crisis, convention centers have experienced significant declines in business. Maintaining less exposure than the index to the higher education sector also detracted.
The Fund’s credit quality allocation was another positive performance factor. Overweightings in bonds rated lower investment grade (A and BBB) and below investment grade (BB and below) contributed to results. After lower rated securities disproportionately fell in March 2020, they bounced back to a greater degree during the reporting period.

Security selection further added value. The Fund’s top individual contributors included Chicago Board of Education general obligation and capital improvement tax bonds and Ohio tobacco bonds. We also benefited from holdings in California general obligation, New Jersey transportation, and Public Energy Authority of Kentucky and Lower Alabama gas backed bonds. In all these cases, the securities recovered to a greater-than-average degree as conditions in the municipal bond market improved.
Some holdings, however, failed to recover to the same degree, and several were notable detractors for the Fund. The Fund’s positions in Georgia Proton Treatment Center and Provision CARES Proton Therapy Center (Florida) project revenue bonds underperformed the index. Also, our investment in bonds for the American Dream mall lagged. After delaying its opening date due to the COVID-19 crisis, the mall and entertainment destination in New Jersey’s Meadowlands reopened in October 2020 (subsequent to the close of the reporting period), with limited capacity at the water and theme parks, ice rink and mini-golf arcade. Another notable relative detractor included an overweight in Washington (D.C.) Convention Center Authority bonds, which, like many convention centers, has seen reduced business due to the COVID-19 crisis.
Entering the reporting period, the Fund was experiencing net investment outflows during a very challenging market environment. Starting in April 2020 and continuing throughout the six-month reporting period, however, the market recovered, and we saw a return to net investment inflows. With substantial new proceeds requiring reinvestment, we had an opportunity to build back the Fund’s allocation to both lower investment grade and below investment grade bonds. Many of these purchases took place early in the reporting period, when we found an exceptional number of attractively priced bonds of lower rated issuers we deemed creditworthy.
The reporting period provided a favorable backdrop for executing tax-loss swaps. This strategy entailed selling lower yielding portfolio holdings and buying similarly structured but higher yielding bonds. We implemented this approach to enhance the Fund’s income earning capability and seek to make the Fund more tax efficient.
New purchases generally included longer dated, higher yielding investments, particularly given little sign of inflation and the Federal Reserve’s guidance that short-term rates were likely to remain low for the foreseeable future. With substantial new shareholder investments this reporting period, sales activity was limited, besides the tax-loss swaps mentioned earlier. When we did sell bonds, we looked to higher quality, lower yielding bonds, which provided us a ready source of funds when we identified attractive longer term opportunities in the marketplace.
Nuveen Intermediate Duration Municipal Bond Fund
The Nuveen Intermediate Duration Municipal Bond Fund’s Class A Shares at NAV underperformed the S&P Municipal Bond Intermediate Index for the six-month reporting period ended September 30, 2020.
Some large holdings in the Fund underperformed this reporting period due to unfavorable news that weighed on the bonds’ prices. Several of these positions were in the transportation sector, where the COVID-19 crisis created near-term (and, we believe, temporary) financial challenges for various issuers. The Fund’s exposure to New York’s Metropolitan Transportation Authority bonds detracted from performance, reflecting a decline in ridership. These holdings generated a roughly flat total return for the Fund, lagging the index. Similarly, the Fund’s position in bonds of Brightline (formerly known as Virgin Trains USA) , a South Florida high-speed passenger rail project, detracted from performance. These securities trailed the index by several percentage points, reflecting the fact that its service has been suspended since March 2020 due to the COVID-19 crisis.
The Fund also experienced underperformance in the industrial development revenue bond sector, led by a poor performing position in the equity securities of Energy Harbor (formerly FirstEnergy Solutions). The Fund acquired shares in Energy Harbor when its holding of certain municipal bonds issued by FirstEnergy Solutions was converted into Energy Harbor equity as part of FirstEnergy Solution’s emergence from bankruptcy protection. The share price appreciated strongly following its March 2020 issuance, which increased both the size of the Fund’s position and its impact on performance. In July 2020, the stock suffered a correction on negative news about the predecessor company and its former parent company. While we continue to closely monitor the situation, we believe that the sell-off was a short-term overreaction and that over the long term, the company’s underlying value will be recognized and rewarded by the market. The stock ultimately finished in slightly positive territory for the reporting period, nevertheless trailing the index by a few percentage points and thus hampering the Fund in relative terms.

Portfolio Managers’ Comments (continued)
Various securities made positive relative contributions for the Fund. For example, we benefited from our holdings in longer dated tobacco and housing bonds, both of which outperformed the index during the reporting period. We also saw strength from various tax supported issues, highlighted by Chicago general obligation debt, Chicago Board of Education bonds, New Jersey state debt, Puerto Rico sales tax bonds and Oklahoma school district issues.
Credit quality and sector positioning also contributed to relative performance. With credit positioning, the Fund benefited from overweightings in lower investment grade credit tiers, A and BBB, which outperformed their higher grade counterparts. In terms of sector allocation, overweightings in the tobacco and industrial development revenue sectors contributed in light of their relative outperformance. An underweighting in the lagging education sector also helped. In contrast, overweightings in two categories that lagged the index, health care and housing, detracted.
Coming into this reporting period, the Fund was experiencing substantial investment outflows in a volatile market environment. To satisfy these shareholder redemptions, we were selling higher quality, shorter duration bonds, which were maintaining more of their value than comparable lower quality, longer dated issues.
As the reporting period began, the market was beginning a steady recovery that lasted throughout the reporting period. The environment of investment outflows in the municipal bond marketplace turned to one of significant inflows. To restore the Fund’s positioning to more closely resemble where it had stood prior to the COVID-19 crisis, we took advantage of shifting market conditions to purchase a greater proportion of higher quality bonds. Given that bonds of mid-investment grade quality were offering yields we saw as unattractive due to heightened demand in the marketplace, we were seeing better value potential from more highly rated issues and chose to focus our purchases there.
New bond acquisitions took place across the maturity spectrum, and we offset many of our longer dated purchases with short-term notes, which offered yields comparable to similar short maturity municipal bonds but with significantly less credit risk, in our opinion. Other areas of purchase activity during the reporting period included various tax supported loans, and we also acquired a number of bonds in the housing sector, offering higher quality, attractive yields and good underlying credit fundamentals.
Nuveen Limited Term Municipal Bond Fund
The Nuveen Limited Term Municipal Bond Fund’s Class A Shares at NAV performed in line with the S&P Municipal Bond Short-Intermediate Index for the six-month reporting period ended September 30, 2020.
Overall, security selection detracted from Fund performance. In particular, several transportation sector holdings experienced near-term financial challenges related to the COVID-19 crisis, even as we ultimately saw these challenges as temporary. Fund holdings included New York Metropolitan Transportation Authority bonds, which experienced a sharp decline in ridership, and Brightline (formerly known as Virgin Trains USA), a South Florida high-speed passenger rail project that suspended its service in March 2020. Both holdings produced a modestly positive total return for these six months that nevertheless trailed the index.
The Fund also experienced underperformance in the industrial development revenue bond sector, led by a poor performing position in the equity securities of Energy Harbor (formerly FirstEnergy Solutions). The Fund acquired shares in Energy Harbor when its holding of certain municipal bonds issued by FirstEnergy Solutions was converted into Energy Harbor equity as part of FirstEnergy Solution’s emergence from bankruptcy protection. The share price appreciated strongly following its March 2020 issuance, which increased both the size of the Fund’s position and its impact on performance. In July 2020, the stock suffered a correction on negative news about the predecessor company and its former parent company. While we continue to closely monitor the situation, we believe that the sell-off was a short-term overreaction and that over the long term, the company’s underlying value will be recognized and rewarded by the market. The stock ultimately finished in slightly positive territory for the reporting period, nevertheless trailing the index by a few percentage points and thus hampering the Fund in relative terms.
In terms of individual security selection, relative contributors included long-dated tobacco and housing bond holdings, which outperformed the index. Various lower rated tax supported bonds also added value, which included the Chicago Board of Education, Chicago general obligation, New Jersey state, Puerto Rico sales tax and Oklahoma school district bonds. In contrast, security selection in the education sector hurt results, particularly shorter dated, more highly rated issues, which underperformed the index.

Credit quality and sector positioning were the largest positive performance drivers for the Fund. Overweightings in the A and BBB rated tiers of the market added value, as bonds in these lower investment grade categories outperformed higher quality bonds during the reporting period.
From a sector standpoint, relative overweightings in the outperforming tobacco and industrial development revenue bond sectors contributed to results. We also benefited from underweightings in pre-refunded and tax supported debt, since both sectors trailed the index. One notable detractor, however, was the Fund’s overweighting in single-family housing bonds. As all-time-low interest rates led to a significant increase in mortgage refinancing activity, investors in housing debt saw the bonds’ expected average lives decrease.
The Fund’s favorable duration (interest) and yield curve positioning contributed to performance, helped by the Fund’s relative overweighting in longer duration bonds, especially those with durations of eight years and longer. Partly offsetting this positive contribution was a simultaneous overweight in shorter maturity bonds, particularly those with durations between zero and two years, which was an underperforming segment of the yield curve.
Throughout the reporting period, the Fund received a steady stream of new investment inflows. This led us to be active buyers of municipal bonds. New purchases often prioritized higher quality bonds with an emphasis on the AAA and AA credit tiers, where we have tended to find better values as credit spreads continued to narrow.
Our purchases of new bonds took place across various sectors and included the tobacco debt, single-family housing bonds and tax supported sectors. In the tax supported sector, the Fund acquired several short-term notes during the third quarter 2020, at a time we believed they were offering especially good value despite their low nominal yields. We also purchased a number of investor-owned utilities, allowing us to partly replenish a decline in exposure to the sector due to recent bond maturities. We also selectively sold certain transportation bonds.
Nuveen Short Term Municipal Bond Fund
The Nuveen Short Term Municipal Bond Fund’s Class A Shares at NAV outperformed the S&P Municipal Bond Short Index for the six-month reporting period ended September 30, 2020.
Relative to the index, the Fund’s duration (interest rate) and yield curve positioning added value. Within our short-term investment universe, longer dated bonds collectively outperformed their shorter term counterparts. During the reporting period, the Fund’s duration grew and finished the reporting period slightly longer that of the index. Such a stance was helpful in an environment of falling interest rates. From a yield curve standpoint, our overweight in bonds with effective durations of more than four years lifted relative performance. Tempering that result, however, was the Fund’s cash balance combined with an overweight in bonds maturing in less than a year; both categories underperformed the index.
The Fund’s credit positioning was another positive performance factor. In an environment of narrowing credit spreads, lower rated bonds collectively outperformed higher quality issues. The Fund’s overweight in lower investment grade bonds (rated A and BBB) helped results, as did the Fund’s exposure to the below investment grade BB credit tier of the market.
The Fund’s sector positioning benefited from an underweighting in pre-refunded bonds. This allocation added value, given these securities’ relative underperformance. The Fund also benefited from overweights in the health care and transportation sectors. We further enjoyed favorable security selection in both groups. Overweights in prepaid gas and tobacco bonds also boosted relative performance.
New shareholder inflows were somewhat muted in the first half of this reporting period but accelerated in the second half of the reporting period. These inflows, along with bond maturities and existing cash in the portfolio, provided the Fund with substantial proceeds to fund bond purchases throughout these six months. The Fund’s focus on new purchases included sectors and individual securities where credit spreads remained wider than in other areas of the market. Finding such investments became more challenging as the reporting period progressed, given the spread tightening throughout the municipal bond marketplace. Purchases included increased exposure to the health care sector and opportunities among general obligation bonds.

Portfolio Managers’ Comments (continued)
The Fund’s credit quality allocation remained stable, even as we incrementally added exposure to the BBB rating tier. Fund purchases were predominantly spread across bonds with maturities from zero to five years. We also found opportunities to buy slightly longer bonds in the six- to seven-year range of the yield curve. We believed these securities’ increased yield and opportunity for spread narrowing justified their modestly extended duration.

Risk Considerations and Dividend Information
Risk Considerations
Nuveen All-American Municipal Bond Fund
Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. In addition, the Fund periodically engages in a moderate amount of portfolio leverage and in doing so, assumes a higher level of risk in pursuit of its objectives. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility, interest rate risk and credit risk.
Nuveen Intermediate Duration Municipal Bond Fund
Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Fund’s use of inverse floaters creates effective leverage. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility and interest rate risk.
Nuveen Limited Term Municipal Bond Fund
Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Fund’s use of inverse floaters creates effective leverage. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility and interest rate risk.
Nuveen Short Term Municipal Bond Fund
Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Fund’s use of inverse floaters creates effective leverage. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility and interest rate risk.
Dividend Information
Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6  –  Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.

Risk Considerations and Dividend Information (continued)
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6  –  Income Tax Information within the Notes to Financial Statements of this report.

Fund Performance, Expense Ratios and Effective Leverage Ratios
The Fund Performance, Expense Ratios and Effective Leverage Ratios for each Fund are shown within this section of the report.
Fund Performance
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown.
Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than 10-years of performance. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
Expense Ratios
The expense ratios shown are as of the Fund's most recent prospectus. The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any). The expense ratios include management fees and other fees and expenses.
Effective Leverage Ratios
Leverage is created whenever a Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of its investment capital. The effective leverage ratio shown for each Fund is the amount of investment exposure created either directly through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. A Fund may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades. Such incidental borrowings, described generally in Notes to Financial Statements, Note 8—Borrowing Arrangements, are excluded from the calculation of a Fund’s effective leverage ratio.

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen All-American Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of September 30, 2020*
		Cumulative	Average Annual
	Inception Date	6-Month	1-Year	5-Year	10-Year	Expense Ratios
Class A Shares at NAV	10/03/88	4.61%	2.24%	4.17%	4.86%	0.70%
Class A Shares at maximum Offering Price	10/03/88	0.25%	(2.02)%	3.29%	4.42%	-
S&P Municipal Bond Index	-	3.78%	3.85%	3.80%	4.04%	-
Lipper General & Insured Municipal Debt Funds Classification Average	-	4.24%	2.69%	3.54%	3.79%	-
Class C2 Shares	6/02/93	4.40%	1.76%	3.61%	4.30%	1.25%
Class I Shares	2/06/97	4.78%	2.53%	4.38%	5.07%	0.50%

	Total Returns as of September 30, 2020*
		Cumulative	Average Annual
	Inception Date	6-Month	1-Year	5-Year	Since Inception	Expense Ratios
Class C Shares	2/10/14	4.27%	1.50%	3.33%	4.07%	1.50%
Class R6 Shares	6/30/16	4.78%	2.55%	N/A	3.39%	0.47%
*       Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Effective March 1, 2021, Class C and Class C2 Shares will automaticlly convert to Class A Shares eight years after purchase. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Effective Leverage Ratio as of September 30, 2020

Effective Leverage Ratio	3.70%

Nuveen Intermediate Duration Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of September 30, 2020*
		Cumulative	Average Annual
	Inception Date	6-Month	1-Year	5-Year	10-Year	Expense Ratios
Class A Shares at NAV	6/13/95	3.73%	2.70%	3.39%	3.45%	0.65%
Class A Shares at maximum Offering Price	6/13/95	0.58%	(0.35)%	2.77%	3.13%	-
S&P Municipal Bond Intermediate Index	-	4.04%	4.29%	3.64%	3.80%	-
Lipper Intermediate Municipal Debt Funds Classification Average	-	4.04%	3.01%	2.90%	3.04%	-
Class C2 Shares	6/13/95	3.43%	2.12%	2.81%	2.88%	1.20%
Class I Shares	11/29/76	3.82%	2.89%	3.60%	3.65%	0.45%

	Total Returns as of September 30, 2020*
		Cumulative	Average Annual
	Inception Date	6-Month	1-Year	5-Year	Since Inception	Expense Ratios
Class C Shares	2/10/14	3.30%	1.87%	2.55%	2.72%	1.45%
*       Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Effective March 1, 2021, Class C and Class C2 Shares will automaticlly convert to Class A Shares eight years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Effective Leverage Ratio as of September 30, 2020

Effective Leverage Ratio	0.14%

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen Limited Term Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of September 30, 2020*
		Cumulative	Average Annual
	Inception Date	6-Month	1-Year	5-Year	10-Year	Expense Ratios
Class A Shares at NAV	10/19/87	3.37%	2.81%	2.24%	2.25%	0.62%
Class A Shares at maximum Offering Price	10/19/87	0.81%	0.22%	1.73%	2.00%	-
S&P Municipal Bond Short-Intermediate Index	-	3.43%	3.74%	2.47%	2.48%	-
Lipper Short-Intermediate Municipal Debt Funds Classification Average	-	3.33%	2.99%	2.08%	2.04%	-
Class C2 Shares	12/01/95	3.19%	2.44%	1.89%	1.90%	0.97%
Class I Shares	2/06/97	3.47%	2.93%	2.44%	2.46%	0.42%

	Total Returns as of September 30, 2020*
		Cumulative	Average Annual
	Inception Date	6-Month	1-Year	5-Year	Since Inception	Expense Ratios
Class C Shares	2/10/14	2.97%	2.00%	1.43%	1.39%	1.42%
*       Class A Shares have a maximum 2.50% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 0.70% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Effective March 1, 2021, Class C and Class C2 Shares will automaticlly convert to Class A Shares eight years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Effective Leverage Ratio as of September 30, 2020

Effective Leverage Ratio	0.00%

Nuveen Short Term Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of September 30, 2020*
		Cumulative	Average Annual
	Inception Date	6-Month	1-Year	5-Year	10-Year	Expense Ratios
Class A Shares at NAV	10/25/02	2.47%	2.06%	1.37%	1.45%	0.69%
Class A Shares at maximum Offering Price	10/25/02	(0.12)%	(0.49)%	0.86%	1.19%	-
S&P Municipal Bond Short Index	-	2.25%	2.76%	1.70%	1.52%	-
Lipper Short Municipal Debt Funds Classification Average	-	1.90%	1.85%	1.36%	1.15%	-
Class I Shares	10/25/02	2.58%	2.29%	1.58%	1.66%	0.49%

	Total Returns as of September 30, 2020*
		Cumulative	Average Annual
	Inception Date	6-Month	1-Year	5-Year	Since Inception	Expense Ratios
Class C Shares	2/10/14	2.07%	1.27%	0.56%	0.50%	1.49%
Class C2 Shares	8/31/11	2.29%	1.70%	1.03%	1.00%	1.04%
*       Class A Shares have a maximum 2.50% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 0.70% if redeemed within twelve months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Effective March 1, 2021, Class C and Class C2 Shares will automaticlly convert to Class A Shares eight years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Effective Leverage Ratio as of September 30, 2020

Effective Leverage Ratio	0.00%

Yields    as of September 30, 2020
Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.
The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the fund on an after-tax basis at an assumed tax rate. Your actual combined federal and state income tax rates may differ from the assumed rate. Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the fund (based on payments made during the previous calendar year) that was either exempt from federal income tax but not from state income tax (e.g., income from an out-of state municipal bond), or was exempt from neither federal nor state income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.
Nuveen All-American Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class R6	Class I
Dividend Yield	3.01%	2.33%	2.58%	3.33%	3.33%
SEC 30-Day Yield	1.92%	1.21%	1.48%	2.23%	2.20%
Taxable-Equivalent Yield(40.8%)[2]	3.24%	2.04%	2.49%	3.76%	3.71%
Nuveen Intermediate Duration Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.21%	1.45%	1.71%	2.46%
SEC 30-Day Yield	1.11%	0.35%	0.59%	1.34%
Taxable-Equivalent Yield(40.8%)[2]	1.87%	0.59%	0.99%	2.26%
Nuveen Limited Term Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	1.92%	1.17%	1.60%	2.14%
SEC 30-Day Yield	0.51%	(0.27)%	0.17%	0.72%
Taxable-Equivalent Yield(40.8%)[2]	0.86%	(0.46)%	0.29%	1.22%

Nuveen Short Term Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	1.32%	0.53%	1.00%	1.53%
SEC 30-Day Yield	0.11%	(0.68)%	(0.24)%	0.31%
Taxable-Equivalent Yield(40.8%)[2]	0.19%	(1.15)%	(0.41)%	0.52%
1         The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.
2         The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a federal income tax rate shown in the respective table above.

Holding Summaries    as of September 30, 2020
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Nuveen All-American Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	102.1%
Common Stocks	0.3%
Corporate Bonds	0.0%
Short-Term Municipal Bonds	0.2%
Other Assets Less Liabilities	1.2%
Net Assets Plus Floating Rate Obligations	103.8%
Floating Rate Obligations	(3.8)%
Net Assets	100%

Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	3.9%
AAA	3.4%
AA	28.8%
A	29.2%
BBB	15.2%
BB or Lower	8.7%
N/R (not rated)	10.6%
N/A (not applicable)	0.2%
Total	100%
Portfolio Composition (% of total investments)
Transportation	22.6%
Tax Obligation/Limited	16.1%
Health Care	15.9%
Tax Obligation/General	11.8%
Utilities	7.1%
Education and Civic Organizations	7.0%
Water and Sewer	6.4%
Other	13.1%
Total	100%
States and Territories (% of total municipal bonds)
California	17.7%
New York	14.1%
Illinois	7.8%
Texas	5.7%
Colorado	5.6%
Florida	5.5%
Missouri	3.5%
Pennsylvania	3.5%
Wisconsin	2.9%
Indiana	2.3%
New Jersey	2.2%
Puerto Rico	2.0%
Kentucky	2.0%
Arizona	2.0%
Massachusetts	2.0%
Washington	2.0%
Other [1]	19.2%
Total	100%
1	See Portfolio of Investments for deails on "other" States and Territories.

Nuveen Intermediate Duration Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	96.2%
Common Stocks	0.7%
Short-Term Municipal Bonds	2.0%
Other Assets Less Liabilities	1.1%
Net Assets	100%

Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	5.1%
AAA	6.5%
AA	29.6%
A	28.6%
BBB	16.8%
BB or Lower	5.1%
N/R (not rated)	7.6%
N/A (not applicable)	0.7%
Total	100%
Portfolio Composition (% of total investments)
Health Care	16.5%
Transportation	15.2%
Utilities	14.4%
Tax Obligation/Limited	14.4%
Tax Obligation/General	12.2%
Housing/Single Family	6.2%
U.S. Guaranteed	5.0%
Other	16.1%
Total	100%
States and Territories (% of total municipal bonds)
Illinois	11.2%
New York	6.6%
California	5.9%
Texas	5.9%
Pennsylvania	5.8%
Florida	4.8%
New Jersey	4.4%
Indiana	3.4%
Ohio	3.1%
Washington	2.6%
Louisiana	2.6%
Colorado	2.6%
Alabama	2.2%
Virginia	2.2%
Arizona	2.1%
Puerto Rico	2.0%
Georgia	2.0%
Connecticut	1.9%
Kentucky	1.8%
Oklahoma	1.8%
Maryland	1.6%
Wisconsin	1.4%
Nebraska	1.4%
Tennessee	1.4%
Other [1]	19.3%
Total	100%
1	See Portfolio of Investments for deails on "other" States and Territories.

Holding Summaries    as of September 30, 2020 (continued)
Nuveen Limited Term Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	93.7%
Common Stocks	0.9%
Short-Term Municipal Bonds	4.4%
Other Assets Less Liabilities	1.0%
Net Assets	100%

Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	1.5%
AAA	12.5%
AA	32.9%
A	29.3%
BBB	12.1%
BB or Lower	2.4%
N/R (not rated)	8.4%
N/A (not applicable)	0.9%
Total	100%
Portfolio Composition (% of total investments)
Tax Obligation/Limited	18.2%
Tax Obligation/General	17.9%
Utilities	16.2%
Health Care	15.7%
Transportation	9.3%
Housing/Single Family	4.4%
Other	18.3%
Total	100%
States and Territories (% of total municipal bonds)
New York	8.3%
Illinois	8.2%
Texas	7.0%
Ohio	5.2%
Pennsylvania	5.2%
California	5.0%
Florida	4.6%
New Jersey	4.3%
Louisiana	4.2%
Connecticut	3.5%
Kentucky	2.6%
Oklahoma	2.5%
Washington	2.4%
Indiana	2.3%
Michigan	2.3%
Massachusetts	2.0%
Colorado	1.9%
Alabama	1.9%
Arizona	1.8%
Georgia	1.7%
Virginia	1.7%
Puerto Rico	1.5%
Other [1]	19.9%
Total	100%
1	See Portfolio of Investments for deails on "other" States and Territories.

Nuveen Short Term Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	89.9%
Common Stocks	0.0%
Short-Term Municipal Bonds	8.9%
Other Assets Less Liabilities	1.2%
Net Assets	100%

Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	0.9%
AAA	14.8%
AA	32.3%
A	37.3%
BBB	7.0%
BB or Lower	1.6%
N/R (not rated)	6.0%
N/A (not applicable)	0.1%
Total	100%
Portfolio Composition (% of total investments)
Transportation	20.0%
Health Care	19.2%
Tax Obligation/General	18.3%
Utilities	12.3%
Tax Obligation/Limited	8.2%
Industrials	4.5%
Other	17.5%
Total	100%
States and Territories (% of total municipal bonds)
Texas	17.4%
Minnesota	8.9%
Illinois	6.6%
New Jersey	4.4%
Florida	4.4%
Colorado	4.3%
California	4.2%
Alabama	3.9%
Arizona	3.7%
Missouri	3.6%
New York	3.5%
Washington	3.5%
Wisconsin	3.2%
Pennsylvania	2.1%
Nevada	1.8%
Virginia	1.7%
Georgia	1.6%
New Mexico	1.6%
Other [1]	19.6%
Total	100%
1	See Portfolio of Investments for deails on "other" States and Territories.

Expense Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples below do not include the interest and related expenses from inverse floaters that are reflected in the financial statements later within this report, when applicable.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended September 30, 2020.
The beginning of the period is April 1, 2020.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen All-American Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,046.07	$1,042.71	$1,044.01	$1,047.82	$1,047.82
Expenses Incurred During the Period	$ 3.39	$ 7.48	$ 6.20	$ 2.21	$ 2.36
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.76	$1,017.75	$1,019.00	$1,022.91	$1,022.76
Expenses Incurred During the Period	$ 3.35	$ 7.38	$ 6.12	$ 2.18	$ 2.33
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.66%, 1.46%, 1.21%, 0.43% and 0.46% for Classes A, C, C2, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Nuveen Intermediate Duration Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,037.31	$1,033.03	$1,034.31	$1,038.17
Expenses Incurred During the Period	$ 3.32	$ 7.39	$ 6.12	$ 2.30
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.81	$1,017.80	$1,019.05	$1,022.81
Expenses Incurred During the Period	$ 3.29	$ 7.33	$ 6.07	$ 2.28
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.65%, 1.45%, 1.20% and 0.45% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
Nuveen Limited Term Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,033.74	$1,029.73	$1,031.88	$1,034.74
Expenses Incurred During the Period	$ 3.11	$ 7.17	$ 4.89	$ 2.09
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,022.01	$1,018.00	$1,020.26	$1,023.01
Expenses Incurred During the Period	$ 3.09	$ 7.13	$ 4.86	$ 2.08
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.61%, 1.41%, 0.96% and 0.41% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
Nuveen Short Term Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,024.69	$1,020.72	$1,022.90	$1,025.77
Expenses Incurred During the Period	$ 3.50	$ 7.55	$ 5.27	$ 2.49
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.61	$1,017.60	$1,019.85	$1,022.61
Expenses Incurred During the Period	$ 3.50	$ 7.54	$ 5.27	$ 2.48
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.69%, 1.49%, 1.04% and 0.49% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Nuveen All-American Municipal Bond Fund
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 102.4%
	MUNICIPAL BONDS – 102.1%
	Alabama – 1.0%
	Birmingham-Jefferson Civic Center Authority, Alabama, Special Tax Bonds, Series 2018A:
$ 3,500	4.000%, 7/01/38	7/28 at 100.00	Aa3	$3,569,405
3,500	4.000%, 7/01/43	7/28 at 100.00	Aa3	3,524,395
2,000	Hoover Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Series 2019, 5.750%, 10/01/49 (AMT)	10/29 at 100.00	B-	1,808,260
4,220	Infirmary Health System Special Care Facilities Financing Authority of Mobile, Alabama, Revenue Bonds, Infirmary Health System, Inc, Series 2016A, 5.000%, 2/01/41	2/26 at 100.00	BBB+	4,692,556
4,500	Jefferson County, Alabama, Sewer Revenue Warrants, Capital Appreciation Subordinate Lien Series 2013F, 0.000%, 10/01/50 (4)	10/23 at 105.00	BBB	4,440,825
2,800	Jefferson County, Alabama, Sewer Revenue Warrants, Subordinate Lien Series 2013D, 6.500%, 10/01/53	10/23 at 105.00	BBB	3,295,740
14,175	Lower Alabama Gas District, Alabama, Gas Project Revenue Bonds, Series 2016A, 5.000%, 9/01/46	No Opt. Call	A	19,788,158
500	Mobile Spring Hill College Educational Building Authority, Alabama, Revenue Bonds, Spring Hill College Project, Series 2015, 5.875%, 4/15/45	4/25 at 100.00	N/R	515,890
12,295	Southeast Alabama Gas Supply District, Alabama, Gas Supply Revenue Bonds, Project 1, Fixed Rate Series 2018A, 4.000%, 4/01/49 (Mandatory Put 4/01/24)	1/24 at 100.27	A	13,541,467
7,985	Southeast Alabama Gas Supply District, Alabama, Gas Supply Revenue Bonds, Project 2, Fixed Rate Series 2018A, 4.000%, 6/01/49 (Mandatory Put 6/01/24)	3/24 at 100.29	A	8,845,304
55,475	Total Alabama			64,022,000
	Alaska – 0.2%
	Alaska Industrial Development and Export Authority, Revenue Bonds, Greater Fairbanks Community Hospital Foundation Project, Refunding Series 2019:
2,000	4.000%, 4/01/30	4/29 at 100.00	A+	2,356,200
2,045	4.000%, 4/01/31	4/29 at 100.00	A+	2,394,777
2,000	4.000%, 4/01/32	4/29 at 100.00	A+	2,327,260
615	4.000%, 4/01/34	4/29 at 100.00	A+	708,566
3,855	Alaska Municipal Bond Bank, General Obligation Bonds, Refunding Three Series 2016, 5.000%, 12/01/27	No Opt. Call	A+	4,844,116
2,000	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/32	10/20 at 100.00	B3	2,000,600
12,515	Total Alaska			14,631,519
	Arizona – 2.1%
1,500	Arizona Industrial Development Authority, Arizona, Economic Development Revenue Bonds, Linder Village Project in Meridian, Ada County, Idaho, Series 2020, 5.000%, 6/01/31, 144A	No Opt. Call	N/R	1,478,580

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Arizona (continued)
	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc Projects, Series 2017A:
$ 1,100	5.250%, 7/01/47, 144A	7/26 at 100.00	BB	$1,175,152
1,000	5.375%, 7/01/50, 144A	7/26 at 100.00	BB	1,073,100
1,250	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of Math & Science Projects, Series 2019, 5.000%, 7/01/49, 144A	7/29 at 100.00	BB	1,302,963
4,625	Arizona Industrial Development Authority, Hospital Revenue Bonds, Phoenix Children's Hospital, Series 2020A, 3.000%, 2/01/45 (UB) (WI/DD, Settling 10/08/20) (5)	2/30 at 100.00	A1	4,729,618
585	Arizona Industrial Development Authority, Nevada, Education Revenue Bonds, Pinecrest Academy-Cadence Campus Project, Series 2020A, 4.000%, 7/15/40, 144A	7/28 at 100.00	BB+	573,984
3,045	Chandler Industrial Development Authority, Arizona, Industrial Development Revenue Bonds, Intel Corporation Project, Series 2007, 2.700%, 12/01/37 (Mandatory Put 8/14/23) (AMT)	No Opt. Call	A+	3,211,044
9,405	Chandler Industrial Development Authority, Arizona, Industrial Development Revenue Bonds, Intel Corporation Project, Series 2019, 5.000%, 6/01/49 (Mandatory Put 6/03/24) (AMT)	No Opt. Call	A+	10,857,884
	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Legacy Traditional Schools Projects, Taxable Series 2019B:
1,150	4.000%, 7/01/29, 144A	No Opt. Call	Ba2	1,201,923
1,175	5.000%, 7/01/49, 144A	7/29 at 100.00	Ba2	1,255,570
	Maricopa County Industrial Development Authority, Arizona, Hospital Revenue Bonds, HonorHealth, Series 2019A:
1,250	5.000%, 9/01/37	9/28 at 100.00	A2	1,516,400
935	5.000%, 9/01/42	9/28 at 100.00	A2	1,118,765
4,010	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health, Variable Rate Series 2019C, 0.690%, 1/01/35 (Mandatory Put 10/18/24) (SIFMA reference rate + 0.570% spread) (6)	10/23 at 100.00	AA-	3,974,552
2,500	Maricopa County Union High School District 210 Phoenix, Arizona, General Obligation Bonds, School Improvement Project 2011 and 2017, Series 2018, 5.000%, 7/01/36	7/27 at 100.00	AAA	3,075,525
185	Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health Corporation, Series 2005, 5.000%, 4/01/25 (Pre-refunded 4/01/24)	4/24 at 100.00	N/R (7)	202,919
	Phoenix Civic Improvement Corporation, Arizona, Rental Car Facility Charge Revenue Bonds, Series 2019A:
1,930	5.000%, 7/01/28	No Opt. Call	A2	2,272,131
3,340	5.000%, 7/01/29	No Opt. Call	A2	3,943,070
3,560	5.000%, 7/01/30	7/29 at 100.00	A2	4,146,332
5,775	5.000%, 7/01/31	7/29 at 100.00	A2	6,687,508
1,500	5.000%, 7/01/33	7/29 at 100.00	A2	1,716,165
1,000	5.000%, 7/01/38	7/29 at 100.00	A2	1,117,530
7,365	5.000%, 7/01/39	7/29 at 100.00	A2	8,194,667
7,295	4.000%, 7/01/45	7/29 at 100.00	A2	7,454,906
7,200	5.000%, 7/01/45	7/29 at 100.00	A2	7,914,096

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Arizona (continued)
	Phoenix Civic Improvement Corporation, Arizona, Revenue Bonds, Civic Plaza Expansion Project, Series 2005B:
$ 1,650	5.500%, 7/01/31 – FGIC Insured	No Opt. Call	AA	$2,295,299
6,000	5.500%, 7/01/39 – FGIC Insured	No Opt. Call	AA	9,216,180
320	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Choice Academies Charter Schools Project, Series 2012, 4.875%, 9/01/22	No Opt. Call	BB	327,987
1,000	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Great Hearts Academies - Veritas Project, Series 2012, 6.400%, 7/01/47 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (7)	1,044,400
	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Refunding Series 2013:
2,205	6.000%, 7/01/33	11/20 at 102.00	BB-	2,251,129
2,325	6.000%, 7/01/43	11/20 at 102.00	BB-	2,357,945
195	6.000%, 7/01/48	11/20 at 102.00	BB-	197,502
440	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Series 2014A, 7.375%, 7/01/49	11/20 at 102.00	BB-	449,680
400	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, San Tan Montessori School Project, Series 2016, 6.500%, 2/01/48, 144A	2/24 at 100.00	N/R	417,664
3,705	Pinal County Electrical District 3, Arizona, Electric System Revenue Bonds, Refunding Series 2011, 5.250%, 7/01/41 (Pre-refunded 7/01/21)	7/21 at 100.00	A+ (7)	3,846,901
	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007:
1,000	5.250%, 12/01/28	No Opt. Call	A3	1,277,510
13,155	5.000%, 12/01/32	No Opt. Call	A3	17,190,822
7,675	5.000%, 12/01/37	No Opt. Call	A3	10,368,157
	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Friendship Village of Tempe Project, Refunding Series 2012A:
2,590	6.000%, 12/01/27	12/21 at 100.00	N/R	2,643,717
1,080	6.000%, 12/01/32	12/21 at 100.00	N/R	1,098,220
1,100	6.250%, 12/01/42	12/21 at 100.00	N/R	1,115,884
1,000	University Medical Center Corporation, Tucson, Arizona, Hospital Revenue Bonds, Series 2011, 6.000%, 7/01/39 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (7)	1,043,750
118,520	Total Arizona			137,337,131
	Arkansas – 0.6%
18,840	Arkansas Development Finance Authority, Industrial Development Revenue Bonds, Big River Steel Project, Series 2019, 4.500%, 9/01/49, 144A (AMT)	9/26 at 103.00	B	19,070,036
9,730	Arkansas Development Finance Authority, Industrial Development Revenue Bonds, Big River Steel Project, Series 2020A, 4.750%, 9/01/49, 144A (AMT)	9/27 at 103.00	B	9,770,866

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Arkansas (continued)
	Arkansas Development Finance Authority, Revenue Bonds, Baptist Memorial Health Care, Refunding Series 2020B-1:
$ 1,300	5.000%, 9/01/37	9/30 at 100.00	BBB+	$1,575,314
1,000	5.000%, 9/01/38	9/30 at 100.00	BBB+	1,207,600
1,700	5.000%, 9/01/40	9/30 at 100.00	BBB+	2,039,864
4,000	5.000%, 9/01/44	9/30 at 100.00	BBB+	4,744,760
36,570	Total Arkansas			38,408,440
	California – 18.1%
	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Second Subordinate Lien Series 2016B:
14,510	5.000%, 10/01/35	10/26 at 100.00	BBB+	16,845,094
4,300	5.000%, 10/01/36	10/26 at 100.00	BBB+	4,976,906
6,045	5.000%, 10/01/37	10/26 at 100.00	BBB+	6,979,920
	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Subordinate Lien Series 2004A:
2,350	0.000%, 10/01/20 – AMBAC Insured (ETM)	No Opt. Call	N/R (7)	2,350,000
50	0.000%, 10/01/20 – AMBAC Insured	No Opt. Call	BBB+	50,000
9,715	Bakersfield City School District, Kern County, California, General Obligation Bonds, Series 2012C, 0.000%, 5/01/47 (4)	5/40 at 100.00	Aa3	8,872,710
10,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Subordinate Fixed Rate Series 2017S-7, 4.000%, 4/01/38	4/27 at 100.00	AA-	11,421,200
2,000	Brentwood Infrastructure Financing Authority, California, Infrastructure Revenue Bonds, Refunding Subordinated Series 2014B, 5.000%, 9/02/36	9/24 at 100.00	N/R	2,207,380
20,260	California Community Housing Agency, California, Essential Housing Revenue Bonds, Serenity at Larkspur Apartments, Series 2020A, 5.000%, 2/01/50, 144A	2/30 at 100.00	N/R	22,671,143
7,395	California Community Housing Agency, California, Essential Housing Revenue Bonds, The Arbors, Series 2020A, 5.000%, 8/01/50, 144A	8/30 at 100.00	N/R	8,314,494
18,935	California Community Housing Agency, Workforce Housing Revenue Bonds, Annadel Apartments, Series 2019A, 5.000%, 4/01/49, 144A	4/29 at 100.00	N/R	21,015,956
890	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2020B-1, 5.000%, 6/01/49	6/30 at 100.00	BBB-	1,032,658
12,675	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2020B-2, 0.000%, 6/01/55	6/30 at 26.72	N/R	2,257,418
5,450	California Educational Facilities Authority, Revenue Bonds, Chapman University, Series 2017B, 4.000%, 4/01/47	4/27 at 100.00	A2	5,906,656
12,060	California Educational Facilities Authority, Revenue Bonds, Pepperdine University, Refunding Series 2016, 5.000%, 10/01/49	4/26 at 100.00	AA	14,367,922
10,000	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2017A, 5.000%, 11/15/48	11/27 at 100.00	A+	11,944,400
4,650	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Series 2016A, 5.000%, 11/15/41	11/25 at 100.00	A+	5,448,126

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
$ 1,670	California Health Facilities Financing Authority, Revenue Bonds, Children's Hospital Los Angeles, Series 2017A, 5.000%, 8/15/42	8/27 at 100.00	BBB+	$1,935,330
16,400	California Health Facilities Financing Authority, Revenue Bonds, City of Hope National Medical Center, Series 2019, 4.000%, 11/15/45	11/29 at 100.00	A+	18,837,040
3,015	California Health Facilities Financing Authority, Revenue Bonds, El Camino Hospital, Refunding Series 2015A, 5.000%, 2/01/40	2/25 at 100.00	AA	3,390,156
	California Health Facilities Financing Authority, Revenue Bonds, El Camino Hospital, Series 2017:
1,395	5.000%, 2/01/30	2/27 at 100.00	AA	1,703,672
1,105	5.000%, 2/01/31	2/27 at 100.00	AA	1,339,536
13,305	California Health Facilities Financing Authority, Revenue Bonds, PIH Health, Series 2020A, 3.000%, 6/01/47 (WI/DD, Settling 10/08/20)	6/30 at 100.00	A	13,548,215
485	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014B, 5.000%, 10/01/44	10/24 at 100.00	AA-	545,290
2,185	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2013A, 5.000%, 7/01/37	7/23 at 100.00	AA-	2,392,553
2,320	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2013A, 5.000%, 8/15/52	8/23 at 100.00	A+	2,546,571
1,940	California Infrastructure and Economic Development Bank, Lease Revenue Bonds, California State Teachers? Retirement System Headquarters Expansion, Green Bond-Climate Bond Certified Series 2019, 5.000%, 8/01/49	8/29 at 100.00	AA	2,416,755
8,060	California Infrastructure and Economic Development Bank, Revenue Bonds, Academy of Motion Picture Arts and Sciences Obligated Group, Green Series 2020A, 5.000%, 11/01/30	No Opt. Call	Aa2	10,836,428
5,000	California Infrastructure and Economic Development Bank, Revenue Bonds, Los Angeles County Museum of Natural History Foundation, Series 2020, 4.000%, 7/01/50	7/30 at 100.00	A2	5,627,750
610	California Municipal Finance Authority, Charter School Revenue Bonds, John Adams Academies, Inc - Lincoln Project, Taxable Series 2019B, 5.000%, 10/01/39, 144A	10/27 at 100.00	N/R	640,073
1,495	California Municipal Finance Authority, Charter School Revenue Bonds, Palmdale Aerospace Academy Project, Series 2016A, 5.000%, 7/01/46, 144A	7/26 at 100.00	BB	1,577,270
	California Municipal Finance Authority, Revenue Bonds, Biola University, Refunding Series 2017:
470	5.000%, 10/01/29	10/27 at 100.00	Baa1	544,885
1,165	5.000%, 10/01/30	10/27 at 100.00	Baa1	1,344,468
	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Refunding Series 2017A:
7,745	5.000%, 7/01/42	7/27 at 100.00	Baa2	8,828,448
7,385	5.000%, 7/01/47	7/27 at 100.00	Baa2	8,356,275
5,000	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Refunding Series 2017B, 5.000%, 7/01/42	7/27 at 100.00	Baa2	5,699,450
34,325	California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien Series 2018A, 5.000%, 12/31/43 (AMT)	6/28 at 100.00	BBB-	39,216,656
6,750	California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien Series 2018B, 5.000%, 6/01/48 (AMT)	6/28 at 100.00	BBB-	7,661,048

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series 2017A:
$ 1,000	5.000%, 11/01/30	11/26 at 100.00	BBB-	$1,153,230
1,040	5.250%, 11/01/31	11/26 at 100.00	BBB-	1,218,599
	California Municipal Finance Authority, Reveue Bonds, Community Medical Centers, Series 2017A:
1,750	5.000%, 2/01/42	2/27 at 100.00	A-	2,015,563
8,875	5.000%, 2/01/47	2/27 at 100.00	A-	10,144,835
12,825	California Municipal Finance Authority, Special Facility Revenue Bonds, United Airlines, Inc Los Angeles International Airport Project, Series 2019, 4.000%, 7/15/29 (AMT)	No Opt. Call	B+	12,683,925
3,965	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012, 5.000%, 7/01/37, 144A (AMT)	7/22 at 100.00	BBB	4,131,213
640	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, San Diego County Water Authoriity Desalination Project Pipeline, Refunding Series 2019, 5.000%, 11/21/45, 144A	1/29 at 100.00	BBB	736,410
1,625	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, San Diego County Water Authority Desalination Project Pipeline, Refunding Series 2019, 5.000%, 7/01/39, 144A	1/29 at 100.00	BBB	1,893,076
1,100	California Public Finance Authority, Revenue Bonds, Henry Mayo Newhall Hospital, Series 2017, 5.000%, 10/15/37	10/26 at 100.00	BBB-	1,241,856
1,475	California School Finance Authority, Educational Facility Revenue Bonds, River Springs Charter School Project, Series 2017A, 5.000%, 7/01/47, 144A	7/27 at 100.00	Ba2	1,541,847
1,000	California State Public Works Board, Lease Revenue Bonds, Judicial Council of California, Various Projects Series 2011D, 5.000%, 12/01/20	No Opt. Call	Aa3	1,007,980
	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Refunding Series 2019B:
1,000	5.000%, 5/01/31	No Opt. Call	Aa3	1,373,550
1,125	5.000%, 5/01/32	No Opt. Call	Aa3	1,566,326
33,630	California State University, Systemwide Revenue Bonds, Series 2018A, 5.000%, 11/01/48	11/28 at 100.00	Aa2	42,150,160
33,000	California State, General Obligation Bonds, Refunding Series 2007, 5.250%, 8/01/32 – AGM Insured	No Opt. Call	AA	46,615,470
	California State, General Obligation Bonds, Refunding Various Purpose Series 2019:
8,000	3.000%, 10/01/34	10/29 at 100.00	Aa2	8,872,160
8,075	3.000%, 10/01/35	10/29 at 100.00	Aa2	8,913,669
11,500	3.000%, 10/01/36	10/29 at 100.00	Aa2	12,616,420
1,400	California State, General Obligation Bonds, Various Purpose Series 2010, 5.250%, 3/01/30	11/20 at 100.00	Aa2	1,405,572
12,000	California State, General Obligation Bonds, Various Purpose Series 2017, 5.000%, 8/01/46	8/26 at 100.00	Aa2	14,501,640
3,960	California State, General Obligation Bonds, Various Purpose Series 2019, 5.000%, 4/01/49	4/29 at 100.00	Aa2	4,930,121

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
	California State, General Obligation Bonds, Various Purpose Series 2020:
$ 4,125	3.000%, 11/01/41	11/30 at 100.00	Aa2	$4,455,866
3,000	3.000%, 3/01/46	3/30 at 100.00	Aa2	3,192,450
1,600	4.000%, 3/01/46	3/30 at 100.00	Aa2	1,865,824
7,750	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A, 5.500%, 12/01/54	12/24 at 100.00	BB	8,385,345
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A:
1,100	5.000%, 12/01/41, 144A	6/26 at 100.00	BB	1,202,058
3,365	5.000%, 12/01/46, 144A	6/26 at 100.00	BB	3,642,545
28,630	5.250%, 12/01/56, 144A	6/26 at 100.00	BB	30,998,846
5,800	California Statewide Communities Development Authority, Pollution Control Revenue Bonds, Southern California Edison Company, Series 2006C, 2.625%, 11/01/33 (Mandatory Put 12/01/23)	No Opt. Call	A-	6,091,682
2,350	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System/West, Series 2018A, 5.000%, 3/01/42	3/28 at 100.00	A+	2,823,760
600	California Statewide Communities Development Authority, Revenue Bonds, Front Porch Communities and Services Project, Series 2017A, 5.000%, 4/01/47	4/27 at 100.00	A	670,722
2,900	California Statewide Communities Development Authority, Revenue Bonds, John Muir Health, Series 2018A, 5.000%, 12/01/57	12/27 at 100.00	A+	3,412,198
	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2020A:
1,000	4.000%, 9/02/28	No Opt. Call	N/R	1,089,780
700	5.000%, 9/02/40	9/30 at 100.00	N/R	801,255
	California Statewide Communities Development Authority, Student Housing Revenue Bonds, University of California, Irvine East Campus Apartments, Phase IV-A CHF-Irvine, LLC, Series 2017:
4,000	5.000%, 5/15/47	5/27 at 100.00	Baa1	4,413,760
2,750	5.000%, 5/15/50	5/27 at 100.00	Baa1	3,029,290
	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
434	5.750%, 7/01/30 (8)	11/20 at 100.00	N/R	399,849
2,792	5.750%, 7/01/35 (8)	11/20 at 100.00	N/R	2,568,727
1,054	5.500%, 7/01/39 (8)	11/20 at 100.00	N/R	969,331
	Chaffey Community College District, San Bernardino County, California, General Obligation Bonds, Election 2018 Series 2019A:
3,390	3.000%, 6/01/37	6/28 at 100.00	AA	3,668,489
3,705	3.000%, 6/01/38	6/28 at 100.00	AA	3,997,362
3,975	3.000%, 6/01/39	6/28 at 100.00	AA	4,276,544
400	Davis Redevelopment Agency, California, Tax Allocation Bonds, Davis Redevelopment Project, Subordinate Series 2011A, 7.000%, 12/01/36 (Pre-refunded 12/01/21)	12/21 at 100.00	A+ (7)	431,408
6,170	Elk Grove Finance Authority, California, Special Tax Revenue Bonds, Refunding Series 2016, 5.000%, 9/01/46	9/26 at 100.00	N/R	6,932,612

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
$ 5,500	Escondido Union School District, San Diego County, California, General Obligation Bonds, Election 2014 Series 2018B, 4.000%, 8/01/47	8/27 at 100.00	AAA	$6,219,840
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2015A:
1,695	0.000%, 1/15/33	No Opt. Call	A-	1,182,364
10,000	0.000%, 1/15/35 – AGM Insured	No Opt. Call	AA	6,773,200
10,000	Gilroy Unified School District, Santa Clara County, California, General Obligation Bonds, Election of 2008 & 2016, Series 2019, 4.000%, 8/01/48	8/27 at 100.00	Aa3	11,301,000
	Glendale Community College District, Los Angeles County, California, General Obligation Bonds, Election 2016 Taxable Refunding Series 2020B:
2,440	0.000%, 8/01/40	2/30 at 73.53	Aa2	1,403,927
2,465	0.000%, 8/01/41	2/30 at 71.08	Aa2	1,366,645
2,650	0.000%, 8/01/42	2/30 at 68.75	Aa2	1,414,756
1,705	0.000%, 8/01/43	2/30 at 66.54	Aa2	878,024
1,550	0.000%, 8/01/44	2/30 at 64.38	Aa2	769,916
1,250	0.000%, 2/01/45	2/30 at 63.32	Aa2	608,725
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2018A-1:
6,000	5.000%, 6/01/33	6/28 at 100.00	BBB	7,320,600
3,425	5.000%, 6/01/35	6/28 at 100.00	BB+	4,129,488
6,285	5.250%, 6/01/47	6/22 at 100.00	N/R	6,491,902
96,250	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Revenue Bonds, First Subordinate Series 2007B-1, 0.000%, 6/01/47	10/20 at 21.26	CCC-	20,419,437
9,000	Irvine Ranch Water District, California, General Obligation Bonds, Series 2016, 5.250%, 2/01/41	8/26 at 100.00	AAA	11,093,310
1,980	Kern Community College District, California, General Obligation Bonds, Safety, Repair & Improvement, Election 2002 Series 2006, 0.000%, 11/01/23 – AGM Insured	No Opt. Call	AA	1,950,320
2,750	Lammersville Joint Unified School District, San Joaquin County, California, Special Tax Bonds, Community Facilities District 2014-1 Improvement Area 1 Mountain House School Facilities, Series 2017, 5.000%, 9/01/42	9/27 at 100.00	N/R	3,114,485
11,625	Lammersville Schools Finance Authority, California, Lease Revenue Bonds, Cordes Elementary School, Series 2019, 3.000%, 10/01/49 – BAM Insured	10/27 at 100.00	AA	12,087,442
7,000	Lodi Unified School District, San Joaquin County, California, General Obligation Bonds, Election 2016 Series 2020, 3.000%, 8/01/43	8/27 at 100.00	Aa3	7,400,540
	Long Beach Unified School District, Los Angeles County, California, General Obligation Bonds, Election of 2016, Series 2019B:
3,000	3.000%, 8/01/42	8/29 at 100.00	Aa2	3,201,750
21,500	3.000%, 8/01/48	8/29 at 100.00	Aa2	22,703,570
	Long Beach, California, Harbor Revenue Bonds, Series 2017:
1,600	5.000%, 5/15/36 (AMT)	5/27 at 100.00	AA	1,912,224
1,400	5.000%, 5/15/37 (AMT)	5/27 at 100.00	AA	1,668,408
1,410	5.000%, 5/15/40 (AMT)	5/27 at 100.00	AA	1,663,574

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
	Long Beach, California, Harbor Revenue Bonds, Series 2019A:
$ 7,500	5.000%, 5/15/44	5/29 at 100.00	Aa2	$9,238,275
7,500	5.000%, 5/15/49	5/29 at 100.00	Aa2	9,172,575
	Los Angeles County Metropolitan Transportation Authority, California, Proposition C Sales Tax Revenue Bonds, Green Senior Lien Series 2019A:
9,330	5.000%, 7/01/39	7/28 at 100.00	AAA	11,871,212
10,340	5.000%, 7/01/44	7/28 at 100.00	AAA	12,980,319
6,000	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Refunding Senior Lien Series 2020A, 5.000%, 5/15/36	11/29 at 100.00	Aa2	7,646,520
15,265	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2018C, 5.000%, 5/15/44 (AMT)	11/27 at 100.00	Aa3	17,998,504
10,000	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2018D, 5.000%, 5/15/48 (AMT)	5/29 at 100.00	Aa3	11,958,900
6,400	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Refunding Series 2019D, 5.000%, 7/01/49	7/29 at 100.00	Aa2	8,071,744
	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2018D:
7,500	5.000%, 7/01/43	7/28 at 100.00	Aa2	9,404,175
6,000	5.000%, 7/01/48	7/28 at 100.00	Aa2	7,468,440
12,555	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2019A, 5.250%, 7/01/49	1/29 at 100.00	Aa2	15,955,396
	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2017A:
2,300	5.000%, 7/01/34	1/27 at 100.00	AA+	2,857,382
2,500	5.000%, 7/01/35	1/27 at 100.00	AA+	3,096,775
7,500	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2018A, 5.000%, 7/01/48	1/28 at 100.00	AA+	9,252,750
	Los Angeles Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2008 Series 2018B-1:
8,945	5.000%, 7/01/34 – BAM Insured	1/28 at 100.00	AA	11,297,535
7,475	5.000%, 7/01/38	1/28 at 100.00	AA+	9,292,696
15,150	5.250%, 7/01/42	1/28 at 100.00	AA+	18,900,231
	Los Angeles, California, Wastewater System Revenue Bonds, Green Subordinate Series 2018A:
9,320	5.000%, 6/01/43	6/28 at 100.00	AA	11,648,602
16,990	5.000%, 6/01/48	6/28 at 100.00	AA	21,079,833
2,500	Los Angeles, California, Wastewater System Revenue Bonds, Refunding Green Subordinate Lien Series 2017B, 5.000%, 6/01/35	6/27 at 100.00	AA	3,125,175
500	Lynwood Redevelopment Agency, California, Tax Allocation Revenue Bonds, Project Area A, Subordinate Lien Series 2011A, 7.000%, 9/01/31	9/21 at 100.00	A	523,915
1,000	Manteca Financing Authority, California, Sewer Revenue Bonds, Series 2009, 5.750%, 12/01/36	12/20 at 100.00	AA	1,008,650
1,000	Modesto Irrigation District, California, Electric System Revenue Bonds, Refunding Series 2011A, 5.000%, 7/01/26	7/21 at 100.00	A+	1,036,440

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
$ 2,565	Morongo Band of Mission Indians, California, Enterprise Revenue Bonds, Series 2018A, 5.000%, 10/01/42, 144A	10/28 at 100.00	BBB-	$2,810,753
	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009A:
2,800	7.000%, 11/01/34	No Opt. Call	A	4,333,896
2,500	6.500%, 11/01/39	No Opt. Call	A	3,955,775
30,945	Oakland Unified School District, Alameda County, California, General Obligation Bonds, Election 2012, Series 2019A, 3.000%, 8/01/40 – AGM Insured	8/27 at 100.00	AA	32,535,264
8,715	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Bonds, Redevelopment Project 1, Series 1993, 5.800%, 8/01/23 – NPFG Insured (ETM)	11/20 at 100.00	N/R (7)	9,547,544
	Orange County, California, Special Tax Bonds, Community Facilities District 2016-1 Esencia Village, Series 2016A:
1,250	5.000%, 8/15/41	8/26 at 100.00	N/R	1,415,688
2,000	5.000%, 8/15/46	8/26 at 100.00	N/R	2,246,740
	Palm Desert Redevelopment Agency, California, Successor Agency Redevelopment Project Area, Series 2017A:
500	5.000%, 10/01/28 – BAM Insured	4/27 at 100.00	AA	621,820
500	5.000%, 10/01/30 – BAM Insured	4/27 at 100.00	AA	613,870
3,775	Poway Unified School District, San Diego County, California, General Obligation Bonds, School Facilities Improvement District 2007-1, Election 2008 Series 2009A, 0.000%, 8/01/23	No Opt. Call	AA-	3,720,753
5,500	Poway Unified School District, San Diego County, California, General Obligation Bonds, School Facilities Improvement District 2007-1, Series 2011A, 0.000%, 8/01/41	No Opt. Call	AA-	3,351,975
15,000	Rialto Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2011A, 0.000%, 8/01/41 – AGM Insured (4)	8/36 at 100.00	AA	19,273,650
5,775	Riverside, California, Sewer Revenue Bonds, Refunding Series 2018A, 5.000%, 8/01/39	8/28 at 100.00	AA-	7,249,935
1,735	Rocklin, Placer County, California, Special Tax Bonds, Community Facilities District 10 Whitney Ranch, Series 2015, 5.000%, 9/01/39	9/25 at 100.00	N/R	1,940,303
715	Roseville, California, Special Tax Bonds, Community Facilities District 1 Hewlett Parkard Campus Oaks, Series 2016, 5.500%, 9/01/46	9/26 at 100.00	N/R	811,489
	Sacramento County, California, Airport System Revenue Bonds, Refunding Senior Series 2018C:
4,305	5.000%, 7/01/37 (AMT)	7/28 at 100.00	A	5,145,939
6,000	5.000%, 7/01/38 (AMT)	7/28 at 100.00	A	7,151,580
5,000	5.000%, 7/01/39 (AMT)	7/28 at 100.00	A	5,943,650
825	Sacramento, California, Special Tax Bonds, Community Facilities District 05-1 College Square, Series 2007, 5.900%, 9/01/37	3/21 at 100.00	N/R	837,565
6,000	San Diego County Regional Airport Authority, California, Airport Revenue Bonds, Refunding Subordinate Series 2019A, 4.000%, 7/01/38	7/29 at 100.00	A+	6,905,160
	San Diego County Regional Airport Authority, California, Airport Revenue Bonds, Subordinate Series 2017A:
8,000	5.000%, 7/01/42 (AMT)	7/27 at 100.00	A+	9,333,680
2,500	5.000%, 7/01/47	7/27 at 100.00	A+	2,941,200
3,615	5.000%, 7/01/47 (AMT)	7/27 at 100.00	A+	4,186,568

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
$ 6,895	San Diego Public Facilities Financing Authority, California, Water Utility Revenue Bonds, Subordinate Lien Series 2018A, 5.250%, 8/01/47	8/28 at 100.00	Aa3	$8,662,602
	San Diego Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Refunding Series 2017A:
1,815	5.000%, 9/01/36	9/26 at 100.00	AA	2,176,566
6,160	5.000%, 9/01/40	9/26 at 100.00	AA	7,322,330
	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2016B:
5,000	5.000%, 5/01/41 (AMT)	5/26 at 100.00	A1	5,722,950
12,300	5.000%, 5/01/46 (AMT)	5/26 at 100.00	A1	13,971,570
12,715	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2017A, 5.000%, 5/01/47 (AMT)	5/27 at 100.00	A	14,714,942
3,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2018D, 5.000%, 5/01/43 (AMT)	5/28 at 100.00	A1	3,514,950
8,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2019A, 5.000%, 5/01/44 (AMT)	5/29 at 100.00	A1	9,548,880
	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2019E:
2,515	5.000%, 5/01/45 (AMT)	5/29 at 100.00	A1	2,995,742
14,470	5.000%, 5/01/50 (AMT)	5/29 at 100.00	A1	17,130,309
13,300	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2014B, 5.250%, 1/15/44	1/25 at 100.00	BBB+	14,680,141
9,745	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 1/15/44	1/25 at 100.00	A-	10,757,993
2,000	San Jose, California, Airport Revenue Bonds, Refunding Series 2017A, 5.000%, 3/01/22 (AMT)	No Opt. Call	A	2,109,980
5,350	San Rafael Elementary School District, Marin County, California, General Obligation Bonds, Series 2005C, 0.000%, 8/01/30 – NPFG Insured	No Opt. Call	AA+	4,554,081
440	Santee Community Development Commission, California, Santee Redevelopment Project Tax Allocation Bonds, Series 2011A, 7.000%, 8/01/31 (Pre-refunded 2/01/21)	2/21 at 100.00	A (7)	449,909
275	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 16-01, Series 2017, 6.250%, 9/01/47, 144A	9/27 at 100.00	N/R	293,956
500	Temecula Redevelopment Agency, California, Redevelopment Project 1 Tax Allocation Housing Bonds Series 2011A, 6.750%, 8/01/31 (Pre-refunded 8/01/21)	8/21 at 100.00	N/R (7)	526,990
3,500	Upland, California, Certificates of Participation, San Antonio Regional Hospital, Series 2017, 5.000%, 1/01/47	1/28 at 100.00	BBB	3,919,475
5,000	Victor Valley Union High School District, San Bernardino County, California, General Obligation Bonds, Series 2009A, 5.750%, 8/01/31 – AGC Insured	8/26 at 100.00	AA	6,375,050
	Westminster School District, Orange County, California, General Obligation Bonds, Series 2009-A1:
2,485	0.000%, 8/01/26 – AGC Insured	No Opt. Call	AA	2,359,607
1,405	0.000%, 8/01/28 – AGC Insured	No Opt. Call	AA	1,277,356
2,920	0.000%, 8/01/29 – AGC Insured	No Opt. Call	AA	2,588,346

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
	William S Hart Union High School District, Los Angeles County, California, Special Tax Bonds, Community Facilities District 2015-1, Series 2017:
$ 1,425	5.000%, 9/01/42	9/26 at 100.00	N/R	$1,593,734
1,205	5.000%, 9/01/47	9/26 at 100.00	N/R	1,335,007
7,505	Wiseburn School District, Los Angeles County, California, General Obligation Bonds, Series 2007A, 0.000%, 8/01/30 – NPFG Insured	No Opt. Call	Aa2	6,382,252
11,250	Yosemite Community College District, California, General Obligation Bonds, Capital Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42 (4)	No Opt. Call	Aa2	11,356,987
1,151,430	Total California			1,210,841,170
	Colorado – 5.7%
2,500	Arista Metropolitan District, Broomfield County, Colorado, General Obligation Limited Tax Bonds, Refunding & Improvement Convertible to Unlimited Tax Series 2018A, 5.125%, 12/01/48	12/23 at 103.00	N/R	2,607,150
880	Aurora Crossroads Metropolitan District 2, Colorado, Limited Tax General Obligation Bonds, Series 2020A, 5.000%, 12/01/40	9/25 at 103.00	N/R	906,250
17,840	Aurora, Colorado, Water Revenue Bonds, Refunding First Lien Green Series 2016, 5.000%, 8/01/41	8/26 at 100.00	AA+	21,614,944
	Aviation Station North Metropolitan District 2, Denver County, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2019A:
500	4.000%, 12/01/29	9/24 at 103.00	N/R	504,585
1,310	5.000%, 12/01/39	9/24 at 103.00	N/R	1,348,095
1,350	5.000%, 12/01/48	9/24 at 103.00	N/R	1,374,489
575	Bella Mesa Metropolitan District, Castle Rock, Colorado, Limited Tax General Obligation Bonds, Convertible Capital Appreciation Series 2020A-3, 0.000%, 12/01/49, 144A	6/25 at 99.64	N/R	425,167
500	Broadway Station Metropolitan District 2, Denver City and County, Colorado, General Obligation Limited Tax Bonds, Convertible to Unlimited Series 2019A, 5.125%, 12/01/48	6/24 at 103.00	N/R	519,450
750	Broadway Station Metropolitan District 3, Denver City and County, Colorado, General Obligation Limited Tax Bonds, Convertible to Unlimited Series 2019A, 5.000%, 12/01/49	6/24 at 103.00	N/R	776,378
6,500	Castle Oaks Metropolitan District 3, Castle Rock, Douglas County, Colorado, General Obligation Limited Tax Bonds, Refunding Series 2017, 5.000%, 12/01/47	12/20 at 103.00	N/R	6,746,220
500	Castle Pines Commercial Metropolitan District 1, Castle Rock, Colorado, Limited Tax Supported Revenue Bonds, Series 2015, 5.000%, 12/01/39	11/20 at 100.00	N/R	500,010
	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding & Improvement Series 2017:
7,000	5.000%, 12/01/29, 144A	12/22 at 103.00	N/R	7,347,410
9,000	5.000%, 12/01/47, 144A	12/22 at 103.00	N/R	9,217,710
1,890	Colliers Hill Metropolitan District 2, Erie, Weld County, Colorado, General Obligation Limited Tax Bonds, Series 2017A, 6.500%, 12/01/47	12/22 at 103.00	N/R	1,950,669
1,400	Colorado Educational and Cultural Facilities Authority, Charter School Refunding Revenue Bonds, Pinnacle Charter School, Inc K-8 Facility Project, Series 2013, 5.000%, 6/01/26	6/23 at 100.00	A+	1,529,920
2,065	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Community Leadership Academy Project, Series 2008, 6.500%, 7/01/38	11/20 at 100.00	BB+	2,069,626

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 3,040	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Community Leadership Academy, Inc Second Campus Project, Series 2013, 7.350%, 8/01/43	8/23 at 100.00	BB+	$3,339,683
2,500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Pinnacle Charter School, Inc High School Project, Series 2010, 5.125%, 12/01/39	11/20 at 100.00	AA-	2,501,475
6,570	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2018B, 5.000%, 11/15/48 (Mandatory Put 11/20/25)	No Opt. Call	AA	8,026,897
1,400	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Christian Living Neighborhoods Project, Refunding Series 2016, 5.000%, 1/01/37	1/24 at 102.00	N/R	1,406,944
13,485	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019A-1, 4.000%, 8/01/44	8/29 at 100.00	BBB+	14,898,902
4,775	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019A-2, 5.000%, 8/01/44	8/29 at 100.00	BBB+	5,715,723
12,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Covenant Retirement Communities Inc, Refunding Series 2012A, 5.000%, 12/01/33	12/22 at 100.00	A-	12,705,840
725	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013, 5.625%, 6/01/43 (Pre-refunded 6/01/23)	6/23 at 100.00	N/R (7)	829,023
6,155	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013A, 5.000%, 6/01/45 (Pre-refunded 6/01/25)	6/25 at 100.00	N/R (7)	7,477,833
3,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Parkview Medical Center, Refunding Series 2015B, 4.000%, 9/01/34	9/25 at 100.00	Baa1	3,234,810
1,100	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Total Longterm Care National Obligated Group Project, Series 2010A, 6.250%, 11/15/40 (Pre-refunded 11/15/20)	11/20 at 100.00	N/R (7)	1,108,008
1,750	Colorado International Center Metropolitan District 14, Denver, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2018, 5.875%, 12/01/46	12/23 at 103.00	N/R	1,850,940
8,000	Colorado State, Building Excellent Schools Today, Certificates of Participation, Series 2018N, 5.000%, 3/15/38	3/28 at 100.00	Aa2	9,815,520
1,000	Compark Business Campus Metropolitan District, Douglas County, Colorado, General Obligation Bonds, Series 2012A, 6.750%, 12/01/39 (Pre-refunded 12/01/22)	12/22 at 100.00	N/R (7)	1,135,500
1,995	Concord Metropolitan District, Douglas County, Colorado, General Obligation Bonds, Refunding Series 2010, 5.375%, 12/01/40 (Pre-refunded 12/01/20)	12/20 at 100.00	BBB+ (7)	2,011,299
850	Copper Ridge Metropolitan District, Colorado Springs, Colorado, Tax Increment and Sales Tax Supported Revenue Bonds, Series 2019, 4.000%, 12/01/29	12/24 at 103.00	N/R	805,987
500	Copperleaf Metropolitan District 4, Arapahoe County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2020A, 5.000%, 12/01/39	3/25 at 103.00	N/R	516,865
1,730	Denver City and County, Colorado, Airport System Revenue Bonds, Refunding Series 2010A, 5.000%, 11/15/21	11/20 at 100.00	AA-	1,740,017
5,000	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013A, 5.250%, 11/15/43 (AMT)	11/23 at 100.00	A+	5,486,800
	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2018A:
4,000	5.000%, 12/01/26 (AMT)	No Opt. Call	A+	4,898,520
10,510	5.000%, 12/01/34 (AMT)	12/28 at 100.00	A+	12,760,296
13,390	5.000%, 12/01/35 (AMT)	12/28 at 100.00	A+	16,191,590

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 19,500	Denver City and County, Colorado, Dedicated Tax Revenue Bonds, Current Interest Series 2018A-1, 5.000%, 8/01/48	8/26 at 100.00	AA	$22,988,355
	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Refunding Senior Lien Series 2016:
2,250	5.000%, 12/01/26	No Opt. Call	Baa2	2,465,977
3,130	5.000%, 12/01/30	12/26 at 100.00	Baa2	3,378,678
3,310	5.000%, 12/01/31	12/26 at 100.00	Baa2	3,570,927
5,005	5.000%, 12/01/33	12/26 at 100.00	Baa2	5,380,775
565	5.000%, 12/01/34	12/26 at 100.00	Baa2	606,454
	DIATC Metropolitan District, Commerce City, Adams County, Colorado, General Obligation Limited Tax Bonds, Refunding & Improvement Series 2019:
505	5.000%, 12/01/39, 144A	9/24 at 103.00	N/R	522,928
500	5.000%, 12/01/49, 144A	9/24 at 103.00	N/R	512,305
11,555	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/24 – NPFG Insured	No Opt. Call	A	11,230,073
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
20	0.000%, 9/01/29 – NPFG Insured	No Opt. Call	A	17,481
395	0.000%, 9/01/30 – NPFG Insured	No Opt. Call	A	335,869
20	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	A	16,013
25	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	A	19,391
9,890	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A, 0.000%, 9/01/27 – NPFG Insured	No Opt. Call	A	9,114,525
1,160	El Paso County School District 49 Falcon, Colorado, Certificates of Participation, Series 2015, 5.000%, 12/15/28	12/25 at 100.00	Aa3	1,401,524
1,035	Erie Farm Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2016A, 5.500%, 12/01/45	12/21 at 103.00	N/R	1,061,786
	Foothills Metropolitan District, Fort Collins, Colorado, Special Revenue Bonds, Series 2014:
2,313	5.250%, 12/01/24	No Opt. Call	N/R	2,420,948
1,365	6.000%, 12/01/38	12/24 at 100.00	N/R	1,406,687
705	Fossil Ridge Metropolitan District 1, Lakewood, Colorado, Tax-Supported Revenue Bonds, Refunding Series 2010, 7.250%, 12/01/40	12/20 at 100.00	N/R	707,334
3,600	Fossil Ridge Metropolitan District No 3, In the City of Lakewood, Jefferson County, Colorado, General Obligation Limited Tax Bonds, Series 2014, 5.000%, 12/01/44	12/20 at 100.00	BBB	3,611,880
	Fourth Street Crossing Business Improvement District, Silverthorne, Summit County, Colorado, Special Revenue and Tax Supported Bonds, Senior Series 2019A:
3,000	4.625%, 12/01/29, 144A	6/24 at 103.00	N/R	3,074,400
3,160	5.125%, 12/01/38, 144A	6/24 at 103.00	N/R	3,234,797
2,240	5.375%, 12/01/49, 144A	6/24 at 103.00	N/R	2,296,426
	Grand Junction, Colorado, General Fund Revenue Bonds, Improvement Series 2020B:
3,300	4.000%, 3/01/45	3/30 at 100.00	AA	3,849,681
1,975	4.000%, 3/01/49	3/30 at 100.00	AA	2,290,921

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 845	Green Valley Ranch East Metropolitan District No 6, Adams County, Colorado, Limited Tax General Obligation Bonds, Series 2020A-3, 5.875%, 12/01/50	9/25 at 103.00	N/R	$876,569
2,000	Hess Ranch Metropolitan District 6, Parker, Colorado, Limited Tax General Obligation Bonds, Series 2020A-1, 5.000%, 12/01/49	3/25 at 103.00	N/R	2,076,980
4,000	Independence Water & Sanitation District, Elbert County, Colorado, Special Revenue Bonds, Series 2019, 7.250%, 12/01/38	6/24 at 103.00	N/R	4,365,320
1,735	Jefferson Center Metropolitan District 1, Arvada, Jefferson County, Colorado, Special Revenue Bonds, Subordinate Series 2020B, 5.750%, 12/15/50	12/23 at 103.00	N/R	1,777,507
9,265	Johnstown Plaza Metropolitan District, Colorado, Special Revenue Bonds, Series 2016A, 5.375%, 12/01/46	12/21 at 103.00	N/R	9,449,281
	Lakes at Centerra Metropolitan District 2, Loveland, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2018A:
1,695	5.125%, 12/01/37	12/23 at 103.00	N/R	1,742,816
1,945	5.250%, 12/01/47	12/23 at 103.00	N/R	1,989,113
2,145	Metropolitan State University of Denver, Colorado, Institutional Enterprise Revenue Bonds, Aerospace and Engineering Sciences Building Project, Series 2016, 5.000%, 12/01/45	12/25 at 100.00	Aa2	2,476,939
1,470	Mirabelle Metropolitan District 2, Douglas County, Colorado, Limited Tax General Obligation Bonds, Series 2020A, 5.000%, 12/01/49	3/25 at 103.00	N/R	1,488,096
	Painted Prairie Public Improvement Authority, Aurora, Colorado, Special Revenue Bonds, Series 2019:
4,950	5.000%, 12/01/39	12/24 at 103.00	N/R	5,230,170
15,845	5.000%, 12/01/49	12/24 at 103.00	N/R	16,521,581
620	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Bonds, Refunding Series 2015A, 5.000%, 12/01/45	12/25 at 100.00	A	713,118
3,500	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Bonds, Series 2019A, 4.000%, 12/01/46 – AGM Insured	12/29 at 100.00	AA	3,946,880
830	Parkdale Community Authority, Erie, Colorado, Limited Tax Supported Revenue Bonds, District 1, Series 2020A, 5.000%, 12/01/40	9/25 at 103.00	N/R	842,425
6,300	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013, 4.500%, 12/01/30, 144A	12/22 at 100.00	N/R	6,420,708
2,915	Prairie Center Metropolitan District No 3, Brighton, Colorado, Special Revenue Bonds, Park and Recreation Improvements Series 2018, 5.125%, 12/15/42	12/23 at 103.00	N/R	2,993,413
4,250	Prairie Center Metropolitan District No 3, In the City of Brighton, Adams County, Colorado, Limited Property Tax Supported Primary Improvements Revenue Bonds, Refunding Series 2017A, 5.000%, 12/15/41, 144A	12/26 at 100.00	N/R	4,349,747
2,500	Prairie Farm Metropolitan District, In the City of Commerce City, Adams County, Colorado, Limited Tax Convertible to Unlimited Tax, General Obligation Bonds, Series 2018A, 5.250%, 12/01/48	12/22 at 103.00	N/R	2,633,400
	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008:
2,170	6.250%, 11/15/28	No Opt. Call	A+	2,778,859
3,580	6.500%, 11/15/38	No Opt. Call	A+	5,671,364

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 1,175	Raindance Metropolitan District 1, Acting by and through its Water Activity Enterprise In the Town of Windsor, Weld County, Colorado, Non-Potable Water Enterprise Revenue Bonds, Series 2020, 5.000%, 12/01/40	12/25 at 103.00	N/R	$1,187,478
	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010:
1,025	5.250%, 7/15/24	11/20 at 100.00	Baa3	1,026,332
4,265	6.000%, 1/15/41	11/20 at 100.00	Baa3	4,273,445
500	Settler's Crossing Metropolitan District 1, Lakewood, Colorado, Limited Tax General Obligation Bonds, Series 2020A, 5.000%, 12/01/40, 144A	9/25 at 100.00	N/R	511,920
2,380	South Sloan?s Lake Metropolitan District 2, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2019, 4.000%, 12/01/44 – AGM Insured	12/29 at 100.00	AA	2,662,554
	STC Metropolitan District 2, Superior, Boulder County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Refunding & improvement Series 2019A:
555	4.000%, 12/01/29	12/24 at 103.00	N/R	559,040
500	5.000%, 12/01/38	12/24 at 103.00	N/R	514,195
575	Sterling Hills West Metropolitan District, Arapahoe County, Colorado, General Obligation Bonds, Refunding & Improvement Series 2007, 5.000%, 12/01/39	12/27 at 100.00	Baa1	665,465
1,310	Thompson Crossing Metropolitan District 4, Johnstown, Larimer County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding & Improvement Series 2019, 5.000%, 12/01/49	9/24 at 103.00	N/R	1,340,680
815	Three Springs Metropolitan District 3, Durango, La Plata County, Colorado, Property Tax Supported Revenue Bonds, Series 2010, 7.750%, 12/01/39	12/20 at 100.00	N/R	816,915
	Trails at Crowfoot Metropolitan District 3, Parker, Colorado, Limited Tax General Obligation Bonds, Series 2019A:
1,860	4.375%, 12/01/30	9/24 at 103.00	N/R	1,883,362
2,070	5.000%, 12/01/39	9/24 at 103.00	N/R	2,123,406
3,640	5.000%, 12/01/49	9/24 at 103.00	N/R	3,686,519
5,585	Vauxmont Metropolitan District, Arvada, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Convertible to Unlimited Tax Refunding Subordinate Series 2019, 3.250%, 12/15/50 – AGM Insured	12/24 at 103.00	AA	5,955,174
	Velocity Metropolitan District No 3, In the City of Aurora, Colorado, Limited Tax General Obligation Bonds, Series 2019:
500	5.125%, 12/01/34	12/23 at 103.00	N/R	520,450
2,000	5.375%, 12/01/39	12/23 at 103.00	N/R	2,088,900
5,000	5.500%, 12/01/48	12/23 at 103.00	N/R	5,206,650
2,700	Willow Springs Ranch Metropolitan District, Monument, El Paso County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2019A, 5.000%, 12/01/49	12/24 at 103.00	N/R	2,732,238
347,573	Total Colorado			379,511,689
	Connecticut – 0.6%
3,065	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Connecticut State University System, Series 2019Q-2, 5.000%, 11/01/30	11/29 at 100.00	A1	4,003,963

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Connecticut (continued)
$ 860	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Healthcare Facility Expansion Church Home of Hartford Inc Project, Series 2016A, 5.000%, 9/01/53, 144A	9/26 at 100.00	BB	$878,051
4,500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Nuvance Health Series 2019A, 3.000%, 7/01/39 – AGM Insured	7/29 at 100.00	AA	4,660,065
1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University, Series 2011G, 5.625%, 7/01/41 (Pre-refunded 7/01/21)	7/21 at 100.00	A (7)	1,040,710
11,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Trinity Health Credit Group, Series 2016CT, 5.000%, 12/01/45	6/26 at 100.00	AA-	12,800,700
1,675	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes Series 2015A, 5.000%, 8/01/35	8/25 at 100.00	A+	1,978,410
	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes, Series 2020A:
2,500	4.000%, 5/01/36	5/30 at 100.00	A+	2,921,800
2,550	4.000%, 5/01/39	5/30 at 100.00	A+	2,947,672
6,500	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Refunding Series 2017, 5.000%, 4/01/39, 144A	4/27 at 100.00	N/R	6,991,855
1,800	Stamford, Connecticut, Special Obligation Revenue Bonds, Mill River Corridor Project, Series 2011aA, 7.000%, 4/01/41 (Pre-refunded 4/01/21)	4/21 at 100.00	N/R (7)	1,860,606
35,450	Total Connecticut			40,083,832
	Delaware – 0.2%
1,285	Delaware Economic Development Authority, Exempt Facility Revenue Bonds, Indian River Power LLC Project, Series 2010, 5.375%, 10/01/45	11/20 at 100.00	Baa2	1,288,457
1,000	Delaware Economic Development Authority, Revenue Bonds, ASPIRA of Delaware Charter Operations, Inc Project, Series 2016A, 5.000%, 6/01/46	6/26 at 100.00	BB	1,037,340
	Delaware Health Facilities Authority, Revenue Bonds, Beebe Medical Center Project, Series 2018:
1,905	4.375%, 6/01/48	12/28 at 100.00	BBB	2,064,086
8,300	5.000%, 6/01/48	12/28 at 100.00	BBB	9,517,195
600	Kent County, Delaware, Student Housing & Dining Facility Revenue Bonds, Collegiate Housing Foundation - Dover LLC Delaware State University Project, Series 2018A, 5.000%, 7/01/58	1/28 at 100.00	BB+	566,046
13,090	Total Delaware			14,473,124
	District of Columbia – 0.5%
	District of Columbia Water and Sewer Authority, Public Utility Revenue Bonds, Subordinate Lien Green Series 2019A:
440	5.000%, 10/01/38	10/29 at 100.00	AA+	575,062
1,100	5.000%, 10/01/39	10/29 at 100.00	AA+	1,433,278
	District of Columbia Water and Sewer Authority, Public Utility Revenue Bonds, Subordinate Lien Series 2019B:
1,205	5.000%, 10/01/36	10/29 at 100.00	AA+	1,585,394
1,355	5.000%, 10/01/37	10/29 at 100.00	AA+	1,776,663

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	District of Columbia (continued)
$ 1,635	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital improvement Projects, Refunding & Subordinate Lien Series 2019B, 4.000%, 10/01/38	10/29 at 100.00	A-	$1,836,661
2,000	Metropolitan Washington DC Airports Authority, Airport System Revenue Bonds, Refunding Bonds, Series 2011C, 5.000%, 10/01/26 (AMT)	10/21 at 100.00	Aa3	2,081,640
	Metropolitan Washington DC Airports Authority, Airport System Revenue Bonds, Refunding Series 2018A:
8,470	5.000%, 10/01/33 (AMT)	10/28 at 100.00	Aa3	10,393,537
3,000	5.000%, 10/01/34 (AMT)	10/28 at 100.00	Aa3	3,669,810
3,000	5.000%, 10/01/35 (AMT)	10/28 at 100.00	Aa3	3,652,800
3,500	Metropolitan Washington DC Airports Authority, Airport System Revenue Bonds, Refunding Series 2019A, 5.000%, 10/01/34 (AMT)	10/29 at 100.00	Aa3	4,370,835
25,705	Total District of Columbia			31,375,680
	Florida – 5.4%
6,320	Alachua County Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Shands Teaching Hospital & Clinics, Inc at the University of Florida Project, Series 2019A, 4.000%, 12/01/49	12/29 at 100.00	A	7,074,734
	Atlantic Beach, Florida, Healthcare Facilities Revenue Refunding Bonds, Fleet Landing Project, Series 2013A:
300	5.000%, 11/15/23	No Opt. Call	BBB	325,278
2,300	5.000%, 11/15/28	11/23 at 100.00	BBB	2,466,451
1,250	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc Project, Series 2010A, 6.000%, 9/01/40	11/20 at 100.00	BBB	1,253,550
430	Boynton Village Community Development District, Florida, Special Assessment Bonds, Series 2007-A1, 5.750%, 5/01/37	11/20 at 100.00	N/R	430,181
5,530	Broward County, Florida, Airport System Revenue Bonds, Series 2019A, 4.000%, 10/01/49 (AMT)	10/29 at 100.00	A1	6,064,032
	Broward County, Florida, Port Facilities Revenue Bonds, Series 2019A:
4,345	5.000%, 9/01/44	9/29 at 100.00	A1	5,187,973
9,735	5.000%, 9/01/49	9/29 at 100.00	A1	11,585,039
6,000	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/41 – AGM Insured (Pre-refunded 10/01/21)	10/21 at 100.00	AA (7)	6,280,560
	Capital Trust Agency, Florida, Educational Facilities Lease Revenue Bonds, Franklin Academy Projects, Series 2020:
1,085	5.000%, 12/15/35, 144A	7/26 at 100.00	N/R	1,166,993
245	5.000%, 12/15/40, 144A	7/26 at 100.00	N/R	260,741
8,450	5.000%, 12/15/50, 144A	7/26 at 100.00	N/R	8,902,835
2,845	5.000%, 12/15/55, 144A	7/26 at 100.00	N/R	2,989,953
	Capital Trust Agency, Florida, Multifamily Housing Revenue Bonds, The Gardens Apartments Project, Series 2015A:
1,500	4.750%, 7/01/40	7/25 at 100.00	CCC+	1,030,275
1,380	5.000%, 7/01/50	7/25 at 100.00	CCC+	947,066
15,660	Capital Trust Agency, Florida, Revenue Bonds, Provision CARES Proton Therapy Center, Orlando Project, Series 2018, 7.500%, 6/01/48, 144A	6/28 at 100.00	N/R	6,126,975

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Capital Trust Agency, Florida, Revenue Bonds, Renaissance Charter School Project, Series 2019A:
$ 500	4.000%, 6/15/29, 144A	6/26 at 100.00	N/R	$515,935
565	5.000%, 6/15/39, 144A	6/26 at 100.00	N/R	598,250
610	5.000%, 6/15/49, 144A	6/26 at 100.00	N/R	638,511
7,060	Central Florida Expressway Authority, Revenue Bonds, Refunding Senior Lien Series 2016B, 4.000%, 7/01/39	7/26 at 100.00	A+	7,927,462
6,130	Charlotte County Industrial Development Authority, Florida, Utility System Revenue Bonds, Town & Country Utilities Project, Series 2019, 5.000%, 10/01/49, 144A (AMT)	10/27 at 100.00	N/R	6,728,411
1,125	Cityplace Community Development District, Florida, Special Assessement and Revenue Bonds, Refunding Series 2012, 5.000%, 5/01/26	No Opt. Call	A	1,291,185
1,000	Coco Palms Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2016, 5.000%, 5/01/46	5/27 at 100.00	N/R	1,071,110
	Escambia County Health Facilities Authority, Florida, Health Care Facilities Revenue Bonds, Baptist Health Care Corporation Obligated, Series 2020A:
2,145	4.000%, 8/15/45	2/30 at 100.00	BBB+	2,347,123
2,235	4.000%, 8/15/45 – AGM Insured (UB) (5)	2/30 at 100.00	AA	2,486,415
2,750	4.000%, 8/15/50	2/30 at 100.00	BBB+	2,996,813
2,885	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Bay Area Charter Foundation, LLC Projects, Series 2011A, 7.750%, 6/15/42	12/21 at 101.00	N/R	3,009,574
2,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown Doral Charter Upper School Project, Series 2017C, 5.750%, 7/01/47, 144A	7/27 at 101.00	N/R	2,137,560
1,570	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School Income Projects, Series 2015A, 6.125%, 6/15/46, 144A	6/25 at 100.00	N/R	1,738,775
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc Projects, Series 2012A:
465	5.500%, 6/15/22, 144A	No Opt. Call	N/R	474,347
500	6.000%, 6/15/32, 144A	6/22 at 100.00	N/R	520,880
1,100	6.125%, 6/15/43, 144A	6/22 at 100.00	N/R	1,139,127
2,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc Projects, Series 2013A, 8.500%, 6/15/44	6/23 at 100.00	N/R	2,254,000
1,500	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc Projects, Series 2014A, 6.125%, 6/15/44	6/24 at 100.00	N/R	1,608,585
315	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc Projects, Series 2020C, 5.000%, 9/15/50, 144A	9/27 at 100.00	N/R	333,950
	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds, Virgin Trains USA Passenger Rail Project , Series 2019A:
37,800	6.375%, 1/01/49 (AMT) (Mandatory Put 1/01/26), 144A	11/20 at 105.00	N/R	32,738,958
2,000	6.500%, 1/01/49 (AMT) (Mandatory Put 1/01/29), 144A	11/20 at 105.00	N/R	1,733,220
	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Jacksonville University Project, Series 2018A-1:
450	4.500%, 6/01/33, 144A	6/28 at 100.00	N/R	441,878
1,450	4.750%, 6/01/38, 144A	6/28 at 100.00	N/R	1,421,044

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 6,800	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova Southeastern University Project, Refunding Series 2012A, 5.000%, 4/01/27 (Pre-refunded 4/01/22)	4/22 at 100.00	A- (7)	$7,277,088
	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Rollins College Project, Series 2012A:
1,210	5.000%, 12/01/30	12/22 at 100.00	A2	1,327,709
1,000	5.000%, 12/01/31	12/22 at 100.00	A2	1,097,740
3,000	5.000%, 12/01/37	12/22 at 100.00	A2	3,280,260
840	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, South Parcel Assessment Area Project, Series 2016, 5.000%, 5/01/46	5/26 at 100.00	N/R	873,944
3,130	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International Airport, Senior Lien Series 2015A, 5.000%, 10/01/44 (AMT)	10/24 at 100.00	AA-	3,506,289
6,000	Jacksonville, Florida, Health Care Facilities Revenue Bonds, Brooks Rehabilitation, Series 2020, 4.000%, 11/01/45	11/29 at 100.00	A	6,597,900
	Jacksonville, Florida, Special Revenue Bonds, Refunding Series 2017A:
6,285	5.250%, 10/01/42	10/27 at 100.00	AA	7,748,651
3,930	5.250%, 10/01/47	10/27 at 100.00	AA	4,818,770
635	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2007A, 5.250%, 6/15/27	11/20 at 100.00	BB-	635,546
	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2012A:
875	5.500%, 6/15/32	6/22 at 100.00	BB-	890,129
1,375	5.750%, 6/15/42	6/22 at 100.00	BB-	1,393,755
6,875	Martin County Health Facilities Authority, Florida, Hospital Revenue Bonds, Martin Memorial Medical Center, Series 2015, 5.000%, 11/15/45 (Pre-refunded 11/15/24)	11/24 at 100.00	N/R (7)	8,206,275
	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Refunding Bonds, Indiantown Cogeneration LP, Series 2013:
885	3.950%, 12/15/21 (AMT), 144A	11/20 at 100.00	A-	886,867
9,500	4.200%, 12/15/25 (AMT), 144A	11/20 at 100.00	A-	9,505,795
6,340	Miami Beach Redevelopment Agency, Florida, Tax Increment Revenue Bonds, City Center/Historic Convention Village, Series 2015A, 5.000%, 2/01/44 – AGM Insured	2/24 at 100.00	AA	7,191,906
7,405	Miami Beach, Florida, Stormwater Revenue Bonds, Refunding Series 2017, 5.000%, 9/01/47	9/22 at 100.00	AA-	7,988,514
860	Miami-Dade County Health Facility Authority, Florida, Hospital Revenue Bonds, Nicklaus Children's Hospital, Refunding Series 2017, 5.000%, 8/01/36	8/27 at 100.00	A+	1,022,996
12,195	Miami-Dade County, Florida, Aviation Revenue Bonds, Refunding Series 2015A, 5.000%, 10/01/38 (AMT)	10/25 at 100.00	A	13,822,545
	Miami-Dade County, Florida, General Obligation Bonds, Public Health Trust Program Series 2018A:
6,990	5.000%, 7/01/46	7/29 at 100.00	AA	8,800,060
7,575	5.000%, 7/01/47	7/29 at 100.00	AA	9,526,168
22,160	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2013A, 5.000%, 10/01/42 (Pre-refunded 10/01/22)	10/22 at 100.00	AA- (7)	24,293,122

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 7,500	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Health, Inc, Series 2019A, 5.000%, 10/01/47	4/29 at 100.00	A+	$9,057,375
	Orange County Health Facilities Authority, Florida, Revenue Bond, Mayflower Retirement Center, Refunding Series 2012:
550	4.500%, 6/01/27	6/21 at 100.00	BBB	556,342
625	5.000%, 6/01/32	6/21 at 100.00	BBB	631,931
750	5.000%, 6/01/36	6/21 at 100.00	BBB	756,938
875	5.125%, 6/01/42	6/21 at 100.00	BBB	882,543
325	Osceola County, Florida, Transportation Revenue Bonds, Osceola Parkway, Refunding & Improvement Series 2019A-1, 5.000%, 10/01/49	10/29 at 100.00	BBB+	391,264
	Pinellas County Industrial Development Authority, Florida, Industrial Development Revenue Bonds, Drs Kiran & Pallavi Patel 2017 Foundation for Global Understanding, Inc, Project, Series 2019:
615	5.000%, 7/01/29	No Opt. Call	N/R	681,309
180	5.000%, 7/01/39	7/29 at 100.00	N/R	202,203
5,095	Putnam County Development Authority, Florida, Pollution Control Revenue Bonds, Seminole Electric Cooperatice, Inc Project, Refunding Series 2018B, 5.000%, 3/15/42	5/28 at 100.00	A-	6,142,940
1,006	Riverbend West Community Development District, Hilsborough County, Florida, Special Assessment Bonds, Series 2016, 5.000%, 5/01/46	5/27 at 100.00	N/R	1,073,865
	Seminole County Industrial Development Authority, Florida, Retirement Facility Revenue Bonds, Legacy Pointe At UCF Project, Series 2019A:
5,000	5.250%, 11/15/39	11/26 at 103.00	N/R	4,640,850
1,015	5.500%, 11/15/49	11/26 at 103.00	N/R	926,035
	South Miami Health Facilities Authority, Florida, Hospital Revenue Bonds, Baptist Health Systems of South Florida Obligated Group, Series 2017:
5,000	5.000%, 8/15/31	8/27 at 100.00	AA-	6,102,600
3,655	5.000%, 8/15/47	8/27 at 100.00	AA-	4,280,005
500	Sumter County Industrial Development Authority, Florida, Hospital Revenue Bonds, Central Florida Health Alliance Projects, Series 2014A, 5.000%, 7/01/29	1/24 at 100.00	A-	554,560
	Tampa, Florida, Capital Improvement Cigarette Tax Allocation Bonds, H Lee Moffitt Cancer Center Project, Series 2020A:
12,042	0.000%, 9/01/45	9/30 at 54.56	A+	4,815,957
12,785	0.000%, 9/01/49	9/30 at 46.08	A+	4,297,166
14,572	0.000%, 9/01/53	9/30 at 38.62	A+	4,091,963
35	Tampa, Florida, Health System Revenue Bonds, Baycare Health System, Series 2012A, 5.000%, 11/15/33	5/22 at 100.00	Aa2	37,081
	Tampa, Florida, Revenue Bonds, H Lee Moffitt Cancer Center and Research Institute, Series 2020B:
440	4.000%, 7/01/38	7/30 at 100.00	A2	503,215
445	4.000%, 7/01/45	7/30 at 100.00	A2	498,578
12,685	Tampa-Hillsborough County Expressway Authority, Florida, Revenue Bonds, Refunding Series 2017B, 4.000%, 7/01/42	7/28 at 100.00	A+	14,383,902
210	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40 (4)	5/22 at 100.00	N/R	165,039

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 170	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007-3, 6.650%, 5/01/40 (8)	11/20 at 100.00	N/R	$2
475	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007A-2, 5.250%, 5/01/39 (8)	11/20 at 100.00	N/R	5
435	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-1, 0.000%, 5/01/40 (4)	11/20 at 100.00	N/R	393,501
270	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-2, 0.000%, 5/01/40 (4)	11/20 at 100.00	N/R	188,663
290	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-3, 6.610%, 5/01/40 (8)	11/20 at 100.00	N/R	3
3,055	Tuscaloosa County Industrial Development Authority, Alabama, Gulf Opportunity Zone Bonds, Hunt Refining Project, Refunding Series 2019A, 4.500%, 5/01/32, 144A	5/29 at 100.00	N/R	3,291,426
250	Venetian Community Development District, Sarasota County, Florida, Capital Improvement Revenue Bonds, Series 2012-A1, 6.125%, 5/01/42	5/22 at 100.00	N/R	260,520
1,490	Venetian Community Development District, Sarasota County, Florida, Capital Improvement Revenue Bonds, Series 2012-A2, 5.500%, 5/01/34	5/22 at 100.00	N/R	1,537,203
	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Embry-Riddle Aeronautical University, Refunding Series 2017:
2,380	5.000%, 10/15/42	10/27 at 100.00	A+	2,824,774
3,000	5.000%, 10/15/47	10/27 at 100.00	A+	3,534,780
13,000	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Stetson University Inc Project, Series 2015, 5.000%, 6/01/40	6/25 at 100.00	A-	14,648,140
	Wynnmere East Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2016:
470	5.125%, 5/01/36	5/28 at 100.00	N/R	505,006
930	5.500%, 5/01/46	5/28 at 100.00	N/R	1,015,030
373,515	Total Florida			362,810,492
	Georgia – 0.8%
	Atlanta Development Authority, Georgia, Senior Health Care Facilities Revenue Bonds, Georgia Proton Treatment Center Project, Current Interest Series 2017A-1:
2,500	6.750%, 1/01/35	1/28 at 100.00	N/R	2,089,675
1,000	7.000%, 1/01/40	1/28 at 100.00	N/R	835,670
3,000	Atlanta Development Authority, Georgia, Student Housing Facilities Revenue Bonds, ADA/CAU Partners, Inc Project at Clark Atlanta University, Series 2004A, 6.000%, 7/01/36 – ACA Insured	11/20 at 100.00	N/R	3,000,480
2,000	Atlanta, Georgia, Airport Passenger Facilities Charge and General Revenue Bonds, Subordinate Lien Series 2019D, 4.000%, 7/01/40 (AMT)	7/29 at 100.00	Aa3	2,260,760
10,000	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech Athletic Association, Series 2011, 5.750%, 10/01/41 (Pre-refunded 4/01/21)	4/21 at 100.00	A+ (7)	10,278,700
	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project M Bonds, Series 2019A:
1,250	5.000%, 1/01/35	7/28 at 100.00	A	1,556,062
700	5.000%, 1/01/36	7/28 at 100.00	A	868,035

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Georgia (continued)
$ 940	Georgia Municipal Electric Authority, Senior Lien General Power Revenue Bonds, Series 1993BB, 5.250%, 1/01/25 – NPFG Insured	No Opt. Call	A1	$1,040,599
1,000	Lavonia Hospital Authority, Georgia, Revenue Anticpation Certificates, Ty Cobb Regional Medical Center , Series 2010, 6.000%, 12/01/40 – AGM Insured (Pre-refunded 12/01/20)	12/20 at 100.00	AA (7)	1,009,580
	Main Street Natural Gas Inc, Georgia, Gas Project Revenue Bonds, Series 2007A:
960	5.000%, 3/15/22	No Opt. Call	A+	1,016,746
1,000	5.500%, 9/15/28	No Opt. Call	A+	1,288,560
5,000	Municipal Electric Authority of Georgia, Project One Revenue Bonds, Subordinate Lien Series 2016A, 5.000%, 1/01/28	7/26 at 100.00	A2	6,106,150
	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Emory University, Series 2020B:
1,000	4.000%, 9/01/38	9/30 at 100.00	AA	1,200,970
2,000	4.000%, 9/01/39	9/30 at 100.00	AA	2,393,780
2,000	4.000%, 9/01/40	9/30 at 100.00	AA	2,386,040
1,590	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Series 2012A, 5.250%, 10/01/27	10/21 at 100.00	Baa1	1,644,076
13,120	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Savannah College of Art & Design Projects, Series 2014, 5.000%, 4/01/44	4/24 at 100.00	A+	14,244,909
49,060	Total Georgia			53,220,792
	Guam – 0.1%
1,020	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.000%, 1/01/31	1/22 at 100.00	BB	1,049,315
2,000	Guam Government Department of Education, Certificates of Participation, John F Kennedy High School Project, Series 2010A, 6.625%, 12/01/30	12/20 at 100.00	B+	2,010,700
1,475	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2020A, 5.000%, 1/01/50	7/30 at 100.00	A-	1,783,349
965	Guam Government, General Obligation Bonds, Series 2019, 5.000%, 11/15/31 (AMT)	5/29 at 100.00	Ba1	1,013,260
1,610	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.375%, 10/01/43 (AMT)	10/23 at 100.00	BBB+	1,703,444
7,070	Total Guam			7,560,068
	Hawaii – 0.1%
1,500	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2013A, 5.500%, 7/01/43	7/23 at 100.00	AA-	1,646,190
1,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2013A, 6.875%, 7/01/43	7/23 at 100.00	BB	1,028,860
4,545	Hawaii State, Airport System Revenue Bonds, Series 2015A, 5.000%, 7/01/45 (AMT)	7/25 at 100.00	A+	5,166,211
7,045	Total Hawaii			7,841,261
	Idaho – 0.2%
	Idaho Health Facilities Authority, Revenue Bonds, Madison Memorial Hospital Project, Refunding Series 2016:
2,300	3.500%, 9/01/33	9/26 at 100.00	BB+	2,400,303
205	5.000%, 9/01/37	9/26 at 100.00	BB+	228,985

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Idaho (continued)
	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke's Health System Project, Series 2018A:
$ 2,435	5.000%, 3/01/36	9/28 at 100.00	A-	$2,988,865
2,250	5.000%, 3/01/37	9/28 at 100.00	A-	2,752,088
2,000	Idaho Housing and Finance Association, Nonprofit Facilities Revenue Bonds, Idaho Arts Charter School, Inc Project, Refunding Series 2016A, 5.000%, 12/01/38	12/26 at 100.00	BBB-	2,199,860
9,190	Total Idaho			10,570,101
	Illinois – 8.0%
1,330	Adams County School District 172, Quincy, Illinois, General Obligation Bonds, School Series 2017, 5.000%, 2/01/36 – AGM Insured	2/27 at 100.00	AA	1,597,928
	Bensenville, Illinois, General Obligation Bonds, Series 2011A:
1,295	5.000%, 12/15/30 – AGM Insured (Pre-refunded 12/15/21)	12/21 at 100.00	AA (7)	1,368,828
705	5.000%, 12/15/30 – AGM Insured	12/21 at 100.00	AA	743,761
	Champaign, Illinois, General Obligation Sales Tax Bonds, Public Safety Series 1999:
1,140	8.250%, 1/01/21 – FGIC Insured	No Opt. Call	Baa2	1,161,466
1,275	8.250%, 1/01/22 – FGIC Insured	No Opt. Call	Baa2	1,394,646
67,800	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2016, 6.000%, 4/01/46	4/27 at 100.00	A-	78,555,294
625	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues Series 2012A, 5.000%, 12/01/42	12/22 at 100.00	BB	634,819
1,215	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Project Series 2015C, 5.250%, 12/01/39	12/24 at 100.00	BB	1,286,916
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2012B:
4,540	5.000%, 12/01/34	12/22 at 100.00	BB	4,662,943
3,000	4.000%, 12/01/35	12/22 at 100.00	BB	3,015,810
2,000	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017G, 5.000%, 12/01/34	12/27 at 100.00	BB	2,186,560
35,090	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2016A, 7.000%, 12/01/44	12/25 at 100.00	BB	41,508,312
3,475	Chicago Greater Metropolitan Water Reclamation District, Illinois, General Obligation Bonds, Refunding Series 2007B, 5.250%, 12/01/35	No Opt. Call	AAA	5,004,035
	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Second Lien Series 2020A:
1,250	5.000%, 12/01/45 (UB) (5)	12/29 at 100.00	A+	1,488,225
2,220	4.000%, 12/01/50 (UB) (5)	12/29 at 100.00	A+	2,405,548
1,815	5.000%, 12/01/55 (UB) (5)	12/29 at 100.00	A+	2,135,674
2,100	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011, 5.250%, 12/01/40 (Pre-refunded 12/01/21)	12/21 at 100.00	AA (7)	2,224,488
	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2014:
5,000	5.250%, 12/01/49	12/24 at 100.00	AA	5,635,950
12,500	5.250%, 12/01/49 (UB) (5)	12/24 at 100.00	AA	14,089,875

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 1,414	Chicago, Illinois, Certificates of Participation Tax Increment Bonds, River Point Plaza Redevelopment Project, Series 2018, 4.835%, 4/15/28, 144A	1/23 at 100.00	N/R	$1,431,321
7,000	Chicago, Illinois, General Airport Revenue Bonds, O'Hare International Airport, Refunding Senior Lien Series 2012B, 5.000%, 1/01/31 (AMT)	1/22 at 100.00	A	7,331,520
	Chicago, Illinois, General Airport Revenue Bonds, O'Hare International Airport, Refunding Senior Lien Series 2020A:
2,390	4.000%, 1/01/35 (WI/DD, Settling 10/07/20)	1/30 at 100.00	A	2,733,993
5,000	4.000%, 1/01/36 (WI/DD, Settling 10/07/20)	1/30 at 100.00	A	5,693,550
3,000	4.000%, 1/01/38 (WI/DD, Settling 10/07/20)	1/30 at 100.00	A	3,389,730
3,180	Chicago, Illinois, General Airport Revenue Bonds, O'Hare International Airport, Senior Lien Series 2015C, 5.000%, 1/01/46 (AMT)	1/25 at 100.00	A	3,584,051
900	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2014A, 5.000%, 1/01/35	1/24 at 100.00	BBB+	919,755
8,805	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A, 6.000%, 1/01/38	1/27 at 100.00	BBB+	9,631,349
920	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2003B, 5.500%, 1/01/33	1/25 at 100.00	BBB+	970,168
13,760	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2005D, 5.500%, 1/01/40	1/25 at 100.00	BBB+	14,365,853
	Chicago, Illinois, General Obligation Bonds, Project Series 2011A:
400	5.250%, 1/01/35	1/21 at 100.00	BBB+	401,172
5,660	5.000%, 1/01/40	1/21 at 100.00	BBB+	5,676,584
1,000	Chicago, Illinois, General Obligation Bonds, Project Series 2012A, 5.000%, 1/01/33	1/22 at 100.00	BBB+	1,011,580
7,545	Chicago, Illinois, General Obligation Bonds, Refunding Series 2007E, 5.500%, 1/01/42	1/25 at 100.00	BBB+	7,867,322
1,320	Chicago, Illinois, General Obligation Bonds, Refunding Series 2012C, 5.000%, 1/01/25	1/22 at 100.00	BBB+	1,345,252
	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C:
2,260	5.000%, 1/01/24	No Opt. Call	BBB+	2,375,961
935	5.000%, 1/01/25	No Opt. Call	BBB+	993,166
2,500	5.000%, 1/01/29	1/26 at 100.00	BBB+	2,643,525
705	5.000%, 1/01/35	1/26 at 100.00	BBB+	727,313
2,175	5.000%, 1/01/38	1/26 at 100.00	BBB+	2,222,872
	Chicago, Illinois, General Obligation Bonds, Refunding Series 2020A:
50	5.000%, 1/01/27	No Opt. Call	BBB+	53,853
6,000	5.000%, 1/01/30	No Opt. Call	BBB+	6,511,440
2,200	Chicago, Illinois, General Obligation Bonds, Series 2015A, 5.500%, 1/01/39	1/25 at 100.00	BBB+	2,300,254
715	Chicago, Illinois, General Obligation Bonds, VAribale Rate Demand Series 2007F, 5.500%, 1/01/42	1/25 at 100.00	BBB+	745,545
3,000	Chicago, Illinois, Midway Airport Revenue Bonds, Refunding Second Lien Series 2014A, 5.000%, 1/01/31 (AMT)	1/24 at 100.00	A	3,307,320
4,440	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/33	11/20 at 100.00	A+	4,457,938

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	DeKalb, Kane, LaSalle, Lee, Ogle, Winnebago and Boone Counties Community College District 523, Illinois, General Obligation Bonds, Kishwaukee Community College, Series 2011B:
$ 1,000	0.000%, 2/01/35 (Pre-refunded 2/01/21)	2/21 at 38.17	AA- (7)	$381,340
750	0.000%, 2/01/36 (Pre-refunded 2/01/21)	2/21 at 35.47	AA- (7)	265,830
7,595	DuPage County, Illinois, Revenue Bonds, Morton Arboretum Project, Green Series 2020, 3.000%, 5/15/47	5/30 at 100.00	A1	7,631,608
5,000	Illinois Finance Authority Revenue Bonds, OSF Healthcare System, Refunding Series 2018A, 4.125%, 5/15/47	11/28 at 100.00	A	5,542,450
1,400	Illinois Finance Authority, Charter School Revenue Bonds, Uno Charter School Network, Refunding and Improvement Series 2011A, 7.125%, 10/01/41	10/21 at 100.00	BB+	1,447,768
	Illinois Finance Authority, Health Services Facility Lease Revenue Bonds, Provident Group - UIC Surgery Center, LLC - University of Illinois Health Services Facility Project, Series 2020:
2,450	4.000%, 10/01/40	10/30 at 100.00	BBB+	2,686,400
3,140	4.000%, 10/01/50	10/30 at 100.00	BBB+	3,372,894
1,450	4.000%, 10/01/55	10/30 at 100.00	BBB+	1,551,108
2,195	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A, 5.000%, 9/01/34	9/24 at 100.00	AA+	2,482,743
1,200	Illinois Finance Authority, Revenue Bonds, Christian Homes Inc, Refunding Series 2010, 6.125%, 5/15/27	11/20 at 100.00	BBB-	1,203,060
3,895	Illinois Finance Authority, Revenue Bonds, Ingalls Health System, Series 2013, 4.250%, 5/15/43 (Pre-refunded 5/15/22)	5/22 at 100.00	A1 (7)	4,120,481
10,810	Illinois Finance Authority, Revenue Bonds, Mercy Health Corporation, Series 2016, 5.000%, 12/01/40	6/26 at 100.00	A3	12,376,045
	Illinois Finance Authority, Revenue Bonds, Northshore University HealthSystem, Series 2020A:
1,645	5.000%, 8/15/32	8/30 at 100.00	AA-	2,172,963
1,250	5.000%, 8/15/33	8/30 at 100.00	AA-	1,637,362
9,780	3.250%, 8/15/49 (UB) (5)	8/30 at 100.00	AA-	10,306,653
10,000	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Refunding Series 2018A, 3.000%, 5/15/50 (UB) (WI/DD, Settling 10/01/20) (5)	11/30 at 100.00	A	9,814,100
10,715	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2015A, 5.000%, 11/15/45	11/25 at 100.00	A	12,119,308
1,545	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2010C, 5.125%, 5/15/35	11/20 at 100.00	AA-	1,549,094
895	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series 2013A, 5.500%, 7/01/28	7/23 at 100.00	A-	984,330
20	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2015A, 4.000%, 11/15/39	5/25 at 100.00	AA-	21,611
1,105	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2015C, 5.000%, 8/15/35	8/25 at 100.00	A3	1,251,468
4,000	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Series 2011A, 6.000%, 8/15/41	8/21 at 100.00	AA-	4,149,720

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 1,500	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2011C, 5.500%, 8/15/41 (Pre-refunded 2/15/21)	2/21 at 100.00	AA- (7)	$1,529,115
4,000	Illinois Housing Development Authority, Multifamily Housing Revenue Bonds, GNMA Collateralized - Lifelink Developments, Series 2006, 4.850%, 4/20/41 (AMT) (UB) (5)	9/19 at 100.00	AA+	4,007,440
7,335	Illinois Sports Facility Authority, State Tax Supported Bonds, Refunding Series 2014, 5.250%, 6/15/31 – AGM Insured	6/24 at 100.00	AA	8,170,970
	Illinois State, General Obligation Bonds, December Series 2017A:
5,000	5.000%, 12/01/24	No Opt. Call	BBB-	5,383,850
1,560	5.000%, 12/01/32	12/27 at 100.00	BBB-	1,658,140
3,625	Illinois State, General Obligation Bonds, June Series 2016, 4.000%, 6/01/36	6/26 at 100.00	BBB-	3,522,847
7,985	Illinois State, General Obligation Bonds, March Series 2012, 5.000%, 3/01/31	3/22 at 100.00	BBB-	8,136,396
11,065	Illinois State, General Obligation Bonds, May Series 2020, 5.750%, 5/01/45	5/30 at 100.00	BBB-	12,158,554
	Illinois State, General Obligation Bonds, November Series 2017D:
11,625	5.000%, 11/01/27	No Opt. Call	BBB-	12,618,821
3,000	5.000%, 11/01/28	11/27 at 100.00	BBB-	3,227,340
	Illinois State, General Obligation Bonds, Refunding September Series 2018A:
2,000	5.000%, 10/01/28	No Opt. Call	BBB-	2,208,780
3,500	5.000%, 10/01/33	10/28 at 100.00	BBB-	3,718,190
500	Illinois State, General Obligation Bonds, Series 2012A, 5.000%, 3/01/27	3/22 at 100.00	BBB-	512,240
1,440	Illinois State, General Obligation Bonds, Series 2013, 5.250%, 7/01/28	7/23 at 100.00	BBB-	1,506,888
5,000	Illinois State, Sales Tax Revenue Bonds, Build Illinois Series 2011, 5.000%, 6/15/28	6/21 at 100.00	BBB+	5,099,500
875	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2012A, 5.000%, 6/15/42 – NPFG Insured	6/22 at 100.00	BBB	899,570
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2012B:
1,280	5.000%, 6/15/23	6/22 at 100.00	BBB	1,344,115
10,180	5.000%, 6/15/52	6/22 at 100.00	BBB	10,434,602
5,400	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2015B, 5.000%, 6/15/52	12/25 at 100.00	BBB	5,764,716
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2020A:
5,000	4.000%, 6/15/50 – BAM Insured	12/29 at 100.00	AA	5,403,900
7,000	5.000%, 6/15/50	12/29 at 100.00	BBB	7,774,970
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2015A:
2,500	0.000%, 12/15/52 – BAM Insured	No Opt. Call	AA	774,475
1,225	5.000%, 6/15/53	12/25 at 100.00	BBB	1,307,136
8,025	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 1996A, 0.000%, 12/15/21 – NPFG Insured	No Opt. Call	Baa2	7,913,934
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A:
10,000	0.000%, 12/15/35 – AGM Insured	No Opt. Call	AA	6,293,300
22,500	0.000%, 12/15/37 – NPFG Insured	No Opt. Call	BBB	12,263,175

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 1,841	Plano, Illinois, Special Tax Bonds, Special Service Area 1 & 2 Lakewood Springs Project, Refunding Series 2014, 5.000%, 3/01/34 – AGM Insured	3/24 at 100.00	AA	$2,054,593
845	Quad Cities Regional Economic Development Authority, Illinois, Revenue Bonds, Augustana College, Series 2012, 4.750%, 10/01/29	10/22 at 100.00	Baa1	877,904
3,890	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010, 5.250%, 6/01/21	No Opt. Call	A	4,012,535
4,450	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 2001A, 6.000%, 7/01/27 – FGIC Insured	No Opt. Call	AA+	5,528,546
3,000	Sales Tax Securitization Corporation, Illinois, Sales Tax Securitization Bonds, Second Lien Series 2020A, 5.000%, 1/01/30	No Opt. Call	AA-	3,751,980
1,000	Sales Tax Securitization Corporation, Illinois, Sales Tax Securitzation Bonds, Series 2018A, 5.000%, 1/01/36	1/28 at 100.00	AA-	1,164,600
	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015:
15,530	4.000%, 3/01/40 – AGM Insured	3/25 at 100.00	AA	16,598,309
3,485	5.000%, 3/01/40 – AGM Insured	3/25 at 100.00	AA	4,035,525
5,000	University of Illinois, Auxiliary Facilities System Revenue Bonds, Series 2013A, 4.000%, 4/01/32	4/23 at 100.00	A1	5,268,050
7,405	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013, 6.000%, 10/01/42	10/23 at 100.00	A-	8,154,534
507,055	Total Illinois			535,941,341
	Indiana – 2.3%
695	Chesterton, Indiana, Economic Development Revenue Bonds, Storypoint Chesterton Project, Series 2016, 6.250%, 1/15/43, 144A (8)	1/24 at 104.00	N/R	687,133
6,495	IIndiana Finance Authority, Hospital Revenue Bonds, Parkview Health, Series 2018A, 5.000%, 11/01/43	11/28 at 100.00	AA-	7,924,030
5,215	Indiana Bond Bank, Special Program Gas Revenue Bonds, JP Morgan Ventures Energy Corporation Guaranteed, Series 2007A, 5.250%, 10/15/20	No Opt. Call	A+	5,223,240
1,400	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc, Series 2009A, 6.625%, 10/01/29	11/20 at 100.00	B	1,402,772
	Indiana Finance Authority, Educational Facilities Revenue Bonds, Lighthouse Academies of Indiana Inc Project, Series 2016:
2,475	7.000%, 12/01/34, 144A	12/24 at 100.00	N/R	2,583,207
4,920	7.250%, 12/01/44, 144A	12/24 at 100.00	N/R	5,126,542
	Indiana Finance Authority, Educational Facilities Revenue Bonds, Lighthouse Academies of Northwest Indiana Inc Project, Series 2016:
3,710	7.000%, 12/01/34, 144A	12/24 at 100.00	N/R	3,859,698
6,075	7.250%, 12/01/44, 144A	12/24 at 100.00	N/R	6,296,251
5,000	Indiana Finance Authority, Educational Facilities Revenue Bonds, Rose Hulman Institute Of Technology Project, Series 2018, 4.000%, 6/01/44	12/28 at 100.00	A2	5,380,650
3,600	Indiana Finance Authority, Educational Facilities Revenue Bonds, Rose Hulman Institute Of Technology Project, Series 2020A, 4.000%, 6/01/50	6/30 at 100.00	A2	3,882,168
1,640	Indiana Finance Authority, Educational Facilities Revenue Bonds, Valparaiso University Project, Series 2014, 5.000%, 10/01/39	10/24 at 100.00	Baa1	1,745,911

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Indiana (continued)
$ 3,000	Indiana Finance Authority, Hospital Revenue Bonds, Marion General Hospital Project, Series 2012A, 5.000%, 7/01/36	7/21 at 100.00	A+	$3,070,170
6,250	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013A, 5.250%, 1/01/51 (AMT)	7/23 at 100.00	A-	6,677,125
9,215	Indiana Finance Authority, Provate Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013A, 5.000%, 7/01/48 (AMT)	7/23 at 100.00	A-	9,796,190
15,205	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, First Lien Green Series 2016A, 5.000%, 10/01/46	10/26 at 100.00	AA	17,785,288
8,000	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2014A, 5.000%, 10/01/40	10/24 at 100.00	AA	9,202,560
2,200	Indiana Health and Educational Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006B-7, 5.000%, 11/15/46	11/26 at 100.00	AA+	2,608,100
	Indianapolis Local Public Improvement Bond Bank, Indiana, Community Justice Campus Bonds, Courthouse & Jail Project, Series 2019A:
6,490	5.000%, 2/01/44	2/29 at 100.00	AAA	8,082,906
23,520	5.000%, 2/01/49	2/29 at 100.00	AAA	28,980,168
3,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Revenue Bonds, Fieldhouse Project, Series 2019B, 1.450%, 6/01/21	11/20 at 100.00	N/R	3,000,180
	Knox County, Indiana, Economic Development Revenue and Refunding Bonds, Good Samaritan Hospital Project, Series 2012A:
1,530	5.000%, 4/01/26	4/22 at 100.00	Ba1	1,600,288
1,400	5.000%, 4/01/27	4/22 at 100.00	Ba1	1,461,194
1,560	5.000%, 4/01/29	4/22 at 100.00	Ba1	1,621,433
	Valparaiso, Indiana, Exempt Facilities Revenue Bonds, Pratt Paper LLC Project, Series 2013:
240	5.875%, 1/01/24 (AMT)	No Opt. Call	N/R	256,980
9,185	7.000%, 1/01/44 (AMT)	1/24 at 100.00	N/R	10,337,350
5,000	Vigo County Hospital Authority, Indiana, Hospital Revenue Bonds, Union Hospital, Inc, Series 2011, 8.000%, 9/01/41 (Pre-refunded 9/01/21)	9/21 at 100.00	N/R (7)	5,347,250
137,020	Total Indiana			153,938,784
	Iowa – 0.4%
4,000	Iowa Finance Authority, Health Facilities Revenue Bonds, UnityPoint Health, Series 2016E, 4.000%, 8/15/46	2/26 at 100.00	AA-	4,313,920
2,000	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Alcoa Inc Project, Series 2012, 4.750%, 8/01/42	8/22 at 100.00	BBB-	2,042,440
2,485	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Refunding Series 2019, 3.125%, 12/01/22	12/20 at 103.00	BB-	2,520,088
10,375	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.250%, 12/01/25	12/23 at 100.00	BB-	10,952,057
1,015	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2016, 5.875%, 12/01/27, 144A	10/20 at 104.00	BB-	1,056,656
3,920	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2018A, 5.250%, 12/01/50 (Mandatory Put 12/01/33)	12/22 at 103.00	BB-	4,088,717

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Iowa (continued)
$ 2,045	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.625%, 6/01/46	11/20 at 100.00	B-	$ 2,075,123
25,840	Total Iowa			27,049,001
	Kansas – 0.1%
	Hutchinson, Kansas, Hospital Facilities Revenue Bonds, Hutchinson Regional Medical Center, Inc, Series 2016:
1,500	5.000%, 12/01/36	12/26 at 100.00	Ba1	1,620,885
1,320	5.000%, 12/01/41	12/26 at 100.00	Ba1	1,410,341
	Overland Park Development Corporation, Kansas, Revenue Bonds, Convention Center Hotel, Refunding & improvement Series 2019:
1,500	5.000%, 3/01/44	3/29 at 100.00	BB+	1,521,030
3,500	5.000%, 3/01/49	3/29 at 100.00	BB+	3,541,370
725	Overland Park Transportation Development District, Kansas, Sales Tax Revenue Bonds, Oak Park Mall Project, Series 2010, 5.900%, 4/01/32	11/20 at 100.00	BBB	725,022
8,545	Total Kansas			8,818,648
	Kentucky – 2.1%
230	Ashland, Kentucky, Medical Center Revenue Bonds, Ashland Hospital Corporation d/b/a King's Daughters Medical Center Project, Refunding Series 2019, 4.000%, 2/01/35	2/30 at 100.00	BBB-	244,573
	Kentucky Bond Development Corporation, Transient Room Tax Revenue Bonds, Lexington Center Corporation Project, Series 2018A:
2,545	5.000%, 9/01/43	9/28 at 100.00	A2	2,851,952
2,600	5.000%, 9/01/48	9/28 at 100.00	A2	2,900,456
6,345	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2011, 5.000%, 8/15/42	8/21 at 100.00	A2	6,486,430
6,565	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc, Series 2017A, 5.000%, 12/01/45 – AGM Insured (UB) (5)	12/27 at 100.00	AA	7,689,650
	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky Information Highway Project, Senior Series 2015A:
2,745	5.000%, 7/01/27	7/25 at 100.00	BBB+	3,019,335
2,100	5.000%, 7/01/33	7/25 at 100.00	BBB+	2,255,757
5,655	5.000%, 7/01/37	7/25 at 100.00	BBB+	6,022,179
2,050	5.000%, 1/01/45	7/25 at 100.00	BBB+	2,155,349
	Kentucky Municipal Power Agency, Power System Revenue Bonds, Prairie State Project, Refunding Series 2020A Forward Delivery:
1,000	5.000%, 9/01/34	9/29 at 100.00	Baa1	1,232,260
725	5.000%, 9/01/35	9/29 at 100.00	Baa1	888,314
	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 119, Series 2018:
2,000	5.000%, 5/01/35	5/28 at 100.00	A1	2,427,420
2,500	5.000%, 5/01/36	5/28 at 100.00	A1	3,022,900
4,000	5.000%, 5/01/37	5/28 at 100.00	A1	4,820,920

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Kentucky (continued)
	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 122, Series 2019A:
$ 1,000	4.000%, 11/01/35	11/28 at 100.00	A1	$1,145,130
1,250	4.000%, 11/01/36	11/28 at 100.00	A1	1,422,775
3,000	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Series 2016A, 3.000%, 5/15/35	11/25 at 100.00	AA	3,224,700
	Louisville/Jefferson County Metro Government, Kentucky, Health System Revenue Bonds, Norton Healthcare Inc, Series 2016A:
5,735	5.000%, 10/01/31	10/26 at 100.00	A+	6,825,109
2,785	4.000%, 10/01/35	10/26 at 100.00	A+	3,087,089
5,415	Louisville/Jefferson County Metro Government, Kentucky, Health System Revenue Bonds, Norton Healthcare, Inc, Series 2020A, 3.000%, 10/01/43	10/29 at 100.00	A+	5,543,769
5,000	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc Project, Improvement and Refunding Series 2011, 6.500%, 3/01/41 (Pre-refunded 3/01/21)	3/21 at 100.00	N/R (7)	5,129,400
12,750	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018A, 4.000%, 4/01/48 (Mandatory Put 4/01/24)	1/24 at 100.37	A3	14,080,207
8,000	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018C-2, 1.400%, 12/01/49 (Mandatory Put 6/01/25) (1-Month LIBOR * 67% reference rate + 1.300% spread) (6)	3/25 at 100.00	A	8,084,400
35,940	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2019C-1, 4.000%, 2/01/50 (Mandatory Put 2/01/28)	11/27 at 100.47	A	42,257,174
1,635	Trimble County, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2001B, 2.550%, 11/01/27 (Mandatory Put 5/03/21) (AMT)	No Opt. Call	A1	1,652,560
123,570	Total Kentucky			138,469,808
	Louisiana – 1.1%
	Calcasieu Parish Memorial Hospital Service District, Louisiana, Revenue Bonds, Lake Charles Memorial Hospital, Refunding Series 2019:
2,770	5.000%, 12/01/25	No Opt. Call	BB+	3,076,528
1,455	5.000%, 12/01/26	No Opt. Call	BB+	1,633,514
1,525	5.000%, 12/01/27	No Opt. Call	BB+	1,728,130
1,605	5.000%, 12/01/28	No Opt. Call	BB+	1,829,764
2,930	5.000%, 12/01/29	No Opt. Call	BB+	3,361,501
1,700	5.000%, 12/01/34	12/29 at 100.00	BB+	1,888,700
2,625	5.000%, 12/01/39	12/29 at 100.00	BB+	2,853,979
4,000	Jefferson Parish Hospital Service District 2, Louisiana, Hospital Revenue Bonds, East Jefferson General Hospital, Refunding Series 2011, 6.375%, 7/01/41	7/21 at 100.00	B	4,121,400
24,815	Louisiana Public Facilities Authority, Dock and Wharf Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.500%, 7/01/36, 144A (AMT)	7/23 at 100.00	N/R	25,964,431
2,400	Louisiana Public Facilities Authority, Louisiana, Revenue Bonds, Tulane University, Refunding Series 2020A, 4.000%, 4/01/50	4/30 at 100.00	A	2,684,400
1,000	Louisiana Public Facilities Authority, Revenue Bonds, Belle Chasse Educational Foundation Project, Series 2011, 6.750%, 5/01/41 (Pre-refunded 5/01/21)	5/21 at 100.00	N/R (7)	1,036,540
2,030	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2015, 5.000%, 5/15/47	5/25 at 100.00	A3	2,273,397

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
$ 1,050	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014, 5.000%, 6/01/44	6/24 at 100.00	A	$1,177,176
2,000	Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, LP Project, Series 2008, 6.100%, 6/01/38 (Mandatory Put 6/01/30), 144A	No Opt. Call	BB-	2,367,260
500	Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, LP Project, Series 2010, 6.350%, 7/01/40, 144A	6/30 at 100.00	BB-	595,150
6,425	Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, LP Project, Series 2010B, 6.100%, 12/01/40 (Mandatory Put 6/01/30), 144A	No Opt. Call	BB-	7,604,823
2,930	Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, LP Project, Series 2011, 5.850%, 8/01/41 (Mandatory Put 6/01/25), 144A	No Opt. Call	BB-	3,209,229
4,000	Saint John the Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation Project, Refunding Series 2017A-1, 2.000%, 6/01/37 (Mandatory Put 4/01/23)	No Opt. Call	BBB-	4,015,560
1,650	Saint John the Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation Project, Refunding Series 2017A-3, 2.200%, 6/01/37 (Mandatory Put 7/01/26)	No Opt. Call	BBB	1,657,969
1,135	Shreveport, Louisiana, Water and Sewer Revenue Bonds, Junior Lien Series 2019B, 4.000%, 12/01/49 – AGM Insured	12/28 at 100.00	AA	1,284,945
68,545	Total Louisiana			74,364,396
	Maine – 0.3%
	Maine Health and Higher Educational Facilities Authority Revenue Bonds, MaineHealth Issue, Series 2020A:
2,355	4.000%, 7/01/45	7/30 at 100.00	A+	2,675,468
2,755	4.000%, 7/01/50	7/30 at 100.00	A+	3,113,591
	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical Center, Series 2011:
2,000	6.750%, 7/01/36	7/21 at 100.00	BB	2,046,780
10,390	6.750%, 7/01/41	7/21 at 100.00	BB	10,627,827
	Portland, Maine, General Airport Revenue Bonds, Refunding Series 2013:
460	5.000%, 7/01/26	7/23 at 100.00	BBB+	506,175
1,000	5.000%, 7/01/27	7/23 at 100.00	BBB+	1,098,670
18,960	Total Maine			20,068,511
	Maryland – 0.7%
10,000	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017, 5.000%, 9/01/39	9/27 at 100.00	BB-	8,856,700
1,065	Frederick County, Maryland, Special Tax Limited Obligation Bonds, Jefferson Technology Park Project, Refunding Series 2020A, 5.000%, 7/01/43, 144A	7/30 at 102.00	N/R	1,069,622
755	Frederick County, Maryland, Tax Increment and Special Tax Limited Obligation Bonds, Jefferson Technology Park Project, Refunding Series 2020B, 4.625%, 7/01/43, 144A	7/30 at 102.00	N/R	758,352
	Maryland Economic Development Corporation Economic Development Revenue Bonds, Terminal Project, Series 2019A:
450	5.000%, 6/01/44 (AMT)	6/29 at 100.00	Baa3	488,011
900	5.000%, 6/01/49 (AMT)	6/29 at 100.00	Baa3	969,246
3,885	Maryland Economic Development Corporation, Port Facilities Revenue Bonds, CNX Marine Terminals Inc Port of Baltimore Facility, Refunding Series 2010, 5.750%, 9/01/25	11/20 at 100.00	BB-	3,895,684

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Maryland (continued)
$ 1,500	Maryland Economic Development Corporation, Private Activity Revenue Bonds RSA, Purple Line Light Rail Project, Green Bonds, Series 2016A, 5.000%, 3/31/24 (AMT)	11/21 at 100.00	B	$1,493,355
14,350	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health Issue, Series 2015, 5.000%, 8/15/42 (UB) (5)	2/25 at 100.00	A	16,193,114
8,390	Maryland Stadium Authority, Revenue Bonds, Baltimore City Public Schools Construction & Revitalization Program, Series 2016, 5.000%, 5/01/41 (Pre-refunded 5/01/26)	5/26 at 100.00	AA (7)	10,575,931
41,295	Total Maryland			44,300,015
	Massachusetts – 2.0%
8,620	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Senior Lien Capital Appreciation Series 2016A, 0.000%, 7/01/32	7/26 at 85.54	AA	6,694,206
	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Refunding Senior Lien Series 2019A:
9,000	5.000%, 1/01/33	1/29 at 100.00	A+	11,442,690
7,000	5.000%, 1/01/34	1/29 at 100.00	A+	8,861,650
2,145	5.000%, 1/01/35	1/29 at 100.00	A+	2,707,548
1,000	Massachusetts Development Finance Agency Revenue Refunding Bonds, NewBridge on the Charles, Inc Issue, Series 2017, 5.000%, 10/01/57, 144A	10/22 at 105.00	BB+	1,064,280
4,350	Massachusetts Development Finance Agency, Health Care Facility Revenue Bonds, Adventcare Project, Series 2007A, 6.750%, 10/15/37 (8)	11/20 at 100.00	N/R	3,045,000
	Massachusetts Development Finance Agency, Revenue Bonds, Beth Israel Lahey Health Issue, Series 2019K:
1,315	5.000%, 7/01/31	7/29 at 100.00	A	1,686,251
1,250	5.000%, 7/01/32	7/29 at 100.00	A	1,592,212
	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue, Series 2016E:
1,200	5.000%, 7/01/35	7/26 at 100.00	BBB	1,368,396
5,590	5.000%, 7/01/37	7/26 at 100.00	BBB	6,340,290
	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Series 2018J-2:
10,000	5.000%, 7/01/43	7/28 at 100.00	A	11,988,700
6,750	5.000%, 7/01/53	7/28 at 100.00	A	8,000,640
10,410	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2016A, 5.000%, 1/01/47	1/27 at 100.00	BBB+	11,557,806
1,500	Massachusetts Development Finance Agency, Revenue Bonds, Emmanuel College, Series 2016A, 5.000%, 10/01/43	10/26 at 100.00	Baa2	1,662,630
1,035	Massachusetts Development Finance Agency, Revenue Bonds, Loomis Communities, Series 2013A, 4.875%, 1/01/24	1/23 at 100.00	BBB	1,093,333
	Massachusetts Development Finance Agency, Revenue Bonds, Wellforce Issue, Series 2019A:
2,500	5.000%, 7/01/39	1/29 at 100.00	BBB+	2,913,725
10,165	5.000%, 7/01/44	1/29 at 100.00	BBB+	11,658,848
920	Massachusetts Development Finance Agency, Revenue Bonds, Wellforce Issue, Series 2020C, 4.000%, 10/01/45 – AGM Insured	10/30 at 100.00	AA	1,044,899

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Massachusetts (continued)
	Massachusetts Development Finance Agency, Revenue Bonds, Woods Hole Oceanographic Institution, Series 2018:
$ 3,490	5.000%, 6/01/43	6/28 at 100.00	AA-	$4,271,516
6,210	5.000%, 6/01/48	6/28 at 100.00	AA-	7,545,274
18,045	Massachusetts Port Authority, Revenue Bonds, Refunding Series 2016B, 5.000%, 7/01/43 (AMT)	7/26 at 100.00	Aa2	20,817,073
3,010	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2016A, 5.000%, 3/01/46	3/24 at 100.00	Aa1	3,429,383
5,000	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2017F, 5.000%, 11/01/43	11/27 at 100.00	Aa1	6,139,900
120,505	Total Massachusetts			136,926,250
	Michigan – 0.9%
2,145	Bay City, Bay County, Michigan, Unlimited Tax General Street Improvement Bonds, Series 1991, 0.000%, 6/01/21 – AMBAC Insured	No Opt. Call	A+	2,137,750
3,755	Lansing Community College, Michigan, General Obligation Bonds, College Building & Site, Limited Tax Series 2019, 3.000%, 5/01/49	5/29 at 100.00	AA	3,860,929
2,485	Michigan Finance Authority, Distributable State Aid Revenue Bonds, Charter County of Wayne Criminal Justice Center Project, Senior Lien Series 2018, 5.000%, 11/01/43	11/28 at 100.00	Aa3	3,052,524
	Michigan Finance Authority, Hospital Revenue Bonds, McLaren Health Care, Refunding Series 2019A:
16,670	4.000%, 2/15/47	8/29 at 100.00	AA-	18,733,746
8,570	4.000%, 2/15/50	8/29 at 100.00	AA-	9,540,895
	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2016MI:
145	5.000%, 12/01/45 (Pre-refunded 6/01/26)	6/26 at 100.00	N/R (7)	181,853
9,970	5.000%, 12/01/45	6/26 at 100.00	AA-	11,602,089
140	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Creative Montessori Academy Project, Series 2011, 6.125%, 5/01/21	11/20 at 100.00	BBB-	140,325
	Michigan Finance Authority, Public School Academy Revenue Bonds, Detroit Service Learning Academy Project, Refunding Series 2011:
105	6.000%, 10/01/21	No Opt. Call	B	102,894
500	7.000%, 10/01/31	10/21 at 100.00	B	463,530
1,000	7.000%, 10/01/36	10/21 at 100.00	B	891,670
1,550	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2010A, 5.000%, 10/01/35	11/20 at 100.00	AA	1,554,247
1,250	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Chandler Park Academy Project, Series 2008, 6.500%, 11/01/35	11/20 at 100.00	BBB-	1,252,500
1,155	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, David Ellis Academy-West Charter School Project, Series 2007, 5.875%, 6/01/37	11/20 at 100.00	N/R	1,155,312
	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2011-I-A:
750	5.375%, 10/15/41 (Pre-refunded 10/15/21)	10/21 at 100.00	Aa2 (7)	790,552
2,000	5.500%, 10/15/45 (Pre-refunded 10/15/21)	10/21 at 100.00	Aa2 (7)	2,110,740

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$ 5,000	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital Obligated Group, Refunding Series 2014D, 5.000%, 9/01/39	3/24 at 100.00	A+	$ 5,530,850
57,190	Total Michigan			63,102,406
	Minnesota – 0.7%
310	Baytown Township, Minnesota Charter School Lease Revenue Bonds, Saint Croix Preparatory Academy, Refunding Series 2016A, 4.000%, 8/01/41	8/26 at 100.00	BB+	316,786
	City of Ham Lake, Minnesota, Charter School Lease Revenue Bonds, DaVinci Academy Project, Series 2016A:
150	5.000%, 7/01/36	7/24 at 102.00	N/R	159,698
270	5.000%, 7/01/47	7/24 at 102.00	N/R	284,151
4,050	City of Milaca, Minnesota Refunding Revenue Bonds, Grandview Christian Home Project, Series 2016, 5.000%, 10/01/51	10/24 at 102.00	N/R	3,854,223
	Columbus, Minnesota, Senior Housing Revenue Bonds, Richfield Senior Housing, Inc, Refunding Series 2015:
250	5.250%, 1/01/40	1/23 at 100.00	N/R	220,935
675	5.250%, 1/01/46	1/23 at 100.00	N/R	578,360
	Dakota County Community Development Agency, Minnesota, Senior Housing Revenue Bonds, Walker Highview Hills LLC Project, Refunding Series 2016A:
1,555	5.000%, 8/01/46, 144A	8/22 at 100.00	N/R	1,603,469
1,250	5.000%, 8/01/51, 144A	8/22 at 100.00	N/R	1,286,713
2,575	Ham Lake, Minnesota Charter School Lease Revenue Bonds, Parnassus Preparatory School Project, Series 2016A, 5.000%, 11/01/47	11/26 at 100.00	BB	2,741,268
3,000	Minneapolis, Minnesota, Recovery Zone Facility Revenue Bonds, Mozaic Parking, LLC Project, Series 2010A, 8.500%, 1/01/41	1/21 at 100.00	N/R	2,959,470
2,250	Minnesota Higher Education Facilities Authority, Revenue Bonds, Saint Catherine University, Refunding Series 2018A, 5.000%, 10/01/45	10/28 at 100.00	Baa1	2,530,417
500	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Nova Classical Academy, Series 2016A, 4.125%, 9/01/47	9/24 at 102.00	BBB-	517,760
1,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Fairview Health Services, Series 2017A, 5.000%, 11/15/47	11/27 at 100.00	A+	1,176,520
16,825	Saint Paul Port Authority, Minnesota, Solid Waste Disposal Revenue Bonds, Gerdau Saint Paul Steel Mill Project, Series 2012-7, 4.500%, 10/01/37, 144A (AMT)	10/22 at 100.00	BBB-	16,965,489
	St Paul Housing and Redevelopment Authority, Minnesota, Hospital Revenue Bonds, HealthEast Inc, Series 2015A:
2,500	5.000%, 11/15/27 (Pre-refunded 11/15/25)	11/25 at 100.00	N/R (7)	3,086,450
2,080	5.250%, 11/15/28 (Pre-refunded 11/15/20)	11/20 at 100.00	N/R (7)	2,092,210
535	5.250%, 11/15/35 (Pre-refunded 11/15/20)	11/20 at 100.00	N/R (7)	538,140
235	5.000%, 11/15/44 (Pre-refunded 11/15/25)	11/25 at 100.00	N/R (7)	290,126
3,750	Western Minnesota Municipal Power Agency, Minnesota, Power Supply Revenue Bonds, Series 2014A, 5.000%, 1/01/46 (Pre-refunded 1/01/24)	1/24 at 100.00	Aa3 (7)	4,333,612
43,760	Total Minnesota			45,535,797

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Mississippi – 0.4%
$ 5,000	Mississippi Development Bank, Special Obligation Bonds, Gulfport Water and Sewer System Project, Series 2005, 5.250%, 7/01/24 – AGM Insured (ETM)	No Opt. Call	AA (7)	$5,660,100
1,000	Mississippi State, Gaming Tax Revenue Bonds, Series 2015E, 5.000%, 10/15/35	10/25 at 100.00	A+	1,141,500
	Mississippi State, Gaming Tax Revenue Bonds, Series 2019A:
3,255	5.000%, 10/15/31	10/28 at 100.00	A+	4,014,294
2,415	5.000%, 10/15/32	10/28 at 100.00	A+	2,951,251
1,030	5.000%, 10/15/33	10/28 at 100.00	A+	1,248,607
2,450	5.000%, 10/15/36	10/28 at 100.00	A+	2,939,388
7,000	4.000%, 10/15/38	10/28 at 100.00	A+	7,698,670
3,430	University of Mississippi Educational Building Corporation, Revenue Bonds, Facilities Refinancing Project, Refunding Series 2019A, 3.000%, 10/01/34	10/29 at 100.00	Aa2	3,773,823
25,580	Total Mississippi			29,427,633
	Missouri – 3.6%
3,185	Bi-State Development Agency, Missouri, Bi-State MetroLink District, St Clair County Metrolink Extension Project Bonds, Refunding Series 2006, 5.250%, 7/01/27 – AGM Insured	No Opt. Call	AA	4,148,813
1,625	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood, Missouri, Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36	11/20 at 100.00	A-	1,628,770
2,500	Jackson County Reorganized School District 4, Blue Springs, Missouri, General Obligation Bonds, School Building Series 2018A, 6.000%, 3/01/38	3/29 at 100.00	AA+	3,438,800
5,000	Kansas City Industrial Development Authority, Missouri, Airport Special Obligation Bonds, Kansas City International Airport Terminal Modernization Project, Series 2019A, 5.000%, 3/01/44 (AMT)	3/29 at 100.00	A	5,941,000
	Kansas City Industrial Development Authority, Missouri, Airport Special Obligation Bonds, Kansas City International Airport Terminal Modernization Project, Series 2019B:
18,000	5.000%, 3/01/46 (AMT)	3/29 at 100.00	A	21,274,920
42,615	5.000%, 3/01/54 (AMT)	3/29 at 100.00	A	50,001,884
2,475	5.000%, 3/01/55 – AGM Insured (AMT)	3/29 at 100.00	AA	2,936,785
15,000	Missouri Environmental Improvement and Energy Resources Authority, Revenue Bonds, Union Electric Company Project, Series 1998B, 2.900%, 9/01/33	7/27 at 102.00	A	16,383,750
8,935	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, BJC Health System, Series 2015A, 4.000%, 1/01/45	1/25 at 100.00	AA	9,575,461
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mercy Health, Series 2020:
5,000	4.000%, 6/01/50 (WI/DD, Settling 10/13/20)	6/30 at 100.00	A+	5,556,950
18,620	3.000%, 6/01/53 (UB) (WI/DD, Settling 10/13/20)	6/30 at 100.00	A+	18,052,649
35,000	4.000%, 6/01/53 (UB) (WI/DD, Settling 10/13/20)	6/30 at 100.00	A+	38,585,750
1,250	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2011, 6.000%, 2/01/41	2/21 at 100.00	BBB	1,264,663
9,749	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, First Place Homeownership Loan Program, Series 2016D, 3.400%, 11/01/46	11/25 at 100.00	AA+	10,289,325
3,739	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, First Place Homeownership Loan Program, Series 2017C, 3.300%, 12/01/47	2/27 at 100.00	AA+	3,961,156

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Missouri (continued)
$ 2,250	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2014A, 5.000%, 1/01/28	1/25 at 100.00	A	$2,628,832
15,100	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2015A, 4.000%, 1/01/35	1/26 at 100.00	A	16,546,731
	Saint Louis Municipal Finance Corporation, Missouri, Leasehold Revenue Bonds, Convention Center, Series 2010A:
5,000	0.000%, 7/15/31 – AGC Insured	No Opt. Call	AA	3,944,300
7,000	0.000%, 7/15/32 – AGC Insured	No Opt. Call	AA	5,325,810
6,250	0.000%, 7/15/33 – AGC Insured	No Opt. Call	AA	4,578,937
7,000	0.000%, 7/15/34 – AGC Insured	No Opt. Call	AA	4,962,300
6,000	0.000%, 7/15/35 – AGC Insured	No Opt. Call	AA	4,092,000
2,000	0.000%, 7/15/36 – AGC Insured	No Opt. Call	AA	1,311,080
1,288	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, Fashion Square Redevelopment Project, Series 2008A, 6.300%, 8/22/26	3/21 at 100.00	N/R	1,284,767
1,377	Saint Louis, Missouri, Tax Increment Financing Revenue Notes, Marquette Building Redevelopment Project, Series 2008-A, 6.500%, 1/23/28	11/20 at 100.00	N/R	787,410
225,958	Total Missouri			238,502,843
	Montana – 0.2%
2,505	Montana Facilities Finance Authority, Montana, Health Facilities Reveue Bonds, Bozeman Deaconess Health Services Obligated Group, Series 2018, 5.000%, 6/01/48	6/28 at 100.00	A	2,957,654
1,910	Montana Facility Finance Authority, Healthcare Facility Revenue Bonds, Kalispell Regional Medical Center, Series 2018B, 5.000%, 7/01/43	7/28 at 100.00	BBB	2,191,553
9,130	Montana Facility Finance Authority, Revenue Bonds, Billings Clinic Obligated Group, Series 2018A, 5.000%, 8/15/48	8/28 at 100.00	AA-	11,244,873
13,545	Total Montana			16,394,080
	Nebraska – 0.6%
3,075	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Refunding Crossover Series 2017A, 5.000%, 9/01/30	No Opt. Call	A	3,944,672
4,000	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012, 5.000%, 9/01/42	9/22 at 100.00	A	4,296,200
1,740	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2015, 5.000%, 11/01/45	11/25 at 100.00	A	1,958,509
	Omaha Public Power District, Nebraska, Separate Electric System Revenue Bonds, Nebraska City 2, Refunding Series 2016A:
18,465	5.000%, 2/01/46 (UB) (5)	2/26 at 100.00	A+	21,446,728
10,000	5.000%, 2/01/49 (UB) (5)	2/26 at 100.00	A+	11,572,500
37,280	Total Nebraska			43,218,609

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Nevada – 1.0%
	Carson City, Nevada, Hospital Revenue Bonds, Carson Tahoe Regional Healthcare Project, Series 2017A:
$ 265	5.000%, 9/01/29	9/27 at 100.00	A-	$318,252
750	5.000%, 9/01/30	9/27 at 100.00	A-	895,005
730	5.000%, 9/01/32	9/27 at 100.00	A-	860,174
1,965	5.000%, 9/01/42	9/27 at 100.00	A-	2,245,307
1,150	5.000%, 9/01/47	9/27 at 100.00	A-	1,304,503
13,600	Clark County, Nevada, General Obligation Bonds, Stadium Improvement, Limited Tax Additionally Secured by Pledged Revenues, Series 2018A, 5.000%, 5/01/48	6/28 at 100.00	AA+	16,375,080
5,000	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Refunding Series 2019E, 5.000%, 7/01/30	7/29 at 100.00	Aa3	6,364,600
4,765	Director of Nevada State Department of Business & Industry, Environmental Improvement Revenue Bonds, Fulcrum Sierra Holdings LLC, Green Series 2019, 5.750%, 2/15/38, 144A (AMT)	8/29 at 100.00	N/R	4,340,391
2,515	Henderson Public Improvement Trust, Nevada, Revenue Bonds, Touro College and Unversity System, Series 2014A, 5.500%, 1/01/34	7/24 at 100.00	BBB-	2,690,949
	Henderson, Nevada, Limited Obligation Bonds, Local Improvement District T-18 Inspirada, Refunding Series 2016:
1,125	4.000%, 9/01/25	No Opt. Call	N/R	1,171,766
1,800	4.000%, 9/01/35	9/26 at 100.00	N/R	1,804,428
2,500	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2011C, 5.000%, 6/01/38	6/21 at 100.00	Aa1	2,567,325
20,000	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Water Improvement Series 2016A, 5.000%, 6/01/46 (UB) (5)	6/26 at 100.00	AA+	23,996,400
	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 607 Providence, Refunding Series 2013:
650	4.000%, 6/01/21	No Opt. Call	N/R	657,683
295	5.000%, 6/01/23	No Opt. Call	N/R	314,983
200	4.250%, 6/01/24	6/23 at 103.00	N/R	211,374
1,725	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 812 Summerlin Village 24, Series 2015, 5.000%, 12/01/31	12/25 at 100.00	N/R	1,847,768
	Sparks, Nevada, Sales Tax Revenue Bonds, Tourism Improvement District 1 Legends at Sparks Marina, Refunding Senior Series 2019A:
425	2.500%, 6/15/24, 144A	No Opt. Call	Ba2	422,756
790	2.750%, 6/15/28, 144A	No Opt. Call	Ba2	775,954
	Washoe County, Nevada, General Obligation Bonds, Reno-Sparks Convention & Visitors Authority, Refunding Series 2011:
20	5.000%, 7/01/32 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (7)	20,713
25	5.000%, 7/01/32 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (7)	25,892
365	5.000%, 7/01/32 (Pre-refunded 7/01/21)	7/21 at 100.00	AA (7)	378,158
60,660	Total Nevada			69,589,461

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New Hampshire – 0.4%
$ 8,748	National Finance Authority, New Hampshire, Municipal Certificates Series 2020-1 Class A, 4.125%, 1/20/34	No Opt. Call	BBB	$9,454,976
8,170	National Finance Authority, New Hampshire, Resource Recovery Revenue Bonds, Covanta Project, Refunding Series 2018C, 4.875%, 11/01/42, 144A (AMT)	7/23 at 100.00	B1	8,321,799
4,420	National Finance Authority, New Hampshire, Resource Recovery Revenue Bonds, Covanta Project, Refunding Series 2020B, 3.750%, 7/01/45 (Mandatory Put 7/02/40), 144A (AMT)	7/25 at 100.00	B1	4,389,281
	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Dartmouth-Hitchcock Obligated Group, Series 2018A:
1,000	5.000%, 8/01/34	2/28 at 100.00	A	1,214,770
725	5.000%, 8/01/36	2/28 at 100.00	A	874,488
23,063	Total New Hampshire			24,255,314
	New Jersey – 2.2%
4,510	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds, Cooper Health System Obligated Group Issue, Series 2013A, 5.750%, 2/15/42	2/23 at 100.00	BBB+	4,855,511
1,335	Manalapan-Englishtown Regional Board of Education, New Jersey, General Obligation Bonds, Series 2004, 5.750%, 12/01/21 – FGIC Insured	No Opt. Call	A3	1,419,305
3,215	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Refunding Series 2017A, 4.000%, 7/01/34	7/27 at 100.00	BBB+	3,372,181
9,090	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2016AAA, 5.500%, 6/15/29	12/26 at 100.00	BBB+	10,754,652
	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2019LLL:
5,500	5.000%, 6/15/36	12/29 at 100.00	BBB+	6,340,345
5,000	5.000%, 6/15/49	12/29 at 100.00	BBB+	5,533,250
	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2019MMM:
1,155	5.000%, 6/15/34	12/29 at 100.00	BBB+	1,348,393
2,580	4.000%, 6/15/35	12/29 at 100.00	BBB+	2,763,541
1,665	4.000%, 6/15/36	12/29 at 100.00	BBB+	1,777,221
	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc, Series 1999:
775	5.125%, 9/15/23 (AMT)	8/22 at 101.00	Ba3	794,460
1,650	5.250%, 9/15/29 (AMT)	8/22 at 101.00	Ba3	1,688,016
2,255	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc, Series 2000A & 2000B, 5.625%, 11/15/30 (AMT)	3/24 at 101.00	Ba3	2,340,938
1,640	New Jersey Educational Facilities Authority, Revenue Bonds, Stevens Institute of Technology Issue, Green Series 2020A, 4.000%, 7/01/50	7/30 at 100.00	BBB+	1,737,285
1,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Princeton HealthCare System, Series 2016A, 5.000%, 7/01/31	7/26 at 100.00	AA	1,207,450
1,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph's Healthcare System Obligated Group Issue, Refunding Series 2016, 4.000%, 7/01/48	7/26 at 100.00	BBB-	1,048,900

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$ 1,460	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University Hospital Issue, Refunding Series 2015A, 5.000%, 7/01/46 – AGM Insured	7/25 at 100.00	AA	$1,616,249
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Valley Health System Obligated Group, Series 2019:
3,950	4.000%, 7/01/37	7/29 at 100.00	A+	4,560,710
1,030	4.000%, 7/01/44	7/29 at 100.00	A+	1,165,672
	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes, Series 2018A:
1,475	5.000%, 6/15/30	6/26 at 100.00	A+	1,699,053
1,035	5.000%, 6/15/31	6/26 at 100.00	A+	1,186,224
17,305	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2011B, 5.500%, 6/15/31	6/21 at 100.00	BBB+	17,734,510
19,550	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2014AA, 5.000%, 6/15/38	6/24 at 100.00	BBB+	21,166,589
4,500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2015AA, 5.250%, 6/15/41	6/25 at 100.00	BBB+	4,936,185
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2019BB:
5,500	5.000%, 6/15/44	12/28 at 100.00	BBB+	6,116,880
4,000	5.000%, 6/15/50	12/28 at 100.00	BBB+	4,415,440
3,175	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.250%, 1/01/26 – AGM Insured	No Opt. Call	AA	3,919,665
1,760	North Hudson Sewerage Authority, New Jersey, Gross Revenue Lease Certificates, Senior Lien Series 2012A, 5.000%, 6/01/23 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R (7)	1,901,486
26,165	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018B, 5.000%, 6/01/46	6/28 at 100.00	BB+	29,589,214
133,275	Total New Jersey			146,989,325
	New Mexico – 0.1%
3,915	Los Ranchos de Albuquerque, New Mexico, Educational Facilities Revenue Bonds, Albuquerque Acadamy Project, Refunding Series 2020, 4.000%, 9/01/40	9/30 at 100.00	A-	4,305,286
	New York – 14.5%
11,125	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Refunding Series 2016A, 5.000%, 7/15/42	1/27 at 100.00	Ba1	12,170,416
4,880	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 0.000%, 7/15/33	No Opt. Call	Ba1	3,019,500
	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Charter School for Applied Technologies, Series 2017A:
500	4.500%, 6/01/27	6/24 at 103.00	BBB	545,030
250	5.000%, 6/01/35	6/24 at 103.00	BBB	272,125
1,440	Buffalo and Fort Erie Public Bridge Authority, New York, Toll Bridge System Revenue Bonds, Series 2017, 5.000%, 1/01/47	1/27 at 100.00	A+	1,696,406
2,500	Build New York City Resource Corporation, New York, Revenue Bonds, Manhattan College, Series 2017, 5.000%, 8/01/47	8/27 at 100.00	A-	2,834,000

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 2,355	Build NYC Resource Corporation, New York, Revenue Bonds, Albert Einstein College of Medicine, Inc, Series 2015, 5.500%, 9/01/45, 144A	9/25 at 100.00	N/R	$2,546,862
3,500	Dormitory Authority of the State of New York, Revenue Bonds, Catholic Health System Obligated Group Series 2019A, 4.000%, 7/01/45	7/29 at 100.00	BBB	3,794,385
8,145	Dormitory Authority of the State of New York, Revenue Bonds, Icahn School of Medicine at Mount Sinai, Refunding Series 2015A, 5.000%, 7/01/45	7/25 at 100.00	A-	9,146,428
3,930	Dormitory Authority of the State of New York, Revenue Bonds, Interagency Council Pooled Loan Program, Series 2020A-1, 4.000%, 7/01/35	7/30 at 100.00	Aa2	4,531,486
	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2017:
100	5.000%, 12/01/34, 144A	6/27 at 100.00	BBB-	115,930
300	5.000%, 12/01/36, 144A	6/27 at 100.00	BBB-	345,117
	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing Program, Series 2019A:
10,300	5.000%, 10/01/28	10/27 at 100.00	Aa3	12,971,511
2,790	5.000%, 10/01/33	10/27 at 100.00	Aa3	3,402,628
4,450	Dormitory Authority of the State of New York, Revenue Bonds, State University of New York Dormitory Facilities, Series 2018A, 5.000%, 7/01/43	7/28 at 100.00	Aa3	5,307,025
	Dormitory Authority of the State of New York, Revenue Bonds, Teachers College, Series 2017:
500	5.000%, 7/01/29	7/27 at 100.00	A+	623,845
175	5.000%, 7/01/32	7/27 at 100.00	A+	214,426
7,500	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2015E, 3.250%, 3/15/35	9/23 at 100.00	AA+	7,777,125
13,500	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Series 2019D, 4.000%, 2/15/39	2/30 at 100.00	Aa1	15,648,120
14,000	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2018A, 5.000%, 3/15/38	3/28 at 100.00	AA+	17,199,140
	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2018C:
8,000	5.000%, 3/15/36	3/28 at 100.00	AA+	9,926,640
10,000	5.000%, 3/15/37	3/28 at 100.00	AA+	12,335,500
	Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The Academy Charter School Project, Refunding Series 2020B:
1,160	4.760%, 2/01/27	No Opt. Call	N/R	1,183,432
1,255	5.570%, 2/01/41	2/30 at 100.00	N/R	1,288,885
1,365	Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The Academy Charter School Project, Series 2017A, 6.240%, 2/01/47	2/27 at 100.00	N/R	1,446,654
1,000	Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The Academy Charter School Project, Series 2020A, 5.530%, 2/01/40	2/30 at 100.00	N/R	1,027,050
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A:
245	5.750%, 2/15/47 (Pre-refunded 2/15/21)	2/21 at 100.00	Aa2 (7)	250,103
155	5.750%, 2/15/47	2/21 at 100.00	Aa2	157,947

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 6,500	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2017, 5.000%, 9/01/42	9/27 at 100.00	A	$7,887,750
	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A:
1,000	5.000%, 5/01/36 – AGM Insured (Pre-refunded 5/01/21)	5/21 at 100.00	AA (7)	1,028,670
1,980	5.000%, 5/01/38 (Pre-refunded 5/01/21)	5/21 at 100.00	A (7)	2,036,767
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green Climate Bond Certified Series 2020C-1:
11,000	4.750%, 11/15/45 (UB) (5)	5/30 at 100.00	A+	11,475,640
9,015	5.000%, 11/15/50 (UB) (5)	5/30 at 100.00	A+	9,580,511
4,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green Climate Bond Certified Series 2020D-3, 4.000%, 11/15/49 (UB) (5)	11/30 at 100.00	A+	3,885,800
4,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2014B, 5.250%, 11/15/32	5/24 at 100.00	A+	4,168,200
17,750	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2015A-2, 5.000%, 11/15/45 (Mandatory Put 5/15/30) (UB) (5)	No Opt. Call	A+	19,486,305
15,290	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2015C-1, 5.000%, 11/15/35 (UB) (5)	11/25 at 100.00	A+	15,904,658
	Monroe County Industrial Development Corporation, New York, Revenue Bonds, University of Rochester Project, Series 2017A:
1,400	5.000%, 7/01/34	7/27 at 100.00	AA-	1,708,280
1,000	5.000%, 7/01/36	7/27 at 100.00	AA-	1,212,290
1,000	5.000%, 7/01/37	7/27 at 100.00	AA-	1,208,850
7,100	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Rochester General Hospital Project, Series 2017, 5.000%, 12/01/46	12/26 at 100.00	A-	8,126,873
	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Saint Ann?s Community Project, Series 2019:
1,120	4.000%, 1/01/30	1/26 at 103.00	N/R	1,123,853
1,215	5.000%, 1/01/40	1/26 at 103.00	N/R	1,266,589
	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014:
235	5.000%, 7/01/23	No Opt. Call	A-	261,900
300	5.000%, 7/01/24	No Opt. Call	A-	345,696
210	5.000%, 7/01/26	7/24 at 100.00	A-	240,423
	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007:
3,000	5.750%, 10/01/37 (8)	11/20 at 100.00	N/R	2,310,000
1,000	5.875%, 10/01/46 (8)	11/20 at 100.00	N/R	770,000
	New York City Industrial Development Agency, New York, PILOT Payment in Lieu of Taxes Revenue Bonds, Yankee Stadium Project, Series 2020A:
1,615	3.000%, 3/01/39 – AGM Insured (UB) (WI/DD, Settling 10/06/20)	9/30 at 100.00	AA	1,658,234
1,155	3.000%, 3/01/40 – AGM Insured (UB) (WI/DD, Settling 10/06/20)	9/30 at 100.00	AA	1,189,003
2,635	3.000%, 3/01/49 – AGM Insured (UB) (WI/DD, Settling 10/06/20)	9/30 at 100.00	AA	2,655,975

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 1,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2017 Series DD, 5.000%, 6/15/47	12/26 at 100.00	AA+	$1,216,370
5,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2017 Series EE, 5.000%, 6/15/37	6/27 at 100.00	AA+	6,141,500
21,515	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2019 Series DD-2, 5.250%, 6/15/49	6/28 at 100.00	AA+	26,860,617
	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2019 Series FF-2:
9,760	4.000%, 6/15/37	6/29 at 100.00	AA+	11,467,512
10,720	4.000%, 6/15/41	6/29 at 100.00	AA+	12,428,554
5,200	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2020 Series CC-1, 4.000%, 6/15/40	12/29 at 100.00	AA+	6,093,464
16,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2020 Series EE, 4.000%, 6/15/42	6/30 at 100.00	AA+	18,755,680
	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2020 Series GG-1:
10,500	5.000%, 6/15/48	6/30 at 100.00	AA+	13,260,765
9,375	4.000%, 6/15/50	6/30 at 100.00	AA+	10,835,625
10,000	5.000%, 6/15/50	6/30 at 100.00	AA+	12,566,200
3,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal 2018 Series Subseries S-4A, 5.000%, 7/15/33	7/28 at 100.00	AA	3,766,800
5,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal 2018, Series 2017S-1, 5.000%, 7/15/35	7/27 at 100.00	AA	6,105,100
22,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal 2019 Subseries S-3A, 5.000%, 7/15/35	7/28 at 100.00	AA	27,427,180
13,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal 2020 Subseries S-1B, 3.000%, 7/15/49	7/29 at 100.00	AA	13,462,800
15,085	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2016S-1, 5.000%, 7/15/43	1/26 at 100.00	AA	17,803,619
	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2019 Series A-1:
12,000	5.000%, 8/01/40	8/28 at 100.00	AAA	14,698,560
7,220	5.000%, 8/01/42	8/28 at 100.00	AAA	8,794,682
7,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2020 Subseries A-3, 3.000%, 5/01/45	5/29 at 100.00	AAA	7,285,390
	New York City Trust for Cultural Resources, New York, Revenue Bonds, Lincoln Center for the Performing Arts, Series 2020A:
2,750	5.000%, 12/01/32	12/30 at 100.00	A	3,547,912
1,600	4.000%, 12/01/33	12/30 at 100.00	A	1,862,768
1,250	4.000%, 12/01/35	12/30 at 100.00	A	1,439,488
14,965	New York City, New York, General Obligation Bonds, Fiscal 2018 Series E-1, 5.000%, 3/01/44	3/28 at 100.00	Aa1	17,732,477

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)
	New York City, New York, General Obligation Bonds, Fiscal 2018 Series F-1:
$ 7,000	5.000%, 4/01/39	4/28 at 100.00	Aa1	$8,404,970
9,775	5.000%, 4/01/43	4/28 at 100.00	Aa1	11,621,595
5,000	5.000%, 4/01/45	4/28 at 100.00	Aa1	5,921,950
	New York City, New York, General Obligation Bonds, Fiscal 2019 Series D-1:
3,800	5.000%, 12/01/40	12/28 at 100.00	Aa1	4,603,662
13,695	5.000%, 12/01/44	12/28 at 100.00	Aa1	16,433,178
	New York City, New York, General Obligation Bonds, Fiscal 2020 Series A-1:
20,890	3.000%, 8/01/36	8/29 at 100.00	Aa1	22,231,974
20,000	4.000%, 8/01/44	8/29 at 100.00	Aa1	22,601,000
25,730	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A	11/24 at 100.00	N/R	26,405,927
1,000	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 2 Series 2014, 5.150%, 11/15/34, 144A	11/24 at 100.00	N/R	1,044,780
6,235	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Bank of America Tower at One Bryant Park Project, Second Priority Refunding Series 2019 Class 1, 2.450%, 9/15/69	3/29 at 100.00	Aa2	6,160,554
1,000	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Bank of America Tower at One Bryant Park Project, Second Priority Refunding Series 2019 Class 2, 2.625%, 9/15/69	3/29 at 100.00	A2	1,007,540
2,465	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Bank of America Tower at One Bryant Park Project, Second Priority Refunding Series 2019 Class 3, 2.800%, 9/15/69	3/29 at 100.00	Baa2	2,384,961
1,000	New York State Environmental Facilities Corporation, Solid Waste Disposal Revenue Bonds, Casella Waste Systems, Inc Project, Series 2020R-1, 2.750%, 9/01/50 (Mandatory Put 9/02/25)	6/25 at 100.00	B	1,008,740
	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects-Second Resolution Bonds,:
9,015	3.000%, 6/15/38	6/29 at 100.00	AAA	9,882,153
24,465	5.000%, 6/15/42	6/27 at 100.00	AAA	30,072,378
15,000	5.000%, 6/15/46	6/27 at 100.00	AAA	18,316,950
7,820	5.000%, 6/15/48	6/28 at 100.00	AAA	9,704,698
20,000	New York State Power Authority, General Revenue Bonds, Series 2020A, 4.000%, 11/15/50	5/30 at 100.00	Aa1	23,272,200
	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations, Series 2019B:
1,935	4.000%, 1/01/41	1/30 at 100.00	A2	2,213,795
21,500	4.000%, 1/01/45	1/30 at 100.00	A2	24,334,130
26,835	4.000%, 1/01/50	1/30 at 100.00	A2	30,157,710
	New York Transportation Development Corporation, New York, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A:
8,120	4.000%, 7/01/37 – AGM Insured (AMT)	7/24 at 100.00	AA	8,594,939
14,340	5.000%, 7/01/46 (AMT)	7/24 at 100.00	BBB	15,291,746

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc John F Kennedy International Airport Project, Refunding Series 2016:
$ 5,005	5.000%, 8/01/26 (AMT)	8/21 at 100.00	BB-	$5,017,963
12,710	5.000%, 8/01/31 (AMT)	8/21 at 100.00	BB-	12,702,755
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc John F Kennedy International Airport Project, Series 2020:
4,060	5.250%, 8/01/31 (AMT)	8/30 at 100.00	BB-	4,196,538
6,425	5.375%, 8/01/36 (AMT)	8/30 at 100.00	BB-	6,675,125
	New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta Air Lines, Inc - LaGuardia Airport Terminals C&D Redevelopment Project, Series 2018:
5,090	5.000%, 1/01/22 (AMT)	No Opt. Call	Baa3	5,230,179
4,500	5.000%, 1/01/23 (AMT)	No Opt. Call	Baa3	4,694,850
200	5.000%, 1/01/24 (AMT)	No Opt. Call	Baa3	212,120
20,500	5.000%, 1/01/32 (AMT)	1/28 at 100.00	Baa3	22,100,640
	New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta Air Lines, Inc - LaGuardia Airport Terminals C&D Redevelopment Project, Series 2020:
6,710	4.000%, 10/01/30 (AMT)	No Opt. Call	Baa3	6,871,308
10,440	5.000%, 10/01/35 (AMT)	10/30 at 100.00	Baa3	11,290,338
5,475	5.000%, 10/01/40 (AMT)	10/30 at 100.00	Baa3	5,843,413
5,730	4.375%, 10/01/45 (AMT)	10/30 at 100.00	Baa3	5,764,609
12,355	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Sixteen Series 2019, 4.000%, 9/01/49	9/29 at 100.00	Aa3	13,819,315
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Twenty-one Series 2020:
1,500	4.000%, 7/15/40 (AMT)	7/30 at 100.00	Aa3	1,683,945
2,000	4.000%, 7/15/45 (AMT)	7/30 at 100.00	Aa3	2,215,920
5,000	4.000%, 7/15/50 (AMT) (UB) (5)	7/30 at 100.00	Aa3	5,502,250
15,000	4.000%, 7/15/55 (AMT)	7/30 at 100.00	Aa3	16,452,600
875	4.000%, 7/15/55 (AMT) (UB)	7/30 at 100.00	Aa3	959,735
5,485	4.000%, 7/15/60 (AMT) (UB)	7/30 at 100.00	Aa3	6,034,871
795	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eigth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	Baa1	801,932
1,170	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Peconic Landing At Southold, Inc Project, Refunding Series 2010, 5.875%, 12/01/30	12/20 at 100.00	BBB-	1,180,670
	Suffolk County, New York, General Obligation Bonds, Refunding Series 2017A:
3,900	5.000%, 2/01/25 – AGM Insured	No Opt. Call	AA	4,610,580
5,000	5.000%, 2/01/26 – AGM Insured	No Opt. Call	AA	6,087,350
3,675	5.000%, 2/01/27 – AGM Insured	No Opt. Call	AA	4,583,644

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 1,360	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Subordinate Lien Series 2017A2, 5.000%, 11/15/42	5/27 at 100.00	AA-	$1,621,202
	Triborough Bridge and Tunnel Authority, New York, General Revenue Bonds, MTA Bridges & Tunnels, Series 2020A:
4,055	5.000%, 11/15/49	11/30 at 100.00	AA-	5,113,152
2,850	4.000%, 11/15/54	11/30 at 100.00	AA-	3,273,624
9,905	TSASC Inc, New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/48	6/27 at 100.00	N/R	10,227,111
8,000	TSASC Inc, New York, Tobacco Settlement Asset-Backed Bonds, Fiscal 2017 Series A, 5.000%, 6/01/41	6/27 at 100.00	BBB+	9,005,920
5,200	Westchester County Local Development Corporation, New York, Revenue Bonds, Westchester Medical Center Obligated Group Project, Refunding Series 2016, 5.000%, 11/01/46	11/25 at 100.00	Baa2	5,472,012
854,470	Total New York			965,780,247
	North Carolina – 0.3%
1,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Refunding Series 1993B, 6.000%, 1/01/22 – FGIC Insured (ETM)	No Opt. Call	Baa2 (7)	1,071,030
	North Carolina Medical Care Commission, Retirement Facilities First Mortgage Revenue Bonds, Southminster Project, Refunding Series 2016:
335	5.000%, 10/01/31	10/24 at 102.00	N/R	352,889
890	5.000%, 10/01/37	10/24 at 102.00	N/R	919,299
	North Carolina Turnpike Authority, Monroe Expressway Toll Revenue Bonds, Series 2017A:
1,930	5.000%, 7/01/47	7/26 at 100.00	BBB	2,162,218
1,005	5.000%, 7/01/51	7/26 at 100.00	BBB	1,122,836
4,310	5.000%, 7/01/54	7/26 at 100.00	BBB	4,808,064
	Raleigh Durham Airport Authority, North Carolina, Airport Revenue Bonds, Refunding Series 2020A:
3,075	5.000%, 5/01/30 (AMT)	No Opt. Call	Aa3	4,005,372
2,750	5.000%, 5/01/34 (AMT)	5/30 at 100.00	Aa3	3,497,945
1,000	5.000%, 5/01/35 (AMT)	5/30 at 100.00	Aa3	1,267,040
2,710	5.000%, 5/01/36 (AMT)	5/30 at 100.00	Aa3	3,417,960
19,005	Total North Carolina			22,624,653
	North Dakota – 0.2%
2,585	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Refunding Series 2012A, 5.000%, 7/01/38 (Pre-refunded 7/01/22)	7/22 at 100.00	N/R (7)	2,784,252
2,060	Burleigh County, North Dakota, Multi-County Sales Tax Revenue Bonds, Series 2015A, 3.750%, 11/01/34 – AGM Insured	11/22 at 100.00	AA	2,139,351
	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2012:
2,100	4.000%, 12/01/27	12/21 at 100.00	Baa2	2,138,892
3,535	5.000%, 12/01/32	12/21 at 100.00	Baa2	3,625,178
10,280	Total North Dakota			10,687,673

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Ohio – 1.8%
	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facilities Revenue Bonds, Summa Health Obligated Group, Refunding Series 2020:
$ 380	4.000%, 11/15/35 (UB) (WI/DD, Settling 10/14/20)	11/30 at 100.00	A-	$431,087
780	4.000%, 11/15/36 (UB) (WI/DD, Settling 10/14/20)	11/30 at 100.00	A-	882,180
2,750	3.000%, 11/15/40 (UB) (WI/DD, Settling 10/14/20)	11/30 at 100.00	A-	2,752,778
15,000	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Capital Appreciation Series 2020B-3 Class 2, 0.000%, 6/01/57	6/30 at 22.36	N/R	2,114,550
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1:
6,500	3.000%, 6/01/48	6/30 at 100.00	BBB+	6,320,665
2,000	4.000%, 6/01/48	6/30 at 100.00	BBB+	2,187,720
43,620	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55	6/30 at 100.00	N/R	46,437,416
750	Butler County Port Authority, Ohio, Public Infrastructure Revenue Bonds, Liberty Center Project, Liberty Community Authority, Series 2014C, 6.000%, 12/01/43	12/22 at 100.00	N/R	745,283
	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010:
3,000	5.250%, 11/01/29 (Pre-refunded 11/01/20)	11/20 at 100.00	A (7)	3,012,360
2,000	5.750%, 11/01/40 (Pre-refunded 11/01/20)	11/20 at 100.00	A (7)	2,009,040
3,770	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2016, 5.000%, 11/15/45	11/26 at 100.00	A	4,337,875
525	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc, Refunding Series 2008C, 5.625%, 8/15/29	11/20 at 100.00	A-	526,790
5,820	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41 (Pre-refunded 11/15/21)	11/21 at 100.00	BBB (7)	6,195,914
635	Middleburg Heights, Ohio, Hospital Facilities Improvement Revenue Bonds, Southwest General Health Center Project, Refunding Series 2020A, 4.000%, 8/01/47	8/30 at 100.00	A2	717,887
1,500	Middleburg Heights, Ohio, Hospital Facilities Revenue Bonds, Southwest General Health Center Project, Refunding Series 2011, 5.250%, 8/01/41	8/21 at 100.00	A2	1,563,735
3,700	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20 (8)	No Opt. Call	N/R	4,625
10,000	Ohio Air Quality Development Authority, Ohio, Exempt Facilities Revenue Bonds, AMG Vanadium Project, Series 2019, 5.000%, 7/01/49, 144A (AMT)	7/29 at 100.00	B	10,226,800
2,500	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (8)	No Opt. Call	N/R	3,125
1,000	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power Company Project, Refunding Series 2007B, 2.500%, 11/01/42 (Mandatory Put 10/01/29) (AMT)	No Opt. Call	BBB+	1,063,270
1,075	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Pratt Paper Ohio, LLC Project, Series 2017, 4.250%, 1/15/38, 144A (AMT)	1/28 at 100.00	N/R	1,157,936
3,495	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc, Refunding Series 2016A, 5.000%, 1/15/46	1/26 at 100.00	A	3,986,886
7,235	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc, Series 2020A, 5.000%, 1/15/50	1/30 at 100.00	A	8,770,412

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$ 1,500	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generating Corporation Project, Refunding Series 2005B, 4.000%, 1/01/34 (8)	No Opt. Call	N/R	$1,875
700	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generating Corporation Project, Refunding Series 2008B, 3.625%, 10/01/33 (8)	No Opt. Call	N/R	875
7,625	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generating Corporation Project, Refunding Series 2008C, 3.950%, 11/01/32 (8)	No Opt. Call	N/R	9,531
	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health System Obligated Group Project, Refunding and Improvement Series 2012:
3,000	5.750%, 12/01/32	12/22 at 100.00	BB-	3,148,020
2,000	6.000%, 12/01/42	12/22 at 100.00	BB-	2,071,940
780	Southeastern Ohio Port Authority, Hosptial Facilities Revenue Bonds, Memorial Health System Obligated Group Project, Refunding and Improvement Series 2012, 5.000%, 12/01/22	No Opt. Call	BB-	812,393
700	Toledo Lucas County Port Authority, Ohio, Revenue Bonds, StoryPoint Waterville Project, Series 2016A-1, 6.125%, 1/15/34, 144A (8)	1/24 at 104.00	N/R	691,880
2,880	Trumbull County, Ohio, Multifamily Housing Revenue Bonds, Royal Mall Apartments, Series 2007, 5.000%, 5/20/49 (AMT)	11/20 at 100.00	Aa1	2,885,674
	Wood County, Ohio, Hospital Facilities Refunding and Improvement Revenue Bonds, Wood County Hospital Project, Series 2012:
2,000	5.000%, 12/01/27	12/22 at 100.00	Ba3	2,079,500
2,710	5.000%, 12/01/32	12/22 at 100.00	Ba3	2,780,541
141,930	Total Ohio			119,930,563
	Oklahoma – 0.4%
1,470	Oklahoma City Airport Trust, Oklahoma, Revenue Bonds, Thirty-Third Series 2018, 5.000%, 7/01/47 (AMT)	7/28 at 100.00	A+	1,724,692
	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Series 2018B:
2,475	5.500%, 8/15/52	8/28 at 100.00	Baa3	2,888,944
11,720	5.500%, 8/15/57	8/28 at 100.00	Baa3	13,652,393
2,500	Oklahoma Development Finance Authority, Revenue Bonds, Provident Oklahoma Education Resources Inc- Cross Village Student Housing Project, Series 2017, 5.000%, 8/01/52 (8)	8/27 at 100.00	D	975,000
9,090	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc, Refunding Series 2015, 5.000%, 6/01/35 (Mandatory Put 6/01/25) (AMT)	6/25 at 100.00	B-	9,175,537
27,255	Total Oklahoma			28,416,566
	Oregon – 0.2%
8,500	Deschutes County Hospital Facility Authority, Oregon, Hospital Revenue Bonds, Saint Charles Health System, Inc, Series 2016A, 5.000%, 1/01/48	1/26 at 100.00	A+	9,628,460
	Multnomah County Hospital Facilities Authority, Oregon, Revenue Bonds, Mirabella South Waterfront, Refunding Series 2014A:
1,855	5.400%, 10/01/44	10/24 at 100.00	N/R	1,933,355
1,600	5.500%, 10/01/49	10/24 at 100.00	N/R	1,668,624
1,000	Oregon Facilities Authority, Revenue Bonds, Samaritan Health Services Project, Refunding Series 2020A, 5.000%, 10/01/40	10/30 at 100.00	BBB+	1,221,700

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Oregon (continued)
$ 360	Oregon Housing and Community Services Department, Multifamily Housing Revenue Bonds, Refunding Series 2010A, 5.150%, 7/01/42 (AMT)	10/20 at 100.00	Aaa	$ 360,562
13,315	Total Oregon			14,812,701
	Pennsylvania – 3.5%
315	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Series 2012, 5.750%, 8/01/42 (AMT)	8/22 at 100.00	B-	288,644
1,125	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Carlow University, Series 2011, 6.750%, 11/01/31 (Pre-refunded 11/01/21)	11/21 at 100.00	N/R (7)	1,203,221
	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University of Pittsburgh Medical Center, Series 2019A:
4,540	4.000%, 7/15/38	7/29 at 100.00	A	5,172,331
2,555	4.000%, 7/15/39	7/29 at 100.00	A	2,899,746
1,070	Allegheny County Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corp, Refunding Series 2019, 4.875%, 11/01/24	No Opt. Call	B-	1,019,336
	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Project, Series 2018:
380	5.000%, 5/01/23, 144A	No Opt. Call	Ba3	400,763
300	5.000%, 5/01/42, 144A	5/28 at 100.00	Ba3	315,234
	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Project, Subordinate Lien, Series 2018:
6,215	5.000%, 5/01/28, 144A	No Opt. Call	N/R	6,682,554
1,580	5.375%, 5/01/42, 144A	5/28 at 100.00	N/R	1,657,341
2,000	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Refunding Project, Series 2017, 5.000%, 5/01/42, 144A	5/27 at 100.00	Ba3	2,089,920
	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A:
5,800	4.375%, 1/01/35 (Mandatory Put 7/01/22)	No Opt. Call	N/R	5,843,500
455	3.500%, 4/01/41 (8)	No Opt. Call	N/R	569
3,750	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35 (8)	No Opt. Call	N/R	4,688
2,000	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35 (8)	No Opt. Call	N/R	2,500
360	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Tower Health Project, Series 2020B-1, 5.000%, 2/01/40 (Mandatory Put 2/01/25)	8/24 at 101.73	BBB+	390,600
1,000	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Tower Health Project, Series 2020B-2, 5.000%, 2/01/40 (Mandatory Put 2/01/27)	8/26 at 101.63	BBB+	1,111,660
3,500	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Tower Health Project, Series 2020B-3, 5.000%, 2/01/40 (Mandatory Put 2/01/30)	8/29 at 101.50	BBB+	3,951,395
1,545	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries Project, Series 2015, 5.000%, 1/01/38	1/25 at 100.00	BBB+	1,630,021

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System Revenue Bonds, Refunding Series 2019B:
$ 1,100	5.000%, 7/01/31	7/29 at 100.00	A1	$1,451,670
1,015	5.000%, 7/01/32	7/29 at 100.00	A1	1,330,523
1,000	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System Revenue Bonds, Series 2019A, 5.000%, 7/01/44	7/29 at 100.00	A1	1,259,130
5,500	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2018A, 5.000%, 1/01/39	1/29 at 100.00	A+	6,649,390
3,790	Erie Water Authority, Erie County, Pennsylvania, Water Revenue Bonds, Refunding Series 2016, 5.000%, 12/01/43	12/26 at 100.00	A2	4,556,452
	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Thomas Jefferson University, Series 2018A:
4,000	4.000%, 9/01/36 (UB) (5)	9/28 at 100.00	A	4,392,040
2,185	5.000%, 9/01/43	9/28 at 100.00	A	2,549,633
5,445	5.000%, 9/01/48	9/28 at 100.00	A	6,308,032
	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Thomas Jefferson University, Series 2019:
1,000	4.000%, 9/01/37 (UB) (5)	9/29 at 100.00	A	1,105,150
2,240	4.000%, 9/01/44	9/29 at 100.00	A	2,426,346
	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Albert Einstein Healthcare Network Issue, Series 2015A:
1,860	5.250%, 1/15/45	1/25 at 100.00	Ba1	1,951,196
1,310	5.250%, 1/15/46	1/25 at 100.00	Ba1	1,372,932
2,410	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, KDC Agribusiness Fairless Hills LLC Project, Series 2020A-1, 10.000%, 12/01/40, 144A	6/30 at 100.00	N/R	2,532,669
2,410	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, KDC Agribusiness Fairless Hills LLC Project, Series 2020A-2, 10.000%, 12/01/40, 144A (AMT)	6/30 at 100.00	N/R	2,532,669
1,650	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, National Gypsum Company, Refunding Series 2014, 5.500%, 11/01/44 (AMT)	11/24 at 100.00	N/R	1,695,969
2,500	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009A, 6.400%, 12/01/38	9/25 at 100.00	B	2,082,475
4,500	Pennsylvania Economic Development Financing Authority, Governmental Lease Revenue Bonds, Forum Place Project, Series 2012, 5.000%, 3/01/34 (Pre-refunded 3/01/22)	3/22 at 100.00	A (7)	4,804,830
	Pennsylvania Economic Development Financing Authority, Private Activity Revenue Bonds, Pennsylvania Rapid Bridge Replacement Project, Series 2015:
10,395	5.000%, 12/31/38 (AMT)	6/26 at 100.00	BBB	11,739,593
3,750	5.000%, 6/30/42 (AMT)	6/26 at 100.00	BBB	4,191,937

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of Pennsylvania Health System, Series 2019:
$ 1,000	4.000%, 8/15/34	8/29 at 100.00	AA	$1,181,000
1,000	4.000%, 8/15/35	8/29 at 100.00	AA	1,175,990
1,500	4.000%, 8/15/36	8/29 at 100.00	AA	1,756,260
2,000	4.000%, 8/15/37	8/29 at 100.00	AA	2,333,360
4,225	4.000%, 8/15/38	8/29 at 100.00	AA	4,913,126
2,495	4.000%, 8/15/39	8/29 at 100.00	AA	2,892,404
3,345	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2014C, 5.000%, 12/01/39	12/24 at 100.00	A+	3,769,614
7,405	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015A-1, 5.000%, 12/01/45	6/25 at 100.00	A+	8,380,831
15,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C, 6.250%, 6/01/33 – AGM Insured	6/26 at 100.00	AA	19,145,550
	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2017B-1:
3,180	5.000%, 6/01/42	6/27 at 100.00	A3	3,713,286
4,540	5.250%, 6/01/47	6/27 at 100.00	A3	5,371,456
29,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2019A, 5.000%, 12/01/44	12/29 at 100.00	A3	35,303,440
	Philadelphia Authority for Industrial Development, Pennsylvania, City Service Agreement Revenue Bonds, Series 2018:
2,500	5.000%, 5/01/36	5/28 at 100.00	A	3,042,500
2,250	5.000%, 5/01/37	5/28 at 100.00	A	2,729,340
480	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Global Leadership Academy Project, Series 2010, 5.750%, 11/15/30	11/20 at 100.00	BB-	481,176
2,230	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Mariana Bracetti Academy Project, Series 2020A, 5.375%, 6/15/50, 144A	12/27 at 100.00	N/R	2,273,797
	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series of 2017:
8,865	5.000%, 7/01/31	7/27 at 100.00	BBB-	10,240,050
1,930	5.000%, 7/01/32	7/27 at 100.00	BBB-	2,217,609
5,400	5.000%, 7/01/34	7/27 at 100.00	BBB-	6,161,292
4,000	Philadelphia, Pennsylvania, Airport Revenue Bonds, Refunding Series 2017B, 5.000%, 7/01/34 (AMT)	7/27 at 100.00	A2	4,715,120
8,875	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Refunding Series 2012, 5.000%, 11/01/28 (Pre-refunded 11/01/22)	11/22 at 100.00	A+ (7)	9,755,134
2,400	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Hotel Room Excise Tax Revenue Bonds, Refunding Series 2010, 5.000%, 2/01/30 – AGM Insured	11/20 at 100.00	AA	2,405,184
3,000	Southeastern Pennsylvania Transportation Authority, Capital Grant Receipts Bonds, Federal Transit Administration Section 5309 Fixed Guideway Modernization Formula Funds, Series 2011, 5.000%, 6/01/28 (Pre-refunded 6/01/21)	6/21 at 100.00	AA- (7)	3,096,510
213,170	Total Pennsylvania			236,650,688

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Puerto Rico – 2.1%
$ 4,850	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.125%, 7/01/24	No Opt. Call	CC	$5,122,813
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
6,885	5.000%, 7/01/21	No Opt. Call	CC	7,006,520
6,635	5.000%, 7/01/22	No Opt. Call	CC	6,853,424
6,580	5.250%, 7/01/24	7/22 at 100.00	CC	6,785,625
13,225	5.000%, 7/01/33	7/22 at 100.00	CC	13,456,437
8,000	5.125%, 7/01/37	7/22 at 100.00	CC	8,140,000
17,780	5.750%, 7/01/37	7/22 at 100.00	CC	18,291,175
5,270	5.250%, 7/01/42	7/22 at 100.00	CC	5,362,225
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
39,000	0.000%, 7/01/51	7/28 at 30.01	N/R	8,019,180
9,861	4.750%, 7/01/53	7/28 at 100.00	N/R	10,280,191
31,279	5.000%, 7/01/58	7/28 at 100.00	N/R	33,142,916
5,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured Cofina Project Series 2019A-2A, 4.550%, 7/01/40	7/28 at 100.00	N/R	5,181,350
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A-2:
3,000	4.329%, 7/01/40	7/28 at 100.00	N/R	3,065,010
2,000	4.329%, 7/01/40	7/28 at 100.00	N/R	2,043,340
1,579	4.536%, 7/01/53	7/28 at 100.00	N/R	1,623,891
5,357	4.784%, 7/01/58	7/28 at 100.00	N/R	5,599,940
166,301	Total Puerto Rico			139,974,037
	South Carolina – 1.0%
3,330	Columbia, South Carolina, Stormwater System Revenue Bonds, City Stormwater Improvements, Green Series 2018, 5.000%, 2/01/48	2/28 at 100.00	AA+	4,086,876
10,000	Patriots Energy Group Financing Agency, South Carolina, Gas Supply Revenue Bonds, Series 2018A, 4.000%, 10/01/48 (Mandatory Put 2/01/24)	11/23 at 100.30	Aa2	11,059,700
2,500	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, McLeod Health Projects, Refunding & Improvement Series 2018, 5.000%, 11/01/48	5/28 at 100.00	AA	2,965,250
3,000	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Prisma Health Obligated Group, Series 2018A, 5.000%, 5/01/48	5/28 at 100.00	A	3,471,660
5,000	South Carolina Public Service Authority Santee Cooper Revenue Obligations, Refunding Series 2016B, 5.000%, 12/01/56	12/26 at 100.00	A	5,824,600
7,140	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper, Refunding Series 2012D, 5.000%, 12/01/43	6/22 at 100.00	A	7,505,925
2,385	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2014B, 5.000%, 12/01/31	6/24 at 100.00	A	2,700,321
2,165	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2016A, 5.000%, 12/01/31	6/26 at 100.00	A	2,592,717

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	South Carolina (continued)
$ 2,000	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2013A, 5.500%, 12/01/33	12/23 at 100.00	A	$2,264,260
4,520	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2013E, 5.000%, 12/01/48	12/23 at 100.00	A	4,939,230
	South Carolina State Ports Authority, Revenue Bonds, Series 2018:
4,860	5.000%, 7/01/31 (AMT)	7/28 at 100.00	A+	6,040,202
3,760	5.000%, 7/01/32 (AMT)	7/28 at 100.00	A+	4,645,029
4,000	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Refunding Series 2016A, 3.000%, 10/01/36	10/25 at 100.00	Aa3	4,203,920
2,500	Spartanburg Regional Health Services District, Inc, South Carolina, Hosptial Revenue Bonds, Series 2020A, 4.000%, 4/15/45 – AGM Insured	4/30 at 100.00	AA	2,832,600
57,160	Total South Carolina			65,132,290
	South Dakota – 0.1%
2,500	Rapid City, South Dakota, Airport Customer Facility Charge Revenue Bonds, Recovery Zone Facility Bond Series 2010B, 7.000%, 12/01/30	12/20 at 102.00	N/R	2,565,850
910	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2015, 5.000%, 11/01/45	11/25 at 100.00	A+	1,048,757
3,410	Total South Dakota			3,614,607
	Tennessee – 0.9%
	Greeneville Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds, Ballad Health, Series 2018A:
5,000	5.000%, 7/01/31	7/23 at 100.00	A	5,407,550
4,860	5.000%, 7/01/32	7/23 at 100.00	A	5,251,910
1,660	5.000%, 7/01/33	7/23 at 100.00	A	1,790,327
6,500	5.000%, 7/01/34	7/23 at 100.00	A	7,002,255
3,030	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, East Tennessee Children's Hospital, Series 2019, 5.000%, 11/15/37	2/29 at 100.00	A	3,707,447
10,425	Memphis-Shelby County Airport Authority, Tennessee, Airport Revenue Bonds, Series 2018, 5.000%, 7/01/47 (AMT)	7/28 at 100.00	A	12,255,317
1,440	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Belmont University Project, Series 2012, 5.000%, 11/01/26	11/21 at 100.00	A	1,491,610
1,900	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Knowledge Academy Charter School, Series 2017A, 5.500%, 6/15/37, 144A (8)	6/27 at 100.00	N/R	1,140,000
5,240	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University Medical Center, Series 2016A, 5.000%, 7/01/46 (UB) (5)	7/26 at 100.00	Aa1	6,013,057
1,000	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A, 5.250%, 9/01/21	No Opt. Call	A	1,042,880
10,870	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C, 4.000%, 5/01/48 (Mandatory Put 5/01/23)	2/23 at 100.43	A	11,709,164
51,925	Total Tennessee			56,811,517

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas – 5.9%
	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education, Series 2016A:
$ 125	5.000%, 12/01/46	12/26 at 100.00	BBB-	$136,348
740	5.000%, 12/01/51	12/26 at 100.00	BBB-	805,224
10,000	Arlington, Texas, Special Tax Revenue Bonds, Subordinate Lien Series 2018C, 5.000%, 2/15/48 – BAM Insured	2/23 at 100.00	AA	10,828,500
	Austin, Texas, Airport System Revenue Bonds, Series 2019B:
6,000	5.000%, 11/15/44 (AMT)	11/29 at 100.00	A1	7,195,500
10,960	5.000%, 11/15/48 (AMT)	11/29 at 100.00	A1	13,072,869
3,400	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.250%, 1/01/46 (Pre-refunded 1/01/21)	1/21 at 100.00	A- (7)	3,451,136
5,410	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2018, 5.000%, 1/01/48	1/28 at 100.00	A-	6,439,793
2,745	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Idea Public Schools, Series 2012, 5.000%, 8/15/32	8/22 at 100.00	A-	2,898,912
1,250	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Idea Public Schools, Series 2013, 6.000%, 8/15/33	8/23 at 100.00	A-	1,397,863
2,500	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education Charter School, Series 2014A, 4.250%, 12/01/34	12/24 at 100.00	BBB-	2,611,550
9,700	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education Charter School, Series 2015A, 5.000%, 12/01/50	6/25 at 100.00	BBB-	10,367,166
	Collin County Community College District, Texas, General Obligation Bonds, Series 2020A:
3,870	4.000%, 8/15/36	8/29 at 100.00	AAA	4,678,520
4,105	4.000%, 8/15/37	8/29 at 100.00	AAA	4,944,924
3,300	4.000%, 8/15/38	8/29 at 100.00	AAA	3,965,181
12,265	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Refunding Series 2016A, 5.000%, 12/01/46 (UB) (5)	12/25 at 100.00	AA+	14,646,250
	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2011C:
3,500	5.000%, 11/01/24	11/20 at 100.00	A1	3,513,860
1,500	5.000%, 11/01/25	11/20 at 100.00	A1	1,505,940
20	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2012B, 5.000%, 11/01/35	11/20 at 100.00	A1	20,079
5,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2012E, 5.000%, 11/01/42 (Pre-refunded 11/01/21) (AMT)	11/21 at 100.00	A1 (7)	5,253,300
1,720	Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy Inc Project, Series 2012A RMKT, 4.750%, 5/01/38	11/22 at 100.00	Baa2	1,783,210
	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Refunding First Tier Series 2020C:
8,000	4.000%, 10/01/45	4/30 at 100.00	A+	9,287,680
12,420	4.000%, 10/01/49	4/30 at 100.00	A+	14,327,215
1,075	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1995, 4.875%, 5/01/25 (AMT)	10/22 at 100.00	BB	1,086,094

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 5,200	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Health System, Series 2019B-3, 5.000%, 7/01/49 (Mandatory Put 12/01/26)	9/26 at 100.78	A+	$6,498,076
8,585	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Refunding Bonds, Young Men's Christian Association of the Greater Houston Area, Series 2013A, 5.000%, 6/01/33	6/23 at 100.00	Baa2	8,865,214
1,325	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3, 0.000%, 11/15/33 – NPFG Insured	11/24 at 59.10	Baa2	690,312
1,270	Houston, Texas, Airport System Revenue Bonds, Refunding Subordinate Lien Series 2011A, 5.000%, 7/01/25 (Pre-refunded 7/01/21) (AMT)	7/21 at 100.00	A (7)	1,314,323
1,735	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines Inc Terminal Improvement Project, Refunding Series 2015B-1, 5.000%, 7/15/30 (AMT)	7/25 at 100.00	B	1,770,290
7,115	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc Airport Improvements Project, Refunding Series 2020C, 5.000%, 7/15/27 (AMT)	No Opt. Call	BB-	7,401,094
9,900	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc Technical Operations Center Project, Series 2018, 5.000%, 7/15/28 (AMT)	No Opt. Call	B	10,242,441
250	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc Terminal E Project, Refunding Series 2014, 5.000%, 7/01/29 (AMT)	7/24 at 100.00	Ba3	254,328
430	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc Terminal E Project, Refunding Series 2020A, 5.000%, 7/01/27 (AMT)	No Opt. Call	BB-	447,303
1,000	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc Terminal Improvements Project, Refunding Series 2020B-2, 5.000%, 7/15/27 (AMT)	No Opt. Call	BB-	1,040,210
8,755	Houston, Texas, Combined Utility System Revenue Bonds, Refunding First Lien Series 2017B, 5.000%, 11/15/37	11/27 at 100.00	Aa2	10,940,160
1,955	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2011A, 5.250%, 9/01/28	9/21 at 100.00	A	1,989,994
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2014:
2,560	5.000%, 9/01/32	9/24 at 100.00	A	2,671,155
335	5.000%, 9/01/34	9/24 at 100.00	A	348,176
	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2015:
1,360	5.000%, 8/15/30	8/25 at 100.00	A	1,562,776
1,280	5.000%, 8/15/35	8/25 at 100.00	A	1,445,862
1,000	Love Field Airport Modernization Corporation, Texas, General Airport Revenue Bonds, Series 2017, 5.000%, 11/01/35 (AMT)	11/26 at 100.00	A1	1,152,850
6,720	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company - Love Field Modernization Program Project, Series 2012, 5.000%, 11/01/28 (AMT)	11/22 at 100.00	Baa1	6,972,470
1,800	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA Transmission Services Corporation Project, Refunding Series 2018, 5.000%, 5/15/48	5/28 at 100.00	A+	2,187,882
	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA Transmission Services Corporation Project, Refunding Series 2020:
2,250	5.000%, 5/15/34	5/29 at 100.00	A+	2,870,842
1,120	5.000%, 5/15/35	5/29 at 100.00	A+	1,422,814

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 7,000	Matagorda County Navigation District 1, Texas, Pollution Control Revenue Bonds, Central Power & Light Company Project, Refunding Series 2001A, 2.600%, 11/01/29	No Opt. Call	A-	$7,436,520
4,520	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project, Senior Lien Series 2018, 4.625%, 10/01/31, 144A (AMT)	10/21 at 105.00	BB-	4,786,770
4,590	Mission Economic Development Corporation, Texas, Water Supply Revenue Bonds, Enviro Water Minerals Project, Green Bonds, Series 2015, 7.750%, 1/01/45, 144A (AMT) (8), (9)	1/26 at 102.00	N/R	321,805
	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Legacy at Willow Bend Project, Series 2016:
665	5.000%, 11/01/46	11/23 at 103.00	BBB-	697,266
805	5.000%, 11/01/51	11/23 at 103.00	BBB-	839,655
570	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Legacy Midtown Park Project, Series 2018, 5.500%, 7/01/54	7/24 at 103.00	N/R	570,581
	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Methodist Retirement Communites Crestview Project, Series 2016:
1,100	5.000%, 11/15/36	11/24 at 102.00	BB+	1,150,028
1,550	5.000%, 11/15/46	11/24 at 102.00	BB+	1,593,478
755	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Wesleyan Homes, Inc Project, Series 2014, 5.500%, 1/01/43	1/25 at 100.00	N/R	777,952
9,680	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Westminster Project, Series 2016, 4.000%, 11/01/36	11/24 at 102.00	BBB	10,012,508
	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Corpus Christi II, LLC-Texas A&M University-Corpus Christi Project, Series 2016A:
30	5.000%, 4/01/31	4/26 at 100.00	B	28,860
360	5.000%, 4/01/36	4/26 at 100.00	B	337,180
65	5.000%, 4/01/48	4/26 at 100.00	B	58,388
6,625	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation - College Station I LLC - Texas A&M University Project, Series 2014A, 4.100%, 4/01/34 – AGM Insured	4/24 at 100.00	AA	6,959,496
	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation - San Antonio 1, LLC - Texas A&M University - San Antonio Project,:
1,275	5.000%, 4/01/31	4/26 at 100.00	BBB-	1,310,662
1,290	5.000%, 4/01/36	4/26 at 100.00	BBB-	1,300,385
2,445	5.000%, 4/01/48	4/26 at 100.00	BBB-	2,382,604
1,250	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation - Stephenville II, LLC - Tarleton State University Project, Series 2014A, 5.000%, 4/01/34 (Pre-refunded 4/01/24)	4/24 at 100.00	N/R (7)	1,424,200
3,000	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Galveston-Texas A&M University at Galveston Project, Series 2014A, 5.000%, 4/01/34	4/24 at 100.00	Baa3	3,030,030
10,000	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, NCCD - College Station Properties LLC - Texas A&M University Project, Series 2015A, 5.000%, 7/01/47	7/25 at 100.00	Caa1	8,300,000

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 10,880	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible Capital Appreciation Series 2011C, 0.000%, 9/01/45 (Pre-refunded 9/01/31) (4)	9/31 at 100.00	N/R (7)	$16,116,000
2,000	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A, 5.500%, 9/01/41 (Pre-refunded 9/01/21)	9/21 at 100.00	N/R (7)	2,097,860
7,915	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2019A, 5.000%, 1/01/38	1/29 at 100.00	A+	9,881,561
4,410	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2015A, 5.000%, 1/01/34	1/25 at 100.00	A	5,115,115
4,395	Port of Houston Authority, Harris County, Texas, General Obligation Bonds, Refunding Series 2018A, 5.000%, 10/01/32 (AMT)	10/28 at 100.00	AAA	5,706,600
	Reagan Hospital District of Reagan County, Texas, Limited Tax Revenue Bonds, Series 2014A:
655	5.000%, 2/01/29	2/24 at 100.00	Ba1	696,979
1,805	5.000%, 2/01/34	2/24 at 100.00	Ba1	1,897,181
385	5.125%, 2/01/39	2/24 at 100.00	Ba1	403,172
645	SA Energy Acquisition Public Facilities Corporation, Texas, Gas Supply Revenue Bonds, Series 2007, 5.500%, 8/01/27	No Opt. Call	A	820,247
5,950	Stephen F Austin State University, Texas, Revenue Bonds, Refunding & Improvement Series 2016, 5.000%, 10/15/42	10/28 at 100.00	AA-	7,280,777
3,000	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Texas Health Resources System, Series 2016A, 5.000%, 2/15/41	8/26 at 100.00	AA	3,515,970
3,435	Tarrant County Cultural Education Facilities, Texas, Finance Corporation Revenue Bonds, Christus Health, Refunding Series 2018B, 5.000%, 7/01/35	1/29 at 100.00	A+	4,273,003
3,670	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/27	12/22 at 100.00	A3	3,967,197
10,115	Texas Private Activity Bond Surface Transporation Corporation, Senior Lien Revenue Bonds, Blueridge Transportation Group, LLC SH 288 Toll Lanes Project, Series 2016, 5.000%, 12/31/40 (AMT)	12/25 at 100.00	Baa3	10,854,103
	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Refunding Series 2020A:
2,570	4.000%, 6/30/35	12/30 at 100.00	Baa2	2,938,281
4,820	4.000%, 12/31/35	12/30 at 100.00	Baa2	5,501,741
1,515	4.000%, 6/30/37	12/30 at 100.00	Baa2	1,716,465
2,650	4.000%, 12/31/38	12/30 at 100.00	Baa2	2,998,766
2,550	4.000%, 12/31/39	12/30 at 100.00	Baa2	2,880,709
7,300	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility, Series 2013, 6.750%, 6/30/43 (AMT)	9/23 at 100.00	Baa3	8,289,953
	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding First Tier Series 2015B:
16,500	0.000%, 8/15/36	8/24 at 59.60	A	8,875,020
7,000	0.000%, 8/15/37	8/24 at 56.94	A	3,592,960
2,910	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding First Tier Series 2020A, 3.000%, 8/15/40	8/30 at 100.00	A	3,060,651

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 10,000	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding Second Tier Series 2015C, 5.000%, 8/15/37	8/24 at 100.00	A-	$11,252,700
	Texas Water Development Board, State Revolving Fund Revenue Bonds, Series 2020:
3,605	4.000%, 8/01/38	8/30 at 100.00	AAA	4,390,529
4,165	3.000%, 8/01/39	8/30 at 100.00	AAA	4,614,653
5,000	3.000%, 8/01/40	8/30 at 100.00	AAA	5,521,350
	Travis County Health Facilities Development Corporation, Texas, Revenue Bonds, Westminster Manor, Series 2010:
600	7.000%, 11/01/30 (Pre-refunded 11/01/20)	11/20 at 100.00	N/R (7)	603,228
40	7.000%, 11/01/30	5/21 at 100.00	BBB	40,139
1,030	Viridian Municipal Management District, Texas, Reinvest Zone 6 Tax Increment Revenue Bonds, Refunding Road Improvement Series 2015, 6.000%, 12/01/32 – BAM Insured	12/24 at 100.00	AA	1,253,294
1,135	Viridian Municipal Management District, Texas, Reinvest Zone 6 Tax Increment Revenue Bonds, Refunding Utility Improvement Series 2015, 6.000%, 12/01/31 – BAM Insured	12/24 at 100.00	AA	1,382,623
365,775	Total Texas			391,162,881
	Utah – 1.0%
20,000	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2017A, 5.000%, 7/01/42 (AMT)	7/27 at 100.00	A+	23,118,000
	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2018A:
8,180	5.000%, 7/01/43 (AMT)	7/28 at 100.00	A+	9,609,292
12,610	5.250%, 7/01/48 (AMT)	7/28 at 100.00	A+	14,926,205
	Utah Charter School Finance Authority Charter School Revenue Bonds, Vista at Entrada School of Performing Arts and Technology) Series 2012:
250	5.600%, 7/15/22 (ETM)	No Opt. Call	BBB- (7)	266,700
850	6.300%, 7/15/32 (Pre-refunded 7/15/22)	7/22 at 100.00	BBB- (7)	939,964
	Utah Charter School Finance Authority, Charter School Revenue Bonds, George Washington Academy, Series 2011A:
1,760	7.750%, 7/15/31	7/21 at 100.00	N/R	1,862,872
3,520	8.000%, 7/15/41 (Pre-refunded 7/15/21)	7/21 at 100.00	N/R (7)	3,732,326
1,250	Utah Charter School Finance Authority, Charter School Revenue Bonds, North Davis Preparatory Academy, Series 2010, 6.250%, 7/15/30	11/20 at 100.00	BBB-	1,253,563
1,135	Utah Charter School Finance Authority, Charter School Revenue Bonds, Paradigm High School, Series 2010A, 6.375%, 7/15/40	11/20 at 100.00	BB	1,137,281
1,705	Utah Charter School Finance Authority, Revenue Bonds, Ronald Eilson Reagan Academy Project, Refunding Series 2016A, 5.000%, 2/15/46, 144A	2/26 at 100.00	BB	1,750,097
7,000	Utah County, Utah, Hospital Revenue Bonds, IHC Health Services Inc, Series 2018A, 5.000%, 5/15/41	5/26 at 100.00	AA+	8,261,050
58,260	Total Utah			66,857,350

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Vermont – 0.0%
	Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, Vermont Law School Project, Series 2011A:
$ 1,815	6.125%, 1/01/28 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (7)	$1,841,045
1,000	6.250%, 1/01/33 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (7)	1,014,660
2,815	Total Vermont			2,855,705
	Virginia – 1.8%
	Arlington County Industrial Development Authority, Virginia, Hospital Facility Revenue Bonds, Virginia Hospital Center, Series 2020:
705	4.000%, 7/01/38	7/30 at 100.00	AA-	825,717
1,080	4.000%, 7/01/39	7/30 at 100.00	AA-	1,260,662
7,505	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Series 2012A, 5.000%, 7/15/47	7/22 at 100.00	BBB+	7,809,928
	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital improvement Projects, Refunding & Subordinate Lien Series 2019B:
480	4.000%, 10/01/35	10/29 at 100.00	A-	545,246
8,100	4.000%, 10/01/49 (UB) (WI/DD, Settling 10/01/20) (5)	10/29 at 100.00	A-	8,882,217
10,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital Improvement Projects, Refunding Second Senior Lien Series 2014A, 5.000%, 10/01/53	4/22 at 100.00	A-	10,472,100
3,745	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital improvement Projects, Second Senior Lien Series 2009B, 0.000%, 10/01/31 – AGC Insured	No Opt. Call	AA	2,894,173
	Peninsula Town Center Community Development Authority, Virginia, Special Obligation Bonds, Refunding Series 2018:
4,520	5.000%, 9/01/37, 144A	9/27 at 100.00	N/R	4,724,123
2,430	4.500%, 9/01/45, 144A	9/27 at 100.00	N/R	2,460,472
5,600	5.000%, 9/01/45, 144A	9/27 at 100.00	N/R	5,838,784
10,070	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	10/20 at 100.00	B-	10,119,746
1,000	Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount University Project, Green Series 2015B, 5.000%, 7/01/45, 144A	7/25 at 100.00	BB+	1,003,740
5,000	Virginia Port Authority, General Fund Revenue Bonds, Series 2015, 5.000%, 7/01/40 (Pre-refunded 7/01/25) (AMT)	7/25 at 100.00	AA+ (7)	6,080,450
2,000	Virginia Port Authority, Port Facilities Revenue Bonds, Refunding Series 2016B, 5.000%, 7/01/41 (AMT)	7/26 at 100.00	A1	2,392,920
2,000	Virginia Small Business Finance Authority, Educational Facilities Revenue Bonds, Provident Resource Group - Rixey Student Housing Project, Series 2019A, 5.500%, 7/01/49, 144A	7/34 at 100.00	N/R	2,092,300
	Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform 66 P3 Project, Senior Lien Series 2017:
3,400	5.000%, 12/31/47 (AMT)	6/27 at 100.00	BBB	3,830,168
1,740	5.000%, 12/31/49 (AMT)	6/27 at 100.00	BBB	1,952,089
2,110	5.000%, 12/31/52 (AMT)	6/27 at 100.00	BBB	2,368,454
13,250	5.000%, 12/31/56 (AMT)	6/27 at 100.00	BBB	14,847,950

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Virginia (continued)
$ 5,500	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes LLC Project, Series 2012, 5.000%, 1/01/40 (AMT)	1/22 at 100.00	BBB	$5,677,870
13,975	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes LLC Project, Series 2019, 5.000%, 7/01/49 (AMT)	1/22 at 100.00	BBB	14,382,232
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
3,515	5.250%, 1/01/32 (AMT)	7/22 at 100.00	BBB	3,698,202
7,715	5.500%, 1/01/42 (AMT)	7/22 at 100.00	BBB	8,080,614
115,440	Total Virginia			122,240,157
	Washington – 2.0%
6,220	Clark County Public Utility District 1, Washington, Electric System Revenue Bonds, Refunding Series 2011, 5.250%, 1/01/31 (Pre-refunded 1/01/21)	1/21 at 100.00	AA (7)	6,299,305
2,450	King County Public Hospital District 4, Washington, General Obligation Bonds, Snoqualmie Valley Hospital, Refunding Improvement Series 2011, 7.000%, 12/01/40	12/21 at 100.00	N/R	2,504,512
300	Ocean Shores, Washington, Local Improvement District 2007-01 Bonds, 2011, 7.250%, 2/01/31	No Opt. Call	BBB+	368,304
5,385	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2018A, 5.000%, 5/01/30 (AMT)	5/27 at 100.00	AA-	6,470,616
	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2019:
10,000	5.000%, 4/01/38 (AMT)	4/29 at 100.00	AA-	12,080,200
7,225	5.000%, 4/01/39 (AMT)	4/29 at 100.00	AA-	8,702,223
	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Valley Hospital, Refunding & Improvement Series 2016:
3,825	5.000%, 12/01/30	12/26 at 100.00	Baa2	4,388,575
1,950	5.000%, 12/01/31	12/26 at 100.00	Baa2	2,225,243
4,000	5.000%, 12/01/32	12/26 at 100.00	Baa2	4,537,400
1,120	5.000%, 12/01/37	12/26 at 100.00	Baa2	1,252,675
2,000	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.625%, 1/01/35 (Pre-refunded 1/01/21)	1/21 at 100.00	A+ (7)	2,026,840
3,535	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2010, 5.250%, 12/01/30 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (7)	3,564,340
	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2012:
2,775	5.000%, 12/01/27 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (7)	2,928,097
2,435	5.000%, 12/01/42 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (7)	2,569,339
1,600	Washington Health Care Facilities Authority, Revenue Bonds, PeaceHealth, Refunding Series 2014A, 5.000%, 11/15/28	5/24 at 100.00	AA-	1,801,664

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Washington (continued)
	Washington Health Care Facilities Authority, Revenue Bonds, Virginia Mason Medical Center, Series 2017:
$ 5,180	5.000%, 8/15/34	8/27 at 100.00	BBB-	$5,803,568
1,775	5.000%, 8/15/35	8/27 at 100.00	BBB-	1,982,143
2,500	5.000%, 8/15/36	8/27 at 100.00	BBB-	2,783,950
2,400	5.000%, 8/15/37	8/27 at 100.00	BBB-	2,665,248
5,010	4.000%, 8/15/42	8/27 at 100.00	BBB-	5,226,733
	Washington Health Care Facilities Authority, Revenue Bonds, Yakima Valley Memorial Hospital Association, Series 2016:
6,000	5.000%, 12/01/41	12/26 at 100.00	Ba1	6,629,520
5,930	5.000%, 12/01/46	12/26 at 100.00	Ba1	6,485,582
	Washington State Convention Center Public Facilities District, Lodging Tax Revenue Bonds, Series 2018:
4,320	5.000%, 7/01/43	7/28 at 100.00	A3	4,788,893
12,000	5.000%, 7/01/58 (UB) (5)	7/28 at 100.00	A1	13,323,120
	Washington State Higher Education Facilities Authority, Revenue Bonds, Seattle University, Series 2020:
1,000	4.000%, 5/01/45	5/30 at 100.00	A	1,099,360
1,025	4.000%, 5/01/50	5/30 at 100.00	A	1,118,193
	Washington State Housing Finance Commission, Nonprofit Refunding Revenue Bonds, Wesley Homes at Lea Hill Project, Series 2016:
1,155	5.000%, 7/01/41, 144A	7/26 at 100.00	N/R	1,174,520
2,000	5.000%, 7/01/46, 144A	7/26 at 100.00	N/R	2,021,740
3,805	5.000%, 7/01/51, 144A	7/26 at 100.00	N/R	3,836,848
1,100	Washington State Housing Finance Commission, Non-Profit Revenue Bonds, Emerald Heights Project, Refunding 2013, 5.000%, 7/01/28	7/23 at 100.00	A-	1,156,067
2,340	Washington State Housing Finance Commission, Revenue Bonds, Riverview Retirement Community, Refunding Series 2012, 5.000%, 1/01/48	1/23 at 100.00	BBB-	2,384,132
8,520	Washington State, General Obligation Bonds, Various Purpose Series 2015B, 5.000%, 2/01/36	2/25 at 100.00	Aaa	10,072,344
120,880	Total Washington			134,271,294
	West Virginia – 0.5%
12,460	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Arch Resources Project, Series 2020, 5.000%, 7/01/45 (Mandatory Put 7/01/25) (AMT)	1/25 at 100.00	BB-	12,848,129
15,500	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Cabell Huntington Hospital, Inc Project, Refunding & Improvement Series 2018A, 5.000%, 1/01/43	1/29 at 100.00	BBB+	18,205,060
2,375	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Charleston Area Medical Center, Refunding & Improvement Series 2019A, 5.000%, 9/01/30	9/29 at 100.00	Baa1	2,895,006
1,585	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United Health System Obligated Group, Refunding & Improvement Series 2013A, 4.000%, 6/01/41	6/26 at 100.00	A	1,737,572
31,920	Total West Virginia			35,685,767

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Wisconsin – 3.0%
$ 1,250	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Cornerstone Charter Academy, North Carolina, Series 2016A, 5.000%, 2/01/36, 144A	2/26 at 100.00	N/R	$1,287,613
	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Eno River Academy Project, Series 2020A:
815	5.000%, 6/15/40, 144A	6/30 at 100.00	Ba1	878,603
1,380	5.000%, 6/15/54, 144A	6/30 at 100.00	Ba1	1,461,503
	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Founders Academy of Las Vegas, Series 2020A:
555	4.000%, 7/01/30	7/28 at 100.00	BB-	559,762
200	5.000%, 7/01/55	7/28 at 100.00	BB-	206,202
2,150	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, North Carolina Charter Educational Foundation Project, Series 2016A, 5.000%, 6/15/46, 144A	6/26 at 100.00	N/R	2,110,182
	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Voyager Foundation Inc of North Carolina, Series 2012A:
105	5.500%, 10/01/22 (ETM)	No Opt. Call	Baa3 (7)	110,339
375	6.000%, 10/01/32 (Pre-refunded 10/01/22)	10/22 at 100.00	Baa3 (7)	416,655
	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Voyager Foundation, Inc of North Carolina Project, Series 2014A:
1,080	5.000%, 10/01/34 (Pre-refunded 10/01/22)	10/22 at 100.00	Baa3 (7)	1,179,414
500	5.125%, 10/01/45 (Pre-refunded 10/01/22)	10/22 at 100.00	Baa3 (7)	547,265

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1:
$ 11	0.000%, 1/01/47, 144A (8)	No Opt. Call	N/R	$263
10	0.000%, 1/01/48, 144A (8)	No Opt. Call	N/R	226
9	0.000%, 1/01/49, 144A (8)	No Opt. Call	N/R	217
9	0.000%, 1/01/50, 144A (8)	No Opt. Call	N/R	201
9	0.000%, 1/01/51, 144A (8)	No Opt. Call	N/R	194
12	0.000%, 1/01/52, 144A (8)	No Opt. Call	N/R	242
11	0.000%, 1/01/53, 144A (8)	No Opt. Call	N/R	234
11	0.000%, 1/01/54, 144A (8)	No Opt. Call	N/R	219
11	0.000%, 1/01/55, 144A (8)	No Opt. Call	N/R	210
11	0.000%, 1/01/56, 144A (8)	No Opt. Call	N/R	201
549	0.000%, 7/01/56, 144A (8)	3/28 at 100.00	N/R	398,182
12	0.000%, 1/01/57, 144A (8)	No Opt. Call	N/R	216
11	0.000%, 1/01/58, 144A (8)	No Opt. Call	N/R	206
11	0.000%, 1/01/59, 144A (8)	No Opt. Call	N/R	196
11	0.000%, 1/01/60, 144A (8)	No Opt. Call	N/R	185
11	0.000%, 1/01/61, 144A (8)	No Opt. Call	N/R	177
10	0.000%, 1/01/62, 144A (8)	No Opt. Call	N/R	167
10	0.000%, 1/01/63, 144A (8)	No Opt. Call	N/R	160
10	0.000%, 1/01/64, 144A (8)	No Opt. Call	N/R	153
10	0.000%, 1/01/65, 144A (8)	No Opt. Call	N/R	145
11	0.000%, 1/01/66, 144A (8)	No Opt. Call	N/R	149
128	0.000%, 1/01/67, 144A (8)	No Opt. Call	N/R	1,658

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B:
$ 27	0.000%, 1/01/46, 144A (8)	No Opt. Call	N/R	$673
27	0.000%, 1/01/47, 144A (8)	No Opt. Call	N/R	637
26	0.000%, 1/01/48, 144A (8)	No Opt. Call	N/R	622
26	0.000%, 1/01/49, 144A (8)	No Opt. Call	N/R	603
26	0.000%, 1/01/50, 144A (8)	No Opt. Call	N/R	570
28	0.000%, 1/01/51, 144A (8)	No Opt. Call	N/R	612
727	3.750%, 7/01/51, 144A (8)	3/28 at 100.00	N/R	461,538
28	0.000%, 1/01/52, 144A (8)	No Opt. Call	N/R	583
28	0.000%, 1/01/53, 144A (8)	No Opt. Call	N/R	563
28	0.000%, 1/01/54, 144A (8)	No Opt. Call	N/R	543
27	0.000%, 1/01/55, 144A (8)	No Opt. Call	N/R	523
27	0.000%, 1/01/56, 144A (8)	No Opt. Call	N/R	506
27	0.000%, 1/01/57, 144A (8)	No Opt. Call	N/R	487
26	0.000%, 1/01/58, 144A (8)	No Opt. Call	N/R	468
26	0.000%, 1/01/59, 144A (8)	No Opt. Call	N/R	455
26	0.000%, 1/01/60, 144A (8)	No Opt. Call	N/R	436
25	0.000%, 1/01/61, 144A (8)	No Opt. Call	N/R	416
25	0.000%, 1/01/62, 144A (8)	No Opt. Call	N/R	402
25	0.000%, 1/01/63, 144A (8)	No Opt. Call	N/R	387
25	0.000%, 1/01/64, 144A (8)	No Opt. Call	N/R	376
24	0.000%, 1/01/65, 144A (8)	No Opt. Call	N/R	360
24	0.000%, 1/01/66, 144A (8)	No Opt. Call	N/R	336
314	0.000%, 1/01/67, 144A (8)	No Opt. Call	N/R	4,056
1,650	Public Finance Authority of Wisconsin, Education Revenue Bonds, Carolina International School, Series 2013A, 7.000%, 8/01/43, 144A	8/23 at 100.00	BB+	1,814,060
	Public Finance Authority of Wisconsin, Educational Facility Revenue Bonds, Cottonwood Classical Preparatory School in Albuquerque, New Mexico, Series 2012A:
1,610	6.000%, 12/01/32 (Pre-refunded 12/01/22)	12/22 at 100.00	N/R (7)	1,807,402
5,000	6.250%, 12/01/42 (Pre-refunded 12/01/22)	12/22 at 100.00	N/R (7)	5,640,000
3,845	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Refunding Series 2016, 4.000%, 8/01/35 (AMT)	8/26 at 100.00	N/R	3,678,588
1,925	Public Finance Authority of Wisconsin, Health Care Facilities Revenue Bonds, Blue Ridge HealthCare, Refunding Series 2020A, 4.000%, 1/01/45	1/30 at 100.00	A	2,138,271
	Public Finance Authority of Wisconsin, Hospital Revenue Bonds, Renown Regional Medical Center Project, Refunding Series 2020A:
29,070	3.000%, 6/01/45 – AGM Insured (UB) (5)	6/30 at 100.00	AA	29,877,565
10,930	3.000%, 6/01/45 (UB) (5)	6/30 at 100.00	AA	11,001,373
8,000	Public Finance Authority of Wisconsin, Hospital Revenue Bonds, WakeMed, Series 2019A, 4.000%, 10/01/49	4/29 at 100.00	A+	8,734,480

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$ 14,000	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American Dream @ Meadowlands Project, Series 2017, 6.750%, 12/01/42, 144A	12/27 at 100.00	N/R	$12,066,040
2,735	Public Finance Authority of Wisconsin, Revenue Bonds, Alabama Gulf Coast Zoo, Series 2018A, 6.500%, 9/01/48	9/28 at 100.00	N/R	2,431,278
	Public Finance Authority of Wisconsin, Senior Revenue Bonds, Maryland Proton Treatment Center, Series 2018A-1:
1,360	6.250%, 1/01/38, 144A	1/28 at 100.00	N/R	1,133,655
4,065	6.375%, 1/01/48, 144A	1/28 at 100.00	N/R	3,304,886
1,000	Public Finance Authority of Wisconsin, Senior Revenue Bonds, Maryland Proton Treatment Center, Series 2018B-2, 0.000%, 1/01/49 (4)	1/28 at 100.00	N/R	608,610
13,410	Public Finance Authority, Wisconsin, Educational Revenue Bonds, Lake Norman Charter School, Series 2018A, 5.000%, 6/15/48, 144A	6/26 at 100.00	BBB-	14,575,195
5,000	Public Finance Authority, Wisconsin, Exempt Facilities Revenue Bonds, Celanese Project, Refunding Series 2016C, 4.300%, 11/01/30 (AMT)	5/26 at 100.00	BBB-	5,468,700
2,550	Superior, Wisconsin, Limited Obligation Revenue Refunding Bonds, Midwest Energy Resources Company, Series 1991E, 6.900%, 8/01/21 – FGIC Insured	No Opt. Call	Aa3	2,689,485
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B:
35	4.500%, 2/15/40	2/22 at 100.00	A-	35,960
1,000	5.000%, 2/15/40	2/22 at 100.00	A-	1,040,050
18,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc, Series 2012, 5.000%, 6/01/32	6/22 at 100.00	A3	18,881,640
7,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc, Refunding 2012C, 5.000%, 8/15/32 (Pre-refunded 8/15/22)	8/22 at 100.00	N/R (7)	7,625,240
13,950	Wisconsin Health and Educational Facilities Authority, Revenus Bonds, Gundersen Lutheran, Series 2011A, 5.250%, 10/15/39	10/21 at 100.00	AA-	14,416,069
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Dickson Hollow Project Series 2014:
1,880	5.250%, 10/01/39	10/22 at 102.00	N/R	1,956,102
1,000	5.375%, 10/01/44	10/22 at 102.00	N/R	1,040,690
3,500	5.500%, 10/01/49	10/22 at 102.00	N/R	3,649,345
2,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Froedtert Health, Inc Obligated Group, Series 2017A, 4.000%, 4/01/39	4/27 at 100.00	AA	2,251,220
5,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Marshfield Clinic, Series 2016A, 5.000%, 2/15/46	2/26 at 100.00	A-	5,600,450
435	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, ProHealth Care, Inc Obligated Group, Refunding Series 2015, 5.000%, 8/15/39	8/24 at 100.00	A+	483,890
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Rogers Memorial Hospital, Inc, Series 2014A:
2,980	5.000%, 7/01/34	7/24 at 100.00	A	3,312,538
2,100	4.350%, 7/01/36	7/21 at 100.00	A	2,133,831
1,985	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, ThedaCare Inc, Series 2019, 3.125%, 12/15/49	12/29 at 100.00	AA-	2,031,826

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Three Pillars Senior Living Communities, Refunding Series 2013:
$ 275	5.000%, 8/15/43 (Pre-refunded 8/15/23)	8/23 at 100.00	A (7)	$310,800
3,175	5.000%, 8/15/43	8/23 at 100.00	A	3,359,245
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Woodland Hills Senior Housing Project, Series 2014:
5,000	5.000%, 12/01/34	12/22 at 102.00	N/R	5,203,750
4,435	5.000%, 12/01/44	12/22 at 102.00	N/R	4,558,781
4,225	5.250%, 12/01/49	12/22 at 102.00	N/R	4,371,396
195,015	Total Wisconsin			198,869,902
	Wyoming – 0.2%
4,500	Natrona County, Wyoming, Hospital Revenue Bonds, Wyoming Medical Center Project, Series 2011, 6.350%, 9/15/31 (Pre-refunded 3/15/21)	3/21 at 100.00	A3 (7)	4,626,000
	Teton County Hospital District, Wyoming, Hospital Revenue Bonds, St John's Medical Center Project, Series 2011B:
800	5.500%, 12/01/27	12/21 at 100.00	A-	838,432
2,500	6.000%, 12/01/36	12/21 at 100.00	A-	2,614,325
3,650	West Park Hospital District, Wyoming, Hospital Revenue Bonds, Series 2011A, 7.000%, 6/01/40	6/21 at 100.00	BBB	3,766,691
11,450	Total Wyoming			11,845,448
$ 6,377,545	Total Municipal Bonds (cost $6,455,397,600)			6,822,108,853

Shares	Description (1)	Value
	COMMON STOCKS – 0.3%
	Electric Utilities – 0.3%
719,217	Energy Harbor Corp (10), (11), (12)	$ 16,541,991
	Total Common Stocks (cost $14,257,608)	16,541,991

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.0%
	Commercial Services & Supplies – 0.0%
$ 911	EWM P1 LLC (cash 13.750%, PIK 1.250%) (8), (9)	15.000%	9/01/28	N/R	$9
687	EWM P1 LLC (8), (9)	15.000%	9/01/28	N/R	7
160	EWM P1 LLC	15.000%	9/01/28	N/R	160,488
$ 1,758	Total Corporate Bonds (cost $1,661,919)				160,504
	Total Long-Term Investments (cost $6,471,317,127)				6,838,811,348

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.2%
	MUNICIPAL BONDS – 0.2%
	Florida – 0.2%
$ 18,200	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds, Virgin Trains USA Passenger Rail Project, Variable Rate Demand Obligations, Series 2019A, 6.250%, 1/01/49 (AMT) (Mandatory Put 1/01/24), 144A (13)	12/20 at 104.00	N/R	$ 15,941,744
$ 18,200	Total Short-Term Investments (cost $18,348,301)			15,941,744
	Total Investments (cost $6,489,665,428) – 102.6%			6,854,753,092
	Floating Rate Obligations – (3.8)%			(256,345,000)
	Other Assets Less Liabilities – 1.2% (14)			80,868,997
	Net Assets – 100%			$ 6,679,277,089
Investments in Derivatives
Futures Contracts
Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
U.S. Treasury 10-Year Note	Short	209	12/20	$(29,034,259)	$(29,162,031)	$(127,772)	$ 52,250
Total receivable for variation margin on futures contracts							$52,250
Total payable for variation margin on futures contracts							$ —

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Step-up coupon bond, a bond with a coupon that increases ("steps up"), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.
(7)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(8)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(9)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(10)	Common Stock received as part of the bankruptcy settlements for Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35, Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 3.500%, 4/01/41, Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35, Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20, Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2005B, 4.000%, 1/01/34,Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2008B, 3.625%, 10/01/33,Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2008C, 3.950%, 11/01/32.
(11)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(12)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(13)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
(14)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter ("OTC") derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
LIBOR	London Inter-Bank Offered Rate
PIK	Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.
SIFMA	Securities Industry and Financial Market Association
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives for more information.
WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

Nuveen Intermediate Duration Municipal Bond Fund
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 96.9%
	MUNICIPAL BONDS – 96.2%
	National – 1.0%
$ 19,920	Federal Home Loan Mortgage Corporation, Multifamily Variable Rate Certificates Relating to Municpal Securities Class A Series 2019M-053, 2.550%, 6/15/35	No Opt. Call	AA+	$21,728,338
18,835	Federal Home Loan Mortgage Corporation, Notes, 3.150%, 1/15/36, 144A	10/31 at 100.00	AA+	20,966,745
5,450	Freddie Mac Multi-Family ML Certificates, Series ML 05, Series 2019A, 3.400%, 1/25/36	No Opt. Call	AA+	6,140,587
	Revenue Bond Certificate Series Trust:
13,582	2.500%, 2/01/42 (Mandatory Put 11/22/22), 144A	No Opt. Call	AA+	14,102,349
25,552	2.500%, 3/01/46 (Mandatory Put 11/22/22), 144A	No Opt. Call	AA+	26,228,153
83,339	Total National			89,166,172
	Alabama – 2.2%
7,630	Alabama State Port Authority, Docks Facilities Revenue Bonds, Refunding Series 2017A, 5.000%, 10/01/31 – AGM Insured (AMT)	10/27 at 100.00	AA	9,336,679
5,820	Birmingham-Jefferson Civic Center Authority, Alabama, Special Tax Bonds, Series 2018A, 4.000%, 7/01/37	7/28 at 100.00	Aa3	5,952,521
2,880	Birmingham-Jefferson Civic Center Authority, Alabama, Special Tax Bonds, Series 2018B, 5.000%, 7/01/37	7/28 at 100.00	A1	2,879,942
6,665	Black Belt Energy Gas District, Alabama, Gas PrePay Revenue Bonds, Project 3 Series 2018A, 4.000%, 12/01/48 (Mandatory Put 12/01/23)	9/23 at 100.31	A	7,291,910
6,675	Black Belt Energy Gas District, Alabama, Gas PrePay Revenue Bonds, Project 4 Series 2019A-1, 4.000%, 12/01/49 (Mandatory Put 12/01/25)	9/25 at 100.38	A	7,656,626
22,395	Black Belt Energy Gas District, Alabama, Gas Supply Revenue Bonds, Series 2016, 4.000%, 7/01/46 (Mandatory Put 6/01/21)	3/21 at 100.59	Aa2	22,851,186
38,500	Black Belt Energy Gas District, Alabama, Gas Supply Revenue Bonds, Series 2017A, 4.000%, 8/01/47 (Mandatory Put 7/01/22)	4/22 at 100.52	Aa2	40,672,170
	Chatom Industrial Development Board, Alabama, Gulf Opportunity Zone Revenue Bonds, PowerSouth Energy Cooperative, Refunding Series 2020:
1,000	5.000%, 8/01/26 – AGM Insured	No Opt. Call	AA	1,213,480
1,000	5.000%, 8/01/28 – AGM Insured	No Opt. Call	AA	1,255,800
1,000	5.000%, 8/01/30 – AGM Insured	No Opt. Call	AA	1,292,830
14,455	Lower Alabama Gas District, Alabama, Goldman Sachs Gas Project 2 Revenue Bonds, Series 2020A, 4.000%, 12/01/50 (Mandatory Put 12/01/25)	9/25 at 100.58	A	16,562,250
5,135	Mobile Industrial Development Board, Alabama, Pollution Control Revenue Refunding Bonds, Alabama Power Company Barry Plan, Variable Rate Demand Obligations, Series 2007A, 1.000%, 6/01/34 (Mandatory Put 6/26/25)	No Opt. Call	A1	5,151,946
28,940	Mobile Industrial Development Board, Alabama, Pollution Control Revenue Refunding Bonds, Alabama Power Company Barry Plan, Variable Rate Demand Obligations, Series 2008, 2.900%, 7/15/34 (Mandatory Put 12/12/23)	No Opt. Call	A1	30,892,871
2,185	Mobile Spring Hill College Educational Building Authority, Alabama, Revenue Bonds, Spring Hill College Project, Series 2015, 5.000%, 4/15/27	4/25 at 100.00	N/R	2,243,121

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Alabama (continued)
	Montgomery Medical Clinic Board, Alabama, Health Care Facility Revenue Bonds, Jackson Hospital & Clinic, Series 2015:
$ 2,080	5.000%, 3/01/23	No Opt. Call	BBB-	$2,252,370
3,555	5.000%, 3/01/24	No Opt. Call	BBB-	3,963,683
2,235	5.000%, 3/01/25	No Opt. Call	BBB-	2,558,069
1,725	5.000%, 3/01/26	No Opt. Call	BBB-	2,014,058
6,905	Selma Industrial Development Board, Alabama, Gulf Opportunity Zone Revenue Bonds, International Paper Company Project, Refunding Series 2020A, 1.375%, 5/01/34 (Mandatory Put 6/16/25)	No Opt. Call	BBB	7,046,138
12,295	Southeast Alabama Gas Supply District, Alabama, Gas Supply Revenue Bonds, Project 1, Fixed Rate Series 2018A, 4.000%, 4/01/49 (Mandatory Put 4/01/24)	1/24 at 100.27	A	13,541,467
8,360	Southeast Alabama Gas Supply District, Alabama, Gas Supply Revenue Bonds, Project 2, Fixed Rate Series 2018A, 4.000%, 6/01/49 (Mandatory Put 6/01/24)	3/24 at 100.29	A	9,260,706
1,000	The Improvement District of the City of Mobile - McGowin Park Project, Alabama, Sales Tax Revenue Bonds, Series 2016A, 5.000%, 8/01/25	No Opt. Call	N/R	1,017,960
182,435	Total Alabama			196,907,783
	Alaska – 0.2%
3,970	Alaska Housing Finance Corporation, Mortgage Revenue Bonds, General Series 2018B-II, 3.550%, 12/01/35	6/27 at 100.00	AA+	4,102,161
6,025	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/32	10/20 at 100.00	B3	6,026,808
7,065	Valdez, Alaska, Marine Terminal Revenue Bonds, BP Pipelines Inc Project, Refunding Series 2003B, 5.000%, 1/01/21	No Opt. Call	A1	7,148,720
17,060	Total Alaska			17,277,689
	Arizona – 2.1%
2,405	Apache County Industrial Development Authority, Arizona, Pollution Control Revenue Bonds, Tucson Electric Power Company, Series 20102A, 4.500%, 3/01/30	3/22 at 100.00	A-	2,490,786
	Arizona Board of Regents, Univeristy of Arizona, SPEED Revenue Bonds, Stimulus Plan for Economic and Educational Development, Series 2020C Forward Delivery:
940	5.000%, 8/01/26 (WI/DD, Settling 5/12/21)	No Opt. Call	Aa3	1,143,134
1,000	5.000%, 8/01/29 (WI/DD, Settling 5/12/21)	No Opt. Call	Aa3	1,298,510
6,475	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children's Hospital, Refunding Series 2012A, 5.000%, 2/01/27	2/22 at 100.00	A1	6,846,212
	Arizona Sports and Tourism Authority, Tax Revenue Bonds, Multipurpose Stadium Facility Project, Refunding Senior Series 2012A:
10,270	5.000%, 7/01/25	7/22 at 100.00	A1	10,898,627
16,235	5.000%, 7/01/26	7/22 at 100.00	A1	17,194,001
16,760	5.000%, 7/01/27	7/22 at 100.00	A1	17,723,197
	Arizona State, Certificates of Participation, Refunding Series 2019A:
5,570	5.000%, 10/01/26	No Opt. Call	Aa2	7,022,767
16,880	5.000%, 10/01/27	No Opt. Call	Aa2	21,837,150
12,510	5.000%, 10/01/28	No Opt. Call	Aa2	16,522,833

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Arizona (continued)
$ 21,410	Chandler Industrial Development Authority, Arizona, Industrial Development Revenue Bonds, Intel Corporation Project, Series 2005, 2.400%, 12/01/35 (Mandatory Put 8/14/23)	No Opt. Call	A+	$22,520,537
2,470	Chandler Industrial Development Authority, Arizona, Industrial Development Revenue Bonds, Intel Corporation Project, Series 2007, 2.700%, 12/01/37 (Mandatory Put 8/14/23) (AMT)	No Opt. Call	A+	2,604,689
18,100	Chandler Industrial Development Authority, Arizona, Industrial Development Revenue Bonds, Intel Corporation Project, Series 2019, 5.000%, 6/01/49 (Mandatory Put 6/03/24) (AMT)	No Opt. Call	A+	20,896,088
2,000	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2007, 5.000%, 5/15/26	5/22 at 100.00	A+	2,100,340
750	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2020, 4.000%, 5/15/26	No Opt. Call	AA-	855,008
1,950	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Legacy Traditional Schools Projects, Taxable Series 2019B, 5.000%, 7/01/39, 144A	7/29 at 100.00	Ba2	2,116,140
1,010	Maricopa County Industrial Development Authority, Arizona, Hospital Revenue Bonds, HonorHealth, Series 2019A, 4.125%, 9/01/38	9/28 at 100.00	A2	1,145,815
3,890	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health, Variable Rate Series 2019B, 0.500%, 1/01/35 (Mandatory Put 10/18/22) (SIFMA reference rate + 0.380% spread) (4)	4/22 at 100.00	AA-	3,872,456
3,350	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health, Variable Rate Series 2019C, 0.690%, 1/01/35 (Mandatory Put 10/18/24) (SIFMA reference rate + 0.570% spread) (4)	10/23 at 100.00	AA-	3,320,386
2,500	Maricopa County Pollution Control Corporation, Arizona, Pollution Control Revenue Bonds, El Paso Electric Company, Refunding Series 2009A, 3.600%, 2/01/40	6/29 at 100.00	BBB+	2,691,450
	Northern Arizona University, Revenue Bonds, SPEED - Stimulus Plan Economic Educational Development Fund, Refunding Series 2020B:
3,615	5.000%, 8/01/26 – AGM Insured	No Opt. Call	AA	4,432,424
4,220	5.000%, 8/01/27 – AGM Insured	No Opt. Call	AA	5,298,168
3,975	5.000%, 8/01/28 – AGM Insured	No Opt. Call	AA	5,072,656
	Northern Arizona University, System Revenue Bonds, Refunding Series 2014:
385	5.000%, 6/01/22	No Opt. Call	A+	410,144
430	5.000%, 6/01/23	No Opt. Call	A+	479,949
2,650	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company Project, Series 2013A, 4.000%, 9/01/29	3/23 at 100.00	A-	2,779,002
655	Regional Public Transportation Authority, Arizona, Transportation Excise Tax Revenue Bonds, Maricopa County Public Transportation Fund Series 2014, 5.250%, 7/01/23	No Opt. Call	AA+	746,163
3,925	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Tender Option Bond Trust 2015-XF2192, 13.340%, 12/01/24, 144A (IF) (5)	12/21 at 100.00	AA+	4,581,142
1,750	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/32	No Opt. Call	A3	2,286,882
168,080	Total Arizona			191,186,656

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Arkansas – 0.6%
$ 14,355	Arkansas Development Finance Authority, Industrial Development Revenue Bonds, Big River Steel Project, Series 2019, 4.500%, 9/01/49, 144A (AMT)	9/26 at 103.00	B	$14,530,274
11,335	Arkansas Development Finance Authority, Revenue Bonds, Baptist Memorial Health Care, Refunding Series 2020B-2, 5.000%, 9/01/44 (Mandatory Put 9/01/27)	3/27 at 100.00	BBB+	13,681,005
1,000	Arkansas State University, Student Fee Revenue Bonds, Jonesboro Campus, Series 2013, 5.000%, 12/01/33	12/23 at 100.00	A1	1,123,960
4,540	Independence County, Arkansas, Pollution Control Revenue Bonds, Arkansas Power and Light Company Project, Series 2013, 2.375%, 1/01/21	No Opt. Call	A	4,552,258
	Little Rock, Arkansas, Hotel and Restaurant Gross Receipts Tax Bonds, Series 2014:
500	5.000%, 7/01/22	No Opt. Call	A+	533,735
820	5.000%, 7/01/23	No Opt. Call	A+	903,009
1,610	5.000%, 7/01/26	7/24 at 100.00	A+	1,814,744
1,485	5.000%, 7/01/28	7/24 at 100.00	A+	1,667,818
1,935	5.000%, 7/01/29	7/24 at 100.00	A+	2,172,482
1,000	5.000%, 7/01/30	7/24 at 100.00	A+	1,122,070
4,585	5.000%, 7/01/34	7/24 at 100.00	A+	5,119,565
	Pulaski County Public Facilities Board, Arkansas, Healthcare Revenue Bonds, Baptist Health, Series 2014:
2,125	5.000%, 12/01/25	12/24 at 100.00	A	2,474,605
1,795	5.000%, 12/01/27	12/24 at 100.00	A	2,067,643
560	Rogers, Arkansas, Sales and Use Tax Bonds, Improvement Series 2018B, 3.875%, 11/01/39	11/26 at 100.00	AA-	614,886
	University of Arkansas, Fayetteville, Various Facilities Revenue Bonds, Refunding & Improvement Series 2019A:
1,200	5.000%, 11/01/34	5/29 at 100.00	Aa2	1,537,656
1,240	5.000%, 11/01/35	5/29 at 100.00	Aa2	1,582,190
50,085	Total Arkansas			55,497,900
	California – 5.5%
	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2020A:
1,225	5.000%, 6/01/31	6/30 at 100.00	A-	1,609,344
1,175	5.000%, 6/01/32	6/30 at 100.00	A-	1,527,700
635	5.000%, 6/01/33	6/30 at 100.00	A-	817,086
740	4.000%, 6/01/34	6/30 at 100.00	A-	879,468
1,050	4.000%, 6/01/35	6/30 at 100.00	A-	1,237,719
1,575	4.000%, 6/01/36	6/30 at 100.00	A-	1,841,474
375	4.000%, 6/01/37	6/30 at 100.00	A-	437,017
2,460	4.000%, 6/01/38	6/30 at 100.00	A-	2,857,487
700	4.000%, 6/01/39	6/30 at 100.00	A-	810,460
965	4.000%, 6/01/40	6/30 at 100.00	A-	1,113,639
7,480	California Health Facilities Financing Authority, Revenue Bonds, Adventist Health System/West, Series 2011A, 3.000%, 3/01/41 (Mandatory Put 3/01/24)	9/23 at 100.00	A+	7,949,894

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
	California Health Facilities Financing Authority, Revenue Bonds, Children's Hospital Los Angeles, Series 2017A:
$ 1,200	5.000%, 8/15/35	8/27 at 100.00	BBB+	$1,416,444
1,845	5.000%, 8/15/36	8/27 at 100.00	BBB+	2,170,347
32,985	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Series 2006C, 5.000%, 6/01/41 (Mandatory Put 11/01/29)	No Opt. Call	AA-	43,702,156
20,926	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series 2019-2, 4.000%, 3/20/33	No Opt. Call	BBB+	23,163,925
	California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien Series 2018A:
5,835	3.250%, 12/31/32 – AGM Insured (AMT)	6/28 at 100.00	AA	6,132,760
4,000	5.000%, 12/31/33 (AMT)	6/28 at 100.00	BBB-	4,708,680
5,000	5.000%, 12/31/34 (AMT)	6/28 at 100.00	BBB-	5,869,750
15,000	California Municipal Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Series 2004, 2.000%, 12/01/44 (Mandatory Put 12/01/20) (AMT)	No Opt. Call	A-	15,043,650
3,530	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Refunding Series 2015B-2, 3.125%, 11/01/40 (Mandatory Put 11/03/25) (AMT)	No Opt. Call	A-	3,899,203
16,835	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Series 2015A-1, 3.375%, 7/01/25 (AMT)	No Opt. Call	A-	18,593,416
12,305	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management, Inc Project, Refunding Series 2015B-1, 3.000%, 11/01/25 (AMT)	No Opt. Call	A-	13,450,718
1,400	California State Public Works Board, Lease Revenue Bonds, California State University, Various University Projects, Series 2010B-1, 5.375%, 3/01/25	11/20 at 100.00	Aa3	1,405,838
5,425	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A, 5.250%, 12/01/29	12/24 at 100.00	BB	6,020,882
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A:
1,500	5.000%, 12/01/27, 144A	6/26 at 100.00	BB	1,714,305
2,695	5.000%, 12/01/31, 144A	6/26 at 100.00	BB	3,022,469
4,200	5.000%, 12/01/36, 144A	6/26 at 100.00	BB	4,638,396
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2018A:
2,530	5.000%, 12/01/33, 144A	6/28 at 100.00	BB	2,894,775
3,790	5.250%, 12/01/38, 144A	6/28 at 100.00	BB	4,333,600
915	California Statewide Communities Development Authority, Revenue Bonds, Huntington Memorial Hospital, Refunding Series 2014B, 5.000%, 7/01/25	7/24 at 100.00	A-	1,052,213
10,000	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente, Series 2009C-1, 5.000%, 4/01/46 (Mandatory Put 11/01/29)	No Opt. Call	AA-	13,249,100
15,040	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente, Series 2009C-3, 5.000%, 4/01/45 (Mandatory Put 11/01/29)	No Opt. Call	AA-	19,926,646
303	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005G, 5.500%, 7/01/22 (6)	11/20 at 100.00	N/R	278,683

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
$ 5,010	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2004L, 5.000%, 4/01/38 (Mandatory Put 11/01/29)	No Opt. Call	AA-	$6,637,799
	Culver City Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Capital Appreciation Series 2011A:
7,475	0.000%, 11/01/26 (Pre-refunded 11/01/21)	11/21 at 66.91	AA- (7)	4,984,255
4,095	0.000%, 11/01/28 (Pre-refunded 11/01/21)	11/21 at 56.33	AA- (7)	2,298,687
	Delano, California, Certificates of Participation, Delano Regional Medical Center, Series 2012:
2,725	5.000%, 1/01/22 (ETM)	No Opt. Call	N/R (7)	2,882,178
2,860	5.000%, 1/01/23 (ETM)	No Opt. Call	N/R (7)	3,145,199
1,635	5.000%, 1/01/24 (Pre-refunded 1/01/23)	1/23 at 100.00	N/R (7)	1,798,042
1,325	5.000%, 1/01/25 (Pre-refunded 1/01/23)	1/23 at 100.00	N/R (7)	1,457,129
	El Dorado Union High School District, El Dorado County, California, General Obligation Bonds, Series 2020:
1,430	5.000%, 8/01/33 – AGM Insured	8/27 at 100.00	AA	1,793,735
2,200	5.000%, 8/01/34 – AGM Insured	8/27 at 100.00	AA	2,741,288
2,280	5.000%, 8/01/35 – AGM Insured	8/27 at 100.00	AA	2,828,340
26,270	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2018A-1, 3.500%, 6/01/36	6/22 at 100.00	BB-	26,634,628
1,300	Grant Joint Union High School District, Sacramento County, California, General Obligation Bonds, Capital Appreciation Election 2006 Series 2008, 0.000%, 8/01/26 – AGM Insured	No Opt. Call	A1	1,223,144
	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon Hills Improvement Area A & C, Series 2014C:
1,000	5.000%, 9/01/30	9/24 at 100.00	N/R	1,122,310
1,015	5.000%, 9/01/32	9/24 at 100.00	N/R	1,130,497
465	5.000%, 9/01/34	9/24 at 100.00	N/R	515,485
3,495	Lake Elsinore Redevelopment Agency, California, Special Tax Bonds, Community Facilities District 90-2, Series 2007A, 4.500%, 10/01/24 – AGM Insured	11/20 at 100.00	AA	3,505,765
2,015	Las Virgenes Unified School District, Los Angeles County, California, General Obligation Bonds, 2006 Election, Series 2009B, 0.000%, 8/01/27	No Opt. Call	Aa1	1,885,355
18,945	Los Angeles County, California, Tax and Revenue Anticipation Notes, Series 2020-21, 4.000%, 6/30/21	No Opt. Call	N/R	19,485,122
13,425	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2018D, 5.000%, 5/15/25 (AMT)	No Opt. Call	Aa3	15,929,971
5,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2014B, 5.000%, 7/01/43	1/24 at 100.00	Aa2	5,647,500
16,000	Los Angeles, California, General Obligation Bonds, Tax & Revenue Anticipation Notes, Series 2020, 4.000%, 6/24/21	No Opt. Call	N/R	16,445,920
	Los Angeles, California, Special Tax Bonds, Community Facilities District 4, Playa Vista Phase I, Series 2014:
1,060	5.000%, 9/01/24	No Opt. Call	A+	1,257,351
1,230	5.000%, 9/01/25	9/24 at 100.00	A+	1,453,712
985	5.000%, 9/01/26	9/24 at 100.00	A+	1,159,512

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
$ 400	Menifee Union School District Public Financing Authority, California, Special Tax Revenue Bonds, Series 2016A, 5.000%, 9/01/29 – BAM Insured	9/25 at 100.00	AA	$464,100
5,095	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/28 (8)	2/28 at 100.00	Aa1	5,912,646
12,565	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009A, 6.125%, 11/01/29	No Opt. Call	A	15,932,923
10,105	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009C, 6.125%, 11/01/29	No Opt. Call	A	12,820,416
375	Northern Inyo County Local Hospital District, Inyo County, California, Revenue Bonds, Series 2010, 6.000%, 12/01/21	12/20 at 100.00	B+	377,066
8,000	Palomar Pomerado Health, California, General Obligation Bonds, Convertible Capital Appreciation, Election 2004 Series 2010A, 6.750%, 8/01/40	8/30 at 100.00	A2	11,179,600
	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A:
1,815	0.000%, 8/01/21 – AGC Insured	No Opt. Call	AA	1,806,433
2,095	0.000%, 8/01/22 – AGC Insured	No Opt. Call	AA	2,069,902
4,085	0.000%, 8/01/23 – AGC Insured	No Opt. Call	AA	4,000,277
7,000	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates of Participation, Refunding Series 2011, 6.000%, 10/01/25 – AGM Insured	10/21 at 100.00	AA	7,380,310
5,350	Poway Unified School District, San Diego County, California, General Obligation Bonds, School Facilities Improvement District 2007-1, Series 2011A, 0.000%, 8/01/34	No Opt. Call	AA-	4,094,729
2,410	Riverside County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Refunding Series 2014A, 4.000%, 10/01/37 – AGM Insured	10/24 at 100.00	AA	2,582,725
	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B:
2,115	0.000%, 10/01/34	No Opt. Call	A	1,579,017
2,000	0.000%, 10/01/36	No Opt. Call	A	1,394,900
7,000	Riverside County, California, Tax and Revenue Anticipation Notes, Series 2020, 4.000%, 6/30/21	No Opt. Call	N/R	7,200,130
14,350	San Diego Association of Governments, California, Capital Grants Receipts Revenue Bonds, Mid-Coast Corridor Transit Project, Green Series 2019B, 1.800%, 11/15/27	11/26 at 100.00	A-	14,713,198
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2014A:
5,000	5.000%, 1/15/29	1/25 at 100.00	A-	5,723,750
24,000	5.000%, 1/15/34	1/25 at 100.00	A-	26,939,280
	Santa Ana Financing Authority, California, Lease Revenue Bonds, Police Administration and Housing Facility, Series 1994A:
1,855	6.250%, 7/01/24 (ETM)	No Opt. Call	Baa2 (7)	2,102,624
3,040	6.250%, 7/01/24	No Opt. Call	Baa2	3,454,170
	University of California, General Revenue Bonds, Limited Project Series 2018O:
4,595	5.000%, 5/15/32	5/28 at 100.00	AA-	5,929,664
3,635	5.000%, 5/15/33	5/28 at 100.00	AA-	4,660,288
2,030	Victor Elementary School District, San Bernardino County, California, General Obligation Bonds, Series 2002A, 0.000%, 8/01/23 – FGIC Insured	No Opt. Call	Aa3	1,996,891

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
$ 3,000	Victor Valley Union High School District, San Bernardino County, California, General Obligation Bonds, Series 2009A, 5.750%, 8/01/31 – AGC Insured	8/26 at 100.00	AA	$3,825,030
	Washington Township Health Care District, California, Revenue Bonds, Refunding Series 2015A:
1,540	5.000%, 7/01/24	No Opt. Call	Baa2	1,769,029
1,415	5.000%, 7/01/25	No Opt. Call	Baa2	1,668,158
1,450	3.250%, 7/01/27	7/25 at 100.00	Baa2	1,566,014
1,435	3.500%, 7/01/28	7/25 at 100.00	Baa2	1,557,678
1,355	3.750%, 7/01/29	7/25 at 100.00	Baa2	1,479,782
2,500	West Contra Costa Unified School District, Contra Costa County, California, General Obligation Bonds, Series 2008B, 6.000%, 8/01/25	No Opt. Call	AA-	3,149,225
450,489	Total California			505,062,123
	Colorado – 2.5%
	Arapahoe County School District 6, Littleton, Colorado, General Obligation Bonds, Series 2019A:
1,860	5.500%, 12/01/29	12/28 at 100.00	AA	2,530,604
1,250	5.500%, 12/01/30	12/28 at 100.00	AA	1,690,775
1,650	5.500%, 12/01/32	12/28 at 100.00	AA	2,205,555
1,250	5.500%, 12/01/33	12/28 at 100.00	AA	1,663,500
9,355	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding & Improvement Series 2017, 5.000%, 12/01/29, 144A	12/22 at 103.00	N/R	9,819,289
10,000	Colorado Bridge Enterprise, Revenue Bonds, Central 70 Project, Senior Series 2017, 4.000%, 6/30/51 (AMT)	12/27 at 100.00	A-	10,851,700
	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Regis University Project, Refunding Series 2016:
1,910	5.000%, 10/01/25	No Opt. Call	Baa2	2,144,682
1,235	5.000%, 10/01/30	10/25 at 100.00	Baa2	1,350,658
1,705	3.125%, 10/01/31	10/25 at 100.00	Baa2	1,655,043
5,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, AdventHealth Obligated Group, Series 2019A, 5.000%, 11/15/39	11/29 at 100.00	AA	6,283,300
4,045	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2009B-1, 5.000%, 7/01/29 (Pre-refunded 11/09/22)	11/22 at 100.00	BBB+ (7)	4,441,410
6,215	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2011A, 5.250%, 2/01/31 (Pre-refunded 2/01/21)	2/21 at 100.00	BBB+ (7)	6,318,853
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019A-1:
2,500	5.000%, 8/01/27	No Opt. Call	BBB+	3,085,025
6,205	5.000%, 8/01/28	No Opt. Call	BBB+	7,792,239
4,000	5.000%, 8/01/29	No Opt. Call	BBB+	5,108,720
5,915	5.000%, 8/01/30	8/29 at 100.00	BBB+	7,478,512
1,800	5.000%, 8/01/31	8/29 at 100.00	BBB+	2,262,546

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019A-2:
$ 6,475	5.000%, 8/01/27	No Opt. Call	BBB+	$7,990,215
7,020	5.000%, 8/01/28	No Opt. Call	BBB+	8,815,716
1,940	5.000%, 8/01/29	No Opt. Call	BBB+	2,477,729
2,025	5.000%, 8/01/30	8/29 at 100.00	BBB+	2,560,268
5,000	5.000%, 8/01/31	8/29 at 100.00	BBB+	6,284,850
10,990	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019B-1, 5.000%, 8/01/49 (Mandatory Put 8/01/25)	2/25 at 100.00	BBB+	12,774,336
12,420	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019B-2, 5.000%, 8/01/49 (Mandatory Put 8/01/26)	2/26 at 100.00	BBB+	14,810,229
350	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013, 5.500%, 6/01/33 (Pre-refunded 6/01/23)	6/23 at 100.00	N/R (7)	399,056
13,430	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Parkview Medical Center, Series 2016, 3.125%, 9/01/42	9/26 at 100.00	Baa1	13,649,849
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, SCL Health System, Refunding Series 2019A:
3,490	4.000%, 1/01/35	1/30 at 100.00	AA-	4,101,169
5,000	4.000%, 1/01/37	1/30 at 100.00	AA-	5,823,600
8,800	4.000%, 1/01/38	1/30 at 100.00	AA-	10,213,544
310	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Total Longterm Care National Obligated Group Project, Series 2010A, 5.250%, 11/15/20 (ETM)	No Opt. Call	N/R (7)	311,894
995	Colorado Housing and Finance Authority, Single Family Mortgage Bonds, Class I Series 2019E, 3.600%, 11/01/39	5/28 at 100.00	AAA	1,080,391
1,500	Delta County Memorial Hospital District, Colorado, Enterprise Revenue Bonds, Refunding Series 2010, 5.500%, 9/01/25	11/20 at 100.00	BB	1,505,220
11,000	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012B, 5.000%, 11/15/32	11/22 at 100.00	AA-	11,827,750
15,000	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2018A, 5.000%, 12/01/24 (AMT)	No Opt. Call	A+	17,489,550
10,670	Denver City and County, Colorado, Special Facilities Airport Revenue Bonds, United Airlines, Inc Project, Refunding Series 2017, 5.000%, 10/01/32 (AMT)	10/23 at 100.00	B	10,730,179
	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Refunding Senior Lien Series 2016:
1,500	5.000%, 12/01/31	12/26 at 100.00	Baa2	1,618,245
500	5.000%, 12/01/32	12/26 at 100.00	Baa2	538,525
625	5.000%, 12/01/33	12/26 at 100.00	Baa2	671,925
	Denver Urban Renewal Authority, Colorado, Tax Increment Revenue Bonds, 9th and Colorado Urban Redevelopment Area, Series 2018A:
1,950	5.250%, 12/01/39, 144A	12/23 at 103.00	N/R	2,009,845
820	5.250%, 12/01/39, 144A	12/23 at 103.00	N/R	845,166

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	El Paso County School District 20, Academy, Colorado, General Obligation Bonds, Refunding Series 2010:
$ 1,645	5.000%, 12/15/20	No Opt. Call	Aa2	$1,661,269
2,215	5.000%, 12/15/21	No Opt. Call	Aa2	2,344,600
1,530	5.000%, 12/15/22	12/21 at 100.00	Aa2	1,618,709
3,572	Johnstown Plaza Metropolitan District, Colorado, Special Revenue Bonds, Series 2016A, 5.125%, 12/01/31	12/21 at 103.00	N/R	3,669,337
500	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013, 5.000%, 12/01/20, 144A	No Opt. Call	N/R	502,065
900	Prairie Center Metropolitan District 7, Brighton, Adams County, Colorado, Limited Tax General Obligation Bonds, Series 2020, 4.125%, 12/15/36	12/25 at 103.00	N/R	908,073
1,020	Pueblo County School District 60, Pueblo, Colorado, General Obligation Bonds, Refunding Series 2009, 5.000%, 12/15/22	No Opt. Call	Aa2	1,128,355
975	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.000%, 1/15/41	11/20 at 100.00	Baa3	976,931
	Sand Creek Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2010A:
2,190	4.250%, 12/01/23	12/20 at 100.00	A	2,203,315
2,030	4.000%, 12/01/24	12/20 at 100.00	A	2,041,469
1,000	Spring Mesa Metropolitan District, Jefferson County, Colorado, General Obligation Bonds, Refunding Series 2015, 3.750%, 12/01/44 – AGC Insured	12/25 at 100.00	AA	1,063,200
205,282	Total Colorado			233,328,985
	Connecticut – 1.9%
3,890	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford HealthCare Issue, Series 2020A, 4.000%, 7/01/36	1/30 at 100.00	A+	4,486,687
1,920	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford HealthCare Issue, Series 2020B-1, 5.000%, 7/01/53 (Mandatory Put 1/01/25)	10/24 at 100.93	A+	2,265,178
5,570	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford HealthCare Issue, Series 2020B-2, 5.000%, 7/01/53 (Mandatory Put 1/01/27)	10/26 at 100.87	A+	6,942,727
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Nuvance Health Series 2019A:
4,000	4.000%, 7/01/34	7/29 at 100.00	A-	4,435,560
10,440	4.000%, 7/01/35	7/29 at 100.00	A-	11,531,189
5,000	4.000%, 7/01/36	7/29 at 100.00	A-	5,498,850
17,020	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2010A-4, 2.000%, 7/01/49 (Mandatory Put 2/08/22)	No Opt. Call	AAA	17,439,883
11,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2014A, 1.100%, 7/01/48 (Mandatory Put 2/07/23)	No Opt. Call	AAA	11,203,060
14,285	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2016A-1, 1.450%, 7/01/42 (Mandatory Put 7/01/22)	No Opt. Call	AAA	14,602,984
3,360	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2016A-2, 2.000%, 7/01/42 (Mandatory Put 7/01/26)	No Opt. Call	AAA	3,621,979
8,610	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2017B-2, 0.550%, 7/01/37 (Mandatory Put 7/03/23)	No Opt. Call	AAA	8,638,413

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Connecticut (continued)
$ 21,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Variable Rate Demand Obligations, Series 1999-U1, 2.000%, 7/01/33 (Mandatory Put 2/08/22)	No Opt. Call	AAA	$21,518,070
7,705	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-New Haven Health Issue, Series 2014D, 1.800%, 7/01/49 (Mandatory Put 7/01/24)	1/24 at 100.00	AA-	8,014,279
1,170	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2018D-1, 4.000%, 11/15/38	11/27 at 100.00	AAA	1,306,574
1,160	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2019B-1, 3.300%, 11/15/39	11/28 at 100.00	AAA	1,253,624
1,540	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2019E-1, 2.850%, 11/15/39	11/28 at 100.00	AAA	1,624,792
5,845	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2019F-1, 2.750%, 11/15/37	11/28 at 100.00	AAA	6,115,682
	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2020A-1:
3,500	2.450%, 5/15/38	5/29 at 100.00	AAA	3,563,595
9,670	3.500%, 11/15/45	5/29 at 100.00	AAA	10,804,968
820	Connecticut State, General Obligation Bonds, Refunding Series 2012C, 5.000%, 6/01/22	No Opt. Call	A1	885,346
1,360	Connecticut State, General Obligation Bonds, Refunding Series 2018C, 5.000%, 6/15/22	No Opt. Call	A1	1,470,908
15,000	Connecticut State, General Obligation Bonds, Refunding Series 2020B, 5.000%, 1/15/22	No Opt. Call	A1	15,926,250
2,570	Connecticut State, General Obligation Bonds, Series 2013E, 5.000%, 8/15/22	No Opt. Call	A1	2,800,066
5,035	Connecticut State, General Obligation Bonds, Series 2020A, 5.000%, 1/15/22	No Opt. Call	A1	5,345,911
1,790	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes, Refunding Series 20168C, 5.000%, 10/01/23	No Opt. Call	A+	2,039,902
	Stratford, Connecticut, General Obligation Bonds, Series 2014:
410	5.000%, 12/15/24	12/22 at 100.00	AA-	450,401
580	5.000%, 12/15/26	12/22 at 100.00	AA-	636,747
164,250	Total Connecticut			174,423,625
	Delaware – 0.1%
1,000	Delaware Health Facilities Authority, Revenue Bonds, Bayhealth Medical Center Project, Series 2017A, 4.000%, 7/01/35	7/27 at 100.00	AA	1,135,570
	Delaware Health Facilities Authority, Revenue Bonds, Nanticoke Memorial Hospital, Series 2013:
1,100	4.000%, 7/01/22 (ETM)	No Opt. Call	AA- (7)	1,171,665
3,995	5.000%, 7/01/28 (Pre-refunded 7/01/23)	7/23 at 100.00	AA- (7)	4,500,088
6,095	Total Delaware			6,807,323
	District of Columbia – 1.2%
3,880	District of Columbia Student Dormitory Revenue Bonds, Provident Group - Howard Properties LLC Issue, Series 2013, 5.000%, 10/01/30	10/22 at 100.00	BB-	3,838,562
3,710	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.500%, 5/15/33	No Opt. Call	A-	4,076,993
159,565	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 0.000%, 6/15/46	11/20 at 20.67	N/R	32,881,560

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	District of Columbia (continued)
$ 11,500	District of Columbia, Income Tax Secured Revenue Bonds, Refunding Series 2020B, 5.000%, 10/01/27	No Opt. Call	AAA	$14,995,885
3,500	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital improvement Projects, Refunding & Subordinate Lien Series 2019B, 4.000%, 10/01/37	10/29 at 100.00	A-	3,944,570
8,475	Metropolitan Washington DC Airports Authority, Airport System Revenue Bonds, Refunding Series 2016A, 4.000%, 10/01/35 (AMT)	10/26 at 100.00	Aa3	9,354,027
	Metropolitan Washington DC Airports Authority, Airport System Revenue Bonds, Refunding Series 2018A:
5,505	5.000%, 10/01/26 (AMT)	No Opt. Call	Aa3	6,794,491
4,150	5.000%, 10/01/28 (AMT)	No Opt. Call	Aa3	5,307,725
4,150	5.000%, 10/01/29 (AMT)	10/28 at 100.00	Aa3	5,253,817
	Metropolitan Washington DC Airports Authority, Airport System Revenue Bonds, Refunding Series 2020A Forward Delivery:
7,000	5.000%, 10/01/21 (AMT)	No Opt. Call	Aa3	7,320,880
10,000	5.000%, 10/01/22 (AMT)	No Opt. Call	Aa3	10,874,300
5,225	5.000%, 10/01/23 (AMT)	No Opt. Call	Aa3	5,904,198
1,250	Washington Metropolitan Area Transit Authority, District of Columbia, Gross Revenue Bonds, Series 2018, 5.000%, 7/01/25	No Opt. Call	AA-	1,513,600
227,910	Total District of Columbia			112,060,608
	Florida – 4.2%
4,170	Alachua County Health Facilities Authority, Florida, Health Facilties Revenue Bonds, Shands Teaching Hospital & Clinics, Inc at the University of Florida Project, Refunding Series 2019B-2, 5.000%, 12/01/37 (Mandatory Put 12/01/26)	6/26 at 100.00	A	5,066,759
12,835	Broward County School Board, Florida, Certificates of Participation, Series 2015A, 5.000%, 7/01/25	No Opt. Call	Aa3	15,394,556
	Broward County, Florida, Airport System Revenue Bonds, Series 2015A:
10,000	5.000%, 10/01/34 (AMT)	10/25 at 100.00	A1	11,524,000
15,135	5.000%, 10/01/35 (AMT)	10/25 at 100.00	A1	17,394,655
3,110	Broward County, Florida, Port Facilities Revenue Bonds, Series 2019B, 2.250%, 9/01/29 (AMT)	No Opt. Call	A1	2,882,286
	Cape Coral, Florida, Utility Improvement Assessment Bonds, Refunding Various Areas Series 2017:
920	2.250%, 9/01/23 – AGM Insured	No Opt. Call	AA	964,215
1,370	2.500%, 9/01/24 – AGM Insured	No Opt. Call	AA	1,467,791
1,315	2.750%, 9/01/25 – AGM Insured	No Opt. Call	AA	1,443,554
915	2.750%, 9/01/26 – AGM Insured	No Opt. Call	AA	1,015,677
685	3.000%, 9/01/27 – AGM Insured	No Opt. Call	AA	770,707
	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2015:
9,685	5.000%, 10/01/32	10/25 at 100.00	A+	11,659,190
7,325	5.000%, 10/01/33	10/25 at 100.00	A+	8,794,249
2,030	Capital Trust Agency, Florida, Educational Facilities Lease Revenue Bonds, Franklin Academy Projects, Series 2020, 5.000%, 12/15/35, 144A	7/26 at 100.00	N/R	2,183,407

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Citizens Property Insurance Corporation, Florida, Coastal Account Senior Secured Bonds, Series 2015A-1:
$ 16,445	5.000%, 6/01/22	12/21 at 100.00	AA	$17,320,532
14,640	5.000%, 6/01/25	12/24 at 100.00	AA	17,187,799
1,600	Citizens Property Insurance Corporation, Florida, Personal and Commercial Lines Account Bonds, Senior Secured Series 2012A-1, 5.000%, 6/01/21	No Opt. Call	AA	1,648,736
	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Hodges University, Refunding Series 2013:
1,805	4.750%, 11/01/23	No Opt. Call	BB+	1,837,382
1,860	6.000%, 11/01/33	11/23 at 100.00	BB+	1,954,916
1,000	Davie, Florida, Educational Facilities Revenue Bonds, Nova Southeastern University Project, Series 2013A, 6.000%, 4/01/42 (Pre-refunded 4/01/23)	4/23 at 100.00	A- (7)	1,142,780
370	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Classical Preparatory Incorporated Project, Series 2017A, 5.000%, 6/15/27, 144A	6/26 at 100.00	N/R	384,278
	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds, Virgin Trains USA Passenger Rail Project , Series 2019A:
44,460	6.375%, 1/01/49 (AMT) (Mandatory Put 1/01/26), 144A	11/20 at 105.00	N/R	38,507,251
36,435	6.500%, 1/01/49 (AMT) (Mandatory Put 1/01/29), 144A	11/20 at 105.00	N/R	31,574,935
3,275	Florida Governmental Utility Authority, Utility Revenue Bonds, Lake Aqua Utility System, Series 2013A, 4.250%, 10/01/33	10/22 at 100.00	A	3,483,421
2,755	Florida Governmental Utility Authority, Utility Revenue Bonds, Pasco Aqua Utility System, Series 2013A, 4.250%, 10/01/33 (Pre-refunded 10/01/22)	10/22 at 100.00	A3 (7)	2,976,144
	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova Southeastern University Project, Refunding Series 2016:
1,250	5.000%, 4/01/32	4/26 at 100.00	A-	1,430,638
1,750	5.000%, 4/01/33	4/26 at 100.00	A-	1,994,843
5,965	5.000%, 4/01/34	4/26 at 100.00	A-	6,765,563
4,290	5.000%, 4/01/35	4/26 at 100.00	A-	4,854,564
3,250	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2017-1, 3.600%, 7/01/37	1/27 at 100.00	Aaa	3,505,613
4,930	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2018-2, 4.050%, 7/01/38	1/28 at 100.00	Aaa	5,536,883
7,665	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2019-1, 3.000%, 7/01/39	7/28 at 100.00	Aaa	8,131,185
1,145	Florida Municipal Power Agency, Power Supply Revenue Bonds, All Requirements Project, Refunding Series 2016A, 5.000%, 10/01/30	10/26 at 100.00	AA-	1,405,751
	Florida State Board of Education, Public Education Capital Outlay Bonds, Series 2007D:
6,395	3.000%, 6/01/30	11/20 at 100.00	AAA	6,405,232
6,585	3.000%, 6/01/31	11/20 at 100.00	AAA	6,595,075
6,780	3.000%, 6/01/32	11/20 at 100.00	AAA	6,789,899
1,500	Florida State Department of Children and Families, Certificates of Participation, South Florida Evaluation Treatment Project, Series 2005, 5.000%, 10/01/25	11/20 at 100.00	AA+	1,505,850

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 12,569	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Refunding Series 2012, 2.025%, 11/15/26 (Mandatory Put 11/15/22)	8/22 at 101.00	N/R	$12,963,512
2,240	Jacksonville, Florida, Capital Improvement Revenue Bonds, Refunding Series 2012, 5.000%, 10/01/20	No Opt. Call	AA	2,240,000
1,940	Jacksonville, Florida, Special Revenue Bonds, Series 20120C, 5.000%, 10/01/24	10/22 at 100.00	AA	2,118,111
5,085	JEA, Florida, Electric System Revenue Bonds, Subordinated Series Three 2020A, 5.000%, 10/01/27	No Opt. Call	AA	6,486,579
7,005	Lee County, Florida, Airport Revenue Bonds, Refunding Series 2011A, 5.375%, 10/01/32 – AGM Insured (AMT)	8/21 at 100.00	AA	7,239,738
6,000	Miami-Dade County Educational Facilities Authority, Florida, Revenue Bonds, University of Miami, Series 2015A, 5.000%, 4/01/35	4/25 at 100.00	A-	6,759,960
5,560	Miami-Dade County Educational Facilities Authority, Florida, Revenue Bonds, University of Miami, Series 2018A, 5.000%, 4/01/53	4/28 at 100.00	A-	6,457,384
	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Refunding Series 2014B:
2,705	5.000%, 7/01/24	No Opt. Call	A	3,080,481
1,265	5.000%, 7/01/27	7/24 at 100.00	A	1,462,757
	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Refunding Series 2012A:
925	5.000%, 10/01/20 (AMT)	No Opt. Call	A2	925,000
5,175	5.000%, 10/01/22 (AMT)	No Opt. Call	A2	5,591,898
	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B:
3,000	5.000%, 10/01/24	11/20 at 100.00	A2	3,009,960
6,335	5.000%, 10/01/41	11/20 at 100.00	A2	6,356,032
	Miami-Dade County, Florida, Special Obligation Bonds, Capital Asset Acquisition, Series 2010E:
1,975	5.000%, 4/01/21	10/20 at 100.00	AA	1,980,056
5,015	5.250%, 4/01/30	10/20 at 100.00	AA	5,028,089
	Orlando, Florida, Tourist Development Tax Revenue Bonds, 6th Cent Contract Payments, Refunding Senior Series 2017A:
4,000	5.000%, 11/01/32 – AGM Insured	11/27 at 100.00	AA	4,868,520
2,000	5.000%, 11/01/34 – AGM Insured	11/27 at 100.00	AA	2,403,960
1,000	Osceola County, Florida, Transportation Revenue Bonds, Osceola Parkway, Refunding & Improvement Series 2019A-1, 5.000%, 10/01/44	10/29 at 100.00	BBB+	1,209,270
2,525	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Bonds, BRCH Corporation Obligated Group, Refunding Series 2014, 5.000%, 12/01/31 (Pre-refunded 12/01/24)	12/24 at 100.00	N/R (7)	3,012,224
4,235	Palm Beach County School Board, Florida, Certificates of Participation, Series 2014B, 5.000%, 8/01/22	No Opt. Call	Aa3	4,605,435

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Palm Beach County Solid Waste Authority, Florida, Revenue Bonds, Refunding Series 2011:
$ 175	5.000%, 10/01/25 (Pre-refunded 10/01/21)	10/21 at 100.00	N/R (7)	$183,274
9,825	5.000%, 10/01/25	10/21 at 100.00	AA+	10,288,543
4,830	South Florida Water Management District, Certificates of Participation, Series 2015, 5.000%, 10/01/33	4/26 at 100.00	AA	5,774,072
1,700	Tampa, Florida, Capital Improvement Cigarette Tax Allocation Bonds, H Lee Moffitt Cancer Center Project, Series 2020A, 0.000%, 9/01/34	9/30 at 86.77	A+	1,140,020
	Tampa, Florida, Cigarette Tax Allocation Bonds, H Lee Moffitt Cancer Center Project, Refunding & Capital Improvement Series 2012A:
635	5.000%, 9/01/22	No Opt. Call	A+	688,975
2,850	5.000%, 9/01/23	9/22 at 100.00	A+	3,090,882
1,270	3.125%, 9/01/24	9/22 at 100.00	A+	1,328,191
1,290	5.000%, 9/01/25	9/22 at 100.00	A+	1,393,174
1,500	5.000%, 9/01/27	9/22 at 100.00	A+	1,610,040
2,000	5.000%, 9/01/28	9/22 at 100.00	A+	2,139,680
6,150	4.000%, 9/01/33	9/22 at 100.00	A+	6,398,952
6,925	Tuscaloosa County Industrial Development Authority, Alabama, Gulf Opportunity Zone Bonds, Hunt Refining Project, Refunding Series 2019A, 4.500%, 5/01/32, 144A	5/29 at 100.00	N/R	7,460,926
365,349	Total Florida			382,796,011
	Georgia – 1.9%
5,010	Atlanta, Georgia, Airport General Revenue Bonds, Refunding Series 2010C, 5.875%, 1/01/24	1/21 at 100.00	Aa3	5,079,439
	Atlanta, Georgia, Airport General Revenue Bonds, Refunding Series 2012B:
1,500	5.000%, 1/01/28	1/22 at 100.00	Aa3	1,580,850
1,650	5.000%, 1/01/37	1/22 at 100.00	Aa3	1,727,517
	Atlanta, Georgia, Airport Passenger Facilities Charge and General Revenue Bonds, Refunding Subordinate Lien Series 2014A:
11,070	5.000%, 1/01/27	1/24 at 100.00	Aa3	12,595,225
4,280	5.000%, 1/01/29	1/24 at 100.00	Aa3	4,840,166
6,750	5.000%, 1/01/30	1/24 at 100.00	Aa3	7,624,125
14,810	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2018C, 4.000%, 11/01/37	11/27 at 100.00	Aa2	17,370,797
2,215	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company Vogtle Plant, First Series 2008, 1.650%, 11/01/48 (Mandatory Put 6/18/21)	No Opt. Call	A-	2,231,945
	Chatham County Hospital Authority, Georgia, Seven Mill Tax Pledge Revenue Bonds, Memorial Health University Medical Center, Inc, Refunding & Improvement Series 2012A:
3,340	5.000%, 1/01/23 (Pre-refunded 1/01/22)	1/22 at 100.00	N/R (7)	3,537,427
5,560	5.000%, 1/01/24 (Pre-refunded 1/01/22)	1/22 at 100.00	N/R (7)	5,888,652
8,990	5.000%, 1/01/25 (Pre-refunded 1/01/22)	1/22 at 100.00	N/R (7)	9,521,399

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Georgia (continued)
$ 14,665	Columbus Medical Center Hospital Authority, Georgia, Revenue Anticipation Certificates, Piedmont Health, Series 2019B, 5.000%, 7/01/54 (Mandatory Put 7/01/29)	1/29 at 100.00	AA-	$18,533,480
	Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2018A:
3,590	3.600%, 12/01/33	6/27 at 100.00	AAA	3,939,881
6,045	3.850%, 12/01/38	6/27 at 100.00	AAA	6,612,928
1,850	Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2018B, 3.800%, 12/01/33	12/27 at 100.00	AAA	1,957,577
	Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2019A:
2,910	3.050%, 12/01/34	6/28 at 100.00	AAA	3,154,382
4,000	3.350%, 12/01/39	6/28 at 100.00	AAA	4,334,440
8,285	Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2019B, 2.950%, 12/01/39	12/28 at 100.00	AAA	8,772,324
6,350	Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Sub Series 2015A-1, 3.700%, 12/01/35	12/24 at 100.00	AAA	6,758,876
26,600	Main Street Natural Gas Inc, Georgia, Gas Supply Revenue Bonds, Series 2019B, 4.000%, 8/01/49 (Mandatory Put 12/02/24)	9/24 at 100.43	Aa1	30,187,010
10,620	Main Street Natural Gas Inc, Georgia, Gas Supply Revenue Bonds, Series 2019C, 4.000%, 3/01/50 (Mandatory Put 9/01/26)	6/26 at 100.50	A3	12,340,865
2,785	Municipal Gas Authority of Georgia, Gas Revenue Bonds, Gas Portfolio III Project, Series 2014U, 5.000%, 10/01/21	No Opt. Call	AA-	2,917,260
152,875	Total Georgia			171,506,565
	Guam – 0.1%
4,060	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.500%, 7/01/43 (Pre-refunded 7/01/23)	7/23 at 100.00	A- (7)	4,640,783
	Hawaii – 0.7%
8,310	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaiian Electric Company, Inc and Subsidiary Projects, Refunding Series 2019, 3.200%, 7/01/39	7/29 at 100.00	Baa2	8,486,006
10,785	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaiian Electric Company, Inc and Subsidiary Projects, Series 2017A, 3.100%, 5/01/26 (AMT)	No Opt. Call	A-	11,470,171
	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Queens Health Systems, Series 2015A:
5,500	5.000%, 7/01/26	7/25 at 100.00	AA-	6,535,155
4,510	5.000%, 7/01/27	7/25 at 100.00	AA-	5,333,391
7,825	5.000%, 7/01/28	7/25 at 100.00	AA-	9,188,584
9,180	5.000%, 7/01/29	7/25 at 100.00	AA-	10,724,260
15,450	HAWAIIAN ELECTRIC COMPANY INC and Its Subsidiaries, Special Purpose Revenue Bonds, Deparment of Budget and Finance of the State of Hawaii, Series 2015, 3.250%, 1/01/25 (AMT)	No Opt. Call	A-	16,385,806
61,560	Total Hawaii			68,123,373
	Idaho – 0.3%
560	Boise City, Idaho, Airport Revenue Bonds, Aircraft Maintenance Facilities Project, Subordinate Series 2015, 3.750%, 9/01/32 (AMT)	9/25 at 100.00	A2	597,654

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Idaho (continued)
$ 3,100	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke's Health System Project, Series 2014A, 4.125%, 3/01/37	3/24 at 100.00	A-	$3,284,264
1,000	Idaho Housing and Finance Association, Nonprofit Facilities Revenue Bonds, Victory Charter School, Inc Project, Refunding Series 2016A, 5.000%, 7/01/39	7/26 at 100.00	BBB-	1,093,570
1,800	Idaho Housing and Finance Association, Single Family Mortgage Revenue Bonds, Series 2019C, 2.900%, 7/01/39	1/29 at 100.00	Aa1	1,881,576
	Madison County School District 321, Idaho, General Obligation Bonds, Sales Tax and Credit Enhancement Guaranty, Refunding Series 2014B:
2,595	5.000%, 8/15/21	No Opt. Call	Aaa	2,704,769
2,710	5.000%, 8/15/22	No Opt. Call	Aaa	2,955,797
12,005	Nez Perce County, Idaho, Pollution Control Revenue Bonds, Potlatch Corporation Project, Refunding Series 2016, 2.750%, 10/01/24	No Opt. Call	BBB-	12,223,971
23,770	Total Idaho			24,741,601
	Illinois – 11.0%
2,015	Bartlett, Illinois, Tax Increment Revenue Bonds, Barlett Quarry Redev Project, Senior Lien Series 2016, 4.000%, 1/01/24	1/22 at 100.00	N/R	1,989,551
4,700	Berwyn, Cook County, Illinois, General Obligation Bonds, Series 2014A, 5.000%, 12/01/34	12/24 at 100.00	BBB	4,978,240
	Bolingbrook, Will and DuPage Counties, Illinois, General Obligation Bonds, Refunding Series 2013A:
2,800	0.000%, 1/01/30 (Pre-refunded 7/01/23)	7/23 at 72.73	A2 (7)	2,016,868
2,550	0.000%, 1/01/31 (Pre-refunded 7/01/23)	7/23 at 68.95	A2 (7)	1,741,293
2,750	0.000%, 1/01/32 (Pre-refunded 7/01/23)	7/23 at 65.29	A2 (7)	1,778,178
4,000	0.000%, 1/01/33 (Pre-refunded 7/01/23)	7/23 at 61.69	A2 (7)	2,444,000
	Cary, Illinois, Special Tax Bonds, Special Service Area 1, Refunding Series 2016:
429	2.150%, 3/01/23 – BAM Insured	No Opt. Call	AA	444,581
444	2.350%, 3/01/24 – BAM Insured	No Opt. Call	AA	467,274
952	2.700%, 3/01/26 – BAM Insured	3/25 at 100.00	AA	1,011,395
1,040	2.900%, 3/01/28 – BAM Insured	3/25 at 100.00	AA	1,102,972
959	3.050%, 3/01/30 – BAM Insured	3/25 at 100.00	AA	1,014,689
	Cary, Illinois, Special Tax Bonds, Special Service Area 2, Refunding Series 2016:
585	2.150%, 3/01/23 – BAM Insured	No Opt. Call	AA	606,247
610	2.350%, 3/01/24 – BAM Insured	No Opt. Call	AA	641,976
959	2.700%, 3/01/26 – BAM Insured	3/25 at 100.00	AA	1,018,832
1,419	2.900%, 3/01/28 – BAM Insured	3/25 at 100.00	AA	1,504,920
1,444	3.050%, 3/01/30 – BAM Insured	3/25 at 100.00	AA	1,527,853
29,585	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2016, 6.000%, 4/01/46	4/27 at 100.00	A-	34,268,010
	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2017:
1,860	5.000%, 4/01/33	4/27 at 100.00	A-	2,044,884
1,000	5.000%, 4/01/42	4/27 at 100.00	A-	1,083,880
1,150	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2018, 5.000%, 4/01/37	4/28 at 100.00	A-	1,267,185

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 10,900	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017B, 7.000%, 12/01/42, 144A	12/27 at 100.00	BB-	$13,556,766
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017C:
3,125	5.000%, 12/01/27	No Opt. Call	BB	3,531,844
12,385	5.000%, 12/01/30	12/27 at 100.00	BB	13,749,951
2,600	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017D, 5.000%, 12/01/31	12/27 at 100.00	BB	2,872,454
8,925	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017H, 5.000%, 12/01/36	12/27 at 100.00	BB	9,691,390
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2018A:
9,745	4.000%, 12/01/21	No Opt. Call	BB	9,976,931
5,795	4.000%, 12/01/22	No Opt. Call	BB	6,016,775
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2018C:
1,200	5.000%, 12/01/22	No Opt. Call	BB	1,271,148
2,885	5.000%, 12/01/23	No Opt. Call	BB	3,119,695
2,300	5.000%, 12/01/24	No Opt. Call	BB	2,526,297
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2019A:
1,860	0.000%, 12/01/25	No Opt. Call	BB	1,605,515
2,545	0.000%, 12/01/26	No Opt. Call	BB	2,113,470
19,585	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2017A, 7.000%, 12/01/46, 144A	12/27 at 100.00	BB-	24,203,535
5,950	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Second Lien Series 2020A, 5.000%, 12/01/45	12/29 at 100.00	A+	7,083,951
	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011:
3,530	5.250%, 12/01/25 (Pre-refunded 12/01/21)	12/21 at 100.00	AA (7)	3,739,258
3,235	5.250%, 12/01/26 (Pre-refunded 12/01/21)	12/21 at 100.00	AA (7)	3,426,771
	Chicago, Illinois, General Airport Revenue Bonds, O'Hare International Airport, Refunding Senior Lien Series 2015A:
5,710	5.000%, 1/01/33 (AMT)	1/25 at 100.00	A	6,530,984
4,225	5.000%, 1/01/34 (AMT)	1/25 at 100.00	A	4,824,992
	Chicago, Illinois, General Airport Revenue Bonds, O'Hare International Airport, Senior Lien Series 2018B:
2,500	5.000%, 1/01/36	1/29 at 100.00	A	3,037,450
3,000	5.000%, 1/01/37	1/29 at 100.00	A	3,631,200
4,000	5.000%, 1/01/38	1/29 at 100.00	A	4,826,640
17,605	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A, 6.000%, 1/01/38	1/27 at 100.00	BBB+	19,257,229

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C:
$ 2,080	5.000%, 1/01/23 (ETM)	No Opt. Call	N/R (7)	$2,300,272
4,745	5.000%, 1/01/23	No Opt. Call	BBB+	4,935,037
7,600	5.000%, 1/01/24	No Opt. Call	BBB+	7,989,956
4,440	5.000%, 1/01/25	No Opt. Call	BBB+	4,716,212
1,940	5.000%, 1/01/26	No Opt. Call	BBB+	2,077,274
1,525	Cook County Community College District 508, Illinois, General Obligation Bonds, Chicago City Colleges, Series 2013, 5.000%, 12/01/24	12/23 at 100.00	A+	1,630,134
	Cook County, Illinois, General Obligation Bonds, Refunding Series 2012C:
2,600	5.000%, 11/15/20	No Opt. Call	A+	2,613,390
2,780	5.000%, 11/15/21	No Opt. Call	A+	2,913,690
2,400	5.000%, 11/15/22	No Opt. Call	A+	2,606,928
	Cook County, Illinois, General Obligation Bonds, Refunding Series 2016A:
5,250	5.000%, 11/15/20	No Opt. Call	A+	5,277,037
2,260	5.000%, 11/15/21	No Opt. Call	A+	2,368,683
	Effingham and Clay Counties Community Unit School District Number 40, Effingham, Illinois, General Obligation Bonds, School Series 2019A:
1,000	4.000%, 12/01/30 – BAM Insured	12/27 at 100.00	AA	1,153,580
1,000	4.000%, 12/01/34 – BAM Insured	12/27 at 100.00	AA	1,125,130
1,395	4.000%, 12/01/35 – BAM Insured	12/27 at 100.00	AA	1,563,781
1,455	4.000%, 12/01/36 – BAM Insured	12/27 at 100.00	AA	1,625,351
500	Huntley, Illinois, Special Tax Bonds, Special Service Area 10, Refunding Series 2017, 2.800%, 3/01/25 – BAM Insured	No Opt. Call	AA	538,425
	Huntley, Illinois, Special Tax Bonds, Special Service Area 9, Refunding Series 2017:
873	2.400%, 3/01/23 – BAM Insured	No Opt. Call	AA	907,361
923	2.600%, 3/01/24 – BAM Insured	No Opt. Call	AA	975,611
1,022	3.000%, 3/01/26 – BAM Insured	No Opt. Call	AA	1,118,548
1,052	3.150%, 3/01/27 – BAM Insured	3/26 at 100.00	AA	1,145,197
6,815	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Refunding Series 2008A-2, 4.000%, 11/01/30	No Opt. Call	AA	7,777,278
7,370	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Refunding Series 2008A-3, 5.000%, 11/01/30	No Opt. Call	AA	8,869,574
1,070	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Refunding Series 2014, 5.000%, 8/01/23	No Opt. Call	AA	1,200,904
8,500	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Series 2008A-1, 4.000%, 11/01/30	No Opt. Call	AA	9,701,305
3,235	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Series 2012, 5.000%, 6/01/42 (Pre-refunded 6/01/22)	6/22 at 100.00	AA (7)	3,495,062
6,400	Illinois Finance Authority, Revenue Bonds, Ann & Robert H Lurie Children's Hospital of Chicago, Refunding Series 2017, 4.000%, 8/15/39	8/27 at 100.00	AA	7,192,064
2,000	Illinois Finance Authority, Revenue Bonds, Art Institute of Chicago, Series 2016, 5.000%, 3/01/30	3/26 at 100.00	AA-	2,401,920

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Illinois Finance Authority, Revenue Bonds, Ascension Health/fkaPresence Health Network, Series 2016C:
$ 2,400	3.625%, 2/15/32	2/27 at 100.00	AA+	$2,640,672
10,000	3.750%, 2/15/34	2/27 at 100.00	AA+	11,069,100
70	4.000%, 2/15/41 (Pre-refunded 2/15/27)	2/27 at 100.00	N/R (7)	85,242
1,505	4.000%, 2/15/41 (Pre-refunded 2/15/27)	2/27 at 100.00	N/R (7)	1,832,699
32,420	4.000%, 2/15/41	2/27 at 100.00	AA+	35,869,812
13,685	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2012, 5.000%, 9/01/27	9/22 at 100.00	AA+	14,691,669
	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A:
475	5.000%, 9/01/26	9/24 at 100.00	AA+	552,135
1,205	5.000%, 9/01/27	9/24 at 100.00	AA+	1,394,342
775	5.000%, 9/01/29	9/24 at 100.00	AA+	888,352
2,450	5.000%, 9/01/34	9/24 at 100.00	AA+	2,771,170
2,825	4.625%, 9/01/39	9/24 at 100.00	AA+	3,122,981
7,015	5.000%, 9/01/42	9/24 at 100.00	AA+	7,811,132
	Illinois Finance Authority, Revenue Bonds, Ingalls Health System, Series 2013:
1,390	5.000%, 5/15/23 (Pre-refunded 5/15/22)	5/22 at 100.00	A1 (7)	1,487,244
1,120	5.000%, 5/15/25 (Pre-refunded 5/15/22)	5/22 at 100.00	A1 (7)	1,198,355
1,175	5.000%, 5/15/26 (Pre-refunded 5/15/22)	5/22 at 100.00	A1 (7)	1,257,203
	Illinois Finance Authority, Revenue Bonds, Memorial Health System, Series 2019:
2,500	5.000%, 4/01/31	4/29 at 100.00	AA-	3,180,000
1,300	5.000%, 4/01/32	4/29 at 100.00	AA-	1,643,369
4,500	5.000%, 4/01/34	4/29 at 100.00	AA-	5,633,640
7,610	5.000%, 4/01/36	4/29 at 100.00	AA-	9,455,577
5,205	Illinois Finance Authority, Revenue Bonds, Mercy Health Corporation, Series 2016, 5.000%, 12/01/24	No Opt. Call	A3	6,061,951
	Illinois Finance Authority, Revenue Bonds, Northwest Community Hospital, Refunding Series 2016A:
2,370	5.000%, 7/01/33	7/26 at 100.00	A	2,774,440
3,170	5.000%, 7/01/34	7/26 at 100.00	A	3,702,592
5,000	5.000%, 7/01/35	7/26 at 100.00	A	5,824,350
	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2015A:
1,000	5.000%, 11/15/27	11/25 at 100.00	A	1,185,420
1,885	5.000%, 11/15/28	11/25 at 100.00	A	2,221,642
2,000	5.000%, 11/15/29	11/25 at 100.00	A	2,347,520
2,950	Illinois Finance Authority, Revenue Bonds, Roosevelt University, Series 2007, 5.400%, 4/01/27	11/20 at 100.00	N/R	2,951,652
	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2015C:
2,215	5.000%, 8/15/35	8/25 at 100.00	A3	2,508,598
5,000	5.000%, 8/15/44	8/25 at 100.00	A3	5,542,750

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Illinois FInance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises, Inc, Refunding Series 2017C:
$ 1,150	5.000%, 3/01/32	3/27 at 100.00	AA-	$1,383,761
2,750	5.000%, 3/01/33	3/27 at 100.00	AA-	3,293,317
1,650	5.000%, 3/01/34	3/27 at 100.00	AA-	1,969,803
1,800	4.000%, 3/01/35	3/27 at 100.00	AA-	2,017,602
1,785	Illinois Health Facilities Authority, Revenue Bonds, Advocate Healthcare Network, Series 2003A Remarketing 07/21/16, 1.375%, 11/15/22	7/21 at 101.00	AA	1,800,958
5,280	Illinois Housing Development Authority, Revenue Bonds, Series 2019D, 2.950%, 10/01/39	4/29 at 100.00	Aaa	5,626,051
	Illinois State, General Obligation Bonds, February Series 2014:
4,000	5.000%, 2/01/23	No Opt. Call	BBB-	4,195,320
5,730	5.000%, 2/01/24	No Opt. Call	BBB-	6,099,986
4,780	5.000%, 2/01/25	2/24 at 100.00	BBB-	5,073,827
4,675	5.000%, 2/01/26	2/24 at 100.00	BBB-	4,948,768
6,000	5.000%, 2/01/27	2/24 at 100.00	BBB-	6,327,840
2,495	Illinois State, General Obligation Bonds, June Series 2016, 3.500%, 6/01/29	6/26 at 100.00	BBB-	2,465,958
1,800	Illinois State, General Obligation Bonds, May Series 2014, 5.000%, 5/01/32	5/24 at 100.00	BBB-	1,864,260
1,120	Illinois State, General Obligation Bonds, May Series 2020, 5.500%, 5/01/30	No Opt. Call	BBB-	1,282,109
12,200	Illinois State, General Obligation Bonds, November Series 2016, 5.000%, 11/01/26	No Opt. Call	BBB-	13,384,254
5,840	Illinois State, General Obligation Bonds, November Series 2017C, 5.000%, 11/01/29	11/27 at 100.00	BBB-	6,226,491
	Illinois State, General Obligation Bonds, November Series 2017D:
4,040	5.000%, 11/01/21	No Opt. Call	BBB-	4,149,120
26,395	5.000%, 11/01/23	No Opt. Call	BBB-	27,849,101
4,480	5.000%, 11/01/24	No Opt. Call	BBB-	4,775,456
5,580	5.000%, 11/01/25	No Opt. Call	BBB-	6,001,290
4,870	3.250%, 11/01/26	No Opt. Call	BBB-	4,798,508
3,695	5.000%, 11/01/26	No Opt. Call	BBB-	3,991,893
11,410	5.000%, 11/01/27	No Opt. Call	BBB-	12,385,441
4,760	5.000%, 11/01/28	11/27 at 100.00	BBB-	5,120,713
10,000	Illinois State, General Obligation Bonds, November Series 2019A, 5.000%, 11/01/22	No Opt. Call	BBB-	10,468,100
2,000	Illinois State, General Obligation Bonds, November Series 2019B, 5.000%, 11/01/30	11/29 at 100.00	BBB-	2,191,800
1,600	Illinois State, General Obligation Bonds, Refunding September Series 2018B, 5.000%, 10/01/32	10/28 at 100.00	BBB-	1,712,016
	Illinois State, General Obligation Bonds, Refunding Series 2012:
6,205	5.000%, 8/01/21	No Opt. Call	BBB-	6,353,796
15,265	5.000%, 8/01/22	No Opt. Call	BBB-	15,971,159
285	5.000%, 8/01/25	8/22 at 100.00	BBB-	294,927
2,870	Illinois State, General Obligation Bonds, Series 2012, 4.000%, 9/01/21	No Opt. Call	BBB-	2,919,852
12,210	Illinois State, General Obligation Bonds, Series 2012A, 4.000%, 1/01/22	No Opt. Call	BBB-	12,477,033

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Illinois State, General Obligation Bonds, Series 2013:
$ 5,520	5.500%, 7/01/25	7/23 at 100.00	BBB-	$5,877,751
2,835	5.500%, 7/01/26	7/23 at 100.00	BBB-	3,005,979
2,085	5.500%, 7/01/27	7/23 at 100.00	BBB-	2,204,575
7,535	5.250%, 7/01/29	7/23 at 100.00	BBB-	7,864,581
	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien Series 2014A:
9,595	5.000%, 12/01/21	No Opt. Call	AA-	10,101,136
3,345	5.000%, 12/01/22	No Opt. Call	AA-	3,671,171
4,110	5.000%, 1/01/33	1/23 at 100.00	AA-	4,486,147
	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien Series 2016A:
6,980	5.000%, 12/01/31	1/26 at 100.00	AA-	8,336,354
7,895	5.000%, 12/01/32	1/26 at 100.00	AA-	9,393,629
	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien Series 2018A:
8,500	5.000%, 1/01/25	No Opt. Call	AA-	10,029,490
14,315	5.000%, 1/01/26	No Opt. Call	AA-	17,381,273
	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2014B:
11,000	5.000%, 1/01/36	1/24 at 100.00	AA-	12,360,480
6,115	5.000%, 1/01/37	1/24 at 100.00	AA-	6,862,987
11,670	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2014D, 5.000%, 1/01/24	No Opt. Call	AA-	13,326,440
10,550	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2015B, 5.000%, 1/01/37	1/26 at 100.00	AA-	12,446,784
	Kane County Community Unit School District 304 Geneva, Illinois, General Obligation Bonds, Series 2007A:
1,955	9.000%, 1/01/22 – AGM Insured (ETM)	No Opt. Call	AA (7)	2,165,769
6,615	9.000%, 1/01/22 – AGM Insured	No Opt. Call	Aa2	7,331,735
285	9.000%, 1/01/23 – AGM Insured (ETM)	No Opt. Call	AA (7)	340,130
965	9.000%, 1/01/23 – AGM Insured	No Opt. Call	Aa2	1,148,118
1,210	9.000%, 1/01/25 (ETM)	No Opt. Call	AA (7)	1,645,951
3,940	9.000%, 1/01/25 – AGM Insured	No Opt. Call	Aa2	5,321,206
	Kendall, Kane, and Will Counties Community Unit School District 308 Oswego, Illinois, General Obligation Bonds, Refunding School Series 2016:
5,020	5.000%, 2/01/34	2/26 at 100.00	AA-	5,919,132
3,465	5.000%, 2/01/35	2/26 at 100.00	AA-	4,077,820

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	LaSalle and Bureau Counties High School District 120 LaSalle-Peru, Illinois, General Obligation Bonds, School Building Series 2017:
$ 1,140	5.000%, 12/01/24 – BAM Insured	No Opt. Call	AA	$1,344,049
1,485	5.000%, 12/01/30 – BAM Insured	12/26 at 100.00	AA	1,841,489
1,165	5.000%, 12/01/31 – BAM Insured	12/26 at 100.00	AA	1,441,524
1,645	5.000%, 12/01/32 – BAM Insured	12/26 at 100.00	AA	2,032,134
1,725	5.000%, 12/01/33 – BAM Insured	12/26 at 100.00	AA	2,127,494
1,815	5.000%, 12/01/34 – BAM Insured	12/26 at 100.00	AA	2,234,828
	LaSalle County, Illinois, General Obligation Bonds, Self-Insurance Series 2019:
1,845	4.000%, 12/01/27	No Opt. Call	Aa2	2,223,170
1,925	4.000%, 12/01/28	12/27 at 100.00	Aa2	2,314,601
1,560	4.000%, 12/01/29	12/27 at 100.00	Aa2	1,854,512
	Madison County Community Unit School District 7 Edwardsville, Illinois, General Obligation Bonds, Series 2017A:
2,430	5.000%, 12/01/28	12/25 at 100.00	AA	2,924,797
2,500	5.000%, 12/01/29	12/25 at 100.00	AA	3,006,275
1,500	Madison, Macoupin, Jersey, Calhoun, Morgan, Scott, and Greene Counties Community College District 536, Illinois, General Obligation Bonds, Lewis & Clark Community College, Refunding Series 2017A, 5.000%, 11/01/31 – AGM Insured	11/26 at 100.00	AA	1,836,375
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2012B:
5,285	5.000%, 12/15/28	6/22 at 100.00	BBB	5,518,174
1,700	0.000%, 12/15/51	No Opt. Call	BBB	430,253
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2017B:
1,810	0.000%, 12/15/37 (8)	No Opt. Call	BBB	1,262,204
9,045	0.000%, 12/15/42 (8)	6/38 at 100.00	BBB	6,220,427
6,000	0.000%, 12/15/47 (8)	6/38 at 100.00	BBB	4,080,600
1,470	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2020B, 5.000%, 6/15/42	12/30 at 100.00	BBB	1,669,655
28,425	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 12/15/29 – NPFG Insured	No Opt. Call	BBB	21,766,444
	Montgomery, Illinois, Lakewood Creek Project Special Assessment Bonds, Series 2018:
445	3.100%, 3/01/26 – BAM Insured	No Opt. Call	AA	488,628
459	3.200%, 3/01/27 – BAM Insured	No Opt. Call	AA	510,018
355	3.300%, 3/01/28 – BAM Insured	3/27 at 100.00	AA	393,070
621	3.450%, 3/01/30 – BAM Insured	3/27 at 100.00	AA	684,808
500	Morton Grove, Illinois, Tax Increment Revenue Bonds, Sawmill Station Redevelopment Project, Senior Lien Series 2019, 4.250%, 1/01/29	1/26 at 100.00	N/R	484,730
2,270	Peroia Public Building Commission, Illinois, School District Facility Revenue Bonds, Peoria County School District 150 Project, Series 2011, 0.000%, 12/01/24	No Opt. Call	A	2,161,744
1,494	Plano, Illinois, Special Tax Bonds, Special Service Area 1 & 2 Lakewood Springs Project, Refunding Series 2014, 5.000%, 3/01/29 – AGM Insured	3/24 at 100.00	AA	1,675,282

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Quad Cities Regional Economic Development Authority, Illinois, Revenue Bonds, Augustana College, Series 2012:
$ 295	5.000%, 10/01/23	10/22 at 100.00	Baa1	$312,682
350	5.000%, 10/01/24	10/22 at 100.00	Baa1	369,999
	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010:
7,785	5.250%, 6/01/21	No Opt. Call	A	8,030,227
12,395	5.500%, 6/01/23 (Pre-refunded 6/01/21)	6/21 at 100.00	N/R (7)	12,839,113
	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2017:
3,940	5.000%, 6/01/25	No Opt. Call	A	4,697,386
5,010	5.000%, 6/01/26	No Opt. Call	A	6,139,905
3,000	5.000%, 6/01/27	6/26 at 100.00	A	3,648,300
	Round Lake, Lake County, Illinois, Special Tax Bonds, Lakewood Grove Special Service Areas 1, 3 & 4, Refunding Series 2017:
1,283	3.700%, 3/01/29 – BAM Insured	3/27 at 100.00	AA	1,443,170
1,073	3.800%, 3/01/30 – BAM Insured	3/27 at 100.00	AA	1,200,408
1,897	4.000%, 3/01/33 – BAM Insured	3/27 at 100.00	AA	2,104,759
	Sales Tax Securitization Corporation, Illinois, Sales Tax Securitzation Bonds, Second Lien Series 2020A:
2,425	5.000%, 1/01/36	1/30 at 100.00	AA-	2,922,246
2,435	5.000%, 1/01/37 – BAM Insured	1/30 at 100.00	AA	2,937,754
	Southwestern Illinois Development Authority, Health Facility Revenue Bonds, Memorial Group, Inc, Series 2013:
2,565	7.125%, 11/01/43 (Pre-refunded 11/01/23)	11/23 at 100.00	N/R (7)	3,092,595
2,415	7.625%, 11/01/48 (Pre-refunded 11/01/23)	11/23 at 100.00	N/R (7)	2,948,667
2,695	Southwestern Illinois Development Authority, Local Government Program Revenue Bonds, Southwestern Illinois Flood District Council Project, Series 2016B, 4.000%, 10/15/40	10/25 at 100.00	A-	2,931,190
	Southwestern Illinois Development Authority, Local Government Program Revenue Bonds, Southwestern Illinois Flood District Council Project, Series 2020:
925	4.000%, 4/15/34	4/30 at 100.00	AA-	1,106,855
1,225	4.000%, 10/15/35	4/30 at 100.00	AA-	1,456,648
	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015:
85	5.000%, 3/01/22	No Opt. Call	A	90,482
7,805	5.000%, 3/01/33	3/25 at 100.00	A	9,133,021
13,960	5.000%, 3/01/34 – AGM Insured	3/25 at 100.00	AA	16,322,172
11,055	5.000%, 3/01/40 – AGM Insured	3/25 at 100.00	AA	12,801,358
	Sterling, Whiteside County, Illinois, General Obligation Bonds, Alternate Revenue Source, Series 2012:
3,205	4.000%, 11/01/21	No Opt. Call	A+	3,330,348
2,830	4.000%, 11/01/22	No Opt. Call	A+	3,037,609

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Will and Kendall Counties Community Consolidated School District 202 Plainfield, Illinois, General Obligation Bonds, Series 2016C:
$ 9,760	5.000%, 1/01/22	No Opt. Call	Aa2	$10,334,376
3,355	5.000%, 1/01/23	No Opt. Call	Aa2	3,694,526
3,295	5.000%, 1/01/24	No Opt. Call	Aa2	3,768,426
4,215	5.000%, 1/01/25	No Opt. Call	Aa2	4,981,203
5,675	Will County Community High School District 210 Lincoln-Way, Illinois, General Obligation Bonds, Series 2013B, 0.000%, 1/01/30	No Opt. Call	Baa2	4,271,913
5,000	Will County, Illinois, General Obligation Bonds, Alternate Revenue Source, Series 2016, 5.000%, 11/15/41	11/25 at 100.00	AA+	5,917,750
	Winnebago-Boone Counties School District 205 Rockford, Illinois, General Obligation Bonds, Series 2013:
4,070	0.000%, 2/01/25	No Opt. Call	A+	3,857,994
3,855	0.000%, 2/01/26	No Opt. Call	A+	3,584,071
927,018	Total Illinois			1,006,025,973
	Indiana – 3.3%
500	Carmel Redevelopment Authority, Indiana, County Option Income Tax Lease Rental Revenue Bonds, Refunding Series 2014B, 5.000%, 1/01/21	No Opt. Call	AA	506,030
10,000	Indiana Bond Bank, Advance Funding Program Notes, Series 2020A, 3.000%, 1/11/21	No Opt. Call	N/R	10,070,700
3,500	Indiana Finance Authority, Educational Facilities Revenue Bonds, University of Indianapolis Project, Series 2017, 5.000%, 10/01/43	4/27 at 100.00	BBB+	3,841,005
5,770	Indiana Finance Authority, Hospital Revenue Bonds, Goshen Health, Series 2019B, 2.100%, 11/01/49 (Mandatory Put 11/01/26)	5/26 at 100.00	A-	6,095,947
12,500	Indiana Finance Authority, Hospital Revenue Bonds, Indiana Unversity Health Obligation Group, Refunding 2015B, 1.650%, 12/01/42 (Mandatory Put 7/01/22)	1/22 at 100.00	AA	12,703,625
	Indiana Finance Authority, Hospital Revenue Bonds, Major Hospital Project, Series 2014A:
1,130	3.500%, 10/01/26	10/23 at 100.00	A	1,183,788
500	5.000%, 10/01/29	10/23 at 100.00	A	540,190
4,000	Indiana Finance Authority, Lease Appropriation Bonds, Stadium Project, Refunding Series 2015A, 5.250%, 2/01/37	8/25 at 100.00	AA+	4,589,640
5,300	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2011B, 5.250%, 10/01/24 – AGM Insured	10/21 at 100.00	AA	5,557,209
	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2014A:
715	5.000%, 10/01/22	No Opt. Call	AA	782,768
620	5.000%, 10/01/23	No Opt. Call	AA	706,558
625	5.000%, 10/01/24	No Opt. Call	AA	739,575
1,545	5.000%, 10/01/25	10/24 at 100.00	AA	1,830,763
1,710	5.000%, 10/01/26	10/24 at 100.00	AA	2,019,373
10,000	5.000%, 10/01/40	10/24 at 100.00	AA	11,503,200
8,000	Indiana Finance Authority, Water Utility Revenue Bonds, Citizens Energy Group Project, First Lien Series 2014A, 2.950%, 10/01/22	7/22 at 100.00	AA-	8,346,240

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Indiana (continued)
$ 3,940	Indiana Housing and Community Development Authority, Single Family Mortgage Revenue Bonds, Series 2020A, 2.750%, 7/01/40	7/29 at 100.00	Aaa	$4,133,139
	Indiana Municipal Power Agency, Power Supply System Revenue Bonds, Series 2013A:
2,750	5.250%, 1/01/33 (Pre-refunded 7/01/23)	7/23 at 100.00	A+ (7)	3,128,648
2,505	5.250%, 1/01/34 (Pre-refunded 7/01/23)	7/23 at 100.00	A+ (7)	2,849,914
	Indianapolis Local Public Improvement Bond Bank, Indiana, Airport Authority Project Revenue Bonds, Refunding Series 2019D:
9,005	5.000%, 1/01/25 (AMT)	No Opt. Call	A1	10,436,705
4,030	5.000%, 1/01/26 (AMT)	No Opt. Call	A1	4,790,461
11,000	5.000%, 1/01/28 (AMT)	No Opt. Call	A1	13,595,230
5,000	5.000%, 1/01/29 (AMT)	No Opt. Call	A1	6,270,600
16,500	Indianapolis Local Public Improvement Bond Bank, Indiana, Revenue Bonds, Fieldhouse Project, Series 2019B, 1.450%, 6/01/21	11/20 at 100.00	N/R	16,500,990
2,800	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Refunding Series 2006, 5.500%, 7/01/21 – NPFG Insured	No Opt. Call	AA	2,911,832
5,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Series 2007B, 5.250%, 7/01/23 – NPFG Insured	No Opt. Call	AA	5,667,800
	Indianapolis, Indiana, Gas Utility Distribution System Revenue Bonds, Refunding 2nd Lien Series 2013A:
7,900	5.250%, 8/15/28	8/23 at 100.00	AA	8,957,257
10,000	5.250%, 8/15/29	8/23 at 100.00	AA	11,237,800
	Indianapolis, Indiana, Gas Utility Distribution System Revenue Bonds, Refunding 2nd Lien Series 2017A:
12,520	5.000%, 8/15/26	No Opt. Call	AA	15,689,563
6,695	5.000%, 8/15/27	No Opt. Call	AA	8,591,359
	Indianapolis, Indiana, Thermal Energy System Revenue Bonds, Refunding First Lien Series 2014A:
500	5.000%, 10/01/27	10/24 at 100.00	A+	580,240
720	5.000%, 10/01/28	10/24 at 100.00	A+	830,930
1,000	5.000%, 10/01/29	10/24 at 100.00	A+	1,149,420
1,360	5.000%, 10/01/31	10/24 at 100.00	A+	1,551,542
1,215	5.000%, 10/01/33	10/24 at 100.00	A+	1,382,293
	Knox County, Indiana, Economic Development Revenue and Refunding Bonds, Good Samaritan Hospital Project, Series 2012A:
1,675	5.000%, 4/01/21	No Opt. Call	Ba1	1,704,011
940	5.000%, 4/01/22	No Opt. Call	Ba1	988,814
2,015	5.000%, 4/01/24	4/22 at 100.00	Ba1	2,114,561

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Indiana (continued)
	Lake County Building Corporation, Indiana, First Mortgage Bonds, Series 2012:
$ 250	4.750%, 2/01/21	No Opt. Call	N/R	$253,613
500	4.750%, 8/01/21	No Opt. Call	N/R	518,140
500	5.000%, 2/01/22	No Opt. Call	N/R	519,650
500	5.000%, 8/01/22	2/22 at 100.00	N/R	519,450
500	5.000%, 8/01/23	2/22 at 100.00	N/R	518,765
500	5.000%, 2/01/24	2/22 at 100.00	N/R	517,205
33,040	Richmond Hospital Authority, Indiana, Revenue Bonds, Reid Hospital Project, Refunding Series 2018B, 5.000%, 1/01/36	1/27 at 100.00	A-	37,887,629
	Southwest Allen Multi School Building Corporation, Allen County, Indiana, First Mortgage Bonds, Series 2020:
650	4.000%, 7/15/24 (WI/DD, Settling 10/01/20)	No Opt. Call	AA+	739,609
550	4.000%, 1/15/25 (WI/DD, Settling 10/01/20)	No Opt. Call	AA+	634,156
460	Southwind Housing Inc, Evansville, Indiana, First Mortgage Revenue Bonds, Series 1978A, 7.125%, 11/15/21 (ETM)	11/20 at 100.00	N/R (7)	480,530
	Vanderburgh County,Indiana, Redevelopment District Tax Increment Revenue bonds, Refunding Series 2014:
1,040	5.000%, 2/01/25	8/24 at 100.00	A	1,214,356
1,000	5.000%, 2/01/26	8/24 at 100.00	A	1,165,470
1,805	5.000%, 2/01/27	8/24 at 100.00	A	2,096,760
1,750	5.000%, 2/01/29	8/24 at 100.00	A	2,019,273
2,700	5.000%, 2/01/31	8/24 at 100.00	A	3,104,244
5,635	Whiting, Indiana, Environmental Facilities Refunding Revenue Bonds, BP Products North America Inc Project, Refunidng Series 2019A, 5.000%, 12/01/44 (Mandatory Put 6/05/26) (AMT)	No Opt. Call	A1	6,899,832
25,005	Whiting, Indiana, Environmental Facilities Revenue Bonds, BP Products North America Inc Project, Series 2015, 5.000%, 11/01/45 (Mandatory Put 11/01/22) (AMT)	No Opt. Call	A1	27,281,705
20,625	Whiting, Indiana, Environmental Facilities Revenue Bonds, BP Products North America Inc Project, Series 2016A, 5.000%, 3/01/46 (Mandatory Put 3/01/23) (AMT)	No Opt. Call	A1	22,775,981
272,495	Total Indiana			305,226,088
	Iowa – 1.0%
	Fort Dodge Community School District, Webster County, Iowa, School Infrastructure Sales, Services, and Use Tax Revenue Bonds, Series 2011:
1,830	5.000%, 1/01/23 – AGM Insured (Pre-refunded 1/01/21)	1/21 at 100.00	AA (7)	1,851,978
1,890	5.000%, 1/01/24 – AGM Insured (Pre-refunded 1/01/21)	1/21 at 100.00	AA (7)	1,912,699
1,520	5.000%, 1/01/25 – AGM Insured (Pre-refunded 1/01/21)	1/21 at 100.00	AA (7)	1,538,255
1,000	5.000%, 1/01/26 – AGM Insured (Pre-refunded 1/01/21)	1/21 at 100.00	AA (7)	1,012,010
10,000	Iowa Finance Authority, Health Facilities Revenue Bonds, UnityPoint Health Project, Series 2013A, 5.250%, 2/15/44 (Pre-refunded 2/15/23)	2/23 at 100.00	AA- (7)	11,200,700
	Iowa Finance Authority, Healthcare Revenue Bonds, Genesis Health System, Series 2013A:
8,655	5.000%, 7/01/27	7/23 at 100.00	A1	9,578,921
6,840	5.000%, 7/01/28	7/23 at 100.00	A1	7,541,921

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Iowa (continued)
$ 4,190	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Refunding Series 2019, 3.125%, 12/01/22	12/20 at 103.00	BB-	$4,249,163
1,955	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.250%, 12/01/25	12/23 at 100.00	BB-	2,063,737
4,770	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2016, 5.875%, 12/01/26, 144A	11/20 at 104.00	BB-	4,966,142
6,445	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2018A, 5.250%, 12/01/50 (Mandatory Put 12/01/33)	12/22 at 103.00	BB-	6,722,393
2,000	Iowa Finance Authority, Single Family Mortgage Revenue Bonds, Series 2019D, 2.600%, 7/01/37	1/29 at 100.00	AAA	2,035,880
	Iowa Finance Authority, Single Family Mortgage Revenue Bonds, Series 2020A:
5,000	2.700%, 1/01/40	7/29 at 100.00	AAA	5,212,750
14,855	3.750%, 1/01/50	7/29 at 100.00	AAA	16,639,086
	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
13,170	5.375%, 6/01/38	11/20 at 100.00	B-	13,363,994
2,350	5.500%, 6/01/42	11/20 at 100.00	B-	2,384,616
30	5.625%, 6/01/46	11/20 at 100.00	B-	30,442
1,940	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	11/20 at 100.00	B-	1,968,576
88,440	Total Iowa			94,273,263
	Kansas – 0.6%
14,655	Burlington, Kansas, Environmental Improvement Revenue Bonds, Kansas City Power and Light Company Project, Refunding Series 1993A, 2.950%, 12/01/23	4/23 at 101.00	A+	15,540,015
11,000	Burlington, Kansas, Environmental Improvement Revenue Bonds, Kansas City Power and Light Company Project, Refunding Series 1993B, 2.950%, 12/01/23	4/23 at 101.00	A+	11,661,540
4,335	Olathe, Kansas, General Obligation Bonds, Temporary Notes Series 2020A, 3.000%, 8/01/21	No Opt. Call	N/R	4,431,237
10,170	Wichita, Kansas, Hospital Facilities Revenue Refunding and Improvement Bonds, Via Christi Health System Inc, Series 2011A-IV, 5.000%, 11/15/29 (Pre-refunded 11/15/21)	11/21 at 100.00	N/R (7)	10,703,722
5,265	Wyandotte County/Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Improvement Series 2012B, 5.000%, 9/01/37 (Pre-refunded 9/01/22)	9/22 at 100.00	A (7)	5,746,432
	Wyandotte County/Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Refunding & Improvement Series 2014A:
1,925	5.000%, 9/01/21	No Opt. Call	A	2,007,871
660	5.000%, 9/01/22	No Opt. Call	A	718,357
1,505	5.000%, 9/01/23	No Opt. Call	A	1,705,632
49,515	Total Kansas			52,514,806

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Kentucky – 1.8%
	Ashland, Kentucky, Medical Center Revenue Bonds, Ashland Hospital Corporation d/b/a King's Daughters Medical Center Project, Refunding Series 2019:
$ 450	4.000%, 2/01/33	2/30 at 100.00	BBB-	$483,106
500	4.000%, 2/01/34	2/30 at 100.00	BBB-	533,495
180	4.000%, 2/01/35	2/30 at 100.00	BBB-	191,405
1,110	4.000%, 2/01/36	2/30 at 100.00	BBB-	1,176,800
3,200	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Health, Refunding Series 2017A, 5.000%, 6/01/37	6/27 at 100.00	Baa3	3,531,904
1,875	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Medical Health System, Series 2015A, 4.500%, 6/01/46	6/25 at 100.00	Baa3	1,913,925
10	Kentucky Economic Development Finance Authority, Revenue Bonds, Catholic Health Initiatives, Refunding Series 2009B, 2.700%, 5/01/39 (Mandatory Put 11/10/21)	No Opt. Call	BBB+	10,201
7,000	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State Lease Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.250%, 6/01/28	6/21 at 100.00	A1	7,185,360
	Louisville Regional Airport Authority, Kentucky, Airport System Revenue Bonds, Refunding Series 2014A:
1,320	5.000%, 7/01/26 (AMT)	7/24 at 100.00	A+	1,508,971
3,280	5.000%, 7/01/28 (AMT)	7/24 at 100.00	A+	3,736,576
	Louisville/Jefferson County Metro Government, Kentucky, Revenue Bonds, Catholic Health Initiatives, Series 2012A:
5,000	5.000%, 12/01/27 (Pre-refunded 6/01/22)	6/22 at 100.00	BBB+ (7)	5,393,200
10,175	5.000%, 12/01/35	6/22 at 100.00	N/R	10,975,162
3,800	5.000%, 12/01/35 (Pre-refunded 6/01/22)	6/22 at 100.00	BBB+ (7)	4,098,832
8,500	Louisville-Jefferson County Metropolitan Government, Kentucky, Environmental Facilities Revenue, Louisville Gas & Electric Company Project, Refunding Series 2007B, 1.650%, 6/01/33 (Mandatory Put 6/01/21)	No Opt. Call	A1	8,552,785
	Murray, Kentucky, Hospital Facilities Revenue Bonds, Murray-Calloway County Public Hospital Corporation Project, Refunding Series 2016:
1,005	5.000%, 8/01/25	No Opt. Call	Ba2	1,161,931
1,060	5.000%, 8/01/26	No Opt. Call	Ba2	1,246,412
1,110	5.000%, 8/01/27	8/26 at 100.00	Ba2	1,299,976
1,165	5.000%, 8/01/28	8/26 at 100.00	Ba2	1,354,872
1,230	5.000%, 8/01/29	8/26 at 100.00	Ba2	1,419,752
2,935	5.000%, 8/01/37	8/26 at 100.00	Ba2	3,274,521
15,000	Owen County, Kentucky, Waterworks System Revenue Bonds, Kentucky-American Water Company Project, Refunding Series 2019A, 2.450%, 6/01/39 (Mandatory Put 10/01/29)	No Opt. Call	A	16,142,550

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Kentucky (continued)
	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc Project, Improvement and Refunding Series 2011:
$ 290	6.000%, 3/01/22 (Pre-refunded 3/01/21)	3/21 at 100.00	Baa2 (7)	$296,943
965	6.000%, 3/01/22 (Pre-refunded 3/01/21)	3/21 at 100.00	Baa2 (7)	988,102
305	6.250%, 3/01/23 (Pre-refunded 3/01/21)	3/21 at 100.00	Baa2 (7)	312,616
1,015	6.250%, 3/01/23 (Pre-refunded 3/01/21)	3/21 at 100.00	Baa2 (7)	1,040,344
340	6.250%, 3/01/24 (Pre-refunded 3/01/21)	3/21 at 100.00	Baa2 (7)	348,490
1,115	6.250%, 3/01/24 (Pre-refunded 3/01/21)	3/21 at 100.00	Baa2 (7)	1,142,841
17,020	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018A, 4.000%, 4/01/48 (Mandatory Put 4/01/24)	1/24 at 100.37	A3	18,795,696
24,355	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018B, 4.000%, 1/01/49 (Mandatory Put 1/01/25)	10/24 at 100.24	A1	27,305,365
11,000	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018C-1, 4.000%, 12/01/49 (Mandatory Put 6/01/25)	3/25 at 100.19	A	12,455,410
10,000	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2019C-1, 4.000%, 2/01/50 (Mandatory Put 2/01/28)	11/27 at 100.47	A	11,757,700
	University of Kentucky, General Receipts Bonds, Refunding Series 2018A:
6,945	3.000%, 10/01/34	4/26 at 100.00	AA	7,391,008
5,000	3.125%, 10/01/37	4/26 at 100.00	AA	5,302,050
148,255	Total Kentucky			162,328,301
	Louisiana – 2.5%
	Calcasieu Parish Memorial Hospital Service District, Louisiana, Revenue Bonds, Lake Charles Memorial Hospital, Refunding Series 2019:
14,510	5.000%, 12/01/34	12/29 at 100.00	BB+	16,120,610
10,250	5.000%, 12/01/39	12/29 at 100.00	BB+	11,144,107
	East Baton Rouge Sewerage Commission, Louisiana, Revenue Bonds, Refunding Series 2014B:
980	5.000%, 2/01/23	No Opt. Call	AA-	1,088,359
565	5.000%, 2/01/24	No Opt. Call	AA-	653,428
805	5.000%, 2/01/25	No Opt. Call	AA-	964,615
585	Jefferson Parish Hospital Service District 2, Louisiana, Hospital Revenue Bonds, East Jefferson General Hospital, Refunding Series 2011, 6.250%, 7/01/31	7/21 at 100.00	B	602,217
475	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Refunding Series 2012, 5.000%, 6/01/24 – AGM Insured (Pre-refunded 6/01/22)	6/22 at 100.00	AA (7)	512,772
	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Refunding Series 2016A:
17,490	5.000%, 6/01/25	No Opt. Call	A1	20,790,188
16,740	5.000%, 6/01/26	No Opt. Call	A1	20,442,888

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, East Baton Rouge Sewerage Commission Projects, Subordinate Lien Series 2014A:
$ 2,280	5.000%, 2/01/28 (Pre-refunded 2/01/24)	2/24 at 100.00	A+ (7)	$2,639,784
2,850	5.000%, 2/01/29 (Pre-refunded 2/01/24)	2/24 at 100.00	A+ (7)	3,299,730
2,000	5.000%, 2/01/30 (Pre-refunded 2/01/24)	2/24 at 100.00	A+ (7)	2,315,600
17,830	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Projects, Refunding Series 2017, 3.500%, 11/01/32	11/27 at 100.00	Baa2	19,063,836
5,430	Louisiana Offshore Terminal Authority, Deepwater Port Revenue Bonds, Loop LLC Project, Series 2007A, 1.650%, 9/01/27 (Mandatory Put 12/01/23)	No Opt. Call	A3	5,455,738
5,250	Louisiana Offshore Terminal Authority, Deepwater Port Revenue Bonds, Loop LLC Project, Series 2013C, 1.650%, 9/01/34 (Mandatory Put 12/01/23)	No Opt. Call	A3	5,274,885
	Louisiana Publc Facilities Authority, Lousiana, Revenue Bonds, Ochsner Clinic Foundation Project, Refunding Series 2017:
1,280	5.000%, 5/15/28	5/27 at 100.00	A3	1,573,542
1,000	5.000%, 5/15/29	5/27 at 100.00	A3	1,221,890
1,155	5.000%, 5/15/30	5/27 at 100.00	A3	1,404,168
1,750	5.000%, 5/15/31	5/27 at 100.00	A3	2,117,622
3,210	5.000%, 5/15/42	5/27 at 100.00	A3	3,756,085
1,000	Louisiana Public Facilities Authority, Revenue Bonds, Archdiocese of New Orleans, Refunding Series 2017, 5.000%, 7/01/37 (6)	7/27 at 100.00	Caa1	740,000
3,210	Louisiana Public Facilities Authority, Revenue Bonds, Entergy Louisiana, LLC Project, Refunding Series 2016A, 3.375%, 9/01/28	3/21 at 100.00	A	3,248,584
	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Refunding Series 2016:
25	5.000%, 5/15/30 (Pre-refunded 5/15/26)	5/26 at 100.00	N/R (7)	31,163
1,055	5.000%, 5/15/30	5/26 at 100.00	A3	1,252,813
35	5.000%, 5/15/32 (Pre-refunded 5/15/26)	5/26 at 100.00	N/R (7)	43,629
3,410	5.000%, 5/15/32	5/26 at 100.00	A3	4,015,241
40	5.000%, 5/15/33 (Pre-refunded 5/15/26)	5/26 at 100.00	N/R (7)	49,861
3,660	5.000%, 5/15/33	5/26 at 100.00	A3	4,292,521
2,980	Louisiana Stadium and Exposition District, Revenue Bonds, Bond Anticipation Notes Series 2020, 5.000%, 7/03/23	1/23 at 100.00	AA-	3,153,108
	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A:
1,050	5.000%, 7/01/22	No Opt. Call	AA-	1,101,755
3,120	5.000%, 7/01/29	7/23 at 100.00	AA-	3,274,721
1,000	5.000%, 7/01/30	7/23 at 100.00	AA-	1,047,250
4,000	5.000%, 7/01/31	7/23 at 100.00	AA-	4,180,440
3,835	5.000%, 7/01/32	7/23 at 100.00	AA-	3,998,639
15,000	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Refunding Series 2012A-1, 4.000%, 5/01/31	5/22 at 100.00	Aa2	15,705,000

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
	Louisiana State, Unclaimed Property Special Revenue Bonds, Interstate 49 North Project, Series 2013:
$ 1,165	5.000%, 9/01/29	9/23 at 100.00	A+	$1,284,110
5,070	5.000%, 9/01/31	9/23 at 100.00	A+	5,573,907
4,000	5.000%, 9/01/32	9/23 at 100.00	A+	4,392,240
	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2012:
3,940	5.000%, 12/01/20	No Opt. Call	AA-	3,970,771
5,400	5.000%, 12/01/21	No Opt. Call	AA-	5,698,566
	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2015:
1,000	5.000%, 12/01/22	No Opt. Call	AA-	1,101,860
870	5.000%, 12/01/23	No Opt. Call	AA-	996,698
1,020	5.000%, 12/01/24	No Opt. Call	AA-	1,209,975
480	5.000%, 12/01/25	No Opt. Call	AA-	586,963
795	5.000%, 12/01/27	12/25 at 100.00	AA-	964,248
	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014:
250	5.000%, 6/01/24	No Opt. Call	A	289,355
605	5.000%, 6/01/25	6/24 at 100.00	A	701,957
500	5.000%, 6/01/26	6/24 at 100.00	A	578,700
600	5.000%, 6/01/27	6/24 at 100.00	A	692,010
380	5.000%, 6/01/28	6/24 at 100.00	A	436,761
580	5.000%, 6/01/29	6/24 at 100.00	A	664,976
	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Series 2015:
410	5.000%, 6/01/30	6/25 at 100.00	A	484,321
775	5.000%, 6/01/32	6/25 at 100.00	A	907,758
1,000	5.000%, 6/01/33	6/25 at 100.00	A	1,167,910
1,040	5.000%, 6/01/35	6/25 at 100.00	A	1,208,043
500	Port New Orleans Board of Commissioners, Louisiana, Revenue Bonds, Port Facilities, Refunding Series 2013B, 5.000%, 4/01/30 (Pre-refunded 4/01/23) (AMT)	4/23 at 100.00	A (7)	555,505
6,585	Saint Charles Parish, Louisiana, Gulf Opportunity Zone Revenue Bonds, Valero Project, Series 2010, 4.000%, 12/01/40 (Mandatory Put 6/01/22)	No Opt. Call	BBB	6,865,784
3,265	Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, LP Project, Series 2010B, 6.100%, 12/01/40 (Mandatory Put 6/01/30), 144A	No Opt. Call	BB-	3,864,552
3,405	Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, LP Project, Series 2011, 5.850%, 8/01/41 (Mandatory Put 6/01/25), 144A	No Opt. Call	BB-	3,729,496

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
	Shreveport, Louisiana, Water and Sewer Revenue Bonds, Junior Lien Series 2019B:
$ 630	3.000%, 12/01/22 – AGM Insured	No Opt. Call	AA	$665,463
760	5.000%, 12/01/26 – AGM Insured	No Opt. Call	AA	946,565
1,465	5.000%, 12/01/29 – AGM Insured	12/28 at 100.00	AA	1,881,206
1,000	5.000%, 12/01/30 – AGM Insured	12/28 at 100.00	AA	1,276,570
975	5.000%, 12/01/31 – AGM Insured	12/28 at 100.00	AA	1,237,704
1,150	5.000%, 12/01/32 – AGM Insured	12/28 at 100.00	AA	1,450,668
1,630	4.000%, 12/01/33 – AGM Insured	12/28 at 100.00	AA	1,922,960
5,980	3.000%, 12/01/35 – AGM Insured	12/28 at 100.00	AA	6,481,244
2,075	4.000%, 12/01/36 – AGM Insured	12/28 at 100.00	AA	2,421,380
565	4.000%, 12/01/44 – AGM Insured	12/28 at 100.00	AA	645,168
209,720	Total Louisiana			233,432,183
	Maine – 0.5%
1,100	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2013, 5.000%, 7/01/43	7/23 at 100.00	BBB	1,145,903
	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2016A:
4,220	4.000%, 7/01/41	7/26 at 100.00	BBB	4,313,895
5,660	4.000%, 7/01/46	7/26 at 100.00	BBB	5,729,788
	Maine Health and Higher Educational Facilities Authority Revenue Bonds, MaineHealth Issue, Series 2020A:
1,175	4.000%, 7/01/37	7/30 at 100.00	A+	1,369,803
1,500	4.000%, 7/01/38	7/30 at 100.00	A+	1,742,460
2,000	4.000%, 7/01/39	7/30 at 100.00	A+	2,315,460
1,590	4.000%, 7/01/40	7/30 at 100.00	A+	1,834,908
	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical Center, Series 2011:
1,000	6.750%, 7/01/36	7/21 at 100.00	BB	1,023,390
3,850	6.750%, 7/01/41	7/21 at 100.00	BB	3,938,126
1,210	6.950%, 7/01/41	7/21 at 100.00	BB	1,239,464
10,000	Maine State Housing Authority, Multifamily Mortgage Purchase Bonds, Series 2020B, 2.350%, 11/15/40	11/28 at 100.00	AA+	10,142,100
6,280	Maine State Housing Authority, Single Family Mortgage Purchase Bonds, Series 2020D, 2.550%, 11/15/40	5/29 at 100.00	AA+	6,432,667
290	Portland, Maine, General Airport Revenue Bonds, Refunding Series 2013, 5.000%, 7/01/22	No Opt. Call	BBB+	310,929
39,875	Total Maine			41,538,893
	Maryland – 1.6%
	Baltimore County, Maryland, Revenue Bonds, Oak Crest Village, Series 2016:
1,270	3.250%, 1/01/31	1/26 at 100.00	A	1,320,978
3,365	5.000%, 1/01/37	1/26 at 100.00	A	3,732,458

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Maryland (continued)
	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017:
$ 1,160	5.000%, 9/01/26	No Opt. Call	BB-	$1,054,950
1,760	5.000%, 9/01/27	No Opt. Call	BB-	1,596,971
2,780	5.000%, 9/01/29	9/27 at 100.00	BB-	2,499,998
1,000	5.000%, 9/01/30	9/27 at 100.00	BB-	896,810
1,365	5.000%, 9/01/31	9/27 at 100.00	BB-	1,223,327
1,135	5.000%, 9/01/32	9/27 at 100.00	BB-	1,015,677
145	5.000%, 9/01/34	9/27 at 100.00	BB-	129,479
1,500	5.000%, 9/01/39	9/27 at 100.00	BB-	1,328,505
1,000	5.000%, 9/01/46	9/27 at 100.00	BB-	880,900
	Baltimore, Maryland, Revenue Bonds, Water Projects, Series 2013A:
500	5.000%, 7/01/21	No Opt. Call	AA-	518,100
1,000	5.000%, 7/01/26	1/24 at 100.00	AA-	1,143,470
1,715	5.000%, 7/01/27	1/24 at 100.00	AA-	1,954,465
4,000	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2019A, 3.750%, 9/01/39	3/28 at 100.00	Aa1	4,393,120
22,420	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2019C, 3.000%, 9/01/39	3/29 at 100.00	Aa1	23,666,328
10,250	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2020A, 2.500%, 9/01/40	3/29 at 100.00	Aa1	10,422,508
12,500	Maryland Economic Development Corporation, Pollution Control Revenue Bonds, Potomac Electric Power Company, Refunding Series 2019, 1.700%, 9/01/22	No Opt. Call	A-	12,766,000
19,130	Maryland Economic Development Corporation, Private Activity Revenue Bonds RSA, Purple Line Light Rail Project, Green Bonds, Series 2016A, 5.000%, 3/31/24 (AMT)	11/21 at 100.00	B	19,045,254
1,000	Maryland Economic Development Corporation, Student Housing Revenue Bonds, University of Maryland, College Park Project, Refunding Series 2016, 5.000%, 6/01/28 – AGM Insured	6/26 at 100.00	AA	1,192,930
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Center, Series 2016A:
780	5.000%, 7/01/32	7/26 at 100.00	BBB+	893,248
2,250	5.000%, 7/01/33	7/26 at 100.00	BBB+	2,566,733
1,650	5.000%, 7/01/34	7/26 at 100.00	BBB+	1,878,047
2,000	5.000%, 7/01/35	7/26 at 100.00	BBB+	2,270,300
1,570	5.000%, 7/01/36	7/26 at 100.00	BBB+	1,776,989
7,825	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Western Maryland Health, Series 2014, 5.250%, 7/01/25 (Pre-refunded 7/01/24)	7/24 at 100.00	N/R (7)	9,251,106
6,315	Maryland Health and HIgher Educational Facilities Authority, University of Maryland Medical Systems Revenue Bonds, Series 2020B-2, 5.000%, 7/01/45 (Mandatory Put 7/01/27)	1/27 at 100.00	A	7,842,788
9,805	Maryland State, General Obligation Bonds, State and Local Facilities Loan, First Series 2016, 4.000%, 6/01/27	6/24 at 100.00	AAA	11,087,984
385	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Ingleside King Farm Project, TEMPS 85 Series 2017C-1, 3.500%, 11/01/26	11/20 at 100.00	B-	377,543

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Maryland (continued)
	Washington Suburban Sanitary District, Montgomery and Prince George's Counties, Maryland, General Obligation Bonds, Consolidated Public Improvement, Green Second Series 2020:
$ 1,125	5.000%, 12/01/25	No Opt. Call	AAA	$1,396,406
1,180	5.000%, 12/01/26	No Opt. Call	AAA	1,510,388
	Washington Suburban Sanitary District, Montgomery and Prince George's Counties, Maryland, General Obligation Bonds, Consolidated Public Improvement, Series 2020:
5,910	5.000%, 12/01/25	No Opt. Call	AAA	7,335,788
6,115	5.000%, 12/01/26	No Opt. Call	AAA	7,818,578
135,905	Total Maryland			146,788,126
	Massachusetts – 1.1%
465	Massachusetts Bay Transportation Authority, General Obligation Transportation System Bonds, Series 1991A, 7.000%, 3/01/21 – NPFG Insured	No Opt. Call	Aa1	478,215
	Massachusetts Development Finance Agency Revenue Bonds, Lawrence General Hospital Issue, Series 2014A:
835	5.000%, 7/01/26	7/24 at 100.00	B	832,453
680	5.000%, 7/01/27	7/24 at 100.00	B	678,082
925	5.000%, 7/01/28	7/24 at 100.00	B	918,729
960	5.000%, 7/01/29	7/24 at 100.00	B	947,846
4,800	Massachusetts Development Finance Agency Revenue Refunding Bonds, NewBridge on the Charles, Inc Issue, Series 2017, 4.000%, 10/01/32, 144A	10/22 at 105.00	BB+	4,935,792
2,370	Massachusetts Development Finance Agency, Health Care Facility Revenue Bonds, Adventcare Project, Series 2007A, 6.650%, 10/15/28 (6)	11/20 at 100.00	N/R	1,659,000
14,450	Massachusetts Development Finance Agency, Revenue Bonds, Atrius Health Issue, Series 2019A, 5.000%, 6/01/39	6/29 at 100.00	BBB	17,136,399
1,530	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue, Series 2016E, 3.375%, 7/01/36	7/26 at 100.00	BBB	1,565,664
	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Series 2018J-2:
2,255	5.000%, 7/01/33	7/28 at 100.00	A	2,791,983
1,085	5.000%, 7/01/38	7/28 at 100.00	A	1,321,628
	Massachusetts Development Finance Agency, Revenue Bonds, Milford Regional Medical Center Issue, Series 2020G:
350	5.000%, 7/15/31, 144A	7/30 at 100.00	BB+	412,185
415	5.000%, 7/15/32, 144A	7/30 at 100.00	BB+	485,579
320	5.000%, 7/15/33, 144A	7/30 at 100.00	BB+	371,904
300	5.000%, 7/15/34, 144A	7/30 at 100.00	BB+	347,202
270	5.000%, 7/15/35, 144A	7/30 at 100.00	BB+	311,153
135	5.000%, 7/15/36, 144A	7/30 at 100.00	BB+	155,112
145	5.000%, 7/15/37, 144A	7/30 at 100.00	BB+	165,976

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Massachusetts (continued)
	Massachusetts Development Finance Agency, Revenue Bonds, Simmons University Issue, Series 2018L:
$ 1,080	5.000%, 10/01/30	10/28 at 100.00	BBB+	$1,306,854
1,240	5.000%, 10/01/31	10/28 at 100.00	BBB+	1,490,579
1,765	5.000%, 10/01/32	10/28 at 100.00	BBB+	2,106,651
4,250	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health Care Obligated Group Issue, Series 2017L, 3.625%, 7/01/37	7/27 at 100.00	A-	4,542,570
4,125	Massachusetts Development Finance Agency, Revenue Bonds, Wellforce Issue, Series 2019A, 4.000%, 7/01/37	1/29 at 100.00	BBB+	4,452,690
1,425	Massachusetts Housing Finance Agency, Housing Bonds, Series 2019B-1, 3.000%, 12/01/39	12/28 at 100.00	AA	1,514,120
3,000	Massachusetts Housing Finance Agency, Housing Bonds, Sustainability Series 2019C-1, 2.900%, 12/01/39	12/28 at 100.00	AA	3,153,780
10,590	Massachusetts Housing Finance Agency, Single Family Housing Revenue Bonds, Series 2019-214, 2.800%, 12/01/39	6/29 at 100.00	AA+	11,037,428
2,330	Massachusetts Housing Finance Agency, Single Family Housing Revenue Bonds, Series 2020-218, 2.300%, 12/01/40	12/29 at 100.00	AA+	2,362,783
26,700	Massachusetts State, General Obligation Bonds, Refunding Series 2020A, 5.000%, 6/01/44 (Mandatory Put 6/01/23)	No Opt. Call	Aa1	30,051,651
6,640	Massachusetts State, Transportation Fund Revenue Bonds, Rail Enhancement Program, Series 2014A, 5.000%, 6/01/44	6/24 at 100.00	AA+	7,540,318
95,435	Total Massachusetts			105,074,326
	Michigan – 1.2%
	Detroit Downtown Development Authority, Michigan, Tax Increment Refunding Bonds, Development Area 1 Projects, Series 1996B:
3,050	0.000%, 7/01/22	No Opt. Call	BB+	2,816,553
2,650	0.000%, 7/01/23	No Opt. Call	BB+	2,326,859
2,880	0.000%, 7/01/24	No Opt. Call	BB+	2,396,073
355	Marquettte, Michigan, Electric Utility System Revenue Bonds, Refunding Series 2016A, 5.000%, 7/01/30	7/26 at 100.00	AA-	433,711
4,850	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Sewage Disposal System Local Project, Second Lien Series 2015C, 5.000%, 7/01/34	7/25 at 100.00	A+	5,688,274
8,665	Michigan Finance Authority, Revenue Bonds, Ascension Senior Credit Group, Refunding Series 2016E-1, 4.000%, 11/15/44 (Mandatory Put 8/15/24)	No Opt. Call	AA+	9,840,927
2,450	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2018A, 3.800%, 10/01/38	10/27 at 100.00	AA	2,704,089
4,000	Michigan Housing Development Authority, Single Family Mortgage Revenue Bonds, Fixed Rate Series 2018C, 3.650%, 12/01/39	6/28 at 100.00	AA+	4,359,720
13,000	Michigan Housing Development Authority, Single Family Mortgage Revenue Bonds, Series 2019B, 2.950%, 12/01/39	12/28 at 100.00	AA+	13,714,740
5,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2011-I-A, 5.000%, 10/15/28 (Pre-refunded 10/15/21)	10/21 at 100.00	Aa2 (7)	5,250,950

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$ 5,425	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2011-II-A, 5.000%, 10/15/28 (Pre-refunded 10/15/21)	10/21 at 100.00	Aa2 (7)	$5,697,281
	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2020-I:
1,175	3.000%, 10/15/20	No Opt. Call	Aa2	1,176,222
5,000	5.000%, 10/15/27	No Opt. Call	Aa2	6,486,150
4,750	Romulus Community Schools, Wayne County, Michigan, General Obligation Bonds, Refunding Series 2013, 5.000%, 5/01/22	No Opt. Call	Aa1	5,090,765
	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital Obligated Group, Refunding Series 2014D:
1,000	5.000%, 9/01/26	3/24 at 100.00	A+	1,138,290
2,000	5.000%, 9/01/27	3/24 at 100.00	A+	2,268,940
2,555	5.000%, 9/01/28	3/24 at 100.00	A+	2,886,767
3,770	5.000%, 9/01/29	3/24 at 100.00	A+	4,246,943
5,000	5.000%, 9/01/30	3/24 at 100.00	A+	5,617,100
2,270	5.000%, 9/01/31	3/24 at 100.00	A+	2,543,830
	Walled Lake Consolidated School District, Oakland County, Michigan, General Obligation Bonds, Refunding Series 2011:
4,845	5.000%, 5/01/21	11/20 at 100.00	Aa1	4,864,041
3,845	5.000%, 5/01/22	11/20 at 100.00	Aa1	3,860,034
	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Refunding Series 2015F:
3,750	5.000%, 12/01/32 (AMT)	12/25 at 100.00	A1	4,367,362
5,295	5.000%, 12/01/33 (AMT)	12/25 at 100.00	A1	6,149,613
5,000	5.000%, 12/01/34 (AMT)	12/25 at 100.00	A1	5,796,300
102,580	Total Michigan			111,721,534
	Minnesota – 0.9%
	Duluth Economic Development Authority, Minnesota, Health Care Facilities Revenue Bonds, Essentia Health Obligated Group, Series 2018A:
885	5.000%, 2/15/33	2/28 at 100.00	A-	1,060,752
1,085	5.000%, 2/15/37	2/28 at 100.00	A-	1,283,143
8,390	4.250%, 2/15/43	2/28 at 100.00	A-	9,174,465
55	4.250%, 2/15/48	2/28 at 100.00	A-	59,701
	Hennepin County, Minnesota, General Obligation Bonds, Refunding Series 2020B:
2,090	5.000%, 12/01/21	No Opt. Call	AAA	2,208,837
4,930	5.000%, 12/01/25	No Opt. Call	AAA	6,107,925
2,720	5.000%, 12/01/26	No Opt. Call	AAA	3,470,149
	Minneapolis-St Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Subordinate Lien Series 2014A:
2,590	5.000%, 1/01/25	1/24 at 100.00	A+	2,933,434
2,005	5.000%, 1/01/32	1/24 at 100.00	A+	2,240,046

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Minnesota (continued)
$ 8,990	Minnesota Housing Finance Agency, Homeownership Finance Bonds, Mortgage-Backed Securities Program, Series 2017E, 2.850%, 6/01/47	7/26 at 100.00	Aaa	$9,350,842
	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2020B:
9,525	2.625%, 1/01/40	7/29 at 100.00	AA+	9,835,134
11,020	3.500%, 7/01/50	7/29 at 100.00	AA+	12,234,294
7,320	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2020E, 2.500%, 7/01/40	7/29 at 100.00	AA+	7,474,672
3,000	Minnesota State, General Obligation Bonds, Various Purpose Series 2015A, 5.000%, 8/01/22	No Opt. Call	AAA	3,266,460
425	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Series 2013A, 4.000%, 1/01/28	1/23 at 100.00	A-	452,221
1,150	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Olmsted Medical Center Project, Series 2013, 5.000%, 7/01/33	7/23 at 100.00	A	1,247,359
2,060	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System, Refunding Series 2014B, 5.000%, 5/01/23	No Opt. Call	AA-	2,289,175
6,580	Saint Paul Independent School District 625, Ramsey County, Minnesota, Certificates of Participation, Series 2018B, 3.500%, 2/01/39	2/27 at 100.00	AAA	7,243,593
105	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, Regions Hospital Parking Ramp Project, Series 2007-1, 5.000%, 8/01/21	11/20 at 100.00	N/R	105,210
74,925	Total Minnesota			82,037,412
	Mississippi – 0.5%
6,570	Mississippi Business Finance Corporation, Pollution Control Revenue, Mississippi Power, Series 2002, 3.200%, 9/01/28	3/24 at 100.00	A-	6,900,143
8,190	Mississippi Business Finance Corporation, Revenue Bonds, Mississippi Power Company Project, First Series 2010, 2.750%, 12/01/40 (Mandatory Put 12/09/21)	No Opt. Call	A-	8,304,988
13,545	Mississippi Business Finance Corporation, Revenue Bonds, System Energy Resources, Inc Project, Refunding Series 2019, 2.500%, 4/01/22	4/21 at 100.00	BBB+	13,639,002
	Mississippi Home Corporation, Single Family Mortgage Revenue Bonds, Series 2020A:
2,500	2.450%, 12/01/39	6/29 at 100.00	Aaa	2,552,975
5,000	3.750%, 6/01/49	6/29 at 100.00	Aaa	5,550,250
2,000	Mississippi State, Gaming Tax Revenue Bonds, Series 2019A, 4.000%, 10/15/38	10/28 at 100.00	A+	2,199,620
8,870	Mississippi State, General Obligation Bonds, Series 2013B, 5.000%, 12/01/28 (Pre-refunded 12/01/23)	12/23 at 100.00	AA (7)	10,215,135
46,675	Total Mississippi			49,362,113
	Missouri – 0.7%
1,320	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeasthealth, Series 2016A, 6.000%, 3/01/33	3/23 at 103.00	BBB-	1,473,424
1,100	Great Rivers Greenway Metropolitan Park & Recreation District, Missouri, Sales Tax Appropriation Bonds, Gateway Arch Project, Series 2014, 3.000%, 12/30/24	12/23 at 100.00	A+	1,155,154
10,305	Missouri Environmental Improvement and Energy Resources Authority, Revenue Bonds, Union Electric Company Project, Refunding Series 1998A, 2.900%, 9/01/33	7/27 at 102.00	A	11,253,575
12,000	Missouri Environmental Improvement and Energy Resources Authority, Revenue Bonds, Union Electric Company Project, Series 1998B, 2.900%, 9/01/33	7/27 at 102.00	A	13,107,000

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Missouri (continued)
$ 15,060	Missouri Environmental Improvement and Energy Resources Authority, Revenue Bonds, Union Electric Company Project, Series 1998C, 2.750%, 9/01/33	6/27 at 102.00	A	$16,294,769
1,465	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2013, 5.250%, 5/01/33	5/23 at 100.00	BBB	1,539,759
220	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2015B, 4.000%, 5/01/32	11/23 at 100.00	BBB	224,000
1,390	Missouri Health and Educational Facilities Authority, Revenue Bonds, AT Still University of Health Sciences, Series 2014, 4.250%, 10/01/32 (Pre-refunded 10/01/23)	10/23 at 100.00	A- (7)	1,558,579
2,725	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, First Place Homeownership Loan Program, Series 2019C, 2.750%, 11/01/39	5/29 at 100.00	AA+	2,818,495
1,750	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, First Place Homeownership Loan Program, Series 2020A, 2.550%, 11/01/40	5/29 at 100.00	AA+	1,819,055
	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Iatan 2 Project, Refunding Series 2014A:
1,330	5.000%, 1/01/25	1/24 at 100.00	A2	1,524,712
2,525	5.000%, 1/01/26	1/24 at 100.00	A2	2,887,817
1,000	5.000%, 1/01/32	1/24 at 100.00	A2	1,124,700
4,150	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2014A, 5.000%, 1/01/23	No Opt. Call	A	4,582,804
1,135	Stoddard County Industrial Development Authority, Missouri, Health Facility Revenue Bonds, Southeasthealth, Series 2016B, 6.000%, 3/01/37	3/23 at 103.00	BBB-	1,250,622
57,475	Total Missouri			62,614,465
	Montana – 0.7%
1,500	Cascade County High School District A Great Falls, Montana, General Obligation Bonds, School Buidling Series 2018, 5.000%, 7/01/38	7/28 at 100.00	A+	1,863,690
20,700	Forsyth, Montana Pollution Control Revenue Bonds, Portland General Electric Company Project, Refunding Series 1998A, 2.125%, 5/01/33	3/30 at 102.00	A1	21,735,414
35,095	Forsyth, Rosebud County, Montana, Pollution Control Revenue Refunding Bonds, Northwestern Corporation Colstrip Project, Series 2016, 2.000%, 8/01/23	No Opt. Call	A	36,219,444
1,000	Gallatin County School District 44 Belgrade, Montana, General Obligation Bonds, School Building Series 2019, 4.000%, 6/01/33	6/29 at 100.00	A+	1,197,950
550	Montana Facilities Finance Authority, Montana, Health Facilities Reveue Bonds, Bozeman Deaconess Health Services Obligated Group, Series 2018, 3.250%, 6/01/32	6/28 at 100.00	A	596,948
58,845	Total Montana			61,613,446
	Nebraska – 1.4%
5,000	Central Plains Energy Project, Nebraska, Gas Project 4 Revenue Bonds, Series 2018A, 5.000%, 3/01/50 (Mandatory Put 1/01/24)	10/23 at 100.43	A	5,625,300
3,000	Central Plains Energy Project, Nebraska, Gas Supply Revenue Bonds, Refunding Series 2019, 4.000%, 12/01/49 (Mandatory Put 8/01/25)	5/25 at 100.50	Aa2	3,449,490
	Douglas County Hospital Authority 2, Nebraska, Hospital Revenue Bonds, Madonna Rehabilitation Hospital Project, Series 2014:
2,025	5.000%, 5/15/28	5/24 at 100.00	A-	2,266,542
9,350	5.000%, 5/15/44	5/24 at 100.00	A-	10,122,777

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Nebraska (continued)
$ 670	Douglas County School District 10 Elkhorn, Nebraska, General Obligation Bonds, Public Schools Series 2012, 4.000%, 6/15/23	6/22 at 100.00	AA-	$713,865
370	Douglas County School District 10 Elkhorn, Nebraska, General Obligation Bonds, Public Schools Series 2015, 5.000%, 12/15/22	No Opt. Call	AA-	408,613
5,910	Lincoln County Hospital Authority 1, Nebraska, Hospital Revenue and Refunding Bonds, Great Plains Regional Medical Center Project, Series 2012, 5.000%, 11/01/32 (Pre-refunded 11/01/21)	11/21 at 100.00	A (7)	6,206,091
	Madison County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, Faith Regional Health Services Project, Series 2018:
540	5.000%, 7/01/23	No Opt. Call	BBB	594,356
1,250	5.000%, 7/01/24	No Opt. Call	BBB	1,418,100
530	5.000%, 7/01/25	No Opt. Call	BBB	617,874
750	5.000%, 7/01/26	7/25 at 100.00	BBB	868,823
200	5.000%, 7/01/27	7/25 at 100.00	BBB	230,394
835	5.000%, 7/01/28	7/25 at 100.00	BBB	955,983
485	5.000%, 7/01/29	7/25 at 100.00	BBB	552,430
1,000	5.000%, 7/01/30	7/25 at 100.00	BBB	1,133,830
180	5.000%, 7/01/33	7/25 at 100.00	BBB	201,859
11,030	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series 2015C, 3.900%, 9/01/35	9/24 at 100.00	AA+	11,749,597
2,225	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series 2018C, 3.750%, 9/01/38	9/27 at 100.00	AA+	2,436,130
18,380	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series 2019A, 3.600%, 9/01/44	3/28 at 100.00	AA+	19,570,473
11,660	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series 2019D, 2.850%, 9/01/39	3/29 at 100.00	AA+	12,184,117
10,000	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series 2020A, 2.550%, 9/01/40	3/29 at 100.00	AA+	10,221,800
	Nebraska Public Power District, General Revenue Bonds, Series 2012A:
1,485	5.000%, 1/01/23	1/22 at 100.00	A+	1,573,298
960	5.000%, 1/01/24 (Pre-refunded 1/01/22)	1/22 at 100.00	N/R (7)	1,017,994
565	5.000%, 1/01/24	1/22 at 100.00	A+	598,154
615	5.000%, 1/01/25 (Pre-refunded 1/01/22)	1/22 at 100.00	N/R (7)	652,152
380	5.000%, 1/01/25	1/22 at 100.00	A+	402,105
645	Papillion-LaVista School District 27, Sarpy County, Nebraska, General Obligation Bonds, Series 2014, 5.000%, 12/01/22	No Opt. Call	Aa2	712,028
8,000	Public Power Generation Agency, Nebraska, Whelan Energy Center Unit 2 Revenue Bonds, Refunding Series 2016A, 5.000%, 1/01/32	7/26 at 100.00	A2	9,672,800

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Nebraska (continued)
	Sarpy County School District 037 Gretna Public Schools, Nebraska, General Obligation Bonds, Refunding Series 2019:
$ 1,020	5.000%, 6/15/26	No Opt. Call	AA-	$1,274,388
1,370	5.000%, 6/15/28	No Opt. Call	AA-	1,798,303
1,475	5.000%, 6/15/29	No Opt. Call	AA-	1,974,656
1,760	4.000%, 6/15/33	6/29 at 100.00	AA-	2,112,546
	Scotts Bluff County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, Regional West Medical Center Project, Refunding & Improvement Series 2016A:
3,660	5.250%, 2/01/28	2/27 at 100.00	BB+	4,232,644
1,355	5.250%, 2/01/29	2/27 at 100.00	BB+	1,552,762
6,000	Southeast Community College Area, Nebraska, Certificates of Participation, Series 2018, 3.375%, 12/15/37	6/28 at 100.00	Aa1	6,663,420
114,680	Total Nebraska			125,765,694
	Nevada – 1.1%
	Clark County, Nevada, Airport Revenue Bonds, Jet Aviation Fuel Tax, Refunding Series 2013A:
2,000	5.000%, 7/01/22 (AMT)	No Opt. Call	A+	2,147,980
1,050	5.000%, 7/01/23 (AMT)	1/23 at 100.00	A+	1,144,626
1,905	5.000%, 7/01/24 (AMT)	1/23 at 100.00	A+	2,073,554
5,275	Clark County, Nevada, General Obligation Bonds, Refunding Flood Control Series 2014, 4.000%, 11/01/33	11/24 at 100.00	AA+	5,877,985
10,000	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Refunding Series 2019E, 5.000%, 7/01/23	No Opt. Call	Aa3	11,159,200
	Henderson, Nevada, Limited Obligation Bonds, Local Improvement District T-18 Inspirada, Refunding Series 2016:
1,750	4.000%, 9/01/32	9/26 at 100.00	N/R	1,775,113
2,275	4.000%, 9/01/35	9/26 at 100.00	N/R	2,280,597
3,585	Las Vegas Convention and Visitors Authority, Nevada, Revenue Bonds, Refunding Series 2017B, 4.000%, 7/01/34	7/27 at 100.00	Aa3	3,836,380
	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2011C:
1,550	5.000%, 6/01/23	6/21 at 100.00	Aa1	1,599,755
1,000	5.000%, 6/01/24	6/21 at 100.00	Aa1	1,031,900
12,450	5.000%, 6/01/25	6/21 at 100.00	Aa1	12,842,051
	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Water Series 2012B:
2,125	5.000%, 6/01/24	6/22 at 100.00	Aa1	2,293,704
1,545	5.000%, 6/01/25	6/22 at 100.00	Aa1	1,665,495
2,000	5.000%, 6/01/26	6/22 at 100.00	Aa1	2,152,140
295	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 607 Providence, Refunding Series 2013, 5.000%, 6/01/22	No Opt. Call	N/R	307,971
6,000	Nevada Housing Division, Single Family Housing Mortgage Revenue Bonds, Series 2019C, 1.200%, 10/01/51 (Mandatory Put 12/31/20)	10/20 at 100.00	N/R	6,002,460

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Nevada (continued)
$ 4,720	Nevada State, General Obligation Bonds, Capital Improvement & Cultural Affairs, Refunding Series 2012B, 5.000%, 8/01/22	No Opt. Call	AA+	$5,134,652
11,295	Nevada State, General Obligation Bonds, Capital Improvement & Cultural Affairs, Refunding Series 2013D-1, 5.000%, 3/01/22	No Opt. Call	AA+	12,063,399
3,165	Sparks, Nevada, Sales Tax Revenue Bonds, Tourism Improvement District 1 Legends at Sparks Marina, Refunding Senior Series 2019A, 2.750%, 6/15/28, 144A	No Opt. Call	Ba2	3,108,726
12,065	Washoe County, Nevada, Gas and Water Facilities Revenue Bonds, Sierra Pacific Power Company, Refunding Series 2016B, 3.000%, 3/01/36 (Mandatory Put 6/01/22)	No Opt. Call	A+	12,560,992
	Washoe County, Nevada, General Obligation Bonds, Reno-Sparks Convention & Visitors Authority, Refunding Series 2011:
3,265	5.000%, 7/01/22	7/21 at 100.00	AA	3,381,201
4,710	5.000%, 7/01/23	7/21 at 100.00	AA	4,878,335
2,600	Washoe County, Nevada, Water Facilities Revenue Bonds, Sierra Pacific Power Company Project, Refunding Series 2016C, 0.625%, 3/01/36 (Mandatory Put 4/15/22) (AMT)	No Opt. Call	A2	2,600,390
96,625	Total Nevada			101,918,606
	New Hampshire – 0.4%
17,233	National Finance Authority, New Hampshire, Municipal Certificates Series 2020-1 Class A, 4.125%, 1/20/34	No Opt. Call	BBB	18,626,036
16,870	New Hampshire Business Finance Authority, Pollution Control Revenue Bonds, United Illuminating Company, Refunding Series 2003A, 2.800%, 10/01/33 (Mandatory Put 10/02/23)	No Opt. Call	A	17,656,479
905	New Hampshire Business Finance Authority, Water Facility Revenue Bonds, Pennichuck Water Works Inc Project , Series 2015A, 4.250%, 1/01/36 (Pre-refunded 1/01/26) (AMT)	1/26 at 100.00	A (7)	1,071,258
1,840	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Elliot Hospital, Series 2016, 5.000%, 10/01/38	10/26 at 100.00	A-	2,120,931
850	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Southern New Hampshire Medical Center, Series 2016, 3.500%, 10/01/34	10/26 at 100.00	A-	912,815
37,698	Total New Hampshire			40,387,519
	New Jersey – 4.4%
	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds, Cooper Health System Obligated Group Issue, Refunding Series 2014A:
2,500	5.000%, 2/15/30	2/24 at 100.00	BBB+	2,766,750
1,045	5.000%, 2/15/34	2/24 at 100.00	BBB+	1,145,330
1,370	Flemington-Raritan Regional School District, Hunterdon County, New Jersey, General Obligation Bonds, Series 2019, 2.375%, 9/01/34	9/26 at 100.00	AA	1,394,222
7,230	Gloucester County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Logan Project, Refunding Series 2014A, 5.000%, 12/01/24 (AMT)	No Opt. Call	BBB-	7,570,461
1,585	Gloucester Township, New Jersey, General Obligation Bonds, Series 2019, 2.250%, 2/01/29 – BAM Insured	No Opt. Call	AA	1,690,101
1,000	Morris County Improvement Authority, New Jersey, County Guaranteed Loan Revenue Bonds, Whippany Firehouse Project Notes, Series 2020, 3.000%, 8/02/21	No Opt. Call	N/R	1,022,270

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
$ 13,995	5.000%, 6/15/21	No Opt. Call	BBB+	$14,215,981
2,635	5.000%, 6/15/22	No Opt. Call	BBB+	2,733,391
1,100	5.000%, 6/15/22	No Opt. Call	AA	1,148,565
7,180	5.000%, 6/15/23	6/22 at 100.00	BBB+	7,432,233
2,990	5.000%, 6/15/24	6/22 at 100.00	BBB+	3,090,554
7,615	5.000%, 6/15/25	6/22 at 100.00	BBB+	7,858,452
5,000	5.000%, 6/15/26	6/22 at 100.00	BBB+	5,147,650
1,030	4.250%, 6/15/27	6/22 at 100.00	BBB+	1,043,246
4,625	5.000%, 6/15/28	6/22 at 100.00	BBB+	4,738,035
	New Jersey Economic Development Authority, New Jersey, Transit Transportation Project Revenue Bonds, Series 2020A:
4,085	5.000%, 11/01/32	11/29 at 100.00	BBB+	4,810,047
6,265	4.000%, 11/01/37	11/29 at 100.00	BBB+	6,649,922
2,750	4.000%, 11/01/38	11/29 at 100.00	BBB+	2,898,638
	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013:
1,350	5.000%, 1/01/28 (AMT)	1/24 at 100.00	A2	1,493,289
2,215	5.000%, 1/01/31 – AGM Insured (AMT)	1/24 at 100.00	AA	2,484,499
6,345	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Refunding Series 2017A, 3.375%, 7/01/30	7/27 at 100.00	BBB+	6,400,138
25,000	New Jersey Economic Development Authority, School Facilities Construction Bonds, Refunding Series 2015XX, 5.000%, 6/15/27	6/25 at 100.00	BBB+	28,293,250
6,000	New Jersey Economic Development Authority, Special Facility Revenue Bonds, Port Newark Container Terminal LLC Project, Refunding Series 2017, 5.000%, 10/01/47 (AMT)	10/27 at 100.00	Ba1	6,503,940
2,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Barnabas Health, Refunding Series 2014A, 5.000%, 7/01/44	7/24 at 100.00	AA-	2,221,140
10,125	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Barnabas Health Obligated Group, Term Series 2019B-3, 5.000%, 7/01/45 (Mandatory Put 7/01/26)	4/26 at 100.83	AA-	12,460,635
1,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph's Healthcare System Obligated Group Issue, Refunding Series 2016, 5.000%, 7/01/35	7/26 at 100.00	BBB-	1,138,600
	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Senior Lien Series 2017-1A:
4,445	3.500%, 12/01/29 (AMT)	12/26 at 100.00	Aaa	4,643,558
11,705	3.750%, 12/01/31 (AMT)	12/26 at 100.00	Aaa	12,240,153
11,975	4.000%, 12/01/32 (AMT)	12/26 at 100.00	Aaa	12,744,992
5,000	3.750%, 12/01/33 (AMT)	12/26 at 100.00	Aaa	5,175,600
920	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Series 2018A, 3.750%, 10/01/35	10/27 at 100.00	AA	1,026,711
2,855	New Jersey State, General Obligation Bonds, Various Purpose Series 2020, 2.250%, 6/01/35	12/27 at 100.00	A-	2,754,818

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes, Series 2018A:
$ 6,145	5.000%, 6/15/24	No Opt. Call	A+	$6,945,694
8,375	5.000%, 6/15/29	6/26 at 100.00	A+	9,704,280
9,395	5.000%, 6/15/30	6/26 at 100.00	A+	10,822,101
10,530	5.000%, 6/15/31	6/26 at 100.00	A+	12,068,538
1,440	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006C, 0.000%, 12/15/31 – FGIC Insured	No Opt. Call	BBB+	1,031,875
10,945	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/23	No Opt. Call	BBB+	12,167,885
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2011B:
7,310	5.500%, 6/15/31	6/21 at 100.00	BBB+	7,491,434
10,465	5.250%, 6/15/36	6/21 at 100.00	BBB+	10,682,881
2,085	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2012A, 5.000%, 6/15/42	6/22 at 100.00	BBB+	2,172,174
14,025	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2012AA, 5.000%, 6/15/22	No Opt. Call	BBB+	14,972,108
770	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2013AA, 5.000%, 6/15/36	6/23 at 100.00	BBB+	817,732
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2015AA:
1,810	5.250%, 6/15/33	6/25 at 100.00	BBB+	2,017,082
1,850	5.250%, 6/15/34	6/25 at 100.00	BBB+	2,057,811
2,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2018A, 5.000%, 12/15/23	No Opt. Call	BBB+	2,223,460
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2019A:
2,500	5.000%, 12/15/25	No Opt. Call	BBB+	2,900,200
5,000	5.000%, 12/15/26	No Opt. Call	BBB+	5,893,600
10,230	5.000%, 12/15/33	12/29 at 100.00	BBB+	11,989,765
3,000	4.000%, 12/15/39	12/29 at 100.00	BBB+	3,153,270
9,415	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2019AA, 3.750%, 6/15/33	12/28 at 100.00	BBB+	9,846,019
6,115	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2019BB, 5.000%, 6/15/33	12/28 at 100.00	BBB+	7,078,357
2,875	Ocean City, New Jersey, General Obligation Bonds, General Improvement Series 2019, 2.250%, 9/15/33	9/26 at 100.00	AA	2,960,876
2,325	Ocean City, New Jersey, General Obligation Bonds, Refunding General Improvement Series 2016, 1.000%, 11/15/28	11/24 at 100.00	AA	2,275,826
4,585	Salem County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Chambers Project, Refunding Series 2014A, 5.000%, 12/01/23 (AMT)	No Opt. Call	BBB	4,812,049
13,495	Somerset County, New Jersey, General Obligation Bonds, Bond Anticpation Notes Series 2020, 4.000%, 9/09/21	No Opt. Call	N/R	13,977,041

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$ 2,950	South Jersey Port Corporation, New Jersey, Marine Terminal Revenue Bonds, Refunding Series 2012Q, 3.000%, 1/01/21	No Opt. Call	Baa1	$2,964,927
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018A:
4,620	5.000%, 6/01/28	No Opt. Call	A	5,836,076
120	5.000%, 6/01/29	6/28 at 100.00	A	150,590
3,110	5.000%, 6/01/30	6/28 at 100.00	A-	3,874,189
6,560	5.000%, 6/01/31	6/28 at 100.00	A-	8,114,326
6,000	5.000%, 6/01/35	6/28 at 100.00	A-	7,283,040
11,265	4.000%, 6/01/37	6/28 at 100.00	A-	12,561,038
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018B:
14,540	3.200%, 6/01/27	No Opt. Call	BBB	14,865,405
2,770	5.000%, 6/01/46	6/28 at 100.00	BB+	3,132,510
2,565	Toms River Board of Education, Ocean County, New Jersey, General Obligation Bonds, Refunding Regional Schools Series 2019, 2.000%, 7/15/26	No Opt. Call	AA-	2,723,389
366,120	Total New Jersey			398,504,719
	New Mexico – 0.5%
8,560	Farmington, New Mexico, Pollution Control Revenue Bonds, Public Service Company of New Mexico San Juan Project, Refunding Series 2010E, 1.150%, 6/01/40 (Mandatory Put 6/01/24)	No Opt. Call	BBB	8,618,636
12,500	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian Healthcare Services, Series 2019B, 5.000%, 8/01/49 (Mandatory Put 8/01/25)	5/25 at 100.87	AA	14,642,250
1,750	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Class 1 Series 2018B, 3.750%, 7/01/38	7/27 at 100.00	Aaa	1,924,650
5,150	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Class 1 Series 2018C, 3.750%, 7/01/38	1/28 at 100.00	Aaa	5,681,016
4,700	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Class 1 Series 2019D, 3.000%, 7/01/39	1/29 at 100.00	Aaa	4,969,874
1,975	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Class 1 Series 2019F, 2.850%, 7/01/39	1/29 at 100.00	Aaa	2,082,993
9,040	New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue Bonds, Refunding & Aquisition Sub-Series 2019A, 5.000%, 11/01/39 (Mandatory Put 5/01/25)	2/25 at 100.73	Aa2	10,760,945
43,675	Total New Mexico			48,680,364
	New York – 6.3%
	Albany County Airport Authority, New York, Airport Revenue Bonds, Refunding Series 2020B Forward Delivery:
1,000	5.000%, 12/15/21 (AMT)	No Opt. Call	A	1,048,180
1,000	5.000%, 12/15/22 (AMT)	No Opt. Call	A	1,087,000
1,225	5.000%, 12/15/23 (AMT)	No Opt. Call	A	1,376,643
1,145	5.000%, 12/15/24 (AMT)	No Opt. Call	A	1,325,338

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)
	Albany County, New York, General Obligation Bonds, Refunding Forward Delivery Series 2019C:
$ 2,225	5.000%, 11/01/21	No Opt. Call	AA	$2,340,967
1,915	5.000%, 11/01/22	No Opt. Call	AA	2,100,123
1,515	5.000%, 11/01/23	No Opt. Call	AA	1,725,585
	Buffalo and Fort Erie Public Bridge Authority, New York, Toll Bridge System Revenue Bonds, Refunding Series 2014:
300	5.000%, 1/01/24	No Opt. Call	A+	344,994
500	5.000%, 1/01/25	No Opt. Call	A+	595,295
4,000	Dormitory Authority of the State of New York, Revenue Bonds, Northwell Healthcare Inc, Series 2019B-3, 5.000%, 5/01/48 (Mandatory Put 5/01/26)	11/25 at 100.00	A-	4,738,600
	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2017:
1,900	5.000%, 12/01/25, 144A	No Opt. Call	BBB-	2,233,374
1,400	5.000%, 12/01/27, 144A	6/27 at 100.00	BBB-	1,687,434
1,300	5.000%, 12/01/29, 144A	6/27 at 100.00	BBB-	1,540,565
5,365	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Subordinate Revenue Anticipation Notes Series 2020B, 5.000%, 3/31/21	No Opt. Call	N/R	5,494,189
	Dormitory Authority of the State of New York, State University Educational Facilities Revenue Bonds, Third General Resolution, Series 2012A:
10,085	5.000%, 5/15/24	5/22 at 100.00	AA	10,792,765
9,285	5.000%, 5/15/25	5/22 at 100.00	AA	9,925,665
7,000	Erie County, New York, General Obligation Bonds, Revenue Anticipation Note Series 2020, 3.000%, 6/24/21	No Opt. Call	AA-	7,133,140
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A:
110	0.000%, 6/01/22 – AGM Insured	No Opt. Call	AA	109,040
1,055	0.000%, 6/01/23 – AGM Insured	No Opt. Call	AA	1,036,981
1,235	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012B, 5.000%, 9/01/26	9/22 at 100.00	A	1,334,294
10,545	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond Anticipation Note Series 2018C Subseries 2018C-2, 5.000%, 9/01/21	No Opt. Call	N/R	10,751,682
34,930	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond Anticipation Note Series 2019B-1, 5.000%, 5/15/22	No Opt. Call	N/R	35,942,970
54,635	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond Anticipation Note Series 2019D-1, 5.000%, 9/01/22	No Opt. Call	N/R	56,496,414
6,565	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond Anticipation Note Series 2020A-1, 5.000%, 2/01/23	No Opt. Call	N/R	6,772,848
47,725	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond Anticipation Note Series 2020A-2S, 4.000%, 2/01/22	No Opt. Call	N/R	48,245,680
6,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green Climate Bond Certified Series 2020D-1, 5.000%, 11/15/43	11/30 at 100.00	A+	6,412,560

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 10,360	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2012F, 5.000%, 11/15/30	11/22 at 100.00	A+	$10,566,268
7,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2015A-1, 5.000%, 11/15/36	5/25 at 100.00	A+	7,256,410
	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Saint Ann?s Community Project, Series 2019:
1,880	4.000%, 1/01/30	1/26 at 103.00	N/R	1,886,467
1,910	5.000%, 1/01/40	1/26 at 103.00	N/R	1,991,099
	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014:
1,525	5.000%, 7/01/28	7/24 at 100.00	A-	1,725,827
1,000	5.000%, 7/01/29	7/24 at 100.00	A-	1,127,790
	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014B:
655	5.000%, 7/01/30	7/24 at 100.00	A-	735,467
2,455	5.000%, 7/01/32	7/24 at 100.00	A-	2,740,369
10,000	Nassau County, New York, General Obligation Bonds, Revenue Anticipation Note Series 2020A, 2.000%, 12/09/20	No Opt. Call	N/R	10,033,000
7,610	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Sustainable Neighborhood Series 2019A-3A, 1.125%, 5/01/60 (Mandatory Put 11/01/24)	5/22 at 100.00	AA+	7,668,977
	New York City, New York, General Obligation Bonds, Fiscal 2021 Series A-1:
7,500	5.000%, 8/01/28	No Opt. Call	Aa1	9,622,500
6,750	5.000%, 8/01/29	No Opt. Call	Aa1	8,795,250
10,015	5.000%, 8/01/30	No Opt. Call	Aa1	13,266,370
	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Climate Bond Certified/Green Bond Series 2018I:
900	3.625%, 11/01/33	11/27 at 100.00	Aa2	997,623
2,000	3.875%, 11/01/38	11/27 at 100.00	Aa2	2,209,320
5,500	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Climate Bond Certified/Green Bond Series 2019D, 2.050%, 5/01/23	1/21 at 100.00	Aa2	5,517,655
	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Climate Bond Certified/Sustainability Series 2019P:
2,040	2.600%, 11/01/34	5/28 at 100.00	Aa2	2,130,984
10,105	2.850%, 11/01/39	5/28 at 100.00	Aa2	10,520,417
8,845	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Refunding Series 2019C, 3.850%, 11/01/39	5/28 at 100.00	Aa2	9,756,831
21,000	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Refunding Series 2020H, 2.300%, 11/01/40 (WI/DD, Settling 10/07/20)	5/29 at 100.00	Aa2	20,845,440
2,500	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2019E, 2.125%, 11/01/23	8/21 at 100.00	Aa2	2,531,300
14,350	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 223, 3.000%, 10/01/39	10/28 at 100.00	Aa1	15,237,834

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 8,275	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 225, 2.300%, 10/01/40	10/29 at 100.00	Aa1	$8,388,119
6,000	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 227, 2.300%, 10/01/40	10/29 at 100.00	Aa1	6,003,780
6,020	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2020C, 5.000%, 3/15/26	No Opt. Call	Aa1	7,448,787
	New York Transportation Development Corporation, New York, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A:
1,440	5.000%, 7/01/30 (AMT)	7/24 at 100.00	BBB	1,579,421
2,045	4.000%, 7/01/32 (AMT)	7/24 at 100.00	BBB	2,122,137
8,075	4.000%, 7/01/33 (AMT)	7/24 at 100.00	BBB	8,357,383
9,565	5.000%, 7/01/34 (AMT)	7/24 at 100.00	BBB	10,386,442
12,605	5.000%, 7/01/41 (AMT)	7/24 at 100.00	BBB	13,534,493
2,465	4.000%, 7/01/46 – AGM Insured (AMT)	7/24 at 100.00	AA	2,580,337
50,000	5.000%, 7/01/46 (AMT)	7/24 at 100.00	BBB	53,318,500
	New York Transportation Development Corporation, New York, Special Facility Revenue Refunding Bonds, Terminal One Group Association, LP Project, Series 2015:
2,005	5.000%, 1/01/22 (AMT)	No Opt. Call	BBB	2,077,842
2,065	5.000%, 1/01/23 (AMT)	No Opt. Call	BBB	2,194,889
	New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta Air Lines, Inc - LaGuardia Airport Terminals C&D Redevelopment Project, Series 2018:
15,510	4.000%, 1/01/36 (AMT)	1/28 at 100.00	Baa3	15,427,952
2,000	5.000%, 1/01/36 (AMT)	1/28 at 100.00	Baa3	2,124,040
4,955	New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta Air Lines, Inc - LaGuardia Airport Terminals C&D Redevelopment Project, Series 2020, 5.000%, 10/01/35 (AMT)	10/30 at 100.00	Baa3	5,358,585
10,030	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Ninth Series 2013, 5.000%, 12/01/25	12/23 at 100.00	Aa3	11,381,843
795	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eigth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	Baa1	801,932
10,000	Rochester, New York, General Obligation Bonds, Bond Anticpation Notes Series 2020-III, 3.000%, 6/30/21	No Opt. Call	N/R	10,181,600
	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014:
2,435	5.000%, 7/01/28	7/24 at 100.00	A-	2,755,665
2,695	5.000%, 7/01/29	7/24 at 100.00	A-	3,039,394
4,200	5.000%, 7/01/30	7/24 at 100.00	A-	4,715,970
2,100	5.000%, 7/01/31	7/24 at 100.00	A-	2,351,475
1,335	5.000%, 7/01/32	7/24 at 100.00	A-	1,490,180
3,080	5.000%, 7/01/33	7/24 at 100.00	A-	3,428,964

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)
	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic Institute, Refunding Series 2020A Forward Delivery:
$ 1,200	5.000%, 9/01/23	No Opt. Call	A3	$1,326,756
1,835	5.000%, 9/01/24	No Opt. Call	A3	2,089,478
2,000	5.000%, 9/01/25	No Opt. Call	A3	2,338,520
20,000	Utility Debt Securitization Authority, New York, Restructuring Bonds, Refunding Series 2015, 5.000%, 12/15/34	12/25 at 100.00	AAA	24,311,800
544,590	Total New York			580,871,808
	North Carolina – 0.4%
2,395	Columbus County Industrial Facilities and Pollution Control Financing Authority, North Carolina, Recovery Zone Facility Bonds, International Paper Company Project, Refunding Series 2020A, 1.375%, 5/01/34 (Mandatory Put 6/16/25)	No Opt. Call	BBB	2,443,954
610	North Carolina Captial Facilities Finance Agency, Revenue Bonds, The Methodist Univerity, Series 2012, 3.750%, 3/01/24	3/22 at 100.00	BB+	610,903
10,040	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2012B, 5.000%, 1/01/21 (ETM)	No Opt. Call	N/R (7)	10,160,580
4,000	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust Agreement, Series 2019-42, 2.625%, 7/01/39	7/28 at 100.00	AA+	4,159,960
5,900	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust Agreement, Series 2020-43, 2.800%, 1/01/40	1/29 at 100.00	AA+	6,114,347
11,600	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2015C, 5.000%, 1/01/29	1/26 at 100.00	A	13,785,440
34,545	Total North Carolina			37,275,184
	North Dakota – 0.9%
	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Series 2014A:
120	5.000%, 7/01/23 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (7)	124,003
1,240	5.000%, 7/01/26 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (7)	1,281,366
2,835	5.000%, 7/01/27 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (7)	2,929,576
1,485	5.000%, 7/01/28 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (7)	1,534,540
1,000	5.000%, 7/01/31 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (7)	1,033,360
2,955	5.000%, 7/01/35 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (7)	3,053,579
2,755	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011, 6.250%, 11/01/31 (Pre-refunded 11/01/21)	11/21 at 100.00	A+ (7)	2,931,072
	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2012:
2,335	5.000%, 12/01/32	12/21 at 100.00	Baa2	2,394,566
26,005	5.000%, 12/01/35	12/21 at 100.00	Baa2	26,607,276
2,535	North Dakota Housing Finance Agency, Home Mortgage Finance Program Bonds, Home Mortgage Finance Program, Series 2020A, 3.000%, 7/01/40	7/29 at 100.00	Aa1	2,678,430
4,900	North Dakota Housing Finance Agency, Home Mortgage Finance Program Bonds, Series 2019C, 3.200%, 7/01/39	7/28 at 100.00	Aa1	5,285,777

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	North Dakota (continued)
	Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group, Series 2017C:
$ 3,785	5.000%, 6/01/28	No Opt. Call	BBB-	$4,467,057
3,000	5.000%, 6/01/29	6/28 at 100.00	BBB-	3,516,930
1,245	5.000%, 6/01/31	6/28 at 100.00	BBB-	1,440,004
3,480	5.000%, 6/01/34	6/28 at 100.00	BBB-	3,943,884
13,280	5.000%, 6/01/38	6/28 at 100.00	BBB-	14,817,293
72,955	Total North Dakota			78,038,713
	Ohio – 3.0%
1,900	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Health Partners, Refunding and Improvement Series 2012A, 5.000%, 5/01/33	5/22 at 100.00	AA-	2,017,515
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1:
1,885	5.000%, 6/01/27	No Opt. Call	A	2,368,502
6,080	5.000%, 6/01/28	No Opt. Call	A	7,802,950
7,705	5.000%, 6/01/29	No Opt. Call	A	10,088,234
7,770	5.000%, 6/01/30	No Opt. Call	A-	10,356,167
11,595	5.000%, 6/01/31	6/30 at 100.00	A-	15,330,793
5,610	5.000%, 6/01/32	6/30 at 100.00	A-	7,358,917
4,045	5.000%, 6/01/33	6/30 at 100.00	A-	5,265,053
3,145	5.000%, 6/01/34	6/30 at 100.00	A-	4,076,989
4,305	5.000%, 6/01/35	6/30 at 100.00	A-	5,550,049
1,155	5.000%, 6/01/36	6/30 at 100.00	A-	1,480,675
4,025	4.000%, 6/01/37	6/30 at 100.00	A-	4,731,307
5,965	4.000%, 6/01/38	6/30 at 100.00	A-	6,981,018
4,005	4.000%, 6/01/39	6/30 at 100.00	A-	4,671,152
8,075	3.000%, 6/01/48	6/30 at 100.00	BBB+	7,852,211
3,150	4.000%, 6/01/48	6/30 at 100.00	BBB+	3,445,659
8,860	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55	6/30 at 100.00	N/R	9,432,267
	Cleveland, Ohio, Airport System Revenue Bonds, Refunding Series 2016A:
1,525	5.000%, 1/01/28 – AGM Insured	1/25 at 100.00	AA	1,758,539
2,230	5.000%, 1/01/29 – AGM Insured	1/25 at 100.00	AA	2,564,522
2,000	5.000%, 1/01/30 – AGM Insured	1/25 at 100.00	AA	2,292,900
1,800	5.000%, 1/01/31 – AGM Insured	1/25 at 100.00	AA	2,056,410
365	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc, Refunding Series 2008C, 5.500%, 8/15/24	11/20 at 100.00	A-	366,372
3,300	Lancaster Port Authority, Ohio, Gas Supply Revenue Bonds, Series 2019, 5.000%, 8/01/49 (Mandatory Put 2/01/25)	11/24 at 100.68	Aa2	3,895,056
7,450	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013, 5.000%, 2/15/27	2/23 at 100.00	BB+	7,945,052

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Ohio (continued)
	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds, Series 2012C:
$ 1,150	4.000%, 10/01/20	No Opt. Call	Aa3	$1,150,000
1,230	5.000%, 10/01/21	No Opt. Call	Aa3	1,289,421
965	5.000%, 10/01/22	No Opt. Call	Aa3	1,058,094
2,940	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20 (6)	No Opt. Call	N/R	3,675
1,400	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009B, 3.100%, 3/01/23 (6)	No Opt. Call	N/R	1,750
28,740	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (6)	No Opt. Call	N/R	35,925
915	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Corporation Project, Refunding Series 2010A, 3.125%, 7/01/33 (6)	No Opt. Call	N/R	1,144
3,610	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2006B, 3.625%, 12/01/33 (6)	No Opt. Call	N/R	4,513
250	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008C, 3.950%, 11/01/32 (6)	No Opt. Call	N/R	313
1,020	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2009A, 4.375%, 6/01/33 (Mandatory Put 6/01/22)	No Opt. Call	N/R	1,027,650
14,735	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power Company Project, Refunding Series 2005A, 2.100%, 1/01/29 (Mandatory Put 10/01/24) (AMT)	No Opt. Call	BBB+	15,288,447
20,015	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power Company Project, Refunding Series 2005C, 2.100%, 4/01/28 (Mandatory Put 10/01/24) (AMT)	No Opt. Call	BBB+	20,764,962
19,840	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power Company Project, Refunding Series 2007A, 2.500%, 8/01/40 (Mandatory Put 10/01/29) (AMT)	No Opt. Call	BBB+	21,098,054
16,850	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power Company Project, Refunding Series 2007B, 2.500%, 11/01/42 (Mandatory Put 10/01/29) (AMT)	No Opt. Call	BBB+	17,916,099
12,040	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power Company Project, Refunding Series 2014B, 2.600%, 6/01/41 (Mandatory Put 10/01/29) (AMT)	10/24 at 100.00	BBB+	12,403,488
6,015	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power Company Project, Refunding Series 2014D, 1.900%, 5/01/26 (Mandatory Put 10/01/24)	No Opt. Call	BBB+	6,237,435
695	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Pratt Paper Ohio, LLC Project, Series 2017, 3.750%, 1/15/28, 144A (AMT)	No Opt. Call	N/R	759,969
5,000	Ohio Higher Educational Facility Commission, Revenue Bonds, Case Western Reserve University Project, Series 2019C, 1.625%, 12/01/34 (Mandatory Put 12/01/26)	6/26 at 100.00	AA-	5,139,300
3,730	Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds, Mortgage-Backed Securities Program, Series 2019B, 3.000%, 9/01/39	9/28 at 100.00	Aaa	3,990,354

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$ 5,525	Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds, Mortgage-Backed Securities Program, Series 2020A, 2.750%, 9/01/40	3/29 at 100.00	Aaa	$5,792,355
1,725	Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds, Mortgage-Backed Securities Program, Series 2020B, 2.250%, 9/01/40	9/29 at 100.00	Aaa	1,733,470
2,000	Ohio State, General Obligation Bonds, Refunding Common Schools Series 2011B, 4.000%, 9/15/21	No Opt. Call	AA+	2,074,060
8,760	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc, Refunding Series 2016A, 5.000%, 1/15/41	1/26 at 100.00	A	10,069,007
5,220	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc, Variable Rate Series 2020B, 5.000%, 1/15/50 (Mandatory Put 1/15/25)	1/25 at 100.00	A	6,111,576
3,855	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Generating Corporation Project, Refunding Series 2006A, 3.000%, 5/15/20 (6)	No Opt. Call	N/R	4,819
8,500	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generating Corporation Project, Refunding Series 2005B, 4.000%, 1/01/34 (6)	No Opt. Call	N/R	10,625
8,645	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generating Corporation Project, Refunding Series 2010A, 3.750%, 7/01/33 (6)	No Opt. Call	N/R	10,806
1,945	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generating Corporation Project, Refunding Series 2010C, 4.000%, 6/01/33 (6)	No Opt. Call	N/R	2,431
2,355	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006B, 4.000%, 12/01/33 (6)	No Opt. Call	N/R	2,944
12,010	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Series 2014, 5.000%, 6/01/21	No Opt. Call	AAA	12,400,445
2,200	Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015, 5.375%, 3/01/27	3/25 at 100.00	N/R	2,315,368
311,825	Total Ohio			278,386,808
	Oklahoma – 1.7%
	Bryan County School Finance Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Durant Public Schools Project, Refunding Series 2020:
700	4.000%, 12/01/28	No Opt. Call	A	855,715
875	4.000%, 12/01/30	12/29 at 100.00	A	1,075,708
	Bryan County School Finance Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Durant Public Schools Project, Series 2020:
1,775	2.000%, 9/01/28	No Opt. Call	A	1,884,251
1,850	2.000%, 9/01/29	No Opt. Call	A	1,962,498
1,800	2.750%, 9/01/30	No Opt. Call	A	2,030,886
1,790	2.750%, 9/01/31	9/30 at 100.00	A	2,005,767
	Canadian County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Mustang Public Schools Project, Series 2012:
2,290	4.500%, 9/01/21	No Opt. Call	AA-	2,378,783
1,415	4.000%, 9/01/23	9/21 at 100.00	AA-	1,461,101
45	Canadian County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Mustang Public Schools Project, Series 2017, 4.000%, 9/01/24	No Opt. Call	AA-	51,059

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Oklahoma (continued)
$ 2,050	Canadian County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Yukon Public Schools Project, Series 2019, 5.000%, 12/01/20	No Opt. Call	N/R	$2,061,787
	Cleveland County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Moore Public Schools Project, Series 2016:
3,025	5.000%, 6/01/21	No Opt. Call	A+	3,114,691
7,580	5.000%, 6/01/22	No Opt. Call	A+	8,127,352
3,085	5.000%, 6/01/23	No Opt. Call	A+	3,430,335
	Comanche County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Elgin Public Schools Project, Series 2017A:
1,470	5.000%, 12/01/28	12/27 at 100.00	A	1,827,386
1,410	5.000%, 12/01/31	12/27 at 100.00	A	1,725,403
	Garfield County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Enid Public Schools Project, Series 2016A:
3,165	5.000%, 9/01/30	9/26 at 100.00	A	3,881,556
5,290	5.000%, 9/01/31	9/26 at 100.00	A	6,454,223
3,150	Garvin County Educational Facilities Authority, Oklahoma, Lease Revenue Bonds, Wynnewood Public Schools Project, Series 2018, 3.625%, 9/01/36	9/28 at 100.00	A-	3,462,259
	Grady County School Finance Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Amber-Pocasset Public Schools Project, Series 2019:
1,365	4.000%, 9/01/32	9/29 at 100.00	A	1,618,085
1,485	4.000%, 9/01/34	9/29 at 100.00	A	1,745,469
1,000	4.000%, 9/01/36	9/29 at 100.00	A	1,165,170
	Grady County School Finance Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Tuttle Public Schools Project, Series 2019:
1,870	4.000%, 9/01/32	9/29 at 100.00	A+	2,233,752
1,465	4.000%, 9/01/33	9/29 at 100.00	A+	1,740,332
1,375	4.000%, 9/01/34	9/29 at 100.00	A+	1,628,578
	Lincoln County Educational Facilities Authority, Oklahoma, Lease Revenue Bonds, Stroud Public Schools Project, Series 2016:
2,115	5.000%, 9/01/22	No Opt. Call	A	2,290,968
1,000	5.000%, 9/01/23	No Opt. Call	A	1,124,300
1,870	5.000%, 9/01/24	No Opt. Call	A	2,176,736
2,490	5.000%, 9/01/26	No Opt. Call	A	3,071,963
	McClain County Economic Development Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Purcell Public Schools Project, Series 2018:
1,280	5.000%, 9/01/30	9/28 at 100.00	A	1,641,446
1,565	5.000%, 9/01/34	9/28 at 100.00	A	1,963,559
	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Series 2018B:
6,160	5.000%, 8/15/33	8/28 at 100.00	Baa3	7,285,678
16,565	5.000%, 8/15/38	8/28 at 100.00	Baa3	19,239,419
3,205	Oklahoma Development Finance Authority, Limited Obligation Revenue Bonds, Gilcrease Expressway West Project, Series 2020, 1.625%, 7/06/23 (AMT)	6/22 at 100.00	Baa2	3,202,789

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Oklahoma (continued)
$ 2,135	Oklahoma Housing Finance Agency, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2019A, 3.000%, 9/01/39	3/28 at 100.00	Aaa	$2,258,702
1,745	Oklahoma Housing Finance Agency, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2020A, 3.000%, 9/01/40	3/29 at 100.00	Aaa	1,825,811
	Pontotoc County Educational Facilities Authority, Oklahoma, Facilities Lease Revenue Bonds, Ada Public Schools Project, Series 2014:
750	5.000%, 9/01/22	No Opt. Call	A-	813,300
500	3.000%, 9/01/23	No Opt. Call	A-	533,500
615	5.000%, 9/01/24	No Opt. Call	A-	714,845
1,505	5.000%, 9/01/25	No Opt. Call	A-	1,803,231
3,210	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Series 2013A, 5.625%, 6/01/38 (AMT)	6/23 at 100.00	AA	3,579,664
	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Broken Arrow Public Schools Project, Series 2016:
3,570	5.000%, 9/01/25	9/23 at 100.00	AA-	4,051,522
10,755	5.000%, 9/01/26	9/23 at 100.00	AA-	12,202,193
1,650	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Broken Arrow Public Schools Project, Series 2019A, 5.000%, 9/01/29	No Opt. Call	AA-	2,190,655
	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Jenks Public Schools Project, Series 2015:
6,195	5.000%, 9/01/25	No Opt. Call	AA-	7,562,856
9,590	5.000%, 9/01/26	9/25 at 100.00	AA-	11,630,656
2,580	Washington County Rural Water District 3, Oklahoma, Revenue Bonds, Refunding & Capital improvement Series 2020, 3.000%, 9/15/35	3/28 at 100.00	A+	2,796,746
	Weatherford Industrial Trust Educational, Oklahoma, Facilities Lease Revenue Bonds, Weatherford Public Schools Project, Series 2019:
2,000	5.000%, 3/01/29	No Opt. Call	A-	2,582,220
1,695	5.000%, 3/01/31	3/29 at 100.00	A-	2,155,837
2,500	5.000%, 3/01/33	3/29 at 100.00	A-	3,132,650
138,570	Total Oklahoma			159,753,392
	Oregon – 0.8%
5,000	Beaverton School District 48J, Washington and Multnomah Counties, Oregon, General Obligation Bonds, Convertible Deferred Interest Series 2017D, 5.000%, 6/15/35	6/27 at 100.00	AA+	6,238,150
1,750	Benton and Linn Counties District School District 509J Corvallis, Oregon, General Obligation Bonds, Series 2018A, 5.000%, 6/15/38	6/28 at 100.00	AA+	2,205,455
1,190	Clackamas Community College District, Oregon, General Obligation Bonds, Deferred Interest Series 2017A, 5.000%, 6/15/40 (8)	6/27 at 100.00	Aa1	1,439,353
1,475	Clackamas County Hospital Facility Authority, Oregon, Revenue Bonds, Rose Villa Inc, Series 2020B-1, 3.250%, 11/15/25	11/21 at 100.00	N/R	1,488,083

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Oregon (continued)
	Clackamas County School District 62, Oregon City, Oregon, General Obligation Bonds, Refunding Series 2018A:
$ 1,665	0.000%, 6/15/34	6/28 at 79.31	AA+	$1,170,878
1,500	0.000%, 6/15/35	6/28 at 75.58	AA+	1,001,175
1,000	0.000%, 6/15/37	6/28 at 69.16	AA+	607,620
2,050	0.000%, 6/15/39	6/28 at 63.17	AA+	1,131,292
1,770	Multnomah County Hospital Facilities Authority, Oregon, Revenue Bonds, Adventist Health System/West, Refunding Variable Rate Series 2019, 5.000%, 3/01/40 (Mandatory Put 3/01/25)	9/24 at 100.00	A+	2,047,713
2,750	Multnomah-Clackamas Counties School District 10JT Greham-Barlow, Oregon, General Obligation Bonds, Deferred interest Series 2019A, 0.000%, 6/15/38	6/29 at 72.47	Aa1	1,664,382
3,265	Oregon Housing and Community Services Department, Mortgage Revenue Bonds, Single-Family Mortgage Program, Series 2017D, 3.450%, 1/01/38	1/27 at 100.00	Aa2	3,545,431
5,435	Oregon Housing and Community Services Department, Mortgage Revenue Bonds, Single-Family Mortgage Program, Series 2018C, 3.900%, 7/01/38	7/27 at 100.00	Aa2	5,974,587
7,670	Oregon Housing and Community Services Department, Mortgage Revenue Bonds, Single-Family Mortgage Program, Series 2019A, 2.650%, 7/01/39	7/28 at 100.00	Aa2	7,973,655
15,995	Oregon State Business Development Commission, Recovery Zone Facility Revenue Bonds, Intel Corporation Project, 232 Series 2010, 2.400%, 12/01/40 (Mandatory Put 8/14/23)	No Opt. Call	A+	16,824,661
11,220	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Senior Lien Series 2013A, 5.000%, 11/15/38 (Pre-refunded 11/15/23)	11/23 at 100.00	AAA	12,897,727
	Salem Hospital Facility Authority, Oregon, Revenue Bonds, Salem Hospital Project, Refunding Series 2016A:
3,425	5.000%, 5/15/32	5/26 at 100.00	AA-	4,071,332
1,925	5.000%, 5/15/33	5/26 at 100.00	AA-	2,279,181
69,085	Total Oregon			72,560,675
	Pennsylvania – 5.7%
	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Allegheny Health Network Obligated Group Issue, Series 2018A:
1,000	5.000%, 4/01/36	4/28 at 100.00	A	1,208,190
10,010	4.000%, 4/01/37	4/28 at 100.00	A	11,250,739
6,050	4.000%, 4/01/38	4/28 at 100.00	A	6,780,295
13,810	4.000%, 4/01/44	4/28 at 100.00	A	15,250,107
	Allegheny County, Pennsylvania, General Obligation Bonds, Series C69-C70 of 2012:
1,000	5.000%, 12/01/25 (Pre-refunded 12/01/22)	12/22 at 100.00	AA- (7)	1,103,130
4,000	5.000%, 12/01/37 (Pre-refunded 12/01/22)	12/22 at 100.00	AA- (7)	4,412,520
1,525	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Project, Series 2018, 5.000%, 5/01/28, 144A	No Opt. Call	Ba3	1,696,502
1,200	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.500%, 4/01/41 (6)	No Opt. Call	N/R	1,500
7,770	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008A, 2.700%, 4/01/35 (6)	No Opt. Call	N/R	9,713

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 2,880	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35 (6)	No Opt. Call	N/R	$3,600
	Berks County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Tower Health Project, Series 2017:
1,570	4.000%, 11/01/33	11/27 at 100.00	BBB+	1,615,263
2,295	4.000%, 11/01/38	11/27 at 100.00	BBB+	2,326,556
8,740	4.000%, 11/01/39	11/27 at 100.00	BBB+	8,838,325
2,530	4.000%, 11/01/47	11/27 at 100.00	BBB+	2,489,950
12,400	5.000%, 11/01/47	11/27 at 100.00	BBB+	13,238,736
11,800	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Tower Health Project, Series 2020B-2, 5.000%, 2/01/40 (Mandatory Put 2/01/27)	8/26 at 101.63	BBB+	13,117,588
13,910	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Tower Health Project, Series 2020B-3, 5.000%, 2/01/40 (Mandatory Put 2/01/30)	8/29 at 101.50	BBB+	15,703,973
1,000	Capital Region Water, Pennsylvania, Water Revenue Bonds, Series 2018, 5.000%, 7/15/27	No Opt. Call	A+	1,254,220
3,590	Clarion County Industrial Development Authority, Pennsylvania, Revenue Bonds, Pennsylvania-American Water Company Project, Refunding Series 2019, 2.450%, 12/01/39 (Mandatory Put 12/03/29) (AMT)	12/29 at 100.00	A+	3,868,333
	Commonwealth Financing Authority, Pennsylvania, Revenue Bonds, Refunding Forward Delivery Series 2020A:
2,000	5.000%, 6/01/28	No Opt. Call	A1	2,564,920
1,750	5.000%, 6/01/29	No Opt. Call	A1	2,289,998
45,720	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master Settlement, Series 2018, 4.000%, 6/01/39 – AGM Insured	6/28 at 100.00	AA	51,907,745
	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann University, Series 2010:
1,000	5.000%, 10/01/21	11/20 at 100.00	BBB	1,000,510
1,050	5.000%, 10/01/25	11/20 at 100.00	BBB	1,050,378
6,715	Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds, Geisinger Health System, Series 2020B, 5.000%, 4/01/43 (Mandatory Put 2/15/27)	8/26 at 100.00	AA-	8,232,389
6,150	Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds, Geisinger Health System, Series 2020C, 5.000%, 4/01/43 (Mandatory Put 4/01/30)	10/29 at 100.00	AA-	8,007,361
	Indiana County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Indiana Regional Medical Center, Series 2014A:
410	5.000%, 6/01/22	No Opt. Call	Ba3	425,773
790	5.000%, 6/01/24	6/23 at 100.00	Ba3	836,468
525	5.000%, 6/01/25	6/23 at 100.00	Ba3	554,941
370	5.125%, 6/01/26	6/23 at 100.00	Ba3	391,179
460	5.375%, 6/01/28	6/23 at 100.00	Ba3	486,537
12,575	Lehigh County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, Pennsylvania Power and Light Company, Series 2016A, 1.800%, 9/01/29 (Mandatory Put 9/01/22)	No Opt. Call	A1	12,730,175
10,520	Lehigh County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, Pennsylvania Power and Light Company, Series 2016B, 1.800%, 2/15/27 (Mandatory Put 8/15/22)	No Opt. Call	A1	10,657,391

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 11,890	Luzerne County Industrial Development Authority, Pennsylvania, Revenue Bonds, Pennsylvania-American Water Company Project, Refunding Series 2019, 2.450%, 12/01/39 (Mandatory Put 12/03/29) (AMT)	12/29 at 100.00	A+	$12,907,308
	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, AICUP Financing Program, Gwynedd Mercy University, Variable Rate Series 2017V-1B:
985	4.000%, 5/01/36 (Mandatory Put 5/01/22)	No Opt. Call	BBB	1,007,586
1,080	4.000%, 5/01/36 (Mandatory Put 5/01/23)	No Opt. Call	BBB	1,119,398
8,285	North Allegheny School District, Allegheny County, Pennsylvania, General Obligation Bonds, Limited Tax Series 2019, 4.000%, 5/01/44	5/29 at 100.00	AA	9,500,409
4,055	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2005A, 3.750%, 12/01/40 (6)	No Opt. Call	N/R	5,069
3,455	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2006A, 2.550%, 11/01/41 (6)	No Opt. Call	N/R	4,319
	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds, Capitol Region Parking System, Junior Guaranteed Series 2013B:
1,975	5.500%, 1/01/25	1/24 at 100.00	AA	2,276,543
2,265	5.500%, 1/01/26	1/24 at 100.00	AA	2,611,794
2,260	5.500%, 1/01/27	1/24 at 100.00	AA	2,600,107
	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds, Capitol Region Parking System, Junior Insured Series 2013C:
500	5.500%, 1/01/25 – AGM Insured	1/24 at 100.00	AA	576,340
1,110	5.500%, 1/01/26 – AGM Insured	1/24 at 100.00	AA	1,278,010
2,505	5.500%, 1/01/28 – AGM Insured	1/24 at 100.00	AA	2,881,101
2,050	5.500%, 1/01/29 – AGM Insured	1/24 at 100.00	AA	2,352,785
1,255	5.500%, 1/01/31 – AGM Insured	1/24 at 100.00	AA	1,438,067
2,375	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Project, Series 2004, 2.150%, 11/01/21	No Opt. Call	A-	2,412,786
	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, LaSalle University, Series 2012:
1,320	5.000%, 5/01/27	11/22 at 100.00	BBB-	1,363,652
10,850	5.000%, 5/01/42	11/22 at 100.00	BBB-	11,028,374
19,870	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2016-120, 3.100%, 10/01/36	10/25 at 100.00	AA+	20,928,674
8,950	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2016-121, 3.100%, 10/01/36	10/25 at 100.00	AA+	9,426,856
14,475	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2017-125A, 3.700%, 10/01/37 (AMT)	4/27 at 100.00	AA+	15,764,143
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2019-128B:
6,605	3.500%, 10/01/34	10/27 at 100.00	AA+	7,088,552
3,000	3.850%, 4/01/38	10/27 at 100.00	AA+	3,250,140

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 4,880	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2019-131A, 3.000%, 10/01/39	4/29 at 100.00	AA+	$5,218,721
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2020-133:
2,000	2.125%, 10/01/35	10/29 at 100.00	AA+	2,017,600
8,840	2.350%, 10/01/40	10/29 at 100.00	AA+	8,917,262
35	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Special Revenue Bonds, Subordinate Series 2010A1&2, 5.500%, 12/01/34 (Pre-refunded 12/01/20)	12/20 at 100.00	AA- (7)	35,311
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue Bonds, Series 2014A:
2,095	0.000%, 12/01/34 (8)	12/26 at 100.00	AA-	2,299,975
5,000	0.000%, 12/01/37 (8)	12/26 at 100.00	AA-	5,497,650
16,150	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 6.375%, 12/01/38	12/27 at 100.00	A	20,843,513
	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Series 2019 Forward Delivery:
4,615	5.000%, 12/01/24	No Opt. Call	A1	5,504,034
5,000	5.000%, 12/01/25	No Opt. Call	A1	6,162,900
	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Second Series 2016B-2:
5,905	5.000%, 6/01/25	No Opt. Call	A3	6,956,976
2,830	5.000%, 6/01/29	6/26 at 100.00	A3	3,389,038
22,145	5.000%, 6/01/35	6/26 at 100.00	A3	26,011,960
	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Second Series 2017:
2,515	5.000%, 12/01/29	12/27 at 100.00	A3	3,097,700
3,190	5.000%, 12/01/31	12/27 at 100.00	A3	3,901,179
5,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Series 2016A, 5.000%, 12/01/36	12/26 at 100.00	A3	5,902,950
	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Third Series 2017:
3,495	5.000%, 12/01/31	12/27 at 100.00	A3	4,274,175
2,250	5.000%, 12/01/32	12/27 at 100.00	A3	2,739,555
2,000	4.000%, 12/01/36	12/27 at 100.00	A3	2,225,760
12,025	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015A-1, 5.000%, 12/01/24	No Opt. Call	A+	14,341,496
1,010	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2016A-1, 5.000%, 12/01/28	6/26 at 100.00	A1	1,230,746
3,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2017A-1, 5.000%, 12/01/36	12/27 at 100.00	A1	3,650,850
7,445	Philadelphia Authority For Industrial Development, Pennsylvania, City Agreement Revenue Bonds, Cultural and Commercial Corridors Program, Refunding Series 2016A, 5.000%, 12/01/29	12/25 at 100.00	A	8,994,379

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, La Salle University, Series 2017:
$ 1,835	5.000%, 5/01/31	11/27 at 100.00	BBB-	$1,959,652
2,050	5.000%, 5/01/33	11/27 at 100.00	BBB-	2,163,816
1,165	5.000%, 5/01/34	11/27 at 100.00	BBB-	1,226,698
	Philadelphia School District, Pennsylvania, General Obligation Bonds, Refunding Series 2020 Forward Delivery:
5,000	5.000%, 9/01/21	No Opt. Call	A+	5,197,850
3,000	5.000%, 9/01/22	No Opt. Call	A+	3,252,000
10,455	Philadelphia School District, Pennsylvania, General Obligation Bonds, Tax & Revenue Anticipation Note Series 2020-21A, 4.000%, 6/30/21	No Opt. Call	N/R	10,748,263
1,250	Philadelphia, Pennsylvania, Airport Revenue Bonds, Refunding Series 2017B, 5.000%, 7/01/21 (AMT)	No Opt. Call	A2	1,291,025
8,530	Philadelphia, Pennsylvania, Tax and Revenue Anticipation Notes, Series A of 2020-2021, 4.000%, 6/30/21	No Opt. Call	N/R	8,769,266
2,650	Quakertown General Authority Health Facilities Revenue USDA Loan Anticipation Notes and Revenue Bonds for LifeQuest Obligated Group, Pennsylvania, Series 2017A, 3.125%, 7/01/21	10/20 at 100.00	N/R	2,604,023
8,395	Sayre Healthcare Facility Authority, Pennsylvania, Revenue Bonds, Guthrie Healthcare System, Series 2007, 0.945%, 12/01/24 (3-Month LIBOR * 67% reference rate + 0.780% spread) (4)	11/20 at 100.00	AA-	8,345,469
4,430	Scranton, Lackawanna County, Pennsylvania, General Obligation Notes, Series 2016, 5.000%, 11/15/26	5/24 at 100.00	BB+	4,853,862
2,235	Scranton-Lackawanna Health and Welfare Authority, Pennsylvania, University Revenue Bonds, Marywood University, Series 2016, 3.375%, 6/01/26	No Opt. Call	BB+	2,166,944
	Southcentral Pennsylvania General Authority, Revenue Bonds, Hanover Hospital Inc, Series 2013:
730	5.000%, 12/01/20	No Opt. Call	A	735,234
1,105	5.000%, 12/01/21	No Opt. Call	A	1,161,035
1,625	5.000%, 12/01/22	No Opt. Call	A	1,777,165
1,705	5.000%, 12/01/23	6/23 at 100.00	A	1,899,779
1,795	5.000%, 12/01/24	6/23 at 100.00	A	1,991,929
3,410	Washington County Industrial Development Authority, Pennsylvania, College Revenue Bonds, AICUP Financing Program-Washington and Jefferson College Project, Series 2017-PP5, 3.375%, 11/01/36	11/27 at 100.00	A-	3,553,152
491,020	Total Pennsylvania			524,037,910
	Puerto Rico – 2.0%
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A:
9,825	6.125%, 7/01/24	No Opt. Call	CC	10,377,656
50	6.000%, 7/01/44	11/20 at 100.00	CC	50,625

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Puerto Rico (continued)
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
$ 12,320	5.250%, 7/01/24	7/22 at 100.00	CC	$12,705,000
6,095	4.250%, 7/01/25	7/22 at 100.00	CC	6,102,619
13,030	5.000%, 7/01/33	7/22 at 100.00	CC	13,258,025
6,155	5.125%, 7/01/37	7/22 at 100.00	CC	6,262,713
5,975	5.250%, 7/01/42	7/22 at 100.00	CC	6,079,563
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
1,589	0.000%, 7/01/24	No Opt. Call	N/R	1,469,142
15,217	0.000%, 7/01/27	No Opt. Call	N/R	12,936,428
28,652	0.000%, 7/01/29	7/28 at 98.64	N/R	22,582,647
29,550	0.000%, 7/01/31	7/28 at 91.88	N/R	21,607,846
30,635	0.000%, 7/01/33	7/28 at 86.06	N/R	20,541,993
2,317	4.500%, 7/01/34	7/25 at 100.00	N/R	2,423,211
784	4.750%, 7/01/53	7/28 at 100.00	N/R	817,328
4,743	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured Cofina Project Series 2018B-1, 4.500%, 7/01/34	7/25 at 100.00	N/R	4,960,419
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A-2:
14,633	4.329%, 7/01/40	7/28 at 100.00	N/R	14,950,097
20,402	4.329%, 7/01/40	7/28 at 100.00	N/R	20,844,111
3,695	4.784%, 7/01/58	7/28 at 100.00	N/R	3,862,568
205,667	Total Puerto Rico			181,831,991
	Rhode Island – 0.5%
4,350	Rhode Island Health and Educational Building Corporation, Revenue Bonds, Care New England Health System, Series 2013A, 5.500%, 9/01/28 (Pre-refunded 9/01/23)	9/23 at 100.00	N/R (7)	5,008,503
4,125	Rhode Island Housing & Mortgage Finance Corporation, Homeownership Opportunity Bond Program, 2019 Series 70, 3.000%, 10/01/39	10/28 at 100.00	AA+	4,352,246
3,900	Rhode Island Housing & Mortgage Finance Corporation, Homeownership Opportunity Bond Program, 2019 Series 71, 3.000%, 10/01/39	4/29 at 100.00	AA+	4,170,699
10,000	Rhode Island Housing & Mortgage Finance Corporation, Homeownership Opportunity Bonds, Series 73-A, 2.300%, 10/01/40 (WI/DD, Settling 10/21/20)	10/29 at 100.00	AA+	9,948,800
4,550	Rhode Island Housing and Mortgage Finance Corporation, Homeownership Opportunity Bond Program, Series 2020-72A, 2.550%, 10/01/40	10/29 at 100.00	AA+	4,626,304
136,145	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2007A, 0.000%, 6/01/52	10/20 at 15.42	CCC-	20,687,233
163,070	Total Rhode Island			48,793,785
	South Carolina – 0.8%
5,770	Greenville Hospital System Board of Trustees, South Carolina, Hospital Revenue Bonds, Series 2014B, 5.000%, 5/01/34	5/24 at 100.00	A	6,326,632

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	South Carolina (continued)
	Lexington County Health Services District, Inc, South Carolina, Hospital Revenue Bonds, Lexington Medical Center, Series 2016:
$ 1,055	5.000%, 11/01/34	5/26 at 100.00	A1	$1,232,630
1,170	5.000%, 11/01/35	5/26 at 100.00	A1	1,363,038
6,650	Patriots Energy Group Financing Agency, South Carolina, Gas Supply Revenue Bonds, Series 2018A, 4.000%, 10/01/48 (Mandatory Put 2/01/24)	11/23 at 100.30	Aa2	7,354,701
3,095	South Carolina Housing Finance and Development Authority, Mortgage Revenue Bonds, Series 2019B, 2.900%, 7/01/39	1/29 at 100.00	Aaa	3,266,277
6,000	South Carolina Housing Finance and Development Authority, Mortgage Revenue Bonds, Series 2020B, 2.150%, 7/01/40 (WI/DD, Settling 10/08/20)	1/30 at 100.00	Aaa	6,023,700
	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, FMU Student Housing LLC - Francis Marion University Project, Series 2014A:
1,910	5.000%, 8/01/27	8/24 at 100.00	Baa3	2,005,538
3,925	5.000%, 8/01/32	8/24 at 100.00	Baa3	4,060,295
	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Bon Secours Health System Obligated Group, Series 2012:
1,850	5.000%, 11/01/20 (ETM)	No Opt. Call	N/R (7)	1,857,252
7,500	5.000%, 11/01/27 (Pre-refunded 11/01/22)	11/22 at 100.00	N/R (7)	8,243,775
1,275	5.000%, 11/01/29 (Pre-refunded 11/01/22)	11/22 at 100.00	N/R (7)	1,401,442
	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding & Improvement Series 2015A:
3,015	5.000%, 12/01/31	6/25 at 100.00	A	3,511,752
8,290	5.000%, 12/01/50	6/25 at 100.00	A	9,383,285
	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2016A:
7,015	5.000%, 12/01/29	6/26 at 100.00	A	8,475,523
3,875	5.000%, 12/01/31	6/26 at 100.00	A	4,640,545
1,580	Spartanburg Regional Health Services District, Inc, South Carolina, Hosptial Revenue Bonds, Refunding Series 2012A, 5.000%, 4/15/32	4/22 at 100.00	A	1,662,697
63,975	Total South Carolina			70,809,082
	South Dakota – 0.3%
	South Dakota Building Authority, Revenue Bonds, Series 2013B:
525	5.000%, 6/01/22	No Opt. Call	AA+	567,115
1,000	5.000%, 6/01/24 (Pre-refunded 6/01/23)	6/23 at 100.00	AA+ (7)	1,128,320
2,410	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Regional Health, Refunding Series 2017, 5.000%, 9/01/31	9/27 at 100.00	AA-	2,952,949
6,485	South Dakota Health and Educational Facilities Authority, Reveune Bonds, Avera Health, Series 2019A, 5.000%, 7/01/33 (Mandatory Put 7/01/24)	4/24 at 100.00	AA-	7,214,368
	South Dakota Housing Development Authority, Homeownership Mortgage Revenue Bonds, Series 2018B:
3,200	3.850%, 11/01/33	11/27 at 100.00	AAA	3,583,232
4,315	4.050%, 11/01/38	11/27 at 100.00	AAA	4,815,756

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	South Dakota (continued)
$ 3,000	South Dakota Housing Development Authority, Homeownership Mortgage Revenue Bonds, Series 2019A, 3.800%, 11/01/39	5/28 at 100.00	AAA	$ 3,309,870
20,935	Total South Dakota			23,571,610
	Tennessee – 1.3%
2,265	Chattanooga-Hamilton County Hospital Authority, Tennessee, Hospital Revenue Bonds, Erlanger Health System, Refunding Series 2014A, 5.000%, 10/01/28	10/24 at 100.00	BBB	2,513,403
	Knox County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, University Health System, Inc, Series 2017:
2,765	3.375%, 4/01/26	No Opt. Call	BBB	3,036,993
3,250	5.000%, 4/01/29	4/27 at 100.00	BBB	3,863,372
2,500	5.000%, 4/01/30	4/27 at 100.00	BBB	2,957,075
2,725	5.000%, 4/01/31	4/27 at 100.00	BBB	3,208,333
	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Covenant Health, Refunding Series 2012A:
1,400	4.000%, 1/01/22	No Opt. Call	A+	1,458,688
1,300	4.000%, 1/01/23	No Opt. Call	A+	1,397,370
3,180	5.000%, 1/01/23	No Opt. Call	A+	3,489,001
2,110	5.000%, 1/01/24	1/23 at 100.00	A+	2,308,403
	Memphis and Shelby County Port Commission, Tennessee, Port Development Revenue Bonds, Series 2011:
1,480	5.250%, 4/01/23	4/21 at 100.00	AA	1,515,165
1,560	5.250%, 4/01/24	4/21 at 100.00	AA	1,596,598
1,240	5.250%, 4/01/25	4/21 at 100.00	AA	1,268,706
8,255	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University Medical Center, Series 2016A, 5.000%, 7/01/35	7/26 at 100.00	Aa1	9,679,730
935	Tennessee Housing Development Agency, Residential Finance Program Bonds, Series 2015-1C, 3.950%, 7/01/35	1/25 at 100.00	AA+	1,008,753
5,180	Tennessee Housing Development Agency, Residential Finance Program Bonds, Series 2018-3, 3.750%, 7/01/38	7/27 at 100.00	AA+	5,548,816
11,205	Tennessee Housing Development Agency, Residential Finance Program Bonds, Series 2018-4, 3.900%, 7/01/38	1/28 at 100.00	AA+	12,393,178
9,995	Tennessee Housing Development Agency, Residential Finance Program Bonds, Series 2019-1, 3.750%, 7/01/39	7/28 at 100.00	AA+	11,060,067
9,845	Tennessee Housing Development Agency, Residential Finance Program Bonds, Series 2019-2, 3.000%, 7/01/39	7/28 at 100.00	AA+	10,480,002
3,625	Tennessee Housing Development Agency, Residential Finance Program Bonds, Series 2019-3, 2.600%, 7/01/39	1/29 at 100.00	AA+	3,791,388
5,510	Tennessee Housing Development Agency, Residential Finance Program Bonds, Series 2019-4, 2.900%, 7/01/39	1/29 at 100.00	AA+	5,844,898
5,000	The Tennessee Energy Acquisition Corporation, Gas Project Revenue Bonds, Series 2018, 4.000%, 11/01/49 (Mandatory Put 11/01/25)	8/25 at 100.22	A	5,703,400

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tennessee (continued)
$ 27,255	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C, 4.000%, 5/01/48 (Mandatory Put 5/01/23)	2/23 at 100.43	A	$ 29,359,086
112,580	Total Tennessee			123,482,425
	Texas – 5.7%
	Austin Convention Enterprises Inc, Texas, Convention Center Hotel Revenue Bonds, Refunding First Tier Series 2017A:
2,610	5.000%, 1/01/28	1/27 at 100.00	BBB-	2,685,090
3,650	5.000%, 1/01/30	1/27 at 100.00	BBB-	3,729,241
1,600	5.000%, 1/01/32	1/27 at 100.00	BBB-	1,635,056
	Austin, Texas, Airport System Revenue Bonds, Refunding Series 2019:
5,500	5.000%, 11/15/20 (AMT)	No Opt. Call	A1	5,530,635
5,000	5.000%, 11/15/21 (AMT)	No Opt. Call	A1	5,260,100
3,370	Central Texas Regional Mobility Authority, Revenue Bonds, Refunding Senior Lien Series 2013A, 5.000%, 1/01/33 (Pre-refunded 1/01/23)	1/23 at 100.00	A- (7)	3,726,883
3,455	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.250%, 1/01/46 (Pre-refunded 1/01/21)	1/21 at 100.00	A- (7)	3,506,963
	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A:
1,945	5.000%, 1/01/32	7/25 at 100.00	A-	2,248,887
1,390	5.000%, 1/01/33	7/25 at 100.00	A-	1,601,044
1,165	5.000%, 1/01/34	7/25 at 100.00	A-	1,342,942
	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2016:
2,000	5.000%, 1/01/33	1/26 at 100.00	A-	2,331,000
1,650	5.000%, 1/01/35	1/26 at 100.00	A-	1,918,274
	City of Houston, Texas, Convention & Entertainment Facilities Department Hotel Occupancy Tax and Special Revenue Bonds, Refunding Series 2019:
2,060	5.000%, 9/01/32	9/28 at 100.00	A	2,228,281
1,035	5.000%, 9/01/34	9/28 at 100.00	A	1,111,424
1,000	5.000%, 9/01/35	9/28 at 100.00	A	1,069,850
1,105	5.000%, 9/01/36	9/28 at 100.00	A	1,177,720
450	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Idea Public Schools, Series 2012, 3.750%, 8/15/22	No Opt. Call	A-	465,003
	Conroe Independent School District, Montgomery County, Texas, General Obligation Bonds, Refunding School Building Series 2012:
5,200	5.000%, 2/15/26 (Pre-refunded 2/15/21)	2/21 at 100.00	Aaa	5,293,288
2,800	5.000%, 2/15/26	2/21 at 100.00	AAA	2,849,616
	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding & Improvement Series 2016:
10,000	1.350%, 11/01/20 (AMT), 144A	No Opt. Call	A	10,008,200
20,000	1.600%, 11/01/21 (AMT), 144A	No Opt. Call	A	20,271,600
9,295	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2012B, 5.000%, 11/01/35	11/20 at 100.00	A1	9,331,808
3,725	Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy Inc Project, Series 2012B, 4.750%, 11/01/42	11/22 at 100.00	Baa2	3,840,438

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 11,750	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Bond Anticipation Note Series 2014A, 5.000%, 2/01/23	No Opt. Call	A+	$12,890,102
10,000	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Refunding First Tier Series 2020C, 4.000%, 10/01/45	4/30 at 100.00	A+	11,609,600
7,400	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 4/01/53 (Pre-refunded 10/01/23)	10/23 at 100.00	AA (7)	8,463,306
	Hale Center Education Facilities Corporation, Texas, Revenue Bonds, Wayland Baptist University Project, Improvement and Refunding Series 2010:
875	4.000%, 3/01/21	No Opt. Call	A-	887,198
550	4.000%, 3/01/22	3/21 at 100.00	A-	557,667
800	4.000%, 3/01/23	3/21 at 100.00	A-	811,624
440	4.250%, 3/01/25	3/21 at 100.00	A-	446,736
	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Health System, Refunding Series 2020A:
5,215	4.125%, 7/01/26	No Opt. Call	A+	6,162,305
4,025	3.950%, 7/01/27	No Opt. Call	A+	4,792,769
3,060	3.750%, 7/01/28	No Opt. Call	A+	3,645,256
6,890	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Health System, Series 2019B-2, 5.000%, 7/01/49 (Mandatory Put 12/01/24)	9/24 at 100.84	A+	8,135,230
5,400	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Health System, Series 2019B-3, 5.000%, 7/01/49 (Mandatory Put 12/01/26)	9/26 at 100.78	A+	6,748,002
	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Health System, Series 2020 Forward Delivery:
1,280	5.000%, 6/01/21	No Opt. Call	A+	1,317,952
1,000	5.000%, 6/01/22	No Opt. Call	A+	1,073,940
	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Refunding Series 2013A:
1,900	5.000%, 12/01/23	12/22 at 100.00	A+	2,083,084
18,000	4.000%, 12/01/31 (Pre-refunded 12/01/22)	12/22 at 100.00	A+ (7)	19,467,900
6,130	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Series 2014A, 5.000%, 12/01/29 (Pre-refunded 12/01/24)	12/24 at 100.00	A+ (7)	7,326,882
2,000	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Texas Childrens Hospital, Series 2019A, 4.000%, 10/01/35	10/29 at 100.00	AA	2,373,560
5,045	Harris County Flood Control District, Texas, General Obligation Bonds, Refunding Contract Tax Series 2014A, 5.000%, 10/01/25	10/24 at 100.00	Aaa	5,998,656
1,570	Harris County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, St Luke's Episcopal Hospital, Series 1991A, 6.750%, 2/15/21 (ETM)	11/20 at 100.00	AA+ (7)	1,645,156
2,320	Harris County Metropolitan Transit Authority, Texas, Sales and Use Tax Revenue Bonds, Tender Option Bond Trust 2016-XG0054, 13.452%, 11/01/41 (Pre-refunded 11/01/21), 144A (IF) (5)	11/21 at 100.00	AAA	2,684,774
425	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Second Lien Series 2014C, 5.000%, 11/15/23	No Opt. Call	Baa1	455,184

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Senior Lien Series 2014A:
$ 4,795	5.000%, 11/15/24 – AGM Insured	No Opt. Call	AA	$5,466,204
4,600	5.000%, 11/15/25 – AGM Insured	11/24 at 100.00	AA	5,228,084
3,745	5.000%, 11/15/26 – AGM Insured	11/24 at 100.00	AA	4,235,745
12,050	5.000%, 11/15/27 – AGM Insured	11/24 at 100.00	AA	13,574,325
5,240	Houston Independent School District, Harris County, Texas, General Obligation Bonds, Refunding Limited Tax Schoolhouse Series 2013A, 4.000%, 2/15/31	2/23 at 100.00	AAA	5,660,982
11,815	Houston Independent School District, Harris County, Texas, General Obligation Bonds, Refunding Schoolhouse Series 2016A, 4.000%, 2/15/34	2/26 at 100.00	AAA	13,631,556
	Houston, Texas, Airport System Revenue Bonds, Refunding Subordinate Lien Series 2011B:
1,900	5.000%, 7/01/25 (Pre-refunded 7/01/21)	7/21 at 100.00	A (7)	1,968,495
2,025	5.000%, 7/01/26 (Pre-refunded 7/01/21)	7/21 at 100.00	A (7)	2,098,001
	Houston, Texas, Airport System Revenue Bonds, Refunding Subordinate Lien Series 2012B:
18,675	5.000%, 7/01/31 (Pre-refunded 7/01/22)	7/22 at 100.00	A (7)	20,216,995
5,000	5.000%, 7/01/32 (Pre-refunded 7/01/22)	7/22 at 100.00	A (7)	5,412,850
2,440	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc Terminal E Project, Refunding Series 2014, 5.000%, 7/01/29 (AMT)	7/24 at 100.00	Ba3	2,482,236
	Houston, Texas, Combined Utility System Revenue Bonds, Refunding First Lien Series 2018D:
3,000	5.000%, 11/15/32	11/28 at 100.00	Aa2	3,914,100
2,570	5.000%, 11/15/33	11/28 at 100.00	Aa2	3,337,839
6,000	Houston, Texas, General Obligation Bonds, Refunding Public Improvement Series 2017A, 5.000%, 3/01/22	No Opt. Call	AA	6,411,720
1,325	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2014, 5.000%, 9/01/31	9/24 at 100.00	A	1,387,633
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B:
8,005	0.000%, 9/01/22 – AMBAC Insured	No Opt. Call	A	7,852,104
3,815	0.000%, 9/01/23 – AMBAC Insured	No Opt. Call	A	3,691,356
2,000	Laredo Community College District, Webb County, Texas, General Obligation Bonds, Series 2014, 5.000%, 8/01/32	8/24 at 100.00	AA-	2,329,000
	Love Field Airport Modernization Corporation, Texas, General Airport Revenue Bonds Series 2015:
1,000	5.000%, 11/01/26 (AMT)	11/25 at 100.00	A1	1,175,480
2,025	5.000%, 11/01/27 (AMT)	11/25 at 100.00	A1	2,367,347
1,570	5.000%, 11/01/28 (AMT)	11/25 at 100.00	A1	1,825,408
2,000	5.000%, 11/01/29 (AMT)	11/25 at 100.00	A1	2,317,940
2,000	5.000%, 11/01/30 (AMT)	11/25 at 100.00	A1	2,308,460
1,915	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company, Series 2010, 5.250%, 11/01/40	11/20 at 100.00	Baa1	1,919,136

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA Transmission Services Corporation Project, Refunding Series 2018:
$ 2,135	5.000%, 5/15/21	No Opt. Call	A+	$2,197,854
1,845	5.000%, 5/15/22	No Opt. Call	A+	1,986,548
	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013:
3,045	5.000%, 12/01/25	No Opt. Call	B1	3,383,513
2,720	5.250%, 12/01/28	12/25 at 100.00	B1	3,005,328
2,700	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project, Senior Lien Series 2018, 4.625%, 10/01/31, 144A (AMT)	10/21 at 105.00	BB-	2,859,354
	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds, Children's Medical Center Dallas Project, Series 2012:
4,460	5.000%, 8/15/24 (Pre-refunded 8/15/22)	8/22 at 100.00	AA (7)	4,858,367
4,720	5.000%, 8/15/25 (Pre-refunded 8/15/22)	8/22 at 100.00	AA (7)	5,141,590
3,945	5.000%, 8/15/26 (Pre-refunded 8/15/22)	8/22 at 100.00	AA (7)	4,297,367
7,065	5.000%, 8/15/27 (Pre-refunded 8/15/22)	8/22 at 100.00	AA (7)	7,696,046
	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible Capital Appreciation Series 2011C:
3,855	0.000%, 9/01/43 (Pre-refunded 9/01/31) (8)	9/31 at 100.00	N/R (7)	5,274,951
9,130	0.000%, 9/01/45 (Pre-refunded 9/01/31) (8)	9/31 at 100.00	N/R (7)	13,523,812
	North Texas Tollway Authority, Special Projects System Revenue Bonds, Current Interest Series 2011D:
8,655	5.250%, 9/01/25 (Pre-refunded 9/01/21)	9/21 at 100.00	N/R (7)	9,058,756
5,075	5.250%, 9/01/26 (Pre-refunded 9/01/21)	9/21 at 100.00	N/R (7)	5,311,749
	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2019A:
5,000	3.000%, 1/01/35	1/29 at 100.00	A+	5,291,000
5,310	4.000%, 1/01/36	1/29 at 100.00	A+	6,267,499
4,830	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Baylor Health Care System, Series 2011A, 5.000%, 11/15/30 (Pre-refunded 11/15/21)	11/21 at 100.00	AA- (7)	5,086,280
1,285	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Hendrick Medical Center, Refunding Series 2013, 5.125%, 9/01/33	9/23 at 100.00	A	1,408,167
3,000	Texas Department of Housing and Community Affairs, Single Family Mortgage Revenue Bonds, Series 2018A, 4.125%, 9/01/38	9/27 at 100.00	Aaa	3,387,030
5,000	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/21	No Opt. Call	A3	5,252,550
	Texas Private Activity Bond Surface Transporation Corporation, Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Refunding Senior Lien Series 2019A:
12,000	4.000%, 12/31/37	12/29 at 100.00	Baa2	13,539,840
10,845	4.000%, 12/31/39	12/29 at 100.00	Baa2	12,158,221

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Texas Private Activity Bond Surface Transporation Corporation, Senior Lien Revenue Bonds, Blueridge Transportation Group, LLC SH 288 Toll Lanes Project, Series 2016:
$ 4,820	5.000%, 12/31/40 (AMT)	12/25 at 100.00	Baa3	$5,172,197
8,000	5.000%, 12/31/45 (AMT)	12/25 at 100.00	Baa3	8,567,840
	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Refunding Series 2020A:
4,500	4.000%, 12/31/31	12/30 at 100.00	Baa2	5,292,990
3,500	4.000%, 6/30/32	12/30 at 100.00	Baa2	4,071,970
7,060	Texas State, General Obligation Bonds, Tax & Revenue Anticipation Note Series 2020, 4.000%, 8/26/21	No Opt. Call	N/R	7,302,511
5,335	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding First Tier Series 2020A, 5.000%, 8/15/39	8/30 at 100.00	A	6,856,435
16,250	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding Second Tier Series 2015C, 5.000%, 8/15/31	8/24 at 100.00	A-	18,546,287
	Texas Transportation Commission, State Highway 249 System Revenue Bonds, First Tier Toll Series 2019A:
1,125	0.000%, 8/01/35	2/29 at 76.82	Baa3	664,583
1,590	0.000%, 8/01/36	2/29 at 73.16	Baa3	891,084
2,070	0.000%, 8/01/37	2/29 at 69.41	Baa3	1,095,465
1,100	0.000%, 8/01/39	2/29 at 62.63	Baa3	521,620
3,800	University of Houston, Texas, Consolidated Revenue Bonds, Refunding Series 2011A, 5.000%, 2/15/22	2/21 at 100.00	AA	3,867,032
3,135	Val Verde County, Texas, Pass-Through Toll Revenue and Limited Tax Bonds, Series 2011, 4.000%, 8/15/21	No Opt. Call	A	3,233,690
8,830	Williamson County, Texas, General Obligation Bonds, Limited Tax Refunding Series 2012, 5.000%, 2/15/26	2/22 at 100.00	AAA	9,402,449
473,325	Total Texas			520,025,197
	Utah – 0.1%
	Utah Associated Municipal Power Systems, Revenue Bonds, Horse Butte Wind Project, Series 2012A:
3,340	5.000%, 9/01/23 (Pre-refunded 9/01/22)	9/22 at 100.00	A- (7)	3,648,783
2,000	5.000%, 9/01/25 (Pre-refunded 9/01/22)	9/22 at 100.00	A- (7)	2,184,900
2,265	5.000%, 9/01/26 (Pre-refunded 9/01/22)	9/22 at 100.00	A- (7)	2,474,399
2,500	Utah County, Utah, Hospital Revenue Bonds, IHC Health Services Inc, Series 2020B-2, 5.000%, 5/15/60 (Mandatory Put 8/01/26)	2/26 at 102.03	AA+	3,123,475
10,105	Total Utah			11,431,557
	Virginia – 2.2%
5,390	Chesapeake Industrial Development Authority, Virginia, Pollution Control Revenue Bonds, Virginia Electric and Power Company Project, Refunding Series 2008A, 1.900%, 2/01/32 (Mandatory Put 6/01/23)	No Opt. Call	A2	5,590,993
18,535	Hampton Roads Transportation Accountability Commission, Virginia, Hampton Roads Transportation Fund Revenue Bonds, Intermediate Lien Bond Anticipation Note Series 2019A, 5.000%, 7/01/22	No Opt. Call	Aa2	20,065,435

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Virginia (continued)
$ 6,785	Louisa Industrial Development Authority, Virginia, Pollution Control Revenue Bonds, Virginia Electric and Power Company, Refunding Series 2008A, 1.900%, 11/01/35 (Mandatory Put 6/01/23)	No Opt. Call	A2	$7,015,486
5,880	Louisa Industrial Development Authority, Virginia, Pollution Control Revenue Bonds, Virginia Electric and Power Company, Series 2008C, 1.800%, 11/01/35 (Mandatory Put 4/01/22)	No Opt. Call	A2	5,999,188
1,690	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital improvement Projects, Refunding & Subordinate Lien Series 2019B, 4.000%, 10/01/35	10/29 at 100.00	A-	1,919,722
	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital Improvement Projects, Refunding First Senior Lien Series 2019A:
1,250	5.000%, 10/01/33	10/28 at 100.00	A	1,561,175
1,750	5.000%, 10/01/34	10/28 at 100.00	A	2,178,803
2,000	5.000%, 10/01/35	10/28 at 100.00	A	2,480,160
760	Roanoke Economic Development Authority, Virgina, Residential Care Facility Mortgage Revenue Refunding Bonds, Virginia Lutheran Homes Brandon Oaks Project, Series 2012, 5.000%, 12/01/32	12/22 at 100.00	N/R	763,967
21,500	Roanoke Economic Development Authority, Virginia, Hospital Revenue Bonds, Carilion Clinic Obligated Group, Series 2020D, 5.000%, 7/01/53 (Mandatory Put 7/01/30)	1/30 at 100.00	AA-	28,223,695
1,185	Stafford County Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, Mary Washington Healthcare Obligated Group, Refunding Series 2016, 3.125%, 6/15/31	6/26 at 100.00	A3	1,262,783
13,195	Virginia Beach Development Authority, Virginia, Public Facilities Revenue Bonds, Refunding Series 2020B, 5.000%, 8/01/22	No Opt. Call	AA+	14,369,487
710	Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount University Project, Refunding Series 2015A, 5.000%, 7/01/45, 144A	7/25 at 100.00	BB+	712,655
7,505	Virginia Housing Development Authority, Rental Housing Bonds, Series 2020B, 2.200%, 3/01/40	3/29 at 100.00	AA+	7,481,734
	Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform 66 P3 Project, Senior Lien Series 2017:
14,725	5.000%, 12/31/49 (AMT)	6/27 at 100.00	BBB	16,519,830
12,375	5.000%, 12/31/52 (AMT)	6/27 at 100.00	BBB	13,890,814
10,000	5.000%, 12/31/56 (AMT)	6/27 at 100.00	BBB	11,206,000
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes LLC Project, Series 2019:
6,150	5.000%, 1/01/44 (AMT)	1/22 at 100.00	BBB	6,337,083
31,560	5.000%, 7/01/49 (AMT)	1/22 at 100.00	BBB	32,479,658
6,835	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.500%, 1/01/42 (AMT)	7/22 at 100.00	BBB	7,158,911
2,020	Wise County Industrial Development Authority, Virginia, Solid Waste and Sewage Disposal Revenue Bonds, Virginia Electric and Power Company, Series 2010A, 1.200%, 11/01/40 (Mandatory Put 5/31/24)	No Opt. Call	A2	2,056,017

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Virginia (continued)
$ 8,100	York County Economic Development Authority, Virginia, Pollution Control Revenue Bonds, Virginia Electric and Power Company Project, Refunding Series 2009A, 1.900%, 5/01/33 (Mandatory Put 6/01/23)	No Opt. Call	A2	$ 8,396,703
179,900	Total Virginia			197,670,299
	Washington – 2.5%
	Energy Northwest, Washington, Electric Revenue Bonds, Columbia Generating Station, Refunding Series 2019A:
27,890	5.000%, 7/01/36	7/29 at 100.00	Aa2	36,233,015
40,350	5.000%, 7/01/37	7/29 at 100.00	Aa2	52,042,219
7,500	King County, Washington, Sewer Revenue Bonds, Refunding Junior Lien Series 2020B, 0.875%, 1/01/42 (Mandatory Put 1/01/26)	4/25 at 100.00	AA	7,564,275
2,900	Port of Seattle, Washington, Revenue Bonds, Refunding Intermediate Lien Series 2016, 5.000%, 2/01/29	2/26 at 100.00	AA-	3,429,192
2,340	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Valley Hospital, Refunding & Improvement Series 2016, 5.000%, 12/01/37	12/26 at 100.00	Baa2	2,617,196
5,140	Snohomish County, Washington, General Obligation Bonds, Limited Tax Series 2013, 4.000%, 12/01/39	6/23 at 100.00	AA+	5,479,805
10,485	Washington Health Care Facilities Authority, Revenue Bonds, CommonSpirit Health, Series 2019B-1, 5.000%, 8/01/49 (Mandatory Put 8/01/24)	2/24 at 100.00	BBB+	11,834,734
10,560	Washington Health Care Facilities Authority, Revenue Bonds, CommonSpirit Health, Series 2019B-2, 5.000%, 8/01/49 (Mandatory Put 8/01/25)	2/25 at 100.00	BBB+	12,274,522
20,475	Washington Health Care Facilities Authority, Revenue Bonds, CommonSpirit Health, Series 2019B-3, 5.000%, 8/01/49 (Mandatory Put 8/01/26)	2/26 at 100.00	BBB+	24,415,414
6,000	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.375%, 1/01/31 (Pre-refunded 1/01/21)	1/21 at 100.00	A+ (7)	6,076,860
	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2015:
2,730	5.000%, 1/01/26	7/25 at 100.00	A+	3,253,095
1,285	5.000%, 1/01/27	7/25 at 100.00	A+	1,519,705
	Washington Health Care Facilities Authority, Revenue Bonds, PeaceHealth, Refunding Series 2014A:
1,315	5.000%, 11/15/22 (ETM)	No Opt. Call	AA- (7)	1,435,664
2,035	5.000%, 11/15/24	5/24 at 100.00	AA-	2,337,401
14,000	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Refunding Series 2012A, 5.000%, 10/01/33	10/22 at 100.00	AA-	14,896,980
	Washington Health Care Facilities Authority, Revenue Bonds, Providence Saint Joseph Health, Series 2018B:
4,015	5.000%, 10/01/30	10/28 at 100.00	AA-	5,119,045
2,780	5.000%, 10/01/31	10/28 at 100.00	AA-	3,513,725
3,010	5.000%, 10/01/32	10/28 at 100.00	AA-	3,779,808
2,610	5.000%, 10/01/33	10/28 at 100.00	AA-	3,261,952

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Washington (continued)
	Washington Health Care Facilities Authority, Revenue Bonds, Virginia Mason Medical Center, Series 2017:
$ 5,120	5.000%, 8/15/29	8/27 at 100.00	BBB-	$5,859,840
5,000	5.000%, 8/15/34	8/27 at 100.00	BBB-	5,601,900
5,765	5.000%, 8/15/36	8/27 at 100.00	BBB-	6,419,789
	Washington State, General Obligation Bonds, Motor Vehicle Fuel Tax, Refunding Triple Pledge SR 520 Toll Series R-2021A Forward Delivery:
1,625	5.000%, 6/01/22 (WI/DD, Settling 3/03/21)	No Opt. Call	Aaa	1,723,361
2,000	5.000%, 6/01/23 (WI/DD, Settling 3/03/21)	No Opt. Call	Aaa	2,214,980
1,960	5.000%, 6/01/24 (WI/DD, Settling 3/03/21)	No Opt. Call	Aaa	2,262,350
4,415	Whidbey Island Public Hospital District, Island County, Washington, General Obligation Bonds, Whidbey General Hospital, Series 2013, 5.500%, 12/01/33	12/22 at 100.00	Baa3	4,684,580
193,305	Total Washington			229,851,407
	West Virginia – 0.2%
6,000	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company - Amos Project, Seriess 2009A, 2.625%, 12/01/42 (Mandatory Put 6/01/22)	No Opt. Call	A-	6,173,580
6,000	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company - Amos Project, Seriess 2009B, 2.625%, 12/01/42 (Mandatory Put 6/01/22)	No Opt. Call	A-	6,173,580
4,830	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Wheeling Power Company - Mitchell Project, Series 2013A, 3.000%, 6/01/37 (Mandatory Put 4/01/22) (AMT)	No Opt. Call	A-	4,983,739
1,150	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Charleston Area Medical Center, Series 2014A, 5.000%, 9/01/25	9/24 at 100.00	Baa1	1,305,652
17,980	Total West Virginia			18,636,551
	Wisconsin – 1.4%
2,000	Ashwaubenon Community Development Authority, Wisconsin, Lease Revenue Bonds, Brown County Expo Center Project, Series 2019, 4.000%, 6/01/35	6/29 at 100.00	AA	2,208,060
25,400	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American Dream @ Meadowlands Project, Series 2017, 6.500%, 12/01/37, 144A	12/27 at 100.00	N/R	21,979,128
600	Public Finance Authority of Wisconsin, Revenue Bonds, Roseman University of Health Sciences, Series 2020, 3.000%, 4/01/25, 144A	No Opt. Call	BB	595,758
5,500	Public Finance Authority of Wisconsin, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Refunding Series 2016A-1, 2.625%, 11/01/25 (AMT)	No Opt. Call	A-	5,812,620
7,770	Public Finance Authority of Wisconsin, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Refunding Series 2016A-2, 2.875%, 5/01/27 (AMT)	5/26 at 100.00	A-	8,296,806
4,420	Public Finance Authority, Wisconsin, Educational Revenue Bonds, Lake Norman Charter School, Series 2018A, 4.000%, 6/15/28, 144A	6/26 at 100.00	BBB-	4,733,864
	Public Finance Authority, Wisconsin, Exempt Facilities Revenue Bonds, Celanese Project, Refunding Series 2016C:
4,170	4.050%, 11/01/30	5/26 at 100.00	BBB-	4,506,894
8,980	4.300%, 11/01/30 (AMT)	5/26 at 100.00	BBB-	9,821,785

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$ 470	University of Wisconsin Hospitals and Clinics Authority, Revenue Bonds, Refunding Series 2013A, 5.000%, 4/01/22	No Opt. Call	AA-	$500,559
	Wisconsin Health & Educational Facs Authority, Health Facilities Revenue Bonds, UnityPoint Health Project, Series 2014A:
810	5.000%, 12/01/26	11/24 at 100.00	AA-	939,681
3,970	5.000%, 12/01/27	11/24 at 100.00	AA-	4,578,403
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc, Series 2012A:
1,020	5.000%, 7/15/25 (Pre-refunded 7/15/21)	7/21 at 100.00	Aa3 (7)	1,059,097
14,400	5.000%, 7/15/27 – AGM Insured (Pre-refunded 7/15/21)	7/21 at 100.00	Aa3 (7)	14,951,952
5,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic Health System, Inc, Series 2017C, 5.000%, 2/15/47	2/27 at 100.00	A-	5,684,650
1,075	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B, 5.000%, 2/15/40	2/22 at 100.00	A-	1,118,054
2,090	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital Inc, Series 1992A, 6.000%, 12/01/22 – FGIC Insured	No Opt. Call	A1	2,226,728
1,775	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc, Refunding 2012C, 5.000%, 8/15/24 (Pre-refunded 8/15/22)	8/22 at 100.00	N/R (7)	1,933,543
2,015	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Advocate Aurora Health Credit Group, Series 2018A, 4.000%, 8/15/36	8/28 at 100.00	AA	2,304,233
4,590	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Marshfield Clinic Health System, Inc, Series 2020B-2, 5.000%, 2/15/51 (Mandatory Put 2/15/27)	8/26 at 100.00	A-	5,545,730
4,365	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, ProHealth Care, Inc Obligated Group, Refunding Series 2015, 5.000%, 8/15/39	8/24 at 100.00	A+	4,855,582
1,950	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Saint Camillus Health System Inc, Series 2019A, 5.000%, 11/01/39	11/26 at 103.00	N/R	2,055,651
2,850	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Saint John's Communities Inc, Series 2018A, 5.000%, 9/15/40	9/23 at 100.00	BBB-	2,934,189
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, ThedaCare Inc, Series 2015:
825	5.000%, 12/15/23	No Opt. Call	AA-	940,871
1,310	5.000%, 12/15/25	12/24 at 100.00	AA-	1,536,041
2,750	Wisconsin Housing and Economic Development Authority, Housing Revenue Bonds, Series 2019A, 3.000%, 11/01/39	11/28 at 100.00	AA	2,931,583
85	Wisconsin State, General Obligation Bonds, Refunding Series 2014-2, 5.000%, 5/01/24 (Pre-refunded 5/01/22)	5/22 at 100.00	N/R (7)	91,435
3,145	Wisconsin State, General Obligation Bonds, Series 2012B, 3.000%, 5/01/26	5/21 at 100.00	Aa1	3,196,798
8,110	WPPI Energy, Wisconsin, Power Supply System Revenue Bonds, Series 2013A, 5.000%, 7/01/37	7/23 at 100.00	A1	9,071,359
121,445	Total Wisconsin			126,411,054
	Wyoming – 0.7%
10,720	Campbell County, Wyoming Solid Waste Facilities Revenue Bonds, Basin Electric Power Cooperative, Dry Fork Station Facilities, Series 2019A, 3.625%, 7/15/39	5/29 at 100.00	A	11,567,523

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Wyoming (continued)
$ 5,500	Sweetwater County, Wyoming, Hospital Revenue Bonds, Memorial Hospital Project, Refunding Series 2013A, 5.000%, 9/01/30	9/23 at 100.00	BB+	$5,961,065
28,275	Sweetwater County, Wyoming, Pollution Control Revenue Refunding Bonds, Idaho Power Company Project, Series 2006, 1.700%, 7/15/26	No Opt. Call	A1	29,397,517
3,905	Wyoming Community Development Authority, Housing Revenue Bonds, 2015 Series 6, 3.900%, 12/01/34	12/24 at 100.00	AA+	4,196,899
6,500	Wyoming Community Development Authority, Housing Revenue Bonds, 2019 Series 3, 2.650%, 12/01/39	12/28 at 100.00	AA+	6,687,915
3,250	Wyoming Community Development Authority, Housing Revenue Bonds, 2020 Series 1, 3.000%, 12/01/40	6/29 at 100.00	AA+	3,401,645
58,150	Total Wyoming			61,212,564
$ 8,411,622	Total Municipal Bonds (cost $8,387,304,147)			8,807,987,040

Shares	Description (1)	Value
	COMMON STOCKS – 0.7%
	Electric Utilities – 0.7%
2,665,489	Energy Harbor Corp (9), (10), (11)	$ 61,306,247
	Total Common Stocks (cost $55,930,174)	61,306,247
	Total Long-Term Investments (cost $8,443,234,321)	8,869,293,287

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 2.0%
	MUNICIPAL BONDS – 2.0%
	National – 0.3%
$ 5,919	BB&T Municipal Trust Pool Tax Exempt Lease Certificates, Variable Rate Demand Obligations, Class C Series 2018, 0.920%, 11/30/21 (SIFMA reference rate + 0.800% spread), 144A (4), (12)	No Opt. Call	A+	$5,918,926
1,165	BB&T Municipal Trust Pool Tax Exempt Lease Certificates, Variable Rate Demand Obligations, Class D Series 2018, 1.120%, 7/31/23 (SIFMA reference rate + 1.000% spread), 144A (4), (12)	No Opt. Call	A+	1,165,000
20,500	JPMorgan Chase Putters/Drivers Trust Various States, Variable Rate Demand Obligations, Series 5029, 0.340%, 12/01/21 (AMT) (Mandatory Put 9/30/20), 144A (12)	No Opt. Call	F1+	20,500,000
27,584	Total National			27,583,926
	Alaska – 0.2%
14,665	Alaska Municipal Bond Bank, General Obligation Bonds, 2016 Master Resolution, Variable Rate Demand Obligations, Tender Option Bond Trust 2017-XM0532, 0.380%, 4/01/25 (Mandatory Put 10/07/20), 144A (12)	No Opt. Call	A-1	14,665,000
6,750	Alaska Municipal Bond Bank, General Obligation Bonds, 2016 Master Resolution, Variable Rate Demand Obligations, Tender Option Bond Trust Seres 2017-XL0044, 0.380%, 4/01/25 (Mandatory Put 10/07/20), 144A (12)	No Opt. Call	F1	6,750,000
21,415	Total Alaska			21,415,000

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California – 0.3%
$ 30,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Variable Rate Demand Obligations, Series 2001B-2, 0.080%, 7/01/34 (Mandatory Put 10/07/20) (12)	10/20 at 100.00	VMIG1	$ 30,000,000
	Connecticut – 0.0%
720	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes, Variable Rate Demand Obligations, Refunding Series 20168C, 5.000%, 10/01/20 (12)	No Opt. Call	A+	720,000
	Florida – 0.6%
37,960	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds, Virgin Trains USA Passenger Rail Project, Variable Rate Demand Obligations, Series 2019A, 6.250%, 1/01/49 (AMT) (Mandatory Put 1/01/24), 144A (12)	12/20 at 104.00	N/R	33,249,923
3,205	JEA, Florida, Water and Sewerage System Revenue Bonds, Variable Rate Demand Obligations, Series 2008A-1 & 2008A-2, 0.130%, 10/01/38 (Mandatory Put 10/07/20) (12)	9/20 at 100.00	A-1	3,205,000
16,880	Miami-Dade County Educational Facilities Authority, Florida, Revenue Bonds, University of Miami, Variable Rate Demand Obligations, Tender Option Bond Trust Series 2018-XM0676, 0.420%, 4/01/53 (Mandatory Put 10/07/20), 144A (12)	4/28 at 100.00	VMIG-2	16,880,000
58,045	Total Florida			53,334,923
	Georgia – 0.1%
7,500	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc, Variable Rate Demand Obligations, Tender Option Bond Trust 2015-ZF0210, 0.270%, 2/02/23 (Mandatory Put 10/07/20), 144A (12)	No Opt. Call	A-1	7,500,000
	Michigan – 0.1%
7,605	Michigan Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Variable Rate Demand Obligations, Tender Option Bond Trust Series 2019-XF2837, 0.370%, 11/15/50 (Mandatory Put 10/07/20), 144A (12)	11/29 at 100.00	VMIG-1	7,605,000
	New York – 0.2%
15,000	New York City, New York, General Obligation Bonds, Variable Rate Demand Obligations, Fiscal 2017 Taxable Series A-4, 0.130%, 8/01/44 (Mandatory Put 10/07/20) (12)	9/20 at 100.00	A-1	15,000,000
	Ohio – 0.0%
3,000	Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth Corporation, Variable Rate Demand Obligations, Refunding Series 2011D, 0.110%, 11/15/33 (Mandatory Put 10/07/20) (12)	9/20 at 100.00	A-1+	3,000,000
	South Carolina – 0.1%
7,250	Charleston Educational Excellence Financing Corporation, South Carolina, Installment Purchase Revenue Bonds, Charleston County School District Project, Variable Rate Demand Obligations, Tender Option Bond Trust 2016-XF0296, 0.180%, 6/01/21 (Mandatory Put 10/07/20), 144A (12)	No Opt. Call	A-1	7,250,000

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas – 0.1%
$ 10,000	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Variable Rate Demand Obligations, Tender Option Bond Floater 2015-XM0085, 0.320%, 7/01/21 (Mandatory Put 10/07/20), 144A (12)	No Opt. Call	VMIG1	$ 10,000,000
	Washington – 0.0%
4,500	Washington State Convention Center Public Facilities District, Lodging Tax Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 2018-ZM0679, 0.420%, 7/01/26 (Mandatory Put 10/07/20), 144A (12)	No Opt. Call	VMIG-1	4,500,000
$ 192,619	Total Short-Term Investments (cost $192,605,345)			187,908,849
	Total Investments (cost $8,635,839,666) – 98.9%			9,057,202,136
	Other Assets Less Liabilities – 1.1%			99,651,491
	Net Assets – 100%			$ 9,156,853,627

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(7)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(8)	Step-up coupon bond, a bond with a coupon that increases ("steps up"), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(9)	Common Stock received as part of the bankruptcy settlements for Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 3.500%, 4/01/41, Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35, Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2008A, 2.700%, 4/01/35, Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20, Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009B, 3.100%, 3/01/23, Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750% 12/01/23,Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2006B, 3.625%, 12/01/33, Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008C, 3.950%, 11/01/32, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2005B, 4.000%, 1/01/34, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006A, 3.000%, 5/15/20, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006B, 4.000%, 12/01/33, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010A, 3.750%, 7/01/33, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010C, 4.000%, 6/01/33, Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2005A, 3.750%, 12/01/40, Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2006A, 2.550%, 11/01/41.
(10)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(11)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(12)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
LIBOR	London Inter-Bank Offered Rate
SIFMA	Securities Industry and Financial Market Association
WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

Nuveen Limited Term Municipal Bond Fund
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 94.6%
	MUNICIPAL BONDS – 93.7%
	National – 0.2%
$ 8,945	Federal Home Loan Mortgage Corporation, Multifamily Variable Rate Certificates Relating to Municpal Securities Class A Series 2019M-057, 2.400%, 10/15/29	No Opt. Call	AA+	$9,641,636
2,822	Freddie Mac Multi-Family ML Certificates, Series ML 05, Series 2019A, 3.400%, 1/25/36	No Opt. Call	AA+	3,179,947
11,767	Total National			12,821,583
	Alabama – 1.5%
9,790	Black Belt Energy Gas District, Alabama, Gas PrePay Revenue Bonds, Project 3 Series 2018A, 4.000%, 12/01/48 (Mandatory Put 12/01/23)	9/23 at 100.31	A	10,710,847
10,000	Black Belt Energy Gas District, Alabama, Gas PrePay Revenue Bonds, Project 4 Series 2019A-1, 4.000%, 12/01/49 (Mandatory Put 12/01/25)	9/25 at 100.38	A	11,470,600
32,945	Black Belt Energy Gas District, Alabama, Gas Supply Revenue Bonds, Series 2016, 4.000%, 7/01/46 (Mandatory Put 6/01/21)	3/21 at 100.59	Aa2	33,616,090
30,075	Black Belt Energy Gas District, Alabama, Gas Supply Revenue Bonds, Series 2017A, 4.000%, 8/01/47 (Mandatory Put 7/01/22)	4/22 at 100.52	Aa2	31,771,832
1,000	Chatom Industrial Development Board, Alabama, Gulf Opportunity Zone Revenue Bonds, PowerSouth Energy Cooperative, Refunding Series 2020, 5.000%, 8/01/24 – AGM Insured	No Opt. Call	AA	1,153,810
10,835	Lower Alabama Gas District, Alabama, Goldman Sachs Gas Project 2 Revenue Bonds, Series 2020A, 4.000%, 12/01/50 (Mandatory Put 12/01/25)	9/25 at 100.58	A	12,414,526
4,710	Selma Industrial Development Board, Alabama, Gulf Opportunity Zone Revenue Bonds, International Paper Company Project, Refunding Series 2020A, 1.375%, 5/01/34 (Mandatory Put 6/16/25)	No Opt. Call	BBB	4,806,272
99,355	Total Alabama			105,943,977
	Alaska – 1.1%
1,305	Alaska Housing Finance Corporation, Mortgage Revenue Bonds, General Series 2016A-II, 1.900%, 12/01/24	No Opt. Call	AA+	1,364,926
7,430	Alaska Housing Finance Corporation, Mortgage Revenue Bonds, General Series 2018A-II, 3.450%, 12/01/33	6/27 at 100.00	AA+	8,109,176
12,345	Alaska Housing Finance Corporation, Mortgage Revenue Bonds, General Series 2020A-II, 2.000%, 12/01/35	6/29 at 100.00	AA+	12,142,419
23,000	Alaska Housing Finance Corporation, Mortgage Revenue Bonds, General Series 2020B-II, 2.000%, 12/01/35	6/29 at 100.00	AA+	22,622,570
	Alaska Industrial Development and Export Authority, Power Revenue Bonds, Snettisham Hydroelectric Project, Refunding Series 2015:
1,655	5.000%, 1/01/24 (AMT)	No Opt. Call	Baa2	1,837,828
3,565	5.000%, 1/01/26 (AMT)	7/25 at 100.00	Baa2	4,058,966

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Alaska (continued)
	Alaska Industrial Development and Export Authority, Revenue Bonds, Greater Fairbanks Community Hospital Foundation Project, Refunding Series 2019:
$ 5,145	5.000%, 4/01/27	No Opt. Call	A+	$6,373,832
5,355	5.000%, 4/01/28	No Opt. Call	A+	6,749,228
5,575	5.000%, 4/01/29	No Opt. Call	A+	7,152,558
545	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 4.625%, 6/01/23	10/20 at 100.00	A1	545,163
5,215	Valdez, Alaska, Marine Terminal Revenue Bonds, BP Pipelines Inc Project, Refunding Series 2003B, 5.000%, 1/01/21	No Opt. Call	A1	5,276,798
3,645	Valdez, Alaska, Marine Terminal Revenue Bonds, BP Pipelines Inc Project, Refunding Series 2003C, 5.000%, 1/01/21	No Opt. Call	A1	3,688,193
74,780	Total Alaska			79,921,657
	Arizona – 1.8%
	Arizona Board of Regents, Univeristy of Arizona, SPEED Revenue Bonds, Stimulus Plan for Economic and Educational Development, Series 2020C Forward Delivery:
1,000	5.000%, 8/01/22 (WIDD, Settling 5/12/21)	No Opt. Call	Aa3	1,055,770
1,000	5.000%, 8/01/24 (WIDD, Settling 5/12/21)	No Opt. Call	Aa3	1,144,390
	Arizona State, Certificates of Participation, Refunding Series 2019A:
5,430	5.000%, 10/01/26	No Opt. Call	Aa2	6,846,253
5,015	5.000%, 10/01/27	No Opt. Call	Aa2	6,487,755
16,775	Chandler Industrial Development Authority, Arizona, Industrial Development Revenue Bonds, Intel Corporation Project, Series 2005, 2.400%, 12/01/35 (Mandatory Put 8/14/23)	No Opt. Call	A+	17,645,119
1,690	Chandler Industrial Development Authority, Arizona, Industrial Development Revenue Bonds, Intel Corporation Project, Series 2007, 2.700%, 12/01/37 (Mandatory Put 8/14/23) (AMT)	No Opt. Call	A+	1,782,156
19,285	Chandler Industrial Development Authority, Arizona, Industrial Development Revenue Bonds, Intel Corporation Project, Series 2019, 5.000%, 6/01/49 (Mandatory Put 6/03/24) (AMT)	No Opt. Call	A+	22,264,147
2,430	Coconino County, Arizona, Pollution Control Revenue Bonds, Nevada Power Company Project, Refunding Series 2017A, 1.875%, 9/01/32 (Mandatory Put 3/31/23) (AMT)	No Opt. Call	A+	2,450,776
2,500	Coconino County, Arizona, Pollution Control Revenue Bonds, Nevada Power Company Project, Refunding Series 2017B, 1.650%, 3/01/39 (Mandatory Put 3/31/23)	No Opt. Call	A+	2,521,425
765	Dysart Unified School District Number 89, Maricopa County, Arizona, General Obligation Bonds, Refunding Series 2014, 5.000%, 7/01/21	No Opt. Call	AAA	791,989
	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2020:
750	5.000%, 5/15/21	No Opt. Call	AA-	768,562
750	5.000%, 5/15/22	No Opt. Call	AA-	797,685
550	5.000%, 5/15/23	No Opt. Call	AA-	607,085
425	4.000%, 5/15/24	No Opt. Call	AA-	469,047
14,500	Maricopa County Industrial Development Authority, Arizona, Hospital Revenue Bonds, HonorHealth, Series 2019B, 5.000%, 9/01/45 (Mandatory Put 9/01/24)	No Opt. Call	A2	17,149,730

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Arizona (continued)
$ 6,710	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health, Series 2017C, 5.000%, 1/01/48 (Mandatory Put 10/18/24)	No Opt. Call	AA-	$7,870,763
3,890	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health, Variable Rate Series 2019B, 0.500%, 1/01/35 (Mandatory Put 10/18/22) (SIFMA reference rate + 0.380% spread) (4)	4/22 at 100.00	AA-	3,872,456
3,350	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health, Variable Rate Series 2019C, 0.690%, 1/01/35 (Mandatory Put 10/18/24) (SIFMA reference rate + 0.570% spread) (4)	10/23 at 100.00	AA-	3,320,386
	Maricopa County Unified School District 60 Higley, Arizona, General Obligation Bonds, Refunding School Improvement Series 2015:
1,565	4.000%, 7/01/21 – AGM Insured	No Opt. Call	AA	1,609,743
750	4.000%, 7/01/22 – AGM Insured	No Opt. Call	AA	799,957
1,270	Maricopa County Unified School District 60 Higley, Arizona, General Obligation Bonds, School Improvement Project of 2013, Series 2014A, 4.000%, 7/01/24	No Opt. Call	Aa3	1,439,862
	Mesa, Arizona, General Obligation Bonds, Refunding Series 2012:
2,225	4.000%, 7/01/21	No Opt. Call	AA	2,289,458
2,055	4.000%, 7/01/22	No Opt. Call	AA	2,193,754
	Mesa, Arizona, Street and Highway User Revenue Bonds, Refunding Series 2012:
2,435	5.000%, 7/01/21	No Opt. Call	AA	2,520,907
4,030	5.000%, 7/01/22	No Opt. Call	AA	4,361,306
3,615	Mesa, Arizona, Street and Highway User Revenue Bonds, Refunding Series 2015, 5.000%, 7/01/26	7/25 at 100.00	AA	4,369,740
6,115	Mesa, Arizona, Utility System Revenue Bonds, Refunding Series 2012, 5.000%, 7/01/21	No Opt. Call	Aa2	6,337,831
295	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company Project, Series 2013A, 4.000%, 9/01/29	3/23 at 100.00	A-	309,361
	Pinal County, Arizona, Pledged Revenue Obligations, Refunding Series 2014:
1,320	5.000%, 8/01/22	No Opt. Call	AA	1,434,180
2,000	5.000%, 8/01/23	No Opt. Call	AA	2,252,520
2,000	5.000%, 8/01/24	No Opt. Call	AA	2,336,460
1,000	Pinal County, Arizona, Pledged Revenue Obligations, Series 2014, 5.000%, 8/01/24	No Opt. Call	AA	1,168,230
117,490	Total Arizona			131,268,803
	Arkansas – 0.5%
8,605	Arkansas State, Federal Highway Grant Anticipation and Tax Revenue Bonds, Series 2013, 5.000%, 10/01/22	No Opt. Call	Aa1	9,440,632
1,400	Crittenden County, Arkansas, Sales and Use Tax Revenue Bonds, Series 2017, 5.000%, 3/01/21	No Opt. Call	A	1,427,496
5,250	Fayetteville, Arkansas, Sales and Use Tax Revenue Bonds, Refunding & Capital Improvement Series 2019A, 2.000%, 11/01/29	11/26 at 100.00	AA-	5,439,000
670	Little Rock, Arkansas, Hotel and Restaurant Gross Receipts Tax Bonds, Series 2014, 5.000%, 7/01/21	No Opt. Call	A+	689,792

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Arkansas (continued)
	Pulaksi County Public Facilities Board, Arkansas, Health Facilities Revenue Bonds, CARTI Project, Series 2013:
$ 1,020	4.000%, 7/01/21	No Opt. Call	BB+	$1,036,483
1,075	4.000%, 7/01/22	No Opt. Call	BB+	1,112,464
1,180	5.250%, 7/01/27	7/23 at 100.00	BB+	1,212,757
470	5.250%, 7/01/28	7/23 at 100.00	BB+	479,940
	Pulaski County Public Facilities Board, Arkansas, Healthcare Revenue Bonds, Baptist Health, Series 2014:
500	5.000%, 12/01/22	No Opt. Call	A	546,820
1,740	5.000%, 12/01/23	No Opt. Call	A	1,975,700
2,110	5.000%, 12/01/24	No Opt. Call	A	2,469,628
2,000	Rogers School District 30, Benton County, Arkansas, General Obligation Bonds, Construction Series 2019, 2.125%, 2/01/31	2/25 at 100.00	Aa2	2,058,540
	Rogers School District 30, Benton County, Arkansas, General Obligation Bonds, Refunding Series 2019:
2,560	3.000%, 2/01/27	8/24 at 100.00	Aa2	2,779,674
3,790	3.000%, 2/01/28	8/24 at 100.00	Aa2	4,098,430
3,915	3.000%, 2/01/29	8/24 at 100.00	Aa2	4,200,286
36,285	Total Arkansas			38,967,642
	California – 4.9%
17,400	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Term Rate Series 2018A, 2.625%, 4/01/45 (Mandatory Put 4/01/26)	10/25 at 100.00	AA	19,080,144
	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2020A:
500	3.000%, 6/01/21	No Opt. Call	A	508,910
450	4.000%, 6/01/22	No Opt. Call	A	477,068
500	4.000%, 6/01/23	No Opt. Call	A	547,225
600	5.000%, 6/01/24	No Opt. Call	A	697,422
740	5.000%, 6/01/25	No Opt. Call	A	888,770
700	5.000%, 6/01/26	No Opt. Call	A	862,911
840	5.000%, 6/01/27	No Opt. Call	A	1,057,930
1,185	5.000%, 6/01/28	No Opt. Call	A	1,518,743
1,435	5.000%, 6/01/29	No Opt. Call	A	1,879,663
980	5.000%, 6/01/30	No Opt. Call	A	1,300,950
1,350	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2020B-1, 1.750%, 6/01/30	No Opt. Call	BBB+	1,361,961
6,920	California Health Facilities Financing Authority, Revenue Bonds, Adventist Health System/West, Series 2011A, 3.000%, 3/01/41 (Mandatory Put 3/01/24)	9/23 at 100.00	A+	7,354,714
41,355	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Series 2006C, 5.000%, 6/01/41 (Mandatory Put 11/01/29)	No Opt. Call	AA-	54,791,653
8,000	California Health Facilities Financing Authority, Revenue Bonds, Providence Saint Joseph Health, Series 2016B-3, 2.000%, 10/01/36 (Mandatory Put 10/01/25)	10/25 at 100.00	AA-	8,547,440

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
$ 5,385	California Health Facilities Financing Authority, Revenue Bonds, Providence Saint Joseph Health, Term Rate Series 2019C, 5.000%, 10/01/39 (Mandatory Put 10/01/25)	No Opt. Call	AA-	$6,547,514
3,970	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series 2019-2, 4.000%, 3/20/33	No Opt. Call	BBB+	4,394,196
	California Infrastructure and Economic Development Bank, Revenue Bonds, J Paul Getty Trust, Refunding Series 2020A-1:
1,000	4.000%, 4/01/25	No Opt. Call	AAA	1,169,010
1,000	4.000%, 4/01/26	No Opt. Call	AAA	1,201,350
19,790	California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien Series 2018A, 3.000%, 12/31/30 – AGM Insured (AMT)	6/28 at 100.00	AA	20,654,229
	California Municipal Finance Authority, Reveue Bonds, Community Medical Centers, Series 2017A:
1,565	5.000%, 2/01/22	No Opt. Call	A-	1,653,516
2,600	5.000%, 2/01/23	No Opt. Call	A-	2,855,450
1,920	5.000%, 2/01/24	No Opt. Call	A-	2,179,334
1,700	5.000%, 2/01/25	No Opt. Call	A-	1,988,320
2,000	5.000%, 2/01/26	No Opt. Call	A-	2,399,080
1,500	5.000%, 2/01/27	No Opt. Call	A-	1,840,875
5,000	California Municipal Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Series 2004, 2.000%, 12/01/44 (Mandatory Put 12/01/20) (AMT)	No Opt. Call	A-	5,014,550
3,365	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Refunding Series 2015B-2, 3.125%, 11/01/40 (Mandatory Put 11/03/25) (AMT)	No Opt. Call	A-	3,716,945
5,875	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Series 2015A-1, 3.375%, 7/01/25 (AMT)	No Opt. Call	A-	6,488,644
6,440	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management, Inc Project, Refunding Series 2015B-1, 3.000%, 11/01/25 (AMT)	No Opt. Call	A-	7,039,628
3,700	California Pollution Control Financing Authority, Water Facilities Revenue Bonds, American Water Capital Corporation, Project, Refunding Series 2020, 0.600%, 8/01/40 (Mandatory Put 9/01/23)	No Opt. Call	A	3,695,301
4,000	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A, 5.250%, 12/01/29	12/24 at 100.00	BB	4,439,360
1,000	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A, 5.000%, 12/01/27, 144A	6/26 at 100.00	BB	1,142,870
325	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2018A, 5.000%, 12/01/27, 144A	No Opt. Call	BB	380,419
9,485	California Statewide Communities Development Authority, Health Facility Revenue Bonds, Community Hospital of the Monterey Peninsula, Series 2012A, 1.870%, 6/01/23	11/20 at 100.00	N/R	9,495,813
765	California Statewide Communities Development Authority, Revenue Bonds, Huntington Memorial Hospital, Refunding Series 2014B, 5.000%, 7/01/24	No Opt. Call	A-	880,301
1,000	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2004L, 5.000%, 4/01/38 (Mandatory Put 11/01/29)	No Opt. Call	AA-	1,324,910
2,590	Delano, California, Certificates of Participation, Delano Regional Medical Center, Series 2012, 5.000%, 1/01/21 (ETM)	No Opt. Call	N/R (5)	2,620,044

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
$ 6,965	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2018A-1, 3.500%, 6/01/36	6/22 at 100.00	BB-	$7,061,674
500	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon Hills Improvement Area A & C, Series 2014C, 5.000%, 9/01/21	No Opt. Call	N/R	518,565
	Los Angeles County Metropolitan Transportation Authority, California, Measure R Sales Tax Revenue Bonds, Refunding Junior Subordinate Green Series 2020A:
4,000	5.000%, 6/01/23	No Opt. Call	AA	4,508,960
10,750	5.000%, 6/01/24	No Opt. Call	AA	12,634,690
9,355	5.000%, 6/01/25	No Opt. Call	AA	11,407,674
25,000	5.000%, 6/01/26	No Opt. Call	AA	31,408,500
13,055	Los Angeles County, California, Tax and Revenue Anticipation Notes, Series 2020-21, 4.000%, 6/30/21	No Opt. Call	N/R	13,427,198
5,010	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2018B, 5.000%, 1/01/22	12/21 at 100.00	Aa2	5,291,863
2,780	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2013B, 5.000%, 7/01/22	No Opt. Call	AA+	3,016,189
	Miracosta Community College District, California, General Obligation Bonds, Election 2016, Series 2016B:
5,000	4.000%, 8/01/22	No Opt. Call	AAA	5,357,500
1,000	4.000%, 8/01/23	No Opt. Call	AAA	1,110,450
1,270	4.000%, 8/01/27	No Opt. Call	AAA	1,578,153
635	4.000%, 8/01/30	No Opt. Call	AAA	827,062
2,715	New Haven Unified School District, California, General Obligation Bonds, Refunding Series 2014A, 5.000%, 8/01/25 – BAM Insured	8/24 at 100.00	AA	3,176,251
	Newport-Mesa Unified School District, Orange County, California, General Obligation Bonds, Election 2000 Refunding Series 2020:
1,900	5.000%, 8/01/22	No Opt. Call	Aaa	2,070,221
2,500	5.000%, 8/01/23	No Opt. Call	Aaa	2,843,725
2,020	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 5.250%, 11/01/21 (Pre-refunded 11/01/20)	11/20 at 100.00	Ba1 (5)	2,028,383
50	San Bernardino, California, GNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Refunding Bonds, Series 1990A, 7.500%, 5/01/23 (ETM)	No Opt. Call	Aaa	54,601
13,925	San Diego Association of Governments, California, Capital Grants Receipts Revenue Bonds, Mid-Coast Corridor Transit Project, Green Series 2019B, 1.800%, 11/15/27	11/26 at 100.00	A-	14,277,442
12,510	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Dedicated Unlimited Ad Valorem Property Tax, 2018 Election Series 2020D-2, 5.000%, 7/01/22	No Opt. Call	AAA	13,570,598
6,340	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Refunding Second Series 2017D, 5.000%, 5/01/25 (AMT)	No Opt. Call	A1	7,501,615

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
	San Francisco Bay Area Rapid Transit District, California, General Obligation Bonds, Election of 2016, Green Series 2020C-1:
$ 1,170	5.000%, 8/01/24	No Opt. Call	AAA	$1,386,895
1,305	5.000%, 8/01/25	No Opt. Call	AAA	1,606,298
5,000	5.000%, 8/01/28	No Opt. Call	AAA	6,702,050
4,000	5.000%, 8/01/29	No Opt. Call	AAA	5,483,240
1,530	Vallecito Union School District, Calaveras County, California, General Obligation Bonds,2018 Election, Anticipation Note Series 2019, 0.000%, 8/01/22	No Opt. Call	AA	1,520,254
	Washington Township Health Care District, California, Revenue Bonds, Refunding Series 2015A:
1,130	5.000%, 7/01/22	No Opt. Call	Baa2	1,210,535
980	5.000%, 7/01/23	No Opt. Call	Baa2	1,088,780
311,325	Total California			356,666,529
	Colorado – 1.9%
2,750	Broomfield, Colorado, Sewer Activity Enterprise, Sewer and Wastewater Reclamation Revenue Bonds, Refunding Series 2012, 4.000%, 12/01/20	No Opt. Call	Aa3	2,767,380
	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding & Improvement Series 2017:
765	5.000%, 12/01/20, 144A	No Opt. Call	N/R	767,433
1,000	5.000%, 12/01/21, 144A	No Opt. Call	N/R	1,020,940
1,425	5.000%, 12/01/22, 144A	No Opt. Call	N/R	1,475,431
7,260	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Adventist Health, Sunbelt Obligated Group, Series 2014E, 5.000%, 11/15/24	5/24 at 100.00	AA	8,432,054
16,975	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2008D-3, 5.000%, 10/01/38 (Mandatory Put 11/12/21)	No Opt. Call	BBB+	17,748,381
5,230	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2011A, 5.000%, 2/01/21 (ETM)	No Opt. Call	BBB+ (5)	5,313,052
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019A-1:
2,545	5.000%, 8/01/25	No Opt. Call	BBB+	3,007,325
2,500	5.000%, 8/01/26	No Opt. Call	BBB+	3,022,725
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019A-2:
3,000	5.000%, 8/01/25	No Opt. Call	BBB+	3,544,980
2,500	5.000%, 8/01/26	No Opt. Call	BBB+	3,022,725
3,100	5.000%, 8/01/29	No Opt. Call	BBB+	3,959,258
5,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019B-1, 5.000%, 8/01/49 (Mandatory Put 8/01/25)	2/25 at 100.00	BBB+	5,811,800
10,920	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019B-2, 5.000%, 8/01/49 (Mandatory Put 8/01/26)	2/26 at 100.00	BBB+	13,021,554

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013A:
$ 2,000	5.000%, 6/01/21 (ETM)	No Opt. Call	N/R (5)	$2,063,660
2,300	5.000%, 6/01/22 (ETM)	No Opt. Call	N/R (5)	2,480,872
500	5.000%, 6/01/23 (ETM)	No Opt. Call	N/R (5)	561,305
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, SCL Health System, Refunding Series 2019A:
3,000	5.000%, 1/01/26	No Opt. Call	AA-	3,647,760
4,540	5.000%, 1/01/27	No Opt. Call	AA-	5,653,934
5,100	5.000%, 1/01/28	No Opt. Call	AA-	6,487,506
	Colorado State, Certificates of Participation, Rural Series 2020A:
2,790	5.000%, 12/15/20	No Opt. Call	Aa2	2,817,426
765	5.000%, 12/15/21	No Opt. Call	Aa2	809,469
2,145	5.000%, 12/15/22	No Opt. Call	Aa2	2,371,855
10,000	Colorado State, General Fund Tax and Revenue Anticipation Notes, Series 2020, 4.000%, 6/25/21	No Opt. Call	N/R	10,279,000
530	Cornerstar Metropolitan District, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding Series 2017A, 4.500%, 12/01/27	12/22 at 103.00	N/R	548,370
13,090	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2018A, 5.000%, 12/01/24 (AMT)	No Opt. Call	A+	15,262,547
	Gardens on Havana Metropolitan District 3, Arapahoe County, Colorado, Special Revenue Bonds, Refunding Series 2017A:
1,110	3.625%, 12/01/21	No Opt. Call	N/R	1,115,950
3,705	4.625%, 12/01/27	12/22 at 103.00	N/R	3,831,674
5,715	Moffat County, Colorado, Pollution Control Revenue Bonds, Tri-State Generation and Transmission Association, Inc Project, Refunding Series 2009, 2.000%, 3/01/36 (Mandatory Put 10/03/22)	No Opt. Call	A-	5,834,901
555	STC Metropolitan District 2, Superior, Boulder County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Refunding & improvement Series 2019A, 3.000%, 12/01/25	12/24 at 103.00	N/R	541,708
122,815	Total Colorado			137,222,975
	Connecticut – 3.0%
7,080	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford HealthCare Issue, Series 2020B-1, 5.000%, 7/01/53 (Mandatory Put 1/01/25)	10/24 at 100.93	A+	8,352,842
1,430	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford HealthCare Issue, Series 2020B-2, 5.000%, 7/01/53 (Mandatory Put 1/01/27)	10/26 at 100.87	A+	1,782,424
24,630	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2010A-4, 2.000%, 7/01/49 (Mandatory Put 2/08/22)	No Opt. Call	AAA	25,237,622
6,925	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2015A, 2.050%, 7/01/35 (Mandatory Put 7/12/21)	No Opt. Call	AAA	7,026,174
35,715	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2016A-1, 1.450%, 7/01/42 (Mandatory Put 7/01/22)	No Opt. Call	AAA	36,510,016
5,480	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2017A-2, 5.000%, 7/01/42 (Mandatory Put 7/01/22)	No Opt. Call	AAA	5,942,567

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Connecticut (continued)
$ 6,885	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2017B-2, 0.550%, 7/01/37 (Mandatory Put 7/03/23)	No Opt. Call	AAA	$6,907,720
44,445	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Variable Rate Demand Obligations, Series 1999-U2, 2.000%, 7/01/33 (Mandatory Put 2/08/22)	No Opt. Call	AAA	45,541,458
25,990	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-New Haven Health Issue, Series 2014D, 1.800%, 7/01/49 (Mandatory Put 7/01/24)	1/24 at 100.00	AA-	27,033,239
1,955	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2018D-1, 3.750%, 11/15/33	11/27 at 100.00	AAA	2,171,731
5,000	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2019F-1, 2.600%, 11/15/34	11/28 at 100.00	AAA	5,236,700
3,500	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2020A-1, 2.300%, 11/15/35	5/29 at 100.00	AAA	3,573,045
4,350	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2020C-1, 1.950%, 11/15/35	11/29 at 100.00	AAA	4,302,193
1,250	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2020C-2, 2.200%, 11/15/34 (AMT)	11/29 at 100.00	AAA	1,228,138
	Connecticut State, General Obligation Bonds, Refunding Series 2018B:
5,220	5.000%, 4/15/21	No Opt. Call	A1	5,354,467
7,115	5.000%, 4/15/22	No Opt. Call	A1	7,638,522
1,320	Connecticut State, General Obligation Bonds, Refunding Series 2018C, 5.000%, 6/15/22	No Opt. Call	A1	1,427,646
720	Connecticut State, General Obligation Bonds, Refunding Series 2018F, 5.000%, 9/15/21	No Opt. Call	A1	752,947
490	Connecticut State, General Obligation Bonds, Series 2013C, 5.000%, 7/15/22	No Opt. Call	A1	531,910
1,685	Connecticut State, General Obligation Bonds, Series 2019A, 5.000%, 4/15/23	No Opt. Call	A1	1,886,088
	Connecticut State, General Obligation Bonds, Series 2020C:
1,150	3.000%, 6/01/21	No Opt. Call	A1	1,171,425
1,100	3.000%, 6/01/22	No Opt. Call	A1	1,151,139
5,000	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes Series 2013A, 5.000%, 10/01/20	No Opt. Call	A+	5,000,000
1,530	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes, Refunding Series 20168C, 5.000%, 10/01/23	No Opt. Call	A+	1,743,603
1,000	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes, Series 2020A, 4.000%, 5/01/21	No Opt. Call	A+	1,022,040
945	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Twenty-Ninth Series 2014, 5.000%, 8/01/22	No Opt. Call	AA-	1,028,566
275	Stamford, Connecticut, General Obligation Bonds, Refunding Series 2020B, 5.000%, 4/01/28	No Opt. Call	AAA	362,431
525	Stratford, Connecticut, General Obligation Bonds, Series 2014, 5.000%, 12/15/21	No Opt. Call	AA-	555,256
	West Haven, Connecticut, General Obligation Bonds, Series 2012:
2,095	5.000%, 8/01/22 – AGM Insured	No Opt. Call	AA	2,254,157
2,000	5.000%, 8/01/23 – AGM Insured	8/22 at 100.00	AA	2,148,540
1,000	5.000%, 8/01/25 – AGM Insured	8/22 at 100.00	AA	1,073,320
207,805	Total Connecticut			215,947,926

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Delaware – 0.8%
$ 7,355	Delaware Economic Development Authority, Gas Facilities Revenue Bonds, Delmarva Power & Light Company Project, Refunding Series 2020, 1.050%, 1/01/31 (Mandatory Put 7/01/25)	No Opt. Call	A	$7,416,782
275	Delaware Health Facilities Authority, Revenue Bonds, Nanticoke Memorial Hospital, Series 2013, 5.000%, 7/01/21 (ETM)	No Opt. Call	AA- (5)	284,807
	Delaware State, General Obligation Bonds, Refunding Series 2020B:
1,000	5.000%, 7/01/21	No Opt. Call	Aaa	1,036,440
2,080	5.000%, 7/01/22	No Opt. Call	Aaa	2,256,717
3,000	5.000%, 7/01/23	No Opt. Call	Aaa	3,399,630
1,550	5.000%, 7/01/24	No Opt. Call	Aaa	1,828,876
	Delaware Transportation Authority, Transportation System Revenue Bonds, Senior Lien Series 2020:
3,050	5.000%, 7/01/26	No Opt. Call	AA+	3,850,899
4,890	5.000%, 7/01/27	No Opt. Call	AA+	6,337,831
9,770	5.000%, 7/01/28	No Opt. Call	AA+	12,948,767
11,405	5.000%, 7/01/30	No Opt. Call	AA+	15,723,275
44,375	Total Delaware			55,084,024
	District of Columbia – 0.7%
10,000	District of Columbia, Income Tax Secured Revenue Bonds, Series 2011G, 5.000%, 12/01/30 (Pre-refunded 12/01/21)	12/21 at 100.00	AAA	10,563,800
	Metropolitan Washington DC Airports Authority, Airport System Revenue Bonds, Refunding Series 2018A:
8,175	5.000%, 10/01/22 (AMT)	No Opt. Call	Aa3	8,889,740
10,830	5.000%, 10/01/23 (AMT)	No Opt. Call	Aa3	12,237,792
8,875	5.000%, 10/01/24 (AMT)	No Opt. Call	Aa3	10,374,786
7,240	5.000%, 10/01/25 (AMT)	No Opt. Call	Aa3	8,723,693
1,200	Washington Metropolitan Area Transit Authority, District of Columbia, Gross Revenue Bonds, Series 2018, 5.000%, 7/01/24	No Opt. Call	AA-	1,404,588
46,320	Total District of Columbia			52,194,399
	Florida – 3.7%
4,250	Alachua County Health Facilities Authority, Florida, Health Facilties Revenue Bonds, Shands Teaching Hospital & Clinics, Inc at the University of Florida Project, Refunding Series 2019B-2, 5.000%, 12/01/37 (Mandatory Put 12/01/26)	6/26 at 100.00	A	5,163,962
	Broward County, Florida, Airport System Revenue Bonds, Series 2015A:
5,000	5.000%, 10/01/24 (AMT)	No Opt. Call	A1	5,808,450
5,725	5.000%, 10/01/25 (AMT)	No Opt. Call	A1	6,842,348
2,295	5.000%, 10/01/26 (AMT)	10/25 at 100.00	A1	2,720,745
4,110	5.000%, 10/01/27 (AMT)	10/25 at 100.00	A1	4,848,361
	Broward County, Florida, Airport System Revenue Bonds, Series 2017:
1,585	5.000%, 10/01/21 (AMT)	No Opt. Call	A1	1,656,357
1,000	5.000%, 10/01/23 (AMT)	No Opt. Call	A1	1,124,580

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Cape Coral, Florida, Utility Improvement Assessment Bonds, Refunding Various Areas Series 2017:
$ 875	2.000%, 9/01/21 – AGM Insured	No Opt. Call	AA	$885,500
1,135	2.125%, 9/01/22 – AGM Insured	No Opt. Call	AA	1,168,551
	Citizens Property Insurance Corporation, Florida, Coastal Account Senior Secured Bonds, Series 2015A-1:
18,135	5.000%, 6/01/22	12/21 at 100.00	AA	19,100,507
10,845	5.000%, 6/01/25	12/24 at 100.00	AA	12,732,355
	Clay County, Florida, Sales Surtax Revenue Bonds, Series 2020:
1,855	5.000%, 10/01/27	No Opt. Call	AA	2,389,518
1,885	5.000%, 10/01/28	No Opt. Call	AA	2,472,630
1,740	5.000%, 10/01/29	No Opt. Call	AA	2,326,223
5,000	Florida Department of Transportation, Full Faith and Credit Right-of-Way Acquisition and Bridge Construction Bonds, Refunding Series 2015A, 5.000%, 7/01/23	No Opt. Call	AAA	5,658,700
	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds, Virgin Trains USA Passenger Rail Project , Series 2019A:
26,750	6.375%, 1/01/49 (AMT) (Mandatory Put 1/01/26), 144A	11/20 at 105.00	N/R	23,168,442
27,255	6.500%, 1/01/49 (AMT) (Mandatory Put 1/01/29), 144A	11/20 at 105.00	N/R	23,619,456
4,110	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2018-2, 3.750%, 7/01/33	1/28 at 100.00	Aaa	4,635,710
12,275	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2019-1, 2.800%, 7/01/34	7/28 at 100.00	Aaa	13,067,351
5,880	Florida Municipal Power Agency, Power Supply Revenue Bonds, All Requirements Project, Refunding Series 2016A, 5.000%, 10/01/20	No Opt. Call	AA-	5,880,000
2,715	Florida Municipal Power Agency, Revenue Bonds, Saint Lucie Project, Refunding Series 2011A, 5.000%, 10/01/20	No Opt. Call	A2	2,715,000
4,045	Florida State Board of Education, Public Education Capital Outlay Bonds, Refunding Series 2017C, 5.000%, 6/01/28	6/27 at 100.00	AAA	5,208,868
36,286	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Refunding Series 2012, 2.025%, 11/15/26 (Mandatory Put 11/15/22)	8/22 at 101.00	N/R	37,425,046
2,215	Hillsborough County School District, Florida, Sales Tax Revenue Refunding Bonds, Series 2015B, 5.000%, 10/01/20 – AGM Insured	No Opt. Call	AA	2,215,000
	Manatee County School District, Florida, Sales Tax Revenue Bonds, Series 2017:
3,135	5.000%, 10/01/23 – AGM Insured	No Opt. Call	AA	3,524,555
2,750	5.000%, 10/01/25 – AGM Insured	No Opt. Call	AA	3,295,628
2,320	5.000%, 10/01/26 – AGM Insured	No Opt. Call	AA	2,849,772
2,010	5.000%, 10/01/27 – AGM Insured	4/27 at 100.00	AA	2,491,254
2,850	5.000%, 10/01/28 – AGM Insured	4/27 at 100.00	AA	3,526,220
2,340	5.000%, 10/01/29 – AGM Insured	4/27 at 100.00	AA	2,885,384
2,555	Manatee County, Florida, Revenue Bonds, Refunding & Improvement Series 2013, 5.000%, 10/01/20	No Opt. Call	Aa1	2,555,000

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 355	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Refunding Bonds, Indiantown Cogeneration LP, Series 2013, 3.950%, 12/15/21, 144A (AMT)	11/20 at 100.00	A-	$355,749
	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Refunding Series 2014B:
2,315	5.000%, 7/01/21	No Opt. Call	A	2,383,385
1,805	5.000%, 7/01/22	No Opt. Call	A	1,928,408
4,000	5.000%, 7/01/23	No Opt. Call	A	4,426,720
	Orlando, Florida, Tourist Development Tax Revenue Bonds, 6th Cent Contract Payments, Refunding Senior Series 2017A:
2,000	5.000%, 11/01/29 – AGM Insured	11/27 at 100.00	AA	2,500,440
9,215	5.000%, 11/01/30 – AGM Insured	11/27 at 100.00	AA	11,404,484
	Palm Beach County Solid Waste Authority, Florida, Revenue Bonds, Refunding Series 2011:
85	5.000%, 10/01/25 (Pre-refunded 10/01/21)	10/21 at 100.00	N/R (5)	89,019
4,915	5.000%, 10/01/25	10/21 at 100.00	AA+	5,146,890
	Port Saint Lucie, Florida, Utility System Revenue Bonds, Refunding Series 2014:
500	5.000%, 9/01/22	No Opt. Call	AA-	544,310
510	5.000%, 9/01/23	No Opt. Call	AA-	578,151
	South Miami Health Facilities Authority, Florida, Hospital Revenue Bonds, Baptist Health Systems of South Florida Obligated Group, Series 2017:
1,280	5.000%, 8/15/21	No Opt. Call	AA-	1,329,677
440	5.000%, 8/15/22	No Opt. Call	AA-	476,538
1,760	5.000%, 8/15/23	No Opt. Call	AA-	1,982,499
2,000	5.000%, 8/15/24	No Opt. Call	AA-	2,327,100
5,500	5.000%, 8/15/25	No Opt. Call	AA-	6,607,315
5,780	Tampa Bay, Florida, Regional Water Supply Authority, Utility System Revenue Bonds, Series 2015A, 5.000%, 10/01/26	10/25 at 100.00	AA+	7,069,287
890	Tampa, Florida, Cigarette Tax Allocation Bonds, H Lee Moffitt Cancer Center Project, Refunding & Capital Improvement Series 2012A, 5.000%, 9/01/21	No Opt. Call	A+	926,303
545	Tampa, Florida, Revenue Bonds, University of Tampa, Refunding Series 2015, 5.000%, 4/01/21	No Opt. Call	A-	556,282
115	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40 (6)	5/22 at 100.00	N/R	90,379
165	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007-3, 6.375%, 5/01/20 (7)	No Opt. Call	N/R	2
460	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-1, 0.000%, 5/01/40 (6)	11/20 at 100.00	N/R	416,116
280	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-2, 0.000%, 5/01/40 (6)	11/20 at 100.00	N/R	195,650
305	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-3, 6.610%, 5/01/40 (7)	11/20 at 100.00	N/R	3
250,146	Total Florida			265,296,180

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Georgia – 1.7%
$ 15,250	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company Vogtle Plant, First Series 2008, 1.650%, 11/01/48 (Mandatory Put 6/18/21)	No Opt. Call	A-	$15,366,662
14,775	Columbus Medical Center Hospital Authority, Georgia, Revenue Anticipation Certificates, Piedmont Health, Series 2019A, 5.000%, 7/01/54 (Mandatory Put 7/01/26)	1/26 at 100.00	AA-	17,880,557
8,335	Columbus Medical Center Hospital Authority, Georgia, Revenue Anticipation Certificates, Piedmont Health, Series 2019B, 5.000%, 7/01/54 (Mandatory Put 7/01/29)	1/29 at 100.00	AA-	10,533,690
1,590	DeKalb County, Georgia, Water and Sewerage Revenue Bonds, Refunding Second Resolution Series 2013, 5.000%, 10/01/22	No Opt. Call	Aa3	1,743,387
4,000	Fayette County Hospital Authority, Georgia, Revenue Anticipation Certificates, Piedmont Healthcare, Inc Project, Series 2019A, 5.000%, 7/01/54 (Mandatory Put 7/01/24)	1/24 at 100.00	AA-	4,566,360
8,005	Floyd County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company Plant Hammond Project, First Series 2010, 2.350%, 7/01/22 (Mandatory Put 12/11/20)	No Opt. Call	A-	8,031,577
2,875	Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2020A, 2.750%, 12/01/35	6/29 at 100.00	AAA	3,051,094
10,590	Georgia State, General Obligation Bonds, Series 2015A, 5.000%, 2/01/24	No Opt. Call	AAA	12,289,695
5,000	Georgia State, General Obligation Bonds, Series 2017A, 5.000%, 2/01/32	2/27 at 100.00	AAA	6,262,450
4,365	Georgia State, General Obligation Bonds, Tranche 1 Series 2016A, 5.000%, 2/01/25	No Opt. Call	AAA	5,261,833
6,015	Georgia State, General Obligation Bonds, Tranche 2 Series 2016A, 5.000%, 2/01/28	2/26 at 100.00	AAA	7,413,187
11,700	Main Street Natural Gas Inc, Georgia, Gas Supply Revenue Bonds, Series 2019B, 4.000%, 8/01/49 (Mandatory Put 12/02/24)	9/24 at 100.43	Aa1	13,277,745
9,860	Main Street Natural Gas Inc, Georgia, Gas Supply Revenue Bonds, Series 2019C, 4.000%, 3/01/50 (Mandatory Put 9/01/26)	6/26 at 100.50	A3	11,457,714
2,005	Monroe County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company - Scherer Plant, Series 2009-2, 2.350%, 10/01/48 (Mandatory Put 12/11/20)	No Opt. Call	A3	2,012,198
2,390	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Emory University, Series 2020B, 5.000%, 9/01/25	No Opt. Call	AA	2,937,334
580	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Refunding Series 2012C, 5.000%, 10/01/20	No Opt. Call	Baa1	580,000
107,335	Total Georgia			122,665,483
	Hawaii – 0.5%
17,130	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaiian Electric Company, Inc and Subsidiary Projects, Series 2017A, 3.100%, 5/01/26 (AMT)	No Opt. Call	A-	18,218,269
	Hawaii State, General Obligation Bonds, Series 2013EH:
6,880	5.000%, 8/01/21 (ETM)	No Opt. Call	N/R (5)	7,155,062
65	5.000%, 8/01/21 (ETM)	No Opt. Call	N/R (5)	67,599
1,490	HAWAIIAN ELECTRIC COMPANY INC and Its Subsidiaries, Special Purpose Revenue Bonds, Deparment of Budget and Finance of the State of Hawaii, Series 2015, 3.250%, 1/01/25 (AMT)	No Opt. Call	A-	1,580,249
5,740	Honolulu City and County, Hawaii, General Obligation Bonds, Refunding Series 2017D, 5.000%, 9/01/30	9/27 at 100.00	Aa1	7,304,150

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Hawaii (continued)
$ 2,150	Honolulu City and County, Hawaii, Wastewater System Revenue Bonds, First Bond Resolution, Refunding Senior Series 2015B, 5.000%, 7/01/26	7/25 at 100.00	Aa2	$ 2,605,650
33,455	Total Hawaii			36,930,979
	Idaho – 0.6%
	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke's Health System Project, Series 2018A:
4,500	5.000%, 3/01/25	No Opt. Call	A-	5,323,365
6,020	5.000%, 3/01/26	No Opt. Call	A-	7,320,320
4,320	5.000%, 3/01/27	No Opt. Call	A-	5,374,814
4,815	5.000%, 3/01/29	9/28 at 100.00	A-	6,112,835
4,880	5.000%, 3/01/31	9/28 at 100.00	A-	6,124,351
12,935	Nez Perce County, Idaho, Pollution Control Revenue Bonds, Potlatch Corporation Project, Refunding Series 2016, 2.750%, 10/01/24	No Opt. Call	BBB-	13,170,935
37,470	Total Idaho			43,426,620
	Illinois – 7.9%
	Adams County School District 172, Quincy, Illinois, General Obligation Bonds, Series 2016:
250	4.000%, 2/01/21 – AGM Insured	No Opt. Call	AA	253,035
580	4.000%, 2/01/22 – AGM Insured	No Opt. Call	AA	608,316
1,290	5.000%, 2/01/25 – AGM Insured	No Opt. Call	AA	1,520,201
1,455	5.000%, 2/01/27 – AGM Insured	2/26 at 100.00	AA	1,763,795
	Bourbonnais, Illinois, Industrial Project Revenue Bonds, Olivet Nazarene University Project, Series 2010:
275	5.000%, 11/01/20 (ETM)	No Opt. Call	N/R (5)	276,067
2,645	5.125%, 11/01/25 (Pre-refunded 11/01/20)	11/20 at 100.00	N/R (5)	2,655,527
419	Cary, Illinois, Special Tax Bonds, Special Service Area 1, Refunding Series 2016, 2.000%, 3/01/22 – BAM Insured	No Opt. Call	AA	425,696
	Cary, Illinois, Special Tax Bonds, Special Service Area 2, Refunding Series 2016:
480	1.900%, 3/01/21 – BAM Insured	No Opt. Call	AA	481,978
295	2.000%, 3/01/22 – BAM Insured	No Opt. Call	AA	299,714
	Chanpaign County Community Unit School District 4, Illinois, General Obligation Bonds, School Building Series 2020A:
400	0.000%, 1/01/22	No Opt. Call	AA	397,848
400	0.000%, 1/01/23	No Opt. Call	AA	395,116
550	0.000%, 1/01/26	No Opt. Call	AA	524,942
765	0.000%, 1/01/27	No Opt. Call	AA	715,849
585	0.000%, 1/01/28	No Opt. Call	AA	535,415
19,250	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017B, 6.750%, 12/01/30, 144A	12/27 at 100.00	BB-	23,988,965

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017C:
$ 7,080	5.000%, 12/01/20	No Opt. Call	BB	$7,125,808
8,340	5.000%, 12/01/21	No Opt. Call	BB	8,633,985
12,000	5.000%, 12/01/22	No Opt. Call	BB	12,711,480
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2018A:
6,000	4.000%, 12/01/20	No Opt. Call	BB	6,029,040
3,205	4.000%, 12/01/22	No Opt. Call	BB	3,327,655
4,800	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2018C, 5.000%, 12/01/22	No Opt. Call	BB	5,084,592
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2019A:
1,065	0.000%, 12/01/25	No Opt. Call	BB	919,287
1,455	0.000%, 12/01/26	No Opt. Call	BB	1,208,290
5,000	Chicago, Illinois, General Airport Revenue Bonds, O'Hare International Airport, Refunding Senior Lien Series 2013A, 5.000%, 1/01/21 (AMT)	No Opt. Call	A	5,048,900
1,915	Chicago, Illinois, General Airport Revenue Bonds, O'Hare International Airport, Senior Lien Series 2015B, 5.000%, 1/01/21	No Opt. Call	A	1,935,529
	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C:
1,910	5.000%, 1/01/23 (ETM)	No Opt. Call	N/R (5)	2,112,269
4,360	5.000%, 1/01/23	No Opt. Call	BBB+	4,534,618
7,445	5.000%, 1/01/24	No Opt. Call	BBB+	7,827,003
4,205	5.000%, 1/01/25	No Opt. Call	BBB+	4,466,593
1,840	5.000%, 1/01/26	No Opt. Call	BBB+	1,970,198
2,025	Cook County Community College District 508, Illinois, General Obligation Bonds, Chicago City Colleges, Series 2013, 5.000%, 12/01/20	No Opt. Call	A+	2,032,958
	Cook County High School District 212 Leyden, Illinois, General Obligation Bonds, Limited Tax Series 2016C:
1,025	5.000%, 12/01/23	No Opt. Call	AA	1,165,917
1,800	5.000%, 12/01/25	12/24 at 100.00	AA	2,131,146
2,830	Cook County Township High School District 225 Northfield, Illinois, General Obligation Bonds, Series 2016A, 5.000%, 12/01/22	No Opt. Call	AAA	3,120,217
4,750	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/22	11/20 at 100.00	A+	4,775,222
	Cook County, Illinois, General Obligation Bonds, Refunding Series 2012C:
3,445	5.000%, 11/15/27	11/22 at 100.00	A+	3,707,578
3,000	5.000%, 11/15/33	11/22 at 100.00	A+	3,193,710
	DuPage County School District 58 Downers Grove, Illinois, General Obligation Bonds, Limited Tax Capital Appreciation School Series 2018:
1,000	0.000%, 12/15/26	No Opt. Call	Aa1	931,270
1,050	0.000%, 12/15/27	No Opt. Call	Aa1	955,049

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 8,080	Grundy, Kendall, and Will Counties Community Consolidated School District 201, Minooka, Illinois, General Obligation Bonds, Refunding School Series 2019, 3.000%, 10/15/27	10/26 at 100.00	AA-	$9,045,156
	Huntley, Illinois, Special Tax Bonds, Special Service Area 9, Refunding Series 2017:
793	2.000%, 3/01/21 – BAM Insured	No Opt. Call	AA	796,529
833	2.200%, 3/01/22 – BAM Insured	No Opt. Call	AA	847,944
20,800	Illinois Development Finance Authority, Revenue Bonds, St Vincent de Paul Center Project, Series 2000A, 2.450%, 11/15/39 (Mandatory Put 3/03/26)	No Opt. Call	AA+	22,268,896
11,300	Illinois Finance Authority, Midwestern Disaster Area Industrial Development Revenue Bonds, Cargill, Incorporated Project, Series 2012, 1.750%, 11/01/38 (Mandatory Put 11/01/21)	No Opt. Call	A	11,442,154
10,150	Illinois Finance Authority, Revenue Bonds, Ascension Health Alliance Senior Credit Group, Series 2012E-1, 2.250%, 11/15/42 (Mandatory Put 4/29/22)	No Opt. Call	AA+	10,462,417
	Illinois Finance Authority, Revenue Bonds, Ascension Health/fkaPresence Health Network, Series 2016C:
5,605	5.000%, 2/15/21	No Opt. Call	AA+	5,696,474
5,480	5.000%, 2/15/22	No Opt. Call	AA+	5,810,663
4,010	5.000%, 2/15/23	No Opt. Call	AA+	4,435,421
8,665	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2012, 5.000%, 9/01/27	9/22 at 100.00	AA+	9,302,397
	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A:
350	5.000%, 9/01/21	No Opt. Call	AA+	365,232
770	5.000%, 9/01/22	No Opt. Call	AA+	837,929
620	5.000%, 9/01/23	No Opt. Call	AA+	702,076
2,240	5.000%, 9/01/24	No Opt. Call	AA+	2,629,245
865	5.000%, 9/01/25	9/24 at 100.00	AA+	1,010,856
	Illinois Finance Authority, Revenue Bonds, Mercy Health Corporation, Series 2016:
2,535	5.000%, 12/01/21	No Opt. Call	A3	2,660,508
2,770	5.000%, 12/01/22	No Opt. Call	A3	3,018,718
	Illinois Finance Authority, Revenue Bonds, Northwest Community Hospital, Refunding Series 2016A:
865	5.000%, 7/01/21	No Opt. Call	A	893,190
1,000	5.000%, 7/01/23	No Opt. Call	A	1,118,250
925	5.000%, 7/01/24	No Opt. Call	A	1,068,116
	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2015A:
1,715	5.000%, 11/15/20	No Opt. Call	A	1,723,438
1,100	5.000%, 11/15/21	No Opt. Call	A	1,150,490
1,190	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2015A, 5.000%, 11/15/20	No Opt. Call	AA-	1,195,926
915	Illinois FInance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises, Inc, Refunding Series 2017C, 5.000%, 3/01/25	No Opt. Call	AA-	1,083,726

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Illinois Finance Authority, Revenue Bonds, Swedish Covenant Hospital, Series 2016A:
$ 1,400	5.000%, 8/15/21 (ETM)	No Opt. Call	AA- (5)	$1,458,590
1,000	5.000%, 8/15/22 (ETM)	No Opt. Call	AA- (5)	1,087,350
1,020	5.000%, 8/15/24 (ETM)	No Opt. Call	AA- (5)	1,201,693
2,000	5.000%, 8/15/25 (ETM)	No Opt. Call	AA- (5)	2,442,120
3,000	5.000%, 8/15/26 (ETM)	No Opt. Call	AA- (5)	3,789,810
2,220	Illinois Finance Authority, Revenue Bonds, University of Chicago, Refunding Series 2014A, 5.000%, 10/01/20	No Opt. Call	AA+	2,220,000
5,345	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2012A, 5.000%, 10/01/20	No Opt. Call	AA+	5,345,000
2,100	Illinois Finance Authority, Water Facilities Revenue Bonds, American Water Capital Corporation Project, Refunding Series 2020, 0.700%, 5/01/40 (Mandatory Put 9/01/23)	No Opt. Call	A	2,098,551
2,445	Illinois Housing Development Authority, Homeowner Mortgage Revenue Bonds, Series 2018A, 3.500%, 8/01/31	8/27 at 100.00	AA	2,711,921
	Illinois Municipal Electric Agency, Power Supply System Revenue Bonds, Refunding Series 2015A:
10,930	5.000%, 2/01/21	No Opt. Call	A1	11,096,245
5,115	5.000%, 2/01/22	No Opt. Call	A1	5,427,578
2,600	5.000%, 2/01/25	No Opt. Call	A1	3,077,386
5,000	Illinois State, General Obligation Bonds, December Series 2017A, 5.000%, 12/01/24	No Opt. Call	BBB-	5,383,850
4,250	Illinois State, General Obligation Bonds, February Series 2014, 5.000%, 2/01/22	No Opt. Call	BBB-	4,404,487
3,320	Illinois State, General Obligation Bonds, January Series 2016, 5.000%, 1/01/21	No Opt. Call	BBB-	3,343,638
	Illinois State, General Obligation Bonds, November Series 2017D:
5,245	5.000%, 11/01/21	No Opt. Call	BBB-	5,386,667
19,880	5.000%, 11/01/22	No Opt. Call	BBB-	20,704,225
28,525	5.000%, 11/01/23	No Opt. Call	BBB-	30,096,442
10,950	5.000%, 11/01/24	No Opt. Call	BBB-	11,672,152
525	5.000%, 11/01/25	No Opt. Call	BBB-	564,638
7,420	3.250%, 11/01/26	No Opt. Call	BBB-	7,311,074
5,605	5.000%, 11/01/26	No Opt. Call	BBB-	6,055,362
15,235	5.000%, 11/01/27	No Opt. Call	BBB-	16,537,440
8,000	5.000%, 11/01/28	11/27 at 100.00	BBB-	8,606,240
5,000	Illinois State, General Obligation Bonds, November Series 2019B, 5.000%, 11/01/30	11/29 at 100.00	BBB-	5,479,500
	Illinois State, General Obligation Bonds, October Series 2016:
5,070	5.000%, 2/01/21	No Opt. Call	BBB-	5,118,165
10,610	5.000%, 2/01/28	2/27 at 100.00	BBB-	11,581,770
14,720	Illinois State, General Obligation Bonds, Refunding Series 2010, 5.000%, 1/01/24	11/20 at 100.00	BBB-	14,746,202
	Illinois State, General Obligation Bonds, Series 2013:
4,205	5.000%, 7/01/21	No Opt. Call	BBB-	4,295,744
3,250	5.500%, 7/01/25	7/23 at 100.00	BBB-	3,460,632

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien Series 2014A:
$ 1,675	5.000%, 12/01/20	No Opt. Call	AA-	$1,687,496
1,795	5.000%, 12/01/21	No Opt. Call	AA-	1,889,686
2,100	5.000%, 12/01/22	No Opt. Call	AA-	2,304,771
	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien Series 2019C:
5,000	5.000%, 1/01/27	No Opt. Call	AA-	6,226,800
10,000	5.000%, 1/01/28	No Opt. Call	AA-	12,744,600
11,970	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2014D, 5.000%, 1/01/24	No Opt. Call	AA-	13,669,022
	Kane County Community Unit School District 304 Geneva, Illinois, General Obligation Bonds, Refunding Series 2016:
2,520	5.000%, 1/01/26	No Opt. Call	AA+	3,084,480
5,070	5.000%, 1/01/27	1/26 at 100.00	AA+	6,229,205
1,000	Kane County School District 131 Aurora East, Illinois, General Obligation Bonds, Refunding Series 2020B, 2.000%, 12/01/20	No Opt. Call	AA	1,002,430
	LaSalle and Bureau Counties High School District 120 LaSalle-Peru, Illinois, General Obligation Bonds, School Building Series 2017:
980	5.000%, 12/01/21 – BAM Insured	No Opt. Call	AA	1,028,637
1,000	5.000%, 12/01/22 – BAM Insured	No Opt. Call	AA	1,097,510
1,085	5.000%, 12/01/23 – BAM Insured	No Opt. Call	AA	1,236,379
1,235	5.000%, 12/01/26 – BAM Insured	No Opt. Call	AA	1,543,219
	LaSalle County, Illinois, General Obligation Bonds, Self-Insurance Series 2019:
1,495	4.000%, 12/01/25	No Opt. Call	Aa2	1,737,369
1,770	4.000%, 12/01/26	No Opt. Call	Aa2	2,096,264
2,100	Madison County Community Unit School District 7 Edwardsville, Illinois, General Obligation Bonds, Series 2017A, 4.000%, 12/01/20	No Opt. Call	AA	2,112,600
	Madison, Macoupin, Jersey, Calhoun, Morgan, Scott, and Greene Counties Community College District 536, Illinois, General Obligation Bonds, Lewis & Clark Community College, Refunding Series 2020:
350	4.000%, 5/01/21 – AGM Insured	No Opt. Call	AA	357,298
250	4.000%, 5/01/22 – AGM Insured	No Opt. Call	AA	264,043
350	4.000%, 5/01/23 – AGM Insured	No Opt. Call	AA	380,748
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2017B:
725	5.000%, 12/15/25	No Opt. Call	BBB	820,338
1,925	5.000%, 12/15/26	No Opt. Call	BBB	2,207,032
360	5.000%, 12/15/27	No Opt. Call	BBB	418,622
1,945	5.000%, 12/15/28	12/27 at 100.00	BBB	2,248,731
650	5.000%, 12/15/30	12/27 at 100.00	BBB	743,828

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Montgomery, Illinois, Lakewood Creek Project Special Assessment Bonds, Series 2018:
$ 270	2.300%, 3/01/21 – BAM Insured	No Opt. Call	AA	$271,690
368	2.450%, 3/01/22 – BAM Insured	No Opt. Call	AA	376,100
354	2.850%, 3/01/24 – BAM Insured	No Opt. Call	AA	376,408
	North Barrington, Lake County, Illinois, Special Tax Bonds, Special Service Area 19, Refunding Series 2019:
1,000	4.000%, 2/01/33 – BAM Insured	2/28 at 100.00	AA	1,128,000
1,000	4.000%, 2/01/36 – BAM Insured	2/28 at 100.00	AA	1,116,430
1,895	4.000%, 2/01/40 – BAM Insured	2/28 at 100.00	AA	2,091,417
2,000	4.000%, 2/01/44 – BAM Insured	2/28 at 100.00	AA	2,182,640
280	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010, 5.250%, 6/01/21	No Opt. Call	A	288,820
	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2017:
4,250	5.000%, 6/01/22	No Opt. Call	A	4,560,037
2,245	5.000%, 6/01/23	No Opt. Call	A	2,502,614
2,535	5.000%, 6/01/24	No Opt. Call	A	2,926,074
5,970	5.000%, 6/01/25	No Opt. Call	A	7,117,613
980	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1990A, 7.200%, 11/01/20 – AMBAC Insured	No Opt. Call	AA+	985,223
	Round Lake, Lake County, Illinois, Special Tax Bonds, Lakewood Grove Special Service Areas 1, 3 & 4, Refunding Series 2017:
1,009	2.850%, 3/01/22 – BAM Insured	No Opt. Call	AA	1,033,700
1,133	3.200%, 3/01/24 – BAM Insured	No Opt. Call	AA	1,214,451
1,000	3.300%, 3/01/25 – BAM Insured	No Opt. Call	AA	1,093,840
1,258	3.450%, 3/01/26 – BAM Insured	No Opt. Call	AA	1,400,141
1,208	3.600%, 3/01/28 – BAM Insured	3/27 at 100.00	AA	1,358,022
	Sales Tax Securitization Corporation, Illinois, Sales Tax Securitzation Bonds, Second Lien Series 2020A:
4,500	5.000%, 1/01/25	No Opt. Call	AA-	5,169,015
5,750	5.000%, 1/01/26	No Opt. Call	AA-	6,755,157
2,255	5.000%, 1/01/28	No Opt. Call	AA-	2,750,717
	Southwestern Illinois Development Authority, Health Facility Revenue Bonds, Hospital Sisters Services, Inc Obligated Group, Series 2017A:
2,640	5.000%, 2/15/26	No Opt. Call	AA-	3,207,996
3,590	5.000%, 2/15/27	No Opt. Call	AA-	4,459,175
	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015:
2,785	5.000%, 3/01/21	No Opt. Call	A	2,838,277
2,565	5.000%, 3/01/22	No Opt. Call	A	2,730,417

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Winnebago-Boone Counties School District 205 Rockford, Illinois, General Obligation Bonds, Series 2013:
$ 1,450	0.000%, 2/01/21	No Opt. Call	A+	$1,445,650
6,220	0.000%, 2/01/22	No Opt. Call	A+	6,140,135
6,820	0.000%, 2/01/23	No Opt. Call	A+	6,658,707
535,425	Total Illinois			577,370,575
	Indiana – 2.3%
1,965	Center Grove Multi-Facility School Building Corporation, Johnson County, Indiana, Ad Valorem Property Tax First Mortgage Bonds, Series 2019, 2.500%, 12/15/20	11/20 at 100.00	N/R	1,968,203
	Hobart Building Corporation, Indiana, First Mortgage Revenue Bonds, Refunding Series 2016:
1,590	4.000%, 1/15/21	No Opt. Call	AA+	1,606,854
2,200	5.000%, 1/15/22	No Opt. Call	AA+	2,332,902
100	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc, Series 2009A, 6.000%, 10/01/21	11/20 at 100.00	B	100,189
12,500	Indiana Finance Authority, Hospital Revenue Bonds, Indiana Unversity Health Obligation Group, Long Term Rate Series 2019B, 2.250%, 12/01/58 (Mandatory Put 7/01/25)	1/25 at 100.00	AA	13,260,625
10,500	Indiana Finance Authority, Hospital Revenue Bonds, Indiana Unversity Health Obligation Group, Refunding 2015B, 1.650%, 12/01/42 (Mandatory Put 7/01/22)	1/22 at 100.00	AA	10,671,045
	Indiana Finance Authority, Hospital Revenue Bonds, Major Hospital Project, Series 2014A:
1,075	4.000%, 10/01/20	No Opt. Call	A	1,075,000
435	4.000%, 10/01/21	No Opt. Call	A	445,679
145	5.000%, 10/01/23	No Opt. Call	A	159,658
	Indiana Finance Authority, Hospital Revenue Bonds, Parkview Health System Obligated Group, Refunding Series 2012A:
65	5.000%, 5/01/21	No Opt. Call	N/R	66,794
1,935	5.000%, 5/01/21	No Opt. Call	AA-	1,985,175
1,110	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2014A, 5.000%, 10/01/20	No Opt. Call	AA	1,110,000
	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2015A:
680	5.000%, 10/01/20	No Opt. Call	AA	680,000
690	5.000%, 10/01/23	No Opt. Call	AA	786,331
1,000	5.000%, 10/01/24	No Opt. Call	AA	1,183,320
1,800	5.000%, 10/01/25	10/24 at 100.00	AA	2,132,928
1,240	5.000%, 10/01/26	10/24 at 100.00	AA	1,464,341
850	5.000%, 10/01/27	10/24 at 100.00	AA	1,001,071
	Indiana Health Facility Financing Authority, Revenue Bonds, Ascension Health, Series 2011A-2:
70	2.000%, 11/15/36 (Pre-refunded 2/01/23)	2/23 at 100.00	N/R (5)	72,479
9,930	2.000%, 11/15/36 (Mandatory Put 2/01/23)	No Opt. Call	AA+	10,307,737
2,500	Indiana Housing and Community Development Authority, Single Family Mortgage Revenue Bonds, Series 2020A, 2.550%, 7/01/35	7/29 at 100.00	Aaa	2,629,775

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Indiana (continued)
$ 3,000	Indiana Housing and Community Development Authority, Single Family Mortgage Revenue Bonds, Series 2020B-1, 1.950%, 7/01/35	7/29 at 100.00	Aaa	$2,979,810
260	Indiana State University Board of Trustees, Indiana State University Housing and Dining System Revenue Bonds, Series 2014, 4.000%, 4/01/22	No Opt. Call	AA-	273,837
4,250	Indianapolis Local Public Improvement Bond Bank, Indiana, Revenue Bonds, Fieldhouse Project, Note Series 2020C, 1.400%, 6/01/21	3/21 at 100.00	N/R	4,250,510
8,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Series 2007B, 5.250%, 7/01/24 – NPFG Insured	No Opt. Call	AA	9,418,640
3,000	Indianapolis, Indiana, Gas Utility Distribution System Revenue Bonds, Citizens Energy Group, Refunding 2nd Lien Series 2020A, 5.000%, 8/15/22	No Opt. Call	AA	3,270,930
10,650	Indianapolis, Indiana, Gas Utility Distribution System Revenue Bonds, Refunding 2nd Lien Series 2017A, 5.000%, 8/15/25	No Opt. Call	AA	12,993,745
	Indianapolis, Indiana, Thermal Energy System Revenue Bonds, Refunding First Lien Series 2014A:
350	5.000%, 10/01/20	No Opt. Call	A+	350,000
450	5.000%, 10/01/21	No Opt. Call	A+	471,416
460	5.000%, 10/01/22	No Opt. Call	A+	503,695
710	5.000%, 10/01/23	No Opt. Call	A+	804,565
440	5.000%, 10/01/24	No Opt. Call	A+	516,450
505	5.000%, 10/01/25	10/24 at 100.00	A+	591,375
760	5.000%, 10/01/26	10/24 at 100.00	A+	885,978
	Indianapolis, Indiana, Thermal Energy System Revenue Bonds, Refunding First Lien Series 2016A:
2,065	5.000%, 10/01/21	No Opt. Call	A+	2,163,273
4,585	5.000%, 10/01/22	No Opt. Call	A+	5,020,529
10,000	5.000%, 10/01/23	No Opt. Call	A+	11,331,900
5,500	Mount Vernon, Indiana, Environmental Improvement Revenue Bonds, Southern Indiana Gas and Electric Company Project, Refunding Series 2015, 0.875%, 9/01/55 (Mandatory Put 9/01/23) (AMT)	No Opt. Call	A1	5,508,030
1,000	Richmond Hospital Authority, Indiana, Revenue Bonds, Reid Hospital Project, Refunding Series 2015A, 5.000%, 1/01/22	No Opt. Call	A	1,053,040
2,500	Rockport, Indiana, Pollution Control Revenue Bonds, AEP Generating Company Project, Refunding Series 1995A, 1.350%, 7/01/25 (Mandatory Put 9/01/22)	No Opt. Call	A-	2,523,200
2,750	Rockport, Indiana, Pollution Control Revenue Bonds, AEP Generating Company Project, Refunding Series 1995B, 1.350%, 7/01/25 (Mandatory Put 9/01/22)	No Opt. Call	A-	2,775,740
2,665	Rockport, Indiana, Pollution Control Revenue Refunding Bonds, Indiana Michigan Power Company Project, Series 2008D, 2.050%, 4/01/25 (Mandatory Put 6/01/21)	No Opt. Call	A-	2,685,547
13,020	Rockport, Indiana, Pollution Control Revenue Refunding Bonds, Indiana Michigan Power Company, Series 2002A, 2.750%, 6/01/25	No Opt. Call	A-	14,090,765
	Vanderburgh County,Indiana, Redevelopment District Tax Increment Revenue bonds, Refunding Series 2014:
640	5.000%, 2/01/21	No Opt. Call	A	649,779
1,595	4.000%, 2/01/24	No Opt. Call	A	1,773,784

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Indiana (continued)
$ 3,100	Warrick County, Indiana, Environmental Improvement Revenue Bonds, Southern Indiana Gas and Electric Company, Series 2015, 0.875%, 9/01/55 (Mandatory Put 9/01/23) (AMT)	No Opt. Call	A1	$3,104,526
10,000	Whiting, Indiana, Environmental Facilities Revenue Bonds, BP Products North America Inc Project, Series 2015, 5.000%, 11/01/45 (Mandatory Put 11/01/22) (AMT)	No Opt. Call	A1	10,910,500
10,320	Whiting, Indiana, Environmental Facilities Revenue Bonds, BP Products North America Inc Project, Series 2016A, 5.000%, 3/01/46 (Mandatory Put 3/01/23) (AMT)	No Opt. Call	A1	11,396,273
154,955	Total Indiana			167,337,943
	Iowa – 0.4%
1,245	Fort Dodge Community School District, Webster County, Iowa, School Infrastructure Sales, Services, and Use Tax Revenue Bonds, Series 2011, 5.000%, 1/01/22 – AGM Insured (Pre-refunded 1/01/21)	1/21 at 100.00	AA (5)	1,259,953
2,680	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Refunding Series 2019, 3.125%, 12/01/22	12/20 at 103.00	BB-	2,717,842
4,900	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.250%, 12/01/25	12/23 at 100.00	BB-	5,172,538
	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2016:
2,000	5.875%, 12/01/26, 144A	11/20 at 104.00	BB-	2,082,240
4,775	5.875%, 12/01/27, 144A	10/20 at 104.00	BB-	4,970,966
9,730	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2018A, 5.250%, 12/01/50 (Mandatory Put 12/01/33)	12/22 at 103.00	BB-	10,148,779
2,220	Iowa Finance Authority, Single Family Mortgage Revenue Bonds, Series 2019D, 2.450%, 7/01/34	1/29 at 100.00	AAA	2,287,066
2,310	Iowa Finance Authority, Single Family Mortgage Revenue Bonds, Series 2020A, 2.500%, 1/01/35	7/29 at 100.00	AAA	2,426,216
29,860	Total Iowa			31,065,600
	Kansas – 0.1%
4,665	Olathe, Kansas, General Obligation Bonds, Temporary Notes Series 2020A, 3.000%, 8/01/21	No Opt. Call	N/R	4,768,563
	Kentucky – 2.6%
3,000	Carroll County, Kentucky, Environmental Facilities Revenue Bonds, Kentucky Utilities Company Project, Refunding Series 2006B, 1.200%, 10/01/34 (Mandatory Put 6/01/21) (AMT)	No Opt. Call	A1	3,000,690
6,000	Carroll County, Kentucky, Environmental Facilities Revenue Bonds, Kentucky Utilities Company Project, Series 2004A, 1.750%, 10/01/34 (Mandatory Put 9/01/26) (AMT)	No Opt. Call	A1	6,023,940
15,000	Carroll County, Kentucky, Pollution Control Revenue Bonds, Kentucky Utilities Company Project, Refunding Series 2016A, 1.550%, 9/01/42 (Mandatory Put 9/01/26)	No Opt. Call	A1	15,015,000
	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Health, Refunding Series 2017A:
1,500	5.000%, 6/01/21	No Opt. Call	Baa3	1,528,785
1,375	5.000%, 6/01/22	No Opt. Call	Baa3	1,440,285
6,000	5.000%, 6/01/24	No Opt. Call	Baa3	6,600,240
4,200	5.000%, 6/01/25	No Opt. Call	Baa3	4,715,802

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Kentucky (continued)
$ 9,705	Kentucky Economic Development Finance Authority, Revenue Bonds, Catholic Health Initiatives, Refunding Series 2009B, 2.700%, 5/01/39 (Mandatory Put 11/10/21)	No Opt. Call	BBB+	$9,899,973
	Louisville/Jefferson County Metro Government, Kentucky, Revenue Bonds, Catholic Health Initiatives, Series 2012A:
2,100	3.500%, 12/01/20 (ETM)	No Opt. Call	BBB+ (5)	2,111,340
3,025	5.000%, 12/01/23 (Pre-refunded 6/01/22)	6/22 at 100.00	BBB+ (5)	3,262,886
2,970	5.000%, 12/01/24 (Pre-refunded 6/01/22)	6/22 at 100.00	BBB+ (5)	3,203,561
6,130	Louisville-Jefferson County Metropolitan Government, Kentucky, Environmental Facilities Revenue, Louisville Gas & Electric Company Project, Refunding Series 2007A, 1.650%, 6/01/33 (Mandatory Put 6/01/21)	No Opt. Call	A1	6,168,067
4,000	Louisville-Jefferson County Metropolitan Government, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2001A, 0.900%, 9/01/26	No Opt. Call	A1	3,995,640
7,500	Louisville-Jefferson County Metropolitan Government, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2001B, 2.550%, 11/01/27 (Mandatory Put 5/03/21) (AMT)	No Opt. Call	A1	7,580,550
18,000	Louisville-Jefferson County Metropolitan Government, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2005A, 1.750%, 2/01/35 (Mandatory Put 7/01/26)	No Opt. Call	A1	18,529,380
3,345	Oldham County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Refunding Second Series 2016, 4.000%, 9/01/27	No Opt. Call	A1	3,900,705
2,500	Owen County, Kentucky, Water Facilities Revenue Bonds, Kentucky-American Water Company Project, Refunding Series 2020, 0.700%, 6/01/40 (Mandatory Put 9/01/23)	No Opt. Call	A	2,496,825
	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc Project, Improvement and Refunding Series 2011:
420	6.000%, 3/01/21 (ETM)	No Opt. Call	Baa2 (5)	430,055
700	6.000%, 3/01/21 (ETM)	No Opt. Call	Baa2 (5)	716,758
25,005	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018A, 4.000%, 4/01/48 (Mandatory Put 4/01/24)	1/24 at 100.37	A3	27,613,772
8,970	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018B, 4.000%, 1/01/49 (Mandatory Put 1/01/25)	10/24 at 100.24	A1	10,056,626
5,010	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018C-1, 4.000%, 12/01/49 (Mandatory Put 6/01/25)	3/25 at 100.19	A	5,672,873
5,025	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2019C-1, 4.000%, 2/01/50 (Mandatory Put 2/01/28)	11/27 at 100.47	A	5,908,244
8,050	Trimble County, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2001B, 2.550%, 11/01/27 (Mandatory Put 5/03/21) (AMT)	No Opt. Call	A1	8,136,457
6,765	Trimble County, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2002A, 2.300%, 9/01/26 (Mandatory Put 9/01/21)	No Opt. Call	A1	6,862,822
18,165	Trimble County, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2016A, 1.300%, 9/01/44 (Mandatory Put 9/01/27) (AMT)	No Opt. Call	A1	18,114,320
4,965	Warren County, Kentucky, Hospital Refunding Revenue Bonds, Bowling Green-Warren County Community Hospital Corporation, Series 2013, 5.000%, 4/01/23	No Opt. Call	A+	5,301,180
179,425	Total Kentucky			188,286,776

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Louisiana – 4.1%
$ 2,140	East Baton Rouge Parish, Louisiana, Sales Tax Revenue Bonds, Refunding Road & Street Improvement Series 2015, 5.000%, 8/01/22	No Opt. Call	AA	$2,318,947
	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Refunding Series 2015:
2,080	5.000%, 6/01/21 – AGM Insured	No Opt. Call	AA	2,143,357
2,595	5.000%, 6/01/22 – AGM Insured	No Opt. Call	AA	2,792,298
	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Refunding Series 2016A:
33,425	5.000%, 6/01/23	No Opt. Call	A1	37,166,594
9,040	5.000%, 6/01/24	No Opt. Call	A1	10,409,741
	Louisiana Local Government Environmental Facilities and Community Development Authority, Louisiana, Revenue Bonds, Womans Hospital Foundation Project, Refunding Series 2017A:
1,000	3.000%, 10/01/22	No Opt. Call	A	1,046,960
1,800	5.000%, 10/01/23	No Opt. Call	A	2,031,678
1,085	5.000%, 10/01/24	No Opt. Call	A	1,263,222
3,000	4.000%, 10/01/25	No Opt. Call	A	3,447,480
2,245	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, East Baton Rouge Parish Road Improvements Project, Series 2015, 5.000%, 8/01/24	No Opt. Call	AA	2,644,206
24,270	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Projects, Refunding Series 2017, 3.500%, 11/01/32	11/27 at 100.00	Baa2	25,949,484
6,070	Louisiana Offshore Terminal Authority, Deepwater Port Revenue Bonds, Loop LLC Project, Series 2007A, 1.650%, 9/01/27 (Mandatory Put 12/01/23)	No Opt. Call	A3	6,098,772
7,025	Louisiana Offshore Terminal Authority, Deepwater Port Revenue Bonds, Loop LLC Project, Series 2013A, 1.650%, 9/01/33 (Mandatory Put 12/01/23)	No Opt. Call	A3	7,058,298
1,050	Louisiana Publc Facilities Authority, Lousiana, Revenue Bonds, Ochsner Clinic Foundation Project, Refunding Series 2017, 5.000%, 5/15/22	No Opt. Call	A3	1,122,041
29,790	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Louisiana Children's Medical Center Hospital, Series 2015A-1 Fixed Rate Mode, 5.000%, 6/01/45 (Mandatory Put 6/01/25)	No Opt. Call	A+	35,425,970
7,165	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Louisiana Children's Medical Center Hospital, Series 2015A-3 Term Rate Mode, 5.000%, 6/01/45 (Mandatory Put 6/01/23)	No Opt. Call	A+	7,975,075
1,650	Louisiana Public Facilities Authority, Revenue Bonds, Tulane University, Refunding Series 2016A, 5.000%, 12/15/21	No Opt. Call	A	1,740,156
	Louisiana Public Facilities Authority, Revenue Bonds, University of New Orleans Research and Technology Foundation, Inc- Student Housing Project, Refunding Series 2014:
710	5.000%, 9/01/21 – AGM Insured	No Opt. Call	AA	734,971
580	5.000%, 9/01/22 – AGM Insured	No Opt. Call	AA	624,329
1,445	5.000%, 9/01/23 – AGM Insured	No Opt. Call	AA	1,611,276
1,565	5.000%, 9/01/24 – AGM Insured	No Opt. Call	AA	1,802,066
2,020	Louisiana Stadium and Exposition District, Revenue Bonds, Bond Anticipation Notes Series 2020, 5.000%, 7/03/23	1/23 at 100.00	AA-	2,137,342

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A:
$ 7,265	5.000%, 7/01/26	7/23 at 100.00	AA-	$7,734,101
1,345	5.000%, 7/01/29	7/23 at 100.00	AA-	1,411,699
	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Refunding Second Lien Series 2017C:
2,520	5.000%, 5/01/29	11/27 at 100.00	AA-	3,212,093
3,000	5.000%, 5/01/30	11/27 at 100.00	AA-	3,798,660
3,070	5.000%, 5/01/31	11/27 at 100.00	AA-	3,860,801
3,570	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Refunding Series 2012A-1, 5.000%, 5/01/21	No Opt. Call	Aa2	3,670,638
7,000	Louisiana State, General Obligation Bonds, Refunding Series 2014C, 5.000%, 8/01/22	No Opt. Call	AA-	7,620,340
6,245	Louisiana State, General Obligation Bonds, Series 2015A, 5.000%, 5/01/23	No Opt. Call	AA-	7,008,264
	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2012:
2,500	5.000%, 12/01/20	No Opt. Call	AA-	2,519,525
3,600	5.000%, 12/01/21	No Opt. Call	AA-	3,799,044
	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2015:
1,500	5.000%, 12/01/20	No Opt. Call	AA-	1,511,715
2,000	5.000%, 12/01/21	No Opt. Call	AA-	2,110,580
5,410	New Orleans, Louisiana, General Obligation Bonds, Series 1998, 5.500%, 12/01/21 – FGIC Insured	No Opt. Call	A2	5,584,473
	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Series 2015:
1,000	5.000%, 6/01/24	No Opt. Call	A	1,157,420
525	5.000%, 6/01/26	6/25 at 100.00	A	628,514
6,410	Saint Charles Parish, Louisiana, Gulf Opportunity Zone Revenue Bonds, Valero Project, Series 2010, 4.000%, 12/01/40 (Mandatory Put 6/01/22)	No Opt. Call	BBB	6,683,322
2,780	Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, LP Project, Series 2008, 6.100%, 6/01/38 (Mandatory Put 6/01/30), 144A	No Opt. Call	BB-	3,290,491
3,665	Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, LP Project, Series 2011, 5.850%, 8/01/41 (Mandatory Put 6/01/25), 144A	No Opt. Call	BB-	4,014,275
19,925	Saint John the Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation Project, Refunding Series 2017A-1, 2.000%, 6/01/37 (Mandatory Put 4/01/23)	No Opt. Call	BBB-	20,002,508
18,030	Saint John the Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation Project, Refunding Series 2017A-2, 2.100%, 6/01/37 (Mandatory Put 7/01/24)	No Opt. Call	BBB-	18,146,654
18,690	Saint John the Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation Project, Refunding Series 2017A-3, 2.200%, 6/01/37 (Mandatory Put 7/01/26)	No Opt. Call	BBB	18,780,273
7,000	Saint John the Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation Project, Refunding Series 2017B-2, 2.375%, 6/01/37 (Mandatory Put 7/01/26)	No Opt. Call	BBB-	7,099,820
2,295	Shreveport, Louisiana, General Obligation Bonds, Series 2014, 5.000%, 9/01/21	No Opt. Call	BBB+	2,389,462
	Shreveport, Louisiana, Revenue Bonds, Independence Stadium Project, Refunding Series 2016:
1,000	3.000%, 3/01/21 – BAM Insured	No Opt. Call	AA	1,010,780
1,000	5.000%, 3/01/22 – BAM Insured	No Opt. Call	AA	1,064,640

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
	Terrebonne Levee and Conservation District, Louisiana, Public Improvement Sales Tax Bonds, Series 2013:
$ 1,710	5.000%, 7/01/21 (ETM)	No Opt. Call	A+ (5)	$1,771,646
1,680	5.000%, 7/01/22 (ETM)	No Opt. Call	A+ (5)	1,820,263
276,485	Total Louisiana			299,246,264
	Maine – 0.1%
1,000	Maine State Housing Authority, Single Family Mortgage Purchase Bonds, Series 2020D, 2.300%, 11/15/35	5/29 at 100.00	AA+	1,017,690
4,500	Maine State, General Obligation Bonds, Series 2020B, 5.000%, 6/01/23	No Opt. Call	AA	5,076,450
5,500	Total Maine			6,094,140
	Maryland – 1.1%
	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017:
105	5.000%, 9/01/21	No Opt. Call	BB-	101,393
740	5.000%, 9/01/23	No Opt. Call	BB-	696,473
2,000	5.000%, 9/01/26	No Opt. Call	BB-	1,818,880
1,100	5.000%, 9/01/27	No Opt. Call	BB-	998,107
6,820	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2019C, 2.700%, 9/01/34	3/29 at 100.00	Aa1	7,174,026
4,250	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2020A, 2.300%, 9/01/35	3/29 at 100.00	Aa1	4,347,367
2,430	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2020D, 1.950%, 9/01/35	9/29 at 100.00	Aa1	2,358,364
8,795	Maryland Economic Development Corporation, Pollution Control Revenue Bonds, Potomac Electric Power Company, Refunding Series 2019, 1.700%, 9/01/22	No Opt. Call	A-	8,982,158
14,135	Maryland Economic Development Corporation, Private Activity Revenue Bonds RSA, Purple Line Light Rail Project, Green Bonds, Series 2016A, 5.000%, 3/31/24 (AMT)	11/21 at 100.00	B	14,072,382
	Maryland Health and Higher Educational Facilities Authority, Maryland, Hospital Revenue Bonds, Meritus Medical Center, Series 2015:
540	5.000%, 7/01/21	No Opt. Call	A-	556,486
1,000	5.000%, 7/01/22	No Opt. Call	A-	1,071,270
250	5.000%, 7/01/23	No Opt. Call	A-	277,750
500	5.000%, 7/01/24	No Opt. Call	A-	574,360
5,210	Maryland Health and HIgher Educational Facilities Authority, University of Maryland Medical Systems Revenue Bonds, Series 2020B-1, 5.000%, 7/01/45 (Mandatory Put 7/01/25)	1/25 at 100.00	A	6,133,108
4,400	Maryland Transportation Authority, Passenger Facility Charge Revenue Bonds, Baltimore/Washington Internatonal Thurgood Marshall Airport Project, Series 2019, 5.000%, 6/01/25 (AMT)	No Opt. Call	A	5,131,456
4,400	Montgomery County, Maryland, General Obligation Bonds, Consolidated Public Improvement Series 2018A, 5.000%, 11/01/29	11/28 at 100.00	AAA	5,846,984
10,000	Montgomery County, Maryland, Revenue Bonds, CHE Trinity Health Credit Group, Series 2013MD, 0.180%, 12/01/41 (Mandatory Put 12/01/20)	No Opt. Call	AA-	10,000,500

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Maryland (continued)
	Prince George's County, Maryland, General Obligation Consolidated Public Improvement Bonds, Series 2020A:
$ 1,500	5.000%, 7/15/21	No Opt. Call	AAA	$1,557,735
6,285	5.000%, 7/15/22	No Opt. Call	AAA	6,832,046
3,500	5.000%, 7/15/23	No Opt. Call	AAA	3,973,795
325	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Ingleside King Farm Project, TEMPS 85 Series 2017C-1, 3.500%, 11/01/26	11/20 at 100.00	B-	318,705
78,285	Total Maryland			82,823,345
	Massachusetts – 1.9%
5,000	Beverly, Massachusetts, General Obligation Bonds, Bond Anticipation Note Series 2020, 2.000%, 3/26/21	No Opt. Call	N/R	5,039,050
20,000	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Subordinated Series 2020B-2, 5.000%, 7/01/22	No Opt. Call	AA	21,688,200
	Massachusetts Development Finance Agency Revenue Bonds, Lawrence General Hospital Issue, Series 2014A:
555	5.000%, 7/01/21	No Opt. Call	B	556,321
690	5.000%, 7/01/22	No Opt. Call	B	693,505
625	5.000%, 7/01/23	No Opt. Call	B	628,963
735	5.000%, 7/01/24	No Opt. Call	B	739,263
795	5.000%, 7/01/25	7/24 at 100.00	B	796,828
1,500	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Series 2018J-1, 5.000%, 7/01/25	No Opt. Call	A	1,787,520
	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Series 2018J-2:
2,775	5.000%, 7/01/29	7/28 at 100.00	A	3,512,706
2,750	5.000%, 7/01/30	7/28 at 100.00	A	3,461,040
2,495	5.000%, 7/01/31	7/28 at 100.00	A	3,123,540
2,100	5.000%, 7/01/32	7/28 at 100.00	A	2,613,240
	Massachusetts Development Finance Agency, Revenue Bonds, Milford Regional Medical Center Issue, Series 2020G:
130	5.000%, 7/15/21, 144A	No Opt. Call	BB+	133,498
115	5.000%, 7/15/22, 144A	No Opt. Call	BB+	121,730
125	5.000%, 7/15/23, 144A	No Opt. Call	BB+	135,994
130	5.000%, 7/15/24, 144A	No Opt. Call	BB+	144,638
125	5.000%, 7/15/25, 144A	No Opt. Call	BB+	141,711
160	5.000%, 7/15/26, 144A	No Opt. Call	BB+	184,189
170	5.000%, 7/15/27, 144A	No Opt. Call	BB+	197,736
175	5.000%, 7/15/28, 144A	No Opt. Call	BB+	204,876
325	5.000%, 7/15/29, 144A	No Opt. Call	BB+	382,697
220	5.000%, 7/15/30, 144A	No Opt. Call	BB+	260,724

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Massachusetts (continued)
	Massachusetts Development Finance Agency, Revenue Bonds, Wellforce Issue, Series 2019A:
$ 1,325	5.000%, 7/01/21	No Opt. Call	BBB+	$1,363,836
815	5.000%, 7/01/23	No Opt. Call	BBB+	898,904
2,235	Massachusetts Housing Finance Agency, Housing Bonds, Series 2019B-1, 2.750%, 12/01/34	12/28 at 100.00	AA	2,357,433
1,740	Massachusetts Housing Finance Agency, Housing Bonds, Series 2020A-3, 0.875%, 12/01/23	6/22 at 100.00	AA	1,751,206
14,000	Massachusetts State, General Obligation Bonds, Refunding Series 2015A, 5.000%, 7/01/23	No Opt. Call	Aa1	15,860,880
40,200	Massachusetts State, General Obligation Bonds, Refunding Series 2020A, 5.000%, 6/01/44 (Mandatory Put 6/01/23)	No Opt. Call	Aa1	45,246,306
17,020	Massachusetts State, General Obligation Bonds, Series 2019B, 5.000%, 1/01/21	No Opt. Call	Aa1	17,225,261
9,600	Massachusetts State, Transportation Fund Revenue Bonds, Rail Enhancement Program, Series 2012A, 4.000%, 6/01/33	6/21 at 100.00	AA+	9,780,384
128,630	Total Massachusetts			141,032,179
	Michigan – 2.3%
1,000	Birmingham Public Schools, Oakland County, Michigan, General Obligation Bonds, School Building & Site Refunding Series 2020, 4.000%, 5/01/23	No Opt. Call	Aa1	1,095,970
1,100	Marquettte, Michigan, Electric Utility System Revenue Bonds, Refunding Series 2016A, 5.000%, 7/01/21	No Opt. Call	AA-	1,139,908
1,865	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2017A-MI, 5.000%, 12/01/21	No Opt. Call	AA-	1,963,155
8,820	Michigan Finance Authority, State Aid Revenue Notes, Series 2020A-1, 4.000%, 8/20/21	No Opt. Call	N/R	9,115,735
15,125	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Senior Credit Group, Refunding Series 2010F-1, 4.000%, 11/15/47 (Mandatory Put 6/01/23)	No Opt. Call	AA+	16,579,874
6,750	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2018A, 3.550%, 10/01/33	10/27 at 100.00	AA	7,465,905
	Michigan Housing Development Authority, Single Family Mortgage Revenue Bonds, Fixed Rate Series 2018C:
3,505	3.550%, 6/01/29	12/27 at 100.00	AA+	3,987,814
3,825	3.650%, 6/01/30	12/27 at 100.00	AA+	4,325,769
3,810	3.700%, 12/01/30	12/27 at 100.00	AA+	4,310,177
1,805	3.350%, 12/01/34	6/28 at 100.00	AA+	1,974,814
5,025	Michigan Housing Development Authority, Single Family Mortgage Revenue Bonds, Series 2016A, 3.100%, 12/01/31	6/26 at 100.00	AA+	5,410,820
9,770	Michigan Housing Development Authority, Single Family Mortgage Revenue Bonds, Series 2019B, 2.700%, 12/01/34	12/28 at 100.00	AA+	10,344,183
	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Refunding Series 2008C:
1,210	5.000%, 12/01/20	No Opt. Call	AA-	1,219,002
1,000	5.000%, 12/01/21	No Opt. Call	AA-	1,052,630

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Michigan (continued)
	Michigan State, Trunk Line Fund Bonds, Rebuilding Michigan Program Series 2020B:
$ 27,210	5.000%, 11/15/28	No Opt. Call	AA+	$36,113,656
28,225	5.000%, 11/15/29	No Opt. Call	AA+	38,175,441
8,485	Michigan Strategic Fund, Limited Obligation Pollution Control Revenue Refunding Bonds, Detroit Edison Company, Series 1995CC, 1.450%, 9/01/30 (Mandatory Put 9/01/21)	No Opt. Call	Aa3	8,525,049
8,000	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Detriot Edison Project, Refunding Series 2008, 1.450%, 8/01/29 (Mandatory Put 9/01/21)	No Opt. Call	Aa3	8,037,760
1,000	Plymouth-Canton Community School District, Wayne and Washtenaw Counties, Michigan, General Obligation Bonds, Refunding Series 2012A, 5.000%, 5/01/21	No Opt. Call	Aa1	1,028,190
2,525	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital Obligated Group, Refunding Series 2014D, 5.000%, 9/01/22	No Opt. Call	A+	2,739,625
140,055	Total Michigan			164,605,477
	Minnesota – 1.4%
1,680	Minneapolis-St Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Subordinate Lien Series 2014A, 5.000%, 1/01/24	No Opt. Call	A+	1,905,658
1,905	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2020B, 2.400%, 1/01/35	7/29 at 100.00	AA+	1,985,543
2,970	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2020E, 2.250%, 7/01/35	7/29 at 100.00	AA+	3,028,598
	Minnesota State, General Obligation Bonds, Refunding State Trunk Highway Series 2020E:
17,800	2.000%, 8/01/21	No Opt. Call	AAA	18,076,256
28,320	2.000%, 8/01/22	No Opt. Call	AAA	29,282,597
36,940	Minnesota State, General Obligation Bonds, Refunding Various Purpose Series 2015D, 5.000%, 8/01/23	No Opt. Call	AAA	41,984,896
895	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Series 2013A, 5.000%, 1/01/23	No Opt. Call	A-	988,769
2,880	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System, Refunding Series 2014B, 5.000%, 5/01/22	No Opt. Call	AA-	3,077,597
93,390	Total Minnesota			100,329,914
	Mississippi – 0.9%
1,000	Lowndes County, Mississippi, Solid Waste Disposal and Pollution Control Refunding Revenue Bonds (Weyerhaeuser Company Project), Series 1992A, 6.800%, 4/01/22	No Opt. Call	BBB	1,087,080
6,865	Mississippi Business Finance Corporation, Pollution Control Revenue, Mississippi Power, Series 2002, 3.200%, 9/01/28	3/24 at 100.00	A-	7,209,966
9,385	Mississippi Business Finance Corporation, Revenue Bonds, Mississippi Power Company Project, First Series 2010, 2.750%, 12/01/40 (Mandatory Put 12/09/21)	No Opt. Call	A-	9,516,765
20,430	Mississippi Business Finance Corporation, Revenue Bonds, System Energy Resources, Inc Project, Refunding Series 2019, 2.500%, 4/01/22	4/21 at 100.00	BBB+	20,571,784
1,000	Mississippi Home Corporation, Single Family Mortgage Revenue Bonds, Series 2020A, 2.250%, 12/01/35	6/29 at 100.00	Aaa	1,025,640
9,750	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Refunding Series 2020A-1, 5.000%, 9/01/44 (Mandatory Put 9/01/25)	3/25 at 100.00	BBB+	11,291,377

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Mississippi (continued)
$ 3,680	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Series 2015A, 5.000%, 9/01/24	No Opt. Call	BBB+	$4,188,834
3,345	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, North Mississippi Health Services, Series 2020-II, 5.000%, 10/01/40 (Mandatory Put 3/01/27)	12/26 at 100.00	AA	4,045,543
	Mississippi State, Gaming Tax Revenue Bonds, Series 2019A:
750	5.000%, 10/15/20	No Opt. Call	A+	751,035
275	5.000%, 10/15/21	No Opt. Call	A+	285,813
350	5.000%, 10/15/22	No Opt. Call	A+	380,895
270	5.000%, 10/15/23	No Opt. Call	A+	304,741
200	5.000%, 10/15/24	No Opt. Call	A+	233,140
1,220	5.000%, 10/15/25	No Opt. Call	A+	1,462,878
58,520	Total Mississippi			62,355,491
	Missouri – 1.3%
	Branson Industrial Development Authority, Missouri, Tax Increment Revenue Bonds, Branson Shoppes Redevelopment Project, Refunding Series 2017A:
745	3.000%, 11/01/20	No Opt. Call	N/R	745,045
765	4.000%, 11/01/22	No Opt. Call	N/R	775,664
755	4.000%, 11/01/23	No Opt. Call	N/R	766,876
	Jackson County Reorganized School District R-7, Lees Summit, Missouri, General Obligation Bonds, Refunding & School Building Series 2020:
7,665	4.000%, 3/01/29	No Opt. Call	AA+	9,585,466
7,500	4.000%, 3/01/30	3/29 at 100.00	AA+	9,311,700
	Metropolitan St Louis Sewerage District, Missouri, Wastewater System Revenue Bonds, Series 2011B:
2,520	4.000%, 5/01/23 (Pre-refunded 5/01/21)	5/21 at 100.00	AAA	2,577,179
2,695	4.000%, 5/01/24 (Pre-refunded 5/01/21)	5/21 at 100.00	AAA	2,756,150
24,750	Missouri Environmental Improvement and Energy Resources Authority, Revenue Bonds, Union Electric Company Project, Refunding Market-Adjusted Tax Exempt Securities Series 1992, 1.600%, 12/01/22	6/21 at 100.50	A	25,058,385
5,000	Missouri Environmental Improvement and Energy Resources Authority, Revenue Bonds, Union Electric Company Project, Refunding Series 1998A, 2.900%, 9/01/33	7/27 at 102.00	A	5,460,250
11,000	Missouri Environmental Improvement and Energy Resources Authority, Revenue Bonds, Union Electric Company Project, Series 1998B, 2.900%, 9/01/33	7/27 at 102.00	A	12,014,750
5,195	Missouri Environmental Improvement and Energy Resources Authority, Revenue Bonds, Union Electric Company Project, Series 1998C, 2.750%, 9/01/33	6/27 at 102.00	A	5,620,938
	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2013:
1,000	5.000%, 5/01/21	No Opt. Call	BBB	1,016,510
2,545	4.000%, 5/01/22	No Opt. Call	BBB	2,614,148
1,320	5.000%, 5/01/23	No Opt. Call	BBB	1,408,928
990	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, First Place Homeownership Loan Program, Series 2019C, 2.500%, 11/01/34	5/29 at 100.00	AA+	1,031,728

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Missouri (continued)
	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2014A:
$ 2,420	5.000%, 1/01/25	No Opt. Call	A	$2,864,385
5,035	5.000%, 1/01/26	1/25 at 100.00	A	5,932,287
	Saint Charles County Francis Howell School District, Missouri, General Obligation Bonds, Series 2020:
1,980	4.000%, 3/01/30	3/28 at 100.00	AA	2,400,374
1,480	4.000%, 3/01/31	3/28 at 100.00	AA	1,779,863
	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St Louis International Airport, Refunding Series 2015:
1,725	5.000%, 7/01/21	No Opt. Call	A2	1,779,113
1,000	5.000%, 7/01/22	No Opt. Call	A2	1,072,170
1,085	5.000%, 7/01/23	No Opt. Call	A2	1,204,491
89,170	Total Missouri			97,776,400
	Montana – 0.5%
30,720	Forsyth, Rosebud County, Montana, Pollution Control Revenue Refunding Bonds, Northwestern Corporation Colstrip Project, Series 2016, 2.000%, 8/01/23	No Opt. Call	A	31,704,269
	Lewis and Clark County School District 9 East Helena, Montana, General Obligation Bonds, Refunding Series 2018:
1,000	5.000%, 7/01/27	No Opt. Call	A+	1,279,300
1,055	5.000%, 7/01/28	No Opt. Call	A+	1,376,026
1,335	5.000%, 7/01/29	7/28 at 100.00	A+	1,729,679
34,110	Total Montana			36,089,274
	Nebraska – 0.8%
8,000	Central Plains Energy Project, Nebraska, Gas Project 4 Revenue Bonds, Series 2018A, 5.000%, 3/01/50 (Mandatory Put 1/01/24)	10/23 at 100.43	A	9,000,480
815	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Children's Hospital Obligated Group, Series 2020B, 5.000%, 11/15/53 (Mandatory Put 11/15/25)	8/25 at 100.00	AA-	978,082
4,590	Douglas County Hospital Authority 2, Nebraska, Hospital Revenue Bonds, Madonna Rehabilitation Hospital Project, Series 2014, 5.000%, 5/15/21	No Opt. Call	A-	4,711,176
1,000	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2015, 5.000%, 11/01/22	No Opt. Call	A	1,090,110
	Douglas County School District 17 Millard, Nebraska, General Obligation Bonds, Series 2020:
1,275	5.000%, 12/15/28	No Opt. Call	AA	1,706,218
1,500	5.000%, 12/15/29	No Opt. Call	AA	2,049,690
1,590	5.000%, 12/15/30	No Opt. Call	AA	2,213,677
1,000	Lincoln County Hospital Authority 1, Nebraska, Hospital Revenue and Refunding Bonds, Great Plains Regional Medical Center Project, Series 2012, 3.500%, 11/01/27 (Pre-refunded 11/01/21)	11/21 at 100.00	A (5)	1,033,720
4,545	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series 2019A, 3.150%, 9/01/34	3/28 at 100.00	AA+	4,927,644

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Nebraska (continued)
$ 5,460	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series 2019D, 2.600%, 9/01/34	3/29 at 100.00	AA+	$5,705,700
8,620	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series 2020A, 2.350%, 9/01/35	3/29 at 100.00	AA+	8,871,014
	Nebraska Public Power District, General Revenue Bonds, Series 2015A-2:
155	5.000%, 1/01/24 (Pre-refunded 1/01/22)	1/22 at 100.00	N/R (5)	164,364
1,590	5.000%, 1/01/24	1/22 at 100.00	A+	1,683,301
1,645	Papio-Missouri River Natural Resources District, Nebraska, Flood Protection and Water Quality Enhancement Revenue Bonds, Series 2017, 5.000%, 12/15/22	6/22 at 100.00	AA	1,780,334
3,130	University of Nebraska Facilities Corporation, UNMC Cancer Center Bonds, Series 2014A, 5.000%, 2/15/21	No Opt. Call	Aa1	3,186,027
6,450	Washington County, Nebraska, Wastewater and Solid Waste Disposal Facilities Revenue Bonds, Cargill Inc Project, Variable Rate Demand Series 2012, 0.900%, 9/01/30 (Mandatory Put 9/01/25) (AMT)	No Opt. Call	A	6,449,226
51,365	Total Nebraska			55,550,763
	Nevada – 0.2%
	Clark County School District, Nevada, General Obligation Bonds, Limited Tax Building Series 2020A:
1,000	3.000%, 6/15/22	No Opt. Call	A+	1,043,550
1,000	3.000%, 6/15/24 – AGM Insured	No Opt. Call	AA	1,085,920
2,025	Clark County, Nevada, Airport Revenue Bonds, Jet Aviation Fuel Tax, Refunding Series 2013A, 5.000%, 7/01/21 (AMT)	No Opt. Call	A+	2,090,225
1,860	Clark County, Nevada, Pollution Control Revenue Bonds, Nevada Power Company Project, Refunding Series 2017, 1.650%, 1/01/36 (Mandatory Put 3/31/23)	No Opt. Call	A+	1,876,312
	Las Vegas Convention and Visitors Authority, Nevada, Revenue Bonds, Refunding Series 2017B:
830	5.000%, 7/01/23	No Opt. Call	Aa3	898,533
850	5.000%, 7/01/25	No Opt. Call	Aa3	964,113
5,000	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2011C, 5.000%, 6/01/24	6/21 at 100.00	Aa1	5,159,500
190	Sparks, Nevada, Sales Tax Revenue Bonds, Tourism Improvement District 1 Legends at Sparks Marina, Refunding Senior Series 2019A, 2.500%, 6/15/24, 144A	No Opt. Call	Ba2	188,997
12,755	Total Nevada			13,307,150
	New Hampshire – 0.2%
13,070	New Hampshire Business Finance Authority, Pollution Control Revenue Bonds, United Illuminating Company, Refunding Series 2003A, 2.800%, 10/01/33 (Mandatory Put 10/02/23)	No Opt. Call	A	13,679,323
1,195	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Elliot Hospital, Series 2016, 5.000%, 10/01/21	No Opt. Call	A-	1,245,728
14,265	Total New Hampshire			14,925,051
	New Jersey – 4.2%
8,490	Bergen County Improvement Authority, New Jersey, County Guaranteed Project Note, Bergen New Bridge Medical Center Project, Series 2020, 3.000%, 8/15/22	No Opt. Call	N/R	8,885,040

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
	Delran Township, New Jersey, General Obligation Bonds, Series 2019:
$ 1,000	2.000%, 10/15/27	No Opt. Call	AA	$1,078,490
1,000	2.000%, 10/15/28	No Opt. Call	AA	1,072,440
1,000	2.000%, 10/15/29	No Opt. Call	AA	1,064,160
1,650	Gloucester County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Logan Project, Refunding Series 2014A, 5.000%, 12/01/24 (AMT)	No Opt. Call	BBB-	1,727,699
	Gloucester Township, New Jersey, General Obligation Bonds, Series 2019:
3,640	2.000%, 2/01/26 – BAM Insured	No Opt. Call	AA	3,824,257
3,975	2.000%, 2/01/27 – BAM Insured	No Opt. Call	AA	4,182,097
920	Millville, New Jersey, General Obligation Bonds, Improvement Series 2011, 5.000%, 11/01/20 – AGM Insured	No Opt. Call	AA	923,542
	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
2,825	5.000%, 6/15/21	No Opt. Call	BBB+	2,869,607
1,475	5.000%, 6/15/22	No Opt. Call	BBB+	1,530,077
520	5.000%, 6/15/22	No Opt. Call	AA	542,958
6,565	5.000%, 6/15/23	6/22 at 100.00	BBB+	6,795,628
4,520	5.000%, 6/15/24	6/22 at 100.00	BBB+	4,672,008
8,620	5.000%, 6/15/25	6/22 at 100.00	BBB+	8,895,581
6,000	5.000%, 6/15/26	6/22 at 100.00	BBB+	6,177,180
795	4.250%, 6/15/27	6/22 at 100.00	BBB+	805,224
10,000	New Jersey Economic Development Authority, New Jersey, Transit Transportation Project Revenue Bonds, Series 2020A, 5.000%, 11/01/29	No Opt. Call	BBB+	12,092,500
5,780	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Refunding Series 2017A, 3.375%, 7/01/30	7/27 at 100.00	BBB+	5,830,228
25,340	New Jersey Economic Development Authority, School Facilities Construction Bonds, Refunding Series 2015XX, 5.000%, 6/15/21	No Opt. Call	BBB+	26,058,642
17,000	New Jersey Economic Development Authority, School Facilities Construction Bonds, Refunding Series 2016BBB, 5.000%, 6/15/22	No Opt. Call	BBB+	18,148,010
3,130	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2016AAA, 5.000%, 6/15/26	No Opt. Call	BBB+	3,657,311
	New Jersey Economic Development Authority, Sublease Revenue Bonds, New Jersey Transit Corporation Projects, Refunding Series 2017B:
5,000	5.000%, 11/01/20	No Opt. Call	BBB+	5,016,300
5,000	5.000%, 11/01/21	No Opt. Call	BBB+	5,217,700
2,500	New Jersey Economic Development Authority, Water Facilities Refunding Revenue Bonds, New Jersey-American Water Company Inc Project, Refunding Series 2020C, 1.150%, 6/01/23 (AMT)	No Opt. Call	A+	2,537,750
2,715	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New Jersey-American Water Company Inc Project, Refunding Series 2020B, 1.200%, 11/01/34 (Mandatory Put 6/01/23) (AMT)	No Opt. Call	A+	2,755,969
545	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University Issue, Series 2007A, 5.250%, 7/01/21 – AGC Insured	No Opt. Call	AA	563,361

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$ 5,340	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Barnabas Health Obligated Group, Term Series 2019B-1, 5.000%, 7/01/43 (Mandatory Put 7/01/24)	4/24 at 100.87	AA-	$6,184,147
4,830	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Barnabas Health Obligated Group, Term Series 2019B-2, 5.000%, 7/01/42 (Mandatory Put 7/01/25)	4/25 at 100.85	AA-	5,780,206
	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes, Series 2018A:
14,500	3.000%, 6/15/21	No Opt. Call	A+	14,679,945
2,100	5.000%, 6/15/21	No Opt. Call	A+	2,155,335
14,880	3.000%, 6/15/22	No Opt. Call	A+	15,322,234
1,885	5.000%, 6/15/22	No Opt. Call	A+	2,004,358
3,545	5.000%, 6/15/24	No Opt. Call	A+	4,006,913
5,045	5.000%, 6/15/28	6/26 at 100.00	A+	5,887,616
2,715	5.000%, 6/15/29	6/26 at 100.00	A+	3,145,925
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2019A:
5,630	5.000%, 12/15/24	No Opt. Call	BBB+	6,404,069
5,150	5.000%, 12/15/25	No Opt. Call	BBB+	5,974,412
9,780	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2019BB, 5.000%, 6/15/32	12/28 at 100.00	BBB+	11,391,842
1,700	Passaic Valley Sewer Commissioners, New Jersey, Sewer Revenue Bonds, Series 2010G, 5.750%, 12/01/22	No Opt. Call	A2	1,891,233
3,445	Salem County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Chambers Project, Refunding Series 2014A, 5.000%, 12/01/23 (AMT)	No Opt. Call	BBB	3,615,596
12,000	Somerset County, New Jersey, General Obligation Bonds, Bond Anticpation Notes Series 2020, 4.000%, 9/09/21	No Opt. Call	N/R	12,428,640
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018A:
2,345	5.000%, 6/01/22	No Opt. Call	A	2,509,150
1,325	5.000%, 6/01/23	No Opt. Call	A	1,471,373
6,275	5.000%, 6/01/24	No Opt. Call	A	7,205,833
2,980	5.000%, 6/01/25	No Opt. Call	A	3,522,569
5,000	5.000%, 6/01/26	No Opt. Call	A	6,055,300
5,925	5.000%, 6/01/29	6/28 at 100.00	A	7,435,401
3,900	5.000%, 6/01/31	6/28 at 100.00	A-	4,824,066
2,005	4.000%, 6/01/37	6/28 at 100.00	A-	2,235,675
10,110	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018B, 3.200%, 6/01/27	No Opt. Call	BBB	10,336,262
6,795	Toms River Board of Education, Ocean County, New Jersey, General Obligation Bonds, Refunding Regional Schools Series 2019, 2.250%, 7/15/28	7/26 at 100.00	AA-	7,178,374

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
	Union County, New Jersey, General Obligation Bonds, Refunding Series 2017:
$ 6,695	3.000%, 3/01/28	9/25 at 100.00	Aaa	$7,376,886
6,105	3.000%, 3/01/29	9/25 at 100.00	Aaa	6,676,367
282,010	Total New Jersey			304,623,486
	New Mexico – 0.9%
11,060	Farmington, New Mexico, Pollution Control Revenue Bonds, Public Service Company of New Mexico San Juan and Four Corners Projects, Refunding Series 2016A, 1.875%, 4/01/33 (Mandatory Put 10/01/21)	No Opt. Call	BBB	11,188,960
26,000	Farmington, New Mexico, Pollution Control Revenue Bonds, Public Service Company of New Mexico San Juan and Four Corners Projects, Refunding Series 2016B, 1.875%, 4/01/33 (Mandatory Put 10/01/21)	No Opt. Call	BBB	26,303,160
4,000	Farmington, New Mexico, Pollution Control Revenue Bonds, Public Service Company of New Mexico San Juan Project, Refunding Series 2010B, 2.125%, 6/01/40 (Mandatory Put 6/01/22)	No Opt. Call	BBB	4,088,240
2,420	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Class 1 Series 2019D, 2.800%, 7/01/34	1/29 at 100.00	Aaa	2,585,528
6,135	New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue Bonds, Refunding & Aquisition Sub-Series 2019A, 5.000%, 11/01/39 (Mandatory Put 5/01/25)	2/25 at 100.73	Aa2	7,302,920
	San Juan County, New Mexico, Gross Receipts Tax Revenue Bonds, Refunding Series 2015A:
1,455	5.000%, 6/15/21	No Opt. Call	A+	1,503,277
1,510	5.000%, 6/15/22	No Opt. Call	A+	1,630,981
1,565	5.000%, 6/15/23	No Opt. Call	A+	1,758,371
1,625	5.000%, 6/15/24	No Opt. Call	A+	1,893,076
1,690	5.000%, 6/15/25	No Opt. Call	A+	2,037,228
1,760	5.000%, 6/15/26	6/25 at 100.00	A+	2,115,256
750	Santa Fe, New Mexico, Retirement Facilities Revenue Bonds, EL Castillo Retirement Residences Project, Series 2019B-2, 2.250%, 5/15/24	11/21 at 100.00	BB+	729,075
1,000	Santa Fe, New Mexico, Retirement Facilities Revenue Bonds, EL Castillo Retirement Residences Project, TEMPS 85 Series 2019B-1, 2.625%, 5/15/25	11/21 at 100.00	BB+	977,570
60,970	Total New Mexico			64,113,642
	New York – 8.1%
1,275	Dormitory Authority of the State of New York, Revenue Bonds, Memorial Sloan-Kettering Cancer Center, Series 2012-1, 5.000%, 7/01/23 (Pre-refunded 1/01/22)	1/22 at 100.00	AA (5)	1,351,691
1,725	Dormitory Authority of the State of New York, Revenue Bonds, Montefiore Obligated Group, Series 2020A, 5.000%, 9/01/27	No Opt. Call	BBB	2,098,014
500	Dormitory Authority of the State of New York, Revenue Bonds, Northwell Healthcare Inc, Series 2019B-3, 5.000%, 5/01/48 (Mandatory Put 5/01/26)	11/25 at 100.00	A-	592,325
475	Dormitory Authority of the State of New York, Revenue Bonds, NYU Hospitals Center, Series 2014, 5.000%, 7/01/23	No Opt. Call	A	531,169

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)
	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2017:
$ 1,000	4.000%, 12/01/20, 144A	No Opt. Call	BBB-	$1,004,490
1,200	4.000%, 12/01/21, 144A	No Opt. Call	BBB-	1,238,280
1,000	5.000%, 12/01/22, 144A	No Opt. Call	BBB-	1,080,120
2,000	5.000%, 12/01/23, 144A	No Opt. Call	BBB-	2,230,860
	Dormitory Authority of the State of New York, Revenue Bonds, Rochester Institute of Technology, Series 2020A Forward Delivery:
1,780	5.000%, 7/01/22	No Opt. Call	A1	1,923,059
1,000	5.000%, 7/01/24	No Opt. Call	A1	1,164,800
1,000	5.000%, 7/01/25	No Opt. Call	A1	1,204,610
	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2012A:
5	5.000%, 12/15/21 (ETM)	No Opt. Call	N/R (5)	5,287
12,280	5.000%, 12/15/21	No Opt. Call	AA+	12,996,906
7,500	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Series 2019D, 5.000%, 2/15/27	No Opt. Call	Aa1	9,497,850
16,355	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Subordinate Revenue Anticipation Notes Series 2020B, 5.000%, 3/31/21	No Opt. Call	N/R	16,748,828
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A:
515	0.000%, 6/01/21 – AGM Insured	No Opt. Call	AA	513,599
700	0.000%, 6/01/22 – AGM Insured	No Opt. Call	AA	693,889
1,350	0.000%, 6/01/23 – AGM Insured	No Opt. Call	AA	1,326,942
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2020A:
1,250	5.000%, 9/01/24	No Opt. Call	A	1,480,038
1,000	5.000%, 9/01/25	No Opt. Call	A	1,226,270
1,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012B, 5.000%, 9/01/21	No Opt. Call	A	1,044,090
13,025	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Bond Anticipation Series 2019A, 5.000%, 3/01/22	No Opt. Call	N/R	13,607,087
5,000	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Climate Bond Certified, Refunding Green Series 2016B-2, 5.000%, 11/15/32	11/26 at 100.00	AA	5,869,950
15,275	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond Anticipation Note Series 2019B-1, 5.000%, 5/15/22	No Opt. Call	N/R	15,717,975
36,625	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond Anticipation Note Series 2019D-1, 5.000%, 9/01/22	No Opt. Call	N/R	37,872,814
45,845	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond Anticipation Note Series 2020A-2S, 4.000%, 2/01/22	No Opt. Call	N/R	46,345,169
45	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2012F, 5.000%, 11/15/30	11/22 at 100.00	A+	45,896

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 1,515	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2012D, 5.000%, 11/15/29	11/22 at 100.00	A+	$1,547,148
	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014B:
2,010	5.000%, 7/01/23	No Opt. Call	A-	2,240,085
1,030	5.000%, 7/01/24	No Opt. Call	A-	1,186,890
650	5.000%, 7/01/25	7/24 at 100.00	A-	748,508
1,000	5.000%, 7/01/26	7/24 at 100.00	A-	1,144,870
1,500	5.000%, 7/01/27	7/24 at 100.00	A-	1,707,795
15,000	Nassau County, New York, General Obligation Bonds, Revenue Anticipation Note Series 2020B, 4.000%, 12/21/20	No Opt. Call	N/R	15,124,800
5,530	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Sustainable Neighborhood Green Series 2020D-1B, 2.000%, 11/01/35	5/28 at 100.00	AA+	5,478,405
2,000	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Sustainable Neighborhood Green Series 2020D-2, 0.700%, 5/01/60 (Mandatory Put 11/01/24)	11/22 at 100.00	AA+	1,998,320
	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Sustainable Neighborhood Series 2018C-2A:
3,500	2.200%, 11/01/21	11/20 at 100.00	AA+	3,504,550
34,540	2.350%, 7/01/22	3/21 at 100.00	AA+	34,799,741
13,000	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Sustainable Neighborhood Series 2018L-2, 2.750%, 5/01/50 (Mandatory Put 12/29/23)	12/22 at 100.00	AA+	13,585,390
	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Sustainable Neighborhood Series 2019A-3A:
3,730	3.450%, 11/01/34	2/27 at 100.00	AA+	4,046,863
2,785	1.125%, 5/01/60 (Mandatory Put 11/01/24)	5/22 at 100.00	AA+	2,806,584
5,510	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Sustainable Neighborhood Series 2019G-1B, 2.550%, 11/01/34	5/27 at 100.00	AA+	5,725,772
40,000	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Term Rate Series 2020G, 0.200%, 5/01/52 (Mandatory Put 3/01/21)	11/20 at 100.00	AA+	39,995,200
1,330	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, The Churchill School and Center for Learning Disabilities Inc, Short Term Auction Rate Series 1999, 2.250%, 10/01/29 – AGM Insured	No Opt. Call	AA	1,364,766
	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2021 Subseries A:
25,000	5.000%, 11/01/23	No Opt. Call	AAA	28,591,000
5,870	5.000%, 11/01/24	No Opt. Call	AAA	6,961,526
8,000	5.000%, 11/01/26	No Opt. Call	AAA	10,050,480
10,960	5.000%, 11/01/27	No Opt. Call	AAA	14,110,233
13,495	New York City, New York, General Obligation Bonds, Fiscal 2008 Series J-4, 5.000%, 8/01/24	No Opt. Call	Aa1	15,798,866

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)
	New York City, New York, General Obligation Bonds, Fiscal 2021 Series A-1:
$ 5,000	5.000%, 8/01/24	No Opt. Call	Aa1	$5,853,600
905	5.000%, 8/01/25	No Opt. Call	Aa1	1,095,493
10,000	5.000%, 8/01/26	No Opt. Call	Aa1	12,440,700
12,635	5.000%, 8/01/27	No Opt. Call	Aa1	15,986,686
5,000	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, Rochester Gas and Electric Corporation, Series 2004A, 2.875%, 5/15/32 (Mandatory Put 7/01/25)	No Opt. Call	A1	5,444,050
50,000	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, Rochester Gas and Electric Corporation, Series 2004B, 3.000%, 5/15/32 (Mandatory Put 7/01/25) (AMT)	No Opt. Call	A1	54,004,000
	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Climate Bond Certified/Green Bond Series 2018I:
5,015	2.550%, 11/01/22	9/20 at 100.00	Aa2	5,218,659
5,250	2.650%, 5/01/23	4/21 at 100.00	Aa2	5,518,852
3,000	2.700%, 11/01/23	8/22 at 100.00	Aa2	3,179,610
8,055	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Refunding Series 2019C, 3.500%, 11/01/34	5/28 at 100.00	Aa2	8,833,274
5,000	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Refunding Series 2020H, 2.100%, 11/01/35 (WIDD, Settling 10/07/20)	5/29 at 100.00	Aa2	4,972,850
5,000	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2018J, 2.500%, 5/01/22	10/20 at 100.00	Aa2	5,005,450
	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2019E:
4,000	1.950%, 5/01/22	11/20 at 100.00	Aa2	4,004,720
2,250	2.100%, 5/01/23	10/20 at 100.00	Aa2	2,251,868
9,265	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 223, 2.650%, 10/01/34	10/28 at 100.00	Aa1	9,807,373
2,400	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 225, 2.000%, 10/01/35	10/29 at 100.00	Aa1	2,418,264
3,460	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 227, 2.100%, 10/01/35	10/29 at 100.00	Aa1	3,469,169
2,965	New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta Air Lines, Inc - LaGuardia Airport Terminals C&D Redevelopment Project, Series 2020, 4.000%, 10/01/30 (AMT)	No Opt. Call	Baa3	3,036,279
10,000	Rochester, New York, General Obligation Bonds, Bond Anticpation Notes Series 2020-III, 3.000%, 6/30/21	No Opt. Call	N/R	10,181,600
	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014:
500	5.000%, 7/01/25	7/24 at 100.00	A-	575,775
500	5.000%, 7/01/27	7/24 at 100.00	A-	569,265
12,500	Syosett Central School District, Nassau Countym, New York, General Obligation Bonds, Tax Anticipation Note Series 2020, 2.000%, 6/25/21	No Opt. Call	N/R	12,655,500

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 1,200	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic Institute, Refunding Series 2020A Forward Delivery, 5.000%, 9/01/22	No Opt. Call	A3	$1,284,360
	TSASC Inc, New York, Tobacco Settlement Asset-Backed Bonds, Fiscal 2017 Series A:
3,000	5.000%, 6/01/21	No Opt. Call	A	3,078,960
2,500	5.000%, 6/01/22	No Opt. Call	A	2,663,500
3,335	5.000%, 6/01/23	No Opt. Call	A	3,676,704
1,900	5.000%, 6/01/26	No Opt. Call	A	2,273,559
	Yonkers, New York, General Obligation Bonds, Series 2012C:
2,440	3.000%, 8/15/22	No Opt. Call	A	2,509,028
2,510	3.000%, 8/15/23	No Opt. Call	A	2,613,688
548,265	Total New York			586,552,636
	North Carolina – 0.4%
1,605	Columbus County Industrial Facilities and Pollution Control Financing Authority, North Carolina, Recovery Zone Facility Bonds, International Paper Company Project, Refunding Series 2020A, 1.375%, 5/01/34 (Mandatory Put 6/16/25)	No Opt. Call	BBB	1,637,806
1,000	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust Agreement, Series 2019-42, 2.450%, 7/01/34	7/28 at 100.00	AA+	1,045,330
3,500	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust Agreement, Series 2020-43, 2.625%, 1/01/35	1/29 at 100.00	AA+	3,713,850
	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2015A:
3,015	5.000%, 1/01/26	No Opt. Call	A	3,652,190
2,870	5.000%, 1/01/27	1/26 at 100.00	A	3,447,932
13,655	Wake County, North Carolina, General Obligation Bonds, Refunding Series 2016A, 5.000%, 3/01/23	No Opt. Call	AAA	15,260,145
25,645	Total North Carolina			28,757,253
	North Dakota – 0.5%
	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Series 2014A:
1,115	5.000%, 7/01/21 (ETM)	No Opt. Call	N/R (5)	1,152,196
100	5.000%, 7/01/22 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (5)	103,336
	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2012:
1,000	4.500%, 12/01/32	12/21 at 100.00	Baa2	1,015,450
5,000	5.000%, 12/01/32	12/21 at 100.00	Baa2	5,127,550
	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2017A:
820	5.000%, 12/01/22	No Opt. Call	Baa2	882,960
910	5.000%, 12/01/23	No Opt. Call	Baa2	1,010,546
1,655	5.000%, 12/01/25	No Opt. Call	Baa2	1,936,400
2,380	5.000%, 12/01/26	No Opt. Call	Baa2	2,839,697
2,500	North Dakota Housing Finance Agency, Home Mortgage Finance Program Bonds, Home Mortgage Finance Program, Series 2020A, 2.700%, 7/01/35	7/29 at 100.00	Aa1	2,639,175

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	North Dakota (continued)
	North Dakota Housing Finance Agency, Home Mortgage Finance Program Bonds, Series 2019C:
$ 3,640	2.800%, 7/01/32	7/28 at 100.00	Aa1	$3,921,517
1,300	3.000%, 7/01/34	7/28 at 100.00	Aa1	1,407,445
	Williston, North Dakota, County-Wide Public Safety Sales Tax Revenue Bonds, Series 2015A:
2,185	4.000%, 7/15/21	No Opt. Call	BBB+	2,239,319
2,275	4.000%, 7/15/22	No Opt. Call	BBB+	2,391,753
2,365	5.000%, 7/15/23	7/22 at 100.00	BBB+	2,535,469
2,485	5.000%, 7/15/24	7/22 at 100.00	BBB+	2,660,839
5,485	5.000%, 7/15/25	7/22 at 100.00	BBB+	5,860,997
800	Williston, North Dakota, General Obligation Bonds, Refunding Improvement Series 2014, 4.000%, 5/01/21	No Opt. Call	A+	816,112
36,015	Total North Dakota			38,540,761
	Ohio – 4.3%
	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Revenue Bonds, Children's Hospital Medical Center, Improvement & Refunding Series 2012:
2,000	5.000%, 11/15/21	No Opt. Call	AA-	2,099,860
2,655	5.000%, 11/15/22	5/22 at 100.00	AA-	2,845,921
6,000	Allen County, Ohio, Hospital Facilities Revenue Bonds, Mercy Health, Series 2017A, 5.000%, 8/01/21	No Opt. Call	AA-	6,230,640
20,010	Allen County, Ohio, Hospital Facilities Revenue Bonds, Mercy Health, Series 2017B, 5.000%, 8/01/47 (Mandatory Put 5/05/22)	No Opt. Call	AA-	21,326,458
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1:
3,635	5.000%, 6/01/27	No Opt. Call	A	4,567,378
9,510	5.000%, 6/01/28	No Opt. Call	A	12,204,944
12,600	5.000%, 6/01/29	No Opt. Call	A	16,497,306
7,205	5.000%, 6/01/30	No Opt. Call	A-	9,603,112
6,205	5.000%, 6/01/31	6/30 at 100.00	A-	8,204,189
6,740	5.000%, 6/01/32	6/30 at 100.00	A-	8,841,195
2,105	5.000%, 6/01/33	6/30 at 100.00	A-	2,739,910
6,265	5.000%, 6/01/34	6/30 at 100.00	A-	8,121,570
13,740	5.000%, 6/01/35	6/30 at 100.00	A-	17,713,745
2,745	5.000%, 6/01/36	6/30 at 100.00	A-	3,519,008
2,000	4.000%, 6/01/37	6/30 at 100.00	A-	2,350,960
1,000	4.000%, 6/01/38	6/30 at 100.00	A-	1,170,330
1,000	4.000%, 6/01/39	6/30 at 100.00	A-	1,166,330

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Ohio (continued)
	Chillicothe, Ohio, Hospital Facilities Revenue Bonds, Adena Health System Obligated Group Project, Refunding & Improvement Series 2017:
$ 1,000	5.000%, 12/01/21	No Opt. Call	A-	$1,049,510
1,000	5.000%, 12/01/22	No Opt. Call	A-	1,091,380
1,225	5.000%, 12/01/24	No Opt. Call	A-	1,428,313
1,000	5.000%, 12/01/25	No Opt. Call	A-	1,197,480
950	Cleveland, Ohio, Airport System Revenue Bonds, Refunding Series 2016A, 5.000%, 1/01/21 – AGM Insured	No Opt. Call	AA	959,652
1,540	Cleveland, Ohio, General Obligation Bonds, Series 2011, 5.000%, 12/01/20	11/20 at 100.00	AA+	1,545,852
	Cleveland, Ohio, Water Revenue Bonds, Series 2020FF:
1,000	5.000%, 1/01/28	No Opt. Call	AA+	1,306,960
1,100	5.000%, 1/01/29	No Opt. Call	AA+	1,467,356
5,265	Columbus, Ohio, General Obligation Bonds, Various Purpose Series 2018A, 5.000%, 4/01/30	10/28 at 100.00	AAA	6,942,955
5,515	Cuyahoga County, Ohio, Certificates of Participation, Convention Hotel Project, Series 2014, 5.000%, 12/01/20	No Opt. Call	AA-	5,554,818
1,000	Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center Project, Series 2013, 5.000%, 6/15/21	No Opt. Call	Ba2	1,025,280
1,000	Franklin County Convention Facilities Authority, Ohio, Excise Tax and Lease Revenue Bonds, Columbus City & Franklin County Lessees, Refunding Anticipation Series 2014, 5.000%, 12/01/23 (ETM)	No Opt. Call	Aa1 (5)	1,149,940
	Hamilton County, Ohio, Hospital Facilities Revenue Bonds, Cincinnati Children's Hospital Medical Center, Refunding Series 2014S:
1,170	5.000%, 5/15/21	No Opt. Call	AA	1,203,111
340	5.000%, 5/15/22	No Opt. Call	AA	364,473
1,040	5.000%, 5/15/23	No Opt. Call	AA	1,158,841
1,700	JobsOhio Beverage System, Ohio, Statewide Liquor Profits Revenue Bonds, Senior Lien Series 2013A, 5.000%, 1/01/23	No Opt. Call	AA+	1,879,316
760	Marysville, Union County, Ohio, General Obligation Bonds, Refunding Series 2007, 5.000%, 12/01/20 – AMBAC Insured	No Opt. Call	Aa3	765,989
10,025	Montgomery County, Ohio, Revenue Bonds, Miami Valley Hospital, Series 2011A, 5.750%, 11/15/21	11/20 at 100.00	A	10,091,666
2,000	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013, 5.000%, 2/15/21	No Opt. Call	BB+	2,025,720
5,120	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20 (7)	No Opt. Call	N/R	6,400
4,385	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009B, 3.100%, 3/01/23 (7)	No Opt. Call	N/R	5,481
35,230	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (7)	No Opt. Call	N/R	44,038
1,015	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Corporation Project, Refunding Series 2010A, 3.125%, 7/01/33 (7)	No Opt. Call	N/R	1,269

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$ 35	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005B, 3.125%, 1/01/34 (7)	No Opt. Call	N/R	$44
2,525	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008B, 3.625%, 10/01/33 (7)	No Opt. Call	N/R	3,156
10,660	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power Company Project, Refunding Series 2005A, 2.100%, 1/01/29 (Mandatory Put 10/01/24) (AMT)	No Opt. Call	BBB+	11,060,390
13,950	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power Company Project, Refunding Series 2005B, 2.100%, 7/01/28 (Mandatory Put 10/01/24) (AMT)	No Opt. Call	BBB+	14,471,172
1,000	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power Company Project, Refunding Series 2005D, 2.100%, 10/01/28 (Mandatory Put 10/01/24) (AMT)	No Opt. Call	BBB+	1,037,260
13,260	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power Company Project, Refunding Series 2007A, 2.500%, 8/01/40 (Mandatory Put 10/01/29) (AMT)	No Opt. Call	BBB+	14,100,817
10,000	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power Company Project, Refunding Series 2007B, 2.500%, 11/01/42 (Mandatory Put 10/01/29) (AMT)	No Opt. Call	BBB+	10,632,700
1,665	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power Company Project, Refunding Series 2014A, 2.400%, 12/01/38 (Mandatory Put 10/01/29)	10/24 at 100.00	BBB+	1,724,907
10,860	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power Company Project, Refunding Series 2014B, 2.600%, 6/01/41 (Mandatory Put 10/01/29) (AMT)	10/24 at 100.00	BBB+	11,187,863
1,000	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power Company Project, Refunding Series 2014C, 2.100%, 12/01/27 (Mandatory Put 10/01/24) (AMT)	No Opt. Call	BBB+	1,037,210
6,600	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power Company Project, Refunding Series 2014D, 1.900%, 5/01/26 (Mandatory Put 10/01/24)	No Opt. Call	BBB+	6,844,068
980	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Pratt Paper Ohio, LLC Project, Series 2017, 3.750%, 1/15/28, 144A (AMT)	No Opt. Call	N/R	1,071,610
2,970	Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds, Mortgage-Backed Securities Program, Series 2019A, 3.500%, 9/01/34	3/28 at 100.00	Aaa	3,263,525
4,780	Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds, Mortgage-Backed Securities Program, Series 2019B, 2.800%, 9/01/34	9/28 at 100.00	Aaa	5,165,650
2,260	Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds, Mortgage-Backed Securities Program, Series 2020A, 2.500%, 9/01/35	3/29 at 100.00	Aaa	2,366,288
6,490	Ohio State, General Obligation Bonds, Refunding Common Schools Series 2011A, 5.000%, 9/15/21	No Opt. Call	AA+	6,792,109
17,630	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc, Series 2018C, 5.000%, 1/15/42 (Mandatory Put 9/15/21)	No Opt. Call	A	18,272,966
26,000	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc, Series 2018D, 5.000%, 1/15/39 (Mandatory Put 9/15/23)	No Opt. Call	A	29,273,660
3,315	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Generating Corporation Project, Refunding Series 2006A, 3.000%, 5/15/20 (7)	No Opt. Call	N/R	4,144

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$ 5,380	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generating Corporation Project, Refunding Series 2005B, 4.000%, 1/01/34 (7)	No Opt. Call	N/R	$6,725
1,175	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generating Corporation Project, Refunding Series 2008B, 3.625%, 10/01/33 (7)	No Opt. Call	N/R	1,469
7,135	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generating Corporation Project, Refunding Series 2010A, 3.750%, 7/01/33 (7)	No Opt. Call	N/R	8,919
120	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generating Corporation Project, Refunding Series 2010C, 4.000%, 6/01/33 (7)	No Opt. Call	N/R	150
2,245	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006B, 4.000%, 12/01/33 (7)	No Opt. Call	N/R	2,806
341,830	Total Ohio			309,798,264
	Oklahoma – 2.4%
	Bryan County School Finance Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Durant Public Schools Project, Refunding Series 2020:
760	4.000%, 12/01/22	No Opt. Call	A	819,136
665	4.000%, 12/01/24	No Opt. Call	A	758,220
	Bryan County School Finance Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Durant Public Schools Project, Series 2020:
635	4.000%, 9/01/23	No Opt. Call	A	700,494
1,195	4.000%, 9/01/25	No Opt. Call	A	1,386,953
1,600	2.000%, 9/01/27	No Opt. Call	A	1,700,608
3,910	Canadian County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Mustang Public Schools Project, Series 2017, 4.000%, 9/01/24	No Opt. Call	AA-	4,436,481
6,505	Cleveland County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Moore Public Schools Project, Series 2016, 5.000%, 6/01/23	No Opt. Call	A+	7,233,170
1,250	Cleveland County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Noble Public Schools Project, Series 2017, 5.000%, 9/01/29	9/27 at 100.00	A	1,551,500
	Cleveland County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Norman Public Schools Project, Series 2019:
2,090	5.000%, 6/01/21	No Opt. Call	A+	2,151,968
2,850	5.000%, 6/01/22	No Opt. Call	A+	3,055,798
3,955	5.000%, 6/01/24	No Opt. Call	A+	4,554,262
3,210	5.000%, 6/01/25	No Opt. Call	A+	3,815,695
1,000	Comanche County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Elgin Public Schools Project, Series 2017A, 5.000%, 12/01/24	No Opt. Call	A	1,166,860
1,970	Garfield County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Enid Public Schools Project, Series 2016A, 5.000%, 9/01/26	No Opt. Call	A	2,471,700

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Oklahoma (continued)
	Garvin County Educational Facilities Authority, Oklahoma, Lease Revenue Bonds, Wynnewood Public Schools Project, Series 2018:
$ 385	5.000%, 9/01/24	No Opt. Call	A-	$443,320
310	5.000%, 9/01/25	No Opt. Call	A-	367,490
200	5.000%, 9/01/26	No Opt. Call	A-	242,764
450	5.000%, 9/01/27	No Opt. Call	A-	558,252
510	5.000%, 9/01/29	9/28 at 100.00	A-	639,872
350	5.000%, 9/01/30	9/28 at 100.00	A-	436,576
1,100	5.000%, 9/01/31	9/28 at 100.00	A-	1,364,880
300	5.000%, 9/01/32	9/28 at 100.00	A-	369,894
	Grady County School Finance Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Minco Public Schools Project, Series 2018:
1,305	5.000%, 9/01/31	9/28 at 100.00	A-	1,657,911
1,000	5.000%, 9/01/32	9/28 at 100.00	A-	1,261,540
1,195	5.000%, 9/01/33	9/28 at 100.00	A-	1,497,192
	Grady County School Finance Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Tuttle Public Schools Project, Series 2019:
615	4.000%, 9/01/25	No Opt. Call	A+	708,634
685	4.000%, 9/01/27	No Opt. Call	A+	813,657
650	4.000%, 9/01/29	No Opt. Call	A+	792,006
4,395	Kay County Public Buildings Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Ponca City Public Schools Project, Series 2016, 5.000%, 9/01/21	No Opt. Call	A-	4,578,403
	McClain County Economic Development Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Blanchard Public Schools Project, Series 2019:
415	4.000%, 9/01/21	No Opt. Call	A	428,732
535	4.000%, 9/01/22	No Opt. Call	A	570,305
460	4.000%, 9/01/23	No Opt. Call	A	505,614
475	4.000%, 9/01/24	No Opt. Call	A	536,589
920	4.000%, 9/01/25	No Opt. Call	A	1,064,882
1,430	4.000%, 9/01/26	No Opt. Call	A	1,683,925
600	4.000%, 9/01/27	No Opt. Call	A	716,652
675	4.000%, 9/01/28	No Opt. Call	A	818,809
615	4.000%, 9/01/29	No Opt. Call	A	758,049
	Okarche Economic Development Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Okarche Public Schools Project, Series 2016:
1,035	5.000%, 9/01/21	No Opt. Call	A-	1,078,191
1,100	5.000%, 9/01/27	9/26 at 100.00	A-	1,341,824
1,125	5.000%, 9/01/28	9/26 at 100.00	A-	1,363,117

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Oklahoma (continued)
	Oklahoma County Finance Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Jones Public Schools Project, Series 2020:
$ 590	4.000%, 9/01/26	No Opt. Call	BBB+	$663,243
1,000	4.000%, 9/01/27	No Opt. Call	BBB+	1,134,440
1,000	4.000%, 9/01/28	No Opt. Call	BBB+	1,140,750
1,000	4.000%, 9/01/29	No Opt. Call	BBB+	1,146,180
1,000	4.000%, 9/01/30	No Opt. Call	BBB+	1,146,830
1,000	4.000%, 9/01/31	9/30 at 100.00	BBB+	1,138,430
1,000	4.000%, 9/01/32	9/30 at 100.00	BBB+	1,129,590
	Oklahoma County Finance Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Midwest City-Del City Public Schools Project, Series 2018:
1,500	5.000%, 10/01/21	No Opt. Call	A+	1,569,840
445	5.000%, 10/01/22	No Opt. Call	A+	486,336
	Oklahoma County Finance Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Western Heights Public Schools Project, Series 2018A:
1,275	5.000%, 9/01/23	No Opt. Call	A+	1,443,376
3,155	5.000%, 9/01/24	No Opt. Call	A+	3,703,244
	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Series 2018B:
575	5.000%, 8/15/22	No Opt. Call	Baa3	612,835
2,295	5.000%, 8/15/24	No Opt. Call	Baa3	2,594,222
1,895	5.000%, 8/15/25	No Opt. Call	Baa3	2,196,760
1,000	5.000%, 8/15/26	No Opt. Call	Baa3	1,182,150
3,650	5.000%, 8/15/27	No Opt. Call	Baa3	4,401,462
1,000	5.000%, 8/15/28	No Opt. Call	Baa3	1,224,160
5,655	Oklahoma Development Finance Authority, Limited Obligation Revenue Bonds, Gilcrease Expressway West Project, Series 2020, 1.625%, 7/06/23 (AMT)	6/22 at 100.00	Baa2	5,651,098
1,970	Oklahoma Development Finance Authority, Solid Waste Disposal Revenue Bonds, Series 2004A, 2.375%, 12/01/21	No Opt. Call	A-	2,008,868
515	Oklahoma Housing Finance Agency, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2020A, 2.650%, 9/01/35	3/29 at 100.00	Aaa	536,228
745	Pontotoc County Educational Facilities Authority, Oklahoma, Facilities Lease Revenue Bonds, Ada Public Schools Project, Series 2014, 5.000%, 9/01/21	No Opt. Call	A-	775,389
	Rogers County Educational Facilities Authority, Oklahoma, Lease Revenue Bonds, Verdigris Public Schools Project, Series 2018:
1,780	3.000%, 9/01/22	No Opt. Call	A+	1,870,602
5,255	4.000%, 9/01/24	No Opt. Call	A+	5,951,655

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Oklahoma (continued)
	Rogers County Industrial Development Authority, Oklahoma, Capital Improvement Revenue Bonds, Refunding Series 2017:
$ 765	3.000%, 4/01/21	No Opt. Call	N/R	$774,104
800	3.000%, 4/01/22	No Opt. Call	N/R	828,456
825	3.000%, 4/01/23	No Opt. Call	N/R	872,239
850	3.000%, 4/01/24	No Opt. Call	N/R	913,588
725	4.000%, 4/01/25	No Opt. Call	N/R	820,715
770	4.000%, 4/01/26	4/25 at 100.00	N/R	864,340
715	4.000%, 4/01/27	4/25 at 100.00	N/R	795,373
	Sand Springs Municipal Authority, Oklahoma, Utility System Revenue Bonds, Refunding Series 2020:
400	3.000%, 11/01/31	11/28 at 100.00	Aa3	450,844
500	3.000%, 11/01/32	11/28 at 100.00	Aa3	559,355
530	3.000%, 11/01/33	11/28 at 100.00	Aa3	589,614
645	Stillwater Utilities Authority, Oklahoma, Utility System and Sales Tax Revenue Bonds, Series 2014A, 5.000%, 10/01/21	No Opt. Call	AA-	676,160
	Texas County Development Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Guymon Public Schools Project, Series 2018:
1,050	4.000%, 12/01/21	No Opt. Call	A	1,094,226
865	4.000%, 12/01/23	No Opt. Call	A	952,841
1,100	5.000%, 12/01/25	No Opt. Call	A	1,321,529
1,675	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Broken Arrow Public Schools Project, Series 2012, 4.000%, 9/01/22	No Opt. Call	AA-	1,791,513
	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Broken Arrow Public Schools Project, Series 2016:
1,075	5.000%, 9/01/22	No Opt. Call	AA-	1,170,266
6,605	5.000%, 9/01/23	No Opt. Call	AA-	7,487,626
	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Broken Arrow Public Schools Project, Series 2019A:
6,785	5.000%, 9/01/27	No Opt. Call	AA-	8,690,364
10,180	5.000%, 9/01/28	No Opt. Call	AA-	13,241,126
	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Glenpool Public Schools Project, Series 2017A:
570	5.000%, 9/01/22	No Opt. Call	A+	620,741
765	5.000%, 9/01/23	No Opt. Call	A+	866,026
600	5.000%, 9/01/24	No Opt. Call	A+	703,494
1,280	5.000%, 9/01/25	No Opt. Call	A+	1,548,058
	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Jenks Public Schools Project, Series 2015:
2,185	5.000%, 9/01/21	No Opt. Call	AA-	2,280,288
2,010	5.000%, 9/01/22	No Opt. Call	AA-	2,188,126

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Oklahoma (continued)
	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Owasso Public Schools Project, Series 2018:
$ 1,650	5.000%, 9/01/21	No Opt. Call	A+	$1,720,405
1,510	5.000%, 9/01/22	No Opt. Call	A+	1,644,420
1,050	5.000%, 9/01/23	No Opt. Call	A+	1,188,663
	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Sand Springs Public Schools Project, Series 2019:
325	5.000%, 9/01/21	No Opt. Call	A	338,715
725	5.000%, 9/01/25	No Opt. Call	A	874,879
500	4.000%, 9/01/26	No Opt. Call	A	589,100
625	5.000%, 9/01/26	No Opt. Call	A	773,919
975	5.000%, 9/01/27	No Opt. Call	A	1,236,046
1,500	Tulsa Public Facilities Authority, Oklahoma, Capital Improvement Revenue Bonds, Series 2020, 3.000%, 5/01/24	No Opt. Call	AA-	1,620,645
	Wagoner County School Development Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Wagoner Public Schools Project, Series 2019:
910	4.000%, 9/01/21	No Opt. Call	A-	939,684
1,450	4.000%, 9/01/27	No Opt. Call	A-	1,698,167
300	4.000%, 9/01/28	No Opt. Call	A-	353,976
	Weatherford Industrial Trust Educational, Oklahoma, Facilities Lease Revenue Bonds, Weatherford Public Schools Project, Series 2019:
1,200	5.000%, 3/01/23	No Opt. Call	A-	1,324,464
1,300	5.000%, 3/01/25	No Opt. Call	A-	1,536,002
1,705	5.000%, 3/01/27	No Opt. Call	A-	2,120,116
153,725	Total Oklahoma			176,169,826
	Oregon – 1.1%
	Benton and Linn Counties District School District 509J Corvallis, Oregon, General Obligation Bonds, Series 2018A:
1,825	5.000%, 6/15/21	No Opt. Call	AA+	1,887,269
1,745	5.000%, 6/15/22	No Opt. Call	AA+	1,888,875
1,785	5.000%, 6/15/23	No Opt. Call	AA+	2,015,890
2,315	5.000%, 6/15/24	No Opt. Call	AA+	2,716,491
1,305	5.000%, 6/15/25	No Opt. Call	AA+	1,587,363
1,085	5.000%, 6/15/26	No Opt. Call	AA+	1,360,449
1,000	5.000%, 6/15/27	No Opt. Call	AA+	1,287,650
	Clackamas and Washington Counties School District 3JT, Oregon, General Obligation Bonds, Refunding Series 2015:
11,045	5.000%, 6/15/25	No Opt. Call	AA+	13,446,294
5,000	5.000%, 6/15/26	6/25 at 100.00	AA+	6,081,850
500	Clackamas County Hospital Facility Authority, Oregon, Revenue Bonds, Rose Villa Inc, Series 2020B-2, 2.750%, 11/15/25	11/21 at 100.00	N/R	504,515

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Oregon (continued)
	Clackamas County School District 12, North Clackamas, Oregon, General Obligation Bonds, Series 2017B:
$ 2,330	5.000%, 6/15/27	No Opt. Call	AA+	$2,994,912
2,000	5.000%, 6/15/28	6/27 at 100.00	AA+	2,559,760
	Clackamas County School District 12, North Clackamas, Oregon, General Obligation Bonds, Series 2018:
1,400	4.000%, 6/15/23	No Opt. Call	Aa1	1,544,578
1,000	5.000%, 6/15/25	No Opt. Call	Aa1	1,215,850
1,720	Multnomah County Hospital Facilities Authority, Oregon, Revenue Bonds, Adventist Health System/West, Refunding Variable Rate Series 2019, 5.000%, 3/01/40 (Mandatory Put 3/01/25)	9/24 at 100.00	A+	1,989,868
7,500	Oregon Business Development Commission, Economic Development Revenue Bonds, Intel Corporation Project, 250 Series 2019, 5.000%, 3/01/49 (Mandatory Put 3/01/22) (AMT)	No Opt. Call	A+	7,940,850
12,000	Oregon Health and Science University, Revenue Bonds, Series 2019B-2, 5.000%, 7/01/42 (Mandatory Put 2/01/25)	11/24 at 100.00	AA-	13,576,800
11,400	Oregon State Business Development Commission, Recovery Zone Facility Revenue Bonds, Intel Corporation Project, 232 Series 2010, 2.400%, 12/01/40 (Mandatory Put 8/14/23)	No Opt. Call	A+	11,991,318
	Oregon State, General Obligation Bonds, Article XI-Q State Projects Series 2020C:
1,385	5.000%, 5/01/21	No Opt. Call	AA+	1,424,209
1,105	5.000%, 5/01/22	No Opt. Call	AA+	1,189,941
1,000	5.000%, 5/01/23	No Opt. Call	AA+	1,124,990
70,445	Total Oregon			80,329,722
	Pennsylvania – 5.1%
	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Allegheny Health Network Obligated Group Issue, Series 2018A:
1,170	5.000%, 4/01/22	No Opt. Call	A	1,246,073
1,405	5.000%, 4/01/23	No Opt. Call	A	1,551,584
2,415	5.000%, 4/01/24	No Opt. Call	A	2,760,925
2,520	5.000%, 4/01/25	No Opt. Call	A	2,971,786
2,000	5.000%, 4/01/26	No Opt. Call	A	2,421,640
4,280	5.000%, 4/01/27	No Opt. Call	A	5,299,196
765	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Project, Series 2018, 5.000%, 5/01/23, 144A	No Opt. Call	Ba3	806,800
1,650	Allentown School District, Lehigh County, Pennsylvania, General Obligation Bonds, Refunding Series 2016, 4.000%, 2/15/21 – AGM Insured	No Opt. Call	AA	1,671,780
4,865	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008A, 2.700%, 4/01/35 (7)	No Opt. Call	N/R	6,081
5,055	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35 (7)	No Opt. Call	N/R	6,319

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
	Berks County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Tower Health Project, Series 2017:
$ 2,405	5.000%, 11/01/25	No Opt. Call	BBB+	$2,678,160
5,100	5.000%, 11/01/26	No Opt. Call	BBB+	5,744,895
3,965	5.000%, 11/01/27	No Opt. Call	BBB+	4,512,368
1,915	5.000%, 11/01/28	11/27 at 100.00	BBB+	2,162,686
1,445	5.000%, 11/01/29	11/27 at 100.00	BBB+	1,623,125
2,240	4.000%, 11/01/31	11/27 at 100.00	BBB+	2,327,427
2,950	4.000%, 11/01/32	11/27 at 100.00	BBB+	3,047,616
4,205	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Tower Health Project, Series 2020B-1, 5.000%, 2/01/40 (Mandatory Put 2/01/25)	8/24 at 101.73	BBB+	4,562,425
5,000	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Tower Health Project, Series 2020B-2, 5.000%, 2/01/40 (Mandatory Put 2/01/27)	8/26 at 101.63	BBB+	5,558,300
2,500	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Tower Health Project, Series 2020B-3, 5.000%, 2/01/40 (Mandatory Put 2/01/30)	8/29 at 101.50	BBB+	2,822,425
1,000	Capital Region Water, Pennsylvania, Water Revenue Bonds, Series 2018, 5.000%, 7/15/25	No Opt. Call	A+	1,193,070
2,125	Clarion County Industrial Development Authority, Pennsylvania, Revenue Bonds, Pennsylvania-American Water Company Project, Refunding Series 2019, 2.450%, 12/01/39 (Mandatory Put 12/03/29) (AMT)	12/29 at 100.00	A+	2,289,751
	Commonwealth Financing Authority, Pennsylvania, Revenue Bonds, Refunding Forward Delivery Series 2020A:
1,500	5.000%, 6/01/24	No Opt. Call	A1	1,739,085
2,820	5.000%, 6/01/25	No Opt. Call	A1	3,380,701
3,000	5.000%, 6/01/26	No Opt. Call	A1	3,695,220
	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master Settlement, Series 2018:
2,050	5.000%, 6/01/21	No Opt. Call	A1	2,111,049
2,145	5.000%, 6/01/22	No Opt. Call	A1	2,304,459
2,515	5.000%, 6/01/23	No Opt. Call	A1	2,812,122
3,205	5.000%, 6/01/24	No Opt. Call	A1	3,718,377
	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Refunding Series 2018B:
8,505	5.000%, 1/01/23	No Opt. Call	A+	9,361,624
6,665	5.000%, 1/01/24	No Opt. Call	A+	7,624,960
4,560	Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds, Geisinger Health System, Series 2020B, 5.000%, 4/01/43 (Mandatory Put 2/15/27)	8/26 at 100.00	AA-	5,590,423
5,000	Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds, Geisinger Health System, Series 2020C, 5.000%, 4/01/43 (Mandatory Put 4/01/30)	10/29 at 100.00	AA-	6,510,050
13,475	Lehigh County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, Pennsylvania Power and Light Company, Series 2016A, 1.800%, 9/01/29 (Mandatory Put 9/01/22)	No Opt. Call	A1	13,641,281
9,025	Lehigh County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, Pennsylvania Power and Light Company, Series 2016B, 1.800%, 2/15/27 (Mandatory Put 8/15/22)	No Opt. Call	A1	9,142,866

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
	Lower Merion School District, Montgomery County, Pennsylvania, General Obligation Bonds, Series 2019:
$ 2,660	4.000%, 11/15/29	11/27 at 100.00	Aaa	$3,257,356
4,480	4.000%, 11/15/30	11/27 at 100.00	Aaa	5,456,550
8,065	Luzerne County Industrial Development Authority, Pennsylvania, Revenue Bonds, Pennsylvania-American Water Company Project, Refunding Series 2019, 2.450%, 12/01/39 (Mandatory Put 12/03/29) (AMT)	12/29 at 100.00	A+	8,755,041
	Manheim Township School District, Lancaster County, Pennsylvania, General Obligation Bonds, Series 2020:
1,000	4.000%, 2/01/26	No Opt. Call	Aa2	1,179,730
1,000	4.000%, 2/01/27	No Opt. Call	Aa2	1,204,380
3,450	Montgomery County Higher Education and Health Authority, Pennsylvania, Hospital Revenue Bonds, Abington Memorial Hospital Obligated Group, Series 2012A, 5.000%, 6/01/23 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R (5)	3,721,308
504	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue Bonds, Northampton Generating Project, Senior Lien Series 2013A0 & AE2, 1.250%, 12/31/23	11/20 at 100.00	N/R	126,042
154	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue Bonds, Northampton Generating Project, Senior Lien Taxable Series 2013B, 5.000%, 12/31/23 (cash 5.000%, PIK 5.000%)	No Opt. Call	N/R	38,399
5,945	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2005A, 3.750%, 12/01/40 (7)	No Opt. Call	N/R	7,431
3,565	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2006A, 2.550%, 11/01/41 (7)	No Opt. Call	N/R	4,456
9,000	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Project, Series 2009, 2.800%, 12/01/33 (Mandatory Put 12/01/21)	No Opt. Call	A-	9,260,100
3,805	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Association of Independent Colleges & Universities of Pennsylvania Financing Program, York College Project, Series 2014T-3, 2.850%, 5/01/34 (Mandatory Put 5/01/21)	No Opt. Call	A-	3,844,077
	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Association of Independent Colleges and Universities of Pennsylvania Financing Program-Messiah College Project, Series 2001-14:
1,725	2.200%, 11/01/31 (Pre-refunded 11/01/21)	11/21 at 100.00	A- (5)	1,757,344
3,500	2.720%, 11/01/31 (Pre-refunded 5/01/21)	5/21 at 100.00	A- (5)	3,551,135
1,270	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2017-122, 3.250%, 10/01/28	4/26 at 100.00	AA+	1,393,635
5,000	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2017-124B, 3.200%, 10/01/32	10/26 at 100.00	AA+	5,410,250
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2017-125A:
3,390	3.000%, 4/01/27 (AMT)	No Opt. Call	AA+	3,743,136
3,345	3.050%, 10/01/27 (AMT)	4/27 at 100.00	AA+	3,692,512
8,750	3.400%, 10/01/32 (AMT)	4/27 at 100.00	AA+	9,547,125

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 1,025	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2019-128A, 3.650%, 10/01/32 (AMT)	10/27 at 100.00	AA+	$1,113,775
2,555	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2019-129, 2.950%, 10/01/34	10/28 at 100.00	AA+	2,722,097
7,000	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2019-130A, 2.500%, 10/01/34	10/28 at 100.00	AA+	7,321,440
4,850	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2020-132A, 2.300%, 10/01/35	10/29 at 100.00	AA+	4,878,518
6,285	Pennsylvania Intergovernmental Cooperative Authority, Special Tax Revenue Bonds, Philadelphia Funding Program, Refunding Series 2020 Forward Delivery, 5.000%, 6/15/21	No Opt. Call	AAA	6,494,479
4,505	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Series 2019 Forward Delivery, 5.000%, 12/01/23	No Opt. Call	A1	5,178,002
	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Second Series 2016B-2:
2,405	5.000%, 6/01/21	No Opt. Call	A3	2,469,767
15,075	5.000%, 6/01/22	No Opt. Call	A3	16,085,477
23,675	5.000%, 6/01/23	No Opt. Call	A3	26,185,734
12,500	5.000%, 6/01/24	No Opt. Call	A3	14,291,625
8,095	5.000%, 6/01/24 – AGM Insured	No Opt. Call	AA	9,337,502
5,630	5.000%, 6/01/25	No Opt. Call	A3	6,632,985
4,265	5.000%, 6/01/29	6/26 at 100.00	A3	5,107,508
	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Saint Joseph?s University Project, Refunding Series 2020C Forward Delivery:
540	4.000%, 11/01/24	No Opt. Call	A-	608,283
1,000	5.000%, 11/01/25	No Opt. Call	A-	1,200,480
850	5.000%, 11/01/26	No Opt. Call	A-	1,045,662
1,000	5.000%, 11/01/27	No Opt. Call	A-	1,255,340
1,000	5.000%, 11/01/28	No Opt. Call	A-	1,273,150
1,000	5.000%, 11/01/29	No Opt. Call	A-	1,292,080
3,515	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Refunding Fourteeth Series 2016, 5.000%, 10/01/20	No Opt. Call	A	3,515,000
	Philadelphia School District, Pennsylvania, General Obligation Bonds, Refunding Series 2020 Forward Delivery:
5,000	5.000%, 9/01/21	No Opt. Call	A+	5,197,850
3,000	5.000%, 9/01/22	No Opt. Call	A+	3,252,000
7,150	Philadelphia School District, Pennsylvania, General Obligation Bonds, Tax & Revenue Anticipation Note Series 2020-21A, 4.000%, 6/30/21	No Opt. Call	N/R	7,350,558
7,470	Philadelphia, Pennsylvania, Tax and Revenue Anticipation Notes, Series A of 2020-2021, 4.000%, 6/30/21	No Opt. Call	N/R	7,679,533

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
	Pittsburgh Public Parking Authority, Pennsylvania, Parking System Revenue Bonds, Refunding Series 2015A:
$ 3,315	5.000%, 12/01/20	No Opt. Call	A+	$3,339,929
1,825	5.000%, 12/01/21	No Opt. Call	A+	1,922,163
1,250	5.000%, 12/01/22	No Opt. Call	A+	1,371,600
2,285	Quakertown General Authority Health Facilities Revenue USDA Loan Anticipation Notes and Revenue Bonds for LifeQuest Obligated Group, Pennsylvania, Series 2017A, 3.125%, 7/01/21	10/20 at 100.00	N/R	2,245,355
1,930	Scranton-Lackawanna Health and Welfare Authority, Pennsylvania, University Revenue Bonds, Marywood University, Series 2016, 3.375%, 6/01/26	No Opt. Call	BB+	1,871,232
2,545	Southeastern Pennsylvania Transportation Authority, Capital Grant Receipts Bonds, Federal Transit Administration Section 5309 Fixed Guideway Modernization Formula Funds, Series 2011, 5.000%, 6/01/23	No Opt. Call	AA-	2,849,993
1,280	Southeastern Pennsylvania Transportation Authority, Capital Grant Receipts Bonds, Federal Transit Administration Section 5337 State of Good Repair Formula Program Funds, Refunding Series 2017, 5.000%, 6/01/24	No Opt. Call	AA-	1,487,565
	Washington County Industrial Development Authority, Pennsylvania, College Revenue Bonds, AICUP Financing Program-Washington and Jefferson College Project, Series 2017-PP5:
1,045	5.000%, 11/01/21	No Opt. Call	A-	1,093,049
2,410	5.000%, 11/01/22	No Opt. Call	A-	2,590,702
2,530	5.000%, 11/01/23	No Opt. Call	A-	2,802,759
2,665	5.000%, 11/01/24	No Opt. Call	A-	3,037,247
2,550	5.000%, 11/01/25	No Opt. Call	A-	2,979,726
3,295	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity, Series 2011B, 5.625%, 1/01/32 (Pre-refunded 1/01/22)	1/22 at 100.00	AA- (5)	3,517,544
354,363	Total Pennsylvania			367,444,365
	Puerto Rico – 1.4%
5,945	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.125%, 7/01/24	No Opt. Call	CC	6,279,406
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
8,005	5.250%, 7/01/24	7/22 at 100.00	CC	8,255,156
4,260	4.250%, 7/01/25	7/22 at 100.00	CC	4,265,325
1,000	5.250%, 7/01/29	7/22 at 100.00	CC	1,027,500

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Puerto Rico (continued)
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
$ 12,787	0.000%, 7/01/24	No Opt. Call	N/R	$11,822,477
22,091	0.000%, 7/01/27	No Opt. Call	N/R	18,780,222
8,001	0.000%, 7/01/29	7/28 at 98.64	N/R	6,306,148
26,956	0.000%, 7/01/31	7/28 at 91.88	N/R	19,711,036
33,324	0.000%, 7/01/33	7/28 at 86.06	N/R	22,345,075
4,828	4.500%, 7/01/34	7/25 at 100.00	N/R	5,049,315
127,197	Total Puerto Rico			103,841,660
	Rhode Island – 0.1%
1,360	Rhode Island Economic Development Corporation, Airport Revenue Bonds, Refunding Series 2013B, 5.000%, 7/01/21	No Opt. Call	A-	1,402,242
4,000	Rhode Island Housing & Mortgage Finance Corporation, Homeownership Opportunity Bond Program, 2019 Series 70, 2.800%, 10/01/34	10/28 at 100.00	AA+	4,263,200
2,595	Rhode Island Housing & Mortgage Finance Corporation, Homeownership Opportunity Bonds, Series 73-A, 2.100%, 10/01/35 (WIDD, Settling 10/21/20)	10/29 at 100.00	AA+	2,585,891
1,120	Rhode Island Housing and Mortgage Finance Corporation, Homeownership Opportunity Bond Program, Series 2020-72A, 2.300%, 10/01/35	10/29 at 100.00	AA+	1,141,280
9,075	Total Rhode Island			9,392,613
	South Carolina – 0.6%
	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Building Equity Sooner Series 2012:
3,375	5.000%, 12/01/21	No Opt. Call	AA	3,566,903
4,910	5.000%, 12/01/22	No Opt. Call	AA	5,409,003
620	Kershaw County Public Schools Foundation, South Carolina, Installment Purchase Revenue Bonds, Kershaw County School District, Refunding Series 2015, 5.000%, 12/01/20	No Opt. Call	A1	624,842
1,040	Lexington County Health Services District, Inc, South Carolina, Hospital Revenue Bonds, Refunding Series 2011, 5.000%, 11/01/22	11/21 at 100.00	A1	1,089,982
350	Lexington County Health Services District, Inc, South Carolina, Hospital Revenue Bonds, Refunding Series 2017, 5.000%, 11/01/26	No Opt. Call	A1	432,887
380	McCormick County, South Carolina, Hospital Facilities Revenue Refunding and Improvement Bonds, McCormick Health Care Center Project, Series 2006, 8.000%, 3/01/21 (ETM)	No Opt. Call	N/R (5)	391,993
3,620	Patriots Energy Group Financing Agency, South Carolina, Gas Supply Revenue Bonds, Series 2018A, 4.000%, 10/01/48 (Mandatory Put 2/01/24)	11/23 at 100.30	Aa2	4,003,611
1,130	South Carolina Housing Finance and Development Authority, Mortgage Revenue Bonds, Series 2019B, 2.650%, 7/01/34	1/29 at 100.00	Aaa	1,192,647
2,970	South Carolina Housing Finance and Development Authority, Mortgage Revenue Bonds, Series 2020B, 2.000%, 7/01/35 (WIDD, Settling 10/08/20)	1/30 at 100.00	Aaa	2,981,732
	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, FMU Student Housing LLC - Francis Marion University Project, Series 2014A:
1,020	5.000%, 8/01/22	No Opt. Call	Baa3	1,042,001
1,035	5.000%, 8/01/24	No Opt. Call	Baa3	1,085,663

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	South Carolina (continued)
$ 4,595	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Bon Secours Mercy Health, Inc, Series 2020B, 5.000%, 12/01/48 (Mandatory Put 10/01/25)	No Opt. Call	AA-	$5,489,325
	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding Series 2013A:
1,450	5.250%, 8/01/24 (Pre-refunded 8/01/23)	8/23 at 100.00	N/R (5)	1,655,248
2,850	5.250%, 8/01/25 (Pre-refunded 8/01/23)	8/23 at 100.00	N/R (5)	3,253,418
3,500	5.250%, 8/01/26 (Pre-refunded 8/01/23)	8/23 at 100.00	N/R (5)	3,995,425
2,000	5.000%, 8/01/27 (Pre-refunded 8/01/23)	8/23 at 100.00	N/R (5)	2,269,000
1,765	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2014C, 5.000%, 12/01/21	No Opt. Call	A	1,856,621
1,250	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2016A, 5.000%, 12/01/22	No Opt. Call	A	1,369,325
1,000	Sumter Two School Facilities, Inc, South Carolina, Installment Purchase Revenue Refunding Bonds, Sumter County School District 2 Project, Series 2016, 5.000%, 12/01/20 – BAM Insured	No Opt. Call	AA	1,007,100
38,860	Total South Carolina			42,716,726
	South Dakota – 0.1%
	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2014B:
320	4.000%, 11/01/20	No Opt. Call	A+	320,896
525	4.000%, 11/01/21	No Opt. Call	A+	544,661
650	5.000%, 11/01/24	No Opt. Call	A+	767,390
	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2015:
650	5.000%, 11/01/20	No Opt. Call	A+	652,347
800	5.000%, 11/01/21	No Opt. Call	A+	838,568
1,130	5.000%, 11/01/22	No Opt. Call	A+	1,236,762
4,500	South Dakota Housing Development Authority, Homeownership Mortgage Revenue Bonds, Series 2018A, 3.550%, 11/01/33	5/27 at 100.00	AAA	4,920,525
8,575	Total South Dakota			9,281,149
	Tennessee – 0.9%
	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds, CommonSpirit Health, Series 2019A-1:
1,250	5.000%, 8/01/25	No Opt. Call	BBB+	1,477,075
1,750	5.000%, 8/01/26	No Opt. Call	BBB+	2,115,907
1,500	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Covenant Health, Refunding Series 2012A, 4.000%, 1/01/21	No Opt. Call	A+	1,512,495
	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, East Tennessee Children's Hospital, Series 2019:
2,335	5.000%, 11/15/32	2/29 at 100.00	A	2,910,717
2,810	5.000%, 11/15/33	2/29 at 100.00	A	3,486,648

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tennessee (continued)
	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Belmont University Project, Series 2012:
$ 810	4.000%, 11/01/20	No Opt. Call	A	$811,604
500	4.000%, 11/01/21	No Opt. Call	A	513,235
1,030	5.000%, 11/01/22	11/21 at 100.00	A	1,070,376
	Metropolitan Government of Nashville-Davidson County, Tennessee, Water and Sewerage Revenue Bonds, Refunding Subordinate Lien Series 2012:
2,715	5.000%, 7/01/21	No Opt. Call	AA-	2,812,876
1,890	5.000%, 7/01/22	No Opt. Call	AA-	2,048,836
1,985	Tennessee Housing Development Agency, Residential Finance Program Bonds, Series 2015-1C, 3.850%, 7/01/32	1/25 at 100.00	AA+	2,152,415
5,000	Tennessee Housing Development Agency, Residential Finance Program Bonds, Series 2019-1, 3.400%, 7/01/34	7/28 at 100.00	AA+	5,518,950
4,920	Tennessee Housing Development Agency, Residential Finance Program Bonds, Series 2019-2, 2.800%, 7/01/34	7/28 at 100.00	AA+	5,292,788
750	Tennessee Housing Development Agency, Residential Finance Program Bonds, Series 2020-3A, 2.100%, 7/01/35	7/29 at 100.00	AA+	767,955
8,360	The Tennessee Energy Acquisition Corporation, Gas Project Revenue Bonds, Series 2018, 4.000%, 11/01/49 (Mandatory Put 11/01/25)	8/25 at 100.22	A	9,536,085
21,670	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C, 4.000%, 5/01/48 (Mandatory Put 5/01/23)	2/23 at 100.43	A	23,342,924
59,275	Total Tennessee			65,370,886
	Texas – 6.7%
	Austin Convention Enterprises Inc, Texas, Convention Center Hotel Revenue Bonds, Refunding First Tier Series 2017A:
2,000	5.000%, 1/01/26	No Opt. Call	BBB-	2,065,900
1,290	5.000%, 1/01/27	No Opt. Call	BBB-	1,329,964
1,975	5.000%, 1/01/29	1/27 at 100.00	BBB-	2,018,825
5,000	Austin Independent School District, Travis County, Texas, General Obligation Bonds, School Building Series 2020, 5.000%, 8/01/21	No Opt. Call	Aaa	5,202,050
5,835	Board of Regents of the University of Texas System, Revenue Financing System Bonds, Series 2020C, 5.000%, 8/15/31	No Opt. Call	AAA	8,176,644
	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2016:
1,040	5.000%, 1/01/21	No Opt. Call	A-	1,051,752
1,430	5.000%, 1/01/22	No Opt. Call	A-	1,510,266
2,500	5.000%, 1/01/23	No Opt. Call	A-	2,754,175
3,570	5.000%, 1/01/24	No Opt. Call	A-	4,085,437
4,245	Collin County, Texas, General Obligation Bonds, Limited Tax Permanent Improvement Series 2020, 5.000%, 2/15/21	No Opt. Call	AAA	4,321,495
	Corpus Christi Business and Job Development Corporation, Texas, Sales Tax Revenue Bonds, Arena Project, Refunding Series 2014:
1,000	5.000%, 9/01/21	No Opt. Call	AA	1,035,170
650	5.000%, 9/01/22	No Opt. Call	AA	697,489

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 5,000	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Refunding Senior Lien Series 2019, 5.000%, 12/01/24	No Opt. Call	AA+	$5,965,500
4,000	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Refunding Senior Lien Series 2020B Forward Delivery, 5.000%, 12/01/23	No Opt. Call	AA+	4,601,680
	Dallas, Texas, Waterworks and Sewer System Revenue Bonds, Refunding Series 2020C:
2,000	5.000%, 10/01/21	No Opt. Call	AAA	2,097,660
2,000	5.000%, 10/01/22	No Opt. Call	AAA	2,192,100
2,000	5.000%, 10/01/23	No Opt. Call	AAA	2,286,340
	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding & Improvement Series 2016:
9,690	1.350%, 11/01/20 (AMT), 144A	No Opt. Call	A	9,697,946
30,640	1.600%, 11/01/21 (AMT), 144A	No Opt. Call	A	31,056,091
	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2012B:
2,600	5.000%, 11/01/20	No Opt. Call	A1	2,609,958
5,000	5.000%, 11/01/21	11/20 at 100.00	A1	5,019,800
1,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2014A, 5.250%, 11/01/26 (AMT)	11/23 at 100.00	A+	1,128,890
	El Paso, El Paso County, Texas, Water and Sewer Revenue Bonds, Refunding Series 2019B:
2,525	5.000%, 3/01/23	No Opt. Call	AA+	2,810,123
2,660	5.000%, 3/01/24	No Opt. Call	AA+	3,079,322
3,000	5.000%, 3/01/25	No Opt. Call	AA+	3,599,490
3,945	5.000%, 3/01/26	No Opt. Call	AA+	4,884,226
4,160	5.000%, 3/01/27	No Opt. Call	AA+	5,291,104
1,020	5.000%, 3/01/28	No Opt. Call	AA+	1,327,122
	Fort Worth, Texas, General Obligation Bonds, Refunding Improvment Series 2020:
15,465	3.000%, 3/01/21	No Opt. Call	AA	15,647,332
9,000	4.000%, 3/01/22	No Opt. Call	AA	9,489,240
18,000	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Bond Anticipation Note Series 2014A, 5.000%, 2/01/23	No Opt. Call	A+	19,746,540
5,135	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Health System, Series 2019B-1, 5.000%, 7/01/49 (Mandatory Put 12/01/22)	9/22 at 100.88	A+	5,647,627
3,260	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Health System, Series 2019B-2, 5.000%, 7/01/49 (Mandatory Put 12/01/24)	9/24 at 100.84	A+	3,849,180
3,045	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Series 2014A, 5.000%, 12/01/24	No Opt. Call	A+	3,584,544
17,500	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Texas Childrens Hospital, Series 2019B, 5.000%, 10/01/41 (Mandatory Put 10/01/24)	No Opt. Call	AA	20,570,900
575	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Second Lien Series 2014C, 5.000%, 11/15/20	No Opt. Call	Baa1	576,673

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Senior Lien Series 2014A:
$ 11,635	5.000%, 11/15/22 – AGM Insured	No Opt. Call	AA	$12,507,974
8,630	5.000%, 11/15/23 – AGM Insured	No Opt. Call	AA	9,568,340
5,205	5.000%, 11/15/24 – AGM Insured	No Opt. Call	AA	5,933,596
	Houston, Texas, Airport System Revenue Bonds, Refunding & Subordinate Lien Series 2018C:
4,000	5.000%, 7/01/29 (AMT)	7/28 at 100.00	AA	5,003,320
6,000	5.000%, 7/01/30 (AMT)	7/28 at 100.00	AA	7,432,320
3,000	5.000%, 7/01/31 (AMT)	7/28 at 100.00	AA	3,691,740
6,500	Houston, Texas, Combined Utility System Revenue Bonds, Refunding First Lien Series 2020A Forward Delivery, 5.000%, 11/15/32	11/30 at 100.00	AA	8,853,325
	Love Field Airport Modernization Corporation, Texas, General Airport Revenue Bonds Series 2015:
1,000	5.000%, 11/01/20 (AMT)	No Opt. Call	A1	1,003,610
1,000	5.000%, 11/01/21 (AMT)	No Opt. Call	A1	1,048,210
1,720	5.000%, 11/01/22 (AMT)	No Opt. Call	A1	1,860,060
1,455	5.000%, 11/01/23 (AMT)	No Opt. Call	A1	1,627,767
1,500	5.000%, 11/01/24 (AMT)	No Opt. Call	A1	1,730,130
3,950	Matagorda County Navigation District 1, Texas, Pollution Control Revenue Bonds, Central Power & Light Company Project, Refunding Series 1996, 0.900%, 5/01/30 (Mandatory Put 9/01/23) (AMT)	No Opt. Call	A-	3,937,123
1,025	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013, 4.000%, 12/01/21	No Opt. Call	B1	1,035,189
2,175	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project, Senior Lien Series 2018, 4.625%, 10/01/31, 144A (AMT)	10/21 at 105.00	BB-	2,303,368
	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds, Children's Medical Center Dallas Project, Series 2012:
2,795	5.000%, 8/15/21	No Opt. Call	AA	2,908,477
2,010	5.000%, 8/15/22	No Opt. Call	AA	2,176,910
6,415	5.000%, 8/15/23 (Pre-refunded 8/15/22)	8/22 at 100.00	AA (5)	6,987,988
7,650	North Texas Tollway Authority, Special Projects System Revenue Bonds, Current Interest Series 2011D, 5.000%, 9/01/24 (Pre-refunded 9/01/21)	9/21 at 100.00	N/R (5)	7,989,430
	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2014A:
4,030	5.000%, 1/01/22 (ETM)	No Opt. Call	A+ (5)	4,266,642
4,945	5.000%, 1/01/23	No Opt. Call	A+	5,459,527
7,045	5.000%, 1/01/24	No Opt. Call	A+	8,057,226
	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2017A:
5,000	5.000%, 1/01/23	No Opt. Call	A+	5,520,250
3,260	5.000%, 1/01/24	1/23 at 100.00	A+	3,596,888
3,200	5.000%, 1/01/27	1/26 at 100.00	A+	3,910,304

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
	San Antonio, Texas, General Obligation Bonds, General Improvement Series 2020:
$ 5,570	5.000%, 8/01/28	No Opt. Call	AAA	$7,346,106
4,000	5.000%, 8/01/29	No Opt. Call	AAA	5,377,640
1,000	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, MRC Methodist Retirement Communities Stevenson Oaks Project, Mandatory Paydown Series 2020B-2, 3.000%, 11/15/26	5/22 at 100.00	N/R	1,003,760
3,815	Texas Department of Housing and Community Affairs, Residential Mortgage Revenue Bonds, Premium Series 2019A, 3.500%, 7/01/34	7/28 at 100.00	Aaa	4,252,809
6,750	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/20	No Opt. Call	A3	6,807,780
	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Refunding Series 2020A:
3,000	4.000%, 12/31/30	No Opt. Call	Baa2	3,575,100
4,000	4.000%, 6/30/31	12/30 at 100.00	Baa2	4,722,440
105,000	Texas State, General Obligation Bonds, Tax & Revenue Anticipation Note Series 2020, 4.000%, 8/26/21	No Opt. Call	N/R	108,606,750
	Texas Water Development Board, State Revolving Fund Revenue Bonds, Series 2020:
1,000	3.000%, 8/01/21	No Opt. Call	AAA	1,024,070
1,250	5.000%, 8/01/23	No Opt. Call	AAA	1,420,713
1,500	5.000%, 8/01/25	No Opt. Call	AAA	1,838,220
	Texas Water Development Board, State Water Implementation Revenue Fund Bonds, Master Trust Taxable Series 2018A:
7,030	5.000%, 10/15/23	No Opt. Call	AAA	8,060,457
13,040	5.000%, 10/15/24	No Opt. Call	AAA	15,527,119
445,855	Total Texas			488,981,233
	Utah – 0.3%
2,075	Utah Associated Municipal Power Systems, Revenue Bonds, Horse Butte Wind Project, Series 2012A, 5.000%, 9/01/21	No Opt. Call	AA-	2,163,540
5,000	Utah County, Utah, Hospital Revenue Bonds, IHC Health Services Inc, Series 2020B-1, 5.000%, 5/15/60 (Mandatory Put 8/01/24)	2/24 at 102.15	AA+	5,854,050
	Utah State, General Obligation Bonds, Series 2020B:
5,805	5.000%, 7/01/21	No Opt. Call	AAA	6,016,534
4,000	5.000%, 7/01/23	No Opt. Call	AAA	4,532,840
16,880	Total Utah			18,566,964
	Virginia – 1.6%
10,250	Chesapeake Bay Bridge and Tunnel District, Virginia, General Resolution Revenue Bonds, First Tier Bond Anticipation Notes Series 2019, 5.000%, 11/01/23	No Opt. Call	BBB	11,506,957

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Virginia (continued)
	Fairfax County Economic Development Authority, Virginia, Revenue Bonds, Wiehle Avenue Metrorail Station Parking Project, Refunding Series 2020 Forward Delivery:
$ 2,160	5.000%, 8/01/24	No Opt. Call	AA+	$2,536,855
2,095	5.000%, 8/01/25	No Opt. Call	AA+	2,547,143
2,045	5.000%, 8/01/26	No Opt. Call	AA+	2,560,054
2,850	5.000%, 8/01/27	No Opt. Call	AA+	3,664,672
1,600	5.000%, 8/01/29	No Opt. Call	AA+	2,151,056
11,000	Halifax County Industrial Development Authority, Virginia, Recovery Zone Facility Revenue Bonds, Virginia Electric & Power Compnay Project, Sereis 2010A, 0.450%, 12/01/41 (Mandatory Put 4/01/22)	No Opt. Call	A2	11,001,650
	Loudoun County Economic Development Authority, Virginia, Lease Revenue Bonds, Public Facilities Project, Refunding Series 2020A:
10,700	5.000%, 12/01/22	No Opt. Call	AA+	11,814,405
11,105	5.000%, 12/01/23	No Opt. Call	AA+	12,783,077
5,240	Norfolk Economic Development Authority, Virginia, Hospital Facility Revenue Bonds, Sentara Healthcare Systems, Refunding Series 2018A, 5.000%, 11/01/48 (Mandatory Put 11/01/28)	No Opt. Call	AA	6,740,526
4,980	Virginia Beach Development Authority, Virginia, Public Facilities Revenue Bonds, Refunding Series 2020B, 5.000%, 8/01/23	No Opt. Call	AA+	5,638,904
	Virginia Beach Development Authority, Virginia, Public Facilities Revenue Bonds, Series 2020A:
8,895	5.000%, 4/15/23	No Opt. Call	AA+	9,978,233
8,815	5.000%, 4/15/24	No Opt. Call	AA+	10,295,656
11,260	Virginia Public School Authority, Literary Trust Fund State Appropriation Bonds, School Technology and Security Notes, Series 2020-VIII, 5.000%, 4/15/21	No Opt. Call	AA+	11,553,773
9,360	Wise County Industrial Development Authority, Virginia, Solid Waste and Sewage Disposal Revenue Bonds, Virginia Electric and Power Company, Series 2009A, 0.750%, 10/01/40 (Mandatory Put 9/02/25)	No Opt. Call	A2	9,349,985
4,030	Wise County Industrial Development Authority, Virginia, Solid Waste and Sewage Disposal Revenue Bonds, Virginia Electric and Power Company, Series 2010A, 1.200%, 11/01/40 (Mandatory Put 5/31/24)	No Opt. Call	A2	4,101,855
106,385	Total Virginia			118,224,801
	Washington – 2.3%
10,015	Energy Northwest, Washington, Electric Revenue Bonds, Columbia Generating Station, Refunding Series 2015A, 5.000%, 7/01/23	No Opt. Call	Aa2	11,331,372
5,000	Energy Northwest, Washington, Electric Revenue Bonds, Nuclear Project 1, Refunding Series 2015C, 5.000%, 7/01/25	No Opt. Call	Aa2	6,101,750
10,545	Energy Northwest, Washington, Electric Revenue Bonds, Nuclear Project 1, Refunding Series 2017A, 5.000%, 7/01/27	No Opt. Call	Aa2	13,642,910
	King County Public Hospital District 1, Washington, Limited Tax General Obligation Bonds, Valley Medical Center, Refunding Series 2016:
6,485	5.000%, 12/01/23	No Opt. Call	A2	7,276,559
7,285	5.000%, 12/01/24	No Opt. Call	A2	8,429,401

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Washington (continued)
$ 13,045	King County, Washington, Sewer Revenue Bonds, Refunding Junior Lien Series 2020A, 0.625%, 1/01/32 (Mandatory Put 1/01/24)	7/23 at 100.00	AA	$13,093,006
	Spokane Public Facilities District, Washington, Hotel, Motel, and Sales Use Tax Revenue Bonds, Refunding Series 2013B:
1,525	5.000%, 12/01/20	No Opt. Call	A1	1,533,128
1,630	5.000%, 12/01/21	No Opt. Call	A1	1,691,304
12,105	Spokane, Washington, Water and Wastewater System Revenue Bonds, Green Series 2014, 4.000%, 12/01/32	12/24 at 100.00	AA	13,522,253
2,050	Washington Health Care Facilities Authority, Revenue Bonds, CommonSpirit Health, Series 2019A-2, 5.000%, 8/01/27	No Opt. Call	BBB+	2,529,721
4,020	Washington Health Care Facilities Authority, Revenue Bonds, CommonSpirit Health, Series 2019B-1, 5.000%, 8/01/49 (Mandatory Put 8/01/24)	2/24 at 100.00	BBB+	4,537,495
4,000	Washington Health Care Facilities Authority, Revenue Bonds, CommonSpirit Health, Series 2019B-2, 5.000%, 8/01/49 (Mandatory Put 8/01/25)	2/25 at 100.00	BBB+	4,649,440
8,250	Washington Health Care Facilities Authority, Revenue Bonds, CommonSpirit Health, Series 2019B-3, 5.000%, 8/01/49 (Mandatory Put 8/01/26)	2/26 at 100.00	BBB+	9,837,712
3,000	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.375%, 1/01/31 (Pre-refunded 1/01/21)	1/21 at 100.00	A+ (5)	3,038,430
	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2015:
1,500	5.000%, 1/01/21	No Opt. Call	A+	1,516,575
5,730	5.000%, 1/01/22	No Opt. Call	A+	6,048,645
1,950	5.000%, 1/01/24	No Opt. Call	A+	2,220,699
1,310	5.000%, 1/01/25	No Opt. Call	A+	1,543,311
1,065	Washington Health Care Facilities Authority, Revenue Bonds, PeaceHealth, Refunding Series 2014A, 5.000%, 11/15/21 (ETM)	No Opt. Call	AA- (5)	1,116,951
	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2012B:
10,000	4.000%, 10/01/42 (Mandatory Put 10/01/21)	No Opt. Call	AA-	10,350,800
11,000	5.000%, 10/01/42 (Mandatory Put 10/01/21)	No Opt. Call	AA-	11,495,220
	Washington Health Care Facilities Authority, Revenue Bonds, Providence Saint Joseph Health, Series 2018B:
1,260	5.000%, 10/01/25	No Opt. Call	AA-	1,519,585
1,905	5.000%, 10/01/26	No Opt. Call	AA-	2,351,227
3,010	5.000%, 10/01/27	No Opt. Call	AA-	3,807,018
2,100	5.000%, 10/01/28	No Opt. Call	AA-	2,709,798
20,175	Washington State, General Obligation Bonds, Refunding Various Purpose Series 2013R-13C, 5.000%, 7/01/21	No Opt. Call	Aaa	20,910,177
149,960	Total Washington			166,804,487
	West Virginia – 0.3%
6,025	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company - Amos Project, Refunidng Series 2015A, 2.550%, 3/01/40 (Mandatory Put 4/01/24)	No Opt. Call	A-	6,343,120

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	West Virginia (continued)
$ 5,350	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company - Amos Project, Series 2011A, 1.000%, 1/01/41 (Mandatory Put 9/01/25) (AMT)	No Opt. Call	A-	$5,328,547
4,010	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company - Amos Project, Seriess 2009A, 2.625%, 12/01/42 (Mandatory Put 6/01/22)	No Opt. Call	A-	4,126,009
4,000	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company - Amos Project, Seriess 2009B, 2.625%, 12/01/42 (Mandatory Put 6/01/22)	No Opt. Call	A-	4,115,720
4,095	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Wheeling Power Company - Mitchell Project, Series 2013A, 3.000%, 6/01/37 (Mandatory Put 4/01/22) (AMT)	No Opt. Call	A-	4,225,344
1,075	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Charleston Area Medical Center, Series 2014A, 5.000%, 9/01/24	No Opt. Call	Baa1	1,225,844
24,555	Total West Virginia			25,364,584
	Wisconsin – 1.1%
4,200	Public Finance Authority of Wisconsin, Retirement Facilities First Mortgage Revenue Bonds, Whitestone Masonic and Eastern Star Home of Norht Carolina, Series 2020B-2, 3.000%, 3/01/26, 144A	3/21 at 100.00	N/R	4,200,714
1,000	Public Finance Authority, Wisconsin, Exempt Facilities Revenue Bonds, Celanese Project, Refunding Series 2016A, 5.000%, 1/01/24 (AMT)	No Opt. Call	BBB-	1,104,130
	Public Finance Authority, Wisconsin, Exempt Facilities Revenue Bonds, Celanese Project, Refunding Series 2016C:
2,250	4.050%, 11/01/30	5/26 at 100.00	BBB-	2,431,777
5,000	4.300%, 11/01/30 (AMT)	5/26 at 100.00	BBB-	5,468,700
2,845	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc, Series 2012A, 5.000%, 7/15/27 – AGM Insured (Pre-refunded 7/15/21)	7/21 at 100.00	Aa3 (5)	2,954,049
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc, Refunding 2012C:
1,480	5.000%, 8/15/21 (ETM)	No Opt. Call	N/R (5)	1,541,938
55	5.000%, 8/15/23 (Pre-refunded 8/15/22)	8/22 at 100.00	N/R (5)	59,913
6,285	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Hospital Sisters Services, Inc, Refunding Series 2014A, 5.000%, 11/15/22	No Opt. Call	AA-	6,875,664
6,010	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Marshfield Clinic Health System, Inc, Series 2020B-1, 5.000%, 2/15/52 (Mandatory Put 2/15/25)	8/24 at 100.00	A-	6,908,435
3,150	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, ProHealth Care, Inc Obligated Group, Refunding Series 2015, 3.375%, 8/15/29	8/24 at 100.00	A+	3,385,683
4,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Saint Camillus Health System Inc, TEMPS 50 Series 2019B-3, 2.250%, 11/01/26	11/21 at 100.00	N/R	3,919,480
4,080	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Saint Camillus Health System Inc, TEMPS 70 Series 2019B-2, 2.550%, 11/01/27	11/21 at 100.00	N/R	4,045,973
6,250	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Saint Camillus Health System Inc, TEMPS 85 Series 2019B-1, 2.825%, 11/01/28	11/21 at 100.00	N/R	6,254,875

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
	Wisconsin Housing and Ecconomic Development Authority, Home Ownership Revenue Bonds, Series 2019C:
$ 1,770	2.200%, 3/01/31	9/28 at 100.00	AA	$1,840,340
1,785	2.200%, 9/01/31	9/28 at 100.00	AA	1,850,706
4,930	2.500%, 9/01/34	9/28 at 100.00	AA	5,089,140
	Wisconsin Housing and Economic Development Authority, Housing Revenue Bonds, Series 2019A:
1,700	1.550%, 11/01/38 (Mandatory Put 11/01/21)	11/20 at 100.00	AA	1,701,649
6,000	1.600%, 11/01/48 (Mandatory Put 11/01/22)	11/21 at 100.00	AA	6,072,120
8,585	Wisconsin State, General Obligation Bonds, Series 2020A, 5.000%, 5/01/23	No Opt. Call	Aa1	9,658,039
	WPPI Energy, Wisconsin, Power Supply System Revenue Bonds, Refunding Series 2014A:
670	5.000%, 7/01/25	7/24 at 100.00	A1	776,899
1,035	5.000%, 7/01/26	7/24 at 100.00	A1	1,198,468
725	5.000%, 7/01/27	7/24 at 100.00	A1	838,629
73,805	Total Wisconsin			78,177,321
	Wyoming – 0.3%
20,175	Sweetwater County, Wyoming, Pollution Control Revenue Refunding Bonds, Idaho Power Company Project, Series 2006, 1.700%, 7/15/26	No Opt. Call	A1	20,975,947
2,500	Wyoming Community Development Authority, Housing Revenue Bonds, 2019 Series 3, 2.450%, 12/01/34	12/28 at 100.00	AA+	2,580,775
1,225	Wyoming Community Development Authority, Housing Revenue Bonds, 2020 Series 1, 2.625%, 12/01/35	6/29 at 100.00	AA+	1,277,944
23,900	Total Wyoming			24,834,666
$ 6,345,173	Total Municipal Bonds (cost $6,602,813,943)			6,805,210,727

Shares	Description (1)	Value
	COMMON STOCKS – 0.9%
	Electric Utilities – 0.9%
2,813,414	Energy Harbor Corp (8), (9), (10)	$ 64,708,522
	Total Common Stocks (cost $57,727,850)	64,708,522
	Total Long-Term Investments (cost $6,660,541,793)	6,869,919,249

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
SHORT-TERM INVESTMENTS – 4.4%
MUNICIPAL BONDS – 4.4%
National – 1.0%
$ 5,136	BB&T Municipal Trust Pool Tax Exempt Lease Certificates, Variable Rate Demand Obligations, Class C Series 2018, 0.920%, 11/30/21 (SIFMA reference rate + 0.800% spread), 144A (4), (11)	No Opt. Call	A+	$ 5,135,597

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	National (continued)
$ 57,400	JPMorgan Chase Putters/Drivers Trust Various States, Variable Rate Demand Obligations, Series 5027, 0.340%, 6/01/21 (AMT) (Mandatory Put 9/30/20), 144A	No Opt. Call	F1+	$57,400,000
10,000	JPMorgan Chase Putters/Drivers Trust Various States, Variable Rate Demand Obligations, Series 5028, 0.340%, 6/01/21 (AMT) (Mandatory Put 9/30/20), 144A	No Opt. Call	F1+	10,000,000
72,536	Total National			72,535,597
	Alabama – 0.4%
2,570	Mobile Industrial Development Board, Alabama, Pollution Control Revenue Refunding Bonds, Alabama Power Company Barry Plan, Variable Rate Demand Obligations, Series 2007A, 1.000%, 6/01/34 (Mandatory Put 6/26/25) (11)	No Opt. Call	A1	2,578,481
23,435	Mobile Industrial Development Board, Alabama, Pollution Control Revenue Refunding Bonds, Alabama Power Company Barry Plan, Variable Rate Demand Obligations, Series 2008, 2.900%, 7/15/34 (Mandatory Put 12/12/23) (11)	No Opt. Call	F1	25,016,394
26,005	Total Alabama			27,594,875
	Connecticut – 0.4%
11,000	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Variable Rate Demand Obligations, Series 2016E-3, 0.120%, 11/15/46 (Mandatory Put 10/07/20) (11)	9/20 at 100.00	A-1	11,000,000
20,000	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Variable Rate Demand Obligations, Series 2020C-3, 0.120%, 11/15/50 (Mandatory Put 10/07/20) (11)	No Opt. Call	A-1+	20,000,000
580	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes, Variable Rate Demand Obligations, Refunding Series 20168C, 5.000%, 10/01/20 (11)	No Opt. Call	A+	580,000
31,580	Total Connecticut			31,580,000
	Florida – 0.9%
27,250	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds, Virgin Trains USA Passenger Rail Project, Variable Rate Demand Obligations, Series 2019A, 6.250%, 1/01/49 (AMT) (Mandatory Put 1/01/24), 144A (11)	12/20 at 104.00	N/R	23,868,820
24,750	JEA, Florida, Electric System Revenue Bonds, Variable Rate Demand Obligations, Series Three 2008C-2, 0.150%, 10/01/34 (Mandatory Put 10/07/20) (11)	9/20 at 100.00	F1+	24,750,000
9,845	JEA, Florida, Water and Sewerage System Revenue Bonds, Variable Rate Demand Obligations, Series 2008A-1 & 2008A-2, 0.130%, 10/01/38 (Mandatory Put 10/07/20) (11)	9/20 at 100.00	A-1	9,845,000
3,100	Miami-Dade County Educational Facilities Authority, Florida, Revenue Bonds, University of Miami, Variable Rate Demand Obligations, Tender Option Bond Trust Series 2018-XM0676, 0.420%, 4/01/53 (Mandatory Put 10/07/20), 144A (11)	4/28 at 100.00	VMIG-2	3,100,000
64,945	Total Florida			61,563,820
	Illinois – 0.1%
8,130	Peoria County, Illinois, General Obligation Bonds, Alternate Revenue Source, Variable Rate Demand Obligations, Tender Option Bond Floater 16-XM0274, 0.320%, 12/15/20 (Mandatory Put 10/07/20), 144A (11)	No Opt. Call	A-1	8,130,000
	New Hampshire – 0.0%
1,265	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Elliot Hospital, Variable Rate Demand Obligations, Series 2016, 5.000%, 10/01/20 (11)	No Opt. Call	A-	1,265,000

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New Jersey – 0.1%
$ 3,500	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bond Floater 2018-020, 0.190%, 11/01/39 (AMT) (Mandatory Put 10/07/20), 144A (11)	11/27 at 100.00	A-1	$3,500,000
1,470	New Jersey Turnpike Authority, Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bond Floater Series 2017-ZM0566, 0.260%, 7/01/25 (Mandatory Put 10/07/20), 144A (11)	No Opt. Call	A-1	1,470,000
4,970	Total New Jersey			4,970,000
	New York – 0.1%
8,210	New York City, New York, General Obligation Bonds, Variable Rate Demand Obligations, Fiscal Series 2005E-3, 0.110%, 8/01/34 (11)	No Opt. Call	F1+	8,210,000
	North Carolina – 0.1%
8,940	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 2017-YX1052, 0.150%, 7/01/37 (Mandatory Put 10/07/20), 144A (11)	1/27 at 100.00	VMIG-1	8,940,000
	Ohio – 0.9%
17,000	Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth Corporation, Variable Rate Demand Obligations, Refunding Series 2011D, 0.110%, 11/15/33 (Mandatory Put 10/07/20) (11)	9/20 at 100.00	A-1+	17,000,000
45,000	Ohio State, Capital Facilities Lease-Appropriation Bonds, Adult Correctional Building Fund Projects, Variable Rate Demand Obligations, Series 2019C, 0.080%, 10/01/39 (Mandatory Put 10/07/20) (11)	9/20 at 100.00	A-1+	45,000,000
62,000	Total Ohio			62,000,000
	Tennessee – 0.1%
10,000	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds, Catholic Health Initiatives, Variable Rate Demand Obligations, Series 2004C, 0.270%, 5/01/39 (Mandatory Put 10/07/20) (11)	9/20 at 100.00	A-2	10,000,000
	Texas – 0.2%
2,000	Dallas, Texas, Waterworks and Sewer System Revenue Bonds, Variable Rate Demand Obligations, Refunding Series 2020C, 5.000%, 10/01/20 (11)	No Opt. Call	AAA	2,000,000
11,000	Texas State, General Obligation Veterans Bonds, Variable Rate Demand Obligations, Series 2019, 0.100%, 6/01/50 (Mandatory Put 10/07/20) (11)	10/20 at 100.00	VMIG-1	11,000,000
13,000	Total Texas			13,000,000
	Washington – 0.0%
3,000	Washington State Convention Center Public Facilities District, Lodging Tax Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 2018-ZM0679, 0.420%, 7/01/26 (Mandatory Put 10/07/20), 144A (11)	No Opt. Call	VMIG-1	3,000,000

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Wisconsin – 0.1%
$ 5,165	Public Finance Authority of Wisconsin, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Variable Rate Demand Obligations, Refunding Series 2016A-3, 2.000%, 7/01/29 (AMT) (Mandatory Put 6/01/21) (11)	No Opt. Call	A-2	$ 5,213,190
$ 319,746	Total Short-Term Investments (cost $319,752,827)			318,002,482
	Total Investments (cost $6,980,294,620) – 99.0%			7,187,921,731
	Other Assets Less Liabilities – 1.0%			76,226,004
	Net Assets – 100%			$ 7,264,147,735
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Step-up coupon bond, a bond with a coupon that increases ("steps up"), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(7)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(8)	Common Stock received as part of the bankruptcy settlements for Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35, Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2008A, 2.700%, 4/01/35, Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20, Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009B, 3.100%, 3/01/23, Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23,Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2006B, 0.000%, 1/01/34,Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008B, 3.625%, 10/01/33, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2005B, 4.000%, 1/01/34, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006A, 3.000%, 5/15/20, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006B, 4.000%, 12/01/33, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2008B, 3.625%, 10/01/33, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010A, 3.750%, 7/01/33, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010C, 4.000%, 6/01/33, Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2005A, 3.750%, 12/01/40, Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2006A, 2.550%, 11/01/41.
(9)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(10)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(11)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
PIK	Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.
SIFMA	Securities Industry and Financial Market Association
See accompanying notes to financial statements.

Nuveen Short Term Municipal Bond Fund
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 89.9%
	MUNICIPAL BONDS – 89.9%
	Alabama – 3.6%
$ 1,000	Birmingham Airport Authority, Alabama, Airport Revenue Bonds, Series 2020, 5.000%, 7/01/27 – BAM Insured	No Opt. Call	AA	$1,244,290
6,335	Black Belt Energy Gas District, Alabama, Gas PrePay Revenue Bonds, Project 3 Series 2018A, 4.000%, 12/01/48 (Mandatory Put 12/01/23)	9/23 at 100.31	A	6,930,870
6,500	Black Belt Energy Gas District, Alabama, Gas Supply Revenue Bonds, Series 2016, 4.000%, 7/01/46 (Mandatory Put 6/01/21)	3/21 at 100.59	Aa2	6,632,405
4,000	Black Belt Energy Gas District, Alabama, Gas Supply Revenue Bonds, Series 2017A, 4.000%, 8/01/47 (Mandatory Put 7/01/22)	4/22 at 100.52	Aa2	4,225,680
	Chatom Industrial Development Board, Alabama, Gulf Opportunity Zone Revenue Bonds, PowerSouth Energy Cooperative, Refunding Series 2020:
285	5.000%, 8/01/21 – AGM Insured	No Opt. Call	AA	295,200
385	5.000%, 8/01/22 – AGM Insured	No Opt. Call	AA	414,687
450	5.000%, 8/01/23 – AGM Insured	No Opt. Call	AA	502,898
7,335	Southeast Alabama Gas Supply District, Alabama, Gas Supply Revenue Bonds, Project 2, Fixed Rate Series 2018A, 4.000%, 6/01/49 (Mandatory Put 6/01/24)	3/24 at 100.29	A	8,125,273
26,290	Total Alabama			28,371,303
	Alaska – 0.4%
1,565	Alaska State, International Airport System Revenue Bonds, Refunding Series 2010A, 5.000%, 10/01/23 (AMT)	10/20 at 100.00	A1	1,568,537
1,350	Alaska State, International Airport System Revenue Bonds, Refunding Series 2016C, 5.000%, 10/01/20 (AMT)	No Opt. Call	A1	1,350,000
2,915	Total Alaska			2,918,537
	Arizona – 3.4%
1,320	Chandler Industrial Development Authority, Arizona, Industrial Development Revenue Bonds, Intel Corporation Project, Series 2007, 2.700%, 12/01/37 (Mandatory Put 8/14/23) (AMT)	No Opt. Call	A+	1,391,980
6,880	Chandler Industrial Development Authority, Arizona, Industrial Development Revenue Bonds, Intel Corporation Project, Series 2019, 5.000%, 6/01/49 (Mandatory Put 6/03/24) (AMT)	No Opt. Call	A+	7,942,822
1,820	Coconino County, Arizona, Pollution Control Revenue Bonds, Nevada Power Company Project, Refunding Series 2017A, 1.875%, 9/01/32 (Mandatory Put 3/31/23) (AMT)	No Opt. Call	A+	1,835,561
	Maricopa County Industrial Development Authority, Arizona, Hospital Revenue Bonds, HonorHealth, Series 2019A:
450	5.000%, 9/01/22	No Opt. Call	A2	487,350
500	5.000%, 9/01/23	No Opt. Call	A2	562,615
2,450	Maricopa County Unified School District 4 Mesa, Arizona, General Obligation Bonds, School Improvement, Project of 2018 Series 2020C, 5.000%, 7/01/25	No Opt. Call	Aa2	2,983,389

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Arizona (continued)
$ 1,250	Maricopa County Unified School District 48, Scottsdale, Arizona, General Obligation Bonds, Refunding Series 2020, 5.000%, 7/01/24	No Opt. Call	Aa1	$1,471,300
	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien Series 2019B:
1,500	5.000%, 7/01/24 (AMT)	No Opt. Call	A1	1,720,095
2,750	5.000%, 7/01/26 (AMT)	No Opt. Call	A1	3,320,652
1,000	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Senior Lien Series 2017A, 5.000%, 7/01/21 (AMT)	No Opt. Call	Aa3	1,030,300
1,200	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.250%, 12/01/20	No Opt. Call	A3	1,208,508
2,375	Yavapai County Industrial Development Authority, Arizona, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Series 2002, 2.800%, 6/01/27 (Mandatory Put 6/01/21) (AMT)	No Opt. Call	A-	2,409,723
23,495	Total Arizona			26,364,295
	California – 4.2%
5,605	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanente System, Series 2017C, 5.000%, 8/01/31 (Mandatory Put 11/01/22)	No Opt. Call	AA-	6,155,467
4,000	California Infrastructure and Economic Development Bank, Revenue Bonds, Brightline West Passenger Rail Project, Series 2020A, 0.450%, 1/01/50 (Mandatory Put 7/01/21), 144A (AMT)	No Opt. Call	Aaa	4,000,280
4,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2017A-1, 5.000%, 6/01/21	No Opt. Call	A	4,121,040
2,990	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Bond Anticipation Notes Series 2017, 0.000%, 4/01/22 (ETM)	No Opt. Call	Aa1 (4)	2,977,502
7,465	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Refunding Second Series 2017D, 5.000%, 5/01/23 (AMT)	No Opt. Call	A1	8,285,329
7,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Refunding Second Series 2019H, 5.000%, 5/01/21 (AMT)	No Opt. Call	A1	7,160,790
31,060	Total California			32,700,408
	Colorado – 4.2%
1,400	Adams and Arapahoe Counties Joint School District 28J, Aurora, Colorado, General Obligation Bonds, Series 2017A, 5.000%, 12/01/20	No Opt. Call	Aa2	1,411,186
	Bromley Park Metropolitan District No 2, In the City of Brighton, Adams and Weld Counties, Colorado, Senior General Obligation Limited Tax Refunding Bonds, Series 2018A:
250	5.000%, 12/01/21 – BAM Insured	No Opt. Call	AA	263,340
550	5.000%, 12/01/22 – BAM Insured	No Opt. Call	AA	603,631
1,200	Colorado Health Facilities Authority, Colorado, Health Facilities Revenue Bonds, The Evangelical Lutheran Good Samaritan Society Project, Refunding Series 2017, 5.000%, 6/01/21 (ETM)	No Opt. Call	N/R (4)	1,238,196

Nuveen Short Term Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Boulder Community Health Project, Series 2020:
$ 400	5.000%, 10/01/21	No Opt. Call	A-	$417,800
300	5.000%, 10/01/23	No Opt. Call	A-	338,232
350	5.000%, 10/01/24	No Opt. Call	A-	408,093
200	5.000%, 10/01/25	No Opt. Call	A-	240,116
2,325	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019B-1, 5.000%, 8/01/49 (Mandatory Put 8/01/25)	2/25 at 100.00	BBB+	2,702,487
190	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Valley View Hospital Association, Series 2017A, 5.000%, 5/15/21	No Opt. Call	A-	195,255
	Crystal Valley Metropolitan District 2, Douglas County, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2020A:
140	5.000%, 12/01/23 – AGM Insured	No Opt. Call	AA	159,058
175	5.000%, 12/01/24 – AGM Insured	No Opt. Call	AA	205,298
2,000	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2017A, 5.000%, 11/15/21 (AMT)	No Opt. Call	AA-	2,103,800
1,000	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013A, 5.000%, 11/15/22 (AMT)	No Opt. Call	A+	1,088,650
	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2018A:
5,000	5.000%, 12/01/22 (AMT)	No Opt. Call	A+	5,452,350
2,000	5.000%, 12/01/25 (AMT)	No Opt. Call	A+	2,397,200
1,000	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Refunding Senior Lien Series 2016, 4.000%, 12/01/21	No Opt. Call	Baa2	1,018,790
1,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2020A, 5.000%, 9/01/27	No Opt. Call	A	1,280,820
750	El Paso County School District 2, Harrison, Colorado, General Obligation Bonds, Series 2019, 5.000%, 12/01/20	No Opt. Call	AA	755,992
2,000	Grand River Hospital District, Garfield and Mesa Counties, Colorado, General Obligation Bonds, Series 2018, 5.000%, 12/01/21 – AGM Insured	No Opt. Call	AA	2,103,820
4,400	Moffat County, Colorado, Pollution Control Revenue Bonds, Tri-State Generation and Transmission Association, Inc Project, Refunding Series 2009, 2.000%, 3/01/36 (Mandatory Put 10/03/22)	No Opt. Call	A-	4,492,312
225	Northglenn Urban Renewal Authority, Northglenn, Colorado, Tax Increment Revenue Bonds, Urban Renewal Plan 2, Series 2019, 4.000%, 12/01/21	No Opt. Call	BBB-	232,709
2,040	Pueblo Urban Renewal Authority, Colorado, State Sales Tax Increment Revenue Bonds, Regional Tourism Project, Series 2017, 3.000%, 6/01/21	No Opt. Call	N/R	2,038,082
	Vauxmont Metropolitan District, Arvada, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Convertible to Unlimited Tax Refunding Subordinate Series 2019:
100	5.000%, 12/15/21 – AGM Insured	No Opt. Call	AA	105,042
105	5.000%, 12/15/22 – AGM Insured	No Opt. Call	AA	114,621
260	5.000%, 12/15/24 – AGM Insured	No Opt. Call	AA	304,000

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 1,530	Weld County School District RE1, Colorado, General Obligation Bonds, Series 2017, 5.000%, 12/15/20	No Opt. Call	AA	$ 1,545,132
30,890	Total Colorado			33,216,012
	Connecticut – 0.3%
465	Connecticut Health and Educational Facilities Authoroity, Revneue Bonds, Connecticut State University System, Series 2011J, 5.000%, 11/01/25	11/21 at 100.00	A1	487,929
1,200	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes, Series 2020A, 5.000%, 5/01/26	No Opt. Call	A+	1,486,008
1,665	Total Connecticut			1,973,937
	District of Columbia – 1.2%
5,345	Metropolitan Washington DC Airports Authority, Airport System Revenue Bonds, Refunding Bonds, Series 2011C, 5.000%, 10/01/26 (AMT)	10/21 at 100.00	Aa3	5,563,183
1,205	Metropolitan Washington DC Airports Authority, Airport System Revenue Bonds, Refunding Series 2017, 5.000%, 10/01/21 (AMT)	No Opt. Call	Aa3	1,260,237
2,175	Washington Convention and Sports Authority, Washington DC, Dedicated Tax Revenue Bonds, Refunding Senior Lien Series 2018A, 5.000%, 10/01/22	No Opt. Call	AA+	2,274,659
8,725	Total District of Columbia			9,098,079
	Florida – 4.0%
1,450	Broward County, Florida, Airport System Revenue Bonds, Refunding Series 2012P-1, 5.000%, 10/01/22 (AMT)	No Opt. Call	A1	1,572,235
1,000	Broward County, Florida, Airport System Revenue Bonds, Series 2015A, 5.000%, 10/01/23 (AMT)	No Opt. Call	A1	1,124,580
415	Broward County, Florida, Airport System Revenue Bonds, Series 2017, 5.000%, 10/01/21 (AMT)	No Opt. Call	A1	433,683
1,300	Broward County, Florida, Airport System Revenue Bonds, Series 2019A, 5.000%, 10/01/24 (AMT)	No Opt. Call	A1	1,510,197
750	Broward County, Florida, Port Facilities Revenue Bonds, Series 2019B, 5.000%, 9/01/23 (AMT)	No Opt. Call	A1	836,993
15,000	Florida State Board of Education, Public Education Capital Outlay Bonds, Refunding Series 2019A, 5.000%, 6/01/22	No Opt. Call	AAA	16,205,850
1,500	Greater Orlando Aviation Authority, Florida, Orlando Airport Facilities Revenue Bonds, Refunding Priority Subordinated Series 2016, 5.000%, 10/01/21 (AMT)	No Opt. Call	A+	1,565,985
1,285	Greater Orlando Aviation Authority, Florida, Orlando Airport Facilities Revenue Bonds, Refunding Series 2015A, 5.000%, 10/01/21 (AMT)	No Opt. Call	AA-	1,341,527
1,750	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International Airport, Series 2018E, 5.000%, 10/01/22 (AMT)	No Opt. Call	AA-	1,897,892
1,035	Miami Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Miami Jewish Health System Inc Project, Series 2017, 5.000%, 7/01/22	No Opt. Call	BB+	1,024,029
1,000	South Broward Hospital District, Florida, Hospital Revenue Bonds, Refunding Series 2015, 5.000%, 5/01/21	No Opt. Call	AA	1,025,750
860	South Miami Health Facilities Authority, Florida, Hospital Revenue Bonds, Baptist Health Systems of South Florida Obligated Group, Series 2017, 5.000%, 8/15/21	No Opt. Call	AA-	893,377

Nuveen Short Term Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Tampa, Florida, Revenue Bonds, H Lee Moffitt Cancer Center and Research Institute, Series 2020B:
$ 200	5.000%, 7/01/22	No Opt. Call	A2	$214,798
340	5.000%, 7/01/25	No Opt. Call	A2	403,427
225	5.000%, 7/01/26	No Opt. Call	A2	273,220
700	Tuscaloosa County Industrial Development Authority, Alabama, Gulf Opportunity Zone Bonds, Hunt Refining Project, Refunding Series 2019A, 4.500%, 5/01/32, 144A	5/29 at 100.00	N/R	754,173
28,810	Total Florida			31,077,716
	Georgia – 1.6%
1,000	Atlanta, Georgia, Airport General Revenue Bonds, Refunding Series 2020B, 5.000%, 7/01/24 (AMT) (WI/DD, Settling 10/08/20)	No Opt. Call	Aa3	1,159,250
1,500	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project, Series 2016D, 5.000%, 1/01/21	No Opt. Call	A2	1,515,435
	Liberty County Industrial Authority, Georgia, Revenue Bonds, Series 2014:
338	5.500%, 7/15/23 (Pre-refunded 7/15/21)	7/21 at 100.00	N/R (4)	349,294
1,035	5.500%, 7/15/30 (Pre-refunded 7/15/21)	7/21 at 100.00	N/R (4)	1,077,891
1,136	5.500%, 1/15/36 (Pre-refunded 7/15/21)	7/21 at 100.00	N/R (4)	1,183,336
1,000	Main Street Natural Gas Inc, Georgia, Gas Supply Revenue Bonds, Series 2019A, 5.000%, 5/15/21	No Opt. Call	A3	1,026,080
3,055	Main Street Natural Gas Inc, Georgia, Gas Supply Revenue Bonds, Series 2019B, 4.000%, 8/01/49 (Mandatory Put 12/02/24)	9/24 at 100.43	Aa1	3,466,967
2,470	Main Street Natural Gas Inc, Georgia, Gas Supply Revenue Bonds, Variable Rate Demand Bonds Series 2018A, 4.000%, 9/01/22	No Opt. Call	Aa2	2,638,849
11,534	Total Georgia			12,417,102
	Idaho – 0.2%
1,710	Idaho Health Facilities Authority, Revenue Bonds, Madison Memorial Hospital Project, Refunding Series 2016, 5.000%, 9/01/22	No Opt. Call	BB+	1,822,809
	Illinois – 6.5%
400	Board of Regents of Illinois State University, Auxiliary Facilities System Revenue Bonds, Series 2018A, 5.000%, 4/01/22 – AGM Insured	No Opt. Call	AA	423,964
3,000	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017E, 5.000%, 12/01/21	No Opt. Call	BB	3,105,750
425	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2019A, 0.000%, 12/01/25	No Opt. Call	BB	366,852
660	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1, 0.000%, 12/01/20 – FGIC Insured	No Opt. Call	Baa2	658,013
4,795	Chicago, Illinois, General Airport Revenue Bonds, O'Hare International Airport, Refunding Senior Lien Series 2012A, 5.000%, 1/01/24 (AMT)	1/22 at 100.00	A	5,050,382
1,200	Cook County, Illinois, General Obligation Bonds, Refunding Series 2018, 5.000%, 11/15/21	No Opt. Call	A+	1,257,708
1,145	Downers Grove, Illinois, General Obligation Bonds, Series 2012, 3.000%, 1/01/21	No Opt. Call	AAA	1,152,717
1,250	Granite City, Illinois, Waste Disposal Revenue Bonds, Waste Management Inc Project, Series 2002, 2.450%, 5/01/27 (Mandatory Put 5/03/21) (AMT)	No Opt. Call	A-	1,263,575

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 100	Illinois Finance Authority, Charter School Revenue Bonds, Intrinsic Charter Schools Belmont School Project, Series 2015A, 4.500%, 12/01/20, 144A	No Opt. Call	N/R	$100,222
	Illinois Finance Authority, Health Services Facility Lease Revenue Bonds, Provident Group - UIC Surgery Center, LLC - University of Illinois Health Services Facility Project, Series 2020:
400	5.000%, 10/01/23	No Opt. Call	BBB+	446,800
400	5.000%, 10/01/24	No Opt. Call	BBB+	460,420
400	5.000%, 10/01/25	No Opt. Call	BBB+	473,136
380	Illinois Finance Authority, Revenue Bonds, Memorial Health System, Series 2014A, 3.500%, 7/01/21	No Opt. Call	AA-	388,432
	Illinois Finance Authority, Revenue Bonds, Northshore University HealthSystem, Series 2020A:
1,000	5.000%, 8/15/22	No Opt. Call	AA-	1,080,110
1,000	5.000%, 8/15/23	No Opt. Call	AA-	1,130,710
1,000	5.000%, 8/15/24	No Opt. Call	AA-	1,173,600
1,095	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2015A, 5.000%, 11/15/20	No Opt. Call	A	1,100,387
4,350	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2020B-1, 5.000%, 5/15/50 (Mandatory Put 11/15/24) (WI/DD, Settling 10/01/20)	5/24 at 100.00	A	5,010,113
1,000	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2020B-2, 5.000%, 5/15/50 (Mandatory Put 11/15/26) (WI/DD, Settling 10/01/20)	5/26 at 100.00	A	1,216,190
250	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2015A, 5.000%, 11/15/22	No Opt. Call	AA-	273,495
575	Illinois Finance Authority, Water Facilities Revenue Bonds, American Water Capital Corporation Project, Refunding Series 2020, 0.700%, 5/01/40 (Mandatory Put 9/01/23)	No Opt. Call	A	574,603
5,375	Illinois State, General Obligation Bonds, February Series 2014, 5.000%, 2/01/21	No Opt. Call	BBB-	5,426,063
2,000	Illinois State, General Obligation Bonds, May Series 2020, 5.500%, 5/01/24	No Opt. Call	BBB-	2,169,120
3,100	Illinois State, General Obligation Bonds, November Series 2017D, 5.000%, 11/01/23	No Opt. Call	BBB-	3,270,779
1,250	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien Series 2018A, 5.000%, 1/01/22	No Opt. Call	AA-	1,320,650
5,225	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien Series 2019C, 5.000%, 1/01/25	No Opt. Call	AA-	6,165,186
	Macon County School District 61 Decatur, Illinois, General Obligation Bonds, Alternate Revenue Source Refunding School Series 2020C:
400	4.000%, 1/01/23 – AGM Insured (WI/DD, Settling 10/07/20)	No Opt. Call	AA	428,760
355	4.000%, 1/01/26 – AGM Insured (WI/DD, Settling 10/07/20)	No Opt. Call	AA	407,391
125	Madison, Macoupin, Jersey, Calhoun, Morgan, Scott, and Greene Counties Community College District 536, Illinois, General Obligation Bonds, Lewis & Clark Community College, Refunding Series 2020, 4.000%, 5/01/22 – AGM Insured	No Opt. Call	AA	132,021
2,750	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2017, 5.000%, 6/01/22	No Opt. Call	A	2,950,613

Nuveen Short Term Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Southwestern Illinois Development Authority, Local Government Program Revenue Bonds, Southwestern Illinois Flood District Council Project, Series 2020:
$ 500	4.000%, 4/15/23	No Opt. Call	AA-	$544,645
450	5.000%, 4/15/24	No Opt. Call	AA-	520,065
1,000	Will County Community High School District 210 Lincoln-Way, Illinois, General Obligation Bonds, Refunding Series 2020, 4.000%, 1/01/22 – AGM Insured	No Opt. Call	AA	1,028,080
47,355	Total Illinois			51,070,552
	Indiana – 0.8%
1,500	Franklin, Indiana, Economic Development Revenue Bonds, Otterbein Homes Obligated Group, Series 2019B, 5.000%, 7/01/24	No Opt. Call	A	1,708,215
1,000	Indiana Finance Authority, Economic Development Revenue Bonds, Republic Service, Inc Project, Series 2012, 0.280%, 12/01/37 (Mandatory Put 12/01/20) (AMT)	No Opt. Call	BBB+	1,000,000
2,810	Rockport, Indiana, Pollution Control Revenue Refunding Bonds, Indiana Michigan Power Company Project, Series 2008D, 2.050%, 4/01/25 (Mandatory Put 6/01/21)	No Opt. Call	A-	2,831,665
700	Warrick County, Indiana, Environmental Improvement Revenue Bonds, Southern Indiana Gas and Electric Company, Series 2015, 0.875%, 9/01/55 (Mandatory Put 9/01/23) (AMT)	No Opt. Call	A1	701,022
6,010	Total Indiana			6,240,902
	Iowa – 0.4%
1,225	Des Moines, Iowa, Stormwater Management Utility Revenue Bonds, Capital Loan Notes Series 2018C, 5.000%, 6/01/21	No Opt. Call	AA+	1,264,237
1,000	Iowa Finance Authority, Healthcare Revenue Bonds, Genesis Health System, Series 2013A, 5.000%, 7/01/25	7/23 at 100.00	A1	1,116,230
420	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Refunding Series 2019, 3.125%, 12/01/22	12/20 at 103.00	BB-	425,930
125	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2016, 5.875%, 12/01/27, 144A	10/20 at 104.00	BB-	130,130
145	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2018B, 5.250%, 12/01/50 (Mandatory Put 12/01/37)	12/22 at 105.00	BB-	153,316
2,915	Total Iowa			3,089,843
	Kansas – 0.1%
	Kansas Municipal Energy Agency, Power Project Revenue Bonds, Dogwood Project, Series 2018A:
500	5.000%, 4/01/22 – BAM Insured	No Opt. Call	AA	535,080
500	5.000%, 4/01/23 – BAM Insured	No Opt. Call	AA	558,240
1,000	Total Kansas			1,093,320
	Kentucky – 1.6%
3,785	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018B, 4.000%, 1/01/49 (Mandatory Put 1/01/25)	10/24 at 100.24	A1	4,243,515
4,000	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018C-1, 4.000%, 12/01/49 (Mandatory Put 6/01/25)	3/25 at 100.19	A	4,529,240

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Kentucky (continued)
$ 3,310	Trimble County, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2002A, 2.300%, 9/01/26 (Mandatory Put 9/01/21)	No Opt. Call	A1	$ 3,357,862
11,095	Total Kentucky			12,130,617
	Louisiana – 0.6%
2,465	Saint John the Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation Project, Refunding Series 2017A-1, 2.000%, 6/01/37 (Mandatory Put 4/01/23)	No Opt. Call	BBB-	2,474,589
2,500	Saint John the Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation Project, Refunding Series 2017B-1, 2.125%, 6/01/37 (Mandatory Put 7/01/24)	No Opt. Call	BBB-	2,518,425
4,965	Total Louisiana			4,993,014
	Maryland – 0.8%
1,040	Maryland Health and HIgher Educational Facilities Authority, University of Maryland Medical Systems Revenue Bonds, Series 2020B-1, 5.000%, 7/01/45 (Mandatory Put 7/01/25)	1/25 at 100.00	A	1,224,267
4,000	Maryland Health and HIgher Educational Facilities Authority, University of Maryland Medical Systems Revenue Bonds, Series 2020B-2, 5.000%, 7/01/45 (Mandatory Put 7/01/27)	1/27 at 100.00	A	4,967,720
5,040	Total Maryland			6,191,987
	Massachusetts – 0.7%
715	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health Care, Series 2016I, 5.000%, 7/01/21	No Opt. Call	A-	735,842
	Massachusetts Development Finance Agency, Revenue Bonds, Wellforce Issue, Series 2020C:
725	5.000%, 10/01/25 – AGM Insured	No Opt. Call	AA	868,456
350	5.000%, 10/01/26 – AGM Insured	No Opt. Call	AA	429,695
1,000	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Issue K, Series 2017A, 4.000%, 7/01/21 (AMT)	No Opt. Call	AA	1,022,190
1,000	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Refunding Series 2019B, 5.000%, 7/01/23 (AMT)	No Opt. Call	AA	1,101,230
1,100	The Commonwealth of Massachusetts General Obligation Bonds Consolidated Loan of 2014, Series D (Multi-Modal Bonds) Subseries D-2, 1.700%, 8/01/43 (Mandatory Put 8/01/22)	No Opt. Call	Aa1	1,127,280
4,890	Total Massachusetts			5,284,693
	Michigan – 1.4%
1,705	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2017A-MI, 5.000%, 12/01/22	No Opt. Call	AA-	1,872,431
1,715	Michigan Finance Authority, Revenue Bonds, Ascension Senior Credit Group, Refunding Series 2016E-1, 4.000%, 11/15/44 (Mandatory Put 8/15/24)	No Opt. Call	AA+	1,947,743
1,180	Michigan Finance Authority, State Aid Revenue Notes, Series 2020A-1, 4.000%, 8/20/21	No Opt. Call	N/R	1,219,565
1,440	Michigan State Hospital Finance Authority, Revenue Bonds, McLaren Health Care Corporation, Refunding Series 2012A, 5.000%, 6/01/24	6/22 at 100.00	AA-	1,542,355
1,000	Michigan State, Grant Anticipation Bonds, Refunding Federal Highway Series 2016, 5.000%, 3/15/21	No Opt. Call	AA	1,020,460
2,000	Michigan State, Trunk Line Fund Bonds, Refunding Series 2020A, 5.000%, 11/15/21	No Opt. Call	AA+	2,109,380

Nuveen Short Term Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$ 1,000	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital Obligated Group, Refunding Series 2014D, 5.000%, 9/01/23	No Opt. Call	A+	$ 1,128,330
10,040	Total Michigan			10,840,264
	Minnesota – 8.0%
240	Baytown Township, Minnesota Charter School Lease Revenue Bonds, Saint Croix Preparatory Academy, Refunding Series 2016A, 3.000%, 8/01/22	No Opt. Call	BB+	243,466
380	Brainerd, Minnesota, Electric Utility Revenue Bonds, Series 2014A, 3.000%, 12/01/20 – AGM Insured	No Opt. Call	AA	381,721
	Chatfield, Minnesota, Healthcare and Housing Facilities Revenue Bonds, Chosen Valley Care Center Project, Refunding Series 2019:
150	3.000%, 9/01/21	No Opt. Call	N/R	148,334
210	4.000%, 9/01/23	No Opt. Call	N/R	208,400
1,415	City of Red Wing, Minnesota, General Obligation Bonds, Series 2018A, 5.000%, 2/01/23	No Opt. Call	Aa2	1,570,749
395	Dakota County Community Development Agency, Minnesota, Senior Housing Revenue Bonds, Walker Highview Hills LLC Project, Refunding Series 2016A, 2.500%, 8/01/21, 144A	No Opt. Call	N/R	395,450
440	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Eagle Ridge Academy Project, Series 2016A, 4.000%, 7/01/21	No Opt. Call	BB+	446,186
	Duluth Independent School District 709, Minnesota, Certificates of Participation, Refunding Full Term Series 2019B:
645	5.000%, 2/01/22	No Opt. Call	Aa2	681,662
755	5.000%, 2/01/23	No Opt. Call	Aa2	829,549
	Duluth Independent School District 709, Minnesota, Certificates of Participation, Refunding Full Term Series 2019C:
255	5.000%, 2/01/21	No Opt. Call	Aa2	258,611
280	5.000%, 2/01/23	No Opt. Call	Aa2	307,647
2,115	Elk River Independent School District 728, Minnesota, General Obligation Bonds, Refunding School Building Series 2016A, 5.000%, 2/01/23	No Opt. Call	Aa2	2,350,421
1,130	Forest Lake, Minnesota, Charter School Lease Revenue Bonds, Lakes International Language Academy, Series 2019A, 4.375%, 8/01/29	8/27 at 102.00	BB+	1,251,136
995	Ham Lake, Minnesota Charter School Lease Revenue Bonds, Parnassus Preparatory School Project, Series 2016A, 3.000%, 11/01/21	No Opt. Call	BB	998,224
1,550	Minneapolis Special School District 1, Hennepin County, Minnesota, General Obligation Bonds, School Building Series 2017A, 5.000%, 2/01/23	No Opt. Call	AAA	1,722,530
310	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Twin Cities International Schools Project, Series 2017A, 3.750%, 12/01/22, 144A	No Opt. Call	N/R	314,371
500	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Yinghua Academy Project, Series 2013A, 6.000%, 7/01/33	7/23 at 100.00	BB+	539,660
650	Minneapolis-St Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Subordinate Lien Series 2014A, 5.000%, 1/01/22	No Opt. Call	A+	686,738
1,000	Minneapolis-St Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Subordinate Lien Series 2014B, 5.000%, 1/01/25 (AMT)	1/24 at 100.00	A+	1,123,680
200	Minneapolis-St Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Senior Lien Series 2016C, 4.000%, 1/01/21	No Opt. Call	AA-	201,802

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Minnesota (continued)
$ 2,000	Minnesota Housing Finance Agency, Rental Housing Revenue Bonds, Series 2019E, 1.400%, 8/01/21	2/21 at 100.00	AAA	$2,007,060
745	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2017A, 1.700%, 1/01/21 (AMT)	No Opt. Call	AA+	746,892
	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2020A:
660	1.150%, 7/01/21 (AMT)	No Opt. Call	AA+	662,699
285	1.450%, 7/01/24 (AMT)	No Opt. Call	AA+	292,248
325	Minnesota Office of Higher Education, Supplemental Student Loan Program Revenue Bonds, 2020 Senior Series, 5.000%, 11/01/24 (AMT)	No Opt. Call	AA	374,160
	Minnesota Office of Higher Education, Supplemental Student Loan Program Revenue Bonds, Senior Series 2018:
500	5.000%, 11/01/22 (AMT)	No Opt. Call	AA	539,530
400	5.000%, 11/01/23 (AMT)	No Opt. Call	AA	446,848
4,695	Minnesota State, General Obligation Bonds, Refunding Various Purpose Series 2016D, 5.000%, 8/01/22	No Opt. Call	AAA	5,112,010
2,210	Minnesota State, General Obligation Bonds, Various Purpose Series 2013A, 5.000%, 8/01/21	No Opt. Call	AAA	2,299,306
100	Morris, Minnesota, Health Care Facilities Revenue Bonds, Farmington Health Services Project, Refunding Series 2019, 2.700%, 8/01/21	No Opt. Call	N/R	98,897
720	North Oaks, Minnesota, Senior Housing Revenue Bonds, Waverly Gardens Project, Refunding Series 2016, 4.000%, 10/01/23	No Opt. Call	N/R	747,619
5,100	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Series 2017, 5.000%, 1/01/21	No Opt. Call	A-	5,159,823
9,480	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Mayo Clinic, Series 2011, 4.500%, 11/15/38 (Mandatory Put 11/15/21)	No Opt. Call	N/R	9,911,435
2,500	Rosemount Independent School District 196, Dakota County, Minnesota, General Obligation Bonds, School Building Series 2016A, 5.000%, 2/01/23	No Opt. Call	AAA	2,775,175
295	Saint Cloud, Minnesota, Charter School Lease Revenue Bonds, Stride Academy Project, Series 2016A, 3.000%, 4/01/21 (5)	No Opt. Call	N/R	200,600
2,395	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System, Refunding Series 2014B, 5.000%, 5/01/23	No Opt. Call	AA-	2,661,444
45	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Community of Peace Academy Project, Refunding Series 2015A, 2.750%, 12/01/20	No Opt. Call	BBB-	45,135
	Saint Paul Park, Minnesota, Senior Housing and Health Care Revenue Bonds, Presbyterian Homes Bloomington Project, Refunding Series 2017:
500	3.000%, 9/01/21	No Opt. Call	N/R	502,375
500	3.000%, 9/01/22	No Opt. Call	N/R	504,265
215	Sartell, Minnesota, Health Care Facilities Revenue Bonds, Country Manor Campus LLC Project, Refunding Series 2017, 3.000%, 9/01/22	No Opt. Call	N/R	211,033
3,515	Sauk Rapids Independent School District 047, Benton County, Minnesota, General Obligation Bonds, Refunding School Building Series 2015A, 5.000%, 2/01/23	No Opt. Call	AAA	3,908,012
55	Savage, Minnesota Charter School Lease Revenue Bonds, Aspen Academy Project, Series 2016A, 3.625%, 10/01/21	No Opt. Call	N/R	55,083

Nuveen Short Term Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Minnesota (continued)
$ 6,790	South Washington County Independent School District 833, Minnesota, General Obligation Bonds, Refunding School Building Series 2018B, 5.000%, 2/01/22	No Opt. Call	Aa2	$7,225,646
	Wayzata, Minnesota Senior Housing Revenue Bonds, Folkestone Senior Living Community, Refunding Series 2019:
350	3.000%, 8/01/22	No Opt. Call	N/R	348,817
300	3.000%, 8/01/23	No Opt. Call	N/R	297,579
400	3.000%, 8/01/24	No Opt. Call	N/R	395,848
400	3.000%, 8/01/25	8/24 at 102.00	N/R	393,968
59,095	Total Minnesota			62,583,844
	Mississippi – 0.1%
1,000	Warren County, Mississippi, Environmental Improvement Revenue Bonds, International Paper Company Project, Refunding Series 2020B, 1.600%, 8/01/27 (Mandatory Put 6/16/25) (AMT)	No Opt. Call	BBB	1,030,770
	Missouri – 3.6%
885	Arnold Retail Corridor Transportation Development District, Missouri, Sales Tax Revenue Bonds, Refunding Series 2019, 3.000%, 11/01/28	11/24 at 100.00	N/R	852,866
100	Belton School District 124, Cass County, Missouri, Certificates of Participation, Missouri School Boards Association, Series 2019, 4.000%, 1/15/22 – AGM Insured (ETM)	No Opt. Call	AA (4)	104,812
1,230	Branson Reorganized School District R-4, Taney County, Missouri, General Obligation Bonds, Direct Deposit Program Refunding Series 2020, 4.000%, 3/01/22	No Opt. Call	AA+	1,292,361
1,375	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Saint Francis Medical Center, Series 2013A, 5.000%, 6/01/23	6/22 at 100.00	AA	1,476,255
400	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeasthealth, Series 2017A, 5.000%, 3/01/21	No Opt. Call	BBB-	405,012
300	Chesterfield Valley Transportation Development District, Missouri, Transportation Sales Tax Revenue Bonds, Series 2015, 3.250%, 5/15/28	5/23 at 100.00	A-	314,502
1,000	Clay County Reorganized School District R-1, Kearney, Missouri, General Obligation Bonds, School Building Series 2017, 5.000%, 3/01/22	No Opt. Call	AA+	1,068,920
145	Hanley/Eager Road Transportation Development District, Missouri, Revenue Bonds, Refunding Series 2016A, 2.375%, 3/01/21	No Opt. Call	N/R	144,875
650	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman Health System, Series 2015, 5.000%, 2/15/24	No Opt. Call	A	741,078
	Kansas City, Missouri, General Obligation Bonds, Series 2020A:
410	5.000%, 2/01/23	No Opt. Call	AA	454,825
435	5.000%, 2/01/24	No Opt. Call	AA	502,299
1,250	Kansas City, Missouri, Water Revenue Bonds, Refunding Series 2019A, 5.000%, 12/01/22	No Opt. Call	AA+	1,380,475
1,000	Meramec Valley School District R-3, Franklin and St Louis Counties, Missouri, General Obligation Bonds, Series 2020, 4.000%, 3/01/23	No Opt. Call	AA+	1,089,140
1,000	Missouri Environmental Improvement and Energy Resources Authority, Revenue Bonds, Union Electric Company Project, Series 1998B, 2.900%, 9/01/33	7/27 at 102.00	A	1,092,250

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Missouri (continued)
	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Southeast Missouri State University, Refunding Series 2019:
$ 200	5.000%, 10/01/23	No Opt. Call	A	$221,086
505	5.000%, 10/01/24	No Opt. Call	A	574,483
250	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, SSM Health Care, Variable Rate Series 2018C, 5.000%, 6/01/36 (Mandatory Put 6/01/23)	12/22 at 100.00	AA-	272,110
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Wright Memorial Hospital, Series 2019:
465	5.000%, 9/01/21	No Opt. Call	BBB-	479,754
275	5.000%, 9/01/22	No Opt. Call	BBB-	293,197
285	5.000%, 9/01/23	No Opt. Call	BBB-	313,298
	Missouri State University, Auxiliary Enterprise System Revenue Bonds, Series 2019A:
135	5.000%, 10/01/22	No Opt. Call	A+	145,623
230	5.000%, 10/01/23	No Opt. Call	A+	256,836
225	5.000%, 10/01/24	No Opt. Call	A+	259,272
310	Orchard Farm R-V School District, Saint Charles County, Missouri, Certificates of Participation, Series 2020, 3.000%, 4/01/21 (WI/DD, Settling 10/15/20)	No Opt. Call	A+	313,695
300	Plaza at Noah's Ark Community Improvement District, Saint Charles, Missouri, Tax Increment and Improvement District Revenue Bonds, Series 2015, 3.250%, 5/01/21	No Opt. Call	N/R	302,445
1,000	Saint Charles County Public Water Supply District 2, Missouri, Certificates of Participation, Refudning Series 2016B, 5.000%, 12/01/21	No Opt. Call	AA+	1,055,290
	Saint Louis County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Ranken-Jordan Project, Refunding & Improvement Series 2016:
640	4.000%, 11/15/20	No Opt. Call	N/R	640,710
725	5.000%, 11/15/24	No Opt. Call	N/R	773,234
630	5.000%, 11/15/26	11/25 at 100.00	N/R	677,893
5,055	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St Louis International Airport, Refunding Series 2017A, 5.000%, 7/01/22 – AGM Insured	No Opt. Call	AA	5,438,220
2,000	Springfield, Missouri, Public Utility Revenue Bonds, Refunding Series 2015, 3.250%, 8/01/27	8/25 at 100.00	AA+	2,236,160
1,745	Springfield, Missouri, Special Obligation Bonds, Refunding Series 2017B, 5.000%, 7/01/21 (AMT)	No Opt. Call	Aa2	1,801,207
325	St Charles, Missouri, Certificates of Participation, Refunding Series 2020B, 4.000%, 2/01/24	No Opt. Call	Aa3	362,001
	Webster County Reorganized School District R-I Marshfield, Missouri, General Obligation Bonds, Refunding Series 2019B:
450	3.000%, 3/01/21	No Opt. Call	AA+	455,265
450	3.000%, 3/01/22	No Opt. Call	AA+	468,302
26,380	Total Missouri			28,259,751
	Montana – 0.3%
2,085	Montana State Board of Investments, Municipal Finance Consolidation Act Bonds, INTERCAP Revolving Program, Annual Adjustable Rate Tender Option, Series 2013, 1.000%, 3/01/38 (Mandatory Put 3/01/21)	3/21 at 100.00	Aa2	2,089,045

Nuveen Short Term Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Montana (continued)
$ 500	Montana State, General Obligation Bonds, Series 2020C, 2.000%, 8/01/23	No Opt. Call	Aa1	$ 525,945
2,585	Total Montana			2,614,990
	Nebraska – 1.0%
690	Central Plains Energy Project, Nebraska, Gas Project 1 Revenue Bonds, Series 2007A, 5.250%, 12/01/21	No Opt. Call	A	727,633
	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Children's Hospital Obligated Group, Refunding Series 2020A:
200	5.000%, 11/15/21	No Opt. Call	AA-	209,986
115	5.000%, 11/15/23	No Opt. Call	AA-	130,754
125	5.000%, 11/15/24	No Opt. Call	AA-	146,932
175	5.000%, 11/15/25	No Opt. Call	AA-	212,243
2,635	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Children's Hospital Obligated Group, Series 2020B, 5.000%, 11/15/53 (Mandatory Put 11/15/25)	8/25 at 100.00	AA-	3,162,263
1,685	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2015, 5.000%, 11/01/21	No Opt. Call	A	1,764,347
1,555	Madison County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, Faith Regional Health Services Project, Refunding Series 2017A, 5.000%, 7/01/22	No Opt. Call	BBB	1,657,397
7,180	Total Nebraska			8,011,555
	Nevada – 1.7%
3,000	Clark County, Nevada, Airport Revenue Bonds, Junior Subordinate Lien Notes Series 2017C, 5.000%, 7/01/21 (AMT)	No Opt. Call	A+	3,096,630
5,000	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Refunding Series 2019E, 5.000%, 7/01/24	No Opt. Call	Aa3	5,769,600
1,390	Clark County, Nevada, Pollution Control Revenue Bonds, Nevada Power Company Project, Refunding Series 2017, 1.650%, 1/01/36 (Mandatory Put 3/31/23)	No Opt. Call	A+	1,402,190
110	Henderson, Nevada, Limited Obligation Bonds, Local Improvement District T-18 Inspirada, Refunding Series 2016, 2.000%, 9/01/21	No Opt. Call	N/R	109,397
1,410	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2011C, 5.000%, 6/01/22	6/21 at 100.00	Aa1	1,455,360
1,790	Nevada State, General Obligation Bonds, Capital Improvement & Refunding Series 2015E, 5.000%, 2/01/21	No Opt. Call	AA+	1,818,497
12,700	Total Nevada			13,651,674
	New Jersey – 4.3%
1,330	Lacey Township School District, Ocean County, New Jersey, General Obligation Bonds, Refunding Series 2016, 5.000%, 4/01/21 – BAM Insured	No Opt. Call	AA	1,360,896
7,000	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Refunding Series 2017A, 5.000%, 7/01/23 – BAM Insured	No Opt. Call	AA	7,689,710
1,260	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Barnabas Health Obligated Group, Term Series 2019B-1, 5.000%, 7/01/43 (Mandatory Put 7/01/24)	4/24 at 100.87	AA-	1,459,181

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
	New Jersey Higher Education Assistance Authority, Senior Student Loan Revenue Bonds, Refunding Series 2018B:
$ 1,000	5.000%, 12/01/20 (AMT)	No Opt. Call	Aaa	$1,006,480
2,500	5.000%, 12/01/21 (AMT)	No Opt. Call	Aaa	2,613,250
6,500	5.000%, 12/01/22 (AMT)	No Opt. Call	Aaa	7,020,780
	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes, Series 2018A:
1,335	5.000%, 6/15/22	No Opt. Call	A+	1,419,532
3,000	5.000%, 6/15/23	No Opt. Call	A+	3,298,110
1,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2019A, 5.000%, 12/15/24	No Opt. Call	BBB+	1,137,490
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018A:
5,000	5.000%, 6/01/21	No Opt. Call	A	5,141,050
1,685	5.000%, 6/01/23	No Opt. Call	A	1,871,142
31,610	Total New Jersey			34,017,621
	New Mexico – 1.6%
5,440	Farmington, New Mexico, Pollution Control Revenue Bonds, Public Service Company of New Mexico San Juan Project, Refunding Series 2010E, 1.150%, 6/01/40 (Mandatory Put 6/01/24)	No Opt. Call	BBB	5,477,264
2,500	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian Healthcare Services, Series 2019B, 5.000%, 8/01/49 (Mandatory Put 8/01/25)	5/25 at 100.87	AA	2,928,450
	Santa Fe County, New Mexico, Gross Receipts Tax Revenue Bonds, Capital Outlay Series 2017:
1,615	5.000%, 6/01/21	No Opt. Call	AA+	1,667,278
2,110	5.000%, 6/01/22	No Opt. Call	AA+	2,280,741
11,665	Total New Mexico			12,353,733
	New York – 3.5%
4,675	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Subordinate Revenue Anticipation Notes Series 2020B, 5.000%, 3/31/21	No Opt. Call	N/R	4,787,574
14,030	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2016A Groups A,B&C, 5.000%, 3/15/22	No Opt. Call	AA+	15,019,255
2,475	New York City, New York, General Obligation Bonds, Fiscal 2021 Series A-1, 5.000%, 8/01/24	No Opt. Call	Aa1	2,897,532
3,000	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, Rochester Gas and Electric Corporation, Series 2004C, 2.625%, 4/01/34 (Mandatory Put 7/03/23)	No Opt. Call	A-	3,093,060
1,210	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Eighty-Fifth Series 2014, 5.000%, 9/01/23 (AMT)	No Opt. Call	Aa3	1,366,405
25,390	Total New York			27,163,826

Nuveen Short Term Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	North Carolina – 0.3%
$ 1,745	North Carolina Central University, General Revenue Bonds, Refunding Series 2016, 5.000%, 10/01/23	No Opt. Call	A3	$1,950,264
500	University of North Carolina, Charlotte, General Revenue Bonds, Refunding Series 2017A, 5.000%, 10/01/24	No Opt. Call	Aa3	588,610
2,245	Total North Carolina			2,538,874
	North Dakota – 0.4%
	Grand Forks, North Dakota, Senior Housing and Nursing Facilities Revenue Bonds, Valley Homes Obligated Group, Series 2016A:
630	4.500%, 12/01/20	No Opt. Call	N/R	631,380
585	4.750%, 12/01/21	No Opt. Call	N/R	595,120
1,245	5.000%, 12/01/22	No Opt. Call	N/R	1,288,276
280	West Fargo Public School District 6, Cass County, North Dakota, General Obligation Bonds, Special Assessment Prepayment Series 2020C, 4.000%, 8/01/26	No Opt. Call	Aa2	334,502
2,740	Total North Dakota			2,849,278
	Ohio – 1.4%
845	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Refunding Series 2017, 4.000%, 11/15/22	No Opt. Call	A	904,961
850	Cleveland, Ohio, Airport System Revenue Bonds, Series 2019B, 5.000%, 1/01/22 (AMT)	No Opt. Call	A	891,259
685	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (5)	No Opt. Call	N/R	856
1,710	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power Company Project, Refunding Series 2005A, 2.100%, 1/01/29 (Mandatory Put 10/01/24) (AMT)	No Opt. Call	BBB+	1,774,228
2,310	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc, Series 2018C, 5.000%, 1/15/42 (Mandatory Put 9/15/21)	No Opt. Call	A	2,394,246
4,000	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc, Series 2018D, 5.000%, 1/15/39 (Mandatory Put 9/15/23)	No Opt. Call	A	4,503,640
360	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc, Variable Rate Series 2020B, 5.000%, 1/15/50 (Mandatory Put 1/15/25)	1/25 at 100.00	A	421,488
10,760	Total Ohio			10,890,678
	Oklahoma – 0.2%
1,065	Cleveland County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Norman Public Schools Project, Series 2019, 5.000%, 6/01/24	No Opt. Call	A+	1,226,369
425	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Series 2018B, 5.000%, 8/15/22	No Opt. Call	Baa3	452,965
1,490	Total Oklahoma			1,679,334
	Oregon – 1.4%
	Marion and Polk Counties School District 24J, Salem-Kreizer, Oregon, General Obligation Bonds, Convertible Deferred Interest Series 2020B:
300	0.000%, 6/15/23 (6)	No Opt. Call	AA+	326,127
500	0.000%, 6/15/24 (6)	No Opt. Call	AA+	564,970
350	0.000%, 6/15/26	No Opt. Call	AA+	422,156

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Oregon (continued)
$ 4,620	Oregon Business Development Commission, Economic Development Revenue Bonds, Intel Corporation Project, 250 Series 2019, 5.000%, 3/01/49 (Mandatory Put 3/01/22) (AMT)	No Opt. Call	A+	$4,891,564
450	Oregon Facilities Authority, Revenue Bonds, Samaritan Health Services Project, Refunding Series 2020A, 5.000%, 10/01/24	No Opt. Call	BBB+	518,161
3,000	Oregon Health and Science University, Revenue Bonds, Series 2019B-2, 5.000%, 7/01/42 (Mandatory Put 2/01/25)	11/24 at 100.00	AA-	3,394,200
1,000	Salem Hospital Facility Authority, Oregon, Revenue Bonds, Salem Health Projects, Series 2019A, 4.000%, 5/15/22	No Opt. Call	AA-	1,055,880
10,220	Total Oregon			11,173,058
	Pennsylvania – 2.1%
1,000	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Allegheny Health Network Obligated Group Issue, Series 2018A, 5.000%, 4/01/22	No Opt. Call	A	1,065,020
800	Centre County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Mount Nittany Medical Center Project, Series 2018A, 5.000%, 11/15/21	No Opt. Call	AA-	839,944
1,000	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master Settlement, Series 2018, 5.000%, 6/01/22	No Opt. Call	A1	1,074,340
1,625	Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds, Geisinger Health System, Series 2020B, 5.000%, 4/01/43 (Mandatory Put 2/15/27)	8/26 at 100.00	AA-	1,992,201
3,300	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Republic Services Inc Project, Refunding Series 2019A, 0.600%, 4/01/34 (Mandatory Put 10/15/20) (AMT)	No Opt. Call	BBB+	3,300,462
465	Pennsylvania State University, Revenue Bonds, Series 2020E, 5.000%, 3/01/24	No Opt. Call	Aa1	539,163
1,000	Pennsylvania State, General Obligation Bonds, First Series 2015, 5.000%, 3/15/22	No Opt. Call	Aa3	1,069,440
5,045	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Series 2016, 5.000%, 6/01/21	No Opt. Call	A3	5,180,862
940	Philadelphia School District, Pennsylvania, General Obligation Bonds, Tax & Revenue Anticipation Note Series 2020-21A, 4.000%, 6/30/21	No Opt. Call	N/R	966,367
400	Philadelphia, Pennsylvania, Airport Revenue Bonds, Refunding Series 2017A, 5.000%, 7/01/22	No Opt. Call	A2	431,272
15,575	Total Pennsylvania			16,459,071
	South Carolina – 1.0%
875	Rock Hill, South Carolina, Combined Utility System Revenue Bonds, Series 2016, 5.000%, 1/01/27	1/26 at 100.00	A	1,053,684
3,285	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Bon Secours Mercy Health, Inc, Series 2020B, 5.000%, 12/01/48 (Mandatory Put 10/01/25)	No Opt. Call	AA-	3,924,360
2,980	South Carolina State Ports Authority, Revenue Bonds, Series 2018, 5.000%, 7/01/22 (AMT)	No Opt. Call	A+	3,214,049
7,140	Total South Carolina			8,192,093
	South Dakota – 0.4%
	Sioux Falls, South Dakota, Health Facilities Revenue Bonds, Dow Rummel Village Project, Refunding Series 2016:
150	2.650%, 11/01/20	No Opt. Call	BB	149,896
200	3.000%, 11/01/21	No Opt. Call	BB	198,694

Nuveen Short Term Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	South Dakota (continued)
$ 585	Sioux Falls, South Dakota, Health Facilities Revenue Bonds, Dow Rummel Village Project, Series 2017, 3.100%, 11/01/22	No Opt. Call	BB	$581,379
1,940	South Dakota Health and Educational Facilities Authority, Reveune Bonds, Avera Health, Series 2019A, 5.000%, 7/01/33 (Mandatory Put 7/01/24)	4/24 at 100.00	AA-	2,158,192
2,875	Total South Dakota			3,088,161
	Tennessee – 0.7%
100	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds, CommonSpirit Health, Series 2019A-1, 5.000%, 8/01/28	No Opt. Call	BBB+	125,580
1,050	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Covenant Health, Refunding Series 2012A, 5.000%, 1/01/21	No Opt. Call	A+	1,061,330
4,000	Tennergy Corporation, Tennessee, Gas Revenue Bonds, Series 2019A, 5.000%, 2/01/50 (Mandatory Put 10/01/24)	7/24 at 100.58	Aa2	4,666,720
5,150	Total Tennessee			5,853,630
	Texas – 13.4%
1,150	Austin Convention Enterprises Inc, Texas, Convention Center Hotel Revenue Bonds, Refunding First Tier Series 2017A, 5.000%, 1/01/21	No Opt. Call	BBB-	1,160,730
5,000	Austin, Texas, Airport System Revenue Bonds, Refunding Series 2019, 5.000%, 11/15/23 (AMT)	No Opt. Call	A1	5,656,650
1,000	Austin, Texas, Airport System Revenue Bonds, Series 2019B, 5.000%, 11/15/22 (AMT)	No Opt. Call	A1	1,090,870
	Brazos Higher Education Authority Inc, Texas, Student Loan Program Revenue Bonds, Senior Series 2020-1A:
400	5.000%, 4/01/23 (AMT)	No Opt. Call	AA	434,252
400	5.000%, 4/01/24 (AMT)	No Opt. Call	AA	447,012
500	5.000%, 4/01/25 (AMT)	No Opt. Call	AA	573,455
1,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2013E, 5.000%, 11/01/22 (AMT)	No Opt. Call	A1	1,088,370
2,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2014D, 5.000%, 11/01/22 (AMT)	No Opt. Call	A+	2,176,740
2,500	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2020A, 5.000%, 11/01/24	No Opt. Call	A1	2,944,850
2,030	El Paso, Texas, Airport Revenue Bonds, El Paso International Airport Series 2018, 5.000%, 8/15/23 (AMT)	No Opt. Call	A	2,249,768
4,550	Fort Worth Independent School District, Tarrant County, Texas, General Obligation Bonds, Refunding School Building Series 2015, 5.000%, 2/15/23	No Opt. Call	AAA	5,068,245
1,655	Galveston Independent School District, Galveston County, Texas, General Obligation Bonds, School Building Series 2018, 5.000%, 2/01/22	No Opt. Call	Aaa	1,762,112
5,000	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Bond Anticipation Note Series 2014A, 5.000%, 2/01/23	No Opt. Call	A+	5,485,150
4,170	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Health System, Refunding Series 2020C-2, 5.000%, 6/01/32 (Mandatory Put 12/01/24)	9/24 at 101.10	A+	4,920,141
8,000	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Health System, Refunding Series 2020C-3, 5.000%, 6/01/32 (Mandatory Put 12/01/26)	9/26 at 101.02	A+	10,015,440

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 3,595	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Health System, Series 2019B-1, 5.000%, 7/01/49 (Mandatory Put 12/01/22)	9/22 at 100.88	A+	$3,953,889
1,000	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 11/15/20	No Opt. Call	A3	1,005,210
2,260	Houston Independent School District, Harris County, Texas, General Obligation Bonds, Refunding Schoolhouse Series 2016A, 5.000%, 2/15/21	No Opt. Call	AAA	2,300,816
1,700	Houston, Texas, Airport System Revenue Bonds, Refunding & Subordinate Lien Series 2018A, 5.000%, 7/01/22 (AMT)	No Opt. Call	A1	1,828,877
4,210	Houston, Texas, Airport System Revenue Bonds, Refunding & Subordinate Lien Series 2018C, 5.000%, 7/01/23 (AMT)	No Opt. Call	AA	4,707,832
5,000	Houston, Texas, Combined Utility System Revenue Bonds, Refunding First Lien Series 2014C, 4.000%, 5/15/21	No Opt. Call	AA	5,119,450
5,000	Houston, Texas, General Obligation Bonds, Refunding Public Improvement Series 2017A, 5.000%, 3/01/21	No Opt. Call	AA	5,100,500
5,000	Humble Independent School District, Harris County, Texas, General Obligation Bonds, Refunding School Building Series 2015A, 5.250%, 2/15/23	No Opt. Call	AAA	5,596,500
	Leander, Texas, General Obligation Bonds, Refunding Series 2020:
500	5.000%, 8/15/23	No Opt. Call	AA	567,660
525	5.000%, 8/15/25	No Opt. Call	AA	641,109
1,500	Love Field Airport Modernization Corporation, Texas, General Airport Revenue Bonds, Series 2017, 5.000%, 11/01/20 (AMT)	No Opt. Call	A1	1,505,415
1,000	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA Transmission Services Corporation Project, Refunding Series 2020, 5.000%, 5/15/25	No Opt. Call	A+	1,201,170
1,000	Lubbock, Texas, General Obligation Bonds, Tax & Waterworks System Surplus Revenue Certificates of Obligation, Series 2015, 5.000%, 2/15/21	No Opt. Call	AA+	1,018,020
450	Matagorda County Navigation District 1, Texas, Pollution Control Revenue Bonds, Central Power & Light Company Project, Refunding Series 1996, 0.900%, 5/01/30 (Mandatory Put 9/01/23) (AMT)	No Opt. Call	A-	448,533
3,000	Mission Economic Development Corporation, Texas, Solid Waste Disposal Revenue Bonds, Republic Services Inc Project, Variable Rate Demand Obligation Series 2012, 0.500%, 1/01/26 (Mandatory Put 11/02/20) (AMT)	No Opt. Call	BBB+	3,000,720
615	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Methodist Retirement Communites Crestview Project, Series 2016, 4.000%, 11/15/21	No Opt. Call	BB+	618,284
2,805	North Harris County Regional Water Authority, Texas, Water Revenue Bonds, Refunding Senior Lien Series 2016, 4.000%, 12/15/24	No Opt. Call	AA-	3,212,791
2,500	Texas State, General Obligation Bonds, Public Finance Authority, Refunding Series 2014A, 5.000%, 10/01/20	No Opt. Call	AAA	2,500,000
11,970	Texas State, General Obligation Bonds, Tax & Revenue Anticipation Note Series 2020, 4.000%, 8/26/21	No Opt. Call	N/R	12,381,169
1,000	Tomball Independent School District, Harris and Montgomery Counties, Texas, General Obligation Bonds, Building Series 2020, 5.000%, 2/15/25	No Opt. Call	AAA	1,200,860
1,000	Travis County, Texas, General Obligation Bonds, Refunding Limited Tax Series 2016A, 5.000%, 3/01/21	No Opt. Call	AAA	1,020,190

Nuveen Short Term Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 1,000	Upper Trinity Regional Water District, Texas, Regional Treated Water Supply System Revenue Bonds, Refunding Series 2020, 4.000%, 8/01/24	No Opt. Call	A+	$ 1,133,230
95,985	Total Texas			105,136,010
	Utah – 1.3%
6,000	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2018A, 5.000%, 7/01/23 (AMT)	No Opt. Call	A+	6,674,640
	Utah Charter School Finance Authority, Charter School Revenue Bonds, Utah Charter Academies Project, Series 2018:
335	4.000%, 10/15/22	No Opt. Call	AA	358,155
350	4.000%, 10/15/23	No Opt. Call	AA	383,432
1,000	Utah County, Utah, Hospital Revenue Bonds, IHC Health Services Inc, Series 2020B-1, 5.000%, 5/15/60 (Mandatory Put 8/01/24)	2/24 at 102.15	AA+	1,170,810
1,500	Utah County, Utah, Hospital Revenue Bonds, IHC Health Services Inc, Series 2020B-2, 5.000%, 5/15/60 (Mandatory Put 8/01/26)	2/26 at 102.03	AA+	1,874,085
9,185	Total Utah			10,461,122
	Virginia – 1.1%
5,000	Amelia County Industrial Development Authority, Virginia, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Series 2002, 3.000%, 4/01/27 (Mandatory Put 4/01/21) (AMT)	No Opt. Call	A-	5,059,750
850	Arlington County Industrial Development Authority, Virginia, Hospital Facility Revenue Bonds, Virginia Hospital Center, Series 2020, 5.000%, 7/01/24	No Opt. Call	AA-	987,674
1,755	Chesapeake Bay Bridge and Tunnel District, Virginia, General Resolution Revenue Bonds, First Tier Bond Anticipation Notes Series 2019, 5.000%, 11/01/23	No Opt. Call	BBB	1,970,216
540	Wise County Industrial Development Authority, Virginia, Solid Waste and Sewage Disposal Revenue Bonds, Virginia Electric and Power Company, Series 2010A, 1.200%, 11/01/40 (Mandatory Put 5/31/24)	No Opt. Call	A2	549,628
8,145	Total Virginia			8,567,268
	Washington – 3.4%
1,500	Chelan County Public Utility District 1, Washington, Consolidated System Revenue Bonds, Refunding Series 2020A, 5.000%, 7/01/23	No Opt. Call	AA+	1,694,955
1,000	King County School District 406 Tukwila, Washington, General Obligation Bonds, Series 2016, 4.000%, 12/01/21	No Opt. Call	Aaa	1,045,110
1,370	King County School District 414 Lake Washington, Washington, General Obligation Bonds, Refunding Series 2020, 4.000%, 12/01/25	No Opt. Call	Aaa	1,628,793
1,955	King County, Washington, Sewer Revenue Bonds, Refunding Junior Lien Series 2020A, 0.625%, 1/01/32 (Mandatory Put 1/01/24)	7/23 at 100.00	AA	1,962,194
	Port Everett, Washington, Revenue Bonds, Refunding Series 2016:
200	4.000%, 12/01/20	No Opt. Call	A2	201,224
225	4.000%, 12/01/21	No Opt. Call	A2	234,745
1,590	Port of Seattle, Washington, General Obligation Bonds, Refunding Series 2011, 5.250%, 12/01/21 (AMT)	6/21 at 100.00	AAA	1,643,027

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Washington (continued)
	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2015C:
$ 1,000	5.000%, 4/01/21 (AMT)	No Opt. Call	AA-	$1,023,130
1,000	5.000%, 4/01/22 (AMT)	No Opt. Call	AA-	1,069,380
3,360	5.000%, 4/01/24 (AMT)	No Opt. Call	AA-	3,850,056
	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2019:
1,000	5.000%, 4/01/21 (AMT)	No Opt. Call	AA-	1,023,130
2,000	5.000%, 4/01/24 (AMT)	No Opt. Call	AA-	2,291,700
1,775	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Valley Hospital, Refunding & Improvement Series 2016, 4.000%, 12/01/21	No Opt. Call	Baa2	1,828,481
2,150	Washington Health Care Facilities Authority, Revenue Bonds, CommonSpirit Health, Series 2019B-1, 5.000%, 8/01/49 (Mandatory Put 8/01/24)	2/24 at 100.00	BBB+	2,426,769
2,550	Washington State, Federal Highway Grant Anticipation Revenue Bonds, Garvee - SR 520 Corridor Program, Series 2012F, 5.000%, 9/01/21	No Opt. Call	AA	2,662,429
2,000	Washington State, General Obligation Bonds, Various Purpose Series 2013D, 5.000%, 2/01/23	No Opt. Call	Aaa	2,225,100
24,675	Total Washington			26,810,223
	West Virginia – 0.4%
2,710	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Wheeling Power Company - Mitchell Project, Series 2013A, 3.000%, 6/01/37 (Mandatory Put 4/01/22) (AMT)	No Opt. Call	A-	2,796,259
	Wisconsin – 2.3%
	Kenosha, Wisconsin, General Obligation Bonds, Promissory Note Series 2020A:
350	2.000%, 5/01/23	No Opt. Call	AA	362,841
625	2.000%, 5/01/25	No Opt. Call	AA	661,350
	Public Finance Authority of Wisconsin, Health Care Facilities Revenue Bonds, Blue Ridge HealthCare, Refunding Series 2020A:
470	5.000%, 1/01/21	No Opt. Call	A	475,085
400	5.000%, 1/01/22	No Opt. Call	A	421,524
300	5.000%, 1/01/23	No Opt. Call	A	328,374
200	5.000%, 1/01/24	No Opt. Call	A	226,934
400	5.000%, 1/01/26	No Opt. Call	A	480,436
	Public Finance Authority of Wisconsin, Hospital Revenue Bonds, Renown Regional Medical Center Project, Refunding Series 2020A:
700	5.000%, 6/01/24	No Opt. Call	A+	812,126
325	5.000%, 6/01/26	No Opt. Call	A+	398,700
1,360	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc, Series 2012, 5.000%, 6/01/27	6/22 at 100.00	A3	1,438,622
3,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Advocate Aurora Health Credit Group, Variable Rate Demand Series 2018B-3, 5.000%, 8/15/54 (Mandatory Put 1/31/24)	No Opt. Call	AA	3,436,140

Nuveen Short Term Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Agnesian HealthCare, Inc, Series 2017:
$ 1,050	5.000%, 7/01/21	No Opt. Call	A+	$1,085,028
250	5.000%, 7/01/26	No Opt. Call	A+	306,702
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Bellin Memorial Hospital, Inc, Series 2019A:
75	5.000%, 12/01/23	No Opt. Call	A+	85,413
100	5.000%, 12/01/24	No Opt. Call	A+	117,493
110	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Bellin Memorial Hospital, Inc, Series 2019B, 3.000%, 12/01/24	No Opt. Call	A+	120,236
1,055	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Benevolent Corporation Cedar Community, Series 2017, 5.000%, 6/01/22	No Opt. Call	N/R	1,088,781
330	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Franciscan Sisters of Christian Charity Sponsored Ministry, Series 2017A, 5.000%, 9/01/21	No Opt. Call	BBB-	340,471
3,745	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Marshfield Clinic Health System, Inc, Series 2020B-2, 5.000%, 2/15/51 (Mandatory Put 2/15/27)	8/26 at 100.00	A-	4,524,784
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Saint John's Communities Inc, Series 2018A:
500	4.000%, 9/15/21	No Opt. Call	BBB-	507,440
500	4.000%, 9/15/22	No Opt. Call	BBB-	514,395
455	4.000%, 9/15/23	No Opt. Call	BBB-	473,778
16,300	Total Wisconsin			18,206,653
$ 653,204	Total Municipal Bonds (cost $691,235,245)			705,284,866

Shares	Description (1)	Value
	COMMON STOCKS – 0.0%
	Electric Utilities – 0.0%
22,152	Energy Harbor Corp (7), (8), (9)	$ 509,496
	Total Common Stocks (cost $751,144)	509,496
	Total Long-Term Investments (cost $691,986,389)	705,794,362

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
SHORT-TERM INVESTMENTS – 8.9%
MUNICIPAL BONDS – 8.9%
National – 0.8%
$ 6,000	JPMorgan Chase Putters/Drivers Trust Various States, Variable Rate Demand Obligations, Series 5029, 0.340%, 12/01/21 (AMT) (Mandatory Put 9/30/20), 144A (10)	No Opt. Call	F1+	$ 6,000,000

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Alabama – 0.2%
$ 1,795	Mobile Industrial Development Board, Alabama, Pollution Control Revenue Refunding Bonds, Alabama Power Company Barry Plan, Variable Rate Demand Obligations, Series 2007A, 1.000%, 6/01/34 (Mandatory Put 6/26/25) (10)	No Opt. Call	A1	$ 1,800,924
	Arizona – 0.3%
2,000	Yavapai County Industrial Development Authority, Arizona, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Variable Rate Demand Obligations, Series 2003A-2, 2.200%, 3/01/28 (AMT) (Mandatory Put 6/03/24) (10)	No Opt. Call	A-2	2,092,160
	District of Columbia – 0.3%
2,475	Metropolitan Washington DC Airports Authority, Airport System Revenue Bonds, Variable Rate Demand Obligations, Refunding Series 2017, 5.000%, 10/01/20 (AMT) (10)	No Opt. Call	A+	2,475,000
	Florida – 0.3%
3,100	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds, Virgin Trains USA Passenger Rail Project, Variable Rate Demand Obligations, Series 2019A, 6.250%, 1/01/49 (AMT) (Mandatory Put 1/01/24), 144A (10)	12/20 at 104.00	N/R	2,715,352
	Indiana – 0.4%
3,250	Indiana Development Finance Authority, Solid Waste Disposal Revenue Refunding Bonds, Waste Management Inc Project, Variable Rate Demand Obligations, Series 2001, 2.950%, 10/01/31 (AMT) (Mandatory Put 10/01/21) (10)	No Opt. Call	A-2	3,326,147
	Louisiana – 0.3%
2,400	Louisiana Offshore Terminal Authority, Deepwater Port Revenue Bonds, LOOP Inc Project, Variable Rate Demand Obligations, Series 2010B-1A, 2.000%, 10/01/40 (Mandatory Put 10/01/22) (10)	No Opt. Call	BBB+	2,427,336
	Minnesota – 0.8%
3,095	Minneapolis, Minnesota, Revenue Bonds, University Gateway Project, Variable Rate Demand Obligations, Series 2002, 0.110%, 6/01/32 (Mandatory Put 10/07/20) (10)	9/20 at 100.00	VMIG-1	3,095,000
3,000	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Mayo Clinic, Variable Rate Demand Obligations, Series 2008B, 0.070%, 11/15/38 (Mandatory Put 10/07/20) (10)	9/20 at 100.00	A-1+	3,000,000
6,095	Total Minnesota			6,095,000
	New Hampshire – 0.1%
1,000	National Finance Authority, New Hampshire, Solid Waste Disposal Revenue Bonds, Waste Management, Ic, Project, Variable Rate Demand Obligations, Refunding Series 2020A-1, 0.400%, 3/01/21 (AMT) (Mandatory Put 12/01/20)	No Opt. Call	A-2	1,000,000
	Oregon – 0.1%
1,000	Gilliam County, Oregon, Solid Waste Disposal Revenue Bonds, Waste Management Inc Project, Variable Rate Demand Obligations, Series 2003A, 2.400%, 7/01/38 (AMT) (Mandatory Put 5/02/22) (10)	No Opt. Call	A-2	1,024,960
	Texas – 3.8%
14,550	Gulf Coast Waste Disposal Authority, Texas, Environmental Facilities Revenue Bonds, ExxonMobil Project, Variable Rate Demand Obligations, Series 2001A, 0.130%, 6/01/30 (AMT) (Mandatory Put 9/30/20) (10)	9/20 at 100.00	A-1+	14,550,000

Nuveen Short Term Municipal Bond Fund (continued)
Portfolio of Investments    September 30, 2020
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 12,000	Lower Neches Valley Authority, Texas, Industrial Development Corporation Exempt Facilities Revenue Bonds, Exxon Mobil Project, Variable Rate Demand Obligations, Series 2001B, 0.130%, 12/01/39 (AMT) (Mandatory Put 9/30/20) (10)	9/20 at 100.00	VMIG-1	$12,000,000
3,000	Mission Economic Development Corporation, Texas, Solid Waste Disposal Revenue Bonds, Republic Services Inc Project, Variable Rate Demand Obligations, Series 2020A, 0.500%, 5/01/50 (AMT) (Mandatory Put 11/02/20) (10)	No Opt. Call	A-2	3,000,720
29,550	Total Texas			29,550,720
	Virginia – 0.6%
1,500	Charles City County Industrial Development Authority, Virginia, Solid Waste Disposal Facility Revenue Bonds, Waste Management, Inc, Variable Rate Demand Obligations, Series 2003, 2.400%, 8/01/27 (AMT) (Mandatory Put 5/02/22) (10)	No Opt. Call	A-2	1,537,440
1,250	Gloucester County Industrial Development Authority, Virginia, Solid Waste Disposal Revenue Bonds, Waste Management Disposal Services of Virginia, Inc Project, Variable Rate Demand Obligations, Series 2003A, 2.400%, 9/01/38 (AMT) (Mandatory Put 5/02/22) (10)	No Opt. Call	A-2	1,281,200
1,470	Sussex County Industrial Development Authority, Virginia, Solid Waste Disposal Revenue Bonds, Atlantic Waste Disposal, Inc Project, Variable Rate Demand Obligations, Series 2003A, 2.400%, 6/01/28 (AMT) (Mandatory Put 5/02/22) (10)	No Opt. Call	A-2	1,506,691
4,220	Total Virginia			4,325,331
	Wisconsin – 0.9%
2,855	Public Finance Authority of Wisconsin, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Variable Rate Demand Obligations, Refunding Series 2016A-3, 2.000%, 7/01/29 (AMT) (Mandatory Put 6/01/21) (10)	No Opt. Call	A-2	2,881,637
3,600	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Advocate Aurora Health Credit Group, Variable Rate Demand Obligations, Series 2018B-2, 5.000%, 8/15/54 (Mandatory Put 1/25/23) (10)	No Opt. Call	AA	3,971,412
6,455	Total Wisconsin			6,853,049
$ 69,340	Total Short-Term Investments (cost $69,670,151)			69,685,979
	Total Investments (cost $761,656,540) – 98.8%			775,480,341
	Other Assets Less Liabilities – 1.2%			9,070,728
	Net Assets – 100%			$ 784,551,069

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(6)	Step-up coupon bond, a bond with a coupon that increases ("steps up"), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(7)	Common Stock received as part of the bankruptcy settlements for Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 0.000%, 12/01/23.
(8)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(9)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(10)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
WI/DD	Purchased on a when-issued or delayed delivery basis.

Statement of Assets and Liabilities
September 30, 2020
(Unaudited)
	All-American	Intermediate Duration	Limited Term	Short Term
Assets
Long-term investments, at value (cost $6,471,317,127, $8,443,234,321, $6,660,541,793 and $691,986,389, respectively)	$6,838,811,348	$8,869,293,287	$6,869,919,249	$705,794,362
Short-term investments, at value (cost $18,348,301, $192,605,345, $319,752,827 and $69,670,151, respectively)	15,941,744	187,908,849	318,002,482	69,685,979
Cash	46,236,321	685,504	923,239	1,354,832
Cash collateral at brokers for investments in futures contracts(1)	339,994	—	—	—
Receivable for:
Interest	81,408,826	96,688,288	68,346,708	8,256,488
Investments sold	134,972,543	57,194,407	10,859,127	6,975,629
Shares sold	24,161,341	17,415,917	26,193,270	4,622,283
Variation margin on futures contracts	52,250	—	—	—
Other assets	655,662	858,388	594,794	109,089
Total assets	7,142,580,029	9,230,044,640	7,294,838,869	796,798,662
Liabilities
Floating rate obligations	256,345,000	—	—	—
Payable for:
Dividends	4,233,906	7,235,648	3,452,532	281,714
Interest	659,935	—	—	—
Investments purchased - regular settlement	67,648,020	4,010,541	102,789	1,210,930
Investments purchased - when-issued/delayed-delivery settlement	120,573,680	46,680,485	12,716,300	8,524,164
Shares redeemed	9,040,445	8,969,833	9,600,203	1,639,334
Accrued expenses:
Management fees	2,117,939	2,869,317	1,988,487	255,456
Directors/Trustees fees	501,890	813,506	496,266	48,661
12b-1 distribution and service fees	677,003	205,548	335,263	64,993
Other	1,505,122	2,406,135	1,999,294	222,341
Total liabilities	463,302,940	73,191,013	30,691,134	12,247,593
Net assets	$6,679,277,089	$9,156,853,627	$7,264,147,735	$784,551,069

See accompanying notes to financial statements.

Statement of Assets and Liabilities (Unaudited) (continued)
	All-American	Intermediate Duration	Limited Term	Short Term
Class A Shares
Net assets	$2,602,480,319	$ 880,070,876	$1,455,817,358	$299,334,424
Shares outstanding	219,922,896	92,704,751	129,031,151	29,356,981
Net asset value ("NAV") per share	$ 11.83	$ 9.49	$ 11.28	$ 10.20
Offering price per share (NAV per share plus maximum sales charge of 4.20%, 3.00%, 2.50% and 2.50%, respectively, of offering price)	$ 12.35	$ 9.78	$ 11.57	$ 10.46
Class C Shares
Net assets	$ 260,976,147	$ 63,796,840	$ 86,317,551	$ 17,585,239
Shares outstanding	22,056,808	6,719,850	7,679,225	1,729,402
NAV and offering price per share	$ 11.83	$ 9.49	$ 11.24	$ 10.17
Class C2 Shares
Net assets	$ 60,852,685	$ 16,642,895	$ 61,164,635	$ 3,894,827
Shares outstanding	5,139,086	1,751,293	5,431,698	382,272
NAV and offering price per share	$ 11.84	$ 9.50	$ 11.26	$ 10.19
Class R6 Shares
Net assets	$ 84,330,565	$ —	$ —	$ —
Shares outstanding	7,088,933	—	—	—
NAV and offering price per share	$ 11.90	$ —	$ —	$ —
Class I Shares
Net assets	$3,670,637,373	$8,196,343,016	$5,660,848,191	$463,736,579
Shares outstanding	308,834,033	860,714,388	503,487,100	45,431,415
NAV and offering price per share	$ 11.89	$ 9.52	$ 11.24	$ 10.21
Fund level net assets consist of:
Capital paid-in	$6,447,626,625	$8,763,229,017	$7,096,791,305	$771,360,998
Total distributable earnings	231,650,464	393,624,610	167,356,430	13,190,071
Fund level net assets	$6,679,277,089	$9,156,853,627	$7,264,147,735	$784,551,069
Authorized shares - per class	Unlimited	Unlimited	Unlimited	2 billion
Par value per share	$ 0.01	$ 0.001	$ 0.01	$ 0.0001

(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.
See accompanying notes to financial statements.

Statement of Operations
Six Months Ended September 30, 2020
(Unaudited)
	All-American	Intermediate Duration	Limited Term	Short Term
Investment Income	$112,681,269	$125,695,160	$ 60,700,949	$ 6,896,121
Expenses
Management fees	12,059,611	17,289,080	10,842,352	1,487,160
12b-1 service fees - Class A Shares	2,410,166	813,241	1,344,205	272,912
12b-1 distribution and service fees - Class C Shares	1,280,819	308,595	444,344	93,345
12b-1 distribution and service fees - Class C2 Shares	304,040	85,228	235,777	11,047
Shareholder servicing agent fees	1,142,282	1,835,661	1,317,563	125,220
Interest expense	527,928	119,827	72,439	9,252
Custodian fees	233,476	289,293	227,788	58,070
Professional fees	158,562	205,911	137,142	25,999
Trustees fees	94,445	141,998	96,968	11,819
Shareholder reporting expenses	132,623	198,324	136,129	20,587
Federal and state registration fees	232,856	75,940	160,609	72,182
Other	21,475	29,693	25,036	4,848
Total expenses	18,598,283	21,392,791	15,040,352	2,192,441
Net investment income (loss)	94,082,986	104,302,369	45,660,597	4,703,680
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(24,998,682)	(6,053,663)	(4,543,321)	(143,195)
Futures contracts	(1,497,830)	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	208,446,101	240,981,269	165,154,729	13,451,461
Futures contracts	1,225,250	—	—	—
Net realized and unrealized gain (loss)	183,174,839	234,927,606	160,611,408	13,308,266
Net increase (decrease) in net assets from operations	$277,257,825	$339,229,975	$206,272,005	$18,011,946
See accompanying notes to financial statements.

Statement of Changes in Net Assets
(Unaudited)
	All-American		Intermediate Duration
	Six Months Ended 9/30/20	Year Ended 3/31/20	Six Months Ended 9/30/20	Year Ended 3/31/20
Operations
Net investment income (loss)	$ 94,082,986	$ 159,773,941	$ 104,302,369	$ 216,128,206
Net realized gain (loss) from:
Investments	(24,998,682)	(17,874,162)	(6,053,663)	(686,560)
Futures contracts	(1,497,830)	(2,339,196)	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	208,446,101	(76,490,849)	240,981,269	(70,381,711)
Futures contracts	1,225,250	(907,084)	—	—
Net increase (decrease) in net assets from operations	277,257,825	62,162,650	339,229,975	145,059,935
Distributions to Shareholders
Dividends:
Class A Shares	(38,193,851)	(65,545,230)	(9,796,128)	(17,992,649)
Class C Shares	(3,013,478)	(5,700,740)	(489,964)	(982,703)
Class C2 Shares	(1,058,835)	(3,409,194)	(211,108)	(751,531)
Class R6 Shares	(1,046,921)	(945,871)	—	—
Class I Shares	(55,844,863)	(95,386,808)	(105,509,705)	(205,452,051)
Decrease in net assets from distributions to shareholders	(99,157,948)	(170,987,843)	(116,006,905)	(225,178,934)
Fund Share Transactions
Proceeds from sale of shares	1,539,593,844	2,640,135,458	2,135,603,532	3,724,771,938
Proceeds from shares issued to shareholders due to reinvestment of distributions	62,845,039	129,017,874	59,160,195	140,287,979
	1,602,438,883	2,769,153,332	2,194,763,727	3,865,059,917
Cost of shares redeemed	(701,677,821)	(1,132,846,984)	(1,891,330,406)	(1,987,525,001)
Net increase (decrease) in net assets from Fund share transactions	900,761,062	1,636,306,348	303,433,321	1,877,534,916
Net increase (decrease) in net assets	1,078,860,939	1,527,481,155	526,656,391	1,797,415,917
Net assets at the beginning of period	5,600,416,150	4,072,934,995	8,630,197,236	6,832,781,319
Net assets at the end of period	$6,679,277,089	$ 5,600,416,150	$ 9,156,853,627	$ 8,630,197,236

See accompanying notes to financial statements.

Statement of Changes in Net Assets (Unaudited) (continued)
	Limited Term		Short Term
	Six Months Ended 9/30/20	Year Ended 3/31/20	Six Months Ended 9/30/20	Year Ended 3/31/20
Operations
Net investment income (loss)	$ 45,660,597	$ 118,225,462	$ 4,703,680	$ 10,262,491
Net realized gain (loss) from:
Investments	(4,543,321)	(10,433,665)	(143,195)	145,650
Futures contracts	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	165,154,729	(40,751,233)	13,451,461	(3,977,366)
Futures contracts	—	—	—	—
Net increase (decrease) in net assets from operations	206,272,005	67,040,564	18,011,946	6,430,775
Distributions to Shareholders
Dividends:
Class A Shares	(13,234,676)	(21,992,347)	(2,057,334)	(2,449,476)
Class C Shares	(522,574)	(973,185)	(68,494)	(56,925)
Class C2 Shares	(686,138)	(2,400,537)	(23,364)	(53,041)
Class R6 Shares	—	—	—	—
Class I Shares	(52,297,391)	(92,830,538)	(3,846,391)	(7,556,394)
Decrease in net assets from distributions to shareholders	(66,740,779)	(118,196,607)	(5,995,583)	(10,115,836)
Fund Share Transactions
Proceeds from sale of shares	2,144,799,980	2,390,214,258	226,044,512	392,472,117
Proceeds from shares issued to shareholders due to reinvestment of distributions	39,230,178	79,784,212	4,202,058	6,713,244
	2,184,030,158	2,469,998,470	230,246,570	399,185,361
Cost of shares redeemed	(938,875,022)	(1,845,698,380)	(179,462,894)	(276,554,316)
Net increase (decrease) in net assets from Fund share transactions	1,245,155,136	624,300,090	50,783,676	122,631,045
Net increase (decrease) in net assets	1,384,686,362	573,144,047	62,800,039	118,945,984
Net assets at the beginning of period	5,879,461,373	5,306,317,326	721,751,030	602,805,046
Net assets at the end of period	$7,264,147,735	$ 5,879,461,373	$ 784,551,069	$ 721,751,030
See accompanying notes to financial statements.

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Financial Highlights
(Unaudited)
All-American
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (10/88)
March 31, 2021(e)	$11.49	$0.18	$ 0.35	$ 0.53	$(0.19)	$ —	$(0.19)	$11.83
March 31, 2020	11.60	0.36	(0.07)	0.29	(0.40)	—	(0.40)	11.49
March 31, 2019	11.44	0.42	0.15	0.57	(0.41)	—	(0.41)	11.60
March 31, 2018	11.34	0.43	0.10	0.53	(0.43)	—	(0.43)	11.44
March 31, 2017(f)	11.80	0.39	(0.46)	(0.07)	(0.39)	—	(0.39)	11.34
April 30, 2016	11.57	0.43	0.23	0.66	(0.43)	—	(0.43)	11.80
April 30, 2015	11.23	0.46	0.36	0.82	(0.48)	—	(0.48)	11.57
Class C (2/14)
March 31, 2021(e)	11.48	0.13	0.36	0.49	(0.14)	—	(0.14)	11.83
March 31, 2020	11.60	0.27	(0.09)	0.18	(0.30)	—	(0.30)	11.48
March 31, 2019	11.44	0.33	0.15	0.48	(0.32)	—	(0.32)	11.60
March 31, 2018	11.35	0.33	0.10	0.43	(0.34)	—	(0.34)	11.44
March 31, 2017(f)	11.80	0.31	(0.46)	(0.15)	(0.30)	—	(0.30)	11.35
April 30, 2016	11.58	0.33	0.23	0.56	(0.34)	—	(0.34)	11.80
April 30, 2015	11.24	0.36	0.37	0.73	(0.39)	—	(0.39)	11.58
Class C2 (6/93)
March 31, 2021(e)	11.49	0.14	0.36	0.50	(0.15)	—	(0.15)	11.84
March 31, 2020	11.61	0.30	(0.09)	0.21	(0.33)	—	(0.33)	11.49
March 31, 2019	11.44	0.36	0.15	0.51	(0.34)	—	(0.34)	11.61
March 31, 2018	11.35	0.36	0.09	0.45	(0.36)	—	(0.36)	11.44
March 31, 2017(f)	11.80	0.33	(0.45)	(0.12)	(0.33)	—	(0.33)	11.35
April 30, 2016	11.58	0.36	0.23	0.59	(0.37)	—	(0.37)	11.80
April 30, 2015	11.24	0.40	0.36	0.76	(0.42)	—	(0.42)	11.58
Class R6 (6/16)
March 31, 2021(e)	11.55	0.19	0.36	0.55	(0.20)	—	(0.20)	11.90
March 31, 2020	11.66	0.38	(0.06)	0.32	(0.43)	—	(0.43)	11.55
March 31, 2019	11.49	0.45	0.15	0.60	(0.43)	—	(0.43)	11.66
March 31, 2018	11.39	0.46	0.09	0.55	(0.45)	—	(0.45)	11.49
March 31, 2017(g)	12.09	0.34	(0.71)	(0.37)	(0.33)	—	(0.33)	11.39
Class I (2/97)
March 31, 2021(e)	11.54	0.19	0.36	0.55	(0.20)	—	(0.20)	11.89
March 31, 2020	11.65	0.38	(0.07)	0.31	(0.42)	—	(0.42)	11.54
March 31, 2019	11.49	0.44	0.15	0.59	(0.43)	—	(0.43)	11.65
March 31, 2018	11.39	0.45	0.10	0.55	(0.45)	—	(0.45)	11.49
March 31, 2017(f)	11.85	0.41	(0.46)	(0.05)	(0.41)	—	(0.41)	11.39
April 30, 2016	11.62	0.45	0.24	0.69	(0.46)	—	(0.46)	11.85
April 30, 2015	11.28	0.49	0.35	0.84	(0.50)	—	(0.50)	11.62

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

4.61%	$2,602,480	0.68%*	0.66%*	3.00%*	11%
2.41	2,255,358	0.70	0.67	3.10	14
5.11	1,554,833	0.73	0.69	3.68	29
4.66	1,325,011	0.72	0.69	3.69	14
(0.66)	1,136,311	0.73*	0.70*	3.66*	24
5.85	1,170,705	0.70	0.70	3.68	13
7.38	989,477	0.71	0.71	4.01	18

4.27	260,976	1.48*	1.46*	2.20*	11
1.52	244,369	1.50	1.47	2.31	14
4.29	195,053	1.53	1.49	2.88	29
3.76	186,999	1.52	1.49	2.89	14
(1.38)	163,496	1.52*	1.49*	2.87*	24
5.04	116,024	1.50	1.50	2.86	13
6.54	48,472	1.51	1.51	3.09	18

4.40	60,853	1.23*	1.21*	2.45*	11
1.76	94,705	1.25	1.22	2.60	14
4.60	142,450	1.28	1.24	3.12	29
3.98	217,048	1.27	1.24	3.15	14
(1.07)	264,617	1.28*	1.25*	3.11*	24
5.22	308,100	1.25	1.25	3.13	13
6.82	328,649	1.26	1.26	3.47	18

4.78	84,331	0.45*	0.43*	3.22*	11
2.65	41,526	0.47	0.44	3.29	14
5.40	12,469	0.49	0.45	3.90	29
4.86	6,725	0.48	0.45	3.94	14
(3.04)	6,674	0.49*	0.46*	3.95*	24

4.78	3,670,637	0.48*	0.46*	3.19*	11
2.60	2,964,458	0.50	0.47	3.31	14
5.31	2,168,129	0.53	0.49	3.88	29
4.86	1,979,364	0.52	0.49	3.89	14
(0.47)	1,654,217	0.53*	0.50*	3.86*	24
6.05	1,417,738	0.50	0.50	3.88	13
7.57	1,134,001	0.51	0.51	4.21	18
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 4 – Portfolio Securities and Investments in Derivatives and the interest expense and fees paid on borrowings, as described in Note 8 - Borrowing Arrangements.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(e)	For the six months ended September 30, 2020.
(f)	For the eleven months ended March 31, 2017.
(g)	For the period June 30, 2016 (commencement of operations) through March 31, 2017.
*	Annualized.
See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)
Intermediate Duration
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (6/95)
March 31, 2021(f)	$9.26	$0.10	$ 0.24	$ 0.34	$(0.11)	$ —	$(0.11)	$9.49
March 31, 2020	9.29	0.23	(0.02)	0.21	(0.24)	—	(0.24)	9.26
March 31, 2019	9.07	0.26	0.21	0.47	(0.25)	—	(0.25)	9.29
March 31, 2018	9.03	0.27	0.02	0.29	(0.25)	—	(0.25)	9.07
March 31, 2017(g)	9.40	0.23	(0.36)	(0.13)	(0.23)	(0.01)	(0.24)	9.03
April 30, 2016	9.22	0.26	0.18	0.44	(0.26)	—	(0.26)	9.40
April 30, 2015	9.13	0.26	0.10	0.36	(0.27)	—	(0.27)	9.22
Class C (2/14)
March 31, 2021(f)	9.26	0.06	0.25	0.31	(0.08)	—	(0.08)	9.49
March 31, 2020	9.29	0.16	(0.02)	0.14	(0.17)	—	(0.17)	9.26
March 31, 2019	9.08	0.19	0.20	0.39	(0.18)	—	(0.18)	9.29
March 31, 2018	9.03	0.19	0.04	0.23	(0.18)	—	(0.18)	9.08
March 31, 2017(g)	9.40	0.16	(0.35)	(0.19)	(0.17)	(0.01)	(0.18)	9.03
April 30, 2016	9.23	0.18	0.18	0.36	(0.19)	—	(0.19)	9.40
April 30, 2015	9.14	0.19	0.10	0.29	(0.20)	—	(0.20)	9.23
Class C2 (6/95)
March 31, 2021(f)	9.27	0.08	0.24	0.32	(0.09)	—	(0.09)	9.50
March 31, 2020	9.29	0.18	(0.01)	0.17	(0.19)	—	(0.19)	9.27
March 31, 2019	9.09	0.21	0.19	0.40	(0.20)	—	(0.20)	9.29
March 31, 2018	9.04	0.22	0.04	0.26	(0.21)	—	(0.21)	9.09
March 31, 2017(g)	9.41	0.18	(0.35)	(0.17)	(0.19)	(0.01)	(0.20)	9.04
April 30, 2016	9.24	0.21	0.17	0.38	(0.21)	—	(0.21)	9.41
April 30, 2015	9.15	0.22	0.09	0.31	(0.22)	—	(0.22)	9.24
Class I (11/76)
March 31, 2021(f)	9.29	0.11	0.24	0.35	(0.12)	—	(0.12)	9.52
March 31, 2020	9.31	0.25	(0.01)	0.24	(0.26)	—	(0.26)	9.29
March 31, 2019	9.10	0.28	0.20	0.48	(0.27)	—	(0.27)	9.31
March 31, 2018	9.05	0.29	0.03	0.32	(0.27)	—	(0.27)	9.10
March 31, 2017(g)	9.42	0.25	(0.36)	(0.11)	(0.25)	(0.01)	(0.26)	9.05
April 30, 2016	9.25	0.28	0.17	0.45	(0.28)	—	(0.28)	9.42
April 30, 2015	9.16	0.28	0.10	0.38	(0.29)	—	(0.29)	9.25

	Ratios/Supplemental Data
		Ratios to Average Net Assets (c)
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(d)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(e)

3.73%	$ 880,071	0.65%*	0.64%*	2.14%*	11%
2.28	768,267	0.65	0.65	2.45	22
5.29	603,262	0.67	0.67	2.86	15
3.25	525,754	0.68	0.68	2.90	18
(1.40)	505,589	0.69*	0.69*	2.70*	24
4.83	1,076,822	0.68	0.68	2.77	18
3.95	773,091	0.70	0.70	2.86	19

3.30	63,797	1.45*	1.44*	1.34*	11
1.48	59,004	1.45	1.45	1.65	22
4.35	48,182	1.47	1.47	2.06	15
2.56	46,897	1.48	1.48	2.11	18
(2.10)	45,483	1.49*	1.49*	1.91*	24
3.91	35,070	1.48	1.48	1.99	18
3.14	17,706	1.50	1.50	2.03	19

3.43	16,643	1.20*	1.19*	1.60*	11
1.85	27,376	1.20	1.20	1.92	22
4.51	43,300	1.22	1.22	2.31	15
2.82	66,052	1.23	1.23	2.36	18
(1.86)	85,193	1.24*	1.24*	2.16*	24
4.17	101,168	1.24	1.24	2.28	18
3.40	112,700	1.25	1.25	2.32	19

3.82	8,196,343	0.45*	0.44*	2.34*	11
2.58	7,775,550	0.45	0.45	2.65	22
5.37	6,138,037	0.47	0.47	3.06	15
3.56	4,782,475	0.48	0.48	3.11	18
(1.22)	4,485,912	0.49*	0.49*	2.91*	24
4.91	3,979,824	0.49	0.49	3.02	18
4.14	3,574,561	0.50	0.50	3.07	19

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The Fund has a contractual fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver/expense reimbursement during the periods presented herein. See Note 7 - Management Fees and Other Transactions with Affiliates for more information.
(d)	The expense ratios reflect, among other things, the interest expense and fees paid on borrowings, as described in Note 8 – Borrowing Arrangements.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(f)	For the six months ended September 30, 2020.
(g)	For the eleven months ended March 31, 2017.
*	Annualized.
See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)
Limited Term
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (10/87)
March 31, 2021(f)	$11.02	$0.07	$ 0.30	$ 0.37	$(0.11)	$ —	$(0.11)	$11.28
March 31, 2020	11.08	0.22	(0.06)	0.16	(0.22)	—	(0.22)	11.02
March 31, 2019	10.83	0.23	0.23	0.46	(0.21)	—	(0.21)	11.08
March 31, 2018	10.88	0.21	(0.06)	0.15	(0.20)	—	(0.20)	10.83
March 31, 2017(g)	11.17	0.17	(0.28)	(0.11)	(0.18)	—	(0.18)	10.88
April 30, 2016	11.10	0.20	0.08	0.28	(0.21)	—	(0.21)	11.17
April 30, 2015	11.12	0.21	(0.02)	0.19	(0.21)	—	(0.21)	11.10
Class C (2/14)
March 31, 2021(f)	10.98	0.03	0.30	0.33	(0.07)	—	(0.07)	11.24
March 31, 2020	11.04	0.13	(0.06)	0.07	(0.13)	—	(0.13)	10.98
March 31, 2019	10.78	0.14	0.24	0.38	(0.12)	—	(0.12)	11.04
March 31, 2018	10.83	0.12	(0.06)	0.06	(0.11)	—	(0.11)	10.78
March 31, 2017(g)	11.12	0.09	(0.28)	(0.19)	(0.10)	—	(0.10)	10.83
April 30, 2016	11.06	0.12	0.07	0.19	(0.13)	—	(0.13)	11.12
April 30, 2015	11.08	0.15	(0.02)	0.13	(0.15)	—	(0.15)	11.06
Class C2 (12/95)
March 31, 2021(f)	11.00	0.05	0.30	0.35	(0.09)	—	(0.09)	11.26
March 31, 2020	11.06	0.18	(0.06)	0.12	(0.18)	—	(0.18)	11.00
March 31, 2019	10.80	0.19	0.24	0.43	(0.17)	—	(0.17)	11.06
March 31, 2018	10.85	0.17	(0.06)	0.11	(0.16)	—	(0.16)	10.80
March 31, 2017(g)	11.13	0.14	(0.28)	(0.14)	(0.14)	—	(0.14)	10.85
April 30, 2016	11.06	0.17	0.06	0.23	(0.16)	—	(0.16)	11.13
April 30, 2015	11.08	0.17	(0.02)	0.15	(0.17)	—	(0.17)	11.06
Class I (2/97)
March 31, 2021(f)	10.98	0.08	0.30	0.38	(0.12)	—	(0.12)	11.24
March 31, 2020	11.04	0.24	(0.06)	0.18	(0.24)	—	(0.24)	10.98
March 31, 2019	10.79	0.25	0.23	0.48	(0.23)	—	(0.23)	11.04
March 31, 2018	10.83	0.23	(0.05)	0.18	(0.22)	—	(0.22)	10.79
March 31, 2017(g)	11.12	0.19	(0.28)	(0.09)	(0.20)	—	(0.20)	10.83
April 30, 2016	11.05	0.23	0.06	0.29	(0.22)	—	(0.22)	11.12
April 30, 2015	11.06	0.23	(0.01)	0.22	(0.23)	—	(0.23)	11.05

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(d)	Expenses Excluding Interest	Net Investment Income (Loss)	Expenses Including Interest(d)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(e)

3.37%	$1,455,817	0.61%*	0.60%*	1.29%*	0.61%*	0.60%*	1.29%*	9%
1.43	1,236,659	0.62	0.61	1.97	0.62	0.61	1.97	22
4.27	1,015,540	0.63	0.63	2.07	0.63	0.63	2.07	27
1.36	998,226	0.62	0.62	1.92	0.62	0.62	1.92	21
(0.99)	1,094,434	0.63*	0.63*	1.72*	0.63*	0.63*	1.72*	26
2.50	1,208,642	0.63	0.63	1.84	0.63	0.63	1.84	20
1.72	1,168,646	0.64	0.64	1.89	0.64	0.64	1.89	20

2.97	86,318	1.41*	1.40*	0.50*	1.41*	1.40*	0.50*	9
0.62	88,648	1.42	1.41	1.17	1.42	1.41	1.17	22
3.52	83,991	1.43	1.43	1.27	1.43	1.43	1.27	27
0.53	93,327	1.42	1.42	1.12	1.42	1.42	1.12	21
(1.74)	112,035	1.43*	1.43*	0.92*	1.43*	1.43*	0.92*	26
1.71	90,330	1.43	1.43	1.04	1.36	1.36	1.11	20
1.18	51,973	1.43	1.43	1.07	1.18	1.18	1.32	20

3.19	61,165	0.96*	0.95*	0.97*	0.96*	0.95*	0.97*	9
1.05	106,385	0.97	0.96	1.62	0.97	0.96	1.62	22
3.97	192,174	0.98	0.98	1.71	0.98	0.98	1.71	27
0.97	292,436	0.97	0.97	1.57	0.97	0.97	1.57	21
(1.25)	383,282	0.98*	0.98*	1.37*	0.98*	0.98*	1.37*	26
2.12	461,558	0.98	0.98	1.50	0.98	0.98	1.50	20
1.34	528,287	0.99	0.99	1.54	0.99	0.99	1.54	20

3.47	5,660,848	0.41*	0.40*	1.49*	0.41*	0.40*	1.49*	9
1.63	4,447,770	0.42	0.41	2.17	0.42	0.41	2.17	22
4.46	4,014,613	0.43	0.43	2.27	0.43	0.43	2.27	27
1.62	3,225,826	0.42	0.42	2.12	0.42	0.42	2.12	21
(0.85)	3,012,577	0.43*	0.43*	1.92*	0.43*	0.43*	1.92*	26
2.68	2,744,568	0.43	0.43	2.04	0.43	0.43	2.04	20
1.99	2,221,891	0.44	0.44	2.09	0.44	0.44	2.09	20

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. During the fiscal years ended April 30, 2015 and April 30, 2016, the Adviser agreed to waive 0.25% of the 12b-1 distribution and/or service fees for Class C Shares through August 31, 2015. After August 31, 2015, the Adviser is no longer waiving fees or reimbursing expenses for Class C Shares.
(d)	The expense ratios reflect, among other things, the interest expense and fees paid on borrowings, as described in Note 8 – Borrowing Arrangements.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(f)	For the six months ended September 30, 2020.
(g)	For the eleven months ended March 31, 2017.
*	Annualized.
See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)
Short Term
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (10/02)
March 31, 2021(e)	$10.03	$0.06	$ 0.19	$ 0.25	$(0.08)	$ —	$(0.08)	$10.20
March 31, 2020	10.09	0.16	(0.06)	0.10	(0.16)	—	(0.16)	10.03
March 31, 2019	9.98	0.14	0.10	0.24	(0.13)	—	(0.13)	10.09
March 31, 2018	10.04	0.11	(0.07)	0.04	(0.10)	—	(0.10)	9.98
March 31, 2017(f)	10.12	0.09	(0.08)	0.01	(0.09)	—	(0.09)	10.04
April 30, 2016	10.11	0.10	—**	0.10	(0.09)	—	(0.09)	10.12
April 30, 2015	10.15	0.10	(0.04)	0.06	(0.10)	—	(0.10)	10.11
Class C (2/14)
March 31, 2021(e)	10.00	0.02	0.19	0.21	(0.04)	—	(0.04)	10.17
March 31, 2020	10.06	0.08	(0.06)	0.02	(0.08)	—	(0.08)	10.00
March 31, 2019	9.96	0.06	0.09	0.15	(0.05)	—	(0.05)	10.06
March 31, 2018	10.02	0.03	(0.07)	(0.04)	(0.02)	—	(0.02)	9.96
March 31, 2017(f)	10.11	0.02	(0.09)	(0.07)	(0.02)	—	(0.02)	10.02
April 30, 2016	10.10	0.03	0.01	0.04	(0.03)	—	(0.03)	10.11
April 30, 2015	10.14	0.06	(0.04)	0.02	(0.06)	—	(0.06)	10.10
Class C2 (8/11)
March 31, 2021(e)	10.02	0.04	0.19	0.23	(0.06)	—	(0.06)	10.19
March 31, 2020	10.08	0.12	(0.06)	0.06	(0.12)	—	(0.12)	10.02
March 31, 2019	9.97	0.11	0.09	0.20	(0.09)	—	(0.09)	10.08
March 31, 2018	10.03	0.07	(0.06)	0.01	(0.07)	—	(0.07)	9.97
March 31, 2017(f)	10.11	0.06	(0.08)	(0.02)	(0.06)	—	(0.06)	10.03
April 30, 2016	10.10	0.06	0.01	0.07	(0.06)	—	(0.06)	10.11
April 30, 2015	10.14	0.06	(0.04)	0.02	(0.06)	—	(0.06)	10.10
Class I (10/02)
March 31, 2021(e)	10.04	0.07	0.19	0.26	(0.09)	—	(0.09)	10.21
March 31, 2020	10.10	0.18	(0.06)	0.12	(0.18)	—	(0.18)	10.04
March 31, 2019	9.99	0.16	0.10	0.26	(0.15)	—	(0.15)	10.10
March 31, 2018	10.04	0.13	(0.06)	0.07	(0.12)	—	(0.12)	9.99
March 31, 2017(f)	10.13	0.11	(0.10)	0.01	(0.10)	—	(0.10)	10.04
April 30, 2016	10.11	0.12	0.01	0.13	(0.11)	—	(0.11)	10.13
April 30, 2015	10.15	0.12	(0.04)	0.08	(0.12)	—	(0.12)	10.11

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

2.47%	$299,334	0.69%*	1.17%*	0.69%*	1.17%*	20%
0.96	259,148	0.69	1.57	0.69	1.57	37
2.42	156,526	0.72	1.44	0.72	1.44	45
0.41	168,828	0.72	1.09	0.72	1.09	28
0.08	187,573	0.71*	0.97*	0.71*	0.97*	44
1.01	174,484	0.71	0.97	0.71	0.97	24
0.57	184,317	0.71	0.97	0.71	0.97	36

2.07	17,585	1.49*	0.38*	1.49*	0.38*	20
0.16	17,781	1.49	0.77	1.49	0.77	37
1.53	6,879	1.52	0.64	1.52	0.64	45
(0.37)	8,193	1.52	0.29	1.52	0.29	28
(0.73)	10,069	1.51*	0.17*	1.51*	0.17*	44
0.41	6,971	1.51	0.17	1.38	0.30	24
0.22	4,615	1.50	0.16	1.05	0.61	36

2.29	3,895	1.04*	0.83*	1.04*	0.83*	20
0.60	4,135	1.04	1.21	1.04	1.21	37
2.05	6,147	1.06	1.07	1.06	1.07	45
0.05	9,384	1.07	0.74	1.07	0.74	28
(0.25)	12,097	1.06*	0.62*	1.06*	0.62*	44
0.65	13,325	1.06	0.62	1.06	0.62	24
0.22	16,524	1.06	0.63	1.06	0.63	36

2.58	463,737	0.49*	1.37*	0.49*	1.37*	20
1.16	440,687	0.49	1.77	0.49	1.77	37
2.62	433,253	0.52	1.64	0.52	1.64	45
0.69	401,052	0.51	1.29	0.51	1.29	28
0.14	430,038	0.51*	1.17*	0.51*	1.17*	44
1.29	454,620	0.51	1.16	0.51	1.16	24
0.75	515,315	0.50	1.17	0.50	1.17	36

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. During the fiscal years ended April 30, 2015 and April 30, 2016, the Advisor agreed to waive 0.45% of the 12b-1 distribution and/or service fees for Class C Shares through August 31, 2015. After August 31, 2015, the Adviser is no longer waiving fees or reimbursing expenses for Class C Shares.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(e)	For the six months ended September 30, 2020.
(f)	For the eleven months ended March 31, 2017.
*	Annualized.
**	Rounds to less than $0.01 per share.
See accompanying notes to financial statements.

Notes to Financial Statements
(Unaudited)
1.  General Information
Trust and Fund Information
Nuveen Municipal Trust and Nuveen Investment Funds, Inc. (each a “Trust” and collectively, the “Trusts”), are open-end management investment companies registered under the Investment Company Act of 1940, (the "1940 Act"), as amended. Nuveen Municipal Trust is comprised of Nuveen All-American Municipal Bond Fund (“All-American”), Nuveen Intermediate Duration Municipal Bond Fund (“Intermediate Duration”) and Nuveen Limited Term Municipal Bond Fund (“Limited Term”), among others, and Nuveen Investment Funds, Inc. is comprised of Nuveen Short Term Municipal Bond Fund (“Short Term”), among others, (each a “Fund” and collectively, the “Funds”), as diversified funds. Nuveen Municipal Trust was organized as a Massachusetts business trust on July 1, 1996. Nuveen Investment Funds, Inc. was incorporated in the State of Maryland on August 20, 1987. The Funds, were each organized as a series of predecessor trusts or corporations prior to that date.
The end of the reporting period for the Funds is September 30, 2020, and the period covered by these Notes to Financial Statements is the six-months ended September 30, 2020 (the "current fiscal period”).
Investment Adviser and Sub-Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Fund Mergers
During May 2020, the Funds’ Board of Directors/Trustees (the “Board”) approved the merger of Nuveen Tennessee Municipal Bond Fund (the "Target Fund") into All-American (the "Acquiring Fund") (the "Reorganization"). During September 2020, shareholders of the Target Fund approved the Reorganization.
Upon the closing of the Reorganization, the Target Fund will transfer its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Target Fund. The Target Fund will then be liquidated, dissolved and terminated in accordance with its Declaration of Trust. Shareholders of its Target Fund will become shareholders of the Acquiring Fund. Each Target Fund shareholder will receive shares of the Acquiring Fund, the aggregate net asset vaule ("NAV") of which is equal to the aggregate NAV of the shares of the Target Fund held immediately prior to the Reorganization (including for this purpose fractional Acquiring Fund shares to which shareholders would be entitled).
The Reorganization will take place after the close of business on January 8, 2021.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge. Class A Share purchases of $250,000 or more are sold at NAV without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% (0.70% for Limited Term and Short Term) if redeemed within eighteen months (twelve months for shares of Short Term) of purchase. Class C Shares are sold without an up-front sales charge. The Funds will issue Class C2 Shares upon the exchange of Class C2 Shares from another Nuveen mutual fund or for the purposes of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts. Class C and C2 Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Class R6 Shares and Class I Shares are sold without an up-front sale charge.
Other Matters
The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds' normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

2.  Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services — Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation
Neither Trust pays compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the each Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications
Under each Trust’s organizational documents, its officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to each Trust. In addition, in the normal course of business, each Trust enters into contracts that provide general indemnifications to other parties. Each Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Trust that have not yet occurred. However, each Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of dividend income, which is recorded on the ex-dividend date. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Investment Income, is also comprised of interest income, which is recorded on an accrual basis and includes accretion of discounts and the amortization of premium for financial reporting purposes. Investment Income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative value of the settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. 12b-1 distribution and service fees are allocated on a class-specific basis.
Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative settled shares.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 - Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
Reference Rate Reform
In March 2020, FASB issued Accounting Standards Update ("ASU") 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR)

Notes to Financial Statements (Unaudited) (continued)
quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only changes to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the optional expedients as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the optional expedients, but is currently assessing the impact of the ASU’s adoption to the Funds’ financial statements and various filings.
3.  Investment Valuation and Fair Value Measurements
The Funds' investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date. Foreign equity securities are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. To the extent these securities are actively traded and that valuation adjustments are not applied, they are generally classified as Level 1. If there is no official close of business, then the latest available sale price is utilized. If no sales are reported, then the mean of the latest available bid and ask prices is utilized and are generally classified as Level 2.
Prices of fixed-income securities are generally provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2.
Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.
Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.
The following table summarizes the market value of the Funds' investments as of the end of the reporting period, based on the inputs used to value them:

All-American	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$6,821,787,048	$321,805**	$6,822,108,853
Common Stocks	—	16,541,991***	—	16,541,991
Corporate Bonds	—	160,488	16**	160,504
Short-Term Investments*:
Municipal Bonds	—	15,941,744	—	15,941,744
Investments in Derivatives:
Futures Contracts****	(127,772)	—	—	(127,772)
Total	$(127,772)	$6,854,431,271	$321,821	$6,854,625,320

Intermediate Duration	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$8,807,987,040	$ —	$8,807,987,040
Common Stocks	—	61,306,247***	—	61,306,247
Short-Term Investments*:
Municipal Bonds	—	187,908,849	—	187,908,849
Total	$ —	$9,057,202,136	$ —	$9,057,202,136

Limited Term	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$6,805,210,727	$ —	$6,805,210,727
Common Stocks	—	64,708,522***	—	64,708,522
Short-Term Investments*:
Municipal Bonds	—	318,002,482	—	318,002,482
Total	$ —	$7,187,921,731	$ —	$7,187,921,731

Short Term	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$705,284,866	$ —	$705,284,866
Common Stocks	—	509,496***	—	509,496
Short-Term Investments*:
Municipal Bonds	—	69,685,979	—	69,685,979
Total	$ —	$775,480,341	$ —	$775,480,341

*	Refer to the Fund's Portfolio of Investments for state and/or industry classifications, where applicable.
**	Refer to the Fund's Portfolio of Investments for securities classified as Level 3.
***	Refer to the Fund's Portfolio of Investments for securities classified as Level 2.
****	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
4.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater

Notes to Financial Statements (Unaudited) (continued)
will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB)  –  Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF)  –  Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations Outstanding	All-American	Intermediate Duration	Limited Term	Short Term
Floating rate obligations: self-deposited Inverse Floaters	$256,345,000	$ —	$ —	$ —
Floating rate obligations: externally-deposited Inverse Floaters	—	12,490,000	—	—
Total	$256,345,000	$12,490,000	$ —	$ —
During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rates and fees related to self-deposited Inverse Floaters, were as follows:
Self-Deposited Inverse Floaters	All-American	Intermediate Duration	Limited Term	Short Term
Average floating rate obligations outstanding	$100,272,459	$ —	$ —	$ —
Average annual interest rate and fees	0.90%	—%	—%	—%
TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond are not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the

Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations - Recourse Trusts	All-American	Intermediate Duration	Limited Term	Short Term
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$256,345,000	$ —	$ —	$ —
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	—	12,490,000	—	—
Total	$256,345,000	$12,490,000	$ —	$ —
Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investment Transactions
Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period, were as follows:
	All-American	Intermediate Duration	Limited Term	Short Term
Purchases	$1,850,032,153	$989,004,248	$1,590,765,991	$205,494,501
Sales and maturities	692,954,396	946,657,324	556,954,998	139,270,956
The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.
Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Futures Contracts
Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for investments in futures contracts” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to

Notes to Financial Statements (Unaudited) (continued)
depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.
During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.
Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.
During the current fiscal period, All-American managed the duration of its portfolio by shorting interest rate futures contracts.
The average notional amount of futures contracts outstanding during the current fiscal period was as follows:
All-American
Average notional amount of futures contracts outstanding*	$29,701,730

*	The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the the end of each fiscal quarter within the current fiscal period.
The following table presents the fair value of all futures contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.
	Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
All-American
Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$(127,772)	—	$ —
*      Value represents the cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Fund's portfolio of Investments and not the daily asset and/or liability derivative location as described in the table above.
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.
Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
All-American	Interest rate	Futures contracts	$(1,497,830)	$1,225,250
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

5.  Fund Shares
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Six Months Ended 9/30/20		Year Ended 3/31/20
All-American	Shares	Amount	Shares	Amount
Shares sold:
Class A	40,751,625	$ 477,887,863	93,051,950	$ 1,103,470,230
Class A – automatic conversion of Class C Shares	—	—	7,739	91,680
Class A – automatic conversion of Class C2 Shares	21,698	249,598	32,396	390,340
Class C	3,304,222	38,517,503	7,030,334	83,408,450
Class C2	100,012	1,145,477	123,826	1,475,137
Class R6	4,105,239	48,292,552	3,397,004	40,545,354
Class I	83,049,168	973,500,851	118,371,609	1,410,754,267
Shares issued to shareholders due to reinvestment of distributions:
Class A	2,379,203	27,811,851	4,757,837	56,618,097
Class C	180,704	2,111,427	397,214	4,723,135
Class C2	61,642	719,673	215,060	2,556,794
Class R6	63,960	753,191	77,813	931,330
Class I	2,676,258	31,448,897	5,371,588	64,188,518
	136,693,731	1,602,438,883	232,834,370	2,769,153,332
Shares redeemed:
Class A	(19,574,126)	(227,927,758)	(35,539,224)	(415,210,763)
Class C	(2,706,791)	(31,722,842)	(2,957,217)	(34,872,286)
Class C – automatic conversion to Class A Shares	—	—	(7,743)	(91,680)
Class C2	(3,241,271)	(38,274,843)	(4,340,296)	(51,788,782)
Class C2 – automatic conversion to Class A Shares	(21,679)	(249,598)	(32,394)	(390,340)
Class R6	(677,026)	(7,914,066)	(947,501)	(11,256,058)
Class I	(33,855,062)	(395,588,714)	(52,892,750)	(619,237,075)
	(60,075,955)	(701,677,821)	(96,717,125)	(1,132,846,984)
Net increase (decrease)	76,617,776	$ 900,761,062	136,117,245	$ 1,636,306,348

	Six Months Ended 9/30/20		Year Ended 3/31/20
Intermediate Duration	Shares	Amount	Shares	Amount
Shares sold:
Class A	19,685,480	$ 185,746,167	31,399,817	$ 296,537,133
Class A – automatic conversion of Class C2 Shares	1,115	10,404	1,704	15,817
Class C	1,001,669	9,447,786	2,139,638	20,197,769
Class C2	28,122	260,369	39,071	368,981
Class I	205,464,755	1,940,138,806	360,105,751	3,407,652,238
Shares issued to shareholders due to reinvestment of distributions:
Class A	760,860	7,156,619	1,671,740	15,823,186
Class C	36,811	346,139	88,218	834,720
Class C2	14,729	138,492	59,608	564,063
Class I	5,460,721	51,518,945	12,963,096	123,066,010
	232,454,262	2,194,763,727	408,468,643	3,865,059,917
Shares redeemed:
Class A	(10,689,248)	(100,076,635)	(15,092,634)	(141,533,389)
Class C	(689,533)	(6,516,469)	(1,045,275)	(9,817,320)
Class C2	(1,243,849)	(11,766,112)	(1,802,224)	(17,071,895)
Class C2 – automatic conversion to Class A Shares	(1,114)	(10,404)	(1,702)	(15,817)
Class I	(187,192,241)	(1,772,960,786)	(195,227,236)	(1,819,086,580)
	(199,815,985)	(1,891,330,406)	(213,169,071)	(1,987,525,001)
Net increase (decrease)	32,638,277	$ 303,433,321	195,299,572	$ 1,877,534,916

Notes to Financial Statements (Unaudited) (continued)
	Six Months Ended 9/30/20		Year Ended 3/31/20
Limited Term	Shares	Amount	Shares	Amount
Shares sold:
Class A	29,759,859	$ 334,759,273	45,297,320	$ 507,256,277
Class A – automatic conversion of Class C2 Shares	9,441	104,989	31,931	358,076
Class C	1,090,834	12,194,374	2,033,862	22,558,019
Class C2	52,838	585,972	100,240	1,117,155
Class I	160,079,642	1,797,155,372	166,826,663	1,858,924,731
Shares issued to shareholders due to reinvestment of distributions:
Class A	844,967	9,485,952	1,680,938	18,848,405
Class C	34,054	380,736	73,944	825,893
Class C2	41,265	461,743	162,282	1,814,892
Class I	2,583,215	28,901,747	5,216,897	58,295,022
	194,496,115	2,184,030,158	221,424,077	2,469,998,470
Shares redeemed:
Class A	(13,833,271)	(155,149,059)	(26,398,220)	(293,316,371)
Class C	(1,522,024)	(17,055,699)	(1,638,477)	(18,203,283)
Class C2	(4,328,658)	(48,575,032)	(7,935,268)	(88,839,237)
Class C2 – automatic conversion to Class A Shares	(9,463)	(104,989)	(32,002)	(358,076)
Class I	(64,361,099)	(717,990,243)	(130,418,677)	(1,444,981,413)
	(84,054,515)	(938,875,022)	(166,422,644)	(1,845,698,380)
Net increase (decrease)	110,441,600	$1,245,155,136	55,001,433	$ 624,300,090

	Six Months Ended 9/30/20		Year Ended 3/31/20
Short Term	Shares	Amount	Shares	Amount
Shares sold:
Class A	10,191,614	$ 103,260,249	20,066,830	$ 201,819,219
Class A – automatic conversion of Class C Shares	—	—	3,236	32,658
Class A – automatic conversion of Class C2 Shares	48	490	36,952	376,037
Class C	371,187	3,726,177	1,756,551	17,589,911
Class C2	76	777	79,278	795,909
Class I	11,722,322	119,056,819	16,959,155	171,858,383
Shares issued to shareholders due to reinvestment of distributions:
Class A	180,856	1,836,251	216,511	2,197,913
Class C	5,685	57,537	5,004	50,642
Class C2	2,221	22,528	5,121	51,943
Class I	224,932	2,285,742	434,057	4,412,746
	22,698,941	230,246,570	39,562,695	399,185,361
Shares redeemed:
Class A	(6,860,411)	(69,294,946)	(9,998,642)	(100,766,690)
Class C	(425,512)	(4,305,921)	(664,054)	(6,642,755)
Class C – automatic conversion to Class A Shares	—	—	(3,246)	(32,658)
Class C2	(32,715)	(331,215)	(244,643)	(2,480,121)
Class C2 – automatic conversion to Class A Shares	(49)	(490)	(36,988)	(376,037)
Class I	(10,415,711)	(105,530,322)	(16,404,982)	(166,256,055)
	(17,734,398)	(179,462,894)	(27,352,555)	(276,554,316)
Net increase (decrease)	4,964,543	$ 50,783,676	12,210,140	$ 122,631,045
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund's investment portfolio, as determined on a federal income tax basis, as of September 30, 2020.
For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.
	All-American	Intermediate Duration	Limited Term	Short Term
Tax cost of investments	$6,230,934,151	$8,632,173,782	$6,979,193,432	$761,599,997
Gross unrealized:
Appreciation	$ 417,597,947	$ 464,183,242	$ 225,888,910	$ 15,005,527
Depreciation	(50,228,829)	(39,154,888)	(17,160,611)	(1,125,183)
Net unrealized appreciation (depreciation) of investments	$ 367,369,118	$ 425,028,354	$ 208,728,299	$ 13,880,344
Permanent differences, primarily due to federal taxes paid and taxable market discount, resulted in reclassifications among the Funds’ components of net assets as of March 31, 2020, the Funds' last tax year end.
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of March 31, 2020, the Funds’ last tax year end, were as follows:
	All-American	Intermediate Duration	Limited Term	Short Term
Undistributed net tax-exempt income[1]	$6,033,841	$22,442,224	$21,342,073	$2,944,694
Undistributed net ordinary income[2]	1,049,408	2,066,465	1,598,803	1,337
Undistributed net long-term capital gains	—	—	—	—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period March 1, 2020 through March 31, 2020, and paid on April 1, 2020.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
The tax character of distributions paid during the Funds' last tax year ended March 31, 2020 was designated for purposes of the dividends paid deduction as follows:
	All-American	Intermediate Duration	Limited Term	Short Term
Distributions from net tax-exempt income	$170,497,058	$224,201,350	$118,049,885	$10,112,611
Distributions from net ordinary income[2]	490,785	977,584	146,722	3,225
Distributions from net long-term capital gains	—	—	—	—

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
As of March 31, 2020, the Funds' last tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
	All-American	Intermediate Duration	Limited Term	Short Term
Not subject to expiration:
Short-term	$79,930,381	$17,769,113	$11,029,890	$ 239,962
Long-term	16,916,838	221,616	16,468,627	1,030,981
Total	$96,847,219	$17,990,729	$27,498,517	$1,270,943
During the Funds' last tax year ended March 31, 2020, the following Funds utilized capital loss carryforwards as follows:
	Intermediate Duration	Short Term
Utilized capital loss carryforwards	$3,126,313	$145,668

Notes to Financial Statements (Unaudited) (continued)
7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Average Daily Net Assets	All- American	Intermediate Duration	Limited Term	Short Term
For the first $125 million	0.3000%	0.3000%	0.2500%	0.2500%
For the next $125 million	0.2875	0.2875	0.2375	0.2375
For the next $250 million	0.2750	0.2750	0.2250	0.2250
For the next $500 million	0.2625	0.2625	0.2125	0.2125
For the next $1 billion	0.2500	0.2500	0.2000	0.2000
For the next $3 billion	0.2250	0.2250	0.1750	0.1750
For the next $5 billion	0.2000	0.2000	0.1500	0.1500
For net assets of $10 billion and greater	0.1875	0.1875	0.1375	0.1375
The annual complex-level fee, payable monthly, for each Fund is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and for All-American, Intermediate Duration and Short Term, making, as appropriate, an upward adjustment to that rate based upon the percentage of the fund’s assets that are not “eligible assets.” The complex level fee schedule for each Fund is as follows:
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*     The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of September 30, 2020, the complex-level fee for each Fund was as follows:
Fund	Complex-Level Fee
All-American	0.1601%
Intermediate Duration	0.1606%
Limited Term	0.1575%
Short Term	0.1727%

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the following Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table. The expense limitation may be terminated or modified only with the approval of shareholders of the Fund.
Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Intermediate Duration	N/A	N/A	0.75%
N/A - Not applicable.
Distribution and Service Fees
Each Fund has adopted a distribution and service plan under rule 12b-1 under the 1940 Act. Class A Shares incur a 0.20% annual 12b-1 service fee. Class C Shares incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C2 Shares incur a 0.55% (0.35% for Limited Term and Short Term) annual 12b-1 distribution fee and a 0.20% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to 12b-1 distribution or service fees. The fees under this plan compensate Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, for services provided and expenses incurred in distributing shares of the Funds and establishing and maintaining shareholder accounts.
Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds or accounts managed by the Sub-Adviser (“Affiliated Entity”) under specified conditions outlined in procedures adopted by the Board ("cross-trade"). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. These transactions are effected at the current market price (as provided by an independent pricing service) without incurring broker commissions.
During the current fiscal period, the Funds engaged in cross trades pursuant to these procedures as follows:
Cross-Trades	All-American	Intermediate Duration	Limited Term	Short Term
Purchases	$83,228,660	$ 59,800,000	$92,625,000	$6,000,000
Sales	39,001,932	155,045,000	15,000,000	6,855,000
During the current fiscal period, the Distributor, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
	All-American	Intermediate Duration	Limited Term	Short Term
Sales charges collected	$3,278,073	$1,168,803	$1,260,735	$304,342
Paid to financial intermediaries	3,191,285	1,147,358	1,235,485	301,153
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
	All-American	Intermediate Duration	Limited Term	Short Term
Commission advances	$2,906,661	$1,134,245	$1,208,639	$294,519
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C and Class C2 Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	All-American	Intermediate Duration	Limited Term	Short Term
12b-1 fees retained	$342,680	$80,723	$87,723	$52,147

Notes to Financial Statements (Unaudited) (continued)
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	All-American	Intermediate Duration	Limited Term	Short Term
CDSC retained	$333,743	$186,963	$129,964	$36,800
8.  Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.405 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2021 unless extended or renewed.
The credit facility has the following terms: a 0.10% upfront fee, 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% (1.00% prior to June 24, 2020) per annum or (b) the Fed Funds rate plus 1.25% (1.00% prior to June 24, 2020) per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Interest expense” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the following Funds utilized this facility. Each Fund's maximum outstanding balance during the utilization period was a follows:
	All- American	Intermediate Duration	Limited Term
Maximum outstanding balance	$41,500,000	$117,800,000	$21,800,000
During each Fund's utilization period(s) during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:
	All- American	Intermediate Duration	Limited Term
Utilization period (days outstanding)	27	10	7
Average daily balance outstanding	$18,340,741	$80,120,000	$9,628,571
Average annual interest rate	1.37%	1.71%	1.96%
Borrowings outstanding as of the end of the reporting period, if any, are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable.
9.  Subsequent Events
Class C and Class C2 Shares
Effective March 1, 2021, Class C and Class C2 Shares will automatically convert to Class A Shares eight years after purchase.

Additional Fund Information
Investment Adviser
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Custodian
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC's website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request by calling Nuveen toll-free at (800) 257-8787 or Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.
Effective Leverage (Effective Leverage Ratio): Effective leverage is investment exposure created either directly through certain borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. The calculation of the Effective Leverage Ratio reflects borrowings effected on a long-term basis for investment purposes, but excludes borrowings that may occur, on a transient basis, in connection with a Fund’s day-to-day operations primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades.
Industrial Development Revenue Bond (IDR)  – A unique type of revenue bond issued by a state or local government agency on behalf of a private sector company and intended to build or acquire factories or other heavy equipment and tools.
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.
Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.
Lipper General & Insured Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper General & Insured Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Intermediate Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Intermediate Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Lipper Short-Intermediate Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Short-Intermediate Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Lipper Short Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Short Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.
S&P Municipal Bond Intermediate Index: An unleveraged, market value-weighted index containing all bonds in the S&P Municipal Bond Index that mature between 3 and 14.999 years. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
S&P Municipal Bond Short Index: An unleveraged, market value-weighted index containing all of the bonds in the S&P Municipal Bond Index with maturities between 6 months and 3.999 years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
S&P Municipal Bond Short-Intermediate Index: An unleveraged, market value-weighted index containing all bonds in the S&P Municipal Bond Index that mature between 1 and 7.999 years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.
Weighted Average Maturity: The average time to maturity of debt securities held in a Fund.
Weighted Average Portfolio Duration: The weighted average duration, including the effects of leverage, of a fund’s bonds and loans, which is a measure of the fund’s price sensitivity expressed in years.

Glossary of Terms Used in this Report (continued)
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Annual Investment Management Agreement Approval Process
At a meeting held on May 19-21, 2020 (the “May Meeting”), the Board of Trustees or Directors, as applicable (the “Board” and each Trustee or Director, a “Board Member”) of the Funds, which is comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for each Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (each, a “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the investment sub-adviser to such Fund. Although the 1940 Act requires that continuances of the Advisory Agreements (as defined below) be approved by the in-person vote of a majority of the Independent Board Members, the May Meeting was held virtually through the internet in view of the health risks associated with holding an in-person meeting during the COVID-19 pandemic and governmental restrictions on gatherings. The May Meeting was held in reliance on an order issued by the Securities and Exchange Commission on March 13, 2020, as extended on March 25, 2020, which provided registered investment companies temporary relief from the in-person voting requirements of the 1940 Act with respect to the approval of a fund's advisory agreement in response to the challenges arising in connection with the COVID-19 pandemic.
Following up to an initial two-year period, the Board considers the renewal of each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.” Throughout the year, the Board and its committees meet regularly and, at these meetings, review an extensive array of topics and information that are relevant to its annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance; the Adviser’s strategic plans; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers to the funds; valuation of securities; fund expenses; payments to financial intermediaries, including 12b-1 fees and sub-transfer agency fees, if applicable; and overall market and regulatory developments.
In addition to the information and materials received during the year, the Board, in response to a request made on its behalf by independent legal counsel, received extensive materials and information prepared specifically for its annual consideration of the renewal of the advisory agreements for the Nuveen funds by the Adviser and by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of each sub-adviser to the Nuveen funds and the applicable investment teams; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Adviser and the sub-advisers as a result of their relationships with the Nuveen funds.
In continuing its practice, the Board met prior to the May Meeting to begin its considerations of the renewal of the Advisory Agreements. Accordingly, on April 27-28, 2020 (the “April Meeting”), the Board met to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub-adviser to the Nuveen funds. In its review, the Board recognized the volatile market conditions occurring during the first half of 2020 arising, in part, from the public health crisis caused by the novel coronavirus known as COVID-19 and the resulting impact on fund performance. Accordingly, the Board reviewed, among other things, fund performance reflecting the more volatile periods, including for various time periods ended the first quarter of 2020 and for various time periods ended April 17, 2020. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting. In continuing its review of the Nuveen funds in light of the extraordinary market conditions experienced in early 2020, the Board received updated fund performance data reflecting various time periods ended May 8, 2020 for its May Meeting. The Board also continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible.
The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and sub-advisers in their review of the advisory agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.

Annual Investment Management Agreement Approval Process (continued)
The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.
The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided throughout the year and at the April and May Meetings, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Independent Board Members considered the Investment Management Agreements and the Sub-Advisory Agreements separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the Sub-Adviser in providing services to the Funds.
With respect to the Adviser, the Board recognized that the Adviser has provided a vast array of services the scope of which has expanded over the years in light of regulatory, market and other developments, such as the development of a liquidity management program and expanded compliance programs for the Nuveen funds. The Board also noted the extensive resources, tools and capabilities the Adviser and its affiliates devoted to the various operations of the Nuveen funds. These services include, but are not limited to: investment oversight, risk management and securities valuation services (such as analyzing investment performance and risk data; overseeing and reviewing the various sub-advisers to the Nuveen funds and their investment teams; overseeing trade execution, soft dollar practices and securities lending activities; providing daily valuation services and developing related valuation policies, procedures and methodologies; overseeing risk disclosure; periodic testing of investment and liquidity risks; participating in financial statement and marketing disclosures; participating in product development; and participating in leverage management and liquidity monitoring); product management (such as analyzing a fund’s position in the marketplace, setting dividends, preparing shareholder and intermediary communications and other due diligence support); fund administration (such as preparing fund tax returns and other tax compliance services, overseeing the funds’ independent public accountants and other service providers; managing fund budgets and expenses; and helping to fulfill the funds’ regulatory filing requirements); oversight of shareholder services and transfer agency functions (such as overseeing transfer agent service providers which include registered shareholder customer service and transaction processing; and overseeing proxy solicitation and tabulation services); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as devising compliance programs; managing compliance policies; monitoring compliance with applicable fund policies and laws and regulations; and evaluating the compliance programs of the various sub-advisers to the Nuveen funds and certain other service providers); and legal support and oversight of outside law firms (such as helping to prepare and file registration statements and proxy statements; overseeing fund activities and providing legal interpretations regarding such activities; and negotiating agreements with other fund service providers).
The Board also recognized that the Adviser and its affiliates have undertaken a number of initiatives over the previous year that benefited the complex and/or particular Nuveen funds including, but not limited to:
•	Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to enhance the shareholder outcomes through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations; launching new share classes; reviewing and updating investment policies and benchmarks; closing funds to new investments; rebranding the exchange-traded fund (“ETF”) product line; and integrating certain investment teams and changing the portfolio managers serving various funds;
•	Capital Initiatives – continuing to invest capital to support new Nuveen funds with initial capital as well as to facilitate modifications to the strategies or structure of existing funds;
•	Liquidity Management – implementing the liquidity risk management program which was designed to assess and manage the liquidity risk of the Nuveen funds. The Board noted that this program was particularly helpful in addressing the high volatility and liquidity challenges that arose in the market, particularly for the high yield municipal sector, during the first half of 2020;
•	Compliance Program Initiatives – continuing efforts to mitigate compliance risk, increase operating efficiencies, strengthen key compliance program elements and support international business growth and other objectives through, among other things, integrating various investment teams across affiliates, consolidating marketing review functions, enhancing compliance related technologies and establishing and maintaining shared broad-based compliance policies throughout the organization and its affiliates;

•	Risk Management and Valuation Services – continuing efforts to provide Nuveen with a more disciplined and consistent approach to identifying and mitigating the firm’s operational risks through, among other things, enhancing the interaction and reporting between the investment risk management team and various affiliates and adopting a risk operational framework across the complex;
•	Regulatory Matters – continuing efforts to monitor regulatory trends and advocate on behalf of the Nuveen funds, to implement and comply with new or revised rules and mandates and to respond to regulatory inquiries and exams;
•	Government Relations – continuing efforts of various Nuveen teams and affiliates to develop policy positions on a broad range of issues that may impact the Nuveen funds, advocate and communicate these positions to lawmakers and other regulatory authorities and work with trade associations to ensure these positions are represented;
•	Business Continuity, Disaster Recovery and Information Services – continuing to periodically test business continuity and disaster recovery plans, maintain an information security program designed to identify and manage information security risks, and provide reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, potential impact of new or revised laws and regulations, incident tracking and other relevant information technology risk-related reports; and
•	Expanded Dividend Management Services – continuing to manage the dividends among the varying types of Nuveen funds within the Nuveen complex to be consistent with the respective fund’s product design and investing resources to develop systems to assist in the process for newer products such as target term funds and ETFs.
The Board also noted the benefits to shareholders of investing in a Nuveen fund, as each Nuveen fund is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the funds including during stressed times as occurred in the market in the first half of 2020. In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio under the oversight of the Adviser and the Board. The Board considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the Sub-Adviser’s assets under management and changes thereto, a summary of the applicable investment team and changes thereto, the investment approach of the team and the performance of the funds sub-advised by the Sub-Adviser over various periods. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance program and trade execution. The Board also considered the structure of investment personnel compensation programs and whether this structure provides appropriate incentives to act in the best interests of the respective Nuveen funds. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered a variety of investment performance data of the Nuveen funds they advise. In this regard, the Board reviewed, among other things, Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2019. The performance data was based on Class A shares; however, the performance of other classes should be substantially similar as they invest in the same portfolio of securities and differences in performance among the classes would be principally attributed to the variations in the expense structures of the classes. Unless otherwise indicated, the performance data referenced below reflects the periods ended December 31, 2019. In general, the year 2019 was a period of strong market performance. However, as noted above, the Board recognized the unprecedented market volatility and decline that occurred in early 2020 and the significant impact it would have on fund performance. As a result, the Board reviewed performance data capturing more recent time periods, including performance data reflecting the first quarter of 2020 as well as performance data for various periods ended April 17, 2020 for its April Meeting and May 8, 2020 for its May Meeting.
The Board reviewed both absolute and relative fund performance during the annual review over the various time periods. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). For funds that had changes in portfolio managers, the Board considered performance data of such funds before and after such changes. In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) as well as differences in the composition of the Performance Peer Group over time will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high.

Annual Investment Management Agreement Approval Process (continued)
As noted above, the Board reviewed fund performance over various periods ended December 31, 2019 as well as the first quarter of 2020 and various time periods ended April 17, 2020 and May 8, 2020. In light of the significant market decline in the early part of 2020, the Board noted that a shorter period of underperformance may significantly impact longer term performance. Further, the Board recognized that performance data may differ significantly depending on the ending date selected and accordingly, performance results for periods ended at the year-end of 2019 may vary significantly from performance results for periods ended in the first quarter of 2020, particularly given the extraordinary market conditions at that time as the impact of COVID-19 and other market developments unfolded. The Board considered a fund’s performance in light of the overall financial market conditions. In addition, the Board recognized that shareholders may evaluate performance based on their own holding periods which may differ from the periods reviewed by the Board and lead to differing results.
In addition to the performance data prepared in connection with the annual review of the advisory agreements of the Nuveen funds, the Board reviewed fund performance throughout the year at its quarterly meetings representing differing time periods and took into account the discussions that occurred at these Board meetings in evaluating a fund’s overall performance. The Board also considered, among other things, the Adviser’s analysis of each Nuveen fund’s performance, with particular focus on funds that were considered performance outliers (both overperformance and underperformance), the factors contributing to the performance and any steps taken to address any performance concerns. Given the volatile market conditions of early 2020, the Board considered the Adviser’s analysis of the impact of such conditions on the Nuveen funds’ performance.
The Board evaluated performance in light of various factors, including general market conditions, issuer-specific information, asset class information, fund cash flows and other factors. Accordingly, depending on the facts and circumstances, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below its benchmark or peer group for certain periods. However, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.
The Board’s determinations with respect to each Fund are summarized below.
For Nuveen All-American Municipal Bond Fund (the “All-American Fund”), the Board noted that the Fund outperformed its benchmark and ranked in the first quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2019. With the market decline in the first quarter of 2020, although the Fund’s performance was below the performance of its benchmark and the Fund ranked in the third quartile of its Performance Peer Group for the one-year period ended March 31, 2020, the Fund outperformed its benchmark and ranked in the first quartile of its Performance Peer Group for the three- and five-year periods ended March 31, 2020. The Board was satisfied with the Fund’s overall performance.
For Nuveen Intermediate Duration Municipal Bond Fund (the “Intermediate Duration Fund”), the Board noted that although the Fund’s performance was below the performance of its benchmark for the one- and five-year periods ended December 31, 2019, the Fund outperformed its benchmark for the three-year period ended December 31, 2019. The Fund further ranked in the first quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2019. With the market decline in the first quarter of 2020, the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended March 31, 2020. The Fund, however, ranked in the third quartile of its Performance Peer Group for the one-year period ended March 31, 2020 and first quartile for the three- and five-year periods ended March 31, 2020. The Board was satisfied with the Fund’s overall performance.
For Nuveen Limited Term Municipal Bond Fund (the “Limited Term Fund”), the Board noted that although the Fund’s performance was below the performance of its benchmark for the five-year period ended December 31, 2019, the Fund outperformed its benchmark for the one- and three-year periods ended December 31, 2019. The Fund further ranked in the second quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2019. With the market decline in the first quarter of 2020, although the Fund’s performance was below the performance of its benchmark for the one- and five-year periods ended March 31, 2020, the Fund outperformed its benchmark for the three-year period ended March 31, 2020. The Fund further ranked in the third quartile of its Performance Peer Group for the one-year period ended March 31, 2020, the first quartile of its Performance Peer Group for the three-year period ended March 31, 2020 and the second quartile of its Performance Peer Group for the five-year period ended March 31, 2020. The Board was satisfied with the Fund’s overall performance.
For Nuveen Short Term Municipal Bond Fund (the “Short Term Fund”), the Board noted that although the Fund’s performance was below the performance of its benchmark for the three- and five-year periods ended December 31, 2019, the Fund outperformed its benchmark for the one-year period ended December 31, 2019. The Fund further ranked in the second quartile of its Performance Peer Group for the one- and three-year periods ended December 31, 2019 and first quartile for the five-year period ended December 31, 2019. With the market decline in the first quarter of 2020, the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended March 31, 2020. The Fund, however, ranked in the third quartile of its Performance Peer Group for the one- and three-year periods ended March 31, 2020 and the second quartile of its Performance Peer Group for the five-year period ended March 31, 2020. The Board was satisfied with the Fund’s overall performance.
C. Fees, Expenses and Profitability
1. Fees and Expenses
As part of its annual review, the Board considered the contractual management fee and net management fee (the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a Nuveen fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the total operating expense ratio of each Nuveen fund before and after any fee waivers and/or expense reimbursements. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) and to a more focused subset of comparable funds (the “Peer Group”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and Peer Group and recognized that differences between the applicable fund and its respective Peer Universe and/or Peer Group as well as changes to the composition of the Peer Group and/or Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.
In their review, the Independent Board Members considered, in particular, each Nuveen fund with a net expense ratio of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”) and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, and the expense reimbursements and/or fee waivers provided by Nuveen for each fund, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $56.6 million and fund-level breakpoints reduced fees by $66.8 million in 2019. Further, fee caps and waivers for all applicable Nuveen funds saved approximately an additional $13.7 million in fees for shareholders in 2019.
With respect to the Sub-Adviser, the Board also considered the sub-advisory fee schedule paid to the Sub-Adviser in light of the sub-advisory services provided to the respective Fund, the breakpoint schedule and comparative data of the fees the Sub-Adviser charges to other clients, if any. In its review, the Board recognized that the compensation paid to the Sub-Adviser is the responsibility of the Adviser, not the Funds.
The Board noted that (i) the All-American Fund had a net management fee and a net expense ratio that were below the respective peer averages; (ii) the Intermediate Duration Fund and the Limited Term Fund each had a net management fee that was in line with the respective peer average and a net expense ratio that was below the respective peer average; and (iii) the Short Term Fund had a net management fee that was slightly higher than the peer average but a net expense ratio that was in line with the peer average.
Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts, passively managed ETFs sub-advised by the Sub-Adviser but that are offered by another fund complex and municipal managed accounts offered by an unaffiliated adviser. With respect to the Sub-Adviser, the Board reviewed, among other things, the fee range and average fee of municipal retail wrap accounts and municipal institutional accounts.
In considering the fee data of other clients, the Board considered, among other things, the differences in the amount, type and level of services provided to the Nuveen funds relative to other clients as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board recognized the complexity and myriad of services the Adviser had provided to the Nuveen funds compared to the other types of clients as the Adviser is principally responsible for all aspects of operating the funds, including complying with the increased regulatory requirements required when managing the funds as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs are passively managed compared to the active management of the other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by

Annual Investment Management Agreement Approval Process (continued)
the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In their review, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2019 and 2018. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax); revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services; and comparative profitability data comparing the margins of Nuveen compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line for the 2018 and 2019 calendar years.
In reviewing the profitability data, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is dependent on cost allocation methodologies to allocate expenses of Nuveen and its affiliates between the fund and non-fund businesses. The expenses to be allocated include direct expenses in servicing the Nuveen funds as well as indirect and/or shared costs (such as overhead, legal and compliance) some of which are attributed to the Nuveen funds pursuant to the cost allocation methodologies. The Independent Board Members reviewed a description of the cost allocation methodologies employed to develop the financial information and a summary of the history of changes to the methodology over the eleven-year period from 2008 to 2019. The Board had also appointed three Independent Board Members, along with the assistance of independent counsel, to serve as the Board’s liaisons to review the development of the profitability data and any proposed changes to the cost allocation methodology prior to incorporating any such changes and to report to the full Board. The Board recognized that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results. Based on the data, the Independent Board Members noted that Nuveen’s net margins were higher in 2019 than the previous year and considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between the years. The Board also noted the reinvestments of some of the profits into the business through, among other things, the investment of seed capital in certain funds and continued investments in enhancements to information technology, internal infrastructure and data management improvements and global investment and innovation projects.
As noted above, the Independent Board Members also considered Nuveen’s margins from its relationship to the Nuveen funds compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) to Nuveen for the calendar years 2019 and 2018. The Independent Board Members noted that Nuveen’s margins from its relationships with the Nuveen funds were on the low range compared to the adjusted margins of the peers. The Independent Board Members, however, recognized that it is difficult to make comparisons of profitability with other investment adviser peers given that comparative data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) which can have a significant impact on the results.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2019 and 2018 calendar years to consider the financial strength of TIAA. The Board recognized the benefit of having an investment adviser and its parent with significant resources, particularly during periods of market stress.
In addition to Nuveen, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed, among other things, the Sub-Adviser’s revenues, expenses and net revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2019 as well as its pre-tax and after-tax net revenue margins for 2019 compared to such margins for 2018. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ended December 31, 2019 and the pre- and post-tax revenue margins from 2019 and 2018.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds and whether these economies of scale have been appropriately shared with the funds. The Board recognized that although economies of scale are difficult to measure, there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. The Board noted that Nuveen generally has employed these various methods. In this regard, the Board noted that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. The Board reviewed the fund-level and complex-level fee schedules. The Board considered that the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows, and the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined. In the calculation of the complex-level component, the Board noted that it had approved the acquisition of several Nuveen funds by similar TIAA-CREF funds in 2019. However, to mitigate the loss of the assets of these Nuveen funds deemed eligible to be included in the calculation of the complex-wide fee when these Nuveen funds left the complex upon acquisition, Nuveen agreed to credit approximately $460 million to assets under management to the Nuveen complex in calculating the complex-wide component.
In addition to the fund-level and complex-level fee schedules, the Independent Board Members considered the temporary and/or permanent expense caps applicable to certain Nuveen funds (including the amounts of fees waived or amounts reimbursed to the respective funds in 2018 and 2019), including the permanent expense cap applicable to the Intermediate Duration Fund.
The Independent Board Members also recognized the Adviser’s continued reinvestment in its business through, among other things, investments in its business infrastructure and information technology, portfolio accounting system and other systems and platforms that will, among other things, support growth, simplify and enhance information sharing, and enhance the investment process to the benefit of all of the Nuveen funds.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members recognized that an affiliate of the Adviser serves as principal underwriter providing distribution and/or shareholder services to the open-end funds. The Independent Board Members further noted that subject to certain exceptions, the Nuveen open-end funds pay 12b-1 fees and while a majority of such fees were paid to third party broker-dealers, the Board reviewed the amount retained by the Adviser’s affiliate. In addition, the Independent Board Members also noted that various sub-advisers (including the Sub-Adviser) may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds, although the Board recognized that certain sub-advisers may be phasing out the use of soft dollars over time.
The Board, however, noted that the benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board considered that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Nuveen funds to the extent it enhances the ability of the Sub-Adviser to manage such funds or is acquired through the commissions paid on portfolio transactions of other clients.
Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Liquidity Risk Management Program
Discussion of the operation and effectiveness of the Funds’ liquidity risk management program
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), each Fund covered in this Report has adopted and implemented a liquidity risk management program (the “Program”), which is designed to manage each Fund’s liquidity risk. The Program consists of various protocols for assessing and managing each Fund’s liquidity risk. The Funds’ Board of Directors/Trustees (the “Board”) previously designated Nuveen Fund Advisors, LLC, the Funds’ investment adviser (the “Adviser”), as the administrator of the Program. The Adviser’s Liquidity Monitoring and Analysis Team (“LMAT”) carries out day-to-day Program management with oversight by the Adviser’s Liquidity Oversight Sub-Committee (“LOSC”). LMAT and LOSC are composed of personnel from the Adviser and Teachers Advisors, LLC, an affiliate of the Adviser.
At a May 20, 2020 meeting of the Board, the Adviser provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the calendar year 2019 (the “Review Period”), as required under the Liquidity Rule. The report noted that the Program has been and continues to be adequately and effectively implemented to monitor and (as applicable) respond to each Fund’s liquidity developments.
In accordance with the Program, LMAT assesses each Fund’s liquidity risk no less frequently than annually based on various factors, such as (i) the Fund’s investment strategy and the liquidity of its portfolio investments, (ii) cash flow projections, and (iii) holdings of cash and cash equivalents, borrowing arrangements, and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each of the Funds’ portfolio investments are classified into one of four liquidity categories (including the most liquid, “Highly Liquid,” and the least liquid, “Illiquid,” as discussed below). The classification is based on a determination of how long it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading, and investment-specific considerations, as well as market depth, using third-party vendor data.
A fund that does not primarily hold Highly Liquid investments must, among other things, determine a minimum percentage of the fund’s net assets that must be invested in Highly Liquid investments (a “Highly Liquid Investment Minimum”). During the Review Period, each Fund primarily held Highly Liquid investments and therefore was exempt from the requirement to adopt a Highly Liquid Investment Minimum and to comply with the related requirements under the Liquidity Rule.
The Liquidity Rule also limits a fund’s investments in Illiquid investments. Specifically, the Liquidity Rule prohibits a fund from acquiring Illiquid investments if doing so would result in the fund holding more than 15% of its net assets in Illiquid investments, and requires certain reporting to the fund’s board and the Securities and Exchange Commission any time a fund’s holdings of Illiquid investments exceeds 15% of net assets. During the Review Period, the Funds did not exceed the 15% limit on Illiquid investments.

Notes

Notes

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com    MSA-NAT-0920D1402022-INV-B-11/21

ITEM 2.	CODE OF ETHICS.

Not applicable to this filing.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

(a)	See Portfolio of Investments in Item 1.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

File the exhibits listed below as part of this Form.

(a	)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a	)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a	)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(a	)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b	)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Funds, Inc.

By (Signature and Title)	/s/ Mark J. Czarniecki
Mark J. Czarniecki
Vice President and Secretary

Date: December 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher E. Stickrod
Christopher E. Stickrod
Chief Administrative Officer
(principal executive officer)

Date: December 4, 2020

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham Vice President and Controller (principal financial officer)

Date: December 4, 2020